UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No. 1)

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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HF2 FINANCIAL MANAGEMENT INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: Not applicable

(2)	Aggregate number of securities to which transaction applies: Not applicable

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

(4)	Proposed maximum aggregate value of transaction: $175,000,000(1)

(5)	Total fee paid: $20,335(2)

☒	Fee paid previously with preliminary materials:
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(1)	Our estimate of the transaction value is based on an estimate of $175 million of cash consideration.
(2)	The amount is the product of $175 million multiplied by the SEC’s filing fee of $116.20 per million.

HF2 FINANCIAL MANAGEMENT INC.
999 18th Street, Suite 3000
Denver, Colorado 80202

Dear HF2 FINANCIAL MANAGEMENT INC. Stockholders:

You are cordially invited to attend the special meeting in lieu of the 2014 annual meeting of stockholders of HF2 FINANCIAL MANAGEMENT INC., which we refer to as “we,” “us,” “our,” “HF2” or the “Company,” on February 19, 2015, at 9:00 A.M., Eastern Time, at the offices of Morgan, Lewis & Bockius LLP, 399 Park Avenue, New York, New York 10022.

At the special meeting, our stockholders will be asked to consider and vote upon a proposal, which we refer to as the “Business Combination Proposal,” to approve the Investment Agreement, dated as of September 16, 2014 (as amended, the “Investment Agreement”), by and among us, ZAIS Group Parent, LLC, a Delaware limited liability company (“ZGP”), and the members of ZGP (the “ZGP Founder Members”). ZGP is the sole member of ZAIS Group, LLC (“ZAIS”), an investment management firm focused on specialized credit investments with approximately $4.7 billion of assets under management as of September 30, 2014. A copy of the Investment Agreement is attached to the accompanying proxy statement as Annex A.

The Investment Agreement provides for the acquisition by us of a majority of the Class A Units of ZGP (“Class A Units”). The number of Class A Units we will acquire will be equal to the aggregate number of shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), outstanding at the closing of the transactions contemplated by the Investment Agreement (the “Closing”) and after giving effect to any redemption of shares of Class A Common Stock by our public stockholders in connection with the consummation of this investment (“Redemption”). As of January 26, 2015, there are 23,592,150 shares of Class A Common Stock outstanding. We refer to the transactions contemplated by the Investment Agreement as the “Business Combination” and the Class A Units that we will acquire as the “Acquired Units.”

Pursuant to the Investment Agreement, in exchange for the Acquired Units we will contribute to ZGP an amount in cash equal to the assets in the Company’s trust account maintained for the benefit of the Company’s public stockholders (the “Trust Account”), after giving effect to the Redemption and less our aggregate costs, fees and expenses incurred in connection with or pursuant to the consummation of the Business Combination (including deferred commissions payable to investment advisors) (the “Expense Payments”). This contribution amount will be funded through use of the funds in the Trust Account.

Immediately following consummation of the Business Combination, the ZGP Founder Members will hold 7,000,000 Class A Units, subject to adjustment in accordance with the Investment Agreement. ZGP may also issue up to 6,800,000 authorized Class B Units (“Class B Units”) at any time from and after the Closing. Of these Class B Units, 1,600,000 Class B-0 Units vest on the later of the date of grant and the second anniversary of the Closing. The remaining 5,200,000 Class B-1, Class B-2, Class B-3 and Class B-4 Units (together the “Additional Employee Units”) vest in three equal installments only if the Class A Common Stock achieves certain average closing price thresholds ranging from $12.50 to $21.50 as follows: one-third upon achieving the applicable threshold, one-third upon the first anniversary of such achievement and one-third upon the second anniversary of such achievement. Although the Class B Units are outstanding when issued, the Class B Units are not entitled to any distributions from ZGP (and thus will not participate in the Company’s income or loss) or other material rights until the Class B Units vest. 1,600,000 Class B-0 Units are anticipated to be issued to key employees of ZAIS promptly after the Closing. Accordingly, following the consummation of the Business Combination, assuming none of our stockholders elect to redeem their shares of Class A Common Stock, it is contemplated that there will be 32,192,150 Units of ZGP outstanding and HF2 will own approximately 73.3% of the Units, the ZGP Founder Members will own approximately 21.7% of the Units and key employees will own the remaining 5.0% subject to certain vesting provisions.

In addition, during the first five years after the Closing, ZGP will release up to an additional 2,800,000 Class A Units (the “Additional Founder Units”) to the ZGP Founder Members if the sum of the average per share closing, price over any 20 trading-day period of the Class A Common Stock plus cumulative dividends paid on the Class A Common Stock between the Closing and the day prior to such 20 trading-day period (the “Total Per Share Value”) meets or exceeds specified thresholds, ranging from $12.50 to $21.50.

The ZGP Founder Members’ Class A Units and all of the vested Class B Units (but not any unvested Class B Units) may be exchanged for shares of Class A Common Stock on a one-for-one basis (subject to certain adjustments to the exchange ratio) or, at our option, cash or a combination of Class A Common Stock and cash, pursuant to the Exchange Agreement that the Company will enter into with ZGP, the ZGP Founder Members and the other parties thereto, the form of which is attached to the accompanying proxy statement as Annex C. Generally, there is a two-year lock-up period before any exchanges of Class A Units or vested Class B Units are permitted.

At the Closing, all of the outstanding shares of Class B Common Stock, par value $0.000001, of the Company (the “Class B Common Stock”) will be transferred from the HF2 Class B Trust to the ZGP Founder Members and immediately deposited with a newly created irrevocable trust of which Mr. Christian Zugel, the founder, Chief Investment Officer and Managing Member of ZAIS, is the initial sole trustee. Each share of Class B Common Stock is entitled to 10 votes and there are currently 20,000,000 shares of Class B Common Stock outstanding.

In connection with the Investment Agreement, we also will enter into the following agreements, each of which is discussed in the accompanying proxy statement: (i) a Second Amended and Restated Limited Liability Company Agreement of ZGP, the form of which is attached to the accompanying proxy statement as Annex B, (ii) the Exchange Agreement, the form of which is attached to the accompanying proxy statement as Annex C, (iii) a Registration Rights Agreement providing registration rights for shares of Class A Common Stock issued upon conversion of Class A Units and vested Class B Units of ZGP, the form of which is attached to the accompanying proxy statement as Annex D, and (iv) a Tax Receivable Agreement relating to the payment of a portion of specified tax savings to the ZGP Founder Members, the form of which is attached to the accompanying proxy statement as Annex E.

At the special meeting, our stockholders also will be asked to consider and vote upon the following proposals: (i) to approve our second amended and restated certificate of incorporation (the form of which is attached to the accompanying proxy statement as Annex G), including to change our name to “ZAIS Group Holdings, Inc.”, eliminate our staggered board of directors and provide that all directors will have one year terms, allow for stockholder action by written consent, and provide a Delaware forum selection clause, which we refer to as the “Amended and Restated Charter Proposal,” (ii) to elect five directors, effective upon the Closing, to serve on our board of directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified, which we refer to as the “Director Election Proposal,” (iii) to approve and adopt the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan (an equity-based incentive plan), the form of which is attached to the accompanying proxy statement as Annex F, which we refer to as the “2015 Stock Plan Proposal,” and (iv) to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote at the special meeting, which we refer to as the “Adjournment Proposal.” Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to review carefully.

Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the consummation of the transactions contemplated by the Investment Agreement, shares of Class A Common Stock then held by them for an amount of cash per share equal to the quotient determined by dividing (i) the amount in the Trust Account, net of any interest thereon and net of any income, franchise or other taxes payable by (ii) the total number of shares of Class A Common Stock issued in our initial public offering (“IPO”) that remain outstanding, calculated as of the date of the consummation of the Business Combination (the “Redemption Price”). For illustrative purposes, based on funds in the Trust Account of approximately $184,754,363.61 on December 31, 2014, the estimated per share Redemption Price at such date would have been approximately $10.50. To exercise Redemption rights, a stockholder must make a demand for Redemption at least three business days prior to the date of the special meeting, vote on the Business Combination Proposal and follow the other procedures described in the accompanying proxy statement. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the

Securities Exchange Act of 1934, as amended (“Exchange Act”)) will be restricted from seeking Redemption with respect to 20% or more of the shares of Class A Common Stock sold in our IPO; provided, however, that a public stockholder is still entitled to vote against the Business Combination Proposal with respect to all shares of Class A Common Stock sold in our IPO owned by him or his affiliates. We will require any public stockholder electing to redeem his IPO shares, whether he is a record holder or holds his IPO shares in “street name”, to make certifications that he is not part of such a group and to either tender his certificate to our transfer agent or to deliver his shares to our transfer agent electronically, using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at his option at least three business days prior to the special meeting. If the Business Combination Proposal is not approved or the Business Combination is not consummated for any reason, then the public stockholders who elected to exercise their Redemption rights will not be entitled to redeem their IPO shares, and we will promptly return any IPO shares delivered to us by the public stockholders.

Unless waived by ZGP and the ZGP Founder Members, it is a condition to Closing under the Investment Agreement that the amount in the Trust Account to be contributed in exchange for the Acquired Units, along with any proceeds from sales of equity of ZGP or other cash available to HF2, will be at least $100 million. Each Redemption of shares of Class A Common Stock by our public stockholders will decrease the amount in the Trust Account. If Redemptions by our public stockholders cause us to have less than $100 million in the Trust Account, along with any proceeds from sales of equity of ZGP or other cash available to HF2, after giving effect to Redemptions and the Expense Payments, ZGP and the ZGP Founder Members will not be required to consummate the Business Combination.

The holders of our shares of Class A Common Stock issued in private placements consummated prior to our IPO (which we refer to as “Founders’ Shares”) or issued in private placements at the time of our IPO (which we refer to as “Sponsors’ Shares”), who we refer to as our “Sponsors,” and our officers and directors have agreed (i) to vote any of their Founders’ Shares, Sponsors’ Shares and any public shares purchased in or after our IPO in favor of the Business Combination Proposal and (ii) not to redeem any Founders’ Shares or Sponsors’ Shares in connection with the vote to approve the Business Combination Proposal. The Founders’ Shares and the Sponsors’ Shares will be excluded from the calculation used to determine the Redemption Price. Currently, our Sponsors, officers and directors own approximately 30.5% of our issued and outstanding shares of Class A Common Stock, including all of the Founders’ Shares and Sponsors’ Shares.

We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) carefully. Please pay particular attention to the section entitled “Risk Factors.”

After careful consideration, our board of directors has unanimously approved and adopted the Investment Agreement and unanimously recommends that our stockholders vote FOR adoption and approval of the Investment Agreement and Business Combination and FOR all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the board recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — Approval of the Business Combination — Certain Benefits of HF2’s Directors and Officers and Others in the Business Combination.”

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock voted on the proposal. Shares of Class B Common Stock will be voted in proportion to the vote of the shares of Class A Common Stock on the Business Combination Proposal and each of the other proposals. The 2015 Stock Plan Proposal and Adjournment Proposal require the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. Approval of the Amended and Restated Charter Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as separate classes. Approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. Our board of directors and members of ZGP have already approved the Business Combination.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the special meeting in person, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote your shares is the equivalent of a vote against the Amended and Restated Charter Proposal but, assuming a quorum is otherwise validly established, will have no effect on the other proposals to be considered at the special meeting of stockholders. Unless waived by the parties to the Investment Agreement, the Closing of the Business Combination is conditioned upon the adoption and approval of the Business Combination Proposal and the Amended and Restated Charter Proposal.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the special meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL AND DEMAND THAT WE REDEEM YOUR SHARES OF CLASS A COMMON STOCK FOR THE REDEMPTION PRICE, MAKE CERTIFICATIONS THAT YOU ARE NOT PART OF A GROUP AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST THREE BUSINESS DAYS PRIOR TO THE DATE OF THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO YOU. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,
January 29, 2015	/s/ R. Bruce Cameron
R. Bruce Cameron Chairman and Chief Executive Officer

This proxy statement is dated January 29, 2015, and is first being mailed to stockholders of the Company on or about January 29, 2015.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

HF2 FINANCIAL MANAGEMENT INC.
999 18th Street, Suite 3000
Denver, Colorado 80202

NOTICE OF SPECIAL MEETING IN LIEU OF 2014 ANNUAL MEETING
OF STOCKHOLDERS OF HF2 FINANCIAL MANAGEMENT INC.

To Be Held on February 19, 2015

To the Stockholders of HF2 FINANCIAL MANAGEMENT INC.:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2014 annual meeting of stockholders (the “special meeting”) of HF2 FINANCIAL MANAGEMENT INC., a Delaware corporation (“we,” “us,” “our,” “HF2” or the “Company”), will be held on February 19, 2015, at 9:00 A.M., Eastern Time, at the offices of Morgan, Lewis & Bockius LLP, 399 Park Avenue, New York, New York 10022. You are cordially invited to attend the special meeting for the following purposes:

(1)	The Business Combination Proposal — to consider and vote upon a proposal to approve and adopt the Investment Agreement, dated as of September 16, 2014 (as amended, the “Investment Agreement”), by and among the Company, ZAIS Group Parent, LLC, a Delaware limited liability company (“ZGP”), and the members of ZGP (the “ZGP Founder Members”), and the transactions contemplated thereby;
(2)	The Amended and Restated Charter Proposal — to approve the Company’s second amended and restated certificate of incorporation, which includes amendments to change the Company’s name to “ZAIS Group Holdings, Inc.”, eliminate the Company’s staggered board of directors and provide that all directors will have one year terms, allow for stockholder action by written consent, and provide a Delaware forum selection clause for shareholder action;
(3)	The Director Election Proposal — to consider and vote upon a proposal to elect five directors, effective upon the closing of the Business Combination, to serve as directors on our board of directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified;
(4)	The 2015 Stock Plan Proposal — to consider and vote upon a proposal to approve and adopt the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan;
(5)	The Adjournment Proposal — to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote at the special meeting; and
(6)	to consider and transact such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

Only holders of record of our common stock at the close of business on January 26, 2015 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The Amended and Restated Charter Proposal is conditioned on the approval of the Business Combination Proposal. Each of the Director Election Proposal and the 2015 Stock Plan Proposal is conditioned on the approval of both the Business Combination Proposal and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth on this proxy statement.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the Investment Agreement and the transactions contemplated thereby and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call R. Bradley Forth, Chief Financial Officer and Secretary, at (303) 498-9737.

By Order of the Board of Directors,
January 29, 2015	/s/ R. Bruce Cameron
R. Bruce Cameron Chairman and Chief Executive Officer

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SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.” References to “we,” “us,” “our,” “HF2” or the “Company” are to HF2 Financial Management Inc. In addition, for definitions of terms commonly used throughout this proxy statement, including this Summary of the Proxy Statement, see the section entitled “Frequently Used Terms.”

Business Combination

Parties to the Business Combination

HF2 Financial Management Inc.

HF2 is a blank check company in the development stage, formed in October 2012, whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. There currently are 23,592,150 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), and 20,000,000 shares of Class B Common Stock, par value $0.000001 per share (“Class B Common Stock”) issued and outstanding. Of the shares of Class A Common Stock issued and outstanding, 17,595,000 shares were sold as part of our initial public offering (“IPO”), 4,398,750 shares (which we refer to as “Founders’ Shares”) were issued to holders of Class A Common Stock prior to our IPO (who we refer to as “Sponsors”) and 1,598,400 shares (which we refer to as “Sponsors’ Shares”) were sold to our Sponsors in private placements simultaneously with the consummation of our IPO and the closing of the sale of shares to the underwriters in our IPO pursuant to the exercise of the underwriters’ over-allotment option. Class A Common Stock is traded on The NASDAQ Stock Market under the ticker symbol “HTWO.” HF2 will apply to continue the listing of its Class A Common Stock on The NASDAQ Stock Market under the symbol “ZAIS” upon the consummation of the Business Combination.

The mailing address and telephone number of HF2’s principal executive office is 999 18th Street, Suite 3000, Denver, Colorado 80202, (303) 498-9737. For more information about us and our securities, see the sections entitled “Information About HF2” and “HF2 Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

ZAIS Group Parent, LLC

ZAIS Group Parent, LLC, which we refer to in this proxy statement as “ZGP,” is the sole member of ZAIS Group, LLC. The mailing address and telephone number of ZGP’s principal executive office is Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701, (732) 530-3610.

ZAIS Group, LLC, which we refer to in the proxy statement as “ZAIS,” is an investment management firm focused on specialized credit investments with approximately $4.7 billion of assets under management as of September 30, 2014. The mailing address and telephone number of ZAIS’s principal executive office is the same as set forth above for ZGP.

For more information about ZGP and ZAIS, see the sections entitled “Information About ZGP and ZAIS,” “ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management After the Business Combination.”

The ZGP Founder Members

The current members of ZGP, who we refer to as “ZGP Founder Members” are Christian Zugel, Sonia Zugel, Laureen Lim, and certain trusts, the beneficiaries of which are immediate family members of Christian Zugel.

Summary Term Sheet

Pursuant to the Investment Agreement, dated as of September 16, 2014 (as amended, the “Investment Agreement”), by and among us, ZGP, and the ZGP Founder Members, we propose to acquire a number of Class A Units of ZGP (“Class A Units”) equal to the aggregate number of shares of Class A Common Stock outstanding at the closing of the transactions contemplated by the Investment Agreement (the “Closing”) and after giving effect to any redemption of shares of Class A Common Stock by our public stockholders in connection with the consummation of this investment (each a “Redemption”). We refer to the Class A Units that we will acquire as the “Acquired Units.” The ZGP Founder Members will hold 7,000,000 Class A Units immediately following the consummation of the Business Combination subject to adjustment in accordance with the Investment Agreement. For more information about the transactions contemplated by the Investment Agreement and the vote on the Investment Agreement, which are referred to herein as the “Business Combination” and the “Business Combination Proposal,” see the section entitled “Proposal No. 1 —  Approval of the Business Combination” and the copy of the Investment Agreement attached to this proxy statement as Annex A.

Pursuant to the Investment Agreement, the contribution amount for the Acquired Units is an amount in cash equal to the assets in the trust account maintained for the benefit of our public stockholders (the “Trust Account”), after giving effect to Redemptions and less our aggregate costs, fees and expenses incurred in connection with or pursuant to the consummation of the Business Combination (including deferred commissions) (the “Expense Payments” and the consideration to be paid to ZGP, the “Closing Acquisition Consideration”). Unless waived by ZGP and the ZGP Founder Members, it is a condition to the Closing of the Business Combination under the Investment Agreement that the amount in the Trust Account to be contributed in exchange for the Acquired Units plus other cash available to us, along with any proceeds from issuances of equity interests by ZGP will be at least $100 million after giving effect to Redemptions and Expense Payments. Although it is possible that other cash or proceeds from issuances of equity interests by ZGP may be available to us, we anticipate that the Closing Acquisition Consideration will be funded with between $100 million and $175 million of cash from the Trust Account.

Immediately following consummation of the Business Combination, the ZGP Founder Members will hold 7,000,000 Class A Units, subject to adjustment in accordance with the Investment Agreement. It is also contemplated that, following the consummation of the Business Combination, ZGP will issue up to 1,600,000 Class B Units (“Class B Units,” and together with the Class A Units, the “Units”) to key ZAIS employees which will vest on the later of the date of grant and the second anniversary of the Closing. Accordingly, following the consummation of the Business Combination, assuming none of our stockholders elect to redeem their shares of Class A Common Stock, it is contemplated that there will be 32,192,150 Units outstanding and HF2 will own approximately 73.3% of those Units, the ZGP Founder Members will own approximately 21.7% of those Units and key employees will own the remaining 5%, subject to certain vesting provisions. It is anticipated that, upon completion of the Business Combination, our public stockholders will retain an ownership interest of 69.5% in us and our Sponsors will retain an ownership interest of approximately 30.5% in us. If any of our public stockholders exercise their Redemption rights, then (i) the ownership interest in us of our public stockholders will decrease and the ownership interest in us of our Sponsors will increase and (ii) our ownership interest in ZGP will decrease and the ownership interest of the ZGP Founder Members and ZAIS employees in ZGP will increase. The ownership percentages with respect to us and ZGP following the Business Combination do not take into account (i) the release of any Additional Founder Units or the issuance of Additional Employee Units (each as described below), which would represent approximately 19.9% of the Units after giving effect to such release and issuance, or (ii) Closing related adjustments to the number of Class A Units retained by the ZGP Founder Members. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership of our existing stockholders in us will be different and our percentage ownership in ZGP will be different. See “Summary of the Proxy Statement — Impact of the Business Combination on HF2’s Public Float” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

During the first five years after the Closing, ZGP will release up to an additional 2,800,000 Class A Units (the “Additional Founder Units”) to the ZGP Founder Members if the sum of the average per share closing price over any 20 trading-day period of the Class A Common Stock plus cumulative dividends paid on the Class A Common Stock between the Closing and the day prior to such 20 trading-day period (the “Total Per Share Value”) meets or exceeds specified thresholds, ranging from $12.50 to $21.50. After the Closing, ZGP may grant up to 5,200,000 Class B-1, Class B-2, Class B-3 and Class B-4 Units (together the “Additional Employee Units”) to ZAIS employees. The Additional Employee Units vest in three equal installments: one-third upon achieving the applicable Total Per Share Value threshold (which are the same as for the Additional Founder Units), one-third upon the first anniversary of such achievement and one-third upon the second anniversary of such achievement. The applicable Total Per Share Value threshold must be achieved within the first five years after the Closing. Although the Class B Units are outstanding when issued, the Class B Units are not entitled to any distributions from ZGP (and thus will not participate in the Company’s income or loss) or other material rights until the Class B Units vest and may not be exchanged for shares of Class A Common Stock until they vest.

As noted above, the Class B Units granted to ZAIS employees following the Closing will be subject to vesting provisions based on either time (with respect to the 1,600,000 Class B Units contemplated to be granted following the consummation of the Business Combination) or Total Per Share Value and time (with respect to the Additional Employee Units). A Class B Unit will not have any material rights or economic participation in ZGP until it has vested. In addition, each holder of Class B Units will, from the time he or she becomes a member of ZGP until one year following his or her termination of employment by ZAIS for any reason, be restricted from (i) engaging in certain activities that compete with the business of ZGP and its subsidiaries, (ii) soliciting, hiring or employing any employee of ZGP or its subsidiaries and (iii) soliciting the business of any current, former or prospective client of ZAIS or otherwise inducing a client to cease doing business with ZAIS, in each case subject to certain exceptions. For additional information regarding these restrictive covenants, see “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Class B Restrictive Covenants; Class B Unit Forfeiture.”

A holder of Class B Units will automatically forfeit his or her unvested Class B Units upon termination of his or her employment by ZAIS, resignation of his or her employment or upon a breach by him or her of the above described restrictive covenants or any other similar restrictive covenants to which he or she may be subject. In addition, if a holder of vested Class B Units breaches the restrictive covenants described above or any other similar restrictive covenants to which he or she may be subject, then with respect to the vested Class B Units, he or she will cease to have any rights or benefits under the New LLC Agreement (as defined below) other than the right to receive distributions and allocations, and ZGP may redeem all or any portion of his or her vested Class B Units at a price per Unit of $0.01.

Our board of directors believes that the significant equity ownership of the ZGP Founder Members and the potential equity ownership of ZAIS employees align their interests with the interests of the Company’s stockholders and creates an incentive to maximize returns while prudently managing risks. We believe that the time-based vesting provisions for the Class B Units, along with the restrictive covenants and forfeiture provisions described above, will incentivize the ZAIS employees that receive the Class B Units to remain with ZAIS over time and to avoid taking actions which would breach the restrictive covenants and could negatively impact ZAIS’s business. Finally, we believe that the Class B Units with performance-based vesting provisions tied to Total Value Per Share, as well as the fact that the Class B Units are exchangeable into shares of Class A Common Stock, will align the interests of the ZAIS employees that hold the Class B Units with the interests of the post-Business Combination stockholders because the value of the Class B Units will increase as the value of the Class A Common Stock increases.

The ZGP Founder Members’ Class A Units and vested Class B Units (but not unvested Class B Units) may be exchanged for shares of Class A Common Stock on a one-for-one basis (subject to certain adjustments to the exchange ratio) or, at our option, cash or a combination of Class A Common Stock and cash, pursuant to an Exchange Agreement that we will enter into with ZGP, the ZGP Founder Members and the other parties thereto. Generally, there is a two-year lock-up period before any exchanges of Class A Units or vested Class B Units are permitted. For more information about the Exchange Agreement, see the section entitled “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Exchange Agreement” and the form of the Exchange Agreement attached to this proxy statement as Annex C.

In addition, at the Closing, all of the outstanding shares of Class B Common Stock will be transferred from the HF2 Class B Trust to the ZGP Founder Members and immediately deposited into a newly created irrevocable trust of which Mr. Christian Zugel, the founder, Chief Investment Officer and Managing Member of ZAIS, is the sole trustee (the “ZGH Class B Trust”). Mr. Zugel will be the Chief Investment Officer and Chairman of the Board of Directors of the Combined Company. In his capacity as trustee of the ZGH Class B Trust, Mr. Zugel will have control over approximately 89.4% of the voting power of our outstanding common stock, assuming no Redemptions of our Class A Common Stock in connection with the Business Combination, or 92.4%, assuming 7,142,857 shares of Class A Common Stock are redeemed. For more information about the ZGH Class B Trust, see the section entitled “Proposal No. 1 — Approval of the Business Combination — Related Agreements — The ZGH Class B Trust Agreement.”

In connection with the Investment Agreement, we will also enter into the following agreements, each of which is discussed in this proxy statement: (i) a Second Amended and Restated Limited Liability Company Agreement of ZGP, which is attached to this proxy statement as Annex B, (ii) an Exchange Agreement relating to the exchange of Class A Units and vested Class B Units into shares of Class A Common Stock, the form of which is attached to this proxy statement as Annex C, (iii) a Registration Rights Agreement for shares of Class A Common Stock issued upon exchange of Units, the form of which is attached to this proxy statement as Annex D, and (iv) a Tax Receivable Agreement relating to the payment of a portion of specified tax savings to the ZGP Founder Members, the form of which is attached to this proxy statement as Annex E. For more information about each of these agreements, see the section entitled “Proposal No. 1 — Approval of the Business Combination — Related Agreements.”

Our management and board of directors considered various factors in determining (i) whether to approve the Investment Agreement and the transactions contemplated thereby and (ii) that the fair market value of the portion of ZGP that we will acquire was equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of the Investment Agreement. For more information about our decision-making process, see the section entitled “Proposal No. 1 — Approval of the Business Combination — HF2’s Board of Directors’ Reasons for the Approval of the Business Combination.”

Unless waived by ZGP and the ZGP Founder Members, it is a condition to the Closing of the Business Combination under the Investment Agreement that the amount in the Trust Account to be contributed in exchange for the Acquired Units plus other cash available to us, along with any proceeds from issuances of equity interests by ZGP will be at least $100 million. Each Redemption of shares of Class A Common Stock by our public stockholders will decrease the amount in the Trust Account. If Redemptions by our public stockholders cause the amount of cash in the Trust Account, after giving effect to the Redemptions and the Expense Payments, when aggregated with other cash available to HF2 and proceeds from issuances of equity by ZGP to be less than $100 million, then ZGP and the ZGP Founder Members will not be required to consummate the Business Combination. The consummation of the Business Combination is also subject to a number of other conditions set forth in the Investment Agreement including, among others, the receipt of the requisite stockholder approval for the Business Combination Proposal contemplated by this proxy statement and, effectively, approval of the Amended and Restated Charter Proposal. For more information about the closing conditions to the Business Combination, see the sections entitled “Proposal No. 1 — Approval of the Business Combination — The Investment Agreement — Conditions to the Closing of the Business Combination” and “Proposal No. 1 — Approval of the Business Combination — Regulatory Matters.”

The Investment Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of us and ZGP, or by us or ZGP acting alone, in specified circumstances, including if the Business Combination is not consummated on or before March 21, 2015 or if the Business Combination Proposal is not approved. For more information about the termination rights under the Investment Agreement, see the section entitled “Proposal No. 1 — Approval of the Business Combination —  The Investment Agreement — Termination.” If, as a result of our stockholders voting against the Business Combination Proposal, the termination of the Investment Agreement or otherwise, we are unable to complete the Business Combination or another business combination transaction by March 21, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and to the requirements of other applicable law. We expect that the amount of any distribution holders of Class A Common Stock will be entitled to receive upon our dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to our obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. Holders of our Founders’ Shares and Sponsors’ Shares have waived any right to any liquidation distribution with respect to those shares.

Organizational Structure

The following diagram illustrates our anticipated corporate structure following the Business Combination. Ownership percentages set forth below assume that none of our stockholders exercise their Redemption rights.

Impact of the Business Combination on HF2’s Public Float

It is anticipated that, immediately following the consummation of the Business Combination, the ownership of HF2 will be as follows, assuming (i) that none of our public stockholders exercise their Redemption rights and (ii) that 7,142,857 of our outstanding public shares are redeemed (which is the maximum number of shares of Class A Common Stock that may be redeemed in order for us to satisfy the condition to Closing that we must have at least $100 million of cash in the Trust Account after giving effect to Redemptions and Expense Payments, assuming no other available cash or proceeds from the sale of equity in ZGP):

	Assumed % of HF2 Public Shares Redeemed (or Proceeds Remaining in Trust Account)
	0% (or $184,747,500 in trust)*	40.6% (or $109,747,501 in trust)*
HF2 public stockholders	69.5%	56.3%
HF2 Sponsors Officers and Directors**	30.5%	43.7%

*	Includes an estimated $9.7 million of Expense Payments.
**	Includes 4,398,750 Founders’ Shares and 1,598,400 Sponsors’ Shares and an aggregate 1,188,411 shares acquired in the open market by our Sponsors, officers and directors.

Unless waived by ZGP and the ZGP Founder Members, it is a condition to the Closing under the Investment Agreement that the amount of funds in the Trust Account, after giving effect to Redemptions and the Expense Payments, when aggregated with any proceeds from issuances of equity interests by ZGP and other cash available to HF2 be at least $100 million after giving effect to Redemptions and Expense Payments. To the extent that holders of Class A Common Stock exercise their rights to redeem shares of Class A Common Stock or all or a portion of the Additional Founder Units are released or Additional Employee Units are issued, the ownership percentage of HF2 in ZGP will decrease as shown below:

	Assumed % of HF2 Public Shares Redeemed (or Proceeds Remaining in Trust Account)
	0% (or $184,747,500 in trust)(1)		40.6% (or $109,747,501 in trust)(1)
	With Additional Founder Units and Additional Employee Units(2)	Without Additional Founder Units and Additional Employee Units	With Additional Founder Units and Additional Employee Units(2)	Without Additional Founder Units and Additional Employee Units
HF2(3)	58.7%	73.3%	49.8%	65.7%
The ZGP Founder Members	24.4%	21.7%	29.7%	28.0%
ZAIS Employees(4)	16.9%	5%	20.6%	6.3%

(1)	Includes an estimated $9.7 million of Expense Payments.
(2)	Includes release of 2,800,000 Additional Founder Units and issuance of 5,200,000 Additional Employee Units.
(3)	Includes 4,398,750 Founders’ Shares and 1,598,400 Sponsors’ Shares and an aggregate 1,188,411 shares acquired in the open market by our Sponsors, officers and directors.
(4)	Includes up to 1,600,000 Class B Units contemplated to be issued to key ZAIS employees following the consummation of the Business Combination and assumes that these Class B Units have vested. Class B Units that have not vested are not entitled to any economic participation in ZGP or other material rights. These Class B Units vest on the later of the date of grant and the second anniversary of the Closing.

The ownership percentages in the above two tables do not take into account Closing related adjustments to the number of Class A Units to be retained by the ZGP Founder Members and assume no equity awards have been granted under the 2015 Stock Plan. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownerships in us and ZGP will be different.

Reasons for the Business Combination

We are a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Our efforts to identify an initial business combination have not been limited to a particular industry or geographic region, although we have focused on companies operating in the financial services industry.

In particular, our board of directors considered the following positive factors, although not weighted or in any order of significance:

Significant Experience.  ZAIS has been an active investor in structured credit since 1997. Members of ZAIS’s senior team, including those employees on ZAIS’s investment committee and management advisory committee, have, on average, more than 20 years of industry experience, covering investment management, fixed income trading, research, investment banking and financial services.

Distinguished Investment Track Record Across Multiple Market Cycles.  ZAIS has an established track record of delivering attractive relative returns through multiple market cycles. With a disciplined approach to credit investing coupled with robust risk mitigation, ZAIS is proficient at evaluating every level of the capital structure, in both mortgage and corporate credit assets and related derivative securities.

Proprietary Analytics Platform Enhances Competitive Position.   ZAIS has developed a proprietary analytics platform over the past 17 years, integrating loan-level data and analytics across the credit investing spectrum. ZAIS’s analytics allow it to compare investments under various assumptions, such as different macroeconomic conditions, credit spread and market volatility observations, and default and recovery rates. Utilizing a common analytics platform for both securities and loans enables ZAIS to make relative value allocations across sectors.

Company with Strong Free Cash Flow Generation.   ZAIS’s revenue is derived principally from two sources: (1) management fee income, based on the size of ZAIS’s funds and (2) incentive income, based on the performance of ZAIS’s funds. Thus, revenues vary directly with increases or decreases in the aggregate size and the investment performance of ZAIS’s funds. ZAIS incurs annual operating expenses for employee compensation, occupancy and other normal operating expenses that, except for incentive compensation for key employees, do not vary significantly with changes in the aggregate size and the investment performance of ZAIS’s funds. Our board of directors believes this operating structure provides operating leverage to ZAIS, because if ZAIS increases the total size of its funds and continues to deliver attractive investment performance results, ZAIS will likely not experience corresponding increases in its fixed operating costs.

Attractive Growth Opportunities.   ZAIS is currently developing four specific growth initiatives designed to capture current market opportunities and accelerate the growth of ZAIS’s credit investment platform. With the proceeds from the Business Combination, ZAIS expects to: (i) be able to provide capital required by new risk retention rules to expand its corporate collateralized loan obligation (“CLO”) business, which has priced and closed two CLO securitizations year to date in 2014; (ii) scale its residential mortgage conduit business; (iii) seed a credit trading fund focused on the emerging credit trading opportunities arising from ongoing regulatory changes; and (iv) provide capital required by new risk retention rules to build a commercial real estate CLO business to originate, or purchase, newly originated bridge loans and securitize them into new commercial real estate CLO securities or commercial mortgage-backed securities (“CMBS”). With the availability of new capital from the Business Combination, we believe ZAIS represents an attractive growth opportunity despite continued downward trending assets under management since 2007. This trend results from the wind-up and liquidation of a number of private equity-style and structured vehicles coinciding with challenges ZAIS and other managers face in raising new capital in the wake of the 2008 financial crisis and declining interest rates. These challenges stem largely from structured credit products being disfavored by investors in the continuing low interest rate environment. In this environment, investor inflows have gravitated toward equity and macro managers during 2014 as interest rates remained relatively flat, a trend that will likely continue until interest rates rise to a level presenting more attractive yields. See the section entitled “Risk Factors — Risks Related to ZGP’s and ZAIS’s Business and Industry — ZAIS’s AUM has been subject to volatility.”

We believe the additional capital will also enable ZAIS to comply with European Union and United States requirements for CLO managers to retain a portion of the securitization vehicles’ interests under European Union regulations that went into effect in July 2014 and United States risk retention rules that are expected to go into effect in the latter part of 2016 or the beginning of 2017. As of the date of this proxy statement, it is not clear how these regulations will be implemented in each Member State of the European Union. No assurance can be given that the implementation throughout the European Union of the European Union risk retention framework will not affect the market for or profitability of securitizing assets. Nor is it possible to fully predict the impact of the United States joint final regulations requiring risk retention by securitized including with respect to residential mortage-backed securities (“RMBS”), CMBS, and CLOs (“US Risk Retention Regulations”) on the United States structured credit market, but it is possible that these new regulations may lead to reduced liquidity, a smaller market for new issuances and a general decrease in expected revenue and profit for entities (like ZAIS) acting as securitizer of RMBS, CMBS, CLOs or other structured credit investments. See the section entitled “Risks Related to ZAIS’s Regulatory Environment — Risk retention requirements in Europe and the United States may make securitization of assets less profitable.”

Institutionalized Operations Infrastructure.   ZAIS has developed an operational platform with expertise and capacity in areas such as finance and accounting, administration, compliance, investor relations, trade execution, securities valuation, risk management and information technology.

Alignment of Interests.   The ZGP Founder Members will not receive any of the proceeds contributed to ZGP in the Business Combination, and will retain their equity interest in ZGP. Furthermore, in the first five years following the completion of the Business Combination, the ZGP Founder Members and ZAIS employees will have the opportunity to receive the Additional Founder Units and Additional Employee Units, subject to Total Per Share Value meeting certain targets. Our board of directors believes that the significant equity ownership of the ZGP Founder Members and the potential equity ownership of ZAIS employees align their interests with the interests of the Company’s stockholders and creates an incentive to maximize returns while prudently managing risks.

Closing Acquisition Consideration and Terms.   Our board of directors determined, based on the financial skills and background and experience of our directors, that the Closing Acquisition Consideration and terms of the Investment Agreement are fair to and in the best interest of HF2 and its stockholders. In addition, our board of directors received an opinion from Cassel Salpeter & Co., LLC, (“Cassel Salpeter”) as described in “— Opinion of Cassel Salpeter to HF2’s Board of Directors.”

For additional information regarding our board of directors’ consideration of the Business Combination, see the sections entitled “Proposal No. 1 — Approval of the Business Combination — HF2’s Board of Directors’ Reasons for the Approval of the Business Combination” and “Proposal No. 1 — Approval of the Business Combination — Background of the Business Combination.”

Opinion of Cassel Salpeter to HF2’s Board of Directors

Cassel Salpeter, an investment banking firm, rendered its oral opinion to our board of directors on September 13, 2014 (which was subsequently confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), as of September 13, 2014 and subject to and based upon the procedures, assumptions, qualifications and limitations set forth in its written opinion, as to (i) the fairness, from a financial point of view, to us of the Closing Acquisition Consideration to be paid by us for the Acquired Units in the Business Combination and (ii) whether, based upon the transaction, our expected ownership interest in ZGP at Closing has a fair market value equal to at least 80% of the balance in the Trust Account. See “Proposal No. 1 — Approval of the Business Combination — Description of Opinion of Cassel Salpeter.

The opinion was provided for the use and benefit of the members of our board of directors (in their capacity as such) in connection with our board of director’s evaluation of the Business Combination and only addressed, as of the date of the opinion, (i) the fairness, from a financial point of view, to us of the Closing Acquisition Consideration to be contributed by us for the Acquired Units in the Business Combination and (ii) whether, based upon the transaction, our expected ownership interest in ZGP at Closing has a fair market value equal to at least 80% of the balance in the Trust Account. The opinion did not address any other aspect or implication of the Business Combination or the Investment Agreement. The summary of Cassel Salpeter’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex H to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, or constitute, advice or a recommendation to our board of directors, any stockholder or any other security holder as to how such person should vote or act with respect to any matter relating to the Business Combination or otherwise. The financial and other terms of the Business Combination were determined pursuant to negotiations between the parties to the Investment Agreement and were not determined by or pursuant to any recommendation of Cassel Salpeter.

Redemption Rights

Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the consummation of the transactions contemplated by the Investment Agreement, shares of Class A Common Stock then held by them for an amount of cash per share equal to the quotient determined by dividing (i) the amount in the Trust Account, net of any interest thereon and net of any income, franchise or other taxes payable by (ii) the total number of shares of Class A Common Stock issued in our IPO that remain outstanding, calculated as of the date of the consummation of the Business Combination (the “Redemption Price”). For illustrative purposes, based on funds in the Trust Account of approximately $184,754,363.61 on December 31, 2014, the estimated per share Redemption Price at such date would have been approximately $10.50. To exercise Redemption rights, a stockholder must make a demand for redemption at least three business days prior to the date of the special meeting, vote on the Business Combination Proposal and comply with the other procedures described in “Questions and Answers About the Proposals for Stockholders — How do I exercise my Redemption rights?” Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking Redemption rights with respect to 20% or more of the shares of Class A Common Stock sold in our IPO; provided, however, that a public stockholder is still entitled to vote against the Business Combination Proposal with respect to all shares of Class A Common Stock sold in our IPO owned by him or his affiliates. We will require any public stockholder electing to redeem his IPO shares, whether he is a record holder or holds his IPO shares in “street name”, to make certifications that he is not part of such a group and to either tender his certificate to our transfer agent or to deliver his shares to our transfer agent electronically, using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at his option at least three business days prior to the date of the special meeting.

For additional information regarding your redemption rights, see the section entitled “Special Meeting in Lieu of 2014 Annual Meeting of HF2 Stockholders — Redemption Rights.”

Accounting Treatment

The Business Combination will be accounted for as a reorganization and recapitalization in accordance with GAAP for accounting and financial reporting purposes. The accounting for the reorganization and recapitalization follows the rules for a reverse acquisition as enumerated in the Accounting Standards Codification, Section 805. For additional information on the accounting treatment for the Business Combination, see “Proposal No. 1 — Approval of the Business Combination — Anticipated Accounting Treatment.”

Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the Business Combination.

Board of Directors of HF2 Following the Business Combination

Upon the closing of the Business Combination, we anticipate that the size of our board of directors will remain at five members, all of whom will be voted upon by our stockholders at the special meeting. If all director nominees are elected, Proposal No. 2 is approved, and the Business Combination is consummated, our board of directors will consist of Christian Zugel, Michael F. Szymanski, Bruce Cameron, Paul B. Guenther

and James Zinn, with each of these nominees serving a one-year term expiring at our 2015 annual meeting of stockholders. See the sections entitled “Proposal No. 3 — Election of Directors to the Board” and “Management After the Business Combination” for additional information.

Approval and Adoption of Other Proposals

In addition to voting on the proposal to approve and adopt the Investment Agreement and the Business Combination at the special meeting, the stockholders of HF2 will be asked to vote on the following proposals:

Proposal No. 2 — To approve our second amended and restated certificate of incorporation, the form of which is attached to this proxy statement as Annex G, including to change our name from “HF2 Financial Management Inc.” to “ZAIS Group Holdings, Inc.”, eliminate our staggered board of directors and provide that all directors will have one year terms, allow for stockholder action by written consent and provide a Delaware forum selection clause for shareholder actions, which we refer to as the “Amended and Restated Charter Proposal,”

Proposal No. 3 — To elect five directors to serve on our board of directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified, which we refer to as the “Director Election Proposal,”

Proposal No. 4 — To approve and adopt the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan (an equity-based incentive plan), the form of which is attached to this proxy statement as Annex F, which we refer to as the “2015 Stock Plan Proposal,”

Proposal No. 5 — To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented for stockholder vote at the special meeting, which we refer to as the “Adjournment Proposal.”

See the sections entitled “Proposal No. 2 — Approval of Second Amended and Restated Certificate of Incorporation,” “Proposal No. 3 — Election of Directors to the Board,” “Proposal No. 4 — Approval and Adoption of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan,” and “Proposal No. 5 — The Adjournment Proposal” and “Special Meeting in Lieu of 2014 Annual Meeting of HF2 Stockholders.”

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of HF2 stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the shares of common stock outstanding and entitled to vote at the special meeting are represented in person or by proxy. With respect to the Amended and Restated Charter Proposal, holders of a majority of the issued and outstanding shares of each class of our common stock, present in person or represented by proxy, shall constitute a quorum. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum.

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock voted on the proposal. Shares of Class B Common Stock will be voted in proportion to the vote of the shares of Class A Common Stock. A failure to vote your shares, an abstention and a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on the Business Combination Proposal.

The 2015 Stock Plan Proposal and Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. A failure to vote your shares and a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on these proposals, but an abstention will have the same effect as a vote “against” each of these proposals.

Approval of the Amended and Restated Charter Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as separate classes. A failure to vote your shares, a broker non-vote, and abstentions are equivalent to a vote “against” the Amended and Restated Charter Proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, failures to vote, broker non-votes and abstentions will have no effect on the election of directors.

The Amended and Restated Charter Proposal is conditioned on the approval of the Business Combination Proposal. Each of the Director Election Proposal and the 2015 Stock Plan Proposal is conditioned on the approval of both the Business Combination Proposal and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth on this proxy statement. It is important for you to note that in the event the Business Combination Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination. In addition, because the amendment and restatement of our charter is a condition to ZGP’s and the ZGP Founder Member’s obligations to consummate the Business Combination, unless waived by them, if the Amended and Restated Charter Proposal does not receive the requisite vote for approval, we cannot consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by March 21, 2015, we will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in the Trust Account to the holders of our public shares.

The HF2 Class B Trust, as the holder of the 20,000,000 shares of Class B Common Stock, is entitled to ten votes at the special meeting for each share of Class B Common Stock held of record as of January 26, 2015. The shares of Class B Common Stock will be voted in proportion to the vote of our shares of Class A Common Stock on each proposal and, therefore, will not have an effect on the vote on any of the proposals.

In connection with our IPO, we entered into agreements with each of our Sponsors, directors and officers, pursuant to which each agreed (i) to vote any Founders’ Shares, Sponsors’ Shares and any public shares purchased in or after the IPO in favor of the Business Combination Proposal and (ii) not to redeem any Founders’ Shares or Sponsors’ Shares in connection with the vote to approve the Business Combination Proposal. In addition, our officers, directors and Sponsors (other than Bulldog Investors and White Sand Investor Group, LP) have agreed not to redeem any public shares purchased in or after our IPO in connection with the vote to approve the Business Combination Proposal. Currently, our Sponsors, directors and officers own approximately 30.5% of our issued and outstanding shares of Class A Common Stock, including all of the Founders’ Shares and Sponsors’ Shares.

Recommendation to HF2 Stockholders

Our board of directors has unanimously approved and adopted the Investment Agreement and unanimously recommends that our stockholders vote FOR adoption and approval of the Investment Agreement and the Business Combination and FOR all other proposals presented to our stockholders in this proxy statement.

When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. These interests include, among other things:

•	our officers and directors beneficially own, in the aggregate, 950,104 Founders’ Shares which they acquired for a nominal amount, and these Founders’ Shares will have value only if we consummate the Business Combination;
•	our officers and directors beneficially own, in the aggregate, 235,000 Sponsors’ Shares which they acquired for $10.00 per share, and these Sponsors’ Shares will have value only if we consummate the Business Combination;
•	our Sponsors, who own 3,448,646 Founders’ Shares and 1,363,400 Sponsors’ Shares, have business relationships with our officers and directors;

•	our officers, directors, and Sponsors will not receive liquidation distributions with respect to any of their Founders’ Shares or Sponsors’ Shares if we fail to consummate an initial business combination within the required time period;
•	the Founders’ Shares beneficially owned by our officers, directors, and Sponsors will be released from escrow only if the Business Combination is successfully completed;
•	our officers, directors, and Sponsors have agreed that the Sponsors’ Shares will not be sold or transferred by them until 30 days after we have completed the Business Combination;
•	two of our officers and the estate of one of our former officers have agreed to be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;
•	unless we consummate an initial business combination, our officers, directors, Advisory Board members and Sponsors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the sum of the amount of available proceeds not deposited in the Trust Account, the amount of interest income from the Trust Account that will be released to us as working capital and the proceeds of any debt or equity financing provided by them;
•	the continuation of one of our existing directors as a director of the Company following the consummation of the Business Combination; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Risk Factors

In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “HF2” refer to HF2 Financial Management Inc., and the terms “combined company” and “post-combination company” refers to HF2 following the consummation of the Business Combination.

In this document the following terms shall have the meanings set forth below:

“ABS” means asset-backed securities.

“Acquired Units” means the Class A Units to be acquired by us pursuant to the Investment Agreement in an amount equal to the aggregate number of shares of Class A Common Stock outstanding immediately after the consummation of the transactions contemplated by the Investment Agreement and after giving effect to the Redemption.

“Additional Employee Units” means the Class B-1, Class B-2, Class B-3 and Class B-4, or a total of up to 5,200,000 Class B Units, that may be granted to ZAIS employees after the Closing, subject to vesting, lock-ups, and other restrictions.

“Additional Founder Units” means up to 2,800,000 Class A Units that will be released to the ZGP Founder Members during the first five years after the Closing if the Total Per Share Value meets or exceeds specified thresholds ranging from $12.50 to $21.50.

“AUM” means assets under management. ZAIS revised its methodology for calculating AUM effective January 1, 2014. ZAIS believes that the new methodology, which now includes assets in the warehouse phase for new structured vehicles and does not treat leverage and other operating liabilities as a reduction of AUM, more clearly reflects the total assets actively managed by ZAIS.

“Business Combination” means the transactions contemplated by the Investment Agreement, including the acquisition by HF2 of the Acquired Units.

“CDO” means collateralized debt obligation.

“CDS” means credit default swap.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of HF2.

“Class A Units” means the Class A Units of ZGP.

“Class B Common Stock” means the Class B common stock, par value $0.000001 per share, of HF2.

“Class B Units” means the Class B Units of ZGP.

“CLO” means collateralized loan obligation.

“Closing” or “Closing of the Business Combination” means the closing of the Business Combination pursuant to the Investment Agreement.

“Closing Acquisition Consideration” means the contribution amount for the Acquired Units under the Investment Agreement, which will be an amount in cash equal to the assets in the Trust Account immediately after giving effect to the Redemption and net of the Expense Payments.

“CRE” means commercial real estate.

“CMBS” means commercial mortgage-backed securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” means the Exchange Agreement that the Company will enter into with ZGP, the ZGP Founder Members and the ZGH Class B Trust at the Closing, the form of which is attached to this proxy statement as Annex C.

“Expense Payments” means our aggregate costs, fees and expenses incurred in connection with or pursuant to the consummation of the Business Combination (including deferred commissions payable to investment advisors).

“Founders’ Shares” means the 4,398,750 shares of Class A Common Stock issued prior to the IPO.

“GAAP” means accounting principles generally accepted in the United States.

“Investment Agreement” means the Investment Agreement, dated as of September 16, 2014, by and among ZGP, the Company and the ZGP Founder Members, as amended.

“IPO” means HF2’s initial public offering, consummated on March 27, 2013, through the sale of 17,595,000 shares of Class A Common Stock (including 2,295,000 shares of Class A Common Stock sold on April 1, 2013 pursuant to the underwriters’ exercise in full of their over-allotment option) at $10.00 per share.

“New LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of ZGP that we and the ZGP Founder Members will enter into at the Closing, the form of which is attached to this proxy statement as Annex B.

“public shares” means shares of Class A Common Stock issued in the IPO.

“public stockholders” means holders of public shares, including the Sponsors to the extent the Sponsors hold public shares, provided that the Sponsors will be considered a “public stockholder” only with respect to any public shares held by them.

“Redemption” means the redemption of shares of Class A Common Stock by our public stockholders in connection with the consummation of the Business Combination.

“Redemption Price” means an amount of cash per share of Class A Common Stock equal to the quotient determined by dividing (i) the amount in the Trust Account, net of any interest thereon and net of any income, franchise or other taxes payable by (ii) the total number of shares of Class A Common Stock issued in our IPO that remain outstanding, calculated as of the date of the consummation of the Business Combination.

“Registration Rights Agreement” means the Registration Rights Agreement that the Company will enter into with the ZGP Founder Members at the Closing, the form of which is attached to this proxy statement as Annex D.

“RMBS” means residential mortgage-backed securities.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC” means the United States Securities and Exchange Commission.

“special meeting” means the special meeting in lieu of the 2014 annual meeting of stockholders of HF2 that is the subject of this proxy statement.

“Sponsors” means the holders of our shares of Class A Common Stock prior to our IPO.

“Sponsors’ Shares” means 1,598,400 shares of Class A Common Stock sold to the Sponsors in a private placement simultaneously with the consummation of our IPO and the closing of the sale of shares to the underwriters in our IPO pursuant to the exercise of the underwriters’ over-allotment option.

“Tax Receivable Agreement” means the Tax Receivable Agreement that the Company will enter into with the ZGP Founder Members at the Closing, the form of which is attached to this proxy statement as Annex E.

“Total Per Share Value” means the sum of the average per share closing price over any 20 trading-day period of the Class A Common Stock plus cumulative dividends paid on the Class A Common Stock between the Closing and the day prior to such 20 trading-day period.

“Trust Account” means the trust account that holds the proceeds of our IPO.

“Units” means the Class A Units and Class B Units of ZGP.

“ZAIS” means ZAIS Group, LLC, a Delaware limited liability company.

“ZGH Class B Trust” means a trust to be established to hold all of the outstanding shares of Class B Common Stock pursuant to the trust agreement, the form of which is attached as Annex I, and of whom Christian Zugel will be the initial sole trustee.

“ZGP” means ZAIS Group Parent, LLC, a Delaware limited liability company.

“ZGP Founder Members” means the members of ZGP that are party to the Investment Agreement.

“2015 Stock Plan” means the proposed ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?
A:	Our stockholders are being asked to consider and vote upon a proposal to approve and adopt the Investment Agreement and the Business Combination, among other proposals. We have entered into the Investment Agreement with ZGP and the ZGP Founder Members providing for the acquisition by us of the Acquired Units. Pursuant to the Investment Agreement, we will contribute to ZGP an amount in cash equal to the assets in the Trust Account immediately after giving effect to the Redemption less the Expense Payments, which we refer to as the Closing Acquisition Consideration. In connection with the Investment Agreement, we also will enter into the following agreements, each of which is discussed in this proxy statement: (i) the New LLC Agreement, (ii) the Exchange Agreement, (iii) the Registration Rights Agreement and (iv) the Tax Receivable Agreement. For more information about the Investment Agreement and related transaction agreements, see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Investment Agreement” and “Proposal No. 1 — Approval of the Business Combination — Related Agreements.”

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:	What is being voted on at the special meeting?
A:	Below are proposals on which our stockholders are being asked to vote.
1.	To approve and adopt the Investment Agreement and the transactions contemplated by the Investment Agreement, which we refer to as the Business Combination Proposal;
2.	To approve our second amended and restated certificate of incorporation, the form of which is attached to this proxy statement as Annex G, including to change our name from “HF2 FINANCIAL MANAGEMENT INC.” to “ZAIS Group Holdings, Inc.”, destagger our board of directors so that all directors will have one year terms, allow for stockholder action by written consent, and provide a Delaware forum selection clause for shareholder actions, which we refer to as the Amended and Restated Charter Proposal;
3.	To elect five directors, effective upon the Closing, to serve on our board of directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified, which we refer to as the Director Election Proposal;
4.	To approve and adopt the 2015 Stock Plan (an equity-based incentive plan), the form of which is attached to this proxy statement as Annex F, which we refer to as the 2015 Stock Plan Proposal; and
5.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the proposals submitted for stockholder vote at the special meeting, which we refer to as the Adjournment Proposal.
Q:	Are the proposals conditioned on one another?
A:	The Amended and Restated Charter Proposal is conditioned on the approval of the Business Combination Proposal. Each of the Director Election Proposal and the 2015 Stock Plan Proposal is conditioned on the approval of both the Business Combination Proposal and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth on this proxy statement. It is important for you to note that in the event either the Business Combination Proposal or (unless waived by ZGP and the ZGP Founder Members) the Amended and Restated Charter Proposal does not receive the requisite vote for approval, then we cannot consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by March 21, 2015, we will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in the Trust Account to the holders of our public shares.
Q:	Why are we providing our stockholders with the opportunity to vote on the Business Combination?
A:	Under our amended and restated certificate of incorporation, we must provide all holders of our public shares with the opportunity to vote on the Business Combination and the opportunity have their public shares redeemed upon the closing of the Business Combination.
Q:	What will happen in the Business Combination?
A:	At the Closing of the Business Combination, we will acquire the Acquired Units in exchange for the Closing Acquisition Consideration. Assuming no Closing related adjustments, the ZGP Founder Members will initially retain an aggregate of 7,000,000 Class A Units at the Closing. The ZGP Founder Members will also have the right to the Additional Founder Units if certain Total Per Share Value thresholds are met or exceeded. In addition, at the Closing, all of the outstanding shares of Class B Common Stock will be transferred from the HF2 Class B Trust to the ZGP Founder Members and immediately deposited with the ZGH Class B Trust of which Mr. Christian Zugel, the founder, Chief Investment Officer and Managing Member of ZAIS, is the sole initial trustee.
Q:	What equity stake will (i) our current stockholders hold in us after the Closing and (ii) we hold in ZGP after the Closing?
A:	Assuming that no holders of Class A Common Stock exercise their Redemption rights, it is anticipated that, upon completion of the Business Combination, our public stockholders will retain approximately 69.5% of our shares of Class A Common Stock, our Sponsors will retain approximately 30.5% of our shares of Class A Common Stock, and the ZGH Class B Trust will hold 20,000,000 shares of Class B Common Stock. In turn, it is anticipated we will hold approximately 73.3% of the outstanding Units of ZGP, the ZGP Founder Members will hold approximately 21.7% of the outstanding Units of ZGP, and ZAIS employees will hold approximately 5% of the Units of ZGP, subject to certain vesting provisions. If any of our public stockholders exercise their redemption rights, then (i) the ownership interest in us of our public stockholders will decrease and the ownership interest in us of our Sponsors will increase and (ii) our ownership interest in ZGP will decrease and the ownership interest of the ZGP Founder Members and ZAIS employees in ZGP will increase. The ownership percentages with respect to us and ZGP following the Business Combination do not take into account (i) the release of Additional Founder Units or the issuance of Additional Employee Units, which would represent approximately 19.9% of the Units outstanding upon the Closing after giving effect to such release and issuance, or (ii) Closing related adjustments to the number of Class A Units retained by the ZGP Founder Members. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by our existing stockholders in us will be different and the percentage ownership retained by us in ZGP will be different.

See “Summary of the Proxy Statement — Impact of the Business Combination on HF2’s Public Float,” “Summary of the Proxy Statement — Organization Structure” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

Q:	What is the pro forma book value per share of HF2 Class A Common Stock as of September 30, 2014?
A:	The unaudited pro forma book value per share of HF2 Class A Common Stock as of September 30, 2014 and after giving effect to the Business Combination, is (i) $5.96, assuming that no holders of public shares exercise their redemption rights and (ii) $4.58, assuming that holders of 7,142,857 public shares, or approximately 40.6% of HF2’s total public shares, exercise their redemption rights. The unaudited pro forma combined share information does not purport to represent what the actual results of operations of ZGP and HF2 would have been had the Business Combination been completed or to project ZGP and HF2’s results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information does not purport to represent what the value of ZGP and HF2 would have been had the Business Combination been completed nor the book value per share for any future date or period. See “Comparative Share Information” for additional information.
Q:	How does ZGP intend to use the Closing Acquisition Consideration?
A:	ZGP intends to use the Closing Acquisition Consideration to implement of ZAIS’s growth strategies and otherwise for general corporate purposes. ZAIS anticipates using capital from the Business Combination to: (i) satisfy new risk retention rules and expand the corporate CLO business, which has priced and closed two CLO securitizations year to date in 2014; (ii) up to $100 million to scale its residential mortgage conduit business; (iii) up to $100 million to seed a credit trading fund focused on the emerging credit trading opportunities arising from ongoing regulatory changes; and (iv) up to $60 million to provide the capital required by new risk retention rules and build a commercial real estate CLO business to originate, or purchase, newly originated bridge loans and securitize them into new CRE CLO securities or CMBS. For additional information regarding ZAIS’s growth strategies see the section entitled “Information About ZGP and ZAIS — Growth Strategy.”
Q:	What conditions must be satisfied to complete the Business Combination?
A:	There are a number of closing conditions in the Investment Agreement, including that our stockholders have approved and adopted the Business Combination Proposal, the amount in our Trust Account (after giving effect to Redemptions and the Expense Payments) when aggregated with any available cash to HF2 and any proceeds from equity issuances by ZGP, totals at least $100 million and, unless waived by ZGP and the ZGP Founder Members, and HF2’s certificate of incorporation is amended and restated as set forth in Annex G to this proxy statement, which requires our stockholder approval. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Investment Agreement — Conditions to the Closing of the Business Combination.”
Q:	Why is HF2 proposing the Amended and Restated Charter Proposal?
A:	The amendment and restatement of our certificate of incorporation is a condition to the consummation of the Business Combination under the Investment Agreement. See the section entitled “Proposal No. 2 — Approval of Second Amended and Restated Certificate of Incorporation” for more information.
Q:	Why is HF2 proposing the Director Election Proposal?
A:	We believe it is in the best interests of our stockholders to allow our stockholders to vote upon the election of our directors because our stockholders have not yet had the opportunity to vote on the election of directors. We also believe it is appropriate to have a transition of management in connection with the Business Combination. See the section entitled “Proposal No. 3 — Election of Directors to the Board of Directors” for additional information.
Q:	Why is HF2 proposing the 2015 Stock Plan Proposal?
A:	The purpose of the 2015 Stock Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, directors and consultants cash and stock-based incentive awards in order to attract, retain and reward these individuals and strengthen the mutuality of interests between them and our stockholders. See the section entitled “Proposal No. 4 — Approval and Adoption of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan” for more information.
Q:	What happens if I sell my shares of Class A Common Stock before the special meeting?
A:	The record date for the special meeting is earlier than the date the Business Combination is expected to be completed. If you transfer your shares of Class A Common Stock after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. However, you will not be able to seek Redemption of your shares of Class A Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of Class A Common Stock prior to the record date, you will have no right to vote those shares at the special meeting or to redeem those shares for a pro rata portion of the proceeds held in the Trust Account.
Q:	How will shares of Class B Common Stock be voted for each proposal?
A:	Prior to the Business Combination and in connection with any vote on the Business Combination, including the Business Combination Proposal, the shares of Class B Common Stock will be voted on all matters presented to holders of our common stock for a vote in proportion to the vote of the holders of the Class A Common Stock. As a result, prior to consummation of the Business Combination, holders of a majority of our shares of Class A Common Stock will control the vote on any matter submitted to our stockholders for a vote.
Q:	What vote is required to approve the proposals presented at the special meeting?
A:	Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock voted on the proposal. Shares of Class B Common Stock will be voted in proportion to the vote of the shares of Class A Common Stock on the Business Combination Proposal and each of the other proposals. A failure to vote your shares by proxy or in person, an abstention or the failure of an HF2 stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will, assuming a valid quorum is established, have no effect on the outcome of the vote on the Business Combination Proposal.

Each of the 2015 Stock Plan Proposal and Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. A failure to vote your shares by proxy or in person and a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on these proposals, but an abstention will have the same effect as a vote against each of these proposals.

Approval of the Amended and Restated Charter Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and Class B Common Stock, voting as separate classes. A failure to vote your shares, an abstention and a broker non-vote is the equivalent of a vote against the Amended and Restated Charter Proposal. Because the amendment and restatement of our certificate of incorporation is a condition to the Closing, even if the Business Combination is approved by our stockholders, the Amended and Restated Charter Proposal will also need to be approved for the Business Combination to occur.

Directors are elected by a plurality of all of the votes cast by holders of shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, failure to vote your shares by proxy or in person, broker non-votes, and abstentions will have no effect on the election of directors.

Q:	May HF2, the Sponsors or HF2’s directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?
A:	If a significant number of stockholders vote, or indicate an intention to vote, against the Business Combination Proposal or exercise their Redemption Rights, or indicate an intention to do so, our Sponsors, officers, directors, Advisory Board members or their affiliates could make such purchases in the open market or in private transactions in order to increase the likelihood of satisfaction of the requirements that the holders of a majority of our shares of Class A Common Stock voted are voted in favor of the Business Combination Proposal or to increase the likelihood of satisfaction of the requirement that we have available at least $100 million, after giving effect to the Redemption and the Expense Payments, for the Closing Acquisition Consideration. Certain of our Sponsors have expressed an interest in possibly purchasing, either directly or through their affiliates, between 2,000,000 and 5,000,000 shares of Class A Common Stock in the aggregate in connection with the consummation of the Business

Combination. All public shares purchased by our sponsors, officers, directors or Advisory Board members or their affiliates pursuant to such arrangements would be voted in favor of the proposed initial business combination and would not be redeemed.
Q:	How many votes do I have at the special meeting?
A:	Holders of shares of Class A Common Stock are entitled to one vote at the special meeting for each share of Class A Common Stock held of record as of January 26, 2015, the record date for the special meeting. As of the close of business on the record date, there were 23,592,150 outstanding shares of Class A Common Stock. The HF2 Class B Trust, as the holder of the 20,000,000 shares of Class B Common Stock, is entitled to ten votes at the special meeting for each share of Class B Common Stock held of record as of January 26, 2015. The shares of Class B Common Stock will be voted in proportion to the vote of shares of Class A Common Stock and, therefore, will not have an effect on the vote on any of the proposals.
Q:	What constitutes a quorum at the special meeting?
A:	Holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum, except that for the Amended and Restated Charter Proposal, holders of a majority of the issued and outstanding shares of each class of our common stock, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, the holders of a majority of our outstanding common stock, present in person or represented by proxy, will have power to adjourn the special meeting. As of the record date for the special meeting, 21,796,075 shares of our common stock would be required to achieve a quorum, except that for the Amended and Restated Charter Proposal 11,796,076 shares of our Class A Common Stock and 10,000,001 shares of our Class B Common Stock would be required to achieve a quorum.
Q:	How will HF2’s Sponsors, directors and officers vote?
A:	In connection with our IPO, we entered into agreements with each of our Sponsors, directors and officers, pursuant to which each agreed (i) to vote any Founders’ Shares, Sponsors’ Shares and any public shares purchased in or after the IPO in favor of the Business Combination Proposal and (ii) not to redeem any Founders’ Shares or Sponsors’ Shares in connection with the vote to approve the Business Combination Proposal. In addition, our officers, directors and Sponsors (other than Bulldog Investors and White Sand Investor Group, LP) have agreed not to redeem any public shares purchased in or after our IPO in connection with the vote to approve the Business Combination Proposal. As of the date of this proxy statement, neither we nor any of our Sponsors, directors or officers has entered into any agreements, or are in negotiations to purchase shares of Class A Common Stock. Currently, our Sponsors, directors and officers own approximately 30.5% of our issued and outstanding shares of Class A Common Stock, including all of the Founders’ Shares and Sponsors’ Shares.
Q:	What interests do HF2’s current officers and directors have in the Business Combination?
A:	Our directors and executive officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interest. These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination. See “Proposal No. 1 — Approval of the Business Combination — Certain Benefits of HF2’s Directors and Officers and Others in the Business Combination.”
Q:	What happens if I vote against the Business Combination Proposal?
A:	If the Business Combination Proposal is not approved and we do not otherwise consummate an alternative business combination by March 21, 2015, we will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of the shares of Class A Common Stock issued in our IPO. See “—What happens if the Business Combination is not consummated?”

Q:	Do I have Redemption rights?
A:	Pursuant to our amended and restated certificate of incorporation, we are providing our public stockholders with the opportunity to redeem, upon the consummation of the Business Combination, shares of Class A Common Stock then held by them for an amount of cash per share equal to the Redemption Price. For illustrative purposes, based on funds in the Trust Account of approximately $184,754,363.61 on December 31, 2014, the Redemption Price would have been approximately $10.50. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal.

A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking Redemption rights with respect to more than 20% of the shares of Class A Common Stock sold in our IPO; provided, however, that a public stockholder is entitled to vote against the Business Combination Proposal with respect to all shares of Class A Common Stock sold in our IPO owned by him or his affiliates.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:	No. You may exercise your Redemption rights whether you vote your shares of Class A Common Stock for or against the Business Combination Proposal or any other proposal described in this proxy statement.
Q:	How do I exercise my Redemption rights?
A:	In order to exercise your Redemption rights, you must (i) affirmatively vote either for or against the Business Combination Proposal, (ii) check the box on the enclosed proxy card to elect redemption, (iii) check the box on the enclosed proxy card marked “Shareholder Certification” to certify that you are not part of a group seeking Redemption rights with respect to more than 20% of the shares of Class A Common Stock sold in our IPO, and (iv) prior to 5:00 p.m., Eastern Time on February 13, 2015 (three business days before the special meeting), (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent either physically or electronically through the Depository Trust Company, or DTC, DWAC (Deposit/Withdrawal At Custodian) System. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under “— Who can help answer my questions?” If you are not a record holder and hold your shares in “street name” through a bank, broker or other nominee, you will need to contact your broker, nominee or agent that is the record holder and ask them to exercise Redemption rights on your behalf.

Any demand for Redemption, once made, may be withdrawn at any time until the deadline for exercising Redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for Redemption to our transfer agent and decide within the required timeframe not to exercise your Redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “— Who can help answer my questions?” below. If you are not a record holder and hold your shares in “street name” through a bank, broker or other nominee, you will need to contact your broker, nominee or agent that is the record holder and ask them to withdraw your Redemption demand.

If the Business Combination Proposal is not approved or the Business Combination is not consummated for any reason, then the public stockholders who elected to exercise their Redemption rights will not be entitled to redeem their IPO shares, and we will promptly return any IPO shares delivered to us by the public stockholders.

Q:	What are the federal income tax consequences of exercising my Redemption rights?
A:	Holders of our public shares who exercise their Redemption rights to receive cash from the Trust Account in exchange for their public shares generally will be required to treat the transaction as a sale or exchange of such shares for U.S. federal income tax purposes, and to recognize gain or loss upon such sale or exchange in an amount equal to the difference, if any, between the amount of cash received in respect of such shares and the adjusted U.S. federal income tax basis of such holder in the shares of

Class A Common Stock redeemed. Such gain or loss generally should be treated as capital gain or loss if such shares were held as a capital asset on the date of the Redemption. The Redemption, however, may be treated as a distribution in respect of our public shares for U.S. federal income tax purposes if the Redemption does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in us (whether such ownership is direct or through the application of certain attribution and constructive ownership rules). Any amounts treated as such a distribution will constitute a dividend to the extent not in excess of our current and accumulated earnings and profits as measured for U.S. federal income tax purposes. Any amounts treated as a distribution and that are in excess of our current and accumulated earnings and profits will reduce the redeeming stockholder’s basis in his or her redeemed Class A Common Stock, and any remaining amount will be treated as gain realized on the sale or other disposition of the Class A Common Stock and taxed as described above. For more information, see the section entitled “Proposal No. 1 — Approval of the Business Combination — Material U.S. Federal Income Tax Consequences of the Business Combination.”
Q:	Do I have appraisal rights if I object to the proposed Business Combination?
A:	No. There are no appraisal rights available to holders of Class A Common Stock or Class B Common Stock in connection with the Business Combination.
Q:	What happens to the funds held in the Trust Account upon consummation of the Business Combination?
A:	If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) the Closing Acquisition Consideration, (ii) holders of Class A Common Stock who properly exercise their Redemption rights, (iii) a $7.0 million advisory fee split between EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P. and (iv) all other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company in connection with the transactions contemplated by the Business Combination.
Q:	What happens if the Business Combination is not consummated?
A:	There are certain circumstances under which the Investment Agreement may be terminated. See the section entitled “Proposal No. 1 — Approval of the Business Combination — The Investment Agreement — Termination” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Investment Agreement or otherwise, we are unable to complete the Business Combination or another business combination transaction by March 21, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and to the requirements of other applicable law.

We expect that the amount of any distribution holders of Class A Common Stock will be entitled to receive upon our dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to our obligations under the Delaware General Corporation Law to provide for claims of creditors and other requirements of applicable law. Holders of our Founders’ Shares and Sponsors’ Shares have waived any right to any liquidation distribution with respect to those shares.

Q:	When is the Business Combination expected to be completed?
A:	It is currently anticipated that the Business Combination will be consummated promptly following the special meeting, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived. The Investment Agreement provides that the closing of our investment in ZGP may not occur prior to January 6, 2015. In any event, we expect the Closing of the Business Combination to occur on or prior to February 24, 2015.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1 — Approval of the Business Combination — The Investment Agreement — Conditions to the Closing of the Business Combination.”

Q:	What do I need to do now?
A:	You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.
Q:	How do I vote?
A:	If you were a holder of record of shares of Class A Common Stock on January 26, 2015, the record date for the special meeting, you may vote with respect to the proposals in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Q:	What will happen if I abstain from voting or fail to vote at the special meeting?
A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. An abstention (i) will have no effect on the Business Combination Proposal and the Director Election Proposal and (ii) will be the equivalent of a vote against the 2015 Stock Plan Proposal, Adjournment Proposal and the Amended and Restated Charter Proposal. For purposes of approval, a failure to vote (i) will have no effect on the Business Combination Proposal, the Director Election Proposal, 2015 Stock Plan Proposal, and Adjournment Proposal and (ii) will be the equivalent of a vote against the Amended and Restated Charter Proposal. Additionally, if you abstain from voting or fail to vote on the Business Combination Proposal, you will not be able to exercise your Redemption rights (as described above).
Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted (i) “FOR” the Business Combination Proposal, Amended and Restated Charter Proposal, Director Election Proposal, 2015 Stock Plan Proposal, and Adjournment Proposal and (ii) at the discretion of the proxy holder with respect to any other matters that may properly come before the special meeting or any adjournment or postponement of the special meeting.
Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?
A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by one of the methods described in “— How do I vote?”
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is not voting your shares. Broker non-votes will be not counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.
Q:	May I change my vote after I have mailed my signed proxy card?
A:	Yes. You may change your vote by (i) sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting or (ii) attending the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.
Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Q:	Who will solicit and pay the cost of soliciting proxies?
A:	We will pay any cost of soliciting proxies for the special meeting. We have engaged Morrow & Co., LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. We have agreed to pay Morrow a fee of $17,500 plus a per holder fee for soliciting holders of record and non-objecting beneficial owners. We will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

R. Bradley Forth
Chief Financial Officer & Secretary
HF2 Financial Management Inc.
999 18th Street, Suite 3000
Denver, Colorado 80202
Tel: (303) 498-9737
Email: bforth@hf2financial.com

You may also contact our proxy solicitor at:

Morrow & Co., LLC
470 West Avenue, 3rd Floor
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage call collect: (203) 658-9400
Email: HF2.info@morrowco.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

In order to exercise your redemption rights, you must:

•	affirmatively vote for or against the Business Combination Proposal;
•	check the box on the enclosed proxy card to elect redemption;
•	check the box on the enclosed proxy card marked “Shareholder Certification;”
•	prior to 5:00 p.m., Eastern time on February 13, 2015 (three business days before the special meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

If you have questions regarding the certification of your position or delivery of your stock, please contact our transfer agent at the address above.

SELECTED HISTORICAL FINANCIAL INFORMATION OF HF2

The following table sets forth selected historical financial information derived from HF2’s unaudited interim financial statements as of September 30, 2014 and for the nine months ended September 30, 2014 and for the period from October 5, 2012 (inception) to September 30, 2014 and audited financial statements as of December 31, 2013. You should read the following selected financial information in conjunction with the section entitled “HF2 Management’s Discussion and Analysis of Financial Condition and Results of Operations” and HF2’s financial statements and the related notes appearing elsewhere in this proxy statement.

	For the Nine Months ended September 30, 2014	For the Year ended December 31, 2013	For the period from October 5, 2012 (inception) through September 30, 2014
Loss from operations	$(928,568)	$(617,585)	$(1,546,653)
Net loss	$(877,966)	$(518,565)	$(1,397,031)
Basic and diluted net loss per common share	$(0.04)	$(0.03)	$(0.08)
Cash and cash equivalents	$127,286	$619,440	$(127,286)
Cash and investments held in trust account	$184,747,123	$184,846,520	$184,747,123
Total assets	$184,886,194	$185,556,694	$184,886,194
Common stock subject to possible conversion or tender at conversion value	$172,350,612	$173,228,580	$172,350,612
Stockholders’ Equity	$12,038,012	$12,038,010	$12,038,012

SUPPLEMENTARY FINANCIAL INFORMATION OF HF2

The following table summarizes quarterly financial data of HF2 for the fiscal year ended December 31, 2013 and the first three fiscal quarters of 2014. You should read the following supplementary financial information in conjunction with the section entitled “HF2 Management’s Discussion and Analysis of Financial Condition and Results of Operations” and HF2’s financial statements and the related notes appearing elsewhere in this proxy statement.

	1st Quarter 2013	2nd Quarter 2013	3rd Quarter 2013	4th Quarter 2013
Total Interest Income	—	57,384	38,663	2,973
Professional Fees	21,040	44,161	49,623	11,959
Franchise Taxes	45,603	45,000	45,000	45,000
Insurance	3,226	30,000	30,000	30,000
Administrative Expense	3,226	30,000	30,000	30,000
Travel and Entertainment	—	29,413	6,102	4,608
Other	3,212	24,716	31,043	24,653
Total Expenses	76,307	203,290	191,768	146,220
Net Loss	(76,307)	(145,906)	(153,105)	(143,247)
Weighted average number of shares outstanding	5,237,910	23,592,150	23,592,150	23,592,150
Net Loss Per Share, basic and diluted	(0.01)	(0.01)	(0.01)	(0.01)

	1st Quarter 2014	2nd Quarter 2014	3rd Quarter 2014
Total Interest Income	28,009	23,415	(822)
Professional Fees	46,434	17,112	425,602
Franchise Taxes	45,085	45,000	45,000
Insurance	30,000	30,000	29,729
Administrative Expense	30,000	30,000	30,000
Travel and Entertainment	4,160	12,340	23,707
Other	27,242	28,788	28,369
Total Expenses	182,921	163,240	582,407
Net Loss	(154,912)	(139,825)	(583,229)
Weighted average number of shares outstanding	23,592,150	23,592,150	23,592,150
Net Loss Per Share, basic and diluted	(0.01)	(0.01)	(0.02)

SELECTED HISTORICAL FINANCIAL INFORMATION OF ZGP

The following table sets forth selected historical financial information derived from (i) ZGP’s unaudited interim financial statements as of and for the nine months ended September 30, 2014 and the audited financial statements as of December 31, 2013 and for the years ended December 31, 2013 and December 31, 2012 which are included elsewhere in this proxy statement and (ii) ZGP’s audited statement of financial condition as of December 31, 2012 which is not included in this proxy statement. You should read the following selected financial information in conjunction with the section entitled “ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations” and ZGP’s financial statements and the related notes appearing elsewhere in this proxy statement.

Selected Historical Financial Information

	As of and for the Nine Months Ended September 30, 2014	As of and for the Years Ended December 31,
		2013	2012
	(Unaudited) (Dollars in thousands)	(Dollars in thousands)
Consolidated Statements of Comprehensive Income
Total revenues	$145,046	$155,357	$247,292
Total expenses	150,908	113,755	185,634
Total other income	72,300	7,416	119,438
Income tax expense	19	329	417
Discontinued operations	—	—	(1,232)
Foreign currency translation adjustment	630	(131)	1,001
Total Comprehensive Income	$67,049	$48,558	$180,448
Allocation of Total Comprehensive Income
Redeemable non-controlling interests of Consolidated Funds	$41,408	$44,289	$146,961
Non-controlling interests of Consolidated Funds	1,726	1,751	429
ZAIS Group Parent, LLC Members	23,915	2,518	33,058
	$67,049	$48,558	$180,448
Consolidated Statements of Financial Condition
Cash and cash equivalents	$22,675	$8,432	$7,637
Assets of Consolidated Funds	1,444,947	1,283,173	1,659,005
Total Assets	1,480,761	1,302,516	1,681,403
Compensation payable	15,702	11,642	12,541
Liabilities of Consolidated Funds	980,167	828,406	1,156,475
Total Liabilities	998,470	843,994	1,176,965
Redeemable Non-controlling Interests of Consolidated Funds	450,615	443,198	473,914
Equity	19,431	10,454	27,384
Equity attributable to non-controlling interests of Consolidated Funds	12,245	4,870	3,140
Total Equity	31,676	15,324	30,524
Distributable Earnings – Non-GAAP(1)	24,713	12,370	62,949
Adjusted EBITDA – Non-GAAP(1)	25,090	13,198	63,740

(1)	Our calculations of Distributable Earnings and Adjusted EBITDA may not be directly comparable to other similar non-GAAP financial measures reported by other asset managers. ZGP believes that Distributable Earnings and Adjusted EBITDA are useful benchmarks for measuring ZGP's performance. Management also believes that investors should review the same supplemental financial measures that management uses to analyze the business. These measures supplement and should be considered in addition to and not in lieu of the results of operations prepared in accordance with GAAP. Refer to the “Supplemental Financial Information” included in the notes to the consolidated financial statements included elsewhere in this proxy statement for more information on the differences between ZGP’s financial results reported pursuant to GAAP and its financial results reported as supplemental data. For reconciliations of ZGP's Distributable Earnings and Adjusted EBITDA to the most comparable GAAP measures, please see “ZGP Management's Discussion and Analysis of Financial Condition and Results of Operations Distributable Earnings and Adjusted EBITDA Reconciliations.”

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statements of operations information for the nine months ended September 30, 2014 and the year ended December 31, 2013 give pro forma effect to the Business Combination as if it had occurred on January 1, 2013. The unaudited pro forma condensed combined statement of operations information for the nine months ended September 30, 2014 and the year ended December 31, 2013 was derived from ZGP’s unaudited consolidated statement of comprehensive income for the nine months ended September 30, 2014, ZGP’s audited consolidated statement of comprehensive income for the year ended December 31, 2013, HF2’s unaudited consolidated statement of operations for the nine months ended September 30, 2014 and HF2’s audited statement of operations for the year ended December 31, 2013.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 assumes that the Business Combination had occurred on September 30, 2014.

The unaudited pro forma condensed combined balance sheet information as of September 30, 2014 was derived from ZGP’s unaudited consolidated statement of financial condition as of September 30, 2014 and HF2’s unaudited consolidated balance sheet as of September 30, 2014.

The pro forma adjustments are based on the information currently available. The assumptions and estimates underlying the pro forma adjustments are described in the section entitled “Unaudited Pro Forma Condensed Financial Information.” The unaudited pro forma condensed combined statement of operations and balance sheet data are not necessarily indicative of what the actual results of operations or financial condition would have been had the Business Combination taken place on the date indicated, nor is it indicative of the future consolidated results of operations or financial condition of the post-combination company. The selected unaudited pro forma condensed combined financial information below should be read in conjunction with the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” “ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and notes thereto of HF2 and ZGP.

The scenarios presented in the following pro forma information assume, in one case, that no shares of Class A Common Stock are redeemed and, in the other case, that 7,142,857 of our outstanding shares of Class A Common Stock are redeemed (which is the maximum number of shares of Class A Common Stock that may be redeemed in order for us to satisfy the condition to Closing that we must have at least $100 million of cash in the Trust Account assuming no other available cash or procceds from the sale of equity in ZGP):

	Pro Forma Combined (Assuming No Redemptions of Common Stock)	Pro Forma Combined (Assuming Maximum Redemptions of 7,142,857 Shares of Common Stock)
Selected Unaudited Pro Forma Condensed Combined Statement of Operations
Nine Months Ended September 30, 2014 (in thousands, except share and per share information)
Total Revenues	$145,046	$145,046
Net income attributable to redeemable non-controlling interests of Consolidated Funds	$41,434	$41,434
Net income attributable to non-controlling interests of Consolidated Funds	$1,726	$1,726
Net income attributable to ZAIS Group Parent, LLC members	$5,121	$6,674
Net income attributable to HF2 Financial Management	$10,206	$9,255
Net income per share – basic	$.43	$.56
Net income per share – diluted	$.43	$.56
Weighted-average shares outstanding – basic	23,592,150	16,449,293
Weighted-average shares outstanding – diluted	23,592,150	16,449,293
Selected Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2013 (in thousands, except share and per share information)
Total Revenues	$155,357	$155,357
Net income attributable to redeemable non-controlling interests of Consolidated Funds	$44,323	$44,323
Net income attributable to non-controlling interests of Consolidated Funds	$1,751	$1,751
Net income attributable to ZAIS Group Parent, LLC members	$479	$612
Net income attributable to HF2 Financial Management	$954	$851
Net income per share – basic	$0.04	$0.05
Net income per share – diluted	$0.04	$0.05
Weighted-average shares outstanding – basic	23,592,150	16,449,293
Weighted-average shares outstanding – diluted	23,592,150	16,449,293
Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data At September 30, 2014 (in thousands)
Total Assets	$1,644,057	$1,569,057
Total Liabilities	$998,866	$998,866
Total Redeemable Non-controlling Interests	$450,615	$450,615
Total Equity	$194,576	$119,576

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement, and other statements that we may make, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including, for example, statements about (1) our ability to complete and the benefits of the Business Combination; and (2) our future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

We caution that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in the our filings with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) our inability to consummate the Business Combination and realize the benefits of such transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Investment Agreement; (3) the outcome of any legal proceedings that may be instituted against us, ZGP or others following the announcement or consummation of the Business Combination; (4) the inability to meet NASDAQ’s listing standards and to continue to be listed on The NASDAQ Stock Market; (5) the risk that the Business Combination disrupts current plans and operations of us or ZAIS as a result of the announcement and consummation of the transactions described herein; (6) costs related to the Business Combination; (7) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (8) the relative and absolute investment performance of advised or sponsored investment products; (9) the impact of capital improvement projects; (10) the impact of future acquisitions or divestitures; (11) the unfavorable resolution of legal proceedings; (12) the extent and timing of any share repurchases; (13) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (14) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us; (15) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and us; (16) the ability to attract and retain highly talented professionals; and (17) the impact of changes to tax legislation and, generally, our tax position.

RISK FACTORS

The following risk factors apply to the business and operations of ZGP and its consolidated subsidiaries, which will also apply to the business and operations of the combined company following the completion of the Business Combination, and to HF2 and the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statement.” We, ZGP and its consolidated subsidiaries, and the combined company following the completion of the Business Combination may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included in this proxy statement.

Risks Related to ZGP’s and ZAIS’s Business and Industry

Difficult market and political conditions may adversely affect ZAIS’s business, including by reducing the value or hampering the performance of the investments made by ZAIS’s funds, accounts and investment products each of which could materially and adversely affect ZAIS’s business, results of operations and financial condition.

ZAIS’s business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world, such as interest rates, availability and cost of credit, inflation or deflation, economic uncertainty, changes in laws (including laws relating to ZAIS’s taxation, taxation of ZAIS’s investors, the possibility of changes to tax laws in either the United States or any non-U.S. jurisdiction and regulations on asset managers), trade barriers, commodity prices, currency exchange rates and controls and national and international political circumstances (including wars, terrorist acts and security operations). These factors are outside of ZAIS’s control and may affect the level and volatility of asset prices and the liquidity and value of investments and ZAIS may not be able to or may choose not to manage its exposure to these conditions. Ongoing developments in the U.S. and global financial markets following the unprecedented turmoil in the global capital markets and the financial services industry in late 2008 and early 2009 continue to illustrate that the current environment is still one of uncertainty and instability for investment management businesses. These and other conditions in the global financial markets and the global economy may result in adverse consequences for ZAIS’s funds, accounts and investment products (collectively referred to as “funds” herein) and their respective investee companies, which could restrict such funds’ investment activities and impede such funds’ ability to effectively achieve their investment objectives.

In the event of a market downturn, each of ZAIS’s businesses could be affected in different ways. ZAIS’s funds may face reduced opportunities to sell and realize value from their existing investments, and a lack of suitable investments for the funds to make. In addition, adverse market or economic conditions could have an adverse effect on the returns of the funds that ZAIS manages, and, therefore, ZAIS’s earnings. A general market downturn, or a specific market dislocation, may cause ZAIS’s revenue and results of operations to decline by causing:

•	the net asset value or the AUM of ZAIS managed funds to decrease, lowering management fees;
•	lower investment returns, reducing incentive income; and
•	investor redemptions, resulting in lower fees.

Furthermore, while difficult market conditions may increase opportunities to make certain distressed asset investments, such conditions also increase the risk of default with respect to investments held by ZAIS’s funds with debt investments. The attractiveness of ZAIS’s funds relative to other investment products could decrease depending on economic conditions. ZAIS’s funds may also be adversely affected by difficult market conditions if ZAIS fails to predict the adverse effect of such conditions on particular investments, resulting in a significant reduction in the value of those investments.

The investment management business is competitive.

The investment management business is highly competitive, with competition based on a variety of factors, including investment performance, business relationships, quality of service provided to investors, investor liquidity and willingness to invest, fund terms (including fees), brand recognition and business reputation. ZAIS competes for investors with other investment managers, public and private funds, business development companies, small business investment companies and others. Numerous factors increase ZAIS’s competitive risks, including:

•	a number of ZAIS’s competitors have greater financial, technical, marketing and other resources and more personnel than ZAIS does;
•	some of ZAIS’s funds may not perform as well as competitors’ funds or other available investment products;
•	a number of ZAIS’s competitors have raised significant amounts of capital, and some of them have similar investment objectives to ZAIS’s, which may create additional competition for investment opportunities and may reduce the size and duration of pricing inefficiencies that otherwise could be exploited;
•	some of ZAIS’s competitors may have a lower cost of capital and access to funding resources that are not available to ZAIS, which may create competitive disadvantages for ZAIS’s funds;
•	some of ZAIS’s competitors may be subject to less regulation and, accordingly, may have more flexibility to undertake and execute certain businesses or investments than ZAIS does or bear less compliance expense than ZAIS does;
•	some of ZAIS’s competitors may have more flexibility than ZAIS has in raising certain types of funds under the investment management contracts they have negotiated with their investors;
•	some of ZAIS’s competitors may have better expertise or be regarded by investors as having better expertise than ZAIS in a specific asset class or geographic region; and
•	other industry participants may, from time to time, seek to recruit ZAIS’s investment professionals and other employees away from ZAIS.

This competitive pressure could adversely affect ZAIS’s ability to make successful investments and limit ZAIS’s ability to raise future funds, either of which would adversely impact ZAIS’s business, results of operations and financial condition.

ZAIS’s AUM has been subject to volatility.

Historically, ZAIS’s AUM has fluctuated from time to time. ZAIS’s AUM has declined significantly from its peak of $11.7 billion prior to the financial crisis in 2008 to $4.7 billion as of September 30, 2014, largely attributable to the return of investor capital from certain private equity style funds, the termination of certain CDOs managed by ZAIS, certain investor redemptions and the challenges of raising significant new assets to replace those assets being returned to investors. These challenges stem largely from structured credit products being disfavored by investors in the continuing low interest rate environment. In this environment, investor inflows have gravitated toward equity and macro managers during 2014 as interest rates remained relatively flat, a trend that will likely continue until interest rates rise to a level presenting more attractive yields.

Further, ZAIS currently has additional funds representing total AUM of approximately $1.1 billion that are winding down and are in liquidation. If ZAIS is unable to raise significant new assets to replace those that will be returned to investors its AUM would be subject to further decline resulting in a lower base of assets on which it charges management fees and may receive incentive income. This, in turn, would negatively impact ZAIS’s revenue and results of operations.

ZAIS derives a substantial portion of its revenues from funds managed pursuant to advisory agreements that may be terminated.

The applicable investment advisory agreement for each of ZAIS’s funds may permit the investors of each respective fund to remove ZAIS as investment manager in certain circumstances. ZAIS’s managed accounts are governed by investment management agreements that may be terminated by investors, generally upon little or no notice and with or without cause, as set forth in the applicable agreement. Termination of these agreements would negatively affect ZAIS’s revenue, which could have a material adverse effect on ZAIS’s results of operations.

ZAIS may not be able to maintain its current fee structure as a result of industry pressure from fund investors to reduce fees, which could have an adverse effect on its profit margins and results of operations.

ZAIS may not be able to maintain its current fee structure as a result of industry pressure from fund investors to reduce fees. Although ZAIS’s investment management fees vary among and within asset classes, historically it has competed primarily on the basis of its performance and not on the level of its investment management fees relative to those of its competitors. In recent years, however, there has been a general trend toward lower fees in the investment management industry. More recently, institutional investors have been allocating increasing amounts of capital to alternative investment strategies as well as attempting to reduce management fees and incentive income to external managers, whether through direct reductions, deferrals or rebates. ZAIS’s average management fees charged with respect to certain asset types has declined as a result of this industry pressure towards lower fees. Although ZAIS has no obligation to modify any of its fees with respect to its existing funds, it may experience pressure to do so. No assurance can be made that ZAIS will succeed in providing investment returns and service that will allow ZAIS to maintain its current fee structure. Fee reductions on existing or future businesses could have an adverse effect on ZAIS’s profit margins and results of operations. For more information about ZAIS’s fees see “Information About ZGP and ZAIS — Fee and Income Structure.

The historical returns attributable to ZAIS’s funds should not be considered as indicative of the future results of ZAIS or any of its funds or of ZAIS’s future results or of any returns expected on an investment in Class A Common Stock.

An investment in Class A Common Stock is not an investment in any of ZAIS’s funds. The historical performance of ZAIS’s funds is relevant to ZAIS primarily insofar as it is indicative of fees it has earned in the past and may earn in the future and ZAIS’s reputation and ability to raise new funds. The historical and potential returns of the funds it advises will not, however, be directly linked to returns on Class A Common Stock. Therefore, you should not conclude that positive performance of the funds ZAIS advises will necessarily result in positive returns on an investment in Class A Common Stock, nor should you conclude that ZAIS’s prior fund performance is indicative of the future results of ZAIS’s funds. Poor future performance of the funds ZAIS advises could cause a decline in ZAIS’s revenues and could therefore have a negative effect on ZAIS’s operating results and returns on the Class A Common Stock.

Moreover, the historical returns of ZAIS’s funds should not be considered indicative of the future returns of these funds or from any future funds it may raise, in part because:

•	market conditions during previous periods may have been significantly more favorable for generating positive performance than the market conditions ZAIS may experience in the future;
•	ZAIS’s funds’ returns have previously benefited from investment opportunities and general market conditions that may not recur, and ZAIS’s funds may not be able to achieve the same returns or profitable investment opportunities or deploy capital as quickly;
•	some of ZAIS’s funds’ rates of returns are calculated on the basis of market value of the funds’ investments, including unrealized gains, which may never be realized;
•	the historical returns that are presented in this proxy statement derive largely from the performance of ZAIS’s earlier funds, whereas future fund returns will depend increasingly on the performance of ZAIS’s more recently formed funds that may have little or no realized investment track record or funds that have not yet been formed;
•	you will not benefit from any value that was created in ZAIS’s funds prior to ZAIS’s becoming a public company if such value was previously realized;
•	in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in alternative funds and high liquidity in debt markets, and the increased competition for investments may reduce ZAIS’s returns in the future; and
•	ZAIS’s newly established funds may generate lower returns during the period that they take to deploy their capital.

The future internal rate of return for any current or future fund may vary considerably from the historical internal rate of return generated by any particular fund, or for ZAIS’s funds as a whole. Future returns will also be affected by the risks described elsewhere in this prospectus, including risks of the industries and businesses in which a particular fund invests.

Poor performance of ZAIS’s funds would cause a decline in ZAIS’s revenue and results of operations, and would adversely affect ZAIS’s ability to raise capital for future funds.

ZAIS’s revenue is derived principally from two sources: (1) management fee income, based on the size of ZAIS’s funds and (2) incentive income, based on the performance of ZAIS’s funds. Although ZAIS believes that a portion of its revenue is consistent and recurring due to ZAIS’s investment strategy and the nature of ZAIS’s fees, a portion of ZAIS’s revenue and cash flow is variable, primarily due to the fact that the performance fees from ZAIS’s funds can vary from year to year. For the nine months ended September 30, 2014, performance fees were 68.7% of ZAIS’s total revenues, representing a 38.1% increase over the year ended December 31, 2013. For the years ended December 31, 2013 and December 31, 2012, performance fees were 49.9% and 76.7% of ZAIS’s total revenues, respectively. In the event that any of ZAIS’s funds perform poorly, ZAIS’s revenue and results of operations will decline, and it will likely be more difficult for ZAIS to raise new capital. In addition, fund investors may withdraw their investments in ZAIS’s funds as a result of poor performance of ZAIS’s funds or otherwise. ZAIS’s investors and potential investors continually assess ZAIS’s funds’ performance and ZAIS’s ability to raise capital.

Employee misconduct could harm ZAIS by impairing ZAIS’s ability to attract and retain investors and subjecting ZAIS to significant legal liability, regulatory scrutiny and reputational harm.

ZAIS’s ability to attract and retain investors and to pursue investment opportunities for ZAIS’s funds depends heavily upon the reputation of ZAIS’s professionals, especially ZAIS’s senior professionals. ZAIS is subject to a number of obligations and standards arising from ZAIS’s investment management business and ZAIS’s authority over the assets managed by ZAIS’s investment management business. Violation of these obligations and standards by any of ZAIS’s employees could adversely affect investors in ZAIS’s funds and us. ZAIS’s businesses often require that it deal with confidential matters of great significance to companies in which ZAIS’s funds may invest and the investors in the funds. If ZAIS’s employees were to use or disclose confidential information improperly, ZAIS could suffer serious harm to its reputation, financial position and current and future business relationships. It is not always possible to detect or deter employee misconduct, and the extensive precautions ZAIS takes to detect and prevent this activity may not be effective in all cases. If one or more of ZAIS’s employees were to engage in misconduct or were to be accused of such misconduct, ZAIS’s businesses and ZAIS’s reputation could be adversely affected and a loss of investor confidence could result, which would adversely impact ZAIS’s ability to raise future funds.

ZAIS may be subject to financial criminal activity which could result in financial loss or damage to ZAIS’s reputation.

Instances of financial criminal activity, personal trading violations and other abuses, including misappropriation of assets by internal or external perpetrators, may arise despite ZAIS’s internal control policies and procedures. Instances of such criminal activity by financial firms and their personnel, including those in the investment management industry, have led the U.S. government and regulators to increase enforcement of existing rules relating to such activities, adopt new rules and regulations and enhance oversight of the U.S. financial industry. As ZAIS expands its international operations, it will be subject to the rules of other jurisdictions that govern and control financial criminal activities and exposed to financial criminal activities on a more global scale. Compliance with existing and new rules and regulations may have the effect of increasing ZAIS’s expenses. Further, should any of ZAIS’s or ZAIS’s personnel be linked to financial criminal activity, either domestically or internationally, ZAIS would suffer material damage to its reputation which could result in a corresponding loss of clients, client assets and revenue.

ZAIS is vulnerable to reputational harm because it operates in an industry in which personal relationships, integrity and client confidence are of critical importance. For example, if an employee were to engage in illegal or suspicious activities, ZAIS could be subject to legal or regulatory sanctions and suffer serious reputational harm (as a consequence of the negative perception resulting from such activities), and impairment to client relationships and the ability to attract new clients. ZAIS’s business often requires that it deal with confidential information. If any of ZAIS’s employees were to improperly use or disclose this information, even if inadvertently, it could be subject to legal or regulatory action and suffer serious harm to ZAIS’s reputation and current and future business relationships.

Reputational harm could result in a loss of AUM and revenues.

The integrity of ZAIS’s brand is critical to ZAIS’s ability to attract and retain clients, business partners and employees and maintain relationships with consultants. ZAIS operates within the highly regulated financial services industry and various potential scenarios could result in harm to ZAIS’s reputation. They include internal operational failures, failure to follow investment or legal guidelines in the management of accounts, intentional or unintentional misrepresentation of ZAIS’s products and services in offering or advertising materials, public relations information, social media or other external communications, employee misconduct (including prohibited postings on social media) or investments in businesses or industries that are controversial to certain special interest groups. The negative publicity associated with any of these factors could harm ZAIS’s reputation and adversely impact relationships with existing and potential clients, third-party distributors, consultants and other business partners and subject ZAIS to regulatory sanctions. Damage to ZAIS’s brands or reputation would negatively impact ZAIS’s standing in the industry and result in loss of business in both the short term and the long term.

A significant portion of ZAIS’s AUM is or may be derived from a small number of clients, the loss of which could significantly reduce ZAIS’s management fees and have a material adverse effect on ZAIS’s results of operations.

Certain of ZAIS’s strategies are or may derive a significant portion of their total AUM from assets of a single client or a small number of clients. As of September 30, 2014, two investors accounted for approximately 27% of ZAIS’s AUM and ZAIS’s 10 largest investors accounted for approximately 55% of ZAIS’s AUM. If any such clients withdraw all or a portion of their AUM, ZAIS’s business would be significantly affected, which would negatively impact ZAIS’s management fees and could have a material adverse effect on ZAIS’s results of operations and financial condition.

ZAIS’s failure to comply with investment guidelines set by its clients and limitations imposed by applicable law could result in damage awards against ZAIS and a loss of ZAIS’s AUM, either of which could adversely affect ZAIS’s results of operations or financial condition.

Certain clients who retain ZAIS to manage assets on their behalf specify guidelines regarding investment allocation and strategy that it is required to follow in managing their portfolios. ZAIS’s failure to comply with any of these guidelines and other limitations could result in losses to clients which, depending on the circumstances, could result in ZAIS’s being obligated to make clients whole for such losses. If ZAIS believed that the circumstances did not justify a reimbursement, or clients believed the reimbursement it offered was insufficient, they could seek to recover damages from ZAIS, withdraw assets from ZAIS’s funds or terminate their investment advisory agreement with ZAIS. Any of these events could harm ZAIS’s reputation and adversely affect ZAIS’s business.

ZAIS’s expenses are subject to fluctuations that could materially impact ZAIS’s results of operations.

ZAIS’s results of operations depend on the level of ZAIS’s expenses, which can vary from period to period. ZAIS and its affiliates have certain fixed expenses that they incur as going concerns, and some of those expenses are not subject to adjustment. If ZAIS’s revenues decrease, without a corresponding decrease in expenses, ZAIS’s results of operations would be negatively impacted. While ZAIS attempts to project expense levels in advance, there is no guarantee that an unforeseen expense will not arise or that ZAIS will be able to adjust its variable expenses quickly enough to match a declining asset base. Consequently, either event could have either a temporary or long-term negative impact on ZAIS’s results of operations.

ZAIS may be subject to litigation risks and may face liabilities and damage to ZAIS’s professional reputation as a result.

In recent years, the volume of claims and amount of damages claimed in litigation and regulatory proceedings against investment managers have been increasing. ZAIS makes investment decisions on behalf of investors in ZAIS’s funds that could result in substantial losses. This may subject ZAIS to legal liabilities or actions alleging, among other things, negligence, intentional misconduct, breach of fiduciary duty or breach of contract. Further, ZAIS may be subject to third-party litigation arising from allegations that ZAIS improperly exercised control or influence over investments. In addition, ZAIS and its affiliates that are the investment managers and general partners of ZAIS, ZAIS’s funds and those of ZAIS’s employees who are ZAIS’s, ZAIS’s subsidiaries’ or the funds’ officers and directors are each exposed to the risks of litigation specific to the funds’ investment activities and, in the case where the funds that ZAIS or its affiliates manage are public companies, to the risk of shareholder litigation by the public companies’ shareholders. Moreover, ZAIS is exposed to risks of litigation or investigation by investors or regulators alleging ZAIS’s having engaged, or ZAIS’s funds having engaged, in transactions that presented conflicts of interest that were not properly addressed.

Legal liability or the commencement of legal actions against ZAIS could have a material adverse effect on ZAIS’s businesses, financial condition or results of operations or cause reputational harm to us, which could harm ZAIS’s businesses. ZAIS depends to a large extent on ZAIS’s business relationships and ZAIS’s reputation for integrity and high-caliber professional services to attract and retain investors and to pursue investment opportunities for ZAIS’s funds. As a result, allegations by private litigants or regulators of improper conduct by ZAIS, whether the ultimate outcome is favorable or unfavorable to us, as well as negative publicity and press speculation about us, ZAIS’s investment activities or the investment industry in general, whether or not valid, may harm ZAIS’s reputation, which may be damaging to ZAIS’s businesses.

The cost of insuring ZAIS’s business is significant and may increase.

ZAIS’s insurance costs are significant and can fluctuate substantially from year to year. In addition, certain insurance coverage may not be available or may only be available at prohibitive costs. As ZAIS renews insurance coverage, it may be subject to additional costs caused by premium increases, higher deductibles, co-insurance liability, changes in the size of ZAIS’s business or nature of ZAIS’s operations, litigation or acquisitions or dispositions. ZAIS may also obtain additional forms, and increased levels of, coverage resulting from being a part of a public company which may involve materially increased costs.

In addition, ZAIS may obtain additional liability insurance for ZAIS’s directors and officers. There have been historical periods in which directors' and officers' liability insurance and errors and omissions insurance have been available only with limited coverage amounts, less favorable terms or at prohibitive cost, and these conditions could recur.

Risks Related to ZAIS’s Funds and Managed Accounts

Dependence on leverage by certain of ZAIS’s funds subjects them to potential volatility and contractions in the debt financing markets and could adversely affect ZAIS’s ability to achieve attractive rates of return on those investments.

Certain of ZAIS’s funds use leverage, and ZAIS’s ability to achieve attractive rates of return on investments in those funds will depend on ZAIS’s ability to access sufficient sources of indebtedness at attractive rates. ZAIS’s funds may choose to use leverage as part of their respective investment programs. As of September 30, 2014, ZAIS served as investment manager to four funds utilizing various degrees of leverage. These funds had combined AUM of $1.3 billion. The weighted average leverage ratio of these funds is approximately 79.97% (based on net asset value), with one fund accounting for a majority of the leverage employed. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss to investors. A fund may borrow money from time to time to make investments or may enter into derivative transactions that have embedded leverage. The interest expense and other costs incurred in connection with such borrowing or embedded leverage may not be recovered by returns on such investments and may be lost, and the timing and magnitude of such losses may be accelerated or exacerbated, in the event of a decline in the market value of such investments. Gains realized with borrowed funds may cause the fund’s net asset value to increase at a faster rate than would be the case without borrowings. However, if investment results fail to cover the cost of borrowings, the fund’s net asset value could also decrease faster than if there had been no borrowings. An increase in interest rates could also decrease the value of fixed-rate debt investments that ZAIS’s funds make. Any of the foregoing circumstances could have a material adverse effect on ZAIS’s business, results of operations and financial condition.

If ZAIS’s funds or the issuers or companies in which ZAIS’s funds invest raise capital in the structured credit, leveraged loan or high yield bond markets, the results of their operations may suffer if such markets experience dislocations, contractions or volatility. Any such events could adversely impact the availability of credit to businesses generally and could lead to an overall weakening of the U.S. and global economies. Any economic downturn could adversely affect the financial resources of ZAIS’s funds and their investments (in particular those investments that depend on credit from third parties or that otherwise participate in the credit markets) and their ability to make principal and interest payments on, or refinance, outstanding debt when due. Moreover, these events could affect the terms of available debt financing with, for example, higher rates, higher equity requirements or more restrictive covenants.

The absence of available sources of sufficient debt financing for extended periods of time or an increase in either the general levels of interest rates or in the risk spread demanded by sources of indebtedness would make it more expensive to finance those investments. Certain investments may also be financed through borrowings on fund-level debt facilities, which may or may not be available for a refinancing at the end of their respective terms. In addition, the interest payments on the indebtedness used to finance ZAIS’s funds’ investments are generally deductible expenses for applicable income tax purposes, but may be subject to limitations with respect to timing or amount under applicable tax law and policy. Any change in such tax law or policy to eliminate or substantially limit the availability of these income tax deductions may reduce the after-tax rates of return on the affected investments for certain investors, which may have an adverse impact on ZAIS’s businesses and financial results.

If the markets make it difficult or impossible to refinance debt that is maturing in the near term, some of ZAIS’s investee companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. Any of the foregoing circumstances could have a material adverse effect on ZAIS’s business, results of operations and financial condition.

Some of ZAIS’s funds may invest in companies that are highly leveraged, which may increase the risk of loss associated with those investments.

Some of ZAIS’s funds may invest in companies whose capital structures involve significant leverage. For example, in many non-distressed leveraged loan investments, indebtedness may be as much as 75% or more of an investee company’s total debt and equity capitalization, including debt that may be incurred in connection with the investment, whether incurred at or above the investment-level entity. In distressed situations, indebtedness may exceed 100% or more of an investee company’s capitalization. Additionally, while ZAIS’s funds generally purchase senior positions in the aforementioned companies, the debt positions acquired by ZAIS’s funds may be the most junior in what could be a complex capital structure, and thus subject ZAIS to the greatest risk of loss.

Investments in highly leveraged entities are also inherently more sensitive to declines in revenues, increases in expenses and interest rates and adverse economic, market and industry developments.

Furthermore, incurring a significant amount of indebtedness by an entity could, among other things:

•	subject the entity to a number of restrictive covenants, terms and conditions, any violation of which could be viewed by creditors as an event of default and could materially impact ZAIS’s fund’s ability to realize value from the investment;
•	allow even moderate reductions in operating cash flow to render the entity unable to service its indebtedness, leading to a bankruptcy or other reorganization of the entity and a loss of part or all of ZAIS’s funds’ investment in it;
•	give rise to an obligation to make mandatory prepayments of debt using excess cash flow, which might limit the entity’s ability to respond to changing industry conditions if additional cash is needed for the response, to make unplanned but necessary capital expenditures or to take advantage of growth opportunities;
•	limit the entity’s ability to adjust to changing market conditions, thereby placing it at a competitive disadvantage compared to its competitors that have relatively less debt;

•	limit the entity’s ability to engage in strategic acquisitions that might be necessary to generate attractive returns or further growth; and
•	limit the entity’s ability to obtain additional financing or increase the cost of obtaining such financing, including for capital expenditures, working capital or other general corporate purposes.

A substantial portion of ZAIS’s investments may be recorded at fair value as determined in good faith and, as a result, there may be uncertainty regarding the value of ZAIS’s funds’ investments.

The debt and equity instruments in which ZAIS’s funds invest for which market quotations are not readily available will be valued at fair value as determined in good faith by ZAIS. Most, if not all, of ZAIS’s fund’s investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820 — Fair Value Measurements and Disclosures. This means that the valuation of assets of ZAIS’s funds will be based on unobservable inputs and assumptions about how market participants would price the asset or liability in question. ZAIS expects that inputs into the determination of fair value of ZAIS’s funds’ investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing or quotes accompanied by disclaimers materially reduces the reliability of such information.

The types of factors that ZAIS may take into account in determining the fair value of a fund’s investments generally include broker quotes (if available), market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets, the financial condition of issuers, recent trading activity, and other relevant factors. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, ZAIS’s determinations of fair value may differ materially from the values that would have been used if a ready market for these debt and equity instruments existed.

Because there is significant uncertainty in the valuation of, or in the stability of the value of illiquid investments, the fair values of such investments as reflected in a fund’s net asset value do not necessarily reflect the prices that would actually be obtained by ZAIS on behalf of the fund when such investments are sold. ZAIS’s funds’ net asset value could be adversely affected if determinations regarding the fair value of such fund’s investments were materially higher than the values that such fund ultimately realizes upon the disposal of such loans and securities. Realizations at values significantly lower than the values at which investments have been reflected in fund net asset values would result in losses for the applicable fund, a decline in asset management fees and the loss of potential incentive income. Also, a situation where asset values turn out to be materially different than values reflected in fund net asset values will cause investors to lose confidence in ZAIS which could, in turn, result in redemptions from ZAIS’s funds or difficulties in raising additional funds.

ZAIS’s funds may face risks relating to undiversified investments.

While diversification within the asset class in which a ZAIS fund invests is generally an objective of ZAIS’s funds, there can be no assurance as to the degree of diversification, if any, that will be achieved in any fund. Difficult market conditions or slowdowns affecting a particular asset class, geographic region or other category of investment could have a significant adverse impact on a fund if its investments are concentrated in that area, which would result in lower investment returns. This lack of diversification may expose a fund to losses disproportionate to economic conditions or market declines in general if there are disproportionately greater adverse movements in the particular investments. If a fund holds investments concentrated in a particular issuer, security, asset class or geographic region, such fund may be more susceptible than a more widely diversified investment portfolio to the negative consequences of a single corporate, economic, political or regulatory event. Accordingly, a lack of diversification on the part of a fund could adversely affect a fund’s performance and, as a result, ZAIS’s results of operations and financial condition.

Many of ZAIS’s funds invest in relatively high-risk, illiquid assets that often have significantly leveraged capital structures, and ZAIS may fail to realize any profits from these investments for a considerable period of time, lose some or all of the principal amount it invests in these investments or may not be able to liquidate these investments at a desired price.

ZAIS’s funds may make investments or hold trading positions in markets that are volatile and which may be illiquid. Timely divestiture or sale of trading positions can be impaired by decreased trading volume, increased price volatility, concentrated trading positions, limitations on the ability to transfer positions in highly specialized or structured transactions to which ZAIS may be a party, limits imposed by exchanges or other regulatory organizations, market disruptions and changes in industry and government regulations. When a fund holds a security or position, it is vulnerable to price and value fluctuations and may experience losses if the value of the position decreases and the fund is unable to timely sell, hedge or transfer the position.

In particular, with respect to futures contracts, it may be difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. Limits imposed by futures exchanges or other regulatory organizations, such as accountability levels, position limits and price fluctuation limits, may contribute to a lack of liquidity with respect to certain investments. In addition, over-the-counter contracts and cleared swaps may be illiquid because they are contracts between two parties and generally may not be transferred by one party to a third party without the counterparty’s consent. Conversely, a counterparty may give its consent, but a fund still may not be able to transfer an over-the-counter contract to a third party due to concerns regarding the counterparty’s credit risk. In addition, ZAIS’s funds’ assets are subject to the risk of failure of any of the exchanges or other trading platforms on which their positions trade or of central clearinghouses or counterparties. Most U.S. exchanges limit fluctuations in certain prices during a single day by imposing “daily price fluctuation limits” or “daily limits,” the existence of which may reduce liquidity or effectively curtail trading in particular markets.

Therefore, it may be impossible or costly for ZAIS’s funds to liquidate positions rapidly, particularly if the relevant market is moving against a position or in the event of trading halts or daily price movement limits on the market or otherwise. Alternatively, it may not be possible in certain circumstances for a position to be purchased or sold promptly, particularly if there is insufficient trading activity in the relevant market or otherwise.

Investments by ZAIS’s investment funds may rank junior to investments made by others.

The securities in which ZAIS’s funds invest may be subordinate to other of the issuer’s securities that rank senior to them. By their terms, these senior securities may provide that their holders are entitled to receive payments of interest or principal on or before the dates on which payments are to be made to the securities held by ZAIS’s funds. Also, in the event of a default or other credit event including, but not limited to, liquidation, dissolution, reorganization or bankruptcy, holders of securities ranking senior to ZAIS’s investment may typically be entitled to receive payment in full before distributions could be made for ZAIS’s investment. After repaying senior security holders, the issuer of the securities held by ZAIS’s funds may not have any remaining assets to use for repaying amounts owed to the securities held by ZAIS’s funds. To the extent that any assets remain, holders of securities that rank equally with those securities held by ZAIS’s funds would be entitled to share on an equal and ratable basis in distributions that are made out of those assets. Also, during periods of financial distress or following an insolvency, the ability of ZAIS’s funds to influence an issuer’s affairs and to take actions to protect their investments may be substantially less than that of the senior security holders.

Third-party investors in ZAIS’s private funds may not satisfy their contractual obligation to fund capital calls when requested, which could adversely affect a fund’s operations and performance.

Historically, certain of ZAIS’s private equity style funds have required investors to make capital commitments that ZAIS is entitled to call from those investors at any time during prescribed periods. ZAIS has historically depended on investors fulfilling and honoring their commitments when it calls capital from them in connection with making investments and otherwise paying their obligations when due. Any investor that did not fund a capital call would be subject to several possible penalties, including having a meaningful amount of its existing investment forfeited in that fund. However, the impact of the penalty is directly correlated to the amount of capital previously invested by the investor in the fund and if an investor has invested little or no capital, for instance early in the life of the fund, then the forfeiture penalty may not be as meaningful. Investors may also negotiate for lesser or reduced penalties at the outset of the fund, thereby limiting ZAIS’s ability to enforce the funding of a capital call. Third-party investors in private funds often use distributions from prior investments to meet future capital calls. In cases where valuations of existing investments fall and the pace of distributions slows, investors may be unable to make new commitments to third-party managed investment funds such as those advised by us. The failure of investors to honor a significant amount of capital calls for any particular fund or funds could have a material adverse effect on the operation and performance of those funds and, in turn, ZAIS’s business.

ZAIS’s funds may be forced to dispose of investments at a disadvantageous time.

ZAIS’s funds may make investments that they do not advantageously dispose of prior to the date the applicable fund is dissolved or that it may be forced to dispose of at an inopportune time to meet an investor redemption request. Although ZAIS generally expects that investments will be disposed of prior to dissolution or be suitable for in-kind distribution at dissolution of a fund, ZAIS’s funds may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution of a fund. This would result in a lower than expected return on the investments and, perhaps, on the fund itself.

Hedging strategies may adversely affect the returns on ZAIS’s funds’ investments.

When managing its exposure to market risks, ZAIS may (on its own behalf or on behalf of ZAIS’s funds) from time to time use forward contracts, options, swaps (including total return swaps), caps, collars, floors, foreign currency forward contracts, currency swap agreements, currency option contracts or other instruments. The success of any hedging or other derivative transactions generally will depend on the degree of correlation between price movements of a derivative instrument and the position being hedged, the creditworthiness of the counterparty, the costs of the hedging transaction and other factors. Because ZAIS may enter into a transaction to hedge its or a fund’s exposure to market risks, while the transaction may reduce the risks of losses with respect to adverse movements in such market factors, the transaction may also limit the opportunity for gain if the value of the hedged positions increases. There can be no assurance that any hedging transaction will successfully hedge the risks associated with hedged positions or that it will not result in poorer overall investment performance than if it had not been executed.

While such hedging arrangements may reduce certain risks, such arrangements themselves may entail certain other risks. These arrangements may require the posting of cash or other collateral at a time when ZAIS or a fund has insufficient cash or illiquid assets such that the posting of the cash is either impossible or requires the sale of assets at prices that do not reflect their underlying value. Moreover, these hedging arrangements may generate significant transaction costs, including potential tax costs, that may reduce the anticipated returns on an investment. Finally, the U.S. Commodity Futures Trading Commission (“CFTC”) has indicated that it may soon issue a proposal for certain foreign exchange products to be subject to mandatory clearing, which could increase the costs of entering into currency hedges.

ZAIS’s failure to appropriately address conflicts of interest could damage ZAIS’s reputation and adversely affect ZAIS’s businesses.

As ZAIS expands the number and scope of ZAIS’s businesses, it will increasingly confront potential conflicts of interest relating to its investment activities on behalf of itself and its funds. ZAIS serves as the investment adviser to a number of existing funds, and may, in the future, establish new funds that will compete with one another and with ZAIS. Certain of ZAIS’s funds may have overlapping investment objectives and strategies, including funds that have different fee structures, and potential conflicts may arise with respect to ZAIS’s decisions regarding how to allocate investment opportunities among those funds and between itself and its funds. For example, a decision to receive material non-public information about a company while pursuing an investment opportunity for a particular fund gives rise to a potential conflict of interest when it results in ZAIS’s having to restrict the ability of other funds to take any action with respect to such company.

There are also additional conflicts of interest that ZAIS encounters in managing its funds. ZAIS may or may not cause its funds to purchase different classes of securities that may have interests that conflict with the interests owned by it or a fund that it manages. ZAIS or the funds that it manages may hold similar positions or the same security, yet ZAIS or a fund it manages may liquidate its position as circumstances warrant, potentially affecting the liquidity or value of the securities held by another fund ZAIS manages. ZAIS or funds managed by ZAIS may take conflicting positions with that of another ZAIS managed fund. For example, ZAIS or one of ZAIS’s funds may take a long position while another fund may take a short position in the same security. Additional conflicts may arise in circumstances where a fund that ZAIS manages purchases or sells assets to another fund that ZAIS manages. Further, ZAIS may liquidate investments at different times than the funds it manages due to, among other things, differences in investment strategies or fund durations.

In addition to the various conflicts set forth above, conflicts of interest may exist in the valuation of ZAIS’s investments and regarding decisions about the allocation of specific investment opportunities among ZAIS and ZAIS’s funds and the allocation of fees and costs among ZAIS and ZAIS’s funds. Though ZAIS believes it has appropriate means to resolve these conflicts, ZAIS’s judgment on any particular issue could be challenged. If ZAIS fails to appropriately address any such conflicts, it could negatively impact ZAIS’s reputation and ability to raise additional funds or maintain existing clients or result in potential litigation against us.

Certain of ZAIS’s funds invest in RMBS and residential mortgage loans that are subject to particular risks.

Certain of ZAIS’s funds invest in RMBS and residential mortgage loans. These loans may be either retained or securitized, the securities of which may be sold to third party investors.

As of September 30, 2014, ZAIS served as investment manager to 8 funds investing in RMBS or residential mortgage loans. These funds have combined AUM of approximately $1.44 billion.

Holders of RMBS or residential mortgage loans that underlie RMBS generally bear risks inherent in investment in structured credit and leveraged loans. In particular, the rate of defaults and losses will be affected by a number of factors, including general economic conditions, the unemployment rate, the level of interest rates, the availability of mortgage credit, local conditions in the geographic area where the related mortgaged property is located, the terms of the loan, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. Further, a region’s economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, fires, floods, eruptions or riots. The above factors may have a larger effect depending on the composition of the residential mortgage loans that underlie an RMBS. For example, an RMBS may invest in subprime, non-conforming mortgage loans, balloon mortgage loans, interest only mortgage loans, adjustable-rate mortgage loans, and negatively amortizing mortgage loans, all of which may be subject to greater risks than traditional fixed rate mortgage loans. The residential mortgage loans underlying an RMBS may not be diversified in terms of geography, interest rates or terms.

Foreclosure.  Residential mortgage foreclosure rates increased significantly in connection with the crisis in the credit markets that began in 2007 – 2008. This trend negatively impacted the financial and capital markets generally and the mortgage-lending and mortgage-investment industry segments more specifically. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited. In the event that ZAIS invests in residential mortgage loans that are subsequently foreclosed on, ZAIS would likely lose some or all of its investment, which could have a material adverse effect on ZAIS’s performance and profitability.

Underwriting.  Defaults may result from substandard underwriting and purchasing guidelines or the failure of the loan originator to comply with good or adequate origination guidelines. The applicable originator’s underwriting standards and any applicable purchasing guidelines may not identify or appropriately assess the risk that the interest and principal payments due on a mortgage loan will be repaid when due, or at all, or whether the market value of the related mortgaged property will be sufficient to otherwise provide for recovery of such amounts. In addition, with respect to any exceptions made to the applicable originator’s underwriting standards in originating a mortgage loan, those exceptions may be subjective and may increase the risk that principal and interest amounts may not be received or recovered and compensating factors, if any, which may be the premise for making an exception to the underwriting standards may not, in fact, compensate for any additional risk. No assurance can be given that any of the mortgage loans that ZAIS acquires from an originator will comply with such originator’s underwriting guidelines or that any mortgage loans will have compensating factors in the event that those mortgage loans do not comply with the related originator’s underwriting guidelines. Mortgage loans owned by ZAIS’s funds either directly or through RMBS may have been originated with less stringent underwriting guidelines than mortgage loans being originated in the current environment.

Prepayment.  The rate of prepayments of newly originated residential mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline, mortgage prepayments may increase if refinancing is available at lower interest rates. If prevailing interest rates rise, prepayments on the mortgage loans may decrease. However, an expansion of credit could result in an increase in refinancing activity even in a rising interest rate environment if credit standards are relaxed and underwriting guidelines expanded. Prepayments also may occur as a result of solicitations of the borrowers by mortgage loan lenders. In addition, the timing of prepayments of principal may also be affected by liquidations of or insurance payments on the mortgage loan, or repurchases by the related originator for breaches of representations and warranties or defective documentation. An increase in prepayments has a negative effect on the value of mortgage loans due to the loss of future interest payments.

Liability of Ownership.  Ownership of residential mortgage loans also includes the potential of certain legal risks of ownership, including assignee liabilities. The Truth in Lending Act provides that subsequent purchasers of residential mortgage loans originated in violation of certain requirements specified in the Truth in Lending Act may have liability for such violations. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) also prohibits lenders from originating residential mortgage loans unless the lender determines that the borrower has a reasonable ability to repay the loan. This requirement has been codified in the “ability-to-repay” rules (collectively, the “ATR Rules”) under the Truth in Lending Act (“Regulation Z”). The ATR Rules, among other things, require that originators follow certain procedures and obtain certain documents in order to make a reasonable, good faith determination of a borrower’s ability to repay a residential mortgage loan. In addition, the U.S. Consumer Financial Protection Bureau has issued regulations, which became effective January 2014, specifying the standards for a “qualified mortgage” that would have the benefit of a safe harbor from liability under the ATR Rules if certain requirements are satisfied, or a rebuttable presumption from such liability if only certain of these requirements are satisfied. Interest-only loans, hybrid mortgage loans and balloon loans, as well as loans with a debt-to-income ratio exceeding 43% in general do not constitute qualified mortgages. Possible liabilities that could be required to be paid by an assignee of a mortgage loan include actual damages suffered by the borrower, litigation costs (which could exceed the principal amount of a mortgage loan), statutory damages and special statutory damages. A borrower may also assert a violation of the ATR Rules as a defense in a foreclosure action. Various state and local legislatures may adopt similar or more onerous provisions in the future. ZAIS is unable to predict how these laws and regulations relating to assignee liability may affect the ability of the fund to successfully complete exit strategies that utilize securitization. In addition, the qualified mortgage rule may adversely affect the market generally for mortgage-backed securities, if investors are not willing to invest in pools of mortgage loans that do not satisfy the qualified mortgage requirement.

Third Party Service Providers.  Mortgage loans are subject to risks of loss related to the third party service providers, including from violations of consumer protection laws, servicing protocols and servicing errors, including errors in the recordation of mortgage loans, or other factors that may cause foreclosure delays. Loan modifications by servicers may impact the value of mortgage loans.

Certain of ZAIS’s funds invest in commercial related mortgage assets that are subject to particular risks.

ZAIS’s funds invest in a variety of assets backed by commercial mortgages including CMBS, commercial real estate mortgages and mezzanine loans and direct commercial property ownership. As of September 30, 2014, ZAIS served as an investment manager to eight funds investing in CMBS, commercial real estate mortgages and mezzanine loans and direct commercial property ownership. The fair market value of the CMBS, commercial real estate mortgages and mezzanine loans and direct commercial property ownership held by these funds was approximately $48 million as of September 30, 2014.

The value of the commercial mortgage loans and the assets backed by commercial mortgages will be influenced by the rate of delinquencies and defaults experienced on the commercial mortgage loans and by the severity of loss incurred as result of such defaults. The factors influencing delinquencies, defaults and loss severity include: (i) economic and real estate market conditions by industry sectors (e.g., multifamily, retail, office, etc.); (ii) the terms and structure of the mortgage loans; and (iii) any specific limits to legal and financial recourse upon a default under the terms of the mortgage loan.

Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values. In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

Commercial mortgage loans are generally viewed as having a greater risk of loss through delinquency and foreclosure than investing in the securities of single family residences. The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses and comply with applicable zoning and other laws) rather than upon the existence of independent income or assets of the borrower. Many commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower's other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans and CMBS bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower's obligation.

The repayment of a commercial mortgage loan is typically dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. Even the liquidation value of a commercial property is determined, in substantial part, by the amount of the mortgaged property’s cash flow (or its potential to generate cash flow). However, net operating income and cash flow are often based on assumptions regarding tenant behavior and market conditions. Net operating income and cash flow can be volatile over time and may be insufficient to cover debt service on the mortgage loan at any given time. Lenders typically look to the debt service coverage ratio (that is, the ratio of net cash flow to debt service) of a mortgage loan secured by income-producing property as an important measure of the risk of default of that mortgage loan.

The net operating income, cash flow and property value of a commercial mortgage property may be adversely affected by a large number of factors specific to the property, such as:

•	the age, design and construction quality of the mortgage property;
•	perceptions regarding the safety, convenience and attractiveness of the mortgaged property;
•	the characteristics of the neighborhood where the mortgaged property is located;
•	the proximity and attractiveness of competing properties;
•	the adequacy of the mortgaged property’s management and maintenance;
•	increases in interest rates, real estate taxes and other operating expenses at the mortgaged property and in relation to competing properties;
•	an increase in the capital expenditures needed to maintain the mortgaged property or make improvements;
•	the dependence upon a single tenant, or a concentration of tenants, at the mortgaged property in a particular business or industry;
•	a decline in the financial condition of a major tenant at the mortgaged property;
•	an increase in vacancy rates for the applicable property type in the relevant geographic area;
•	a decline in rental rates as leases are renewed or entered into with new tenants;

•	national, regional or local economic conditions (including plant closings, military base closings, industry slowdowns and unemployment rates);
•	local real estate conditions (such as an oversupply of competing properties, space, multifamily housing, manufactured housing or hotel capacity);
•	natural disasters or civil disturbances such as earthquakes, hurricanes, fires, floods, eruptions or riots;
•	the length of tenant leases (including that in certain cases, all or substantially all of the tenants, or one or more sole, anchor or other tenants, at a particular mortgaged property have leases that expire or permit the tenant(s) to terminate its or their lease(s) during the term of the related mortgage loan) and other lease terms, including co-tenancy provisions;
•	the creditworthiness of tenants;
•	tenant defaults;
•	in the case of rental properties, the rate at which vacant space or space under expiring leases is re-let; and
•	the mortgaged property’s “operating leverage” (i.e., the percentage of total property expenses in relation to revenue, the ratio of fixed operating expenses to those that vary with revenues, and the level of capital expenditures required to maintain the property and to retain or replace tenants).

A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of mortgaged properties with short-term revenue sources, such as short-term or month-to-month leases or leases with termination options, and may lead to higher rates of delinquency or defaults under the related mortgage loans.

In addition, underwritten or adjusted cash flows, by their nature, are speculative and are based upon certain assumptions and projections, including with respect to matters such as tenancy and rental income. The failure of these assumptions or projections in whole or in part could cause the underwritten or adjusted cash flows to vary substantially from the actual cash flows of a mortgaged property.

Certain of ZAIS’s funds invest in certain other structured finance securities that are subject to particular risks.

ZAIS’s funds invest in structured finance securities, including CDOs, CLOs, stripped mortgage backed securities, synthetic risk transfer securities, home equity loan backed securities, securities backed by manufactured housing loans and other asset backed securities that are subject to particular risks, including:

•	Insolvency considerations with respect to issuers of securitized products;
•	Control rights and the intentions of the parties holding such control rights;
•	Uninvested cash balances may limit returns, thereby possibly limiting amounts available for distribution to the security holders;
•	The performance of structured finance securities are heavily dependent on the decisions of the manager of the securities;
•	Action by a rating agency may affect the performance of a structured finance security;
•	Optional or mandatory redemptions by holders of senior or mezzanine tranches of securities may affect the performance and life of the securities;
•	Limited information is available with respect to the collateral of these structured finance securities;
•	Certain structured finance securities may contain covenant lite loans which carry additional risks;
•	The restructuring of the government sponsored entities could impact the performance of securities guaranteed by such agencies; and
•	Structured finance securities often contain conflicts of interests between a manager and the owners of certain classes of the issuer’s securities.

Certain of ZAIS’s funds invest in leveraged loans that are subject to particular risks.

ZAIS’s funds invest in leveraged loans, either directly, or through securities backed by leveraged loans, including CLOs. In addition, ZAIS may invest in a fund that invests in the equity tranches of CLO transactions for which ZAIS serves as the investment manager, which would provide exposure to leveraged loans. Further, the recently adopted European and United States risk retention requirements will require ZAIS to invest in a percentage of the debt or equity in the CLOs (and therefore leveraged loans) it manages. Leveraged loans may be risky and investors in these types of investments could lose some or all of their investments.

Leveraged loans may experience volatility in the spread that is paid on such leveraged loans. Such spreads will vary based on a variety of factors, including, but not limited to, the level of supply and demand in the leveraged loan market, general economic conditions, levels of relative liquidity for leveraged loans, the actual and perceived level of credit risk in the leveraged loan market, regulatory changes, changes in credit ratings and the methodology used by credit rating agencies in assigning credit ratings, and such other factors that may affect pricing in the leveraged loan market. Since leveraged loans may generally be prepaid at any time without penalty, the obligors of such leveraged loans would be expected to prepay or refinance such leveraged loans if alternative financing were available at a lower cost. For example, if the credit ratings of an obligor were upgraded, the obligor were recapitalized or if credit spreads were declining for leveraged loans, such obligor would likely seek to refinance at a lower credit spread. The rates at which leveraged loans may prepay or refinance and the level of credit spreads for leveraged loans in the future are subject to numerous factors and are difficult to predict. Declining credit spreads in the leveraged loan market and increasing rates of prepayments and refinancings will likely result in a reduction of portfolio yield and interest collections on leveraged loans owned by ZAIS.

Leveraged loans have historically experienced greater default rates than has been the case for investment grade securities and loans. A non-investment grade loan or debt obligation or an interest in a non-investment grade loan is generally considered speculative in nature and may become a defaulted asset for a variety of reasons, including:

•	Some of the borrowers underlying these leveraged loans have relatively short or no operating histories. These companies are and will be subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of ZAIS’s fund’s investment in them may decline substantially.
•	The borrower companies may be unable to meet their obligations under the securities held by ZAIS’s funds, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of ZAIS’s funds realizing on any guarantees they may have obtained in connection with their investment.
•	Because many of the obligors on leveraged loans are privately held companies, public information is generally not available about these companies. ZAIS’s funds will depend partially on obtaining adequate information to evaluate these companies in making investment decisions from biased parties including the lead underwriter(s) and the borrower, themselves.
•	Many of these borrowers have substantial financial leverage which will make it difficult for them to access the capital markets to meet future capital needs. The high leverage also makes operating results less predictable and may affect their competitiveness.
•	Most of ZAIS’s funds’ leveraged borrowers borrow money at floating spreads tied to LIBOR. When LIBOR rises, their total interest costs increase and their interest coverage ratios drop which can cause a payment default.
•	A portfolio company's failure to satisfy financial or operating covenants imposed by ZAIS’s funds or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt securities that ZAIS’s funds hold. ZAIS’s funds may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Upon any loan becoming a defaulted asset, such defaulted asset may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted asset. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such defaulted asset. The liquidity for defaulted assets may be limited, and to the extent that defaulted assets are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

Loans and interests in loans have significant liquidity and market value risks since they are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. In addition, historically the trading volume in the loan market has been small relative to the high-yield debt securities market. Depending upon market conditions, there may be a very limited market for leveraged loans. Non-investment grade loans are often issued in connection with leveraged acquisitions in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. The lower rating of non-investment grade loans reflects a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings or disruptions in the financial markets) or both may impair the ability of the obligor to make payments of principal and interest.

ZAIS’s funds’ investment in credit default swaps and other synthetic securities carry certain risks.

ZAIS’s funds invest in CDS and other synthetic securities that carry certain risks. ZAIS’s funds may enter into CDS either as a “buyer” or a “seller.” The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a credit event occurs, the seller typically is obligated to pay the contingent payment to the buyer, which is typically the full notional value of the reference obligation. The contingent payment may be payment of the face amount of the obligation in return for physical delivery of the reference obligation or cash settlement of the difference between the face amount of the obligation and its market value. Thus, if a credit event occurs and one of ZAIS’s funds is a buyer of a CDS, such fund would expect to receive the full notional value of the underlying reference obligation. If a fund is a buyer of a CDS, and if no credit event occurs, that fund will have made fixed payments and received nothing, and thus may incur losses. If one of ZAIS’s funds is a seller of a CDS and a credit event occurs, that fund may incur significant losses.

In addition to general market risks, CDSs may be subject to liquidity risk and credit risk of the applicable counterparty. While certain index CDS are now subject to mandatory clearing and execution on a swap execution facility, certain other CDS (including single name CDS) continue to be entered into a bilateral privately-negotiated basis. The buyer of such bilateral CDS may also incur a loss if the seller fails to perform on its obligation should a credit event occur. In certain circumstances, the buyer can receive the notional value of a CDS only by delivering a physical security to the seller, and is at risk if deliverable securities are unavailable or illiquid. Credit risk may also arise through a default by one of several large financial institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This “systemic risk” may adversely affect the financial intermediaries (such as clearing agencies, clearing houses, banks, securities firms and exchanges) with which the funds transact on a daily basis.

ZAIS’s funds may also invest in synthetic securities, the reference obligations of which are one or more financial assets (including CDS). Investments in such types of assets through the purchase of synthetic securities present risks in addition to those resulting from direct purchases of such reference obligations. Under a synthetic security, the owner of the synthetic security will usually have a contractual relationship only with the counterparty of such synthetic security, and not the reference obligor on the reference obligation. The owner generally will have no right directly to enforce compliance by the reference obligor with the terms of the reference obligation or any rights of set-off against the reference obligor, nor will the owner generally have any voting or other consensual rights of ownership with respect to the reference obligation. ZAIS’s funds that own such synthetic securities will not directly benefit from any collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of a reference obligation. In addition, in the event of the insolvency of the issuer of such a synthetic security, the holder of such security may be treated as a general creditor of such issuer, and generally will not have any claim of title with respect to the reference obligation. Consequently, ZAIS’s funds that own these synthetic securities would be subject to the credit risk of such counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities acquired from any one issuer will subject ZAIS’s funds to an additional degree of risk with respect to defaults by such issuer as well as by the reference obligor.

Through their investment in synthetic securities, ZAIS’s funds will be exposed to the risks related to the reference obligations of such synthetic securities. The market value of a reference obligation will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, international political events, developments or trends in any particular industry, the financial condition of the reference obligor (and the obligors of the securitized assets underlying a reference obligation that is collateral security) and the terms of the reference obligation. Adverse changes in the financial condition of reference obligors (and the obligors of the securitized assets underlying an asset backed security), in general economic conditions or in both may result in a decline in the market value of a reference obligation. In addition, future periods of uncertainty in the United States economy and the economies of other countries in which reference obligors (and the obligors of the securitized assets underlying an asset backed security) are domiciled and the possibility of increased volatility and default rates may also adversely affect the price and liquidity of reference obligations.

Many reference obligations will have no, or only a limited, trading market. Trading in fixed income securities in general, including ABS and related derivatives, often takes place primarily in over-the-counter markets consisting of groups of dealer firms that are typically major securities firms. Because the market for certain ABS and related derivatives is a dealer market, rather than an auction market, no single obtainable price for a given instrument prevails at any given time. Not all dealers maintain markets in these securities at all times. The illiquidity of reference obligations will restrict ZAIS’s ability to take advantage of market opportunities. Illiquid reference obligations may trade at a discount from comparable, more liquid investments. In addition, reference obligations may include privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale, and even if such privately placed securities are transferable, the value of such reference obligations could be less than what may be considered the fair value of such securities.

ZAIS’s funds are subject to risks to the extent that they are newly established funds without a significant track record, have few limitations on their investment strategies, engage in short-selling and are not able to achieve the market position necessary to implement the strategy.

ZAIS’s funds also are subject to the following additional risks which could negatively impact each fund and ZAIS’s business:

•	Certain of ZAIS’s funds are newly established funds without a significant track record which may limit the ability of the fund to attract new investors.
•	Certain of ZAIS’s funds have few limitations on the execution of their investment strategies, which are subject to ZAIS’s sole discretion.
•	Certain of ZAIS’s funds may engage in short-selling of securities as an investment strategy, which is subject to unlimited risk of loss because there is theoretically no limit on how much the price of a security may appreciate before the short position is closed out. A fund that borrows securities to effect short sales as a hedging strategy may be subject to losses if the security lender demands return of the loaned securities and the fund is unable to borrow securities that are necessary to maintain the short position used to hedge its position.
•	The efficacy of certain investment and trading strategies depends largely on the ability to establish and maintain an overall market position in a combination of financial instruments. A fund's trading orders may not be executed in a timely and efficient manner due to various circumstances, including systems failures or human error. In such event, the funds might only be able to acquire some but not all of the components of the position, or if the overall position were to need adjustment, the funds might not be able to make such adjustment. As a result, the funds would not be able to achieve the market position selected by the management company or general partner of such funds, and might incur a loss in liquidating their position.

ZAIS depends on its senior management team, senior investment professionals and other key personnel, and its ability to retain them and attract additional qualified personnel is critical to its success and growth prospects.

•	ZAIS depends on the diligence, skill, judgment, business contacts and personal reputations of ZAIS’s senior management team, including Christian Zugel, ZAIS’s Chief Investment Officer, and Michael Szymanski, ZAIS’s President, senior investment professionals and other key personnel. ZAIS’s future success will depend upon its ability to retain its senior professionals and other key personnel and its ability to recruit additional qualified personnel. These individuals possess substantial experience and expertise in investing, are responsible for locating and executing ZAIS’s funds’ investments, have significant relationships with the institutions that are the sources of many of ZAIS’s funds’ investment opportunities and, in certain cases, have strong relationships with ZAIS’s investors. Therefore, if any of ZAIS’s senior professionals or other key personnel join competitors or form competing companies, it could result in the loss of significant investment opportunities and certain existing investors.
•	The departure for any reason of any of ZAIS’s senior professionals could have a material adverse effect on ZAIS’s ability to achieve ZAIS’s investment objectives, cause certain of ZAIS’s investors to withdraw capital they invest with ZAIS or elect not to commit additional capital to ZAIS’s funds or otherwise have a material adverse effect on ZAIS’s business and ZAIS’s prospects. The departure of some or all of those individuals, including ZAIS’ Chief Investment Officer, Christian Zugel, could also trigger certain “key man” provisions in the documentation governing certain of ZAIS’s funds, which would permit the investors in certain funds to withdraw their capital. ZAIS carries limited “key man” insurance on certain individuals that would provide ZAIS with proceeds in the event of the death or disability of certain of ZAIS’s senior professionals, and ZAIS does not have a policy that prohibits ZAIS’s senior professionals from traveling together.
•	ZAIS anticipates that it will be necessary for it to add investment professionals both to grow ZAIS’s businesses and to replace those who depart. However, the market for qualified investment professionals is extremely competitive and ZAIS may not succeed in recruiting additional personnel or it may fail to effectively replace current personnel who depart with qualified or effective successors. ZAIS’s efforts to retain and attract investment professionals may also result in significant additional expenses, which could adversely affect ZAIS’s profitability or result in an increase in the portion of ZAIS’s performance fees that it grants to ZAIS’s investment professionals.
•	Many of the members of ZAIS’s senior management team and ZAIS’s senior investment professionals have entered into non-competition agreements with ZAIS. There is no guarantee that these individuals will not resign, join ZAIS’s competitors or form a competing company, or that the non-competition provisions in agreements would be upheld by a court. If any of these events were to occur, ZAIS’s business would be materially adversely affected.

Risk Factors Related to Future Growth

If ZAIS is unable to execute development opportunities, it may not be able to implement its growth strategy successfully.

ZAIS’s growth strategy includes both the expansion of certain of ZAIS’s existing businesses, as well as the development and implementation of new business opportunities as well as the capital to fund them, for example, to comply with new risk retention rules for CLO issuers. The success of these growth initiatives will depend on, among other things: (a) the availability of suitable opportunities, (b) the level of competition from other companies that may have greater financial resources, (c) ZAIS’s ability to value potential development accurately and negotiate acceptable terms for those opportunities, (d) ZAIS’s ability to obtain requisite approvals and licenses from the relevant governmental authorities and to comply with applicable laws and regulations without incurring undue costs and delays, (e) ZAIS’s ability to identify and enter into mutually beneficial relationships with service providers and counterparties and (f) ZAIS’s ability to properly manage conflicts of interest. If ZAIS is not successful in implementing its growth strategy, its business, results of operations and the market price for Class A Common Stock may be adversely affected.

ZAIS may enter into new businesses, make future strategic investments or acquisitions or enter into joint ventures, each of which may result in additional risks and uncertainties in ZAIS’s business.

ZAIS intends to grow its business by increasing AUM in existing businesses and creating new investment products. The capital raised from the Business Combination is expected to facilitate ZAIS’s AUM growth, which has been affected in recent years, as noted above, by a generally challenging environment for ZAIS and other managers, in particular, those focused on credit products, in the wake of the 2008 financial crisis and declining interest rates causing structured credit products to be disfavored by investors. ZAIS may pursue growth through strategic investments, acquisitions or joint ventures, which may include entering into new lines of business, such as the insurance, broker-dealer or financial advisory industries. In addition, opportunities may arise for ZAIS to acquire other alternative or traditional asset managers. To the extent ZAIS makes strategic investments or acquisitions, enters into joint ventures, or enters into a new line of business, ZAIS will face numerous risks and uncertainties, including risks associated with (i) the required investment of capital and other resources, (ii) the possibility that ZAIS has insufficient expertise to engage in such activities profitably or without incurring inappropriate amounts of risk, and (iii) combining or integrating operational and management systems and controls. Entry into certain lines of business may subject ZAIS to new laws and regulations with which it is not familiar, or from which ZAIS is currently exempt, and may lead to increased litigation and regulatory risk. If a new business generates insufficient revenues or if ZAIS is unable to efficiently manage its expanded operations, our results of operations will be adversely affected. In the case of joint ventures, we will be subject to additional risks and uncertainties in that ZAIS may be dependent upon, and subject to liability, losses or reputational damage relating to systems, controls and personnel that are not under our control.

ZAIS utilizes third-party distribution sources to market certain of ZAIS’s investment funds and strategies.

ZAIS’s ability to grow ZAIS’s AUM is partially dependent on third-party intermediaries, including investment banks, solicitation agents and broker-dealers. No assurance can be made that these intermediaries will continue to be accessible to ZAIS on commercially reasonable terms, or at all. In addition, pension fund consultants and other investment management consultants may review and evaluate ZAIS and ZAIS’s institutional products from time to time. Poor reviews or evaluations of either a particular product, or of ZAIS, may result in institutional client withdrawals or may impair ZAIS’s ability to attract new assets through these consultants.

The growth of ZAIS’s business depends in large part on ZAIS’s ability to raise capital from investors. If ZAIS is unable to raise such capital, it would be unable to collect management fees or deploy such capital into investments, which would materially and adversely affect ZAIS’s business, results of operations and financial condition.

ZAIS’s ability to raise capital from investors depends on a number of factors, including many that are outside ZAIS’s control. Investors may downsize their investment allocations to rebalance a disproportionate weighting of their overall investment portfolio among asset classes. In the event of poor performance of

ZAIS’s funds, it could be more difficult for ZAIS to raise new capital. ZAIS’s investors and potential investors continually assess ZAIS’s funds’ performance independently and relative to market benchmarks and ZAIS’s competitors, and ZAIS’s ability to raise capital for existing and future funds, including new CLO securitization that will require ZAIS to retain a portion of the vehicles on its balance sheet, depends on ZAIS’s funds’ performance. If economic and market conditions deteriorate, ZAIS may be unable to raise sufficient amounts of capital to support the investment activities of future funds. If ZAIS is unable to successfully raise capital, ZAIS’s business, results of operations and financial condition would be adversely affected.

The growth of ZAIS’s existing businesses combined with ZAIS’s new business initiatives may place significant demands on ZAIS’s administrative, operational and financial resources.

ZAIS is contemplating certain growth initiatives, both in the expansion of ZAIS’s existing business lines and in new businesses. This growth, if successful, will place significant demands on ZAIS’s legal, accounting and operational infrastructure, and will result in increased expenses. In addition, ZAIS is required to continuously develop its systems and infrastructure in response to the increasing sophistication of the investment management market and legal, accounting, regulatory and tax developments. ZAIS’s future growth will depend in part on ZAIS’s ability to maintain an operating platform and management system sufficient to address ZAIS’s growth and will require ZAIS to incur significant additional expenses and to commit additional senior management and operational resources. As a result, ZAIS faces significant challenges, including:

•	maintaining adequate financial, regulatory (legal, tax and compliance) and business controls;
•	implementing new or updated information and financial systems and procedures;
•	training, managing and appropriately sizing ZAIS’s work force and other components of ZAIS’s businesses on a timely and cost-effective basis;
•	mitigating the diversion of management’s attention from ZAIS’s core businesses;
•	reducing the disruption of ZAIS’s ongoing business;
•	entering into markets or lines of business in which ZAIS may have limited or no experience;
•	maintaining the required investment of capital and other resources; and
•	complying with additional regulatory requirements.

Entry into certain lines of business may subject ZAIS to new laws and regulations with which it is not familiar, or from which it is currently exempt, and may lead to increased litigation and regulatory enforcement risk. If a new business does not generate sufficient revenues or if ZAIS is unable to efficiently manage ZAIS’s expanded operations, ZAIS’s results of operations will be adversely affected. ZAIS’s strategic initiatives may include joint ventures, in which case it will be subject to additional risks and uncertainties in that it may be dependent upon, and subject to liability, losses or reputational damage relating to systems, controls and personnel that are not under ZAIS’s control. Because ZAIS has not yet identified these potential new investment strategies, geographic markets or lines of business, ZAIS cannot identify all the risks it may face and the potential adverse consequences on ZAIS and any investment that may result from any attempted expansion.

Certain of ZAIS’s growth initiatives may be effectuated through seed investments in funds that ZAIS manages.

Certain of ZAIS’s growth initiatives, including an expanded CLO business, may be effectuated through seed investments in funds that ZAIS manages. As a seed investor, ZAIS may bear a disproportionate share of startup expenses related to the formation of a fund. It may be difficult for ZAIS to attract additional investors and it may never be successful in finding additional investors to invest in these newly formed funds where it has invested the capital. In such cases, the amount of investable capital would be constrained to the amount of capital invested in the fund by ZAIS and the fund may not be able to achieve the diversification or level of investments optimal to achieve the desired investment portfolio. Additionally, ZAIS may invest funds in a strategy in which it has little or no track record as an investment manager.

There is currently a limited market for securitization and the market for securitization products may not grow or expand, which could result in limitations on ZAIS’s ability to effectuate certain of ZAIS’s growth strategies.

Currently, there is a limited market for securitization and the market for securitization products may not grow or expand, which could result in limitations on ZAIS’s ability to effectuate certain of ZAIS’s growth strategies. Certain of ZAIS’s growth initiatives rely on ZAIS’s ability to purchase and securitize assets, including residential and commercial mortgage loans. If the market for securitization does not increase, ZAIS’s ability to effectuate ZAIS’s growth initiatives related to securitization may not be achievable.

ZAIS may engage in certain activities that require ZAIS to become a registered swap dealer, which may result in a significantly increased compliance and operational burden.

As part of its growth strategy, ZAIS may engage in certain activities that require ZAIS to become a registered swap dealer, which would result in a significantly increased compliance and operational burden. The Commodity Exchange Act (“CEA”) and related regulations impose significant compliance requirements on swap dealers in a number of areas, including capital and margin, reporting and recordkeeping, daily trading records, business conduct standards, documentation standards, monitoring of trading, risk management procedures, disclosure of information, ability to obtain information, conflicts of interest and segregation of collateral. Firms that wish to register as a swap dealer must have adequate documentation to support their compliance with these requirements, which may produce a significant additional compliance and operational burden on ZAIS to comply. Any failure to comply with these rules may subject ZAIS to regulatory action, may result in reputational harm and may affect the value of Class A Common Stock.

ZAIS may pursue becoming the investment manager to a registered investment company or to a fund that manages ERISA plan funds as part of ZAIS’s growth strategy.

As part of its growth strategy, ZAIS may seek to raise capital, and become the investment manager or sub-adviser, for an investment fund registered under the Investment Company Act of 1940 (“1940 Act”) or to Employee Retirement Income Security Act (“ERISA”) plan assets. Registered investment companies and funds managing capital for ERISA plan assets must adhere to complex and sometimes onerous restrictions promulgated under the 1940 Act and ERISA. To date, ZAIS has not served as an investment manager to either a registered investment company or a fund that is subject to the regulations promulgated under ERISA. Compliance with these regulations will place an increased burden on ZAIS’s infrastructure professionals. It is likely that ZAIS will need to hire additional professionals to help ZAIS meet these additional demands on ZAIS’s staff. As a result, no assurance can be made that ZAIS will be able to successfully operate these funds or comply with applicable regulatory requirements. If ZAIS fails to comply with the regulations it may be subject to regulatory action, litigation from investors and reputational harm, all of which may have a materially adverse impact on the value of Class A Common Stock.

An increase in interest rates may have an impact on ZAIS’s ability to pursue certain of ZAIS’s growth initiatives.

Rising interest rates generally reduce the demand for mortgage loans due to the higher cost of borrowing. A reduction in the volume of mortgage loans originated may affect the volume of assets available to purchase as part of ZAIS’s growth strategies related to residential and commercial mortgage related assets. Rising interest rates may also cause assets that were issued prior to an interest rate increase to provide yields that are below prevailing market interest rates. If rising interest rates cause ZAIS to be unable to acquire a sufficient volume of these mortgage related assets with a yield that is above ZAIS’s borrowing costs, ZAIS’s ability to satisfy certain of ZAIS’s growth initiatives and to generate income may be materially and adversely affected. The relationship between short-term and longer-term interest rates is often referred to as the “yield curve.” Ordinarily, short-term interest rates are lower than longer-term interest rates. If short-term interest rates rise disproportionately relative to longer-term interest rates (a flattening of the yield curve), ZAIS’s borrowing costs may increase more rapidly than the interest income earned on ZAIS’s assets. Because ZAIS expects its investments, on average, generally will bear interest based on longer-term rates than ZAIS’s borrowings, a flattening of the yield curve would tend to decrease ZAIS’s net income and the market value of ZAIS’s net assets. Additionally, to the extent cash flows from investments that return scheduled and unscheduled principal are reinvested, the spread between the yields on the new investments and available borrowing rates may decline, which would likely decrease ZAIS’s net income. It is also possible that short-term interest rates may exceed longer-term interest rates (a yield curve inversion), in which event ZAIS’s borrowing costs may exceed ZAIS’s interest income and it could incur operating losses.

Risks Related to ZAIS’s Regulatory Environment

Extensive regulation affects ZAIS’s activities, increases the cost of doing business and creates the potential for significant liabilities and penalties that could adversely affect ZAIS’s business and results of operations.

ZAIS’s business is subject to extensive regulation, including periodic examination, by governmental agencies and self-regulatory organizations in the jurisdictions in which it operates. The SEC oversees ZAIS’s activities as a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). The National Futures Association (the “NFA”) and the CFTC oversee ZAIS’s activities as a commodity pool operator and a commodity trading adviser. In addition, ZAIS regularly relies on exemptions from various requirements of the Securities Act, the Exchange Act, the 1940 Act, the CEA and ERISA. These exemptions are sometimes highly complex and may in certain circumstances depend on compliance by third parties whom ZAIS does not control. If for any reason these exemptions were to be revoked or challenged or otherwise become unavailable to ZAIS, ZAIS could become subject to regulatory enforcement action or third-party claims, which could have a material adverse effect on ZAIS’s business.

Recently, the SEC has indicated that investment advisers who pay personnel transaction-based compensation for soliciting investments in the funds they advise, or who employ personnel solely responsible for marketing interests in the funds they advise, may be required to register as a broker-dealer. ZAIS does not believe it is required to register as a broker-dealer. Nevertheless, no assurance can be made that new regulations, or new interpretations of existing regulations, will not result in ZAIS being required to register as a broker-dealer. In such an event, ZAIS would incur potentially substantial additional compliance costs, including the need to hire additional personnel.

Since 2010, states and other regulatory authorities have begun to require investment managers to register as lobbyists. ZAIS has registered as such in a number of jurisdictions where required. Other states or municipalities may consider similar legislation or adopt regulations or procedures with similar effect. These registration requirements impose significant compliance obligations on registered lobbyists and their employers, which may include annual registration fees, periodic disclosure reports and internal recordkeeping, and may also prohibit the payment of contingent fees.

Each of the regulatory bodies with jurisdiction over ZAIS has regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on or be compensated for particular activities. A failure to comply with the obligations imposed by the federal securities laws, including the Advisers Act’s recordkeeping, advertising and operating requirements, disclosure obligations and prohibitions on fraudulent activities, could result in investigations, sanctions and reputational damage. ZAIS is involved regularly in trading activities that implicate both U.S. securities and commodities law regimes, including laws governing trading on inside information, market manipulation and technical trading requirements that implicate fundamental market regulation policies. Violation of these laws could result in severe restrictions on ZAIS’s activities and damage to ZAIS’s reputation.

ZAIS’s failure to comply with applicable laws or regulations could result in fines, censure, suspensions of personnel or other sanctions, including revocation of the registration of ZAIS’s relevant subsidiaries as investment advisers. The regulations to which ZAIS’s businesses are subject are designed primarily to protect investors in ZAIS’s funds and to ensure the integrity of the financial markets. They are not designed to protect our stockholders. Even if a sanction imposed against ZAIS, one of ZAIS’s subsidiaries or its personnel by a regulator is for a small monetary amount, the adverse publicity related to the sanction could harm ZAIS’s reputation, which in turn could have a material adverse effect on ZAIS’s businesses in a number of ways, making it harder for ZAIS to raise new funds and discouraging others from doing business with ZAIS.

Failure to comply with “pay to play” regulations implemented by the SEC and certain states, and changes to the “pay to play” regulatory regimes, could adversely affect ZAIS’s businesses.

In recent years, the SEC and several states have initiated investigations alleging that certain private equity firms and hedge funds or agents acting on their behalf have paid money to current or former government officials or their associates in exchange for improperly soliciting contracts with state pension funds. In June 2010, the SEC approved Rule 206(4)-5 under the Advisers Act regarding “pay to play” practices by investment advisers involving campaign contributions and other payments to government officials able to exert influence on potential government entity clients. Among other restrictions, the rule prohibits investment advisers from providing advisory services for compensation to a government entity for a period of up to two years, subject to very limited exceptions, after the investment adviser, its senior executives or its personnel involved in soliciting investments from government entities make contributions to certain elected candidates and officials in a position to influence the hiring of an investment adviser by such government entity. An adviser is required to implement compliance policies designed, among other matters, to track contributions by certain of the adviser’s employees and engagements of third parties that solicit government entities and to keep certain records to enable the SEC to determine compliance with the rule. In addition, there have been similar rules on a state level regarding “pay to play” practices by investment advisers.

As public pension plans are investors in some of ZAIS’s funds, these rules could result in significant economic sanctions on ZAIS’s businesses if ZAIS or any of the other persons covered by the rules make any such contribution or payment, whether or not material or with an intent to secure an investment from a public pension plan, or may, for instance, provide a basis for the redemption of affected public pension fund investors. In addition, investigations relating to the foregoing activities may require the attention of senior management and may result in fines if ZAIS is deemed to have violated any regulations, thereby imposing additional expenses on us. Any failure on ZAIS’s part to comply with these rules could cause ZAIS to lose compensation for ZAIS’s advisory services or expose ZAIS to significant penalties and reputational damage.

New or changed laws or regulations governing ZAIS’s funds’ operations and changes in the interpretation thereof could adversely affect ZAIS’s business.

The laws and regulations governing the operations of ZAIS’s funds, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations and changes in their interpretation, or newly enacted laws or regulations and any failure by ZAIS’s funds to comply with these laws or regulations, could require changes to certain of ZAIS’s business practices, negatively impact ZAIS’s operations, AUM or financial condition, impose additional costs on ZAIS or otherwise adversely affect ZAIS’s business. See “Information About ZGP And ZAIS —  Regulatory and Compliance Matters” for a discussion of ZAIS’s regulatory and compliance environment. The following includes certain significant regulatory risks facing ZAIS’s business:

•	Changes in capital requirements may increase the cost of ZAIS’s financing. If regulatory capital requirements — whether under the Dodd-Frank Act, Basel III, or other regulatory action — were to be imposed on ZAIS’s funds, they may be required to limit, or increase the cost of, financing they provide to others. Among other things, this could potentially require ZAIS’s funds to sell assets at an inopportune time or price, which could negatively impact ZAIS’s operations, AUM or financial condition.
•	The imposition of additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which ZAIS conducts its businesses and adversely affect ZAIS’s profitability. The Dodd-Frank Act, among other things, imposes significant new regulations on nearly every aspect of the U.S. financial services industry, including new registration, recordkeeping and reporting requirements on private fund investment advisers. Importantly, while several key aspects of the Dodd-Frank Act have been defined through final rules, their extent and impact are not yet fully known and may not be known for some time. Many aspects of the Dodd-Frank Act remain outstanding and will be implemented by various regulatory bodies over the next several years. The imposition of any additional legal or regulatory requirements could make compliance more difficult and expensive, affect the manner in which ZAIS conducts its businesses and adversely affect the performance of ZAIS’s funds or ZAIS’s profitability.

•	The implementation of the “Volcker Rule” could have adverse implications on ZAIS’s ability to raise funds from certain entities. In December 2013, the Federal Reserve and other federal regulatory agencies adopted a final rule implementing a section of the Dodd-Frank Act that has become known as the “Volcker Rule.” The Volcker Rule generally prohibits insured banks or thrifts, any bank holding company or savings and loan holding company, any non-U.S. bank with a U.S. branch, agency or commercial lending company and any subsidiaries and affiliates of such entities, regardless of geographic location, from investing in or sponsoring “covered funds,” which generally include private equity funds or hedge funds and certain other collective investment vehicles and certain other proprietary activities. The Volcker Rule and interpretations thereunder are still uncertain and may not be known for some time. Nonetheless, the Volcker Rule is likely to curtail various banking activities that in turn could result in uncertainties in the financial markets as well as ZAIS’s business. Although ZAIS does not currently anticipate that the Volcker Rule will adversely affect ZAIS’s funds or ZAIS’s fundraising to any significant extent, there could be adverse implications on ZAIS’s ability in the future to raise funds from the types of entities mentioned above as a result of this prohibition.
•	Increased regulation on banks’ leveraged lending activities could negatively affect the terms and availability of credit to ZAIS’s funds. In March 2013, the Office of the Comptroller of the Currency, the Department of the Treasury, the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation published revised guidance regarding expectations for banks’ leveraged lending activities. This guidance, in addition the final risk retention rules issued jointly by the Board of Governors of the Federal Reserve System, the Department of Housing and Urban Development, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Office of the Comptroller of the Currency, and the SEC in October 2014, could further restrict credit availability, as well as potentially restrict certain of ZAIS’s investing activities that rely on banks’ lending activities. This could negatively affect the terms and availability of credit to ZAIS’s funds. See “— ZAIS’s use of leverage to finance ZAIS’s businesses exposes ZAIS to substantial risks” and “— Dependence on leverage by ZAIS’s funds and their investee companies subjects ZAIS to volatility and contractions in the debt financing markets and could adversely affect ZAIS’s ability to achieve attractive rates of return on those investments.”
•	New restrictions on compensation could limit ZAIS’s ability to recruit and retain investment professionals. The Dodd-Frank Act authorizes federal regulatory agencies to review and, in certain cases, prohibit compensation arrangements at financial institutions that give employees incentives to engage in conduct deemed to encourage inappropriate risk-taking by covered financial institutions. Such restrictions could limit ZAIS’s ability to recruit and retain investment professionals and senior management executives.

New rules may make mortgage securitization more difficult to achieve.

In September 2014, the SEC adopted rules substantially revising Regulation AB requirements regarding the offering process, disclosure and reporting for publicly-issued asset-backed securities (the “Enhanced Disclosure Rules”). Among other things, publicly-issued asset-backed securities transactions issued after the effective date of the Enhanced Disclosure Rules will require enhanced loan-level disclosure containing information that is not included as part of this proxy statement, as well as substantial additional loan-level information, and requirements for a review of underlying assets by an independent asset representations reviewer if certain trigger events occur. In addition, the SEC has not yet acted on certain rules initially proposed in April 2010 and re-proposed in July 2011 that would make the Enhanced Disclosure Rules applicable to private offerings issued in reliance on Rule 144A or Rule 506 of Regulation D at the request of the investor.

Due to the expense of complying with Regulation AB, RMBS sponsors may be less inclined to issue RMBS in the future, thereby reducing investment opportunities for ZAIS. Furthermore, to the extent affiliates of ZAIS acquire mortgages in whole-loan form, the securitization of such mortgages may similarly be less efficient as a result of new compliance costs, therefore, adding to the expense of an important exit strategy.

Risk retention requirements in Europe and the United States may make securitization of assets less profitable.

You should be aware of the requirements of Articles 404 through 410 of the Capital Requirements Regulation (Regulation (EU) No. 575/2013 of 26 June, 2013) (the “EU CRR”). As of January 1, 2014, Articles 404 through 410 of the EU CRR have replaced Article 122a of the Capital Requirements Directive (Directive 2006/48/EC (as amended by Directive 2009/111/EC)) (the “CRD”). Article 122a of the CRD applied to credit institutions and holding companies of credit institutions incorporated in a Member State of the European Union and to their consolidated group entities, and imposed certain risk retention and ongoing due diligence requirements on these institutions, to the extent they invested in securitized assets. Effective as of January 1, 2014, Articles 404 through 410 of the EU CRR replaced Article 122a of the CRD. Articles 404 through 410 of the EU CRR have recast and extended the risk retention and diligence requirements of Article 122a of the CRD, including by extending their applicability to investment firms regulated within a Member State of the European Union assuming exposure to a securitization position. Furthermore, the guidelines on application of Article 122a of the CRD will be replaced by (i) the Commission Delegated Regulation (EU) No. 625/2014 dated March 13, 2014 (which came into force on July 3, 2014), supplementing Regulation (EU) No. 575/2013 through regulatory technical standards specifying the requirements for investor, sponsor, original lenders and originator institutions relating to exposures to transferred credit risk, based on the draft regulatory technical standards submitted to the European Commission by the European Banking Authority (the “EBA”) in accordance with Article 410(3) of the CRR (“Regulation No. 625/2014”), and (ii) the Commission Implementing Regulation (EU) No. 602/2014 (which came into force on June 25, 2014), approved by the European Commission and setting forth implementing technical standards for facilitating the convergence of supervisory practices with regard to the implementation of additional risk weights according to Regulation (EU) No. 575/2013, based on the draft regulatory technical standards submitted to the European Commission by the EBA in accordance with Article 410(3) of the CRR (“Regulation No. 602/2014”).

As of the date of this proxy statement, it is not clear how the foregoing regulations will be implemented in each Member State of the European Union. No assurance can be given that the implementation throughout the European Union of the EU CRR and related legislation and regulations will not affect the requirements relating to investments in securitized assets applying to relevant investors.

It should also be noted that similar but not identical requirements to those set out in Articles 404 through 410 of the EU CRR have been finalized for alternative investment fund managers which are required to become authorized under the European Union’s Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “AIFMD”). The AIFMD has been implemented in the Member States of the European Union pursuant to Section 5 of Regulation (EU) No 231/2013 (the “AIFM Regulation”); Articles 50 through 56 of the AIFM Regulation contain the risk retention and diligence requirements applicable to regulated alternative investment fund managers assuming exposure to securitization positions on behalf of one or more alternative investment funds they manage. Similar requirements are expected to be implemented for other types of European Union-regulated investors or investment managers (for example, insurance and reinsurance undertakings) in the future. Compliance with the increased regulatory burden imposed by the AIFMD may increase the operating expenses of ZAIS and ZAIS’s funds as a result of higher compliance costs. In general, ZAIS’s funds must comply with legal requirements, including requirements imposed by the AIFMD, securities laws, and company laws in various jurisdictions where ZAIS's funds are incorporated. Should any of these laws change or exemptions under these regulations cease to be available or desirable over the duration of the ZAIS’s funds, the legal requirements to which the ZAIS’s funds may be subject could differ substantially from current requirements.

On October 21 and 22, 2014, six United States federal agencies (including the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) adopted the US Risk Retention Regulations, which will become effective on the second anniversary of publication of the US Risk Retention Regulations in the U.S. Federal Register. Except with respect to asset-backed securities transactions that satisfy certain exemptions, the US Risk Retention Regulations generally require securitizers of asset-backed securities to retain not less than 5% of the credit risk of the assets collateralizing such asset-backed securities. For purposes of these regulations, ZAIS will most likely be the “securitizer” for most CLOs it manages and most RMBS, CMBS or other asset-backed securities ZAIS originates. It is not possible to fully predict the impact of the US Risk Retention Regulations on the structured credit market, but it is possible that these new regulations may lead to reduced liquidity, a smaller market for new issuances and a general decrease in expected revenue and profit for entities (like ZAIS) acting as securitizer or investing in RMBS, CMBS, CLOs or other structured credit investments.

As a result of the rules discussed above, ZAIS will likely be required to retain at least 5% of the credit risk of any securitization transaction that ZAIS sponsors in a Member State of the European Union or the United States, as applicable.

A number of the funds that ZAIS manages trade instruments that require ZAIS to be registered with the CFTC as a Commodity Trading Adviser and a Commodity Pool Operator.

Certain funds that ZAIS manages trade instruments that require ZAIS to be registered with the CFTC as a Commodity Trading Adviser (“CTA”) and a Commodity Pool Operator (“CPO”). Registration as a CTA and CPO requires that ZAIS comply with a number of complex regulations and conduct ZAIS’s business in compliance with certain restrictions placed on the activities of ZAIS’s funds. Additionally, as a CTA and CPO, ZAIS is subject to examination by the NFA. The compliance infrastructure necessary to conduct ZAIS’s business in accordance with these regulations is both costly and time consuming. If the NFA were to find that ZAIS is not conducting its business in accordance with these rules and regulations, it may be required to cease certain types of activities on behalf of ZAIS’s funds. ZAIS’s inability to conduct certain types of trades could impede the performance of these funds, may result in reputational harm to ZAIS and could have an impact on ZAIS’s profitability.

In order to trade certain derivatives products, ZAIS must maintain its membership on a Swap Execution Facility (“SEF”) and be subject to the SEF’s rules and regulations. Failure to maintain such membership, or failure to comply with the SEF’s rules, could adversely impact ZAIS’s business and results of operations.

The Dodd-Frank Act now requires that certain types of cleared derivatives trades be executed on a SEF. SEFs are self-regulatory organizations for purposes of the CEA, and SEF members must agree to comply with the rules and regulations of the SEF, including rules regarding trading practices, disclosure obligations, financial reporting requirements and books and records requirements. Each SEF charges transaction fees, and some SEFs require that their members indemnify the SEF against certain losses or costs that may be incurred as a result of the transactions executed on the SEF.

ZAIS currently maintains membership on two SEFs and is subject to the rules of each such SEF. Any failure to comply with these rules may subject ZAIS to regulatory action, may result in reputational harm and may affect the value of Class A Common Stock. In addition, no assurance can be made that ZAIS will be able to maintain its membership on any SEF in the future, which would prevent ZAIS from trading those types of swaps that are required by regulation to be executed on a SEF. Any inability of ZAIS to participate fully in the derivatives market may result in ZAIS being unable to execute on a trading strategy, which could adversely impact ZAIS’s business and its results of operations.

We could be subject to regulatory investigations, which could harm ZAIS’s reputation and cause ZAIS’s funds to lose existing investors or ZAIS to lose existing accounts or fail to attract new investors or accounts.

The failure by ZAIS to comply with applicable laws or regulations could result in fines, suspensions of individual employees or other sanctions. Even if an investigation or proceeding did not result in a fine or sanction or the fine or sanction imposed against ZAIS or ZAIS’s employees by a regulator were small in monetary amount, the adverse publicity relating to an investigation, proceeding or imposition of these fines or sanctions could harm ZAIS’s reputation and cause ZAIS’s funds to lose existing investors or ZAIS to lose existing accounts or fail to attract new investors or accounts.

ZAIS is subject to the U.K. Bribery Act, the U.S. Foreign Corrupt Practices Act and other anti-corruption laws, as well as export control laws, customs laws, sanctions laws and other laws governing ZAIS’s operations. If it fails to comply with these laws, it could be subject to civil or criminal penalties, other remedial measures, and legal expenses, which could adversely affect ZAIS’s business, results of operations and financial condition.

ZAIS’s operations are subject to anti-corruption laws, including the U.K. Bribery Act 2010 (the “Bribery Act”), the U.S. Foreign Corrupt Practices Act (the “FCPA”) and other anti-corruption laws that apply in countries where ZAIS does business. The Bribery Act, FCPA and these other laws generally prohibit ZAIS and ZAIS’s employees and intermediaries from bribing, being bribed or making other prohibited payments to government officials or other persons to obtain or retain business or gain some other business advantage. ZAIS’s commercial partners operate in a number of jurisdictions that may pose a risk of potential Bribery Act or FCPA violations, and ZAIS participates in collaborations and relationships with third parties whose actions could potentially subject ZAIS to liability under the Bribery Act, FCPA or local anti-corruption laws. In addition, ZAIS cannot predict the nature, scope or effect of future regulatory requirements to which ZAIS’s internal operations might be subject or the manner in which existing laws might be administered or interpreted.

ZAIS is also subject to other laws and regulations governing ZAIS’s international operations, including regulations administered by the governments of the United Kingdom and the United States, and authorities in the European Union, including applicable export control regulations, economic sanctions on countries or persons, customs requirements and currency exchange regulations, or “Trade Control Laws.”

There is no assurance that ZAIS will be completely effective in ensuring its compliance with all applicable anti-corruption laws, including the Bribery Act, the FCPA or other legal requirements, including Trade Control Laws. If ZAIS is not in compliance with the Bribery Act, the FCPA and other anti-corruption laws or Trade Control Laws, it may be subject to criminal and civil penalties, disgorgement and other sanctions and remedial measures, and legal expenses, which could have an adverse impact on ZAIS’s business, financial condition, results of operations and liquidity. Likewise, any investigation of any potential violations of the Bribery Act, the FCPA, other anti-corruption laws or Trade Control Laws by U.K., U.S. or other authorities could also have an adverse impact on ZAIS’s reputation, ZAIS’s business, results of operations and financial condition.

Risks Relating to the Operation of ZAIS’s Business

We are subject to risks in using custodians, counterparties, administrators, prime brokers, clearing and other agents.

ZAIS, in its capacity as an investment adviser, and some of ZAIS’s funds depend on the services of custodians, counterparties, administrators, prime brokers and other agents to carry out certain financing, investment and derivatives transactions. The terms of these contracts are often customized and complex. In particular, some of ZAIS’s funds utilize arrangements with a relatively limited number of counterparties, which has the effect of concentrating the transaction volume (and related counterparty default risk) of such funds with these counterparties.

ZAIS’s funds are subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. Any such default may occur suddenly and without notice to ZAIS. Moreover, if a counterparty defaults, ZAIS may be unable to take action to cover ZAIS’s exposure, either because ZAIS lacks contractual recourse or because market conditions make it difficult to take effective action. This inability could occur in times of market stress, which is when defaults are most likely to occur.

In addition, it may not be possible for ZAIS accurately predict the impact of market stress or counterparty financial condition, and as a result, ZAIS may not be in a position to take sufficient action to reduce ZAIS’s risks effectively. Default risk may arise from events or circumstances that are difficult to detect, foresee or evaluate. In addition, concerns about, or a default by, one large participant could lead to significant liquidity problems for other participants, which may in turn expose ZAIS to significant losses.

ZAIS often has large positions with a single counterparty. For example, some of ZAIS’s funds have credit lines. If the lender under one or more of those credit lines were to become insolvent, ZAIS may have difficulty replacing the credit line and one or more of ZAIS’s funds may face liquidity problems.

In the event of a counterparty default, particularly a default by a major financial institution or a default by a counterparty to a significant number of ZAIS’s contracts, one or more of ZAIS’s funds may have outstanding trades that they cannot settle or are delayed in settling. As a result, these funds could incur material losses and the resulting market impact of a major counterparty default could harm ZAIS’s businesses, results of operation and financial condition.

In the event of the insolvency of a prime broker, custodian, counterparty or any other party that is holding assets of ZAIS’s funds as collateral, ZAIS’s funds might not be able to recover equivalent assets in full as they may rank among the prime broker’s, custodian’s or counterparty’s unsecured creditors in relation to the assets held as collateral. In addition, ZAIS has elected not to segregate any initial margin posted by ZAIS’s funds to contractual counterparties in respect of any uncleared swaps entered into on or after November 3, 2014 in accordance with CFTC Rule 23.701. Because ZAIS’s funds’ cash will not be segregated from such counterparty’s own cash and may not be segregated from the prime broker’s, custodian’s or other counterparty’s own cash, ZAIS’s funds may therefore rank as unsecured creditors in relation thereto and ZAIS’s funds will bear the risk of such losses. If ZAIS’s derivatives transactions are cleared through a derivatives clearing organization, the CFTC has issued final rules regulating the segregation and protection of collateral posted by customers of cleared swaps.

The counterparty risks that ZAIS faces have increased in complexity and magnitude as a result of disruption in the financial markets in recent years. For example, the consolidation and elimination of counterparties has increased ZAIS’s concentration of counterparty risk and decreased the universe of potential counterparties. ZAIS’s funds are generally not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with a single counterparty. In addition, counterparties have generally reacted to recent market volatility by tightening their underwriting standards and increasing their margin requirements for all categories of financing, which has the result of decreasing the overall amount of leverage available and increasing the costs of borrowing.

In addition to the risks currently faced with respect to trades processed on an over-the-counter market, as more derivatives trades become subject to the CFTC’s mandatory clearing rules, ZAIS will be required to consolidate these trades through ZAIS’s registered futures commission merchant(s). Currently, ZAIS maintains only one such relationship which exposes ZAIS to counterparty concentration risk. There can be no assurances that ZAIS will, in the future, enter into agreements with additional futures commission merchants.

ZAIS is highly dependent on its information and communication systems; systems failures and other operational disruptions, including cyber-attacks, could significantly affect ZAIS’s business, which may, in turn, negatively affect ZAIS’s operating results.

ZAIS’s business is highly dependent on its communications and information systems which may interface with or depend on systems operated by third parties, including market counterparties and other service providers. Any failure or interruption of these systems could cause delays or other problems in ZAIS’s activities, including in ZAIS’s target asset acquisition activities, which could have a material adverse effect on ZAIS’s operating results and negatively affect the value of Class A Common Stock and ZAIS’s ability to make distributions to its unitholders.

Additionally, ZAIS relies heavily on financial, accounting and other data processing systems and operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in ZAIS’s operations may cause ZAIS to suffer financial loss, the disruption of ZAIS’s business, liability to third parties, regulatory intervention or reputational damage.

ZAIS also faces various security threats, including cyber security attacks to ZAIS’s information technology infrastructure and attempts to gain access to ZAIS’s proprietary information (including information of ZAIS’s clients, investors and employees), destroy data or disable, degrade or sabotage ZAIS’s systems. These security threats could originate from a wide variety of sources, including unknown third parties. As with all financial institutions, we may be exposed to new and emerging cyber threats against which we are not immediately or adequately protected. Although ZAIS has not yet been subject to cyber-attacks or other cyber incidents and ZAIS utilizes various procedures and controls to monitor and mitigate these threats, there can be no assurance that these procedures and controls will be sufficient to prevent disruptions to ZAIS’s systems. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, such as personal client, investor, borrower and employee information, whether as a result of tampering, a breach of ZAIS’s network security systems, a cyber-incident or attack or otherwise, ZAIS could suffer financial loss, a disruption of ZAIS’s businesses, liability to ZAIS, regulatory intervention or reputational damage. As ZAIS grows its business, these risks will become even greater as it has access to personally identifiable borrower information with respect to the newly originated mortgage loans that ZAIS’s funds purchase.

In addition, the Federal Bureau of Investigation has recently warned that the greatest cyber threat to the United States and United States based businesses is from China. Because ZAIS maintains an office in China and certain of ZAIS’s systems are based in China, ZAIS is exposed to additional cyber-related threats. A cyber-attack in ZAIS’s China office could compromise confidential information and result in a material adverse impact to ZAIS’s business.

Although ZAIS has back-up systems and cyber security and consumer protection measures in place, ZAIS’s back-up procedures, cyber defenses and capabilities in the event of a failure, interruption, or breach of security may not be adequate. Insurance and other safeguards ZAIS uses may not be available or may only partially reimburse ZAIS for ZAIS’s losses related to operational failures or cyber-attacks. In addition, ZAIS may choose to reimburse a client in the event of a trading error or under other circumstances, even if it is not legally required to do so, and any such reimbursements could adversely affect ZAIS’s results of operations.

After the Business Combination, and as ZAIS’s client base, number of investment strategies or physical locations increase, developing and maintaining ZAIS’s operational systems and infrastructure and protecting ZAIS’s systems from cyber security attacks and threats may become increasingly challenging and costly, which could constrain ZAIS’s ability to expand ZAIS’s businesses. Any upgrades or expansions to ZAIS’s operations or technology to accommodate increased volumes of transactions or otherwise may require significant expenditures and may increase the probability that ZAIS will suffer system interruptions and failures. ZAIS also depends substantially on its Red Bank office where a majority of ZAIS’s employees, administration and technology resources are located, for the continued operation of ZAIS’s business. Any significant disruption to that office could have a material adverse effect on ZAIS.

If ZAIS’s risk management systems for ZAIS’s asset management business are ineffective, ZAIS may be exposed to material unanticipated losses.

ZAIS’s risk management techniques and strategies may not fully mitigate the risk exposure of ZAIS’s funds in all economic or market environments, or against all types of risk, including risks that ZAIS might fail to identify or anticipate. Some of ZAIS’s strategies for managing risk are based upon ZAIS’s use of historical market behavior statistics. ZAIS applies statistical and other tools to these observations to measure and analyze the risks to which ZAIS’s funds are exposed. Any failures in ZAIS’s risk management techniques and strategies to accurately quantify such risk exposure could limit ZAIS’s ability to manage risks in the funds or to seek adequate risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than the historical measures predict. Further, modeling does not take all risks into account. ZAIS’s approach to managing those risks could prove insufficient, exposing ZAIS to material unanticipated losses.

The due diligence process ZAIS undertakes in connection with investments by its funds may not reveal all facts that may be relevant in connection with an investment.

Before making certain investments, ZAIS conducts due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to those investments. When conducting due diligence, ZAIS may be required to evaluate important and complex business, financial, tax, accounting, environmental and legal issues. Outside consultants, legal advisors, service providers, accountants and investment banks may be involved in the due diligence process in varying degrees depending on the type of investment. Nevertheless, when conducting due diligence and making an assessment regarding an investment, ZAIS relies on the resources available to it, including information provided by the target of the investment and, in some circumstances, third-party investigations. The due diligence investigation that ZAIS will carry out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity. Moreover, such an investigation will not necessarily result in the investment being successful.

ZAIS utilizes analytical models and data in connection with the valuation of ZAIS’s investments and the investments of ZAIS’s funds, and any incorrect, misleading or incomplete information used in connection therewith would subject ZAIS to potential risks.

Given the complexity of ZAIS’s investment strategies, ZAIS relies heavily on analytical models (both proprietary models and those supplied by third parties) and information supplied by third parties. Models and data will be used to value potential target assets and also in connection with hedging ZAIS’s acquisitions and those of ZAIS’s funds. In the event models and data prove to be incorrect, misleading or incomplete, any decisions made in reliance thereon expose ZAIS to potential risks. For example, by relying on incorrect models and data, especially valuation models, ZAIS may be induced to buy assets at prices that are too high, to sell certain other assets at prices that are too low or to miss favorable opportunities altogether. Similarly, any hedging based on faulty models and data may prove to be unsuccessful.

ZAIS relies on intellectual property to conduct ZAIS’s business and any disruption to this intellectual property could impede ZAIS’s ability to carry out ZAIS’s existing business and ZAIS’s growth initiatives.

ZAIS’s business is dependent on the use of intellectual property, including intellectual property licensed from third parties and certain protected intellectual property that it has developed. Many of ZAIS’s investments are based off of ZAIS’s analytical models and the systems that generate these models. There are a number of risks associated with ZAIS’s intellectual property including the risk that:

•	the third party licensing certain intellectual property to ZAIS is no longer willing to license such intellectual property to ZAIS, or is unwilling to license the intellectual property to ZAIS at a price that it is willing to pay;
•	the intellectual property that ZAIS has developed is stolen or sabotaged;
•	the intellectual property that ZAIS has developed becomes obsolete and ZAIS is unable to develop new intellectual property to replace the outdated systems, models or software; and
•	ZAIS is unable to retain or attract competent employees who are able to maintain and further develop such intellectual property.

Risk Factors Relating to Our Organizational Structure after the Business Combination

Pursuant to the Investment Agreement, 100% of the outstanding shares of Class B Common Stock will be transferred from the HF2 Class B Trust to a new trust controlled by Christian Zugel and, as a result, Mr. Zugel will control a majority of the combined voting power of our common stock.

Unlike other similarly structured blank check companies, we are authorized to issue two classes of common stock. The HF2 Class B Trust currently holds an aggregate of 20,000,000 shares of Class B Common Stock, which is all of the outstanding Class B Common Stock. Shares of Class B Common Stock are entitled to ten votes per share and vote with the holders of Class A Common Stock, as a single class, on all matters presented to holders of our common stock for a vote.

Pursuant to the Investment Agreement, at the Closing of the Business Combination 20,000,000 shares of Class B Common Stock will be transferred to the ZGP Founder Members and immediately deposited with the ZGH Class B Trust, a newly created irrevocable trust, of which Christian Zugel is the initial sole trustee. The ZGH Class B Trust will be entitled to vote the shares of Class B Common Stock in its own discretion and will represent approximately 89.4% of the combined voting power of our common stock, assuming no Redemptions of our Class A Common Stock, following the Closing of the Business Combination, or 92.4%, assuming 7,142,857 shares of Class A Common Stock are redeemed. In the future, even if all 180,000,000 authorized shares of Class A Common Stock are issued and outstanding, and assuming the 20,000,000 shares of Class B Common Stock remain outstanding, the holders of Class B Common Stock will hold approximately 52.6% of the combined voting power of our common stock. The number of shares of Class B Common Stock may be reduced in the future if the ZGP Founder Members’ ownership of the Company decreases below 20%.

For so long as the outstanding shares of Class B Common Stock represent at least a majority of the combined voting power of our common stock, the holders of Class B Common Stock will be able to elect all of the members of our board of directors and thereby control our management and affairs, including determinations with respect to acquisitions, dispositions, borrowings, issuances of securities, and the declaration and payment of dividends. In addition, the holders of Class B Common Stock will be able to determine the outcome of all matters requiring approval of our stockholders, and will be able to cause or prevent a change of control of the Company or a change in the composition of our board of directors, and could preclude any unsolicited acquisition of the Company even though it may be in the best interests of the holders of Class A Common Stock. In particular, this concentration of voting power could deprive holders of Class A Common Stock of the opportunity to receive a premium for their shares of Class A Common Stock as part of a sale of the Company, and could ultimately adversely affect the market price of the Class A Common Stock.

Mr. Zugel and the Founder Members will have voting control and other significant influence over us, and their interests may differ from those of our public stockholders.

Immediately following the Business Combination, the ZGH Class B Trust will hold all of the Class B Common Stock. As sole trustee of the ZGH Class B Trust, Mr. Zugel will have control over approximately 89.4% of the voting power of the outstanding common stock of the Company, assuming no Redemptions of our Class A Common Stock, or 92.4%, assuming 7,142,857 shares of Class A Common Stock are redeemed. subject to reduction if the ownership the Company by the ZGP Founder Members decreases below 20%. The Founder Members also have consent rights under the New LLC Agreement with respect to certain actions of ZGP.

Immediately following the Business Combination, Mr. Zugel, together with Mr. Zugel’s spouse and family trusts and Laureen Lim, will own approximately 22% of the outstanding Units (assuming no public shares are redeemed and there are no adjustments pursuant to the Investment Agreement and the 1,600,000 Class B Units have been issued to ZAIS employees and vested). Because such interest will be held directly in ZGP, rather than through the Company, Mr. Zugel, as an owner of Units, may have conflicting interests with holders of shares of the Class A Common Stock. For example, if ZGP makes distributions to the Company, the ZGP Founder Members and other members will also be entitled to receive such distributions pro rata in accordance with their respective ownership in ZGP and their preferences as to the timing and amount of any such distributions may differ from those of our public stockholders. Mr. Zugel or his family trusts may also have different tax positions from us that could influence his decisions regarding whether and when to dispose of ZGP’s assets, especially in light of the Tax Receivable Agreement that we will enter into in connection with the Business Combination, whether and when to incur new or refinance existing indebtedness, and whether and when the Company should terminate the Tax Receivable Agreement and accelerate its obligations thereunder. In addition, the structuring of future transactions may take into consideration Mr. Zugel’s tax or other considerations even where no similar benefit would accrue to us or our shareholders. See “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Tax Receivable Agreement.”

Following the consummation of the Business Combination, our only significant asset will be ownership of approximately 73.3% of ZGP. We will have no operations of our own and no independent ability to generate revenue, and may not have sufficient funds to pay taxes, pay dividends on the Class A Common Stock, if any, or make payments under the Tax Receivable Agreement.

Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than the ownership of approximately 73.3% of ZGP or approximately 77.1% of ZGP excluding the 1,600,000 unvested Class B Units that are contemplated to be issued to key ZAIS employees following the Closing (in each case, assuming no public shares are redeemed and there are no adjustments pursuant to the Investment Agreement). With no operations of our own and no independent ability to generate revenue, we will accordingly be dependent upon distributions from ZGP to pay our taxes, pay dividends to our stockholders and make payments under the Tax Receivable Agreement. We are required to pay taxes on our allocable share of the taxable income of ZGP without regard to whether ZGP distributes any cash or other property to us. Although the New LLC Agreement requires ZGP to make distributions to the holders of its Units (including us) pro rata equal to the income tax on the cumulative positive taxable income of ZGP as determined based on an assumed tax rate and certain other factors, ZGP must have sufficient available cash in order to make these distributions. Further, although we intend to cause ZGP to make sufficient distributions to allow us to make payments under the Tax Receivable Agreement and pay dividends, if any, to our stockholders, deterioration in the financial condition, earnings or cash flow of ZGP and ZAIS for any reason could limit or impair ZGP’s ability to pay such distributions. Additionally, to the extent that we need funds and ZGP is restricted from making such distributions under applicable law or regulation or under the terms of our financing arrangements, or is otherwise unable to provide such funds, it could materially adversely affect our liquidity and financial condition.

Payments of dividends, if any, will be at the discretion of our board of directors after taking into account various factors, including our business, operating results and financial condition, current and anticipated cash needs (including our obligation to make payments under the Tax Receivable Agreement), plans for expansion and any legal or contractual limitations on our ability to pay dividends. Any financing arrangement that we enter into in the future may include restrictive covenants that limit our ability to pay dividends. In addition, ZGP is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of ZGP (with certain exceptions) exceed the fair value of its assets. ZAIS and its subsidiaries are generally subject to similar legal limitations on their ability to make distributions to ZGP.

Although we may be entitled to tax benefits relating to additional tax depreciation or amortization deductions as a result of the tax basis step-up we receive in connection with exchanges of Units into Class A Common Stock and related transactions, we will be required to pay the exchanging members of ZGP 85% of these tax benefits under the Tax Receivable Agreement.

Holders of Units (other than us) may, subject to certain conditions and transfer restrictions, exchange their Units for Class A Common Stock pursuant to the Exchange Agreement. These exchanges are expected to result in increases in our allocable share of the tax basis of the tangible and intangible assets of ZGP. These increases in tax basis may increase (for tax purposes) depreciation and amortization deductions and therefore reduce the amount of income or franchise tax that we would otherwise be required to pay in the future, although the Internal Revenue Service (“IRS”) or any applicable foreign, state or local tax authority may challenge all or part of that tax basis increase, and a court could sustain such a challenge.

In connection with the Business Combination, we will enter into the Tax Receivable Agreement, which provides for the payment by the Company to exchanging holders of Units of 85% of income or franchise tax benefits, if any, that the Company realizes as a result of these increases in tax basis and of certain other tax benefits related to entering into the Tax Receivable Agreement, including income or franchise tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of the Company and not of ZGP. While the actual increase in our allocable share of ZGP’s tax basis in its assets, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of Class A Common Stock at the time of the exchange, the extent to which such exchanges are taxable and the amount and timing of our income, we expect that as a result of the possible size and frequency of the exchanges and the resulting increases in the tax basis of the tangible and intangible assets of ZGP, the payments that the Company expects to make under the Tax Receivable Agreement will be substantial and could have a material adverse effect on the financial condition of the Company. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the holders of Units. See “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Tax Receivable Agreement.”

The exchanging holders of Units will not be required to reimburse us for any excess payments that may previously have been made under the Tax Receivable Agreement, for example, due to adjustments resulting from examinations by taxing authorities. Rather, excess payments made to such holders will be netted against payments otherwise to be made, if any, after the determination of such excess. As a result, in certain circumstances we could make payments under the Tax Receivable Agreement in excess of our actual income or franchise tax savings, which could materially impair our financial condition.

In certain cases, payments under the Tax Receivable Agreement may be accelerated or significantly exceed the actual benefits we realize in respect of the tax attributes subject to the Tax Receivable Agreement.

The Tax Receivable Agreement provides that, in the event that we exercise our right to early termination of the Tax Receivable Agreement, or in the event of a change in control of the Company, the Tax Receivable Agreement will terminate, and we will be required to make a lump-sum payment to the ZGP Founder Members and holders of Class B Units (which are parties to the Tax Receivable Agreement and continue to hold Units as of such date) equal to the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement, which lump-sum payment would be based on certain assumptions, including those relating to our future taxable income and that all holders of Units which are parties to the Exchange Agreement would exchange their Units on the date of the termination. The change of control payment and termination payments to these holders of Units could be substantial and could exceed the actual tax benefits that we receive as a result of acquiring Units from other owners of ZGP because the amounts of such payments would be calculated assuming that we would have been able to use the potential tax benefits each year for the remainder of the amortization periods applicable to the basis increases, and that tax rates applicable to us would be the same as they were in the year of the termination.

Decisions made by Mr. Zugel (whether in his capacity as the trustee of the ZGH Class B Trust or as an officer of the Company) in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by the ZGP Founder Members and the holders of Class B Units under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of the ZGP Founder Members or holders of Class B Units to receive payments under the Tax Receivable Agreement.

There may be a material negative effect on our liquidity if the payments under the Tax Receivable Agreement exceed the actual income or franchise tax savings that the Company realizes in respect of the tax attributes subject to the Tax Receivable Agreement or if distributions to the Company by ZGP are not sufficient to permit the Company to make payments under the Tax Receivable Agreement after it has paid taxes and other expenses. Furthermore, our obligations to make payments under the Tax Receivable Agreement could make us a less attractive target for an acquisition, particularly in the case of an acquirer that cannot use some or all of the tax benefits that are deemed realized under the Tax Receivable Agreement. We may need to incur additional indebtedness to finance payments under the Tax Receivable Agreement to the extent our cash resources are insufficient to meet our obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise which may have a material adverse effect on our financial condition.

Under the Tax Receivable Agreement, we may be required to make additional payments to the ZGP Founder Members under certain circumstances.

In the event that the ZGP Founder Members are required to recognize income or gain as a result of the release of the Additional Founder Units, we will be required to make a payment to the ZGP Founder Members under the Tax Receivable Agreement in an amount equal to 100% of any actual tax refunds or reductions in taxes otherwise payable that we realize as a result. Our obligation to make this additional payment does not terminate as a result of an early termination or change of control under the Tax Receivable Agreement.

We may not be able to realize all or a portion of the tax benefits that are expected to result from the acquisition of Units from the other ZGP members.

Under the Tax Receivable Agreement, we are entitled to retain 15% of the total tax savings we realize as a result of increases in tax basis created by exchanges of Units for Class A Common Stock or cash, and as a result of certain other tax benefits attributable to payments under the Tax Receivable Agreement. Our ability to realize, and benefit from, these tax savings depends on a number of assumptions, including that we will earn sufficient taxable income each year during the period over which the deductions arising from any such basis increases and payments are available and that there are no adverse changes in applicable law or regulations. If our actual taxable income were insufficient to fully utilize such tax benefits or there were adverse changes in applicable law or regulations, we may be unable to realize all or a portion of these expected benefits and our cash flows and stockholders’ equity could be negatively affected.

Our public stockholders may experience dilution as a consequence of, among other transactions, the release of the Additional Founder Units or the issuance of any equity awards to our employees.

It is contemplated that, following the consummation of the Business Combination, up to 1,600,000 Class B Units will be issued to ZAIS employees. In addition, if certain conditions are satisfied, ZGP will be required to release 2,800,000 Additional Founder Units to the ZGP Founder Members and may issue 5,200,000 Additional Employee Units to ZAIS employees. The Company may also issue equity awards to ZAIS employees under the proposed 2015 Stock Plan. The Company also has the ability to issue additional shares of common stock or preferred stock on terms and conditions established by our board of directors, subject only to the number of authorized shares in our amended and restated certificate of incorporation. Accordingly, current stockholders may experience substantial dilution. Such dilution could, among other things, limit the ability of our current stockholders to participate in the future earnings and growth of ZGP, if any, following the Business Combination.

The Class B Common Stock, the New LLC Agreement and other provisions in our amended and restated certificate of incorporation and bylaws and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for the Class A Common Stock and could entrench management.

The concentrated voting power of the Class B Common Stock may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. In addition, after the consummation of the Business Combination, the ZGH Class B Trust, as the holder of the Class B Common Stock, will control the vote on all matters presented to our stockholders for a vote, including the election of directors. Under the New LLC Agreement, so long as the ZGP Founder Members own 10% of us on an as-exchanged basis, the ZGP Founder Members can veto a sale of the Class A Units that we hold, which would prevent many forms of a sale of the Company.

Our amended and restated certificate of incorporation and amended and restated bylaws will contain provisions that may make the merger or acquisition of our company more difficult without the approval of our board of directors. Among other things, these provisions:

•	authorize the issuance of undesignated preferred stock, the terms of which may be established and the shares of which may be issued without stockholder approval, and which may include super voting, special approval, dividend, or other rights or preferences superior to the rights of the holders of Class A Common Stock;
•	provide that the board of directors is expressly authorized to make, alter, or repeal our bylaws and that our stockholders may only amend our bylaws with the approval of a majority or more of the voting power of all of the outstanding shares of our capital stock entitled to vote; and
•	establish advance notice requirements for nominations for elections to our board or for proposing matters that can be acted upon by stockholders at stockholder meetings.

Further, as a Delaware corporation, we are also subject to provisions of Delaware law, which may impair a takeover attempt that our stockholders may find beneficial. These anti-takeover provisions and other provisions under Delaware law could discourage, delay or prevent a transaction involving a change in control of our company, including actions that our stockholders may deem advantageous, or negatively affect the trading price of the Class A Common Stock.

A change of control could result in termination of ZAIS’s investment advisory and sub-investment advisory agreements.

Pursuant to the Advisers Act, each of ZAIS’s investment advisory and sub-investment advisory agreements may not be “assigned” without the consent of the client. A sale of a controlling block of our voting securities and certain other transactions would be deemed an “assignment” pursuant to the Advisers Act and the 1940 Act. If such a deemed assignment occurs, there can be no assurance that we will be able to obtain the necessary consents from clients and, unless the necessary approvals and consents are obtained, the deemed assignment could adversely affect ZAIS’s ability to continue managing client accounts, resulting in the loss of AUM and a corresponding loss of revenue.

Risk Factors Relating to the Business Combination

The obligation of ZGP and the ZGP Founder Members to consummate the Business Combination is subject to the satisfaction or waiver of conditions set forth in the Investment Agreement and failure to satisfy or waive any of these conditions may result in the Business Combination not being consummated.

In addition to obtaining shareholder approval for the Business Combination and the Amended and Restated Charter Proposal, there are other conditions to obligations of ZGP and the ZGP Founder Members to consummate the Business Combination, many of which are outside of our control. For example, it is a condition of Closing of the Business Combination that we must have at least $100 million of cash in the Trust Account, after giving effect to the Redemption and Expense Payments when aggregated with other cash available to HF2 and proceeds of issuances of equity interests by ZGP. In addition, consummation of the Business Combination is subject to prior receipt of certain approvals and consents required to be obtained from applicable governmental and regulatory authorities, which would include approval by the Financial Conduct Authority of the United Kingdom. We and ZGP have agreed to use commercially reasonable efforts to obtain consents from governmental authorities and self-regulatory authorities. Our continued listing on the NASDAQ Market is another closing condition. In connection with the Business Combination, we must file a new initial listing application and meet NASDAQ’s initial listing requirements as opposed to its more lenient continued listing requirements. There is no assurance that any of these closing conditions will be satisfied.

We may waive one or more of the conditions to the Business Combination.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Business Combination, to the extent permitted by our amended and restated certificate of incorporation and applicable laws. For example, it is a condition to our obligations to close the Business Combination that there be no breach of ZGP’s representations and warranties as of the closing date of the Business Combination. However, if our board of directors determines that any such breach is not material to the business of ZGP, then our board of directors may elect to waive that condition and close the Business Combination. We are not able to waive the condition that our public stockholders approve the Business Combination.

There are significant limitations on our right to make contractual indemnification claims against the ZGP Founder Members for the breach of any representations and warranties or covenants made by ZGP or the ZGP Founder Members in the Investment Agreement.

Our ability to make contractual indemnification claims after the Closing of the Business Combination against the ZGP Founder Members under any circumstances, including for a breach of any representations and warranties or covenants made by ZGP or the ZGP Founder Members in the Investment Agreement, is subject to significant limitations. Our only recourse is against Class A Units held by the Founder Members on a several basis, and a maximum of $7.5 million of damages is recoverable through the Class A Units retained by the Founder Members at the Closing and we can claim only against the Additional Founder Units (which may never be released if the applicable Total Per Share Value Thresholds are not satisfied) for any remaining damages. Moreover, our ability to seek indemnification is subject to other material limitations, including in most cases a time period limit of 18 months after the Closing, satisfaction of a $750,000 deductible and a liability cap of $15 million. Finally, after the Business Combination, Mr. Zugel through his role as sole trustee of the ZGH Class B Trust and director and officer of the combined company will control the combined company. Although the Investment Agreement provides that consent of the independent directors of the combined company will be required to enforce our rights (or to decide not to enforce our rights) under the Investment Agreement, there is no assurance that the independent directors in exercising their business judgment will choose to enforce our indemnification and other rights under the Investment Agreement after the Closing.

Subsequent to the consummation of the Business Combination, we may be required to take writedowns or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on ZGP, we cannot assure you that this diligence revealed all material issues that may be present in ZGP’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and ZGP’s control will not later arise. As a result, we may be forced to later write down or write off assets, restructure ZGP’s operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the combined company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

Our Sponsors, directors and officers have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

Unlike certain other blank check companies in which the founders agree to vote their shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, our Sponsors, directors and officers have agreed to vote any shares of Class A Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, directors and officers own 30.5% of our issued and outstanding shares of Class A Common Stock. As a result, because approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock that are voted, rather than a majority of the outstanding shares of Class A Common Stock, the Business Combination will be approved unless public stockholders holding shares in excess of 30.5% of the outstanding shares of Class A Common Stock vote against the Business Combination Proposal.

Activities taken by our affiliates to purchase, directly or indirectly, public shares will increase the likelihood of approval of the Business Combination Proposal and other proposals.

If a significant number of stockholders vote, or indicate an intention to vote, against the Business Combination or to seek redemption of their shares, our Sponsors, officers, directors or their affiliates could make such purchases in the open market or in privately negotiated transactions in order to influence the vote or to reduce the number of shares of Class A Common Stock that may exercise redemption rights to the extent permitted by law. The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirements that the Business Combination Proposal and the Amended and Restated Charter Proposal is approved or to increase the likelihood of satisfaction of the requirement that we have available at least $100 million, after giving effect to the Redemption and the Expense Payments, for the Closing Acquisition Consideration. Certain of our Sponsors have expressed an interest in possibly purchasing, either directly or through their affiliates, between 2,000,000 and 5,000,000 shares of Class A Common Stock in the aggregate in connection with the consummation of the Business Combination. All public shares purchased by our Sponsors, officers, directors or their affiliates pursuant to such arrangements would be voted in favor of the Business Combination and the Amended and Restated Charter Proposal and would not be redeemed.

Our directors and officers have a conflict of interest in determining to pursue the investment in ZGP, since certain of their interests, and certain interests of their affiliates and associates, are different from or in addition to (and which may conflict with) the interests of our stockholders.

Our Sponsors, officers and directors have interests in and arising from the Business Combination that are different from or in addition to (and which may conflict with) the interests of our public stockholders, which may result in a conflict of interest. For a description of some of these interests, see “Proposal No. 1 —  Approval of the Business Combination — Certain Benefits of HF2’s Directors and Officers and Others in the Business Combination.” These interests may influence our directors in making their recommendation that you vote in favor of the Business Combination Proposal, and the transactions contemplated thereby.

We will incur significant transaction and transition costs in connection with the Business Combination.

We expect to incur significant, non-recurring costs in connection with consummating the Business Combination. Generally, if the Business Combination does not close, all legal, accounting, investment banking and other fees, expenses and costs incurred in connection with trying to consummate the Business Combination will be paid by the party incurring such fees, expenses and costs. After the Closing, all of HF2’s fees, costs and expenses related to the Business Combination will be borne by ZGP.

HF2’s transaction expenses as a result of the Business Combination are currently estimated at approximately $9.7 million, which is comprised of (i) a $7.0 million advisory fee split between EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P., and (ii) $2.7 million of other expenses including, but not limited to, legal, accounting and consulting services and costs incurred with the filing, printing and mailing of this proxy statement and the solicitation of the approval of our stockholders. If our transaction expenses exceed $10 million, then additional Class A Units will be issued to the ZGP Founder Members, which will decrease our ownership of ZGP.

Risk Factors Relating to HF2 and Class A Common Stock After the Business Combination

We will incur increased costs and become subject to additional regulations and requirements as a result of becoming a public operating company, which could lower our profits or make it more difficult to run our business.

As a public company, we will incur significant legal, accounting and other expenses that historically have not been incurred by ZGP as a closely held business, including costs associated with public company reporting requirements. We also will incur costs associated with the Sarbanes-Oxley Act and related rules implemented by the SEC and NASDAQ. The expenses incurred by public operating companies generally for reporting and corporate governance purposes have been increasing. We expect these rules and regulations to increase our legal and financial compliance costs and to make some activities more time-consuming and costly, although we are currently unable to estimate these costs with any degree of certainty. These laws and regulations also could make it more difficult or costly for us to obtain certain types of insurance, including director and officer liability insurance, and we may be forced to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. These laws and regulations could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, our board committees or as our executive officers. Furthermore, if we are unable to satisfy our obligations as a public company, we could be subject to delisting of our common stock, fines, sanctions and other regulatory action and potentially civil litigation.

If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Class A Common Stock prior to the Closing of the Business Combination may decline. The market values of the Class A Common Stock at the time of the Business Combination may vary significantly from the trading price of the Class A Common Stock on the date the Investment Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of the Class A Common Stock could contribute to the loss of all or part of your investment. There is no public market for ZGP’s Units and trading in the shares of Class A Common Stock has not been active. Accordingly, the valuation ascribed to ZGP and the Class A Common Stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for the Class A Common Stock develops and continues, the trading price of the Class A Common Stock following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control.

Factors affecting the trading price of the Class A Common Stock following the Business Combination may include:

•	our inability to realize the benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees;
•	the outcome of any legal proceedings that may be instituted against us, ZGP or others in connection with the Business Combination;
•	the inability to meet NASDAQ’s continued listing requirements;
•	the risk that the Business Combination disrupts current plans and operations of us or ZGP and its subsidiaries as a result of the announcement and consummation of the Business Combination;
•	costs related to the Business Combination and the integration of ZAIS;
•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM;
•	the annual or quarterly results of operations or financial condition of companies perceived to be similar to us;
•	the relative and absolute investment performance of advised or sponsored investment products;
•	the impact of capital improvement projects;
•	the impact of future acquisitions or divestitures;
•	the unfavorable resolution of legal proceedings;
•	the extent and timing of any share repurchases;
•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or ZGP or its subsidiaries;
•	terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and us or ZGP and its subsidiaries;
•	the ability to attract and retain highly talented professionals; and
•	the impact of changes to tax legislation and, generally, our tax position.

Broad market and industry factors and general economic conditions may also materially harm the market price of the Class A Common Stock irrespective of our operating performance. The stock markets, in general, and NASDAQ, in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. A loss of investor confidence in the market for investment management stocks or the stocks of other companies which investors perceive to be similar to us could depress the price of the Class A Common Stock regardless of our business, prospects, financial conditions or results of operations.

Any of the above described factors or circumstances could have a material adverse effect on your investment in the Class A Common Stock. In such circumstances, the trading price of the Class A Common Stock may not recover and may experience a further decline. A decline in the market price of the Class A Common Stock also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the Business Combination, if securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our industry, or if they adversely change their recommendations regarding the Class A Common Stock, the price and trading volume of the Class A Common Stock could decline.

The trading market for the Class A Common Stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our industry, or our competitors. Securities and industry analysts do not currently, and may never, publish research on us. If no securities or industry analysts commence coverage of us, the price and trading volume of the Class A Common Stock would likely be negatively impacted. If any of the analysts who may cover us adversely change their recommendation regarding the Class A Common Stock, or provide more favorable relative recommendations about our competitors, the price of the Class A Common Stock would likely decline. If any analyst who may cover us were to cease coverage or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause the price or trading volume of the Class A Common Stock to decline.

NASDAQ may delist our shares which could limit investors’ ability to trade our shares and subject us to additional trading restrictions.

On September 5, 2014, we received notice from The NASDAQ Stock Market that we are not in compliance with NASDAQ Listing Rule 5550(a)(3) because we have less than 300 “public holders.” NASDAQ Listing Rule 5550(a)(3) requires listed companies to maintain at least 300 “public holders” which includes beneficial holders and holders of record, but does not include any holder who is, either directly or indirectly, an executive officer, director, or the beneficial holder of more than 10% of the total shares outstanding. The notice received from NASDAQ does not immediately result in the delisting of the Class A Common Stock from The NASDAQ Capital Market. On October 17, 2014, we submitted a plan to regain compliance with NASDAQ Listing Rule 5550(a)(3). The plan was accepted by NASDAQ, and NASDAQ granted us an extension until March 4, 2015 to complete the Business Combination, demonstrate compliance with all initial listing requirements and regain compliance with Listing Rule 5550(a)(3). There can be no assurance that we will be able to comply with NASDAQ’s requirements by March 4, 2015.

On January 2, 2015, we received notice from NASDAQ that NASDAQ has concluded that we have not complied with NASDAQ Listing Rules 5620(a) and 5620(b) for the fiscal year ended December 31, 2014 and has determined to initiate procedures to delist our Class A Common Stock from NASDAQ. NASDAQ Listing Rule 5620(a) requires each company to hold an annual meeting of shareholders no later than one year after the end of the company’s fiscal year-end. NASDAQ Listing Rule 5620(b) requires each company to solicit proxies and provide proxy statements for all meetings of shareholders and provide copies of such proxy solicitation to NASDAQ. A subsequent notice from NASDAQ received by the Company on January 5, 2015 stated that the Company’s failure to comply with NASDAQ Listing Rule 5550(a)(3) serves as an additional basis for delisting. The notices received from NASDAQ do not immediately result in the delisting of our Class A Common Stock from the NASDAQ Capital Market. Under NASDAQ rules, we may request a hearing to appeal NASDAQ’s determination to a Hearings Panel (the “Panel”). We submitted a request for a hearing on January 9, 2015, and a hearing is scheduled for February 19, 2015. The failure to comply with NASDAQ Listing Rules 5620(a), 5620(b) and 5550(a)(3) will be addressed in our appeal. Submission of the request for a hearing will stay the suspension of the trading of our Class A Common Stock in the period before the Panel renders a decision, and our Class A Common Stock will continue to trade on The Nasdaq Capital Market in that period. There can be no assurance our appeal will be successful or we will be able to maintain our listing on the NASDAQ Capital Market.

If NASDAQ delists our shares of Class A Common Stock, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our shares;
•	reduced price and liquidity with respect to our shares which may materially limit your ability to sell shares of Class A Common Stock;
•	a determination that the Class A Common Stock is a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares;

•	a limited amount of news and analyst coverage for our company; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.

The market price of the Class A Common Stock may decline due to the large number of shares of Class A Common Stock eligible for exchange and future sale.

The market price of shares of the Class A Common Stock could decline as a result of sales of a large number of shares of Class A Common Stock in the market after the Business Combination or the perception that such sales could occur. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell shares of Class A Common Stock in the future at a time and at a price that we deem appropriate.

Our Sponsors are entitled to make a demand that we register the resale of the Founders’ Shares at any time commencing three months prior to the date on which their shares may be released from escrow, which, subject to certain exceptions, will be one year after the consummation of the Business Combination. Additionally, our Sponsors are entitled to demand that we register the resale of the Sponsors’ Shares and any shares our Sponsors, officers, directors, Advisory Board members or their affiliates may be issued in payment of working capital loans made to us commencing on the date that we consummate the Business Combination. The presence of these additional shares of Class A Common Stock trading in the public market may have an adverse effect on the market price of the Class A Common Stock.

Pursuant to the Registration Rights Agreement that we will enter into in connection with the Business Combination, holders of Units can demand that we register the resale of shares of Class A Common Stock issued upon the exchange of Class A Units and vested Class B Units of ZGP. Although there are timing and other limitations on these exchanges as set forth in the Exchange Agreement, the possibility that these exchanges may occur may adversely impact the trading price of the Class A Common Stock.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of Class A Common Stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups (JOBS) Act (the “JOBS ACT”), enacted in April 2012, and will continue to be an “emerging growth company” following the Closing of the Business Combination. For as long as we continue to be an “emerging growth company,” we may choose to take advantage of exemptions from various reporting requirements applicable to other public companies but not to “emerging growth companies.” We are currently, and in the future anticipate, taking advantage of these exemptions that do not require us to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, provide the full disclosure regarding executive compensation that would otherwise be needed in our periodic reports and proxy statements, hold a nonbinding advisory vote on executive compensation or shareholder approval of any golden parachute payments not previously approved. We could remain an “emerging growth company” until December 31, 2018, or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b–2 under the Exchange Act, which would occur if the market value of the Class A Common Stock that is held by non–affiliates exceeds $700 million as of any January 31 before the end of that five-year period, or (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the preceding three-year period.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of this provision, and, as a result, our financial statements may not be comparable to companies that comply with public company effective dates.

We cannot predict whether investors will find the Class A Common Stock less attractive because we have chosen to rely on these exemptions. If some investors find the Class A Common Stock less attractive as a result of any decisions to reduce future disclosure, there may be a less active trading market for the Class A Common Stock and our stock price may be more volatile.

Upon the listing of our shares on the NASDAQ, we will qualify as a “controlled company” within the meaning of NASDAQ’s rules and, as a result, will qualify for, and may choose to rely on, exemptions from certain corporate governance requirements. In such a circumstance, you would not have the same protections afforded to stockholders of companies that are subject to such requirements.

After completion of the Business Combination, the ZGH Class B Trust will hold approximately 89.4%, assuming no Redemptions of shares of our Class A Common Stock, or 92.4%, assuming 7,142,857 shares of our Class A Common Stock are redeemed, of the combined voting power of all classes of our stock entitled to vote generally in the election of directors. As a result, we will qualify as a “controlled company” within the meaning of the corporate governance standards of NASDAQ. Under these rules, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. For example, controlled companies:

•	are not required to have a board that is composed of a majority of “independent directors,” as defined under the rules of such exchange;
•	are not required to have a compensation committee that is composed entirely of independent directors; and
•	are not required to have a nominating and corporate governance committee that is composed entirely of independent directors.

Although we do not currently intend to use this exemption, we may choose to do so in the future. In such an event, a majority of the directors on our board will not be required to be independent. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of NASDAQ. Being a controlled company may also adversely impact the trading price of the Class A Common Stock.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.

A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the 1940 Act.

If we are deemed to be an investment company under the 1940 Act, we may be subject to certain restrictions that may make it more difficult for us to complete the Business Combination, including restrictions on the nature of our investments and the issuance of securities.

In addition, we may have imposed upon us certain burdensome requirements, including registration as an investment company, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy, compliance policies and procedures and disclosure requirements and other rules and regulations. Compliance with these additional regulatory burdens would require additional expense.

A portion of ZAIS’s revenue and cash flow is variable, which may impact ZAIS’s ability to achieve steady earnings growth on a quarterly basis and may cause volatility of Class A Common Stock.

Although ZAIS believes that a portion its revenue is consistent and recurring due to ZAIS’s investment strategy and the nature of ZAIS’s fees, a portion of ZAIS’s revenue and cash flow is variable, primarily due to the fact that the performance fees from ZAIS’s funds can vary from year to year. For the nine months ended September 30, 2014, performance fees were 68.7% of ZAIS’s total revenues, representing a 38.1% increase over the year ended December 31, 2013. For the years ended December 31, 2013 and December 31, 2012, performance fees were 49.9% and 76.7% of ZAIS’s total revenues, respectively. Additionally, ZAIS may also experience fluctuations in ZAIS’s results from quarter to quarter and year to year due to a number of other factors, including changes in the values of ZAIS’s funds’ investments, changes in ZAIS’s operating expenses, the degree to which it encounters competition and general economic and market conditions. Such variability may lead to volatility in the trading price of Class A Common Stock. Moreover, ZAIS’s results for a particular period are not indicative of ZAIS’s performance in a future period.

Potential conflicts of interest may arise between holders of Class A Common Stock and ZAIS’s fund investors.

As an investment adviser, ZAIS has certain fiduciary duties or contractual obligations to the funds that it manages. As a result, it expects to regularly take actions with respect to the purchase or sale of investments in ZAIS’s funds, the structuring of investment transactions for the funds or otherwise in a manner consistent with such duties and obligations but that might at the same time adversely affect ZAIS’s near-term results of operations or cash flows. This may in turn have an adverse effect on the price of Class A Common Stock or on the interests of holders of Class A Common Stock. Additionally, to the extent ZAIS fails to appropriately deal with any such conflicts of interest, it could negatively impact ZAIS’s reputation and ability to raise additional funds.

ZAIS’s use of leverage to finance its business will expose ZAIS to substantial risks, which are exacerbated by ZAIS’s funds' use of leverage to finance investments.

ZAIS may eventually use a significant amount of borrowings to finance ZAIS’s business operations as a public company and the use of leverage will be required to effectuate certain of ZAIS’s growth initiatives. That will expose ZAIS to the typical risks associated with the use of substantial leverage, including those discussed above under “— Dependence on leverage by certain of ZAIS’s funds subjects them to volatility and contractions in the debt financing markets and could adversely affect ZAIS’s ability to achieve attractive rates of return on those investments.” These risks are exacerbated by ZAIS’s funds' use of leverage to finance investments.

The Business Combination may adversely affect ZAIS’s ability to retain and motivate its senior management team, senior investment professionals and other key personnel and to recruit, retain and motivate new senior professionals and other key personnel, both of which could adversely affect ZAIS’s business, results and financial condition.

ZAIS’s future success and growth depend to a substantial degree on its ability to retain and motivate its senior management team, senior investment professionals and other professionals and to strategically recruit, retain and motivate new talented personnel, including new senior professionals. Within the next 12 months, it is anticipated that members of ZAIS’s senior management team and investment professionals will begin to receive a significant percentage of their compensation in the form of shares of Class A Common Stock in lieu of cash, which may reduce their overall compensation depending upon our stock price performance. The replacement of any of these key individuals would involve significant time and expense and may significantly delay or prevent the achievement of ZAIS’s business objectives.

In order to recruit and retain existing and future senior professionals, ZAIS may need to increase the level of compensation that it pays to them. Accordingly, as ZAIS promotes or hires new senior professionals over time, it may increase the level of compensation it pays to them, which would cause ZAIS’s total employee compensation and benefits expense as a percentage of ZAIS’s total revenue to increase and adversely affect ZAIS’s profitability. In addition, issuance of equity interests in ZAIS’s business to future senior professionals would dilute public stockholders.

ZAIS believes that it has a workplace culture of collaboration, motivation and alignment of interests with investors. The effects of the Business Combination, including potential changes in ZAIS’s compensation structure, could adversely affect this culture. If ZAIS does not continue to develop and implement the right processes and tools to manage ZAIS’s changing enterprise and maintain this culture, ZAIS’s ability to compete successfully and achieve ZAIS’s business objectives could be impaired, which could negatively impact ZAIS’s business, financial condition and results of operations.

Investors in ZAIS’s funds may be unwilling to commit new capital to, and may withdraw capital from, ZAIS’s funds as a result of the Business Combination, which could have a material adverse effect on ZAIS’s business and financial condition.

Some investors in ZAIS’s funds may view negatively the prospect of a publicly traded company becoming the majority equity owner and managing member of ZAIS’s parent company, ZGP, and may have concerns that as a result of the Business Combination ZAIS’s attention will be bifurcated between investors in ZAIS’s funds and HF2’s public stockholders, resulting in potential conflicts of interest. Some investors in ZAIS’s funds may believe that ZAIS will strive for near-term profit instead of superior risk-adjusted returns for investors in ZAIS’s funds over time or grow ZAIS’s AUM for the purpose of generating additional management fees without regard to whether ZAIS believes there are sufficient investment opportunities to effectively deploy the additional capital. There can be no assurance that ZAIS will be successful in its efforts to address such concerns or to convince investors in ZAIS’s funds that ZAIS’s decision to pursue the Business Combination will not affect ZAIS’s longstanding priorities or the way ZAIS conduct its businesses. A decision by a significant number of investors in ZAIS’s funds not to commit additional capital to ZAIS’s funds or to cease doing business with ZAIS altogether could inhibit ZAIS’s ability to achieve ZAIS’s investment objectives and may have a material adverse effect on ZAIS’s business and financial condition.

Risk Factors Relating to Redemptions

It is a condition to the Closing of the Business Combination that we have at least $100 million in the Trust Account, after giving effect to Redemptions and the Expense Payments, when aggregated with other cash available to HF2 and proceeds of equity issuances by ZGP. Accordingly, unless this provision is waived, we may be unable to consummate the Business Combination if there are substantial Redemptions by our public stockholders.

It is a condition to the Closing of the Business Combination under the Investment Agreement that we have at least $100 million in the Trust Account at Closing, after giving effect to Redemptions and the Expense Payments, when aggregated with other cash available to HF2 and proceeds of equity issuances by ZGP. Each redemption of public shares by our public stockholders will decrease the amount in the Trust Account, which is approximately $184,754,363.61 as of December 31, 2014. If redemptions by our public stockholders cause us to have less than $100 million in the Trust Account at the Closing of the Business Combination, when aggregated with other cash available to HF2 and proceeds of equity issuances by ZGP, we will not be able to consummate the Business Combination unless ZGP and the ZGP Founder Members waive this condition.

Even if ZGP and the ZGP Founder Members provide such a waiver, we are further limited by the requirement to have at least $5,000,001 in net tangible assets upon consummation of the Business Combination after giving effect to the Redemption and the Expense Payments. As a result of these limitations, we may not be able to consummate the Business Combination even though holders of a majority of our public shares have voted in favor of the Business Combination.

Our public stockholders may exercise their Redemption rights even if they vote in favor of the Business Combination, which could result in a less liquid trading market for the Class A Common Stock, fewer stockholders, less cash and the potential inability to meeting the listing standards of The NASDAQ Stock Market.

Our public stockholders may exercise their Redemption rights even if they vote in favor of the Business Combination. As a result, the Business Combination can be approved by public stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of The NASDAQ Stock Market.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking Redemption rights with respect to more than 20% of the shares sold in our IPO.

We will offer each public stockholder (but not our Sponsors, officers and directors) the right to request to have his, her, or its shares of Class A Common Stock redeemed for cash in connection with the Closing of the Business Combination. Notwithstanding the foregoing, in accordance with our amended and restated certificate of incorporation, a public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group”, will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock sold in our IPO. Generally, in this context, a stockholder will be deemed to be acting in concert or as a group with another stockholder when such stockholders agree to act together for the purpose of acquiring, voting, holding or disposing of our equity securities. Accordingly, if you purchased more than 20% of the shares sold in our IPO and the Business Combination is approved, you will not be able to seek Redemption rights with respect to the full amount of your public shares and may be forced to hold such additional public shares or sell them in the open market. The price you obtain on the open market may be less than the Redemption Price.

There is no guarantee that a stockholder’s decision whether to redeem its shares for the Redemption Price will put the stockholder in a better future economic position.

We can give no assurance as to the price at which a stockholder may be able to sell its shares in the future following the completion of the Business Combination. Certain events following the consummation of the Business Combination may cause an increase in the price of the Class A Common Stock. If the price of the Class A Common Stock exceeds the Redemption Price, a redeeming stockholder may realize lower value than if it had held the shares. Conversely, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the shares after the consummation of the Business Combination, and there can be no assurance that a stockholder will be able to sell its shares of Class A Common Stock in the future for a greater amount than the Redemption Price. A stockholder should consult its own tax or financial advisor for assistance on how this may affect its individual situation.

If our stockholders fail to comply with the Redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A Common Stock for a pro rata portion of the funds held in the Trust Account.

In order for a public stockholder to exercise his Redemption rights, he must (i) affirmatively vote either for or against the Business Combination Proposal, (ii) check the box on the enclosed proxy card to elect redemption, (iii) check the box on the enclosed proxy card marked “Shareholder Certification” to certify that he is not part of a group seeking Redemption rights with respect to more than 20% of the shares of Class A Common Stock sold in our IPO, and (iv) prior to 5:00 p.m., Eastern Time on February 13, 2015 (three business days before the special meeting), (x) submit a written request to our transfer agent that we redeem his public shares for cash, and (y) deliver his stock to our transfer agent either physically or electronically through the DTC DWAC (Deposit/Withdrawal At Custodian) System. For a stockholder who holds his shares in “street name,” a stockholder’s broker or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, this may not be the case. Accordingly, if it takes longer than we anticipate for stockholders to deliver their shares, public stockholders who wish to redeem may be unable to meet the deadline for exercising their Redemption rights and thus may be unable to redeem their public shares. See the section entitled “Special Meeting in Lieu of 2014 Annual Meeting of HF2 Stockholders — Redemption Rights” for additional information on how to exercise your Redemption rights.

Public stockholders who wish to redeem their shares and comply with specific requirements for Redemption may be unable to sell their securities when they wish to in the event the Business Combination is not approved.

We will require public stockholders who wish to redeem their public shares to deliver their shares either physically or electronically, and if the Business Combination is not consummated we will promptly return such shares, either electronically or physically, to the tendering public stockholders. Accordingly, public stockholders who attempted to redeem their shares in such a circumstance will be unable to sell their public shares after the failed acquisition until we have returned their shares to them. The market price for shares of Class A Common Stock may decline during this time and you may not be able to sell your shares of Class A Common Stock when you wish to, even while other public stockholders that did not seek Redemption may be able to sell their shares.

Risk Factors Relating to the Failure to Consummate the Business Combination

We will have insufficient time to complete an alternate business combination if the Business Combination Proposal or the Amended and Restated Charter Proposal is not approved by our stockholders or the Business Combination is otherwise not completed.

Pursuant to our amended and restated certificate of incorporation, in the event we do not consummate a business combination by March 21, 2015, we are required to cease operations and begin the dissolution process provided for in our amended and restated certificate of incorporation. Therefore, if the Business Combination Proposal or (unless waived by ZGP or the ZGP Founder Members) the Amended and Restated

Charter Proposal is not approved by our stockholders, we will not complete the Business Combination and will not be able to complete an alternative business combination by March 21, 2015. If this occurs, we will be required to commence a process to dissolve and distribute our assets.

In addition to liquidation, failure to complete the Business Combination will negatively affect the Company.

If the Business Combination is not consummated, it is likely that we will be forced to liquidate. Moreover, we will still be required to pay fees, expenses and costs relating to the Business Combination including fees and expenses relating to legal, accounting, financial advisor and printing fees. Our management has also devoted substantial time and resources to the Business Combination, which otherwise could have been devoted to seeking another business combination. We also could be subject to litigation related to a failure to complete the Business Combination or to enforce our rights under the Investment Agreement.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

If we have not completed the Business Combination by March 21, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and to the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible following March 21, 2015 and, therefore, we do not intend to comply with Section 280 of the Delaware General Corporation Law. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the three year period of time in which a claim could have been made against our stockholders if we complied with Section 280 of the Delaware General Corporation Law. We may not properly assess all claims that may be potentially brought against us. Accordingly, third parties may seek to recover from our stockholders amounts owed to them by us.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor, creditor or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, if there is a liquidation, because we intend to distribute the proceeds held in the Trust Account to our public stockholders promptly after March 21, 2015, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, our board of directors may be viewed as having breached its fiduciary duties to our creditors or to have acted in bad faith, thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by stockholders may be less than $10.50.

Our placing of funds in the Trust Account may not protect those funds from third party claims against us. Although most of our vendors and service providers have executed agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, our vendors and service providers may still seek recourse against the Trust Account. ZGP and the ZGP Founder Members have also agreed to this type of waiver provision in the Investment Agreement. However, a court may not uphold the validity of such waiver agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of our public stockholders. Therefore, if we do not consummate an initial business combination, the per-share distribution from the Trust Account may be less than $10.50, due to such claims.

Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we may not be able to return to our public stockholders at least $10.50.

Our directors may decide not to enforce the indemnification obligations of our officers, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

In the event that the proceeds in the Trust Account are reduced below $10.50 per public share and Bruce Cameron, Bradley Forth or the estate of Richard Foote asserts that he or it is unable to satisfy his or its obligations or that he or it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against such individual to enforce such indemnification obligations. It is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our public stockholders may be reduced below $10.50 per share.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are based on the historical financial statements of HF2 and ZGP after giving effect to the Business Combination.

The Business Combination will be accounted for as a reorganization and recapitalization in accordance with GAAP for accounting and financial reporting purposes. The accounting for the reorganization and recapitalization follows the rules for a reverse acquisition as enumerated in the Accounting Standards Codification, Section 805. In a reverse acquisition, the buyer for accounting purposes is the target for legal purposes (in this case, ZGP) and the target for accounting purposes is the buyer for legal purposes (in this case, HF2). The accounting buyer in a reverse acquisition measures the consideration transferred using the hypothetical amount of equity interests it would have had to issue to keep the accounting target’s owners in the same ownership position they are in after the reverse acquisition. The accounting buyer adjusts the amount of legal capital in the consolidated financial statements to reflect the legal capital of the accounting target and measures the non-controlling interest using the pre-combination carrying amounts of the accounting buyer’s net assets and the non-controlling interest’s proportionate share in those pre-combination carrying amounts. No goodwill or other intangible will be recorded in the post-closing consolidated financial statements.

The unaudited pro forma condensed combined statements of operations information for the nine months ended September 30, 2014 and the year ended December 31, 2013 give pro forma effect to the Business Combination as if it had occurred on January 1, 2013. The unaudited pro forma condensed combined statement of operations information for the nine months ended September 30, 2014 and the year ended December 31, 2013 was derived from ZGP’s unaudited consolidated statement of operations for the nine months ended September 30, 2014, ZGP’s audited consolidated statement of operations for the year ended December 31, 2013, HF2’s unaudited statement of income for the nine months ended September 30, 2014 and HF2’s audited statement of income for the year ended December 31, 2013.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 assumes that the Business Combination had occurred on September 30, 2014. The unaudited pro forma condensed combined balance sheet information as of September 30, 2014 was derived from ZGP’s unaudited consolidated balance sheet as of September 30, 2014 and HF2’s unaudited balance sheet as of September 30, 2014.

The pro forma adjustments are based on the information currently available, as described in the accompanying footnotes. The unaudited pro forma condensed combined statement of operations is not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the dates indicated, nor is it indicative of the future consolidated results of operations or financial condition of the post-combination company. In addition, the allocation of the Closing Acquisition Consideration shown in the pro forma adjustments is preliminary and will be subject to a final determination upon the Closing, which may result in materially different allocations that may have a material effect on the actual results of operations and financial condition of the combined company. The selected unaudited pro forma condensed combined financial information below should be read in conjunction with the sections entitled “HF2 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and notes thereto of HF2 and ZGP.

The scenarios presented in the following pro forma information assume, in one case, that no shares of Class A Common Stock are redeemed and, in the other case, that 7,142,857 shares of our outstanding shares of Class A Common Stock are redeemed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES NO CONVERSION
SEPTEMBER 30, 2014 (in thousands)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Assets
Cash and cash equivalents	$22,675	$127	$(101)	1	$185,959
			184,747	2
			(9,647)	4
			(5,000)	5
			—
			(6,843)	6
Cash and cash equivalents, held in trust		184,747	(184,747)	2	—
Income and fees receivable	6,219				6,219
Investments in affiliated funds, at fair value	105				105
Due from related parties	574				574
Prepaid expenses and other current assets	1,683	12			1,695
Fixed assets, net	1,154				1,154
Other assets	3,404				3,404
Assets of Consolidated Funds
Cash and cash equivalents	202,420				202,420
Restricted cash	80,174				80,174
Investments, at fair value	1,118,201				1,118,201
Investments in affiliated securities, at fair value	29,472				29,472
Derivative assets, at fair value	2,930				2,930
Due from affiliates	162				162
Other Assets	11,588				11,588
Total Assets	$1,480,761	$184,886	$(21,591)		$1,644,057
Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity
Accrued compensation and benefits	15,702				15,702
Due to Related Parties	32				32
Other liabilities	2,569				2,569
Deferred commissions		101	(101)	1	—
Other accrued liabilities		396			396
Liabilities of Consolidated Funds
Notes payable of Consolidated CDOs, at fair value	784,940				784,940
Derivative liabilities, at fair value	7,354				7,354
Securities sold, not yet purchased	57,118				57,118
Redemptions payable	2,000				2,000
Due to Broker	—				—
Other liabilities	128,755				128,755
Total Liabilities	998,470	497	(101)		998,866

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES NO CONVERSION – (continued)
SEPTEMBER 30, 2014 (in thousands)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Commitments and Contingencies
Redeemable Non-Controlling Interests of Consolidated Funds	450,615				450,615
Common stock subject to conversion		172,351	(172,351)	7	—
Equity
Preferred stock
Class A common stock		1	2	7	3
			—
Class B common stock		0.020			0.0200
Additional paid-in capital	—	13,434	172,349	7	140,607
			(34,132)	9
			—
			(1,397)	3
			(9,647)	4
Retained Earnings/(Deficit)		(1,397)	1,397	3	—
Total Equity of HF2 Financial Management Inc.		12,038	128,572		140,610
Members' Interest in ZGP held by non-controlling members			7,588	8	41,720
			34,132	9
Members' equity	19,431		(7,588)	8	—
			(5,000)	5
			(6,843)	6
Equity attributable to non-controlling interests of Consolidated Funds	12,245				12,245
Total Equity	31,676	12,038			194,576
Total Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity	$1,480,761	$184,886	$(21,591)		$1,644,057

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES NO CONVERSION
SEPTEMBER 30, 2014 (in thousands)

1	Record payment of deferred commissions payable to an investment banker relating to the sale of Sponsor shares at the time of consummation of our IPO.
2	Reclassify Cash held in Trust to Cash and Cash Equivalents.
3	Reclassify HF2's Retained Earnings to Additional Paid In Capital.
4	Record $9,748 of HF2 transaction expenses, less $101 of deferred commissions. HF2 currently believes the total costs of the acquisition will be approximately $9,748 including, but not limited to, legal fees and expenses, accounting fees, proxy solicitation costs and printing fees.
5	Record $5,000 of estimated Transaction Expenses to be incurred by ZGP in completing the transaction.
6	Distribution to Founder Members based on working capital adjustment in accordance with Investment Agreement.
7	Reclassify Common stock subject to possible conversion to equity. After the transaction, no common stock will be subject to conversion.
8	Reclassify ZGP Member's Equity to Member's Interest in ZGP held by non-controlling members.
9	Adjust Member's Interest in ZGP held by non-controlling members to reflect their 22.88% ownership of the combined entity’s total equity of $182,331. The net total equity of $182,331 consists of total gross equity of $194,576 minus the portion of equity attributable to non-controlling interests in Consolidated Funds of $12,245. The ownership percentage of 22.88% does not include the 1,600,000 Class B Units expected to be issued to ZAIS employees shortly after Closing, or the Additional Founder Units and Additional Employee Units that may be issued during the first five years after Closing as such Class B Units are not eligible to participate in the economics of the Company until after certain vesting hurdles (as explained further in Notes 11 and 12 to the Unaudited Pro Forma Condensed Combined Statement of Operations) are achieved.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.		Pro Forma Adjustments		Footnote Reference	Pro Forma Combined
Revenues
Management fee income	$14,739	$		$			$14,739
Incentive income	41,743						41,743
Other revenues	454						454
Income of Consolidated Funds	88,110						88,110
Total Revenues	145,046		—		—		145,046
Expenses
Employee compensation and benefits	37,600		—			11	37,600
	—					12
General, administrative and other	13,086		929				14,015
Depreciation and amortization	358						358
Expenses of Consolidated Funds	99,864						99,864
Total Expenses	150,908		929		—		151,837
Other Income (Loss)
Interest income			51		(3)	13	48
Net loss on investments	(41)						(41)
Other income	164						164
Net Gains of Consolidated Funds' investments	72,177						72,177
Total Other Income	72,300		51		(3)		72,348
Income from continuing operations before income taxes	66,438		(878)		(3)		65,557
Income tax expense	19		—		7,050	14	7,069
Income from continuing operations	66,419		(878)		(7,053)		58,488
Consolidated Net Income	$66,419		$(878)		$(7,053)		$58,488
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	630		—				630
Total Comprehensive Income	67,049		(878)		(7,053)		59,118
Allocation of Consolidated Net Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	41,434						41,434
Non-controlling interests of Consolidated Funds	1,726						1,726
ZAIS Group Parent, LLC Members	23,259				(23,259)	15	5,121
					5,121	16
HF2 Financial Management	—		(878)		878	15	10,207
					17,257	16
					(7,050)	17
	66,419		(878)		(7,053)		58,488

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION – (continued)
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Allocation of Total Comprehensive Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	41,408				41,408
Non-controlling interests of Consolidated Funds	1,726				1,726
ZAIS Group Parent, LLC Members	23,915		(23,915)	15	5,271
			5,121	16
			150	18
HF2 Financial Management	—	(878)	878	15	10,713
			17,257	16
			(7,050)	17
			506	18
	$67,049	$(878)	$(7,053)		$59,118
Weighted Average Number of Shares Outstanding		23,592,150			23,592,150
Net Income/(Loss) per Share, basic and diluted		$(0.04)			$0.43

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

11	Under the terms of the Investment Agreement, the Company anticipates that it will issue 1,600,000 Class B Units to Key Employees of ZAIS immediately following the closing. These Class B Units will not have any material rights or economic participation in the Company until they have vested. These units will be subject to cliff vesting on the later of two years after the Closing and the grant date, if the recipient remains employed by ZAIS on the vesting date. However, as the issuance of the units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. Under GAAP, the value of these Class B Units, if issued, would be expensed over the vesting period, using the best estimate of the value of a unit when granted.

The Company estimates that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $6,300, with an offsetting increase to Additional Paid in Capital.

12	Under the terms of the Investment Agreement, the Company may issue up to an additional 5,200,000 Class B Units (the Additional Employee Units) in four separate tranches to key employees of ZAIS after the Closing. These Additional Employee Units will not have any material rights or economic participation in the Company until they have vested. These units vest one-third when the Company has achieved certain Total Per Share Value hurdles and one-third on each of the first and second anniversaries of achieving the hurdle. The Additional Employee Units are more fully described in “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Units”. However, as the issuance of the Additional Employee Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations.

The Company estimates (using a statistical model that considers a variety of factors) that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $7,656, with offsetting increases to Members' Interest in ZGP held by non-controlling members of $1,752 and Additional Paid in Capital of $5,905.

13	Record reduction in Investment income due to the payment of transaction expenses of $9,647. Since the company has less cash to invest, its investment income is reduced.
14	Record combined Federal and state income tax expense/(benefit) of $7,069 on Income from continuing operations before income tax of $65,557, at an effective tax rate of 10.78% as follows:

Statutory U.S. Federal Income Tax Rate	35.00%
Income Allocated to Non-Controlling Interests	(25.79)%
State Income Taxes	1.57%
Effective Income Tax Rate	10.78%
15	Reverse HF2's and ZGP's separate Company historical Net Income.
16	Apply percentage ownership of the ZGP Founder Members (22.88%) and HF2 (77.12%) to the Adjusted consolidated pre-tax income of $22,378 to derive the ZGP and HF2 adjustments of $5,121 and $17,257 respectively. Adjusted consolidated pre-tax income of $22,378 consists of the pre-tax historical incomes for ZGP and HF2 of $23,259 and $(878) respectively, and the pre-tax pro-forma adjustments of $(3).

These ownership percentages do not reflect the anticipated dilution resulting from the 1,600,000 Class B units (5% ownership) expected to be granted to Key Employees of ZAIS after the closing of the transaction because the Class B units will not participate in the income or loss of the Company until they are vested, which will not happen for at least two years after the closing.

17	Allocate HF2's combined Federal and state income tax expense/(benefit) of $7,050 as calculated on entry # 14, to HF2's portion of Consolidated Net Income and Total Comprehensive Income.
18	Reclassify miscellaneous adjustments between HF2 and ZGP in their percentage ownership.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.		Pro Forma Adjustments		Footnote Reference	Pro Forma Combined
Revenues
Management fee income	$26,579	$		$			$26,579
Incentive income	18,835						18,835
Other revenues	1,265						1,265
Income of Consolidated Funds	108,678						108,678
Total Revenues	155,357		—		—		155,357
Expenses
Employee compensation and benefits	53,139		—		—	11	53,139
					—	12
General, administrative and other	20,135		618				20,753
Depreciation and amortization	499		—				499
Expenses of Consolidated Funds	39,982						39,982
Total Expenses	113,755		618		—		114,373
Other Income (Loss)
Interest income			99		(5)	13	94
Net loss on investments	(418)						(418)
Other income	13						13
Net gains of Consolidated Funds' investments	7,821						7,821
Total Other Income	7,416		99		(5)		7,510
Income from continuing operations before income taxes	49,018		(519)		(5)		48,494
Income tax expense	329				659	14	988
Income from continuing operations	48,689		(519)		(664)		47,506
Consolidated Net Income	$48,689		$(519)		$(664)		$47,506
Other Comprehensive Income, Net of Tax							—
Foreign currency translation adjustment	(131)						(131)
Total Comprehensive Income	48,558		(519)		(664)		47,375
Allocation of Consolidated Net Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	44,323						44,323
Non-controlling interests of Consolidated Funds	1,751						1,751
ZAIS Group Parent, LLC Members	2,615				(2,615)	15	479
					479	16

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION – (continued)
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
HF2 Financial Management	—	(519)	519	15	954
			1,613	16
			(659)	17
	$48,689	$(519)	$(664)		$47,506
Allocation of Total Comprehensive Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	44,289				44,289
Non-controlling interests of Consolidated Funds	1,751				1,751
ZAIS Group Parent, LLC Members	2,518	(2,518)		15	457
			479	16
			(22)	18
HF2 Financial Management	—	(519)	519	15	879
			1,613	16
			(659)	17
			(75)	18
	$48,558	$(519)	$(664)		$47,375
Weighted Average Number of Shares Outstanding		23,592,150			23,592,150
Net Income/(Loss) per Share, basic and diluted		$(0.02)			$0.04

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES NO CONVERSION
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

11	Under the terms of the Investment Agreement, the Company anticipates that it will issue 1,600,000 Class B Units to Key Employees of ZAIS immediately following the closing. These Class B Units will not have any material rights or economic participation in the Company until they have vested. These units will be subject to cliff vesting on the later of two years after the Closing and the grant date, if the recipient remains employed by ZAIS on the vesting date. However, as the issuance of the units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. Under GAAP, the value of these Class B Units, if issued, would be expensed over the vesting period, using the best estimate of the value of a unit when granted.

The Company estimates that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $8,400, with an offsetting increase to Additional Paid in Capital.

12	Under the terms of the Investment Agreement, the Company may issue up to an additional 5,200,000 Class B Units (the Additional Employee Units) in four separate tranches to key employees of ZAIS after the Closing. These Additional Employee Units will not have any material rights or economic participation in the Company until they have vested. These units vest one-third when the Company has achieved certain Total Per Share Value hurdles and one-third on each of the first and second anniversaries of achieving the hurdle. The Additional Employee Units are more fully described in “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Units”. However, as the issuance of the Additional Employee Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations.

The Company estimates (using a statistical model that considers a variety of factors) that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $10,209, with offsetting increases to Members' Interest in ZGP held by non-controlling members of $2,336 and Additional Paid in Capital of $7,873.

13	Record reduction in Investment income due to the payment of transaction expenses of $9,647. Since the company has less cash to invest, its investment income is reduced.
14	Record combined Federal and state income tax expense/(benefit) of $988 on Income from continuing operations before income tax of $48,494, at an effective tax rate of 2.04% as follows:

Statutory U.S. Federal Income Tax Rate	35.00%
Income Allocated to Non-Controlling Interests	(33.60)%
State Income Taxes	0.64%
Effective Income Tax Rate	2.04%
15	Reverse HF2's and ZGP's separate Company historical Net Income.
16	Apply percentage ownership of the ZGP Founder Members (22.88%) and HF2 (77.12%) to the Adjusted consolidated pre-tax income of $2,091 to derive the ZGP and HF2 adjustments of $479 and $1,613 respectively. Adjusted consolidated pre-tax income of $2,091 consists of the pre-tax historical incomes for ZGP and HF2 of $2,615 and $(519) respectively, and the pre-tax pro-forma adjustments of $(5).

These ownership percentages do not reflect the anticipated dilution resulting from the 1,600,000 Class B units (5% ownership) expected to be granted to Key Employees of ZAIS after the closing of the transaction because the Class B units will not participate in the income or loss of the Company until they are vested, which will not happen for at least two years after the closing.

17	Allocate HF2's combined Federal and state income tax expense/(benefit) of $659 as calculated on entry #14, to HF2's portion of Consolidated Net Income and Total Comprehensive Income.
18	Reclassify miscellaneous adjustments between HF2 and ZGP in their percentage ownership.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES MAXIMUM CONVERSION
SEPTEMBER 30, 2014 (in thousands)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Assets
Cash and cash equivalents	$22,675	$127	$(101)	1	$110,959
			184,747	2
			(9,647)	4
			(5,000)	5
			(75,000)	6
			(6,843)	7
Cash and cash equivalents, held in trust		184,747	(184,747)	2	—
Income and fees receivable	6,219				6,219
Investments in affiliated funds, at fair value	105				105
Due from related parties	574				574
Prepaid expenses and other current assets	1,683	12			1,695
Fixed assets, net	1,154				1,154
Other assets	3,404				3,404
Assets of Consolidated Funds
Cash and cash equivalents	202,420				202,420
Restricted cash	80,174				80,174
Investments, at fair value	1,118,201				1,118,201
Investments in affiliated securities, at fair value	29,472				29,472
Derivative assets, at fair value	2,930				2,930
Due from affiliates	162				162
Other Assets	11,588				11,588
Total Assets	$1,480,761	$184,886	$(96,590)		$1,569,057
Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity
Accrued compensation and benefits	15,702				15,702
Due to Related Parties	32				32
Other liabilities	2,569				2,569
Deferred commissions		101	(101)	1	—
Other accrued liabilities		396			396
Liabilities of Consolidated Funds
Notes payable of Consolidated CDOs, at fair value	784,940				784,940
Derivative liabilities, at fair value	7,354				7,354
Securities sold, not yet purchased	57,118				57,118
Redemptions payable	2,000				2,000
Due to Broker	—				—
Other liabilities	128,755				128,755
Total Liabilities	998,470	497	(101)		998,866

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES MAXIMUM CONVERSION – (continued)
SEPTEMBER 30, 2014 (in thousands)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
Commitments and Contingencies
Redeemable Non-Controlling Interests of Consolidated Funds	450,615				450,615
Common stock subject to conversion		172,351	(172,351)	8	—
Equity
Preferred stock
Class A common stock		1	2	8	2
			(1)	6
Class B common stock		0.020			0.0200
Additional paid-in capital	—	13,434	172,349	8	75,289
			(24,452)	10
			(74,999)	6
			(1,397)	3
			(9,647)	4
Retained Earnings/(Deficit)		(1,397)	1,397	3	—
Total Equity of HF2 Financial Management Inc.		12,038	63,253		75,291

Members' Interest in ZGP held by non-controlling members			7,588	9	32,040
			24,452	10
Members' equity	19,431		(7,588)	9	—
			(5,000)	5
			(6,843)	7
Equity attributable to non-controlling interests of Consolidated Funds	12,245				12,245
Total Equity	31,676	12,038			119,576
Total Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity	$1,480,761	$184,886	$(96,590)		$1,569,057

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
ASSUMES MAXIMUM CONVERSION
SEPTEMBER 30, 2014 (in thousands)

1	Record payment of deferred commissions payable to an investment banker relating to the sale of Sponsor shares at the time of consummation of our IPO.
2	Reclassify Cash held in Trust to Cash and Cash Equivalents.
3	Reclassify HF2's Retained Earnings to Additional Paid In Capital.
4	Record $9,748 of HF2 transaction expenses, less $101 of deferred commissions. HF2 currently believes the total costs of the acquisition will be approximately $9,748 including, but not limited to, legal fees and expenses, accounting fees, proxy solicitation costs and printing fees.
5	Record $5,000 of estimated Transaction Expenses to be incurred by ZGP in completing the transaction.
6	Record reduction of cash and equity due to maximum amount of Redemptions of 7,142,857 shares of Class A Common Stock. If holders of more than 7,142,857 shares redeem their shares for cash, the transaction will not close. After expenses, the company estimates it will have $175 million in its trust account, and must deliver $100 million to close. $75 million divided by $10.50 per share equals 7,142,857.
The Company may use the difference, or $75 million, to fund conversions in connection with the consummation of the business combination. With $75 million available for conversions, the Company may convert up to 7,142,857 shares for $10.50 per share.
7	Distribution to Founder Members based on working capital adjustment in accordance with Investment Agreement.
8	Reclassify Common stock subject to possible conversion to equity. After the transaction, no common stock will be subject to conversion.
9	Reclassify ZGP Member's Equity to Member's Interest in ZGP held by non-controlling members.
10	Adjust Member's Interest in ZGP held by non-controlling members to reflect their 29.85% ownership of the combined entity's total equity of $107,331. The net total equity of $107,331 consists of total gross equity of $119,576 minus the portion of equity attributable to non-controlling interests in Consolidated Funds of $12,245. The ownership percentage of 29.85% does not include the 1,600,000 Class B Units expected to be issued to ZAIS employees shortly after Closing, or the Additional Founder Units and Additional Employee Units that may be issued during the first five years after Closing as such Class B Units are not eligible to participate in the economics of the Company until after certain vesting hurdles (as explained further in Notes 11 and 12 to the Unaudited Pro Forma Condensed Combined Statement of Operations) are achieved.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.		Pro Forma Adjustments		Footnote Reference	Pro Forma Combined
Revenues
Management fee income	$14,739	$		$			$14,739
Incentive income	41,743						41,743
Other revenues	454						454
Income of Consolidated Funds	88,110						88,110
Total Revenues	145,046		—		—		145,046
Expenses
Employee compensation and benefits	37,600				—	11	37,600
					—	12
General, administrative and other	13,086		929				14,015
Depreciation and amortization	358						358
Expenses of Consolidated Funds	99,864						99,864
Total Expenses	150,908		929		—		151,837
Other Income (Loss)
Interest income			51		(23)	13	28
Net loss on investments	(41)						(41)
Other income	164						164
Net Gains of Consolidated Funds’ investments	72,177						72,177
Total Other Income	72,300		51		(23)		72,328
Income from continuing operations before income taxes	66,438		(878)		(23)		65,537
Income tax expense	19		—		6,407	14	6,426
Income from continuing operations	66,419		(878)		(6,430)		59,111
Consolidated Net Income	$66,419		$(878)		$(6,430)		$59,111
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	630		—				630
Total Comprehensive Income	67,049		(878)		(6,430)		59,741
Allocation of Consolidated Net Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	41,434						41,434
Non-controlling interests of Consolidated Funds	1,726						1,726
ZAIS Group Parent, LLC Members	23,259				(23,259)	15	6,674
					6,674	16

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION – (continued)
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
HF2 Financial Management	—	(878)	878	15	9,277
			15,684	16
			(6,407)	17
	66,419	(878)	(6,430)		59,111
Allocation of Total Comprehensive Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	41,408				41,408
Non-controlling interests of Consolidated Funds	1,726				1,726
ZAIS Group Parent, LLC Members	23,915		(23,915)	15	6,870
			6,674	16
			196	18
HF2 Financial Management	—	(878)	878	15	9,737
			15,684	16
			(6,407)	17
			460	18
	$67,049	$(878)	$(6,430)		$59,741
Weighted Average Number of Shares Outstanding		23,592,150			16,449,293
Net Income/(Loss) per Share, basic and diluted		$(0.04)			$0.56

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
NINE MONTHS ENDED SEPTEMBER 30, 2014 (in thousands, except per share amounts)

11	Under the terms of the Investment Agreement, the Company anticipates that it will issue 1,600,000 Class B Units to Key Employees of ZAIS immediately following the closing. These Class B Units will not have any material rights or economic participation in the Company until they have vested. These units will be subject to cliff vesting on the later of two years after the Closing and the grant date, if the recipient remains employed by ZAIS on the vesting date. However, as the issuance of the units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. Under GAAP, the value of these Class B Units, if issued, would be expensed over the vesting period, using the best estimate of the value of a unit when granted.

The Company estimates that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $6,300, with an offsetting increase to Additional Paid in Capital.

12	Under the terms of the Investment Agreement, the Company may issue up to an additional 5,200,000 Class B Units (the Additional Employee Units) in four separate tranches to key employees of ZAIS after the Closing. These Additional Employee Units will not have any material rights or economic participation in the Company until they have vested. These units vest one-third when the Company has achieved certain Total Per Share Value hurdles and one-third on each of the first and second anniversaries of achieving the hurdle. The Additional Employee Units are more fully described in “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Units”. However, as the issuance of the Additional Employee Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations.

The Company estimates (using a statistical model that considers a variety of factors) that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $7,656, with offsetting increases to Members' Interest in ZGP held by non-controlling members of $2,286 and Additional Paid in Capital of $5,371.

13	Record reduction in Investment income due to the payment of transaction expenses of $9,647 and Redemptions of $75,000. Since the company has less cash to invest, its investment income is reduced.
14	Record combined Federal and state income tax expense/(benefit) of $6,426 on Income from continuing operations before income tax of $65,537, at an effective tax rate of 9.81% as follows:

Statutory U.S. Federal Income Tax Rate	35.00%
Income Allocated to Non-Controlling Interests	(26.62)%
State Income Taxes	1.43%
Effective Income Tax Rate	9.81%
15	Reverse HF2's and ZGP's separate Company historical Net Income.
16	Apply percentage ownership of the ZGP Founder Members (29.85%) and HF2 (70.15%) to the Adjusted consolidated pre-tax income of $22,358 to derive the ZGP and HF2 adjustments of $6,674 and $15,684 respectively. Adjusted consolidated pre-tax income of $22,358 consists of the pre-tax historical incomes for ZGP and HF2 of $23,259 and $(878) respectively, and the pre-tax pro-forma adjustments of $(23).

These ownership percentages do not reflect the anticipated dilution resulting from the 1,600,000 Class B units (5% ownership) expected to be granted to Key Employees of ZAIS after the closing of the transaction because the Class B units will not participate in the income or loss of the Company until they are vested, which will not happen for at least two years after the closing.

17	Allocate HF2's combined Federal and state income tax expense/(benefit) of $6,407 as calculated on entry # 14, to HF2's portion of Consolidated Net Income and Total Comprehensive Income.
18	Reclassify miscellaneous adjustments between HF2 and ZGP in their percentage ownership.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.		Pro Forma Adjustments		Footnote Reference	Pro Forma Combined
Revenues
Management fee income	$26,579	$		$			$26,579
Incentive income	18,835						18,835
Other revenues	1,265						1,265
Income of Consolidated Funds	108,678						108,678
Total Revenues	155,357		—		—		155,357
Expenses
Employee compensation and benefits	53,139		—		—	11	53,139
					—	12
General, administrative and other	20,135		618				20,753
Depreciation and amortization	499				—		499
Expenses of Consolidated Funds	39,982						39,982
Total Expenses	113,755		618		—		114,373
Other Income (Loss)
Interest income			99		(45)	13	54
Net loss on investments	(418)						(418)
Other income	13						13
Net gains of Consolidated Funds' investments	7,821						7,821
Total Other Income	7,416		99		(45)		7,470
Income from continuing operations before income taxes	49,018		(519)		(45)		48,454
Income tax expense	329				588	14	917
Income from continuing operations	48,689		(519)		(633)		47,537
Consolidated Net Income	$48,689		$(519)		$(633)		$47,537
Other Comprehensive Income, Net of Tax							—
Foreign currency translation adjustment	(131)						(131)
Total Comprehensive Income	48,558		(519)		(633)		47,406
Allocation of Consolidated Net Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	44,323						44,323
Non-controlling interests of Consolidated Funds	1,751						1,751
ZAIS Group Parent, LLC Members	2,615				(2,615)	15	612
					612	16

See notes to unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION – (continued)
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

	ZAIS Group Parent LLC and Subsidiaries	HF2 Financial Management Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined
HF2 Financial Management	—	(519)	519	15	851
			1,439	16
			(588)	17
	$48,689	$(519)	$(633)		$47,537
Allocation of Total Comprehensive Income (Loss)
Redeemable Non-controlling interests of Consolidated Funds	44,289				44,289
Non-controlling interests of Consolidated Funds	1,751				1,751
ZAIS Group Parent, LLC Members	2,518		(2,518)	15	583
			612	16
			(29)	18
HF2 Financial Management	—	(519)	519	15	783
			1,439	16
			(588)	17
			(68)	18
	$48,558	$(519)	$(633)		$47,406
Weighted Average Number of Shares Outstanding		23,592,150			16,449,293
Net Income/(Loss) per Share, basic and diluted		$(0.02)			$0.05

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
ASSUMES MAXIMUM CONVERSION
FOR THE YEAR ENDED DECEMBER 31, 2013 (in thousands, except per share amounts)

11	Under the terms of the Investment Agreement, the Company anticipates that it will issue 1,600,000 Class B Units to Key Employees of ZAIS immediately following the closing. These Class B Units will not have any material rights or economic participation in the Company until they have vested. These units will be subject to cliff vesting on the later of two years after the Closing and the grant date, if the recipient remains employed by ZAIS on the vesting date. However, as the issuance of the units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations. Under GAAP, the value of these Class B Units, if issued, would be expensed over the vesting period, using the best estimate of the value of a unit when granted.

The Company estimates that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $8,400, with an offsetting increase to Additional Paid in Capital.

12	Under the terms of the Investment Agreement, the Company may issue up to an additional 5,200,000 Class B Units (the Additional Employee Units) in four separate tranches to key employees of ZAIS after the Closing. These Additional Employee Units will not have any material rights or economic participation in the Company until they have vested. These units vest one-third when the Company has achieved certain Total Per Share Value hurdles and one-third on each of the first and second anniversaries of achieving the hurdle. The Additional Employee Units are more fully described in “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Units”. However, as the issuance of the Additional Employee Units is not contractually required, the expense relating to those units has not been recorded in this unaudited pro forma condensed combined statement of operations.

The Company estimates (using a statistical model that considers a variety of factors) that had this expense been recorded in this unaudited pro forma condensed combined statement of operations, the amount for this period would have been $10,209, with offsetting increases to Members' Interest in ZGP held by non-controlling members of $3,047 and Additional Paid in Capital of $7,161.

13	Record reduction in Investment income due to the payment of transaction expenses of $9,647 and Redemptions of $75,000. Since the company has less cash to invest, its investment income is reduced.
14	Record combined Federal and state income tax expense/(benefit) of $917 on Income from continuing operations before income tax of $48,454, at an effective tax rate of 1.89% as follows:

Statutory U.S. Federal Income Tax Rate	35.00%
Income Allocated to Non-Controlling Interests	(33.72)%
State Income Taxes	0.61%
Effective Income Tax Rate	1.89%
15	Reverse HF2's and ZGP's separate Company historical Net Income.
16	Apply percentage ownership of the ZGP Founder Members (29.85%) and HF2 (70.15%) to the Adjusted consolidated pre-tax income of $2,051 to derive the ZGP and HF2 adjustments of $612 and $1,439 respectively. Adjusted consolidated pre-tax income of $2,051 consists of the pre-tax historical incomes for ZGP and HF2 of $2,615 and $(519) respectively, and the pre-tax pro-forma adjustments of $(45).

These ownership percentages do not reflect the anticipated dilution resulting from the 1,600,000 Class B units (5% ownership) expected to be granted to Key Employees of ZAIS after the closing of the transaction because the Class B units will not participate in the income or loss of the Company until they are vested, which will not happen for at least two years after the closing.

17	Allocate HF2's combined Federal and state income tax expense/(benefit) of $588 as calculated on entry #14, to HF2's portion of Consolidated Net Income and Total Comprehensive Income.
18	Reclassify miscellaneous adjustments between HF2 and ZGP in their percentage ownership.

COMPARATIVE SHARE INFORMATION

The following table sets forth historical comparative membership interest and share information for ZGP and HF2, respectively, and unaudited pro forma combined share information after giving effect to the Business Combination, assuming (i) that no holders of public shares exercise their redemption rights and (ii) that holders of 7,142,857 public shares, or approximately 40.6% of HF2’s total public shares, exercise their redemption rights. The historical information should be read in conjunction with “Selected Historical Financial Information of ZGP” and “Selected Historical Financial Information of HF2” included elsewhere in this proxy statement and the historical financial statements of ZGP and HF2 included elsewhere in this proxy statement. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of ZGP and HF2 would have been had the Business Combination been completed or to project ZGP and HF2’s results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the value of ZGP and HF2 would have been had the Business Combination been completed nor the book value per share for any future date or period.

ZGP (Historical) (dollar amounts in thousands)
As of and for the Nine Months Ended September 30, 2014
Book value per 1% membership interest(a)	$194
Membership percentage interests outstanding	100%
Earnings per 1% membership interest(b)	$233
Distributions per 1% membership interest in ZGP	$196
As of and for the Year Ended December 31, 2013
Membership percentage interests outstanding	100%
Earnings per 1% membership interest(b)	$26
Distributions per 1% membership interest in ZGP	$197

(a)	Book value per 1% membership interest is calculated using the following formula: Book value per 1% membership interest = (Equity attributable to ZGP members)/(Membership Interests Outstanding).
(b)	Earnings per 1% membership interest represents the portion of consolidated net income allocated to ZGP members.

	HF2 (Historical)	Pro Forma Assuming No Redemption (Unaudited)	Pro Forma Assuming Redemption of 7,142,857 HF2 Public Shares (Unaudited)
As of and for the Nine Months Ended September 30, 2014
Book value per share(a)	$1.68	$5.96	$4.57
Shares outstanding	7,177,806	23,592,150	16,449,293
Basic and diluted earnings per share	$(.04)	$0.43	$0.56
Cash dividends declared per share	—	—	—
As of and for the Year Ended December 31, 2013
Shares outstanding (including redeemable stock)(b)	23,592,150	23,592,150	16,449,293
Weighted average shares outstanding for the year	19,066,447	23,592,150	16,449,293
Basic and diluted earnings per share(b)	$(0.03)	$0.04	$0.05
Cash dividends declared per share	$—	$—	$—

(a)	Book value per share is calculated as Total Stockholders’ Equity attributable to public shareholders, divided by the number of Shares outstanding as shown on the row below. In the case of HF2 (Historical), the Shares outstanding is equal to the total outstanding shares less shares subject to possible redemption. In the case of the Pro Forma Assuming No Redemption, the Shares outstanding is the total of all shares outstanding. In the case of Pro Forma Assuming Redemption of 7,142,857 Shares, the Shares outstanding is equal to the total shares outstanding less 7,142,857 shares.
(b)	The shares outstanding and basic and diluted loss per share calculations for HF2 include shares subject to possible redemption.

SPECIAL MEETING IN LIEU OF 2014 ANNUAL MEETING OF HF2 STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of 2014 annual meeting of stockholders to be held on February 19, 2015, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about January 29, 2015. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place of Special Meeting

The special meeting will be held at 9:00 A.M., Eastern Time, on February 19, 2015, at the offices of Morgan, Lewis & Bockius LLP, 399 Park Avenue, New York, New York 10022, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on January 26, 2015, which is the record date for the special meeting. You are entitled to one vote for each share of Class A Common Stock that you owned as of the close of business on the record date. The 20,000,000 shares of our outstanding Class B Common Stock, which are all held by the HF2 Class B Trust, are entitled to 10 votes per share and will be voted in proportion to the vote of the holders of shares of Class A Common Stock on each proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 23,592,150 shares of Class A Common Stock outstanding, of which 16,406,589 are public shares held by public stockholders, 4,398,750 are Founders’ Shares held by our Sponsors, 1,598,400 are Sponsors’ Shares held by our Sponsors, officers and directors and 1,188,411 are public shares held by our Sponsors, officers and directors.

In connection with our IPO, we entered into agreements with each of our Sponsors, directors and officers, pursuant to which each agreed (i) to vote any Founders’ Shares, any Sponsors’ Shares and any public shares purchased in or after the IPO in favor of the Business Combination Proposal and (ii) not to redeem any Founders’ Shares or Sponsors’ Shares in connection with the vote to approve the Business Combination Proposal. In addition, our officers, directors and Sponsors (other than Bulldog Investors and White Sand Investor Group, LP) have agreed not to redeem any public shares purchased in or after our IPO in connection with the vote to approve the Business Combination Proposal. As of the date of this proxy statement, neither we nor any of our Sponsors, directors or officers has entered into any agreements, and are not currently in negotiations, to purchase shares of Class A Common Stock. The Founders’ Shares and Sponsors’ Shares have no redemption rights upon our liquidation and will be worthless if we do not consummate an initial business combination by March 21, 2015. However, our Sponsors, directors and officers are entitled to redemption rights upon our liquidation with respect to any public shares that they may own.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of HF2 stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy, except that for the Amended and Restated Charter Proposal, holders of a majority of the issued and outstanding shares of each class of our common stock, present in person or represented by proxy, shall constitute a quorum. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. As of the record date for the special meeting, 21,796,075 shares of our common stock would be required to achieve a quorum except that for the Amended and Restated Charter Proposal 11,796,076 shares of Class A Common Stock and 10,000,001 shares of Class B Common Stock would be requested to achieve a quorum.

Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock voted on the proposal. Shares of Class B Common Stock will be voted in proportion to the vote of the shares of Class A Common Stock on the Business Combination Proposal and each of the other proposals. A failure to vote your shares, an abstention or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on the Business Combination Proposal. Because the amendment and restatement of our certificate of incorporation is a condition to the Closing, even if the Business Combination is approved by our stockholders, the Amended and Restated Charter Proposal will also need to be approved for the Business Combination to occur, unless this Closing condition is waived by ZGP and the ZGP Founder Members.

Approval of the 2015 Stock Plan Proposal and Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. A failure to vote your shares or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on these proposals, but an abstention will have the same effect as a vote against each of these proposals.

Approval of the Amended and Restated Charter Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and Class B Common Stock, voting as separate classes. A failure to vote your shares, an abstention and a broker non-vote are each the equivalent of a vote against the Amended and Restated Charter Proposal.

Directors are elected by a plurality of all of the votes cast by holders of shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, failure to vote your shares by proxy or in person, broker non-votes and abstentions will have no effect on the election of directors.

The Amended and Restated Charter Proposal is conditioned on the approval of the Business Combination Proposal. Each of the Director Election Proposal and the 2015 Stock Plan Proposal is conditioned on the approval of both the Business Combination Proposal and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth on this proxy statement. It is important for you to note that in the event the Business Combination Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination.

If we do not consummate the Business Combination and fail to complete an initial business combination by March 21, 2015, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem 100% of the outstanding public shares of Class A Common Stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares of Class A Common Stock, which redemption will completely extinguish public stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and to the requirements of other applicable law.

Recommendation to HF2 Stockholders

Our board of directors has unanimously approved and adopted the Investment Agreement and unanimously recommends that our stockholders vote FOR adoption and approval of the Business Combination and FOR all other proposals presented to our stockholders in this proxy statement.

When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. These interests include, among other things:

•	our officers and directors beneficially own, in the aggregate, 950,104 Founders’ Shares which they acquired for a nominal amount, and these Founders’ Shares will have value only if we consummate the Business Combination;
•	our officers and directors beneficially own, in the aggregate, 235,000 Sponsors’ Shares which they acquired for $10.00 per share, and these Sponsors’ Shares will have value only if we consummate the Business Combination;
•	our Sponsors, who own 3,448,646 Founders’ Shares and 1,363,400 Sponsors’ Shares, have business relationships with our officers and directors;
•	our officers, directors, and Sponsors will not receive liquidation distributions with respect to any of their Founders’ Shares or Sponsors’ Shares if we fail to consummate the Business Combination within the required time period;
•	the Founders’ Shares beneficially owned by our officers, directors, and Sponsors will be released from escrow only if the Business Combination is successfully completed;
•	our officers, directors, and Sponsors have agreed that the Sponsors’ Shares will not be sold or transferred by them until 30 days after we have completed the Business Combination;
•	two of our officers and the estate of one of our former officers have agreed to be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;
•	unless we consummate the Business Combination, our officers, directors, Advisory Board members and Sponsors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the sum of the amount of available proceeds not deposited in the Trust Account, the amount of interest income from the Trust Account that will be released to us as working capital and the proceeds of any debt or equity financing provided by them;
•	the continuation of one of our existing directors as a director of the Company following the consummation of the Business Combination; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a broker non-vote.

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote against the Amended and Restated Charter Proposal, the 2015 Stock Plan Proposal, and the Adjournment Proposal. Broker non-votes will have the effect of a vote against the Amended and Restated Charter Proposal, but will have no effect on the Business Combination Proposal, the 2015 Stock Plan Proposal, the Director Election Proposal and the Adjournment Proposal.

Voting Your Shares

Each share of Class A Common Stock that you own in your name entitles you to one vote on each of the proposals for the special meeting. Your one or more proxy cards show the number of shares of Class A Common Stock that you own. There are several ways to vote your shares of Class A Common Stock:

•	You can vote your shares by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of Class A Common Stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Business Combination Proposal, “FOR” the Amended and Restated Charter Proposal, “FOR” the Director Election Proposal, “FOR” the 2015 Stock Plan Proposal, and “FOR” the Adjournment Proposal.
•	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of Class A Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Class A Common Stock.

Revoking Your Proxy

If you give a proxy, you may revoke it or change your vote at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•	you may notify R. Bradley Forth, the Company’s Secretary, in writing to c/o HF2 FINANCIAL MANAGEMENT INC., 999 18th Street, Suite 3000, Denver, Colorado 80202, before the special meeting that you have revoked your proxy; or
•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters To Be Presented at the Special Meeting

Our board of directors is aware of no other matter that may be brought before the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call R. Bradley Forth, Chief Financial Officer and Secretary, at (303) 498-9737 or you may call Morrow, our proxy solicitor, at (800) 662-5200, for individuals, or (203) 658-9400 for banks and brokerage firms.

Redemption Rights

Pursuant to our amended and restated certificate of incorporation, in connection with the Business Combination holders of our public shares may elect to have their shares redeemed for cash at the Redemption Price. As of December 31, 2014 this would have amounted to approximately $10.50 per share. If a holder exercises its Redemption rights, then such holder will be exchanging its shares of Class A Common Stock for cash and will no longer own shares and will not participate in our future growth, if any. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking Redemption rights with respect to 20% or more of the shares of Class A Common Stock sold in our IPO; provided, however, that a public stockholder is still entitled to vote against the Business Combination Proposal with respect to all shares of Class A Common Stock sold in our IPO owned by him or his affiliates.

In order to exercise your Redemption rights, you must:

•	affirmatively vote for or against the Business Combination Proposal;
•	check the box on the enclosed proxy card to elect redemption;
•	check the box on the enclosed proxy card marked “Shareholder Certification;”
•	submit a request in writing prior to 5:00 p.m., Eastern time on February 13, 2015 that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

•	deliver your public shares either physically or electronically through DTC’s DWAC (Deposit/Withdrawal At Custodian) System to our transfer agent prior to 5:00 p.m., Eastern time, on February 13, 2015. Stockholders seeking to exercise their Redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

If you exercise your Redemption rights, your shares of Class A Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive the Redemption Price. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption. If the Business Combination is not consummated, these shares will not be redeemed and will be returned to you.

If the Business Combination is not approved or consummated and we do not consummate another initial business combination by March 21, 2015, we will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders.

Appraisal Rights

Appraisal rights are not available to holders of shares of Class A Common Stock or Class B Common Stock in connection with the Business Combination.

PROPOSAL NO. 1 — APPROVAL OF THE BUSINESS COMBINATION

We are asking our stockholders to approve and adopt the Investment Agreement and the transactions contemplated thereby, including the Business Combination. Our stockholders should carefully read this proxy statement in its entirety for more detailed information concerning the Investment Agreement, a copy of which is attached as Annex A to this proxy statement. Please see the subsection entitled “The Investment Agreement” below for additional information and a summary of certain terms of the Investment Agreement. You are urged to read carefully the Investment Agreement in its entirety before voting on this proposal.

Our amended and restated certificate of incorporation provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the shares of Class A Common Stock that are voted on this proposal at the special meeting.

The Investment Agreement

This section describes the material provisions of the Investment Agreement, but does not purport to describe all of the terms of the Investment Agreement. The following summary is qualified in its entirety by reference to the complete text of the Investment Agreement, a copy of which is attached as Annex A hereto, which is incorporated herein by reference. Stockholders and other interested parties are urged to read the Investment Agreement and the related agreements described under “— Related Agreements” carefully and in their entirety (and, if appropriate, with the advice of financial and legal counsel) because they are the primary legal documents that govern the Business Combination.

The Investment Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Investment Agreement. The representations, warranties and covenants in the Investment Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.

Business Combination Structure

Subject to the terms and conditions of the Investment Agreement, we will acquire a number of Class A Units equal to the aggregate number of shares of Class A Common Stock outstanding immediately after giving effect to Redemptions, which we refer to as the Acquired Units. In exchange for the issuance of the Acquired Units, we will contribute to ZGP an amount in cash equal to the assets in the Trust Account immediately after giving effect to Redemptions less our aggregate costs, fees and expenses incurred in connection with or pursuant to the consummation of the Business Combination (including deferred commissions payable to investment advisors).

In connection with the Business Combination, immediately after the Closing, the ZGP Founder Members will retain 7,000,000 Class A Units, subject to each of the following adjustments:

•	if ZGP’s net working capital at the time of the Closing is less than a minimum net working capital threshold of $3 million, the number of retained Class A Units will be decreased by an amount equal to such shortfall divided by $10.50;
•	if ZGP’s 2014 cash basis earnings (before depreciation, amortization, transaction expenses and specified employee plan expenses) is less than $28 million, the number of retained Class A Units will be decreased by an amount equal to such shortfall divided by $10.50;
•	if ZGP has any indebtedness, the number of retained Class A Units will be decreased by an amount equal to the amount of such indebtedness divided by $10.50;
•	if ZGP has any unpaid transaction expenses that are not accrued in its net working capital, the number of retained Class A Units will be decreased by an amount equal to the amount of such indebtedness divided by $10.50; and

•	if the Expense Payments exceed $10 million, the number of retained Class A Units will be increased by an amount equal to such excess divided by $10.50.

The calculation of the number of Class A Units retained by the ZGP Founder Members at the time of Closing will be based on estimated amounts. After the Closing, the number of retained Class A Units will be adjusted based on final amounts through transfers of Class A Units between the ZGP Founder Members and the Company, other than in the case of post-Closing adjustments for Expense Payments which will be reflected through issuance or cancellation of Class A Units to the ZGP Founder Members.

The Company and the ZGP Founder Members agreed that the number of Units issued to, and the relative percentage interests of, the Company and the ZGP Founder Members in ZGP as of the Closing is based on a preliminary determination of the fair market value of ZGP’s assets as of the Closing and that such number of Units and relative percentage interests may be adjusted and finally determined during the five-year period following the Closing by ZGP’s release of up to an additional 2,800,000 Units to the ZGP Founder Members, which we refer to as the Additional Founder Units. Additional Founder Units will be released to the ZGP Founder Members during the five-year period after the Closing as follows:

•	800,000 Class A Units if the average per share closing price of Class A Common Stock over any 20 consecutive trading-day period plus cumulative dividends paid on a share of Class A Common Stock between the Closing and the day prior to end of such 20 consecutive trading-day period, which we refer to as Total Per Share Value, equals or exceeds $12.50;
•	800,000 Class A Units if the Total Per Share Value equals or exceeds $15.00;
•	600,000 Class A Units if the Total Per Share Value equals or exceeds $18.00; and
•	600,000 Class A Units if the Total Per Share Value equals or exceeds $21.50.

At the Closing, we will also cause the transfer of the 20,000,000 shares of Class B Common Stock (which is all of our outstanding Class B Common Stock) from the existing HF2 Class B Trust to the ZGP Founder Members who will deposit such shares of Class B Common Stock with the ZGH Class B Trust that will be controlled by Mr. Christian Zugel, who will become our Chief Investment Officer and Chairman upon the Closing. In his capacity as trustee of the ZGH Class B Trust, Mr. Zugel will have voting control over approximately 89.4% of our outstanding common stock, assuming no Redemptions of our Class A Common Stock in connection with the Business Combination, or 92.4%, assuming 7,142,857 shares of Class A Common Stock are redeemed. For more information about the trust, see “— The ZGH Class B Trust Agreement.”

ZGP may also issue up to 6,800,000 Class B Units at any time from and after the Closing. Of these Class B Units, 1,600,000 Class B-0 Units vest on the later of the date of grant and the second anniversary of the Closing. The remaining 5,200,000 Class B-1, Class B-2, Class B-3 and Class B-4 Units (which are the Additional Employee Units) vest in three equal installments only if the Class A Common Stock achieves certain Total Per Share Value thresholds as follows: one-third upon achieving the applicable threshold, one-third upon the first anniversary of such achievement and one-third upon the second anniversary of such achievement. Although the Class B Units are outstanding when issued, the Class B Units are not entitled to any distributions from ZGP (and thus will not participate in the Company’s income or loss) or other material rights until the Class B Units vest. At least 1,600,000 million Class B-0 Units are anticipated to be issued to key employees of ZAIS promptly after the Closing.

For a description of the Class B Units, see “— Second Amended and Restated Limited Liability Company Agreement — Units.”

The Business Combination is structured so that after the Closing the Company will have an “Up-C” structure. The Class A Units and the Class B Units will be exchangeable into shares of Class A Common Stock (initially on a one-for-one basis) or cash, at our option. The exchange rights are generally subject to a two-year lock-up period as well as other limitations. See “— Related Agreements — Exchange Agreement.” In connection with the Investment Agreement, we are required to enter into agreements that, among other things, reflect this structure. These agreements are described under “— Related Agreements”.

Closing of the Business Combination

The Closing is required to take place on the third business day following the later to occur of (i) January 1, 2015 and (ii) the day on which the last of the conditions to the Closing (described under “— Conditions to Closing of the Business Combination”) have been satisfied or waived or such other date as agreed to by the parties to the Investment Agreement. We expect the Closing to occur promptly following the special meeting, assuming that our stockholders approve the Business Combination Proposal and the Amended and Restated Charter Proposal.

Conduct of Business Pending the Business Combination

Each of HF2 and ZGP has undertaken covenants that place customary restrictions on it and its subsidiaries until the consummation of the Business Combination (or, if earlier, the date the Investment Agreement is validly terminated). Each has agreed to operate its business in the ordinary course and to maintain in effect all governmental permits and other approvals necessary to carry on its business. ZGP has agreed to manage its net working capital, make capital expenditures and use commercially reasonable efforts to preserve intact certain of its present business relationships. ZGP has also agreed that, subject to certain exceptions, ZGP will not, and will not permit any of its subsidiaries to, among other things, undertake the following actions:

•	amend their governing documents;
•	issue, deliver or sell, amend the terms of or split, combine or reclassify any of their equity interests or rights;
•	purchase, redeem or otherwise acquire any equity interest or rights;
•	make any capital expenditures in excess of $1 million in the aggregate;
•	acquire any business or entity by way of merger, consolidation asset purchase or make any loan or advancements;
•	incur long-term indebtedness in excess of $1 million in the aggregate or settle or cancel any indebtedness owed to them;
•	sell, license, transfer or otherwise dispose of, or suffer the imposition of, or assume a lien on, any material asset (other than obsolete assets);
•	except in the ordinary course of business, enter into, amend, modify, cancel or terminate any material contract;
•	settle, compromise or cancel any litigation, excluding settlements for monetary damages in an amount not to exceed $50,000 net of insurance proceeds;
•	change any material accounting principles, policies or practices or related methodologies;
•	except as required by applicable law or the terms of an existing employment benefit plan, (i) grant any severance, retention or termination pay to employees in excess of $1 million in the aggregate, (ii) materially increase the compensation or benefits provided to any employee, (iii) grant any interest-based or phantom equity awards to any employee, (iv) establish or amend any employee benefit plan, (v) hire any employees with a starting base compensation of $200,000 or more or (vi) terminate the employment of any key personnel which may result in the suspension of any investment period or advisory contract;
•	adopt or change any material accounting method in respect of tax, make or change any material tax election, incur any material liability for taxes, or take other tax related actions, subject to specified exceptions;
•	allow any insurance policy to lapse without replacement;
•	permit an employee, any ZGP Founder Member or any affiliate or immediate family member of such ZGP Founder Member to provide investment services outside of his or her employment by ZGP;

•	adopt a plan or agreement of complete or partial liquidation or dissolution;
•	make any payments, or accrue any liability, with respect to or under any tax sharing, tax indemnity or tax allocation with, or for the benefit of, ZGP, its subsidiaries or any of their affiliates;
•	enter into affiliate transactions;
•	make or declare any dividends or distributions payable to members of ZGP that would result in net working capital falling below the minimum net working capital threshold;
•	liquidate a fund or investment vehicle;
•	take any action that would be reasonably likely to materially adversely impede the consummation of the Business Combination; or
•	enter into any agreement to take any of the above actions.

HF2 has also agreed, subject to certain exceptions, that it will not undertake the following actions:

•	amend its governing documents or the trust agreement of the HF2 Class B Trust;
•	issue any shares of capital stock or any other equity interests or rights;
•	create any subsidiary or acquire any capital stock or other equity interest in any person or entity, or merge or consolidate with, or purchase any assets of, any person or entity;
•	incur any indebtedness;
•	declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock or other securities (or set any record date with respect to the foregoing) (excluding the Redemption);
•	split, combine, divide, subdivide, reclassify or redeem, purchase or acquire any shares of its capital stock or any of its other securities out of the ordinary course of business (excluding the Redemption);
•	engage in any transactions with HF2’s affiliates or its or its affiliates’ officers, directors, managers or employees outside the ordinary course of business;
•	enter into any contract that would require consent for the Business Combination;
•	change any of its methods of accounting or accounting practices in any material respect;
•	take any action that would be reasonably likely to materially adversely impede consummation of the Business Combination;
•	enter into any agreement, understanding or arrangement with respect to the voting of the Class A Common Stock;
•	initiate, compromise or settle litigation without consulting ZGP; or
•	agree or commit to take any of the above actions.

Additional Covenants of the Parties

The Investment Agreement also contains customary mutual covenants relating to the preparation of this proxy statement and other SEC-related documents calling the special meeting and seeking the approval of the Company’s stockholders for the Business Combination and other matters, the granting of access to information, public announcements with respect to the Business Combination, the procurement of applicable third party and regulatory consents, exclusivity with respect to the Business Combination (and with respect to any alternative transactions) and the preservation of HF2’s status as a listed company on NASDAQ.

Restrictive Covenants

Christian Zugel has agreed to non-competition, non-solicitation and other restricted covenants for a period of the later of five years following the Closing or two years after his employment is terminated. Among other things, under these restrictive covenants, Mr. Zugel may not:

•	invest in, own, manage, operate, finance, control, be employed by or participate in the ownership, management, operations or financing of, render service or advice or otherwise assist, any person or entity that engages in, owns, invests in, operates, manages or controls any business engaged in providing investment services with respect to mortgage, government, corporate or other credit products, including residential whole loans, RMBS, ABS, CRE, commercial whole loans, CMBS, investment grade government or corporate credit, high yield government or corporate credit or structured government or corporate credit vehicles or with respect to other products that compete with the business of ZGP or its subsidiaries in the United States, Asia or Europe, in each case other than minor passive investments, managing his own and his family’s assets and investments and owning an interest in and managing ZAIS Investments 2006, LLC;
•	solicit, hire or employ any employee of ZGP or its subsidiaries who was employed or engaged within one year of the Closing;
•	solicit or accept the business or provide investment services to any current, former or prospective client of ZGP or its subsidiaries or otherwise induce a client to cease doing business with ZGP or its subsidiaries;
•	accept employment at another company where a current or former member of the management team of ZGP is already employed;
•	publish or communicate any remarks or comments that disparage or impugn the character, business acumen or abilities of ZGP or its subsidiaries or its management employees; or
•	disclose or communicate any non-public, confidential or proprietary information of ZGP or its subsidiaries.

If Sonia Zugel becomes the trustee of the ZGH Class B Trust (as described below under “— The ZGH Class B Trust Agreement”), then she will also be subject to these restrictive covenants.

Representations and Warranties

The Investment Agreement contains representations and warranties made by each of the ZGP Founder Members, ZGP and the Company relating to themselves and their respective businesses.

In the Investment Agreement, each of the ZGP Founder Members and ZGP (as applicable) has made representations and warranties to the Company regarding (among other things):

•	the ZGP Founder Members title and ownership of interests in ZGP;
•	jurisdiction of organization, good standing and authority to carry on business;
•	authorization to enter into, deliver and perform, and the enforceability of, the Investment Agreement and related transaction agreements;
•	consents and regulatory filings that are required because of the Investment Agreement, the related transaction agreements or the transactions;
•	capitalization of ZGP and its subsidiaries;
•	financial statements, including compliance with GAAP, absence of GAAP liabilities and internal controls;
•	the absence of ZGP material adverse and other changes since December 31, 2013;
•	material contracts of ZGP or its subsidiaries;
•	registration of ZAIS and compliance under the Advisers Act and possession and status of permits;

•	ZGP and its subsidiaries’ compliance with law;
•	absence of restrictions on investment advisory activities, compliance of investment services with applicable law, status and terms of advisory contracts and clients;
•	funds and pooled investment vehicles, including organization, compliance with applicable laws, operations and financial statements;
•	employee benefit plans and ERISA matters;
•	litigation against ZGP and its affiliates and orders applicable to ZGP and its affiliates;
•	labor and employment matters, including compliance with labor laws and information about employees;
•	payment of taxes and tax liability;
•	status of insurance policies;
•	intellectual property of ZGP or its subsidiaries;
•	accuracy of books and records;
•	transactions with ZGP Founder Members or affiliates, directors or officers of ZGP or its subsidiaries;
•	status of risk management instruments;
•	absence of corrupt practices;
•	status of leased real property and compliance with real property leases;
•	marketable title or leasehold interests to assets reflected on ZGP’s financial statements and condition of assets; and
•	brokers entitled to a fee from the ZGP Founder Members or ZGP in connection with the transactions.

In the Investment Agreement, the Company has made representations and warranties to ZGP and the ZGP Founder Members regarding (among other things):

•	jurisdiction of organization, good standing and authority to carry on business;
•	authorization to enter into, deliver and perform, and the enforceability of, the Investment Agreement and related transaction agreements;
•	consents and regulatory filings that are required because of the Investment Agreement, the related transaction agreements or the transactions;
•	the authorized capital stock and the capitalization of the Company as of the date of the Investment Agreement;
•	litigation against the Company or certain litigation against the Company’s officers, directors and employees;
•	the Company’s compliance with law, including investigations of or proceedings against the Company by a self-regulatory organization;
•	absence of corrupt practices;
•	transactions with directors, officers or affiliates of the Company;
•	accuracy of the Company’s books and records and conduct of business;
•	compliance of the Company’s SEC related documents with federal securities laws and the accuracy of the Company’s SEC related documents;
•	financial statements, including compliance with GAAP;

•	acknowledgement that the Class A Units are subject to resale restrictions under securities laws;
•	the amount and nature of funds in the Trust Account and the conditions for release of Trust Account funds;
•	brokers entitled to a fee from the Company in connection with the transactions;
•	absence of employees and employee benefit plans;
•	absence of indebtedness;
•	status of the listing of the Class A Common Stock on NASDAQ;
•	material contracts of the Company; and
•	payment of taxes and tax liability.

The Investment Agreement is described in, and included as an annex to, this proxy statement only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding ZGP, the ZGP Founder Members, the Company or their respective businesses. Accordingly, the representations and warranties and other provisions of the Investment Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information.”

Definition of Material Adverse Effect

For the purposes of the Investment Agreement, a material adverse effect with respect to ZGP (which we refer to as a “ZGP material adverse effect”) means:

•	with respect to ZGP and its subsidiaries, any fact, event, change, condition, occurrence, development, circumstance or effect that, individually or in the aggregate with other facts, events, changes, conditions, occurrences, developments, circumstances or effects:
º	is, or would reasonably be expected to be, material and adverse to the business, assets, properties, liabilities, financial condition or results of operations of ZGP and its subsidiaries and their business, taken as a whole, or
º	would materially impair the ability of ZGP or the ZGP Founder Members to perform their respective obligations under the Investment Agreement or otherwise materially impede or delay the consummation of the Business Combination.

In determining whether a ZGP material adverse effect has occurred or is reasonably likely to occur, the effects to the extent resulting from or attributable to the following will be excluded:

(1)	changes in general economic or in equity or debt market conditions;
(2)	changes in applicable laws or accounting requirements or principles which are utilized by ZGP and its subsidiaries;
(3)	changes generally affecting the investment advisory industry;
(4)	changes in national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States;
(5)	actions, or effects of actions, taken by ZGP and its subsidiaries that are required under the terms of the Investment Agreement or at the written direction of HF2 or its affiliates;
(6)	natural disasters or “acts of God”;
(7)	any reduction in the level of the modified cash basis earnings of ZGP and to the extent reflected in the adjustment for cash basis earnings (however the underlying cause of any such reduction in this item may be considered in determining a ZGP material adverse effect);
(8)	any failure by ZGP and its subsidiaries to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying cause of any such reduction in this item may be considered in determining a ZGP material adverse effect); or
(9)	any event, circumstance, change or effect set forth in ZGP’s disclosure schedules relating to absence of changes since December 31, 2013;

excluding in the case of (1), (2), (3), (4) and (6), any such changes or effects that disproportionately affect or would reasonably be expected to disproportionately affect ZGP, its subsidiaries or their business compared to other persons or entities engaged principally in the business of providing investment services in the United States.

Conditions to Closing of the Business Combination

The obligation of the Company, ZGP and the ZGP Founder Members to complete the Business Combination is subject to the fulfillment or waiver of the following closing conditions:

•	the approval of the Business Combination by holders of a majority of the outstanding shares of the Class A Common Stock that are voted on the Business Combination Proposal;
•	obtaining the consent of any governmental authority necessary for the consummation of the Business Combination;
•	the absence of any order, law, judgment or ruling of any court or governmental entity that restrains or prohibits the consummation of the Business Combination, or any litigation brought by a governmental authority that would reasonably be expected to have the same effect; and
•	our having at least $5,000,001 of net tangible assets after giving effect to Redemption s and payment of the Expense Payments.

The obligations of ZGP and the ZGP Founder Members to complete the Business Combination are subject to the fulfillment or waiver of additional closing conditions, including:

•	after giving effect to Redemptions and the deduction for the Expense Payments, the sum of the amount of cash in the Trust Account plus other available cash of the Company plus any proceeds from new issuances of equity interests by ZGP is at least $100 million;
•	the accuracy of our representations and warranties, generally except to the extent that the failure of our representations and warranties to be accurate would not result in a material adverse effect on our ability to complete the Business Combination;
•	our performance in all material respects of our obligations, agreements, undertakings and covenants under the Investment Agreement;
•	the Class A Common Stock remaining listed on NASDAQ;
•	our certificate of incorporation being amended and restated as stated as set forth in Annex G and our bylaws are being amended and restated as set forth in Annex J;
•	that we have made appropriate arrangements to have all Trust Account proceeds disbursed to ZGP as promptly as practicable after the Closing, subject to the terms of the Investment Agreement;
•	that we have delivered to ZGP and the ZGP Founder Members signed copies of the Exchange Agreement, the New LLC Agreement, the Tax Receivable Agreement and Registration Rights Agreement; and
•	the resignation of the Company’s directors and officers that are specified by ZGP, provided that one member of our existing board of directors will not be required to resign.

The Company’s obligation to complete the Business Combination is subject to the fulfillment or waiver of additional closing conditions, including:

•	the accuracy of the representations and warranties of the ZGP Founder Members and ZGP, generally except to the extent that the failure of ZGP’s representations and warranties to be accurate would not result in a ZGP material adverse effect;
•	performance in all material respects of the ZGP Founder Members’ and ZGP’s respective obligations, agreements, undertakings and covenants under the Investment Agreement;
•	the absence of a ZGP material adverse effect; and
•	the ZGP Founder Members and the ZGP have delivered to us signed copies of the Exchange Agreement, the New LLC Agreement, the Tax Receivable Agreement and Registration Rights Agreement.

We cannot provide assurance as to when or if all of the conditions to the Business Combination will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of these conditions will not be satisfied.

Termination

HF2 and ZGP may terminate the Investment Agreement by mutual written consent at any time before the Closing. In addition, either HF2 or ZGP may terminate the Investment Agreement at any time before the Closing:

•	in the event of a breach by the other party of any representation, warranty, covenant or agreement (provided that the terminating party is not in material breach of the Investment Agreement) that would cause the failure of the applicable corresponding closing condition applicable to the party seeking termination to be satisfied (which is either incurable or not cured within 15 days after written notice of such breach has been furnished to the other party);
•	if the Business Combination has not been completed on or before March 21, 2015 unless the failure of the Business Combination to have been completed by such date was due to the terminating party’s material breach of the Investment Agreement;
•	if any court or governmental authority of competent jurisdiction issues any final and non-appealable order, decree or ruling or injunction that restrains or prohibits the consummation of the Business Combination, but only so long as the terminating party has used its reasonable best efforts to have such order, decree, ruling or injunction vacated or denied; or
•	if the Investment Agreement is not approved by our stockholders at our special meeting of stockholders (subject to any adjournment or recess of the meeting).

In the event of the termination of the Investment Agreement, no party to the Investment Agreement will have any liability other than liability for breaches of certain covenants or willful or knowing breach of the Investment Agreement.

Fees and Expenses

Generally, each party to the Investment Agreement will bear its own fees and expenses. The ZGP Founder Members will, whether directly or through an adjustment of the number of their Class A Units retained at the Closing, alone bear ZGP’s transaction expenses, including the expenses for providing financial or other information related to ZGP or the ZGP Founder Members related to this proxy statement. The expenses incurred in connection with the filing, printing and mailing of this proxy statement and the solicitation of the approval of our stockholders, and all filing and other fees paid to the SEC will be borne by us.

Indemnification of Directors and Officers; Directors’ and Officers’ Insurance

We have agreed to provide to each current or former officer or director of HF2, ZGP, or any of their respective subsidiaries rights to indemnification, advancement of expenses and exculpation from liability which are at least as favorable to such individuals as those set forth in the governing documents of the applicable entity.

Prior to the Closing, the ZGP Founder Members, on the one hand, and we, on the other hand, will purchase a tail policy under our respective, then-current directors’ and officers’ liability insurance. The cost of the applicable premium will be borne by the respective party.

Permitted Distributions

Prior to the Closing, ZGP will be permitted to make a distribution to the ZGP Founder Members of (i) all assets and properties of ZGP other than ZGP’s equity interest in ZAIS; and (ii) via assignment, the right to any accrued but uncollected fees and accounts receivable of ZAIS existing as of the Closing (“Uncollected Accounts”) equal in amount to the excess, if any, of net working capital over the required minimum net working capital as of the Closing (“Eligible Accounts”).

If ZGP fails to distribute an Eligible Account to the ZGP Founder Members prior to the Closing (i) the amount of such undistributed Eligible Account will be credited to the ZGP Founder Members’ capital accounts pro rata in accordance with each ZGP Founder Members’ percentage ownership of Units relative to the Units held in aggregate by the ZGP Founder Members as of the Closing; (ii) items of taxable income or gain attributable to such undistributed Eligible Account will be allocated pursuant to the New LLC Agreement; and (iii) ZGP will make a special distribution of such amount to the ZGP Founder Members pursuant to the New LLC Agreement.

Employee Matters

Prior to the Closing, the ZAIS Group, LLC Income Unit Plan and awards under that plan will be cancelled and terminated.

Trust Account Waiver

The ZGP Founder Members and ZGP have acknowledged that the Trust Account is for the sole benefit of HF2’s stockholders and have waived all rights, title, interests or claims in or to assets in the Trust Account. The ZGP Founder Members and ZGP agreed not to seek recourse or payment against the Trust Account or any funds distributed from the Trust Account in connection with Redemptions for any claim they may have against HF2 or any of its related parties, including with respect to a breach of the Investment Agreement.

Post-Closing Indemnification

Indemnification Obligations

Following the Closing and subject to the limitations described below, each Founder Member agreed to, severally and not jointly, indemnify and hold harmless HF2, ZGP and its subsidiaries from and against damages related to or arising directly or indirectly out of:

•	any breach or violation of any representation or warranty made by ZGP or such Founder Member in the Investment Agreement or any certificate delivered pursuant to the Investment Agreement;
•	any breach or violation of any covenant of such Founder Member in the Investment Agreement or any breach or violation of any covenant of ZGP in the Investment Agreement required to be performed at or prior to the Closing;
•	any indebtedness of ZGP or its subsidiaries outstanding at the Closing;
•	any unpaid transaction expenses of ZGP or the ZGP Founder Members that are not accrued as a current liability in ZGP’s net working capital; and
•	any taxes owed by ZGP or its subsidiaries for any tax period ended on or prior to the Closing and the portion of any applicable tax prior to the Closing (subject to specified exceptions).

Following the Closing and subject to the limitations described below, HF2 agrees to indemnify and hold harmless the ZGP Founder Members from and against damages related to or arising directly or indirectly out of:

•	any breach or violation of any representation or warranty made by HF2 in the Investment Agreement or any certificate delivered pursuant to the Investment Agreement; or
•	any breach or violation of any covenant of HF2 in the Investment Agreement.

After the Closing, these indemnification rights are the sole and exclusive remedy of the parties for breaches of the Investment Agreement, other than specific performance (and claims arising from fraud or intentional misrepresentation).

Limitations on Liability

Except in the case of fraud or intentional misrepresentation, (i) HF2’s or the ZGP Founder Members’, as the case may be, right to indemnification for breaches of representations and warranties will not exceed $15 million and (ii) HF2 or the ZGP Founder Members will not be entitled to seek indemnification until the aggregate amount of all damages for which indemnification is sought by such indemnified parties exceeds $750,000, and then only to the extent of any such excess. However, these limitations do not apply with respect to a breach of any fundamental representations or certain regulatory representations. Fundamental representations are representations relating to organization, authorization, consents, capitalization and brokers. For purposes of determining damage for a breach of representations, materiality qualifiers in the representations will not be given effect.

Recovery of indemnifiable losses are also subject to other limitations, such as reduction for insurance proceeds, tax benefits and mitigation obligations. The Investment Agreement contains customary provisions relating to the defense of third party claims for which either party may have a right to indemnity under the Investment Agreement.

Survival

Generally, the representations and warranties in the Investment Agreement survive for a period of 18 months after the Closing. However, fundamental representations survive until the sixth anniversary of the Closing and representations and warranties relating to ZGP’s taxes and HF2’s SEC-related filings survive until 90 days after the termination of the applicable statute of limitations. Covenants survive until performed.

Indemnification Payments

All indemnification payments pursuant to the Investment Agreement by HF2 will be payable in cash. All indemnification payments by the ZGP Founder Members will be payable through a transfer of Class A Units from the ZGP Founder Members to HF2. However, a maximum of $7.5 million in damages will be payable through a transfer of the Class A Units retained by the ZGP Founder Members at Closing, and any remaining damages shall be paid only through transfer of the Additional Founder Units. A Founder Member is only required to transfer a number of Class A Units proportional to its retained Class A Units at Closing.

Amendment of the Investment Agreement

The Investment Agreement may be amended or waived if such amendment or waiver is in writing and signed, in the case of an amendment, by all parties to the Investment Agreement, and in the case of a waiver, by the party against whom the waiver is to be effective. Although there are no specific requirements under the Investment Agreement to submit any amendments for the approval of HF2’s stockholders, in the event that any amendment would materially change the Closing Acquisition Consideration, materially reduce the ownership of HF2 in ZGP other than as contemplated therein or that otherwise by law would require the approval of our public stockholders, such amended Investment Agreement would be submitted to our public stockholders for approval together with a corresponding opportunity to redeem their Class A Common Stock.

On October 31, 2014, the Investment Agreement was amended to replace the original HF2 designated Required Independent Director with Bruce Cameron.

Governing Law and Venue; Waiver of Jury Trial

The parties have agreed that the Investment Agreement will be governed by New York law. Each party has irrevocably and unconditionally submitted to the exclusive jurisdiction of any state or federal court sitting in New York. Each party has further irrevocably waived any right such party may have to a trial by jury with respect to any dispute arising under the Investment Agreement or in connection with it.

Enforcement Post-Closing

From and after the Closing, prior approval by the Required Independent Directors (as defined below) must be obtained to approve the taking of any action by HF2 under the Investment Agreement (or the failure to enforce the rights of HF2 under the Investment Agreement), including the exercise of the power to: (i) prepare any statements to be delivered to ZGP and the ZGP Founder Members relating to the Closing Acquisition Consideration or Expense Payments and pursue any indemnification claims by HF2; (ii) pursue any indemnification claims or other permitted remedies for a breach of the Investment Agreement by a Founder Member under the Investment Agreement (or waive a breach of the Investment Agreement by any such party); (iii) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to, such indemnification claims; or (iv) approve or waive any provision of the Investment Agreement.

In addition, the Required Independent Directors are granted the authority and power to act on behalf of HF2 to take any action to enforce the rights and remedies of HF2 under the Investment Agreement including the matters referred to in clauses (i) through (iii) of the preceding paragraph. The costs of pursuing any such actions will be borne by ZGP, and the Required Independent Directors will be indemnified and held harmless by ZGP from and against any damages incurred or suffered on the part of the Required Independent Directors arising out of, relating to or in connection with the actions taken thereunder. The “Required Independent Directors” means (i) Bruce Cameron, but only for so long as he remains a director of HF2, and only during the period from the Closing until the date 18 months thereafter, and (ii) thereafter, a majority of the directors that are independent in accordance with NASDAQ standards and who also are not an affiliate or immediate family of any Founder Member (however, any person who serves as trustee of any ZGP Founder Member, will qualify as a Required Independent Director so long as he is a director that is independent in accordance with NASDAQ standards), any holder of Class B Units, Christian Zugel, Laureen Lim, Sonia Zugel or any of their respective affiliates.

Related Agreements

This section describes the material provisions of certain additional agreements to be entered into by the Company pursuant to the Investment Agreement (the “Related Agreements”), but does not purport to describe all of the terms thereof. The form of the Second Amended and Restated Limited Liability Company Agreement is attached as Annex B, the form of the Exchange Agreement is attached as Annex C, the form of the Registration Rights Agreement is attached as Annex D and the form of the Tax Receivable Agreement is attached as Annex E. Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Second Amended and Restated Limited Liability Company Agreement

On the date of Closing, ZGP’s limited liability company agreement will be amended and restated. We refer to ZGP’s amended and restated limited liability company agreement as the “New LLC Agreement.”

Managing Member

We will serve as the sole managing member of ZGP. Accordingly, we will control ZGP’s and ZAIS’s business and affairs and will be responsible for the management of the business. Although we will be the managing member of ZGP, the ZGP Founder Members will have certain consent rights, as described below under “— Consent Rights.”

Units

Interests in ZGP will be represented by the Units or other equity securities that we, in our capacity as managing member of ZGP, may establish. At the time of the Closing, there will be two classes of Units outstanding — the Class A Units and the Class B Units. The rights and obligations of the Class A Units and

Class B Units are the same, except that the Class A Units and Class B Units have different forfeiture requirements and the Class B Units are subject to vesting. Prior to vesting, a Class B Unit will not have any economic participation or other material rights in ZGP.

At the Closing, the ZGP Founder Members’ interests in ZGP outstanding immediately prior to the Closing will be converted into 7,000,000 Class A Units subjected to adjustment in accordance with the Investment Agreement. (See “— Investment Agreement — Business Combination Structure”). Substantially concurrently with this conversion, we will cause to be transferred to the ZGP Founder Members all of the outstanding shares of Class B Common Stock, which the ZGP Founder Members will in turn deposit into the ZGH Class B Trust.

The New LLC Agreement provides for the release of up to 2,800,000 Additional Founder Units in accordance with, and subject to the conditions set forth in, the Investment Agreement. (See “— Investment Agreement — Business Combination Structure”).

The New LLC Agreement also will provide for the grant of up to 6,800,000 Class B Units to employees of ZAIS subject to vesting conditions. The Class B Units are divided into five classes: Class B-0 Units, Class B-1 Units, Class B-2 Units, Class B-3 Units and Class B-4 Units. There are 1,600,000 authorized Class B-0 Units, all of which are anticipated to be granted shortly after the Closing, and will vest in full on the later of the applicable grant date and the second anniversary of the Closing. The remainder of the 5,200,000 Class B Units will be granted by a representative of the ZGP Founder Members so long as the Founder Member Ownership Threshold (as described below under “— Consent Rights”) is met. When such threshold is no longer met, we, in our capacity as managing member of ZGP, will grant these Class B Units in our discretion.

The Class B-1, B-2, B-3 and B-4 Units will vest one-third when the Total Per Share Value meets or exceeds certain thresholds, and one-third on each of the first anniversary and second anniversary of such event. The Total Per Share Value thresholds must be met during the five year period after the Closing. The number of Class B Units subject to grant and the Total Per Share Values are as follows:

•	1,200,000 Class B-1 Units if the Total Per Share Value exceeds $12.50;
•	1,200,000 Class B-2 Units if the Total Per Share Value equals or exceeds $15.00;
•	1,400,000 Class B-3 Units if the Total Per Share Value equals or exceeds $18.00; and
•	1,400,000 Class B-4 Units if the Total Per Share Value equals or exceeds $21.50.

All of the Class B Units are subject to forfeiture upon certain events (see “— Class B Restrictive Covenants; Class B Unit Forfeiture”).

Assuming (i) no stockholders of the Company elect to have their shares of Class A Common Stock redeemed, (ii) there are no Closing adjustments to the Units held by the ZGP Founder Members or us pursuant to the Investment Agreement and (iii) the grant of 1,600,000 Class B-0 Units, immediately after the Closing, the Company will hold approximately 73.3% of the outstanding equity in ZGP, the ZGP Founder Members will hold approximately 21.7% of the outstanding equity of ZGP, and the employees will hold the remaining 5% of the outstanding equity of ZGP.

The Units are subject to adjustment in the case of a dividend, recapitalization, reorganization, merger, consolidation, combination, exchange and other similar events.

Additional Issuances of Units; Redemption

Subject to the below described ZGP Founder Members’ consent rights, we, in our capacity as managing member of ZGP, may issue and create additional classes of Units or equity securities of ZGP (including fixing the designations, powers, preferences and rights of Units and securities) and admit new members.

We may issue Units to ourselves for a purchase price equal to fair market value. However, dilutive issuances to us of Class A Units will be made at a per Unit price equal to the average ten-day closing price of Class A Common Stock multiplied by the exchange ratio, which is the inverse of the exchange rate set forth in the Exchange Agreement. With respect to these dilutive issuances of Units to us, the ZGP Founder

Members will have a preemptive right to purchase such Units so long as the Founder Member Ownership Threshold is met. Each ZGP Founder Member will have the right to purchase up to a number of such Units to allow such ZGP Founder Member to maintain its percentage ownership of all the Units.

Generally, if we issue a share of Class A Common Stock or any other equity securities of the Company, we are required to contribute the net proceeds received from such issuances to ZGP in exchange for a number of Class A Units equal to the exchange ratio for each share of Class A Common Stock issued or some other equivalent equity security of ZGP (in the case of equity issuances other than Class A Common Stock). In the case of an issuance of Class A Common Stock to a participant under the 2015 Stock Plan, appropriate similar adjustments shall be made in order to preserve our corresponding percentage ownership of Class A Units.

Conversely, if any shares of Class A Common Stock are redeemed by us for cash, ZGP will (unless we elect to adjust the exchange rate set forth in the Exchange Agreement), redeem a number of Class A Units held by us equal to the number of shares of Class A Common Stock so redeemed multiplied by the exchange ratio, at the same aggregate redemption price.

Consent Rights

So long as the ZGP Founder Members hold at least 10% of our capital stock (which includes securities exercisable for or convertible into our capital stock) whether directly or indirectly through ownership of Units exchangeable or convertible into our capital stock (“Founder Member Ownership Threshold”), ZGP cannot take any of the following actions without the consent of the ZGP Founder Members:

•	enter into any transaction with us that is not arm’s length other than as contemplated in the agreements documenting the Business Combination;
•	convert ZGP into a corporation or take any other action that would cause ZGP to be treated as a corporation for tax purposes;
•	dissolve, liquidate or otherwise wind up ZGP (other than pursuant to a change of control event);
•	enter into any agreement or otherwise commit to take any of the actions set forth above; or
•	borrow (whether itself or its subsidiaries) from any ZGP member or affiliate of a ZGP member or enter into a guarantee of its indebtedness with any ZGP member or affiliate of a ZGP member.

The ZGP Founder Members will also have consent rights or control rights related to certain tax matters, in some instances regardless of whether the Founder Member Ownership Threshold is then satisfied. Among other things, we, in our capacity as managing member of ZGP, cannot make any tax elections or other tax related decisions that have a potential material and adverse bearing on any of the ZGP Founder Members. In addition, a representative of the ZGP Founder Members will control the preparation of ZGP’s tax return for, and the defense of any tax audit with respect to, the fiscal year of ZGP that includes the date of the Closing.

The Company also may not enter into any transaction with Mr. Christian Zugel, any of his family members or their respective affiliates without the prior consent of a majority of our independent directors.

The ZGP Founder Members also will have rights to receive ZGP’s draft fiscal year budgets and audited year-end financial statements. These information rights will terminate when the Founder Member Ownership Threshold is no longer satisfied.

Distributions and Taxes

Holders of Units (including us) will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of ZGP. Except as otherwise required under Section 704(c) of the Internal Revenue Code of 1986, as amended (the “Code”), Code, including with respect to income generated in respect of the undistributed Eligible Accounts, net profits and net losses of ZGP will be generally allocated to its Unit holders (including us) pro rata in accordance with their respective ownership percentage of the Units. Subject to certain exceptions, ZGP is required to make quarterly cash distributions to its Unit holders based on the cumulative taxable income of ZGP multiplied by the applicable highest effective marginal combined federal, state and local income tax rate for an individual resident (or corporate resident, if greater)

in New York, New York, taking into account the character of the associated income, the year in which such income is recognized and the deductibility of state and local income taxes for federal income tax purposes and any limitations thereon.

ZGP is also obligated to make special distributions to the ZGP Founder Members in an aggregate amount equal to the undistributed Eligible Accounts as amounts attributable to such Undistributed Eligible Accounts are received by the Company.

Holders of unvested Class B Units are not entitled to receive any distributions with respect to such Class B Units until they are vested.

Other than tax distributions and the special distributions to the ZGP Founder Members, other distributions are made at our sole discretion, in our capacity as managing member of ZGP.

Company Expenses

ZGP will pay all costs, fees and expenses incurred by us in connection with the Investment Agreement and the related transaction documents or in connection with serving as managing member of ZGP. These expenses include costs of our securities offerings, compensation to our board of directors, costs of complying with our SEC filing obligations, litigation costs and accounting and legal fees. These expenses do not include our income or franchise tax obligations, other than Delaware franchise taxes or our payment obligations under the Tax Receivable Agreement.

Class B Restrictive Covenants; Class B Unit Forfeiture

From the time a member holding Class B Units (a “Class B Member”) becomes a member of ZGP until one year following his or her termination of employment by ZAIS for any reason, each such Class B Member cannot (and will cause his, her or its affiliates not to), without prior written consent of the Managing Member (subject to certain exceptions):

•	invest in, own, manage, operate, finance, control, be employed by or participate in the ownership, management, operations or financing of, render service or advice or otherwise assist, any person or entity that engages in, owns, invests in, operates, manages or controls any business engaged in the providing of investment services with respect to mortgage, government, corporate or other credit products, including residential whole loans, RMBS, ABS, CRE, commercial whole loans, CMBS, investment grade government or corporate credit, high yield government or corporate credit or structured government or corporate credit vehicles or with respect to other products that compete with the ZGP business in the United States, Asia or Europe, in each case other than minor passive investments and managing his or her own or his or her own family’s assets or investments;
•	solicit, hire or employ any employee of ZGP or its subsidiaries who was employed or engaged by ZAIS;
•	solicit the business of any current, former or prospective client of ZAIS or otherwise induce a client to cease doing business with ZAIS;
•	publish or communicate any remarks or comments that disparage, impugn the character or business acumen or abilities of ZAIS or its management employees; or
•	disclose or communicate any non-public, confidential or proprietary information of ZGP or its subsidiaries.

A Class B Member will automatically forfeit his or her unvested Class B Units upon termination of his or her employment by ZAIS, resignation of his or her employment or upon such Class B Member’s breach of the above described restrictive covenants in the New LLC Agreement or any other similar restrictive covenants that such Class B Member may be subject to. In addition, if a Class B Member breaches his or her restrictive covenants (whether in the New LLC Agreement or otherwise), such Class B Member will cease to have any rights or benefits under the New LLC Agreement other than the right to receive distributions and allocations, and ZGP may redeem all or any portion of such Class B Member’s vested Class B Units at a price per Unit of $0.01.

Transfers of Units

So long as the Founder Member Ownership Threshold is met, we cannot directly or indirectly transfer any Units without the prior written consent of the Founder Member Representative (as described under “— Founder Member Representative”), excluding transfers to a controlled affiliate, a change of control event and other specified exceptions.

Similarly, no other ZGP member may directly or indirectly transfer any of its Units without our consent other than pursuant to the terms of the Exchange Agreement and certain permitted transfers to affiliates, family members or in connection with the exercise of a ZGP Founder Member’s co-sale rights. In addition, any transfer by a Founder Member will also require the consent of the Required Independent Directors. ZGP will have the right to redeem the Units held by any ZGP member (other than the managing member) at a per Unit price of $0.01 if such ZGP member violates these transfer restrictions.

ZGP members also may not transfer Units if such transfer would violate securities laws or other specified laws, violate loan or debt instruments of us or ZGP, result in ZGP being taxed as a corporation or result in other specified consequences.

Drag-Along; Co-Sale Rights

If a change of control transaction is approved by both us, in our capacity as managing member, and (if the Founder Member Ownership Threshold is met) by the Founder Member Representative (as defined below), then each ZGP member (other than the managing member) will be required to approve the change of control transaction and take other actions reasonably necessary or desirable to effect the change of control transaction. These other actions include agreeing to sell such member’s Units or Class A Common Stock on terms and conditions approved by us and, if applicable, the Founder Member Representative. The proceeds of any such sale will be allocated among the ZGP members in accordance with the distribution provisions that apply upon a liquidation and dissolution of ZGP.

If ZGP does not exercise its drag-along rights with respect to a change of control transaction, each ZGP Founder Member will have a co-sale right with respect to such transaction. The co-sale right allows a ZGP Founder Member to sell a percentage of its Units equal to the proportion of our Units that are being sold in such transaction.

Exculpation and Indemnification

The New LLC Agreement provides that current and former members of ZGP (excluding Class B Members) and, if so determined by us, employees and other related persons of ZAIS (collectively “Covered Persons”), will not be held liable for their actions or failures to act so long as such actions or failures to act were taken or made in good faith on behalf of ZGP and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person. ZGP also is required to indemnify each Covered Person from liabilities relating to any act or omission performed or omitted by such Covered Person on behalf of the Company in its capacity as a member of ZGP. There is no exculpation or indemnification for actions or omissions that are not taken in good faith or that involve intentional misconduct or a knowing violation of law or transactions where there was an improper personal benefit.

In addition, to the extent we are required to indemnify our directors, officers, employees, advisors, representatives or agents pursuant to our operating documents, all such costs, fees, expenses or other amounts will be paid by ZGP. ZGP is also required to maintain a director and officer insurance policy in favor of the directors, officers and managers of ZGP and the Company.

The ZGP members agreed that no member of ZGP (including us) owes fiduciary duties to any other member of ZGP. However, ZGP members are subject to the contractual covenant of good faith and fair dealing. Any officers of ZGP will owe fiduciary duties to ZGP and its members of the type owed by officers under Delaware law.

Founder Member Representative

The ZGP Founder Members have appointed Mr. Christian Zugel as their representative (the “Founder Member Representative”) under the New LLC Agreement. The Founder Member Representative may, on behalf of the ZGP Founder Members or any Class B Member, waive any rights of the ZGP Founder Members or the Class B Members under the New LLC Agreement. Mr. Zugel can be replaced as Founder Member Representative by vote of the ZGP Founder Members only if Mr. Zugel has died or is incapacitated. If Mr. Zugel breaches any non-compete, non-solicit or certain other restrictive covenants, the Founder Member Representative will have no further consent rights under the New LLC Agreement.

Amendments

Any amendment to the New LLC Agreement must be signed by ZGP and us (after obtaining the approval of the Required Independent Directors). In addition, so long as the Founder Membership Ownership Threshold is met, any amendment to the New LLC Agreement will also require the approval of the Founder Member Representative (subject to certain exceptions). Regardless of whether the Founder Member Ownership Threshold is met, generally any amendment that would materially and adversely affect the rights or duties of a ZGP member on a discriminatory and non-pro rata basis will require the consent of such member.

Exchange Agreement

On the date of Closing, the Company, ZGP, the ZGP Founder Members and the ZGH Class B Trust will enter into the Exchange Agreement. The Exchange Agreement entitles each Founder Member to exchange Class A Units that it holds for either (at the Company’s option):

•	a number of shares of Class A Common Stock equal to the exchange rate (which initially will be one-to-one, subject to customary conversion rate adjustments for stock splits, stock dividends, reclassifications and certain other transactions that would cause the number of outstanding shares of Class A Common Stock to be different than the number of Class A Units),
•	cash in an amount equal to the fair market value of the Class A Common Stock subject to exchange, or
•	a combination of shares of Class A Common Stock and cash, as described above.

Holders of Class B Units also may become a party to the Exchange Agreement and will be entitled to exchange their vested Class B Units (but not unvested Class B Units) for shares of Class A Common Stock, cash or a combination of the two at the same exchange rate and generally, the same terms. Exchanges can occur generally only on the first business day of any fiscal quarter.

Generally, the ZGP Founder Members and the holders of Class B Units are not entitled to exercise their exchange rights until the first fiscal quarter after the second anniversary of the Closing. In addition, during any 12-month period after the second anniversary of the Closing, the holders of Units are subject to further limitations on exchange. During any such 12-month period, a ZGP Founder Member may only exchange up to 25% of the aggregate number of Class A Units it held as of the first day of such 12-month period in which the exchange occurs. This limitation will expire after the first exchange date at which such ZGP Founder Member no longer holds Class A Units exceeding 10% of the maximum number of Class A Units previously held by such ZGP Founder Member. During any such 12-month period, a holder of Class B Units may only exchange a number of vested Class B Units in an amount not to exceed 25% of an amount equal to (x) the aggregate number of vested Class B Units held by such Class B Member as of the first day of such 12-month period in which the applicable exchange occurs minus (y) the cumulative number of Class B Units for which a tax-related exchange exception was provided (as described below). This limitation will expire after the first exchange date at which time such Class B Member ownership of Class B Units no longer exceeds 10% of an amount equal to (x) the maximum number of Class B Units previously held by such Class B Member minus (y) the cumulative number of Class B Units for which a tax-related exchange exception was provided.

The Exchange Agreement provides for exceptions to these limitations on exchange rights. First, upon the vesting of any Class B Units or upon the issuance of any immediately vested Class B Units, within 12 months of such date, in the event that the Class B Member’s tax obligations exceed the net proceeds such Class B Member could receive upon a sale of the shares of Class A Common Stock issuable in exchange for his or her vested Class B Units, such Class B Member will instead be entitled to immediately exchange a number of vested Class B Units so that the net proceeds from the sale of the Class A Common Stock into which such newly vested or issued Class B Units are exchangeable would be sufficient to satisfy his or her tax obligations. This tax-related exchange exception applies from the date of Closing.

Second, after the second anniversary of the Closing, the limitations on exchange rights can be waived by the compensation committee of the Board (in the case of the ZGP Founder Members’ limitations) or either the Chairman of the Board or the compensation committee of the Board (in the case of the Class B Members’ limitations).

Finally, holders of Units will be able to exchange their Units for Class A Common Stock upon a change of control of the Company, regardless of when that change of control occurs. A change of control includes a sale, lease or transfer of all or substantially all of the Company’s assets, including a sale of all Class A Units held by the Company; a person or group of persons (within the meaning of Section 13(d) of the Exchange Act) becoming the beneficial owner of a majority of the Company’s voting securities (excluding a group that includes Mr. Christian Zugel, his affiliates or the ZGH Class B Trust) and a merger after the consummation of which members of our board of directors do not comprise at least a majority of the board of directors of the resulting entity or the Company’s voting securities do not represent a majority of the voting securities of the resulting entity.

The Exchange Agreement also provides that shares of Class B Common Stock held by the ZGH Class B Trust will be cancelled once the ZGP Founder Members’ ownership of our capital stock (which includes securities exercisable for or convertible into our capital stock) whether directly or indirectly through ownership of Units exchangeable or convertible into our capital stock (the “Founder Member Ownership Percentage”) falls below certain thresholds. Once the Founder Member Ownership Percentage falls below 20%, the ZGH Class B Trust will surrender a percentage of its shares of Class B Common Stock equal to (x) 20% minus the Founder Member Ownership Percentage at such time divided by (y) 20%. After such adjustment, if the Founder Member Ownership Percentage decreases, the ZGH Class B Trust will surrender a number of shares of Class B Common Stock equal to (x) the percentage reduction in the Founder Member Ownership Percentage divided by (y) 20% multiplied by (z) the number of shares of Class B Common Stock outstanding as of the Closing. When the Founder Member Ownership Percentage falls below 5%, or if certain ZGP Founder Members breach their non-competition or other specified restrictive covenants in the Investment Agreement, the ZGH Class B Trust will surrender all of its shares of Class B Common Stock to the Company. Any shares of Class B Common Stock surrendered to the Company will be automatically deemed cancelled.

ZGP and the exchanging holder of Units will bear their own expenses in connection with the consummation of any exchange. Generally, ZGP will also bear any transfer taxes, stamp taxes or duties, or other similar taxes as well as any other expenses incurred by the Company in connection with an exchange.

The Exchange Agreement also provides that a holder of Units will not have the right to exchange Units if ZGP or the Company reasonably determines that such exchange would be prohibited by law or regulation or would violate the New LLC Agreement or other agreements of the Company or ZAIS to which the holder of Units may be subject. ZGP or the Company may impose additional restrictions on exchanges that it determines are necessary or advisable so that ZGP is not treated as a “publicly traded partnership” for United States federal income tax purposes.

Registration Rights Agreement

On the date of Closing, the Company will enter into the Registration Rights Agreement with the ZGP Founder Members pursuant to which the Company will grant registration rights to the ZGP Founder Members and other holders of Units that become a party to the Registration Rights Agreement (the “Registration Rights Holders”) with respect to shares of Class A Common Stock to be issued upon exchange of the Class A Units or vested Class B Units pursuant to the Exchange Agreement. Any such securities registered under any registration statement will be available for sale in the open market unless restrictions apply.

Demand Registration Rights

Registration Rights Holders have the right to demand that the Company register their Class A Common Stock for resale, subject to the conditions set forth in the Registration Rights Agreement. A demand registration must be for securities reasonably expected to result in aggregate gross proceeds in excess of $20 million.

However, the Registration Rights Holders may not exercise their demand registration right more than once in any 12 month period. In addition, the Company will not be obligated to affect a demand registration within 180 days of the effective date of a registration statement filed by us or if a qualifying shelf registration statement is effective. The Company may postpone the filing of a registration statement for a reasonable period of time not in excess of 75 days once in any 12-month period if our board of directors determines in its good faith judgment that the filing would reasonably be expected to materially adversely affect any bona fide material financing or any material transaction under consideration by the Company or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time that would reasonably be expected to materially adversely affect the Company. The underwriters of any underwritten offering have the right to limit the number of shares to be included in a registration statement filed in response to the exercise of these demand registration rights. The Company must pay all expenses, except for underwriters’ fees, fees and disbursements of any counsel retained by the Registration Rights Holders (subject to certain exceptions) and any other expenses not specified in the Registration Rights Agreement that are incurred by the Company in connection with these demand registration rights.

S-3 Registration Rights

If the Company is eligible to file a registration statement on Form S-3, the Registration Rights Holders can request that the Company register their shares for resale on a shelf registration statement. Any registration must be reasonably expected to result in aggregate gross proceeds of at least $10 million. The Registration Rights Holders cannot make more than three demands for an S-3 registration in any 12-month period. If the Company is eligible as a “Well Known Seasoned Issuer” under the Securities Act, the requesting holders may request that the shelf registration statement utilize the automatic shelf registration process under Rule 415 and Rule 462 promulgated under the Securities Act. The same underwriter cut-back and ability for the Company to postpone the registration statement filing for demand registrations applies, except the time period that the Company may postpone the filing is 90 days in any 12-month period under most circumstances.

Piggyback Registration Rights

Registration Rights Holders will have the right to “piggyback” on most types of registration statements that the Company files. If the Company registers any securities for public sale, Registration Rights Holders have the right to include their shares in the registration for resale by the Registration Rights Holders, subject to the conditions set forth in the Registration Rights Agreement.

Tax Receivable Agreement

On the Closing Date and as a condition precedent for the Closing, we will enter into the Tax Receivable Agreement with the ZGP Founder Members (and any holder of Class B Units that becomes a party to the Tax Receivable Agreement) that will require us to pay to the ZGP Founder Members and holders of vested Class B Units that exchange such Units for Class A Common Stock of the Company 85% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in the case of an early termination payment by the Company, or a change in control) as a result of the increases in tax basis and certain other tax benefits related to the exchange of Class A Units or the exchange of vested Class B Units for Class A Common Stock. This will be our obligation, and not that of ZGP. We would retain the remaining 15% of cash savings, if any, realized. Our IPO did not generate tax benefits and did not require payments pursuant to this agreement.

In addition, under the Tax Receivable Agreement, in the event that the ZGP Founder Members are required to recognize income or gain as a result of the release of Additional Founder Units to the ZGP Founder Members, we will be required to make a payment to the ZGP Founder Members in an amount equal to 100% of any tax refunds or reductions in taxes otherwise payable that we actually realize as a result.

Our obligation to make this additional payment does not terminate as a result of an early termination or change of control under the Tax Receivable Agreement.

Estimating the amount of payments that we may be required to make under the Tax Receivable Agreement is imprecise by its nature, because the actual increase in our share of ZGP’S tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:

•	the timing of exchanges of Class A Units or Class B Units for shares of Class A Common Stock — for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable and amortizable assets of ZGP at the time of the exchanges;
•	the price of Class A Common Stock at the time of exchanges of Class A Units or Class B Units — the increase in our share of the basis in the assets of ZGP, as well as the increase in any tax deductions, will be related to the price of Class A Common Stock at the time of these exchanges;
•	the extent to which these exchanges are taxable — if an exchange is not taxable for any reason, increased deductions will not be available;
•	the tax rates in effect at the time we utilize the increased amortization and depreciation deductions; and
•	the amount and timing of our income — we will be required to make payments with respect to 85% of the tax savings covered by the Tax Receivable Agreement, as and when realized, if any. If we do not have taxable income, we generally will not be required to make payments under the Tax Receivable Agreement for that taxable year because no tax savings will have been actually realized.

We expect that, as a result of the size of the increases in our share of the tax basis of the tangible and intangible assets of ZGP attributable to our interest therein, and assuming that there are no material changes in the relevant tax law, and that we earn sufficient taxable income to realize the full tax benefit of the increased depreciation and amortization of our assets, the payments that we make under the Tax Receivable Agreement will likely be substantial and could have a material adverse effect on our financial condition.

In addition, the Tax Receivable Agreement provides that, upon certain mergers, asset sales, other forms of business combinations, liquidations, other changes of control, or early terminations of the Tax Receivable Agreement our (or our successors’) obligations under the Tax Receivable Agreement with respect to Class A Units or Class B Units (whether exchanged or acquired before or in certain cases after such transaction) would be based on certain assumptions, including without limitation that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement.

Decisions made by the continuing members of ZGP, including Christian Zugel who also controls a majority of our outstanding voting power in his capacity as trustee of the ZGH Class B Trust, in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by an exchanging or selling party under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase an existing owner’s tax liability without giving rise to any rights of a party to receive payments under the Tax Receivable Agreement. Were the IRS to successfully challenge the tax basis increases described above, we would not be reimbursed for any payments previously made under the Tax Receivable Agreement. As a result, in certain circumstances, we could make payments under the Tax Receivable Agreement in excess of our actual cash savings in income tax. The accelerated timing of payments and the increase in our tax liability without reimbursement could affect the cash available to us and could impact our ability to pay dividends.

The ZGH Class B Trust Agreement

In connection with the Closing, the ZGP Founder Members and the Company will enter into a voting trust agreement, the form of which is attached as Annex I. The voting trust agreement establishes the ZGH Class B Trust (which we refer to as the ZGH Class B Trust). At the Closing, all of the outstanding shares of Class B Common Stock will be transferred from the HF2 Class B Voting Trust to the ZGP Founder Members and immediately deposited with the ZGH Class B Trust. The voting trust agreement provides that the trustee will have the sole power to vote the shares of Class B Common Stock in its sole discretion and also to surrender shares of Class B Common Stock in accordance with the Exchange Agreement. In his capacity as trustee of the ZGH Class B Trust, Mr. Zugel will have voting control over approximately 89.4% of our outstanding stock, assuming no Redemption of our Class A Common Stock in connection with the Business Combination or 92.4%, assuming 7,142,857 shares of Class A Common Stock are redeemed. Christian Zugel will be sole trustee of the ZGH Class B Trust until his death or legal incompetency. If either of these events occurs within eighteen months of the Closing, then Bruce Cameron will become the trustee. If either of these events occurs after eighteen months of the Closing, or if Mr. Cameron fails or ceases to act as trustee, Sonia Zugel (Mr. Zugel’s spouse) will become the sole trustee. If Mrs. Zugel is unable or unwilling to act as trustee or fails or ceases to act as a trustee, a successor trustee will be appointed by majority vote of Michael Szymanski, Mark Mahoney and Howard Steinberg. The voting trust agreement is irrevocable.

Background of the Business Combination

We were formed on October 5, 2012 to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. Although our efforts to identify an initial business combination were not limited to a particular industry or geographic region, we intended to focus on companies operating in the financial services industry. The registration statement for the IPO was declared effective on March 21, 2013, and the offering closed on March 27, 2013, generating net proceeds of approximately $185.9 million from the sale of 19,200,000 shares of Class A Common Stock, including full exercise of the underwriters’ over-allotment option and shares of Class A Common Stock purchased by our Sponsors in a concurrent private placement. As of September 30, 2014, the Trust Account held approximately $184,747,500 which will be released upon the consummation of the Business Combination.

At no time prior to the consummation of the IPO did we or any of our officers, directors, Sponsors or affiliates on our behalf identify, contact, or engage in any discussions regarding a business combination with any potential targets.

Promptly following the consummation of our IPO, we contacted investment banking firms, private equity firms, law firms and other third parties in an effort to identify prospective targets for a business combination. We also consulted the partners and employees of Berkshire Capital, an investment banking firm that provides merger and acquisition advisory services to investment management and securities firms, for whom our current Chairman and Chief Executive Officer, Bruce Cameron, also serves as President and Chief Executive Officer. Fourteen employees or equity holders of Berkshire Capital (including Messrs. Cameron and Forth) invested in us through Broad Hollow Investors LLC and Broad Hollow LLC, two of our Sponsors.

These initial outreach efforts combined with data available from public sources yielded an extensive initial target list which included more than 800 prospective business combination targets and sources of prospective business combination targets. We refined this list through further discussions with our officers, directors, Sponsors, employees of Berkshire Capital and their industry contacts based on the acquisition criteria set forth in the prospectus for our IPO. The refined list included more than 400 potential business combination targets and sources of potential business combination targets. As of July 23, 2014, we had held substantial discussions with more than 100 targets and had delivered preliminary written or oral indications of interest to more than 50 targets. These preliminary indications of interest allowed us to efficiently focus conversations with prospective partners on the important structural and financial implications of a potential transaction as well as to evaluate the character and motivations of the prospective partners. Of the targets to whom we delivered indications of interest, we reached preliminary agreements with four targets and presented these transaction opportunities to our board of directors. Because we did not reach preliminary agreements with any targets other than these four, no other potential transaction opportunities were presented to our board of directors for consideration. As explained in further detail below, we presented the first potential transaction opportunity (Target A) to our board of directors for consideration on June 3, 2013, and we presented the final three transaction opportunities (Target B, Target C and ZAIS) to our board of directors for consideration on July 22, 2014.

On January 2, 2014, we decided to expand our search efforts for potential targets to include industries outside of financial services and geographies outside of the United States. In these efforts, we contacted investment banking firms, private equity firms, law firms, and other advisors or agents across a broader spectrum of industries and geographies. We conducted substantial discussions with several parties engaged in various business activities outside of financial services. Of these substantial discussions, conversations with three potential targets became quite advanced. Ultimately, we decided not to pursue any of these transactions opportunities. While we discussed these potential opportunities with members of our board of directors in general terms, we did not reach a preliminary agreement with any of the parties and, therefore, we did not deliver any formal presentations to our board of directors with respect to any of these opportunities.

During the course of our discussions with potential targets, including potential targets operating in the financial services industry as well as potential targets with business activities outside of the financial services industry, issues arose that led to the termination or suspension of discussions regarding a potential combination with individual targets. These issues included, but are not limited to:

•	a lack of interest, either initially or following substantive discussions, for a variety of reasons, on the target’s part;
•	an inability to agree on valuation;
•	an inability to agree on transaction structure;
•	our management team’s lack of experience in or comfort with certain industries outside of financial services;
•	unfavorable issues identified in discussions or due diligence; and
•	accounting or other technical matters.

Following is a summary of our interactions with each of the four parties whom we came to preliminary agreement on terms.

Target A

On April 8, 2013, one of Berkshire Capital’s partners contacted us on behalf of Target A. Target A was a client of Berkshire Capital, and Berkshire Capital was leading a sale process on its behalf. We conducted a teleconference call with several of the target’s principals on April 25, 2013 to engage in preliminary discussions regarding the target’s business, our structure and a potential business combination. After determining mutual interest on the part of both us and the target, we delivered a preliminary non-binding indication of interest. On May 29, 2013, Messrs. Cameron and Forth and Richard S. Foote, our former Chief Executive Officer who passed away in April 2014, met with the target to conduct due diligence and discuss transaction structure. After reaching a preliminary agreement on terms, we discussed the transaction opportunity with our board of directors on June 3, 2013. At the board meeting on June 3, 2013, our management and board of directors decided to continue exploring transactions with other potential targets while remaining in touch with Target A. We and the target eventually terminated discussions due to a change in the target’s strategic objectives.

Target B

We were introduced to Target B by an investment banker from Berkshire Capital on April 4, 2013. At that time, we contacted the chief executive officer of the prospective target by telephone and held preliminary discussions regarding a potential transaction. On June 17, 2013, we executed a confidentiality agreement with this prospective target. An initial meeting between Mr. Foote and the target’s chief executive officer was arranged for July 10, 2013. Discussions regarding a potential business combination persisted during the summer and fall of 2013, but we and the target were unable to reach an agreement on a transaction primarily due to differing perspectives on valuation. We stayed in touch with the target and restarted discussions in earnest in the spring of 2014. On June 13, 2014, we delivered an initial draft non-binding term sheet to the target. After iterations and negotiations between us and the target throughout the balance of June and early July, we came to a preliminary agreement on the non-binding term sheet.

Target C

We were introduced to Target C by an investment banker from Berkshire Capital on January 23, 2014. We conducted an initial telephone call with the senior managing partner of the target on January 28, 2014. During the winter and early spring of 2014, we communicated regularly with the target and provided a variety of research materials and analyses to educate the target, explore potential transaction structures, and discuss attributes of the target and other considerations relevant to a potential business combination. On May 14, 2014, we executed a confidentiality agreement. Messrs. Cameron and Forth and Drew Murphy, one of our officers, met with the management team of the target on June 19, 2014 at the target’s offices. On July 10, 2014, we delivered an initial draft non-binding term sheet. After iterations and negotiations between us and the target for the following several weeks, we came to a preliminary agreement on the non-binding term sheet.

Target D (ZAIS)

We were introduced to ZAIS by a former client of Berkshire Capital on June 4, 2014. On June 7, 2014, we executed a confidentiality agreement with ZAIS, and on June 10, 2014, ZAIS provided us with a variety of initial due diligence items, including financial disclosure. After our initial review and analysis of the information provided, we conducted a follow-up teleconference call with ZAIS on June 13, 2014.

After determining that there was mutual interest to engage in further discussions regarding a potential business combination, Messrs. Zugel and Szymanski from ZAIS visited Berkshire Capital’s office on June 25, 2014 to meet with Messr. Murphy and Sean McCarthy, one of our officers. In this meeting, Messrs. Zugel and Szymanski discussed ZAIS’s strategic ambitions and enumerated the ways HF2’s capital could accelerate the implementation of ZAIS’s strategic growth initiatives. Messrs. Murphy and McCarthy provided a more detailed review of our structure and considerations with regards to a potential business combination. On July 7, 2014, we provided the illustrative economic analysis of a potential transaction and, subsequently, reviewed the analysis with Messrs. Zugel and Szymanski on July 8, 2014. With ongoing interest and an initial understanding of the economics of a potential transaction, we scheduled a broader, more comprehensive meeting at ZAIS’s headquarters in Red Bank, New Jersey. On July 10, 2014, Messrs. Cameron, Murphy and McCarthy met with several members of ZAIS management to discuss key issues related to a potential business combination. On July 16, 2014, Messrs. Forth, Murphy, and McCarthy held a conference call with ZAIS’s management to follow up on the in-person meeting from July 10th and subsequently delivered an initial draft non-binding term sheet to ZAIS later that day. After iterations and negotiations between us and ZAIS during the following week, we came to a preliminary agreement on the non-binding term sheet.

Board Determination

As of July 20, 2014, we had fully negotiated comprehensive non-binding term sheets with Target B, Target C and ZAIS. Although each of these three term sheets were generally non-binding in nature, each agreement included certain provisions which became binding on both parties upon the execution of the term sheet, including allocation of expenses, obligations of confidentiality and a requirement to negotiate exclusively with the other party for a certain period of time. On July 23, 2014, our board of directors convened to evaluate the three potential transaction opportunities and determine whether to move forward with one of the three targets. After a comprehensive review of information regarding the management, business prospects, results of operations and financial condition and other quantitative and qualitative factors and potential transaction terms of each prospective target, and after significant discussion and deliberation, our board of directors unanimously voted in favor of proceeding with ZAIS.

Due Diligence and Documentation

On July 24, 2014, we executed the non-binding term sheet with ZAIS. Upon executing the term sheet with ZAIS, our obligations of exclusivity under the term sheet precluded us from pursuing any other potential business combinations for 45 days. We believe that our proposal was attractive to ZAIS because we (i) could deliver significant capital to accelerate ZAIS’s growth initiatives, (ii) would allow the ZGP Founder Members to retain control through ownership of the Class B Common Stock, (iii) would provide a registered security with a public currency for ZAIS’s owners, and (iv) would provide significant participation in the future economics of the business to ZAIS’s current owners and employees.

The term sheet we executed on July 24, 2014 was non-binding, with exception of certain confidentiality and exclusivity provisions. The term sheet contemplated that, at the closing of the transaction, we would invest approximately $175 million in exchange for newly issued equity interests, representing approximately 77% ownership in ZAIS. Following the closing, the ZGP Founder Members and key employees of ZAIS would own 6,900,000 units of ZGP, representing approximately 23% ownership, and would have the ability to convert their retained ownership interests into a total of 6,900,000 shares of Class A Common Stock, subject to certain lock-up and liquidity restrictions. If we were to deliver less than $100 million at Closing, net of expenses and stockholder redemptions, ZAIS would have the option to terminate the transaction. As outlined in the term sheet, after the closing, the ZGP Founder Members and key employees of ZAIS would have the opportunity to receive additional units of ZGP exchangeable into up to 8,000,000 shares of Class A Common Stock, divided into four equal tranches and released upon the achievement of certain Total Value Per Share hurdles over the five years following closing.

On July 28, 2014, we and members of ZAIS management convened at Berkshire Capital’s office to review a list of key items that needed to be completed prior to the signing of definitive documents and set forth a preliminary timeline for the delivery of all such items. In conjunction, we provided ZAIS with a preliminary diligence request list.

On August 4, 2014 and August 5, 2014, our representatives conducted a series of onsite meetings at ZAIS’s headquarters with ZAIS management and key employees. Concurrently, we began a detailed due diligence review of ZAIS’s financial information, operations, technology, and legal and compliance infrastructure. For the remainder of August and the beginning of September, these due diligence efforts continued by means of the virtual data room provided by ZAIS, the delivery of additional information to us and our advisors, as well as during numerous teleconference calls between us, ZAIS and their respective representatives. Bingham McCutchen LLP assisted us in our legal due diligence review, and EisnerAmper LLP assisted us in our accounting and compliance due diligence. In addition, we retained Cassel Salpeter to render an opinion to our board of directors, subject to and based upon the procedures, assumptions, qualifications and limitations to be set forth in its written opinion, as to the fairness, from a financial point of view, to us of the acquisition consideration to be paid by us for the Acquired Units in ZGP and to opine on whether, based upon the Business Combination, our expected ownership interest in ZGP at closing would have a fair market value equal to at least 80% of the balance in the Trust Account. During the course of the negotiations leading to the execution of the non-binding term sheet, and thereafter through the negotiations regarding the Investment Agreement, our officers and directors, together with our advisors, conducted a variety of valuation analyses of ZAIS, including selected public company and discounted cash flow analyses. These analyses were substantially similar to those conducted by Cassel Salpeter in connection with the rendering of its opinion. For a description of Cassel Salpeter’s analyses, please see the information set forth in “Proposal No. 1 — Approval of the Business Combination — Description of Opinion of Cassel Salpeter.”

On August 13, 2014, we provided ZAIS with the first draft of the Investment Agreement, which resulted in additional discussions and negotiations of various aspects of the proposed Business Combination. Succeeding drafts of the transaction documents were prepared in response to comments and suggestions of the parties and their counsel, with management and counsel for both parties engaging in numerous teleconference calls and negotiating sessions. On September 3, 2014, Messrs. Cameron, Forth and Murphy, representatives from Bingham McCutchen LLP, Messrs. Zugel, Szymanski and Steinberg and representatives from McDermott Will & Emery LLP met at McDermott Will & Emery LLP’s New York office for an in-person negotiation session. The parties discussed the Investment Agreement, the New LLC Agreement, our second amended and restated certificate of incorporation, the voting trust agreement relating to the ZGH Class B Trust, the Exchange Agreement, the Registration Rights Agreement, and the Tax Receivable Agreement.

The details of the transaction were refined during the course of due diligence and discussion and negotiations regarding the Investment Agreement and various transaction documents. The definitive conditions of the transaction are set forth in the agreements described in this proxy statement and attached hereto.

The terms of the Investment Agreement are the result of arm’s-length negotiations between us, ZGP, the ZGP Founder Members, and their respective representatives.

During June, July, August and September 2014, Mr. Cameron contacted our other directors on numerous occasions both individually and collectively on telephonic conference calls to discuss the business combination, to describe the status of negotiations, and, to provide updates on the due diligence process.

Board Approval

On September 13, 2014, we held a formal meeting of our board of directors to discuss the proposed Business Combination. Messrs. Cameron, Forth, Newman, Canavan, Junquera, and Zerbst, constituting all of our executive officers and independent directors, were present at the meeting. Prior to the meeting, copies of the most recent drafts of the transaction documents, including the Investment Agreement, were delivered to the directors for their consideration of the proposed Business Combination. Our independent directors had also been given copies of various due diligence materials and analyses prepared by us and our advisors in connection with the proposed transaction. We, together with our board of directors, then conducted a comprehensive review and discussion concerning the proposed Business Combination. At the request of our board of directors, Cassel Salpeter then reviewed and discussed its financial analyses with respect to HF2 and the proposed Business Combination. Thereafter, Cassel Salpeter rendered its oral opinion to our board of directors (which was confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), to the effect that, as of September 13, 2014 and subject to and based upon the procedures, assumptions, qualifications and limitations set forth in its written opinion, (i) the Closing Acquisition Consideration to be paid by HF2 for the Acquired Units in the Business Combination pursuant to the Investment Agreement was fair, from a financial point of view, to HF2 and (ii) based upon the Business Combination, HF2’s expected ownership interest in ZAIS at closing has a fair market value equal to at least 80% of the balance in the Trust Account. The full text of the written opinion of Cassel Salpeter, which describes, among other things, the procedures, assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion is attached as Annex H. After extensive review and consideration, our board of directors unanimously determined it was desirable and in our best interests, and fair to and in the best interest of our stockholders, for us to enter into, execute and deliver the Investment Agreement, and each of the other transaction documents, and the consummation of all transactions contemplated thereby. In addition, our board of directors determined that our expected ownership interest in ZGP at closing has a fair market value equal to at least 80% of the balance in the Trust Account.

The Investment Agreement and related transaction documents were signed on September 16, 2014. On September 17, 2014, we filed a Current Report on Form 8-K with the SEC announcing the execution of the Investment Agreement and announcing the terms of the Investment Agreement.

HF2’s Board of Directors’ Reasons for the Approval of the Business Combination

On September 13, 2014, our board of directors met telephonically and unanimously (i) approved the Investment Agreement and the transactions contemplated thereby, (ii) determined that the Business Combination is in the best interests of HF2 and its stockholders, (iii) directed that the Investment Agreement be submitted to our stockholders for approval and adoption, and (iv) recommended that our stockholders approve and adopt the Investment Agreement.

Before reaching its decision, our board of directors reviewed the results of management’s due diligence, which included:

•	research on comparable companies and precedent transactions;
•	extensive meetings and calls with ZAIS’s management team regarding operations, financial results and growth opportunities, among others;
•	personal visits to ZAIS’s headquarters in Red Bank, New Jersey and review of ZAIS’s infrastructure;
•	review of ZAIS’s material contracts, intellectual property matters and other legal due diligence; and
•	financial, tax, compliance and accounting due diligence review.

Our board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, our board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of our board of directors may have given different weight to different factors.

In considering the Business Combination, our board of directors gave considerable weight to the following factors:

Significant Experience

ZAIS has been an active investor in structured credit since 1997. Members of ZAIS’s senior team, including those employees on ZAIS’s investment committee and management advisory committee, have, on average, more than 20 years of industry experience, covering investment management, fixed income trading, research, investment banking and financial services. Our board of directors believes that ZAIS’s extensive track record and broad experience in managing credit investments through a variety of economic, credit and interest rate environments provides it with a competitive advantage over more recent entrants.

Distinguished Investment Track Record Across Multiple Market Cycles

ZAIS has an established track record of delivering attractive relative returns through multiple market cycles. With a disciplined approach to credit investing coupled with robust risk mitigation, ZAIS is proficient at evaluating every level of the capital structure, in both mortgage and corporate credit assets and related derivative securities. With its flexible and disciplined approach, ZAIS is able to effectively assess relative value, deploy capital opportunistically in what it views as the most attractive investment opportunities, as well as selectively exit strategies, positions or sectors at the appropriate time in the best interest of ZAIS’s investors. For the period from February 2002 to September 2014, the annualized return for the ZAIS Specialized Credit Composite has outperformed the S&P 500 Index and the J.P. Morgan Domestic High Yield Index by 10.15% and 5.31%, respectively. Our board of directors believes that ZAIS’s long track record of investment performance is a distinguishing and attractive attribute. For additional detail regarding ZAIS’s investment performance results, see the section entitled “Information About ZGP and ZAIS.”

Proprietary Analytics Platform Enhances Competitive Position

ZAIS has developed a proprietary analytics platform over the past 17 years, integrating loan-level data and analytics across the credit investing spectrum. ZAIS’s analytics allow it to compare investments under various assumptions, such as different macroeconomic conditions, credit spread and market volatility observations, and default and recovery rates. Utilizing a common analytics platform for both securities and loans enables ZAIS to make relative value allocations across sectors. Our board of directors believes that ZAIS’s proprietary analytics platform that has been built over the past 17 years provides a competitive advantage.

Company with Strong Free Cash Flow Generation

ZAIS’s revenue is derived principally from two sources: (1) management fee income, based on the size of ZAIS’s funds and (2) incentive income, based on the performance of ZAIS’s funds. Thus, revenues vary directly with increases or decreases in the aggregate size and the investment performance of ZAIS’s funds. ZAIS incurs annual operating expenses for employee compensation, occupancy and other normal operating expenses that, except for incentive compensation for key employees, do not vary significantly with changes in the aggregate size and the investment performance of ZAIS’s funds. Our board of directors believes this operating structure provides operating leverage to ZAIS, because if ZAIS increases the total size of its funds and continues to deliver attractive investment performance results, ZAIS will likely not experience corresponding increases in its fixed operating costs. Furthermore, although incentive income can be volatile, it can provide significant additional cash flow to ZAIS with minimal incremental costs after compensation allocations. Our board of directors believes ZAIS’s current business provides consistent cash flows with fee structures that provide significant upside potential through delivering attractive investment returns to investors.

Attractive Growth Opportunities

ZAIS is currently developing four specific growth initiatives designed to capture current market opportunities and accelerate the growth of ZAIS’s credit investment platform. With the proceeds from the Business Combination, ZAIS expects to: (i) be able to provide capital required by new risk retention rules to expand its corporate CLO business, which has priced and closed two CLO securitizations year to date in 2014; (ii) scale its residential mortgage conduit business; (iii) seed a credit trading fund focused on the emerging credit trading opportunities arising from ongoing regulatory changes; and (iv) provide capital required by new risk retention rules to build a commercial real estate CLO business to originate, or purchase, newly originated bridge loans and securitize them into new CRE CLO securities or CMBS. With the availability of new capital from the Business Combination, we believe ZAIS represents an attractive growth opportunity despite continued downward trending AUM since 2007. This trend results from the wind-up and liquidation of a number of private equity-style and structured vehicles coinciding with challenges ZAIS and other managers face in raising new capital in the wake of the 2008 financial crisis and declining interest rates. These challenges stem largely from structured credit products being disfavored by investors in the continuing low interest rate environment. In this environment, investor inflows have gravitated toward equity and macro managers during 2014 as interest rates remained relatively flat, a trend that will likely continue until interest rates rise to a level presenting more attractive yields. See the section entitled “Risk Factors — Risks Related to ZEP’s and ZAIS’s Business and Industry — ZAIS’s AUM has been subject to volatility”.

We believe the additional capital will also enable ZAIS to comply with European Union and United States requirements for CLO managers to retain a portion of the securitization vehicles’ interests under European Union regulations that went into effect in July 2014 and United States risk retention rules that are expected to go into effect in the latter part of 2016 or the beginning of 2017. As of the date of this proxy statement, it is not clear how these regulations will be implemented in each Member State of the European Union. No assurance can be given that the implementation throughout the European Union of the European Union risk retention framework will not affect the market for or profitability of securitizing assets. Nor is it possible to fully predict the impact of the US Risk Retention Regulations on the United States structured credit market, but it is possible that these new regulations may lead to reduced liquidity, a smaller market for new issuances and a general decrease in expected revenue and profit for entities (like ZAIS) acting as securitizer of RMBS, CMBS, CLOs or other structured credit investments. See the section entitled “Risks Related to ZAIS’s Regulatory Environment — Risk retention requirements in Europe and the United States may make securitization of assets less profitable.”

By leveraging its robust infrastructure, operations and proprietary analytics and with its track record of successfully launching and scaling new strategies, our board of directors believes that ZAIS is well-positioned to implement and scale its new initiatives with the addition of the new capital to be raised via this business combination. For additional detail, see the section entitled “Information About ZGP and ZAIS — Growth Strategy.”

Institutionalized Operations Infrastructure

ZAIS has developed an operational platform with expertise and capacity in areas such as finance and accounting, administration, compliance, investor relations, trade execution, securities valuation, risk management and information technology. ZAIS currently manages one publicly traded vehicle which is required to comply with the requirements of the Sarbanes-Oxley Act. Our board of directors recognizes that ZAIS’s infrastructure provides ZAIS with a stable operating platform and foundation for future growth.

Alignment of Interests

The ZGP Founder Members will not receive any of the proceeds contributed to ZGP in the Business Combination and will retain their equity interest in ZGP. All of Closing Acquisition Consideration will be retained by ZGP and used to fund ZAIS’s identified growth initiatives. Furthermore, in the first five years following the completion of the Business Combination, the ZGP Founder Members will have the opportunity to receive the Additional Founder Units, subject to the achievement of certain targets based on Total Per Share Value meeting certain targets.

Up to 1,600,000 Class B Units and the Additional Employee Units may be granted to ZAIS employees following the Closing. These Class B Units will be subject to vesting provisions based on either time (with respect to the 1,600,000 Class B Units contemplated to be granted following the consummation of the Business Combination) or Total Per Share Value and time (with respect to the Additional Employee Units). In addition, each holder of Class B Units will, from the time he or she becomes a member of ZGP until one year following his or her termination of employment by ZAIS for any reason, be restricted from (i) engaging in certain activities that compete with the business of ZGP and its subsidiaries, (ii) soliciting, hiring or employing any employee of ZGP or its subsidiaries and (iii) soliciting the business of any current, former or prospective client of ZAIS or otherwise inducing a client to cease doing business with ZAIS, in each case subject to certain exceptions. For additional information regarding these restrictive covenants, see “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreement — Class B Restrictive Covenants; Class B Unit Forfeiture.” A holder of Class B Units will automatically forfeit his or her unvested Class B Units upon termination of his or her employment by ZAIS, resignation of his or her employment or upon a breach by him or her of the above described restrictive covenants or any other similar restrictive covenants to which he or she may be subject. In addition, if a holder of vested Class B Units breaches the restrictive covenants described above or any other similar restrictive covenants to which he or she may be subject, then with respect to the vested Class B Units, he or she will cease to have any rights or benefits under the New LLC Agreement other than the right to receive distributions and allocations, and ZGP may redeem all or any portion of his or her vested Class B Units at a price per Unit of $0.01.

Our board of directors believes that the significant equity ownership of the ZGP Founder Members and the potential equity ownership of ZAIS employees align their interests with the interests of the Company’s stockholders and creates an incentive to maximize returns while prudently managing risks. We believe that the time-based vesting provisions for the Class B Units, along with the restrictive covenants and forfeiture provisions described above, will incentivize the ZAIS employees that receive the Class B Units to remain with ZAIS over time and to avoid taking actions which would breach the restrictive covenants and could negatively impact ZAIS’s business. Finally, we believe that the Class B Units with performance-based vesting provisions tied to Total Value Per Share, as well as the fact that the Class B Units are exchangeable into shares of Class A Common Stock, will align the interests of the ZAIS employees that hold the Class B Units with the interests of the post-Business Combination stockholders because the value of the Class B Units will increase as the value of the Class A Common Stock increases.

Closing Acquisition Consideration and Terms

Our board of directors determined, based on the financial skills and background and experience of our directors, that the Closing Acquisition Consideration and terms of the Investment Agreement are fair to and in the best interest of HF2 and its stockholders. In addition, our board of directors received an opinion from Cassel Salpeter as to whether, subject to and based upon the procedures, assumptions, qualifications and limitations set forth in its written opinion, (i) the Closing Acquisition Consideration to be paid by us for the Acquired Units in the Business Combination pursuant to the Investment Agreement was fair, from a financial point of view, to the Company and (ii) based upon the Business Combination, our expected ownership interest in ZGP at Closing had a fair market value equal to at least 80% of the balance in the Trust Account.

As discussed further in “Information about ZGP and ZAIS — Company History — Recent Ownership Changes,” ZAIS and its members received fairness opinions, and related valuations, from a third party valuation firm in connection with the acquisition of certain minority equity interests of ZAIS in 2012 and 2014. In connection with its consideration of the Closing Acquisition Consideration and the terms of the Investment Agreement, our board of directors did not consider the implied valuations of ZAIS based on the 2012 transaction or the 2014 transaction, or the fairness opinions or valuations rendered by such third party firm in either instance because, in both cases, our executive officers did not provide such valuations or fairness opinions to our board, believing such information was not currently relevant. With respect to the 2012 transaction, our executive officers determined the information was not relevant because nearly two years had passed since it was formulated and delivered to ZAIS and its members. With respect to the 2014 transaction, our executive officers determined the information was not relevant because the implied valuation was determined, and the fairness opinion and valuation developed and delivered, in connection with a transaction quite different from the Business Combination. For example, in contrast to the Business Combination, the 2014 transaction did not (i) involve the sale of a majority equity interest in ZAIS; (ii) provide for the investment of substantial capital into ZAIS; (iii) contemplate the ownership of ZAIS by a public company; or (iv) result from an arms’-length negotiation between the buyers and sellers of the ZAIS membership interests. Furthermore, since our executive officers and directors have considerable experience in formulating, structuring, negotiating and evaluating transactions in the industry in which ZAIS operates and because we developed our own internal analyses utilizing this significant expertise and also engaged Cassel Salpeter to prepare an opinion in connection with the Business Combination, our executive officers determined it would not be prudent to rely on the views of a third party firm engaged by ZAIS to provide a valuation and fairness opinions for different transactions in different contexts.

Our board of directors also gave consideration to the following negative factors (which are more fully described in “Risk Factors — Risks Related to ZAIS’s Business and Industry”), although not weighted or in any order of significance:

ZAIS’s AUM has been subject to volatility

Historically, ZAIS’s AUM has fluctuated from time to time. ZAIS’s AUM has declined significantly from its peak prior to the financial crisis in 2008, largely attributable to the return of investor capital from certain private equity style funds the termination of certain CDOs managed by ZAIS, certain investor redemptions and the challenges of raising significant new assets to replace those assets being returned to investors. These challenges stem largely from structured credit products being disfavored by investors in the continuing low interest rate environment.

ZAIS currently has additional funds representing total AUM of approximately $1.1 billion that are winding down and are in liquidation. If ZAIS is unable to raise significant new assets to replace those that will be returned to investors its AUM would be subject to further decline resulting in a lower base of assets on which it charges management fees and may receive incentive income. This, in turn, would negatively impact ZAIS’s revenue and results of operations.

Our board of directors considered the volatility of AUM, including the continuing downward trend since, 2007, and spent a substantial amount of time discussing this topic with the management of ZAIS. Our board of directors believes there are certain aspects of ZAIS’s approach and business which mitigate this risk. First, ZAIS has established a track record of opportunistically identifying attractive investment opportunities across the credit spectrum and across market cycles. Our board of directors expects that ZAIS will continue to identify attractive and opportunistic investments going forward, as the credit markets continue to evolve. Second, ZAIS has developed credibility with, and delivered attractive investment returns to, clients by identifying investment opportunities and then raising, investing and returning capital to its clients. Our board of directors believes this approach has generated positive goodwill with its client base over time which bodes well for future capital raising activities.

A portion of ZAIS’s revenue and cash flow is variable, which may impact ZAIS’s ability to achieve steady earnings growth on a quarterly basis and may cause volatility of Class A Common Stock.

Although ZAIS believes that a portion of its revenue is consistent and recurring due to ZAIS’s investment strategy and the nature of ZAIS’s fees, a portion of ZAIS’s revenue and cash flow is variable, primarily due to the fact that the performance fees from ZAIS’s funds can vary from year to year. For the nine months ended September 30, 2014, performance fees were 68.7% of ZAIS’s total revenues, representing a 38.1% increase over the year ended December 31, 2013. For the years ended December 31, 2013 and December 31, 2012, performance fees were 49.9% and 76.7% of ZAIS’s total revenues, respectively. Additionally, ZAIS may also experience fluctuations in its results from quarter to quarter and year to year due to a number of other factors, including changes in the values of ZAIS’s funds’ investments, changes in ZAIS’s operating expenses, the degree to which it encounters competition and general economic and market conditions. Such variability may lead to volatility in the trading price of Class A Common Stock after the Business Combination and cause ZAIS’s results for a particular period not to be indicative of ZAIS’s performance in future periods.

Our board of directors considered the historical volatility of ZAIS’s revenues and profits and spent a substantial amount of time discussing this topic with ZAIS management. In this process, our board of directors considered the fact that ZAIS has (i) generated profits in every year since its inception on a modified cash basis and (ii) has earned incentive or performance distributions or fees in every year since 2006. Our board of directors believes the long-term stability and consistency of ZAIS’s existing business on a historic basis supports an expectation of stability and consistency of the existing business going forward. Furthermore, in connection with the Business Combination, ZAIS expects to invest the Closing Acquisition Consideration to support the growth and development of four business initiatives. Our board of directors believes ZAIS’s business will be strengthened by HF2’s capital infusion in a variety of ways, including by (i) the investment earnings, if any, on HF2’s invested capital, (ii) the origination, management or incentive fees charged to third party clients seeking to invest alongside ZAIS or funds managed by ZAIS in the new initiatives and (iii) the incremental diversification of revenues and clients provided by the new initiatives. After considering these mitigating factors, our board of directors became comfortable with the historical volatility of ZAIS’s revenues and profits.

The Risk that our public stockholders would vote against the Business Combination Proposal or exercise their Redemption rights.

Our board of directors considered the risk that some of our public stockholders would vote against the Business Combination Proposal or decide to exercise their Redemption rights, thereby depleting the amount of cash available in the Trust Account to an amount below the minimum required to consummate the Business Combination. Our board of directors concluded, however, that this risk was substantially mitigated given the quality of ZAIS’s investment management business and the price, structure and terms of the Business Combination.

Our management and directors may have different interests in the Business Combination than the public stockholders.

Our board of directors considered the fact that members of our management and board of directors may have interests in the Business Combination that are different from, or are in addition to, the interests of our stockholders generally, including the matters described under “— Certain Benefits of HF2’s Directors and Officers and Others in the Business Combination” below. However, our board of directors concluded that the potentially disparate interests would be mitigated because (i) these interests were disclosed in our IPO prospectus and are included in this proxy statement, (ii) these disparate interests would exist with respect to a business combination with any target company and (iii) the Business Combination was structured so that the Business Combination may be completed even if public stockholders redeem a substantial number of shares of Class A Common Stock. And, importantly, our board of directors believes the quality of ZAIS’s investment management business and the price, structure and terms of the Business Combination provide an attractive investment opportunity for our public stockholders.

Satisfaction of 80% Test

It is a requirement under our amended and restated certificate of incorporation that our business combination be with one or more businesses or entities whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such business combination, and if we acquire less than 100% of the equity interests or assets of the target business or businesses, resulting in ownership by us or the public stockholders of at least 50.1% of the voting equity interests or all or substantially all of the assets of the target business or businesses. Our board of directors concluded that both of these conditions have been satisfied with respect to the Business Combination. In addition, our board of directors adopted the financial analysis reviewed by Cassel Salpeter with our board of directors, and the opinion of Cassel Salpeter to our board of directors as to whether, based upon the Business Combination, our expected ownership interest in ZGP at Closing had a fair market value equal to at least 80% of the balance in the Trust Account.

Description of Opinion of Cassel Salpeter

Opinion of the Financial Advisor to Our Board of Directors

On September 13, 2014, Cassel Salpeter rendered its oral opinion to our board of directors (which was confirmed in writing by delivery of Cassel Salpeter’s written opinion dated the same date), as of September 13, 2014 and subject to and based upon the procedures, assumptions, qualifications and limitations set forth in its written opinion, as to whether (i) the Closing Acquisition Consideration to be paid by us for the Acquired Units in the Business Combination pursuant to the Investment Agreement was fair, from a financial point of view, to the Company and (ii) based upon the Business Combination, our expected ownership interest in ZGP at Closing had a fair market value equal to at least 80% of the balance in the Trust Account.

The summary of the opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex H to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Cassel Salpeter in preparing its opinion. However, neither Cassel Salpeter’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to our board of directors or any stockholder as to how such person should act or vote with respect to any matter relating to the Business Combination or otherwise.

The opinion was addressed to our board of directors for the use and benefit of the members of our board of directors (in their capacity as such) in connection with our board of director’s evaluation of the Business Combination. Neither the opinion nor the summary of the opinion and related analyses set forth in this proxy statement is intended to constitute, and neither does it constitute, advice or a recommendation to our board of directors, any of our stockholders or any other security holders as to how such person should vote or act with respect to any matter relating to the Business Combination or otherwise. Cassel Salpeter’s opinion should not be construed as creating any fiduciary duty on Cassel Salpeter’s part to us or any other party to the Investment Agreement, any security holder of us or such other party, any of our creditors or such other party, or any other person. Cassel Salpeter’s opinion was just one of the several factors our board of directors took into account in making its determination to recommend approval of the Business Combination, including those described elsewhere in this proxy statement.

The opinion only addressed whether, as of the date of such opinion, (i) the Closing Acquisition Consideration to be paid by us for the Acquired Units in the Business Combination pursuant to the Investment Agreement was fair, from a financial point of view, to us and (ii) based upon the Business Combination, our expected ownership interest in ZGP at Closing had a fair market value equal to at least 80% of the balance in the Trust Account. It did not address any other terms, aspects, or implications of the Business Combination or the agreement, including, without limitation, any term or aspect of the Business Combination that is not susceptible to financial analyses, the appropriate capital structure of us or ZGP, the fairness of the Business Combination or all or any portion of the Closing Acquisition Consideration, to any other security holders of us, ZGP or any other person or any creditors or other constituencies of us, ZGP or any other person, nor the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the Business Combination, or any class of such persons, relative to the Closing Acquisition Consideration to be paid by us in the Business Combination pursuant to the Investment Agreement, or otherwise. Cassel Salpeter did not express any opinion as to what price shares of our common stock may trade, be purchased or be sold at any time.

The opinion did not address the relative merits of the Business Combination as compared to any alternative transaction or business strategy that might exist for us, or the merits of the underlying decision by our board of directors to engage in or consummate the Business Combination. The financial and other terms of the Business Combination were determined pursuant to negotiations between the parties to the agreement and were not determined by or pursuant to any recommendation from Cassel Salpeter. In addition, Cassel Salpeter was not authorized to, and did not, solicit indications of interest from third parties regarding a potential transaction involving the Company.

Cassel Salpeter’s analysis and opinion were necessarily based upon market, economic, and other conditions, as they existed on, and could be evaluated as of the date of the opinion. Accordingly, although subsequent developments could arise that would otherwise affect its opinion, Cassel Salpeter did not assume any obligation to update, review, or reaffirm the opinion to our board of directors or any other person or otherwise to comment on or consider events occurring or coming to Cassel Salpeter’s attention after the date of the opinion.

In arriving at its opinion, Cassel Salpeter made such reviews, analyses, and inquiries as Cassel Salpeter deemed necessary and appropriate under the circumstances. Among other things, Cassel Salpeter:

•	Reviewed a draft, dated September 12, 2014, of the Investment Agreement;
•	Reviewed publicly available financial information and other data with respect to us;
•	Reviewed certain other information and data with respect to us and ZGP made available to Cassel Salpeter by us and ZGP, including ZGP’s draft financial statements for the six months ended June 30, 2014 prepared under GAAP and draft financial statements for the years ended December 31, 2013 and December 31, 2012 prepared under GAAP (together, the “Draft Financial Statements”), financial projections with respect to the future financial performance of ZGP for the four years ending December 31, 2017, prepared by management of ZGP under modified cash basis (the “Projections”) and other internal financial information furnished to Cassel Salpeter by or on behalf of us and ZGP;
•	Considered and compared the financial and operating performance of ZGP with that of companies with publicly traded equity securities that Cassel Salpeter deemed relevant;
•	Considered a discounted cash flow analysis of ZGP based upon the Projections;
•	Reviewed a certificate addressed to Cassel Salpeter from our senior management which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Cassel Salpeter by or on behalf of us;
•	Discussed the business, operations, and prospects of ZAIS and the proposed transaction with our and ZAIS’s management and certain of our and ZAIS’s representatives; and
•	Conducted such other analyses and inquiries, and considered such other information and factors as Cassel Salpeter deemed appropriate.

In addition, for purposes of its analysis and opinion Cassel Salpeter, with our board of director’s consent, evaluated whether, as of the date of its opinion, our expected ownership interest in ZGP at closing had a fair market value equal to at least 80% of the balance of funds in the Trust Account solely upon the basis of a comparison of our implied equity value reference ranges in ZGP indicated by Cassel Salpeter’s financial analysis with the balance of the funds remaining in the Trust Account, which our board of directors advised Cassel Salpeter and Cassel Salpeter, for purposes of its analysis and opinion, assumed, without independent verification, did not and shall not exceed $184,748,000.

In arriving at its opinion, Cassel Salpeter, with our board of director’s consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to it or available from public sources, and Cassel Salpeter further relied upon the assurances of our and ZAIS’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. Cassel Salpeter was advised by ZAIS that the Draft Financial Statements were not audited and the Projections were not prepared in accordance with GAAP and we directed Cassel Salpeter to rely upon and assume, without independent verification, that if the Draft Financial Statements were audited and if the Projections were prepared in accordance with GAAP, such financial statements and projections, respectively, would not be different in any way material to Cassel Salpeter’s financial analysis or Cassel Salpeter’s opinion. Cassel Salpeter are not legal, tax, accounting, environmental, or regulatory advisors and, Cassel Salpeter did not express any views or opinions as to any legal, tax, accounting, environmental, or regulatory matters relating to us, ZGP or ZAIS, the Business Combination, or otherwise. Cassel Salpeter understood and relied upon the fact that we had obtained or would obtain such advice as it deemed necessary or appropriate from qualified legal, tax, accounting, environmental, regulatory, and other professionals, and assumed, with our board of director’s consent, that all such advice was accurate and complete. We also advised Cassel Salpeter and Cassel Salpeter assumed that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of our and ZAIS’s management with respect to the future financial performance of us and ZGP, respectively, and that such information provided a reasonable basis upon which to analyze and evaluate us and ZGP and form an opinion. Cassel Salpeter expressed no view with respect to the Projections or the assumptions on which they are based. Cassel Salpeter did not evaluate the solvency or creditworthiness of us, ZGP or any other party to the Business Combination, the fair value of us, ZGP or any of their respective assets or liabilities, or whether we or ZGP or any other party to the Business Combination is paying or receiving reasonably equivalent value in the Business Combination under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor did Cassel Salpeter evaluate, in any way, the ability of us, ZGP or any other party to the Business Combination to pay its obligations when they come due. Cassel Salpeter did not physically inspect our or ZAIS’s properties or facilities and did not make or obtain any evaluations or appraisals of our or ZAIS’s assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). Cassel Salpeter did not attempt to confirm whether we and ZAIS had good title to our respective assets. Cassel Salpeter’s role in reviewing any information was limited solely to performing such reviews as Cassel Salpeter deemed necessary to support its own advice and analysis and was not on behalf of our board of directors, us, or any other party.

Cassel Salpeter assumed, with our board of director’s consent, that the Business Combination would be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third party consents, approvals, or agreements in connection with the Business Combination, no delay, limitation, restriction, or condition would be imposed that would have an adverse effect on us, ZGP or the Business Combination. Cassel Salpeter also assumed, with our board of director’s consent, that the final executed form of the Investment Agreement would not differ in any material respect from the draft Cassel Salpeter reviewed and that the Business Combination would be consummated on the terms set forth in the Investment Agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof that is material to Cassel Salpeter’s analyses or Cassel Salpeter’ opinion. Cassel Salpeter also assumed that the representations and warranties of the parties to the Investment Agreement contained therein are true and correct and that each such party would perform all of the covenants and agreements to be performed by it under the Investment Agreement. Cassel Salpeter offered no opinion as to the contractual terms of the Investment Agreement or the likelihood that the conditions to the consummation of the Business Combination set forth in the Investment Agreement would be satisfied.

In connection with preparing its opinion, Cassel Salpeter performed a variety of financial analyses. The following is a summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion. It is not a complete description of all analyses underlying such opinion. The preparation of an opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. As a consequence, neither Cassel Salpeter’s opinion nor the respective analyses underlying its opinion is readily susceptible to partial analysis or summary description. In arriving at its opinion, Cassel Salpeter assessed as a whole the results of all analyses undertaken by it with respect to the opinion. While it took into account the results of each analysis in reaching its overall conclusions, Cassel Salpeter did not make separate or quantifiable judgments regarding individual analyses and did not draw, in isolation, conclusions from or with regard to any individual analysis or factor. Therefore, Cassel Salpeter believes that the analyses underlying the opinion must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors underlying the opinion collectively, could create a misleading or incomplete view of the analyses performed by Cassel Salpeter in preparing the opinion.

The implied valuation reference ranges indicated by Cassel Salpeter’s analyses are not necessarily indicative of actual values nor predictive of future results, which may be significantly more or less favorable than those suggested by such analyses. Much of the information used in, and accordingly the results of, Cassel Salpeter’s analyses are inherently subject to substantial uncertainty.

The following summary of the material financial analyses performed by Cassel Salpeter in connection with the preparation of its opinion includes information presented in tabular format. The tables alone do not constitute a complete description of these analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses Cassel Salpeter performed.

For purposes of its analysis and opinion, Cassel Salpeter was advised, and Cassel Salpeter assumed and relied without independent verification upon, that the Closing Acquisition Consideration to be contributed by us in the Business Combination was estimated by our management to be $175 million and further that we were expected to own 73.3% of ZGP at Closing, subject to adjustments as provided for in the Investment Agreement (with respect to any such adjustment, Cassel Salpeter expressed no opinion). With our board of director’s consent, Cassel Salpeter assumed that any adjustments to the Closing Acquisition Consideration in accordance with the Investment Agreement or otherwise would not be material to its analysis or opinion.

Share prices for the selected companies used in the selected companies analysis described below were as of September 12, 2014. Estimates of financial performance for the selected companies listed below for the calendar years ending December 31, 2015 and 2016 were based on publicly available research analyst estimates for those companies. Estimates of financial performance for ZGP for the years ending December 31, 2014 to 2017 were based on the Projections. In the selected companies analysis, equity value, enterprise value, and estimates of earnings before interest, taxes, depreciation or amortization, or EBITDA, for the selected companies were adjusted to exclude (i) assets, liabilities, and income attributable to interests in variable interest entities and (ii) unusual and extraordinary expenses and income. Equity value includes as-if-converted partnership units and enterprise value includes debt less cash (other than debt and cash held by the variable interest entities). For ZGP, estimates of assets, liabilities, and EBITDA and free cash flow exclude income attributable to interests in variable interest entities, as provided by ZAIS management.

Discounted Cash Flows Analysis

Cassel Salpeter performed a discounted cash flow analysis of ZGP by calculating the estimated net present value of ZGP’s free cash flows through 2017 and estimates of the terminal value of ZGP after 2017 using the Projections. In performing this analysis, Cassel Salpeter applied discount rates ranging from 17.8% to 18.8% to ZGP’s projected free cash flows and terminal value EBITDA multiples ranging from 7.5x to 8.5x. This analysis indicated an implied equity value reference range of approximately $270 million to $310 million for ZGP. Based upon the Business Combination, and our assumed 73.3% ownership interest in ZGP at Closing, this analysis indicated an implied equity value reference range of ZGP owned by HF2 of approximately $198 million to $227 million, as compared to the implied value of the Closing Acquisition Consideration to be paid in the Business Combination of $175 million.

Selected Companies Analysis

Cassel Salpeter considered certain financial data for ZGP and selected companies in the alternative investment management industry in the United States with publicly traded equity securities Cassel Salpeter deemed relevant. The selected companies with publicly traded equity securities were:

•	The Blackstone Group L.P.
•	Kohlberg Kravis Roberts & Co. L.P.
•	The Carlyle Group LP
•	Apollo Global Management, LLC
•	Oaktree Capital Group, LLC
•	Och-Ziff Capital Management Group LLC

•	Ares Management, L.P.
•	Fortress Investment Group LLC

The financial data reviewed included:

•	Enterprise value as multiple of EBITDA for latest twelve months period, or “LTM EBITDA.”
•	Enterprise value as multiple of projected EBITDA for the year ending December 31, 2015, or “2015 P EBITDA.”
•	Enterprise value as multiple of projected EBITDA for the year ending December 31, 2016, or “2016 P EBITDA.”

Cassel Salpeter observed that the high LTM EBITDA was $2,717,051,000, the mean LTM EBITDA was $1,371,511,000 and the low LTM EBITDA was $476,995,000 for the selected companies, while the LTM EBITDA for ZGP was $33,760,000. Cassel Salpeter calculated the following multiples with respect to the selected companies:

Enterprise Value Multiple of	High	Mean	Median	Low
LTM EBITDA	15.9x	9.3x	8.9x	5.5x
2015 P EBITDA	9.2x	7.6x	7.8x	5.6x
2016 P EBITDA	11.5x	7.4x	7.3x	4.8x

Taking into account the results of the selected companies’ analysis Cassel Salpeter applied multiple ranges based on the selected companies analysis to corresponding financial data for ZGP based on ZGP’s Draft Financial Statements and the Projections. Cassel Salpeter applied multiples of 7.5x to 8.5x to ZAIS LTM EBITDA, 7.0x to 8.0x to ZAIS management’s estimate of 2015 P EBITDA, and 6.0x to 7.0x to ZAIS management’s estimate of 2016 P EBITDA, which resulted in an implied equity value reference range of approximately $255 million to $293 million for ZAIS. Based upon the Business Combination, and our assumed 73.3% ownership interest in ZGP at Closing, this analysis indicated an implied equity value reference range of ZGP owned by us of approximately $187 to $215 million, as compared to the implied value of the Closing Acquisition Consideration to be paid in the Business Combination of $175 million.

None of the selected companies have characteristics identical to ZGP. An analysis of selected publicly traded companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed.

Other Matters Relating to Cassel Salpeter’s Opinion

As part of its investment banking business, Cassel Salpeter regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements and other purposes. Cassel Salpeter is a recognized investment banking firm that has substantial experience in providing financial advice in connection with mergers, acquisitions, sales of companies, businesses and other assets and other transactions. Cassel Salpeter received a fee of $87,500 for rendering its opinion, no portion of which was contingent upon the completion of the Business Combination. In addition, we agreed to reimburse Cassel Salpeter for certain expenses incurred by it in connection with its engagement and to indemnify Cassel Salpeter and its related parties for certain liabilities that may arise out of its engagement or the rendering of its opinion. In accordance with Cassel Salpeter’s policies and procedures, a fairness committee of Cassel Salpeter was not required to, and did not, approve the issuance of Cassel Salpeter’s opinion.

Material U.S. Federal Income Tax Consequences of the Business Combination

The following discussion summarizes the material U.S. federal income tax consequences arising from the Business Combination that may be applicable to “U.S. holders” (as defined below) of Class A Common Stock. This discussion only applies to U.S. holders who hold Class A Common Stock as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). This discussion does not describe all of the tax consequences that may be relevant to each holder of Class A Common Stock in light of its particular circumstances.

This discussion is based upon provisions of the Code, Treasury regulations promulgated pursuant thereto, rulings and judicial decisions as of the date hereof. These authorities may change, perhaps retroactively, or may be subject to different interpretations which could result in U.S. federal income tax consequences different from those summarized below. We cannot assure you that the IRS will not challenge one or more of the tax consequences described in this discussion, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to the U.S. federal income tax consequences of the Business Combination. This discussion does not address all aspects of U.S. federal income taxes (such as the alternative minimum tax) and does not describe any federal non-income, foreign, state, local or other tax considerations that may be relevant to a holder of Class A Common Stock based on such holder’s particular circumstances. We cannot assure you that a change in law will not significantly alter the tax considerations that we describe in this discussion.

Moreover, this discussion does not purport to discuss all aspects of U.S. federal taxation that may be important to a particular investor in light of its investment or tax circumstances, or to investors subject to special tax rules, such as:

•	banks or financial institutions;
•	insurance companies;
•	broker-dealers;
•	regulated investment companies and real estate investment trusts;
•	mutual funds;
•	partnerships or other entities treated as partnerships for U.S. federal income tax purposes and trusts;
•	persons who hold Class A Common Stock on behalf of another person as a nominee;
•	persons who hold or receive Class A Common Stock through the exercise of employee options or otherwise as compensation;
•	persons holding Class A Common Stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;
•	persons holding Class A Common Stock that elect to use a mark-to-market method of accounting for their securities holdings;
•	persons subject to the “Medicare contribution tax”;
•	persons subject to the alternative minimum tax;
•	tax-exempt organizations;
•	tax-qualified retirement plans;
•	U.S. expatriates; and
•	except to extent discussed below, foreign investors.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Class A Common Stock, the U.S. federal income tax treatment of a partner of that partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner of a partnership holding Class A Common Stock, you should consult your tax advisors as to the particular U.S. federal income tax consequences of the Business Combination.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Class A Common Stock that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

The term “non-U.S. holder” means a beneficial owner of Class A Common Stock that is not a U.S. holder.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER OF CLASS A COMMON STOCK. ADDITIONALLY, THIS DISCUSSION WAS WRITTEN TO SUPPORT THE TRANSACTIONS DESCRIBED HEREIN AND WAS NOT WRITTEN TO BE USED, AND MAY NOT BE USED, BY ANY HOLDER OF CLASS A COMMON STOCK FOR THE PURPOSE OF AVOIDING FEDERAL TAX PENALTIES THE IRS MAY SEEK TO IMPOSE. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF APPLICABLE STATE, LOCAL OR FOREIGN TAXING JURISDICTIONS.

U.S. holders of Class A Common Stock who do not exercise their Redemption rights will continue to hold their Class A Common Stock and as a result will not recognize any gain or loss for U.S. federal income tax purposes.

In the event a U.S. holder of Class A Common Stock exercises his, her or its Redemption right, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the Redemption qualifies as a sale of such common stock or whether the U.S. holder will be treated as receiving a corporate distribution. Whether that Redemption qualifies for sale treatment will depend largely on the total number of shares of Class A Common Stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of, among other things, owning warrants) relative to all of shares of Class A Common Stock both before and after the Redemption. The Redemption of Class A Common Stock generally will be treated as a sale of the common stock (rather than as a corporate distribution) if the Redemption is “substantially disproportionate” with respect to the U.S. holder, results in a “complete termination” of the U.S. holder’s interest in us, or is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of Class A Common Stock that are constructively owned by such U.S. holder. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which generally would include common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the Redemption of Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the Redemption. There will be a complete termination of a U.S. holder’s interest in us if either all the shares of Class A Common Stock actually and constructively owned by the U.S. holder are redeemed or all the shares of Class A Common Stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the

U.S. holder does not constructively own any other stock. The Redemption of Class A Common Stock will not be essentially equivalent to a dividend if a U.S. holder’s conversion results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the Redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a Redemption.

If the Redemption qualifies as a sale of Class A Common Stock by the U.S. holder under Section 302 of the Code, the U.S. holder generally will be required to recognize gain or loss upon the exchange of their shares of Class A Common Stock for cash. Such gain should be capital gain or loss if such shares were held as a capital asset on the date of the closing of the Business Combination. Such gain or loss will be measured by the difference, if any, between the amount of cash received and the adjusted U.S. federal income tax basis of that stockholder’s shares of Class A Common Stock that are redeemed. A stockholder’s tax basis in its Class A Common Stock will generally equal the cost of such shares.

If the Redemption does not qualify as a sale under Section 302 of the Code, then the U.S. holder will be treated as receiving a distribution from us in respect of his, her or its Class A Common Stock. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in such holder’s Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock. Special rules apply to dividends received by U.S. holders that are taxable corporations. After the application of the foregoing rules, any remaining tax basis of the U.S. holder in the redeemed Class A Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. holders who actually or constructively own 5% (or, if the Class A Common Stock is not then publicly traded, 1%) or more of the Class A Common Stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of their stock, and such holders should consult with their own tax advisors with respect to their reporting requirements.

Anticipated Accounting Treatment

The Business Combination will be accounted for as a reorganization and recapitalization in accordance with GAAP for accounting and financial reporting purposes. The accounting for the reorganization and recapitalization follows the rules for a reverse acquisition as enumerated in the Accounting Standards Codification, Section 805. In a reverse acquisition, the buyer for accounting purposes is the target for legal purposes (in this case, ZGP) and the target for accounting purposes is the buyer for legal purposes (in this case, HF2). The accounting buyer in a reverse acquisition measures the consideration transferred using the hypothetical amount of equity interests it would have had to issue to keep the accounting target’s owners in the same ownership position they are in after the reverse acquisition. The accounting buyer adjusts the amount of legal capital in the consolidated financial statements to reflect the legal capital of the accounting target and measures the non-controlling interest using the pre-combination carrying amounts of the accounting buyer’s net assets and the non-controlling interest’s proportionate share in those pre-combination carrying amounts. No goodwill or other intangible will be recorded in the post-closing consolidated financial statements.

Regulatory Matters

Upon the consummation of the Business Combination, we will become the sole managing member of ZGP, which indirectly owns all of the equity of ZAIS Group (UK) Limited. ZAIS Group (UK) Limited is a firm authorized and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom. As a result, we are required to obtain FCA approval prior to the consummation of the Business Combination to become a “controller” of ZAIS Group (UK) Limited, pursuant to section 178 of the UK’s Financial Services and Markets Act 2000. Because the ZGH Class B Trust will hold all of our outstanding shares of Class B

Common Stock (which will result in the ZGH Class B Trust holding approximately 89.4%, (if no shares of Class A Common Stock are redeemed) or 92.4% (if 7,142,857 shares of Class A Common Stock are redeemed) of the combined voting power of our common stock), the ZGH Class B Trust is also required to obtain FCA approval to become a “controller” of ZAIS Group (UK) Limited. FCA approval for these changes in control affecting ZAIS Group (UK) Limited was granted on October 28, 2014. Such approval is valid until April 28, 2015.

Certain Benefits of HF2’s Directors and Officers and Others in the Business Combination

In considering the recommendation of our board of directors to vote FOR the proposals presented at the special meeting, you should be aware that our officers and members of our board of directors have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally. The members of our board of directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:

•	our officers and directors beneficially own, in the aggregate, 950,104 Founders’ Shares which they acquired for a nominal amount, and these Founders’ Shares will have value only if we consummate the Business Combination;
•	our officers and directors beneficially own, in the aggregate, 235,000 Sponsors’ Shares which they acquired for $10.00 per share, and these Sponsors’ Shares will have value only if we consummate the Business Combination;
•	our Sponsors, who own 3,448,646 Founders’ Shares and 1,363,400 Sponsors’ Shares, have business relationships with our officers and directors;
•	our officers, directors, and Sponsors will not receive liquidation distributions with respect to any of their Founders’ Shares or Sponsors’ Shares if we fail to consummate the Business Combination within the required time period;
•	the Founders’ Shares beneficially owned by our officers, directors, and Sponsors will be released from escrow only if the Business Combination is successfully completed;
•	our officers, directors, and Sponsors have agreed that the Sponsors’ Shares will not be sold or transferred by them until 30 days after we have completed the Business Combination;
•	two of our officers and the estate of one of our former officers have agreed to be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;
•	unless we consummate the Business Combination, our officers, directors, Advisory Board members and Sponsors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the sum of the amount of available proceeds not deposited in the Trust Account, the amount of interest income from the Trust Account that will be released to us as working capital and the proceeds of any debt or equity financing provided by them;
•	the continuation of one of our existing directors as a director of the Company following the consummation of the Business Combination; and
•	the continued indemnification of current directors and officers of the Company and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Potential Purchases of Public Shares

If a significant number of stockholders vote, or indicate an intention to vote, against the proposed Business Combination or the Amended and Restated Charter Proposal, our Sponsors, officers, directors, Advisory Board members or their affiliates could make such purchases in the open market or in private transactions in order to influence the vote. The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirement that the holders of a majority of our shares of Class A Common Stock voted are voted in favor of the Business Combination and the Amended and Restated Charter Proposal. All public shares purchased by our Sponsors, officers, directors or Advisory Board members or their affiliates pursuant to such arrangements would be voted in favor of the Business Combination.

Furthermore, if a significant number of stockholders indicate their intention to exercise their Redemption rights, our Sponsors, officers, directors, Advisory Board members or their affiliates could purchase shares of Class A Common Stock in the open market or in private transactions to increase the likelihood of satisfaction of the requirement that the we have available at least $100 million, after giving effect to the Redemption and the Expense Payments, for the Closing Acquisition Consideration. Certain of our Sponsors have expressed an interest in possibly purchasing, either directly or through their affiliates, between 2,000,000 and 5,000,000 shares of Class A Common Stock in the aggregate in connection with the consummation of the Business Combination. All public shares purchased by our Sponsors, officers, directors or Advisory Board members or their affiliates pursuant to such arrangements would not be redeemed in connection with the consummation of the Business Combination.

The open market purchases described above by our Sponsors, officers, directors or Advisory Board members or their affiliates who are “affiliated purchasers” under Rule 10b-18 under the Exchange Act will comply with Rule 10b-18, which is a safe harbor from liability for manipulation under Section 9(a)(2) and Rule 10b-5 of the Exchange Act. Rule 10b-18 has certain technical requirements that must be complied with in order for the safe harbor to be available to the purchaser. For instance, the total volume of open market purchases of Class A Common Stock on any single day must not exceed 25% of the average daily trading volume of Class A Common Stock during the four calendar weeks preceding the week in which the purchases are effectuated. Similarly, the purchase price cannot exceed the highest independent bid or the last independent transaction price of Class A Common Stock, whichever is higher, at the time the purchases are effectuated. Our Sponsors, officers, directors and Advisory Board members and their affiliates will not make purchases of Class A Common Stock if the purchases would violate Regulation M, Section 9(a)(2) or Rule 10b-5 of the Exchange Act.

Board of Directors of HF2 Following the Business Combination

Upon the closing of the Business Combination, we anticipate that the size of our board of directors will remain at five members, all of whom will be voted upon by our stockholders at the special meeting. If all director nominees are elected, Proposal No. 2 is approved, and the Business Combination is consummated, our board of directors will consist of Christian Zugel, Michael Szymanski, Bruce Cameron, Paul Guenther and James Zinn, with each of these nominees serving a one-year term expiring at our 2015 annual meeting of stockholders. See the sections entitled “Proposal No. 3 — Election of Directors to the Board” and “Management After the Business Combination” for additional information.

Certificate of Incorporation; Bylaws

Pursuant to the terms of the Investment Agreement and assuming the Amended and Restated Charter Proposal is approved, upon the Closing of the Business Combination, our amended and restated certificate of incorporation will be amended and restated to change our name to ZAIS Group Holdings, Inc., remove certain provisions related to our status as a blank check company, eliminate our staggered board of directors and provide that all directors will have one year terms, allow stockholder action by written consent and provide Delaware Chancery Court as exclusive jurisdiction for shareholder actions, and make certain other changes. See “Proposal No. 2 — Approval of Second Amended and Restated Certificate of Incorporation.”

Name; Headquarters

The name of the Company after the Business Combination will be ZAIS Group Holdings, Inc. and our headquarters will be located at Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701.

Redemption Rights

Pursuant to our amended and restated certificate of incorporation, in connection with the Business Combination holders of shares of Class A Common Stock issued in our IPO may elect to have their shares of Class A Common Stock redeemed for cash at the Redemption Price. As of December 31, 2014 this would have amounted to approximately $10.50 per share. If a holder exercises its Redemption rights, then such holder will be exchanging its shares of Class A Common Stock for cash and will no longer own shares and will not participate in our future growth, if any. Such a holder will be entitled to receive cash for its shares of Class A Common Stock only if it (i) affirmatively votes for or against the Business Combination Proposal, (ii) makes a certification with respect to the 20% restriction described below, and (iii) properly demands redemption and delivers its shares of Class A Common Stock (either physically or electronically) to our transfer agent at least three business days prior to the special meeting. A public stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 20% of the shares of Class A Common Stock sold in our IPO; provided, however, that a public stockholder is still entitled to vote against the Business Combination Proposal with respect to all shares of Class A Common Stock sold in our IPO owned by him or his affiliates.

Appraisal Rights

There are no appraisal rights available to our stockholders in connection with the Business Combination.

Vote Required for Approval

Approval of this Business Combination Proposal is a condition to the completion of the Business Combination. Approval of the Business Combination Proposal requires the affirmative vote of a majority of the outstanding shares of Class A Common Stock voted on the proposal. Shares of Class B Common Stock will be voted in proportion to the vote of the shares of Class A Common Stock on the Business Combination Proposal and each of the other proposals. If this Business Combination Proposal is not approved, the Business Combination will not take place. Because the amendment and restatement of our certificate of incorporation is a condition to the Closing, even if the Business Combination is approved by our stockholders, the Amended and Restated Charter Proposal will also need to be approved for the Business Combination to occur unless this condition is waived by ZGP and the ZGP Founder Members.

As of the record date, our Sponsors, officers and directors have agreed to vote any shares of HF2 Class A Common Stock owned by them in favor of the Business Combination.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — APPROVAL OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

Overview

Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve our second amended and restated certificate of incorporation. One condition to the obligation of ZGP and the ZGP Founder Members to consummate the Business Combination under the Investment Agreement is that our certificate be amended and restated in the form attached as Annex G. Unless ZGP and the ZGP Founder Members waive this closing condition, if the Amended and Restated Charter Proposal is not approved, the Business Combination will not occur even if the Business Combination Proposal is approved.

Our second amended and restated certificate of incorporation contains amendments that provide for, among other things, (i) the change of the Company’s name to ZAIS Group Holdings, Inc.; (ii) insertion of transfer restrictions on shares of Class B Common Stock; (iii) the removal of certain provisions related to our status as a blank check company; (iv) deletion of a provision prohibiting stockholder action by written consent; (v) selection of the Court of Chancery of the State of Delaware as the sole and exclusive forum for shareholder related litigation; and (vi) elimination of our staggered board of directors and replacement with a provision that all directors will have one year terms.

Comparison of Current Certificate to Proposed Certificate

The following table sets forth a summary of the changes proposed to be made between our current certificate and the proposed certificate. This summary is qualified by reference to the complete text of the proposed amended and restated certificate, a copy of which is attached to this proxy statement as Annex G. All stockholders are encouraged to read the proposed amended and restated certificate in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
Name	Our current certificate provides that our name is “HF2 Financial Management Inc.”	The proposed certificate provides that our name is “ZAIS Group Holdings, Inc.”
Stockholder Action Without Meeting	Our current certificate states that, following the Company’s IPO, any action required or permitted to be taken by the stockholders must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.	The proposed certificate would remove this prohibition to allow any action required or permitted to be taken by the stockholders of the Company to be effected by written consent of the stockholders.
Duration of Existence	Our current certificate provides that, if we do not consummate a business transaction within 18 months (or 24 months upon execution of a letter of intent within the initial 18 month period), we will cease all operations, liquidate the Trust Account and dissolve and liquidate.	The proposed certificate does not alter the default of perpetual existence under the Delaware General Corporation Law.

	Current Certificate	Proposed Certificate
Provisions Specific to a Blank Check Company	Under our current certificate, Article FIFTH sets forth various provisions related to our operations as a blank check company prior to the consummation of an initial business combination.	The proposed certificate deletes Article FIFTH in its entirety because, upon consummation of the Business Combination, we will cease to be a blank check company. In addition, the provisions requiring that the proceeds from our IPO be held in the Trust Account until a business combination or liquidation of the Company and the terms governing the Company’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination.
Transfer Restrictions	Our current certificate does not contain special transfer restrictions on Class B Common Stock.	The proposed certificate provides that the Class B Common Stock shares are subject to transfer restrictions set forth in the trust agreement governing the ZGH Class B Trust.
Number of Directors	The current certificate divided the board of directors into three classes and set forth the methodology for appointment of directors to serve for each class on a staggered basis.	The proposed certificate provides that the number of directors (exclusive of directors who may be elected by holders of our preferred stock) will be fixed from time to time by resolution of a majority of the board and directors shall be elected on an annual basis.
Special Meetings of the Stockholders	Our current certificate does not alter the default for convening a special meeting of stockholders under the Delaware General Corporation Law. Accordingly, the board of directors or, pursuant to our existing bylaws, the Chairman of the board of directors or the Chief Executive Officer or the President of the Company may call a special meeting.	The proposed certificate destaggers the board. It provides that, except as otherwise required by law and subject to the rights of holders of our preferred stock, special meetings of the stockholders may only be called by or at the direction of the Chairman of the board of directors, the Chief Executive Officer of the Company or by resolution of the board of directors.

	Current Certificate	Proposed Certificate
Exclusive Jurisdiction	Our current certificate does not contain an exclusive jurisdiction provision.	The proposed certificate provides that, unless our board of directors or one of its committees consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.
Indemnification	Our current certificate states that we will, to the full extent permitted under the Delaware General Corporation Law, indemnify all persons whom we may indemnify pursuant to such law.	In addition to the existing provisions on indemnification, the proposed certificate provides that (i) the indemnification rights in Article SIXTH are not exclusive, (ii) the Company may maintain insurance to cover claims against directors, officers and others, (iii) if the Company is merged into or consolidated with another corporation and is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under Article SIXTH and (iv) any person serving as a director, officer, partner, member, trustee, administrator, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at least 50% of whose equity interests are owned by the Company shall be conclusively presumed to be serving in such capacity at the request of the Company.

Vote Required for Approval

Approval of the Amended and Restated Charter Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Class A Common Stock and Class B Common Stock, voting as separate classes. A failure to vote your shares, an abstention and a broker non-vote are the equivalent of a vote against the Amended and Restated Charter Proposal. The Amended and Restated Charter Proposal is conditioned upon the approval of the Business Combination Proposal.

Proposal No. 2 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, Proposal No. 2 will have no effect, even if approved by our stockholders.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDED AND RESTATED CHARTER PROPOSAL.

PROPOSAL NO. 3 — ELECTION OF DIRECTORS TO THE BOARD

Our board of directors is currently divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. If Proposal No. 1 and Proposal No. 2 are approved, our second amended and restated certificate of incorporation will be filed at the closing of the Business Combination and will have the effect of destaggering our board of directors into a single class, with all directors to be elected on an annual basis. In addition, it is a closing condition under the Investment Agreement that each of our directors, other than Bruce Cameron, tenders their resignation from our board of directors effective upon the closing of the Business Combination. Accordingly, upon the closing of the Business Combination, there will be four vacancies on our board of directors. At the special meeting, stockholders are being asked to elect four new directors to our board of directors to fill these vacancies and re-elect Mr. Cameron, effective and contingent upon the closing of the Business Combination. Each director nominee will serve a one-year term expiring at our next annual meeting of stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Under our amended and restated certificate of incorporation, our Class A directors, Class B directors and Class C directors are to be elected at our first, second and third annual meetings of stockholders, respectively. If this Proposal No. 3 is approved but Proposal No. 2 is not and ZGP and the ZGP Founder Members waive the requirement of approval of Proposal No. 2, then Christian Zugel and Bruce Cameron shall be the Class A directors who will serve until the third annual meeting of stockholders after this special meeting, Michael Szymanski and James Zinn shall be the Class C directors who will serve until our second annual meeting of stockholders after this special meeting, and Paul Guenther shall be the Class B director who will serve until our next annual meeting of stockholders after this special meeting.

Our board of directors has nominated each of Christian Zugel, Michael Szymanski, Paul Guenther, Bruce Cameron and James Zinn to serve as directors upon the closing of the Business Combination. The following sets forth information regarding each nominee.

Christian Zugel, 54

Mr. Zugel founded ZAIS in 1997 and now serves as Managing Member and Chief Investment Officer. Mr. Zugel also serves as Chairman of the Board of ZAIS Financial Corp., a publicly traded real estate investment trust for which a subsidiary of ZAIS acts as the external manager (“ZFC REIT”). Prior to founding ZAIS, Mr. Zugel was a senior executive with J.P. Morgan Securities Inc., where he led J.P. Morgan’s entry into many new trading initiatives. At J.P. Morgan, Mr. Zugel also served on the Asia Pacific management-wide and firm-wide market risk committees. Mr. Zugel received a Masters in Economics from the University of Mannheim, Germany.

Mr. Zugel is well qualified to serve as a director due to his institutional knowledge with respect to ZAIS and his significant experience in the investment management industry both as a senior executive with J.P. Morgan Securities Inc. and as the founder of ZAIS.

Michael Szymanski, 48

Mr. Szymanski has served as President at ZAIS since 2011. He also serves as Chief Executive Officer, President and Director of ZFC REIT. Before joining ZAIS, Mr. Szymanski was Chief Executive Officer of XE Capital Management, LLC, an investment management firm specializing in structured products, from 2003 to 2008. Before that, Mr. Szymanski was Chief Financial Officer of Zurich Capital Markets, a subsidiary of Zurich Financial Group, from 2000 to 2002. Mr. Szymanski was also a Vice President in the Bank and Insurance Strategies Group of Lehman Brothers from 1997 to 2000, providing capital markets structuring and advisory services to financial institutions and corporations. Mr. Szymanski also spent nine years at Ernst & Young LLP advising financial services clients, leaving as a Senior Manager in the Capital Markets/M&A Advisory Group in New York. Mr. Szymanski is a Certified Public Accountant and received a B.A. in Business Administration with a concentration in Accountancy from the University of Notre Dame and an M.B.A. with a concentration in Finance from New York University’s Stern School of Business. Mr. Szymanski serves on the Board of Directors of the National Stock Exchange as Chairman of the Audit Committee.

Mr. Szymanski is well qualified to serve as a director due to his institutional knowledge with respect to ZAIS and his experience as an executive officer of multiple companies in the investment management industry.

Paul B. Guenther, 74

Since 2002, Mr. Guenther has served as a member of the Board of Directors of The Guardian Life Insurance Company, where he has chaired the audit, investment and human resources and governance committees. Mr. Guenther has also served as chairman of Community and Southern Bank Holding Co. and as chairman of First National Bank of New York, which merged into Bridgehampton National Bank in 2014. From August 2007 to November 2010, Mr. Guenther served as a member of the board of directors of Liberty Acquisition Holdings Corp., a publicly traded blank check company that completed its business combination in November 2010. Mr. Guenther was the President of PaineWebber Group, Inc. from January 1994 to April 1995. Mr. Guenther began working at Paine Webber Incorporated in 1966 and served as its President from December 1988 until January 1994. Mr. Guenther also served as Chairman of the New York Philharmonic from September 1996 until 2009, after which he became Chairman Emeritus, and is a member of the Board of Directors of RS Investments. Mr. Guenther serves on several philanthropic boards and is a member of several charitable organizations. Mr. Guenther received his M.B.A. from Columbia Graduate School of Business and his B.S. in economics from Fordham University and is a CFA charterholder.

Mr. Guenther is well qualified to serve as a director due to his experience in public and private company governance and his financial experience and knowledge.

James Zinn, 62

Since 2013, Mr. Zinn has served on the board of directors of ZFC REIT, including as chair of the audit committee since 2013. Upon the closing of the Business Combination, Mr. Zinn has indicated his intention to resign from the ZFC REIT board of directors. Since 2012, Mr. Zinn has been a director of dwinQ, Inc, a company that offers an online social media platform. Since 2010, Mr. Zinn has served as a Director and formerly the Treasurer of a homeowners association representing over 5,000 residents. From 2008 through 2012, he also maintained an on-call consultant role with ODIN Technologies, Inc., a radio-frequency identification engineering firm, which he helped organize in 2003. From 2003 to 2009, Mr. Zinn served as a director of Vmeals, LLC, an online food sales organization. During 2008, Mr. Zinn also served on the valuation committee of XE Capital Management, LLC, a hedge fund based in New York City. From 1999 to 2006, Mr. Zinn co-founded and served as Chief Financial Officer (until 2002) and a Director of ServerVault, Inc., a secure web-hosting company. From 1994 to 1999, Mr. Zinn served as the Chief Financial Officer and Senior Vice President of CapitalOne Financial Corporation, where he was responsible for all financial management and related communications. Prior to that, from 1977 to 1994, Mr. Zinn served in various capacities from staff accountant to Regional Partner for Ernst & Young, LLP, providing accounting and consultation advice on technical accounting matters to financial services clients. Mr. Zinn received a B.S. in Business Administration from The Ohio State University in 1975. Mr. Zinn was selected to serve on our board of directors due to his accounting expertise and industry experience.

R. Bruce Cameron, 58

Mr. Cameron biographical information is included in “Information About HF2 — Management.”

Vote Required for Approval

Directors are elected by a plurality of all of the votes cast by holders of shares of Class A Common Stock and Class B Common Stock represented in person or by proxy and entitled to vote thereon at the special meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other nominee for the same position. Stockholders may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, failure to vote your shares by proxy or in person, and broker non-votes will have no effect on the election of directors. Proposal No. 3 is conditioned upon the approval of both the Business Combination Proposal and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS
VOTE “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO
THE BOARD OF DIRECTORS.

PROPOSAL NO. 4 — APPROVAL AND ADOPTION OF THE ZAIS GROUP HOLDINGS, INC.
2015 STOCK INCENTIVE PLAN

Our board of directors has unanimously approved and adopted the 2015 Stock Plan and our board of directors unanimously recommends that our stockholders approve and adopt the 2015 Stock Plan. The principal features of the 2015 Stock Plan are summarized below. This summary is qualified in its entirety by reference to the text of the 2015 Stock Plan, which is filed as Annex F to this proxy statement. Our stockholders should read carefully the entire 2015 Stock Plan before voting on this proposal.

2015 Stock Plan

The purposes of the 2015 Stock Plan are to attract and retain key personnel and to provide a means for our current and prospective directors, officers, employees, consultants and advisors to acquire and maintain an equity interest in us, or be paid incentive compensation, which may (but need not) be measured by reference to the value of our Class A Common Stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders. The 2015 Stock Plan is also designed to permit us to make awards settled in cash or in shares of our Class A Common Stock. The Committee may, but is not required, to grant awards in a manner that will qualify as “performance-based compensation” under Section 162(m) of the Code.

Administration

The 2015 Stock Plan will be administered by the compensation committee of the Board, a sub-committee of the compensation committee, such other committee of our Board as may be appointed pursuant to the 2015 Stock Plan, or our Board (as applicable, the “Committee”). The Committee has the sole and plenary authority to establish the terms and conditions of any award and any amendments thereto consistent with the provisions of the 2015 Stock Plan. The Committee is authorized to, among other things, designate participants; determine the time or time at which awards may be exercised and whether and under what circumstances an award may be exercised; interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2015 Stock Plan and any instrument or agreement relating to, or any award granted under, the 2015 Stock Plan; establish, amend, suspend or waive any rules and regulations of the 2015 Stock Plan; accelerate the vesting or exercisability of, payment for or lapse of restrictions on awards; and to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2015 Stock Plan.

Eligibility

Our employees, directors, officers, advisors and consultants, and those of our affiliates, and individuals who have accepted offers to provide us or our affiliates such services, will be eligible to participate in the 2015 Stock Plan. The Committee has the sole and complete authority to determine who will be granted an award under the 2015 Stock Plan, but may delegate such authority to one or more of our officers under the circumstances set forth in the 2015 Stock Plan. We estimate that approximately 60 persons are eligible to participate in the 2015 Stock Plan. There are no awards planned immediately following the effective date of the Plan.

Share Reserve

The 2015 Stock Plan provides that the total number of shares of Class A Common Stock that may be issued under the 2015 Stock Plan is will be equal to 15% of the outstanding number of shares of Class A Common Stock at the Closing of the Business Combination, subject to the adjustment provisions in the 2015 Stock Plan as described further below. Of this amount, no more than 15% of the outstanding number of shares of Class A Common Stock at the Closing of the Business Combination may be issued upon the exercise of incentive stock options; no more than 300,000 shares of Class A Common Stock issuable upon the exercise of options or stock appreciation rights may be granted to any single participant during any calendar year; for awards intended to qualify as performance-based compensation pursuant to Section 162(m) of the Code, no single participant in respect of a single calendar year during a performance period may earn more than 200,000 shares or, in the event any such award is paid in cash, securities, other awards under the 2015 Stock Plan or other property, more than the fair market value of 200,000 shares of Class A Common Stock on the last day of the performance period to which such award relates; and the maximum amount that can be paid to any single participant pursuant to a cash incentive or bonus award with respect to a performance period that is 12 months or less is $3,000,000, and with respect to a performance period that is more than 12 months, is $6,000,000. To the extent that an award expires unexercised, is canceled or forfeited, or is settled in cash, the number of shares of Class A Common Stock subject to such award will become available again for grant under the 2015 Stock Plan. Shares of Class A Common Stock that are used to pay the exercise price of an award or withheld to satisfy a participant’s tax withholding obligation will become available for re-grant under the 2015 Stock Plan.

Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us or with which we combine (referred to as “substitute awards”). The number of shares of Class A Common Stock underlying any substitute awards will not be counted against the total number of shares available for awards under the 2015 Stock Plan.

No award may be granted under the 2015 Stock Plan during any suspension of the 2015 Stock Plan or after the tenth anniversary of the date the 2015 Stock Plan is first approved by stockholders, but awards theretofore granted may extend beyond that date.

Awards Available for Grant

The Committee may grant awards of non-qualified stock options, incentive or “qualified” stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), stock bonus awards, dividend equivalents, or performance compensation awards (including cash incentive or bonus awards) under the 2015 Stock Plan.

Options

The Committee may grant options to purchase shares of Class A Common Stock that are either “qualified”, meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified”, meaning they are not intended to satisfy the requirements of Section 422 of the Code. All stock options granted under the 2015 Stock Plan are required to have a per share exercise price that is not less than 100% of the fair market value per share of our Class A Common Stock underlying such stock options on the date the stock options are granted. All stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the option is intended to qualify as an incentive stock option, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. Stock options granted under the 2015 Stock Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum terms for stock options granted under the 2015 Stock Plan will be 10 years from the initial date of grant, or five years with respect to any stock options intended to qualify as incentive stock options granted to a participant who owns stock representing more than 10% of the voting power of all classes of our stock.

Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair value on the date of exercise), or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (“SARs”) under the 2015 Stock Plan. Generally, each SAR will entitle the participant upon exercise to an amount (in cash, shares or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Class A Common Stock, over (B) the strike price per share, times (ii) the number of shares of Class A Common Stock covered by the SAR being exercised. The strike price per share of a SAR granted in tandem with an option will be the exercise price of the related option, and, in the case of a SAR granted independent of an option, the fair market value on the date of grant (other than in the case of SARs granted in substitution of previously granted awards). The terms of the SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock

The Committee may grant restricted stock under the 2015 Stock Plan. Restricted Stock is Class A Common Stock that generally is non-transferable and is subject to other restrictions determined by the Committee for a specified period. The terms of the restricted stock shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock Units

The Committee may grant RSUs under the 2015 Stock Plan. Generally, RSUs represent the right to receive, upon the expiration of the applicable restricted period, one share of Class A Common Stock for each RSU, or, if provided in an award agreement, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). A holder of RSUs will have no rights as a stockholder until such time as the award has vested and any other applicable conditions and/or criteria have been satisfied and the shares of Class A Common Stock underlying the award have been issued to the holder. The terms of the RSUs shall be subject to terms established by the Committee and reflected in the award agreement.

Stock Bonus Awards

The Committee will be authorized to grant awards of unrestricted Class A Common Stock, either alone or in tandem with other awards, under such terms and conditions as the Committee may determine.

Dividend Equivalents

The Committee may grant dividend equivalents based on dividends declared on Class A Common Stock, to be credited as of the dividend payment dates during the period between the date an award is granted to a participant and the date such award vests, is exercised, is distributed or expires, as determined by the Committee. Such dividend equivalents will be converted to cash, additional awards or additional shares of Class A Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

Performance Compensation Awards

The Committee, in its sole discretion, may designate any award, whether payable in cash or stock, as a “performance compensation award” intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Whether the Committee designates an award as a performance compensation award will be determined based on the applicable facts and circumstances at the time of the award, including but not limited to whether the tax deduction limitations under Section 162(m) apply to the participant. If the Committee grants an award that is not intended to be a performance compensation award, it may grant such award based on such terms and conditions as it deems appropriate, and shall not be limited by the restrictions applicable to performance compensation awards as described below.

The Committee has sole discretion to select the length of any applicable performance periods, the types of performance compensation awards to be issued, the applicable performance criteria and performance goals, and the kinds and/or levels of performance goals that are to apply to a performance compensation award. The performance criteria that will be used to establish the performance goals with respect to a performance compensation award will be based on the attainment of specific levels of performance, by us and/or by one or more of our affiliates, divisions, operational and/or business units, product lines, brands, business segments or administrative departments, or any combination of the foregoing) and may include any of the following:

(i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth; (v) gross profit or gross profit growth; (vi) or revenue growth; (vii) net interest margin; (viii) operating profit (before or after taxes); (ix) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity or sales); (x) cash flow measures (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per-share basis; (xi) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (xii) share price (including, but not limited to, growth measures or total stockholder return); (xiii) expense targets, cost reduction goals or general and administrative expense savings; (xiv) gross or net operating margins; (xv) productivity ratios; (xvi) operating efficiency; (xvii) measures of economic value added or other “value creation” metrics; (xviii) asset quality; (xix) inventory control; (xx) enterprise value; (xxi) sales; (xxii) stockholder return; (xxiii) client retention; (xxiv) employee retention; (xxv) competitive market metrics; (xxvi) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations or meeting divisional or project budgets); (xxvii) objective measures of customer satisfaction; (xxviii) working capital targets; (xxix) asset growth; (xxx) dividend yield; (xxxi) system-wide revenues; (xxxii) comparisons of continuing operations to other operations; (xxxiii) market share; (xxxiv) cost of capital, debt leverage year-end cash position or book value; (xxxv) strategic objectives; (xxxvi) new client AUM or additional client assets placed under management; (xxxvii) objective measures of “deal sourcing”; (xxxviii) objective measures relating to dispositions of portfolio companies, (xxxix) increases in the value of AUM; and (xl) any combination of the foregoing. Any one or more of the performance criteria may be stated as a percentage of another performance criteria, or a percentage of a prior period’s performance criteria, or used on an absolute, relative or adjusted basis to measure our performance and/or that of one or more of our affiliates as a whole, or any divisions, operational and/or business unit(s), product lines, brands, business segments, administrative departments of ours and/or one or more of our affiliates, or any combination thereof, as the Committee may deem appropriate, or any of the performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Any of the performance criteria may be subject to adjustment as provided in the 2015 Stock Plan.

The Committee also has the authority to provide for accelerated vesting of any performance compensation award based on the achievement of performance goals pursuant to the performance criteria specified above. To the extent required under Section 162(m) of the Code, the Committee will, within the first ninety (90) days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the performance criteria it selects to use for such performance period and thereafter promptly communicate such performance criteria to the participant and record them in writing.

Other Incentive or Bonus Plans

The Committee, in its sole discretion, may award incentive or bonus awards outside the 2015 Stock Plan in addition to awards under the 2015 Stock Plan. Awards that may be issued outside the 2015 Stock Plan include cash incentives to investment personnel and issuing the Class B Units after the Closing of the Business Combination, as described above on page 106. Awards that are issued under the 2015 Stock Plan, as well as awards issued outside the 2015 Stock Plan (other than the issuance of the Class B Units after the Closing), will be subject to the provision under our compensation committee charter to be adopted at the Closing of the Business Combination that our GAAP compensation expense from all cash and non-cash sources will not exceed 50% of ZAIS's GAAP revenue (excluding revenue from any investment vehicles required to be consolidated in accordance with GAAP, but including revenue from ZAIS's co-investments in any such investment vehicle) in any fiscal year period during the first five years after the Business Combination.

Adjustments upon Certain Events

In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of our shares of Class A Common Stock or other securities, issuance of warrants or other rights to acquire our shares of Class A Common Stock or other securities, or other similar corporate transaction or event (including, without limitation, a change in control, as defined in the 2015 Stock Plan, that affects the shares of Class A Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a change in control) affecting us, any of our affiliates, or our financial statements or those of any of our affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation, any or all of: (i) adjusting any or all of (A) the number of our shares of Class A Common Stock or other securities which may be delivered in respect of awards or with respect to which awards may be granted under the 2015 Stock Plan, and (B) the terms of any outstanding award, including, without limitation, (1) the number of shares of Class A Common Stock subject to outstanding awards or to which outstanding awards relate, (2) the exercise price or strike price with respect to any award or (3) any applicable performance measures; (ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, providing for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for participants to exercise outstanding awards prior to the occurrence of such event; and (iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancelling any one or more outstanding awards and causing to be paid to the holders, in cash, shares of Class A Common Stock, other securities or other property, or any combination, the value of such awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Class A Common Stock received or to be received by other stockholders in such event), including without limitation, in the case of options and stock appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the shares of Class A Common Stock subject to the option or stock appreciation right over the aggregate exercise price thereof, or, in the case of any outstanding restricted stock, restricted stock unit, stock bonus award, or other award denominated in Class A Common Stock, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares of Class A Common Stock subject thereto.

Effect of Change in Control

Except to the extent otherwise provided in an award agreement, in the event of a change in control (as defined in the 2015 Stock Plan), then notwithstanding any provision of the 2015 Stock Plan to the contrary, with respect to all or any portion of the participant’s outstanding award or awards, the Committee may provide that: (a) the then outstanding options and SARs will become immediately exercisable on the date of the change in control; (b) the period of restriction applicable to awards will expire as of a time prior to the change in control (including without limitation a waiver of any applicable performance goals); (c) performance periods in effect on the date the change in control occurs will end on such date, and may (i) determine the extent to which performance goals with respect to each such performance period have been met based on available information the Committee deems relevant and (ii) cause the participant to receive partial or full payment of awards based on the Committee’s determination of the degree of attainment of performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and (d) all awards that have been previously deferred to be settled in full as soon as practicable. In addition, if an award under the 2015 Stock Plan is subject to Section 409A of the Code, a change in control transaction may constitute a payment event only if the transaction is also a “change in control event” for purposes of Section 409A of the Code.

Nontransferability of Awards

An award may be exercised only by a participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s legal guardian or representative. An award will not be transferable or assignable by a participant except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any affiliate. However, the Committee may, in its sole discretion, permit awards (other than incentive stock options) to be transferred, including transfer to a participant’s family members, any trust established solely for the benefit of participant or such participant’s family members, any partnership or limited liability company of which the participant, or the participant and the participant’s family members, are the sole member(s).

Amendment and Termination

The Board may amend, alter, suspend, discontinue, or terminate the 2015 Stock Plan or any portion thereof at any time, except that no such amendment, alteration, suspension, discontinuation or termination may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement (including the rules or requirements of any securities exchange or inter-dealer quotation system on which our shares may be listed). In addition, any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

Claw-back Provisions

All awards (including any proceeds, gains or other economic benefit actually or constructively received by the participant in respect of such awards) will be subject to the provisions of any claw-back policy implemented by us or set forth in the applicable award agreement, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, such as the Dodd-Frank Act.

Plan Duration

The 2015 Stock Plan will expire on the tenth anniversary of the effective date of the plan, and no awards may be granted after such expiration, but the terms of the 2015 Stock Plan will continue to apply to previously granted awards.

U.S. Tax Consequences under the 2015 Stock Plan

The following summary sets forth the tax events generally expected for United States citizens and permanent residents under current United States federal income tax laws in connection with equity awards under the 2015 Stock Plan. This summary omits the tax laws of any municipality, state, or foreign country to which a participant may be subject.

Stock Options

A participant will realize no taxable income, and no related deduction will be generated, at the time a stock option that does not qualify as an “incentive stock option” under the Code is granted under the 2015 Stock Plan. At the time of exercise of such a non-qualified stock option, the participant will realize ordinary income, and a deduction will be generated, equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

For stock options that qualify for treatment as “incentive stock options” under the Code, a participant will realize no taxable income, and no related deduction will be generated, at the time an incentive stock option is granted. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and no deduction will be generated in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a participant will be a long-term capital gain or loss. No deduction will be generated with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods. Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods, such participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise of the option. A deduction will be generated at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term or short-term based upon how long the shares were held. The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option.

Stock Appreciation Rights

In general, (a) the participant will not realize income upon the grant of a stock appreciation right; (b) the participant will realize ordinary income, and a corresponding deduction will be generated, in the year cash or shares of common stock are delivered to the participant upon exercise of a stock appreciation right; and

(c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right award are the same as described below with respect to a disposition of unrestricted shares.

Restricted and Unrestricted Stock; Restricted Stock Units

Unless the participant files an election to be taxed under Section 83(b) of the Code: (a) the participant will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and a corresponding deduction (subject to the limitations of Section 162(m) of the Code, if applicable, for grants of restricted stock subject only to time-based vesting and not including any performance conditions) will be generated, when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the participant files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

A participant will not realize income upon the grant of restricted stock units, but will realize ordinary income, and a corresponding deduction will be generated (subject to the limitations of Section 162(m) of the Code, if applicable, for grants of restricted stock units subject only to time-based vesting and not including any performance conditions), when the restricted stock units have vested and are settled in cash and/or shares of common stock. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

When the participant later disposes of stock resulting from an Award of restricted stock or restricted stock units, the difference between the amounts received upon such disposition and the fair market value of such shares on the date the recipient realized ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Section 162(m)

Whether a payment made under an Award is deductible depends in part on whether any deduction restrictions apply under Section 162 of the Code, including the $1 million deduction limitation under Section 162(m) with respect to payments made to certain of our named executive officers. However, our named executive officers are expected to provide the bulk of their services to, and receive the bulk of their compensation from, ZAIS rather than from us. IRS private letter rulings suggest that payments for services made by a partnership to an individual who is a named executive officer with respect to a public company related to the partnership are not subject to the $1 million deduction limitation under Section 162(m) of the Code. However, no ruling has been issued to ZAIS, and the IRS has a current no ruling position with respect to whether the $1 million deduction limit under Section 162(m) applies to compensation attributable to services performed for a partnership that is related to a public company. The 2015 Stock Plan allows, but does not require, the Committee to grant Awards that will qualify for the “performance-based compensation” exception to the $1 million deduction limitation. The Committee may decide to grant Awards that do not qualify for this exception irrespective of whether payment of compensation by ZAIS to the named executive officers is determined to be subject to Section 162(m).

Section 409A

Section 409A of the Code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the 2015 Stock Plan, but may apply in some cases to restricted stock units or cash bonus payments where issuance of the stock or payment of the cash bonus must or may occur in a taxable year after the year in which the Award vests. For such awards subject to Section 409A of the Code, certain officers of the Company may experience a delay of up to six months in the settlement of the awards in shares of company stock.

Withholding

The 2015 Stock Plan permits withholding from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Vote Required for Approval

The 2015 Stock Plan Proposal requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. A failure to vote your shares and a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on these proposals, but an abstention will have the same effect as a vote “against” each of these proposals. This proposal is conditioned upon the approval of the Business Combination and, unless waived by ZGP and the ZGP Founder Members, the Amended and Restated Charter Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE ZAIS GROUP HOLDINGS, INC.
2015 STOCK INCENTIVE PLAN.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Business Combination Proposal. In no event will our board of directors adjourn the special meeting or consummate the Business Combination beyond March 21, 2015.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Business Combination Proposal.

Vote Required for Approval

Approval of Proposal No. 5 requires the affirmative vote of holders of a majority of the shares of Class A Common Stock and Class B Common Stock, voting together as a single class, represented in person or by proxy and entitled to vote thereon at the special meeting. A failure to vote your shares and a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of the vote on this proposal, but an abstention will have the same effect as a vote against each of this proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT HF2

General

We are a Delaware blank check company incorporated in October 2012 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Our IPO was consummated on March 27, 2013. Prior to entering into the Investment Agreement, we sought to identify a target business for our initial business combination. Our efforts to identify a prospective target business were not limited to a particular industry or geographic region. While we focused on companies operating in the financial services industry, we also evaluated opportunities across other industries as well.

In December 2012, our Sponsors purchased an aggregate of 4,255,000 shares of Class A Common Stock, which we refer to as the Founders’ Shares, for an aggregate purchase price of $25,000, or approximately $0.005875 per share. In February 2013, our Sponsors purchased, on a net basis, an additional 143,750 Founders’ Shares for an aggregate net purchase price of $845, or approximately $0.005875 per share.

In December 2012, our Chairman, Bruce Cameron purchased an aggregate of 20,000,000 shares of Class B Common Stock for an aggregate purchase price of $20, or $0.000001 per share, which is the per share par value. Mr. Cameron contributed the shares of Class B Common Stock to the HF2 Class B Trust.

The registration statement for our IPO was declared effective on March 21, 2013. On March 27, 2013, we consummated our IPO through the sale of 15,300,000 shares of Class A Common Stock at $10.00 per share and received proceeds, net of the underwriters’ discount and offering expenses, of $147,763,000. Simultaneously with the consummation of our IPO, we sold 1,414,875 shares of Class A Common Stock (which we refer to as the Sponsors’ Shares) to certain of our sponsors at $10.00 per share in a private placement and raised $13,910,939, net of commissions.

In connection with our IPO, we granted the underwriters in the offering a 45-day option to purchase up to an additional 2,295,000 shares of Class A Common Stock to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 public shares. We closed the sale of the public shares pursuant to the exercise of the over-allotment option on April 1, 2013 and received proceeds, net of the underwriters’ discount, of $22,284,450. Simultaneously with the closing of the sale of the public shares pursuant to the exercise of the over-allotment option, we raised an additional $1,801,401, net of commissions, through the sale of an additional 183,525 Sponsors’ Shares to the Sponsors in a private placement to maintain in the Trust Account an amount equal to $10.50 per public share sold. Upon the closing of our IPO and the over-allotment option, $184,747,500 (representing $10.50 per public share sold in our IPO, including the over-allotment option), including a portion of the proceeds of the private placements of the Sponsors’ Shares, was deposited in the Trust Account.

Effecting the Business Combination

We are not presently engaged in, and we will not engage in, any substantive commercial business unless we consummate the Business Combination. We intend to affect the Business Combination using cash held in the Trust Account. All of the funds (after expenses) released from the Trust Account will be used for payment of the Closing Acquisition Consideration in connection with the Business Combination or for redemptions of Class A Common Stock.

Selection of a Target Business and Structuring of the Business Combination

Pursuant to NASDAQ listing rules, the target business or businesses that we acquire must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for an initial business combination, although we may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. We believe the Business Combination must comply with this rule. If we acquire less than 100% of the equity interest in a target business or businesses, the portion of such business that we acquire must have a fair market value equal to at least 80% of the Trust Account balance, as is the case is the proposed Business Combination. See “Proposal No. 1 — Approval of the Business Combination — Satisfaction of 80% Test.”

The fair market value of the portion of ZGP that we will acquire has been determined by our board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow or book value). In connection with the Business Combination, our board of directors has received an opinion from Cassel Salpeter, as described in “Proposal No. 1 — Approval of the Business Combination Proposal — The Investment Agreement — Description of Opinion of Cassel Salpeter.”

Submission of the Business Combination to a Stockholder Vote

The Business Combination Proposal (and consequently, the Investment Agreement and the transactions contemplated thereby, including the Business Combination) will be approved and adopted only if a majority of the outstanding shares of Class A Common Stock voted at the special meeting on this proposal are voted “FOR” the Business Combination Proposal. As of the record date, our Sponsors, officers and directors have agreed to vote any shares of Class A Common Stock owned by them in favor of the Business Combination.

Liquidation if No Business Combination

Our amended and restated certificate of incorporation provides that we will continue in existence only until March 21, 2015 unless we consummate on initial business combination on or prior to such date. If we are unable to complete the Business Combination by such date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and to the requirements of other applicable law.

Employees

We do not have any employees. We have three executive officers and two other officers, none of whom are paid a salary. These individuals are not obligated to devote any specific number of hours to our matters and devote only as much time as they deem necessary to our affairs. We do not intend to have any full time employees prior to the consummation of the Business Combination.

Properties

We currently maintain our principal executive offices at 999 18th Street, Suite 3000, Denver, Colorado 80202. The cost for this space is included in the $10,000 monthly fee that Berkshire Capital charges us for general and administrative services pursuant to a letter agreement between us and Berkshire Capital dated February 25, 2013. We believe, based on rents and fees for similar services in Denver, Colorado and other Berkshire Capital office locations, that the fee charged by Berkshire Capital is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space, combined with the other office space otherwise available to our executive officers, adequate for our current operations.

Legal Proceedings

There are no legal proceedings pending against HF2.

Management

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
R. Bruce Cameron	58	Chairman and Chief Executive Officer
R. Bradley Forth	35	Executive Vice President, Chief Financial Officer and Secretary
Seymour A. Newman	60	Chief Operating Officer
Joseph C. Canavan	52	Director
Oscar J. Junquera	60	Director
Robert H. Zerbst	67	Director

R. Bruce Cameron, CFA.  Mr. Cameron has been the Chairman of our Board of Directors since our inception and our Chief Executive Officer since April 2014. Mr. Cameron has been the President and Chief Executive Officer of Berkshire Capital Securities LLC, a New York-based investment banking firm, since its formation in May 2004. Mr. Cameron co-founded Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, in 1983 as the first independent investment bank covering the financial services industry, with a focus on investment management and capital markets firms. Mr. Cameron and his partners have advised on over 291 mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client AUM transfer of more than $906 billion and aggregate transaction value in excess of $12.8 billion. From 2005 to 2010, Mr. Cameron was a co-founder and the chairman of the board of directors of Highbury Financial Inc., a publicly traded blank check company that became an investment management holding company. Prior to forming Berkshire Capital Corporation, Mr. Cameron was an associate director of Paine Webber Group Inc.’s Strategic Planning Group from 1981 through 1983. Mr. Cameron began his career at Prudential Insurance Company from 1978 through 1980, working first in the Comptroller’s Department and then in the Planning & Coordination Group. Mr. Cameron graduated from Trinity College, where he received a B.A. in Economics and, from Harvard Business School, where he received an M.B.A. Mr. Cameron also attended the London School of Economics. Mr. Cameron is a CFA charterholder and a former treasurer of the New York Society of Security Analysts. Mr. Cameron is a Fellow of the Life Management Institute. He is also a past trustee of the Securities Industry Institute.

We believe Mr. Cameron is well-qualified to serve as a member of our Board of Directors due to his extensive experience in the financial services industry, most recently at Berkshire Capital, business leadership, operational experience, and his prior experience as Chairman of the board of directors for Highbury Financial Inc.

R. Bradley Forth, CFA.  Mr. Forth has been our Executive Vice President, Chief Financial Officer and Secretary since our inception. Mr. Forth was a director, vice president and associate at Berkshire Capital Securities LLC from its formation in 2004 through 2013 and an associate and analyst at Berkshire Capital Corporation from 2001 to 2004. From 2005 to 2010, Mr. Forth was a co-founder and the executive vice president, chief financial officer and secretary of Highbury Financial Inc. From 2010 to 2013, Mr. Forth was a partner of Broad Hollow Partners LLC, a partnership formed to pursue principal investments in the investment management industry. He graduated from Duke University in 2001 with a B.S. in Economics and a B.A. in Chemistry. Mr. Forth is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.

Seymour A. Newman, CPA.  Mr. Newman has been our Chief Operating Officer since July 2013. Mr. Newman has been the president of SN Consulting LLC, where he provides strategic, financial, and operational consulting to C-suite executives, since 2008. From 2001 to 2008, Mr. Newman served as the Executive Vice President and Chief Financial Officer of ABN AMRO Asset Management Holdings, Inc., an asset management firm. From 1988 to 2001, Mr. Newman worked for Chicago Title & Trust Co. and its affiliate, Alleghany Asset Management, first as the Vice President and Assistant Controller of Chicago Title & Trust Co. (from 1988 to 1996) and then as the Executive Vice President and Chief Financial Officer of

Alleghany Asset Management, Inc. (from 1997 to 2001). Mr. Newman began his career at KPMG LLP from 1978 through 1988, beginning as a Senior Accountant before becoming a Manager and Senior Manager. He graduated from Cornell University in 1976, where he received a B.A. in Economics, and from Northwestern University, Kellogg School of Management in 1978, with an M.B.A. in Accounting and Finance. Mr. Newman is a licensed CPA, a FINRA Neutral Arbitrator and a Chicago Regional Board Member of Financial Executives International.

Joseph C. Canavan.  Mr. Canavan has been a Director since February 2013. Since January 2010, Mr. Canavan has been Chief Executive Officer of Canavan Capital, a personal investment company. Mr. Canavan was Chairman and Chief Executive Officer of Assante Wealth Management, a wealth management company, and United Financial Corporation, an asset management firm affiliated with Assante Wealth Management, from November 2003 until November 2009. Prior to joining Assante Wealth Management, Mr. Canavan was the President and CEO of Synergy Asset Management, a wealth management company he founded in December 1997. In 1994, Mr. Canavan launched GT Global Canada, a mutual fund company, and served as its Chief Executive Officer until 1997. From 1989 until 1994, Mr. Canavan was a Vice President and Director of National Sales with Fidelity Investments. Mr. Canavan began his career as a financial advisor with Burns Fry Ltd. Mr. Canavan serves on the boards of directors of the following non-profit organizations: the Children’s Aid Foundation, The Next 36, the Fraser Institute, Kids and Company, Brandprotect, and the Kira Talent. Mr. Canavan has a Bachelor of Business Administration from Concordia University and has completed Harvard University’s three-year executive management program for owners and presidents of companies.

Oscar J. Junquera.  Mr. Junquera has been a Director since February 2013. Mr. Junquera is the founder and Managing Partner of PanMar Capital llc, a private equity and investment banking firm specializing in the financial services sector, which he founded in 2008. Mr. Junquera started his career with Blyth Eastman Paine Webber in 1980 as an Associate in the Investment Banking Division. He was appointed Managing Director in 1988, Group Head — Financial Institutions in 1990, and a member of the Investment Banking Executive Committee in 1995, subsequent to the firm’s acquisition of Kidder, Peabody & Co. Upon the sale of PaineWebber Group to UBS AG in 2000, Mr. Junquera was appointed Global Head of Asset Management Investment Banking and held that position until 2007. He was responsible for establishing and building the bank’s franchise with mutual fund, institutional, high net worth and alternative asset management firms, as well as banks, insurance and financial services companies active in asset management. Mr. Junquera is a director of North Star Realty Finance Corp. and Toroso Investments LLC. Mr. Junquera holds a B.S. from the University of Pennsylvania’s Wharton School and an M.B.A. from Harvard Business School. He is on the Board of Trustees of the Long Island Chapter of the Nature Conservancy and is a Patron/Contributor to the Boys Club of New York, Lenox Hill Neighborhood House and the Museum of the City of New York.

Robert H. Zerbst.  Mr. Zerbst has been a Director since February 2013. Mr. Zerbst retired as Chairman of CBRE Global Investors, a global investment company and real estate investment manager in 2009, a position he had held since 2007. He continues to serve as a member of the investment committee of Global Multi Manager, a fund of funds, of CBRE Global Investors. From 1998 until 2007, he was Chief Executive Officer of CBRE Global Investors. Mr. Zerbst joined CB Richard Ellis Investors (now CBRE Global Investors) as president in 1997. In 1981, Mr. Zerbst founded and served as Chief Executive Officer of Piedmont Realty Advisors, a real estate investment manager, and became a partner in The RREEF Funds when Piedmont Realty Advisors merged with The RREEF Funds in 1991. Mr. Zerbst is director of Digital Realty Trust, a New York Stock Exchange listed realty trust. Mr. Zerbst serves as Chairman of Overseas Investor Services, LLC, a company that provides to foreign investors services relating to investments in United States real estate. Mr. Zerbst is a past Chairman of the National Association of Real Estate Investment Managers and member of the board of the National Council of Real Estate Investment Fiduciaries. Mr. Zerbst is a member of the World Affairs Council of Northern California, Asia Society, the Policy Advisory Board of the Fisher Center at the University of California at Berkeley, Trustee of the San Francisco Conservatory of Music and a former member of the Real Estate Round Table. Mr. Zerbst holds a B.A. from Miami University and an M.A. in Economics, an M.B.A. and a Ph.D. in Finance and Real Estate Economics from Ohio State University.

Stockholder Communications

Stockholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, HF2 FINANCIAL MANAGEMENT INC., 999 18th Street, Suite 3000, Denver, Colorado 80202. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

Our board of directors has determined that Messrs. Canavan, Junquera and Zerbst are “independent directors” as such term is defined in Rule 10A-3 of the Exchange Act and the NASDAQ listing standards.

Leadership Structure and Risk Oversight

Our board of directors believes that the most effective leadership structure is for the Company’s Chief Executive Officer to serve as Chairman given that our sole focus is to consummate an initial business combination and Mr. Cameron has an extensive background in investment banking. By having Mr. Cameron serve as Chief Executive Officer and as Chairman, the board of directors believes that it enables Mr. Cameron to ensure that the board of directors’ agenda responds to strategic challenges, that the board of directors is presented with information required for it to fulfill its responsibilities, and the board of directors meetings are as productive and effective as possible. The board of directors does not have a lead independent director.

Our board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to our board of directors including procedures that the Company has adopted to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of our financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with our independent registered public accounting firm.

Board of Directors and Committees

Prior to the consummation of our IPO, our board of directors formed an audit committee.

During the fiscal year ended December 31, 2013, our board of directors held five meetings and our audit committee held three meetings. Each of our directors attended, either in person or telephonically, at least 60% of the board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings, but encourages the directors to attend if possible.

Audit Committee

We have an audit committee of the board of directors, which consists of our three independent directors, Messrs. Canavan, Junquera and Zerbst, each of whom meets the independent director standard under NASDAQ’S listing standards and under Rule 10A-3(b)(1) of the Exchange Act. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and
•	approving reimbursement of expenses incurred by our management team and Advisory Board in identifying potential target businesses.

The audit committee will at all times be composed exclusively of independent directors who are “financially literate” as defined under NASDAQ’s listing standards. The NASDAQ listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to NASDAQ that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Junquera qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC. A complete copy of our audit committee charter is available on our website at www.hf2financial.com under the Governance Section. Information on or accessible through our website is not a part of this proxy statement.

Nominating and Governance Committee

We have a nominating and governance committee of the board of directors, which consists of our three independent directors, Messrs. Canavan, Junquera and Zerbst. The nominating and governance committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating and governance committee considers persons identified by its members, management, stockholders and others. The guidelines for selecting nominees for director, which are specified in our Nominating and Governance Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

The nominating and governance committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and governance committee does not distinguish among nominees recommended by stockholders and other persons. A complete copy of our nominating and governance committee charter is available on our website at www.hf2financial.com under the Governance Section.

Compensation Committee

We have a compensation committee of the board of directors, which consists of our three independent directors, Messrs. Canavan, Junquera and Zerbst. Our compensation committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers, although none of our executive officers currently receives compensation.

Our compensation committee’s responsibilities include, among others:

•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our executive officers;
•	overseeing and administering, and making recommendations to our board of directors with respect to, our cash and equity incentive plans; and
•	reviewing and making recommendations to the board of directors with respect to director compensation.

A complete copy of our compensation committee charter is available on our website at www.hf2financial.com under the Governance Section.

Advisory Board

We have an Advisory Board to assist us in developing potential acquisition targets and evaluating such targets’ business strategies and operations. The five members of our advisory board are Thomas J. Healey, John C. Hagerty, Randall S. Yanker, T. Robert Burke and Kenneth L. Rilander, each of whom is one of our Sponsors or affiliated with an entity that is one of our Sponsors. The five members of our Advisory Board are individuals who we believe have significant investment, operational and advisory experience in the financial services industry. Unlike our directors, members of our Advisory Board do not participate in managing our operations. In addition, unlike our officers and directors who, under Delaware law, owe fiduciary duties to us and our stockholders, our Advisory Board members do not owe any fiduciary duties to us or our stockholders and do not have a duty to present business opportunities to us. We have no formal arrangement or agreement with these individuals that require them to provide services to us and accordingly, they have no contractual obligations to present business opportunities to us. They provide advice, insights, contacts and other assistance to us based on their industry experience and involvement in areas of activity that are strategic to us at our request, only if they are able to do so. We engage with our Advisory Board members through individual meetings, phone conferences and periodic group meetings to discuss our strategy and industry trends. Our Advisory Board members do not participate in our business in any other manner. Each of the Advisory Board members has entered into a written agreement with us to maintain in confidence information regarding our company that he has learned through his participation as an Advisory Board member and not to make (or enter into any negotiations or agreement to make), directly or indirectly, including through any affiliate, any acquisition of the assets or equity of any target business or businesses that we are considering that he first becomes aware of through his participation as an Advisory Board member (unless we have decided not to pursue a transaction with the target business or businesses). We expect that the Advisory Board will be discontinued upon the Closing of the Business Combination.

Code of Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our executive officers, directors and employees. The code of business conduct and ethics codifies the business and ethical principles that govern all aspects of our business. A complete copy of our code of business conduct and ethics is available on our website at www.hf2financial.com under the Governance section.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of such reports received by us and written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended December 31, 2013, all reports required to be filed by our officers, directors and persons who own more than ten percent of a registered class of our equity securities were filed on a timely basis.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. For a description of certain related party agreements between us and our directors or officers or entities affiliated with them, see “Certain Relationships and Related Party Transactions — HF2 Related Party Transactions.”

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

For a description of compensation that the combined company intends to pay after the Business Combination, see “Management After the Business Combination — Executive Compensation.”

Audit Committee Report

The Company’s audit committee reviewed with management and McGladrey LLP the results of the 2013 audit, including the audited financial statements. The audit committee reviewed the requirements of the audit committee charter previously adopted and the reports required to be disclosed to the audit committee. The audit committee discussed with McGladrey LLP the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communication with Audit Committees.” McGladrey LLP representatives reviewed the written disclosures required by the PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” regarding independence of public accountants with the audit committee and presented their Report on Auditor Independence regarding that matter to the audit committee. The audit committee has determined that McGladrey LLP was independent of the Company. The audit committee also discussed with management and McGladrey LLP the quality and adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures and internal audit organization, responsibilities, budget, staffing and identification of audit risks.

The audit committee reviewed and discussed with management and McGladrey LLP a draft of the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the audited financial statements for the period from October 5, 2012 (inception) to December 31, 2013. Management has the responsibility for the preparation of the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. The external auditor is responsible for examining the financial statements and expressing an opinion on the conformity of the audited financial statements with GAAP. Based on its review of all of the above and on discussions with management and the external auditor, the audit committee recommended to the board of directors that HF2’s audited financial statements for the period from October 5, 2012 (inception) to December 31, 2013 be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Respectfully submitted,

Joseph C. Canavan
Oscar J. Junquera
Robert H. Zerbst

Fees and Services and Pre-Approval Policy

Audit Fees

During the year ended December 31, 2013 and the period from October 5, 2012 (inception) through December 31, 2012, fees for our independent registered public accounting firm were $46,029 and $30,000, respectively.

Audit-Related Fees

During the year ended December 31, 2013 audit related fees from our independent registered public accounting firm were $26,500, primarily relating to services performed in connection with our IPO. There were no audit-related fees for the period from October 5, 2012 (inception) through December 31, 2012.

Tax Fees

During the year ended December 31, 2013 and the period from October 5, 2012 (inception) through December 31, 2012, our independent registered public accounting firm did not render any tax services to us.

All Other Fees

During the year ended December 31, 2013 and the period from October 5, 2012 (inception) through December 31, 2012, there were no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Audit Committee Approval

Since the formation of our audit committee was not effective until March 21, 2013, our audit committee did not pre-approve any of the foregoing services prior to such date, although any services rendered prior to the formation of our audit committee were reviewed and ratified by our board of directors. Our audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the Exchange Act, before we engage our independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by our audit committee.

HF2 MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes thereto included elsewhere in this proxy statement.

Forward-Looking Statements

This HF2 Management’s Discussion and Analysis of Financial Condition and Results of Operations includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us including, but not limited to, those described in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” included elsewhere in this proxy statement. Any forward-looking statements are made only as of the date of this proxy statement and we do not undertake any obligation to update any forward-looking statements.

Overview

We are a blank check company in the development stage, formed in October 2012, whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. If we are unable to consummate our initial business combination on or before March 21, 2015, we will redeem 100% of the shares sold in our IPO for a pro rata portion of the Trust Account.

We presently have no revenue, have had losses since inception from formation costs and operating costs and have no other operations other than the active solicitation of a target business with which to complete a business combination. We have relied upon the sale of our securities and loans from our directors and sponsors to fund our operations.

Critical Accounting Policies

Cash and Cash Equivalents

We consider all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. We maintain our cash deposits with major financial institutions.

Concentration of Credit Risk

We maintain our cash with high credit quality financial institutions. At times, our cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit.

Fair Value of Financial Instruments

We carry our investments at fair value based on quoted market prices, a Level 1 input, which is defined by Accounting Standards Codification (ASC) “Fair Value Measurements and Disclosures” as quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Our investments in U.S. treasury bills are considered trading securities. The increase in fair value subsequent to the purchase of these securities is recorded as interest income.

Net Loss per Share

Net Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. We do not have any dilutive securities outstanding. As such, basic net loss per share equals dilutive net loss per share for the period. Shares of Class B Common Stock have no economic rights, other than the right to be redeemed at par value upon liquidation. As such shares of Class B Common Stock are not considered participating securities and therefore not included in the calculation of net loss per share.

Common Stock, Subject to Possible Redemption

We account for our shares of Class A Common Stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Under such standard, shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Under ASC 480, conditionally redeemable common shares (including shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, shares are classified as shareholders’ equity. Our shares of Class A Common Stock feature certain redemption rights that are considered by us to be outside of our control and subject to the occurrence of uncertain future events. Accordingly at December 31, 2013 and September 30, 2014, the shares of Class A Common Stock subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of our balance sheet.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

We account for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on our evaluation, we have concluded that there are no significant uncertain tax positions requiring recognition in our financial statements.

Our policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. We are currently unaware of any issues under review that could result in significant payments, accruals or material deviations from our position.

Status as Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act. As an emerging growth company, we have elected to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As such, our financial statements may not be comparable to companies that comply with public company effective dates.

Results of Operations

We have neither engaged in any business operations nor generated any revenues to date. Our entire activity from inception up to the closing of our IPO on March 27, 2013 was in preparation for that event. Subsequent to our IPO, our activity has been limited to the evaluation of business combination candidates, the negotiation of the Business Combination and other activities in connection with the Business Combination, and we will not be generating any operating revenues unless and until we consummate the Business Combination. We expect to generate small amounts of non-operating income in the form of interest income on cash and cash equivalents. Interest income is not expected to be significant in view of current low interest rates on treasury securities. Since our IPO, we have incurred increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), in connection with our evaluation of and due diligence on business combination candidates and in connection with the negotiation of and preparations for the Business Combination.

For the Nine Months Ended September 30, 2013 and 2014, and the Period from October 5, 2012 (inception) to September 30, 2014

We incurred net losses of $877,966 and $375,318 for the nine months ended September 30, 2014 and 2013 respectively, and $1,397,031 for the period from October 5, 2012 (Inception) to September 30, 2014. We earned interest income on the cash and cash equivalents held in the Trust Account of $50,602 and $96,047 for the nine months ended September 30, 2014 and 2013, respectively, and $149,622, for the period from October 5, 2012 (Inception) to September 30, 2014. Costs incurred for the nine month periods ended September 30, 2014 and 2013, respectively, and for the period from October 5, 2012 (Inception) to September 30, 2014, consist primarily of legal and audit fees, Delaware franchise taxes, D&O insurance, administrative expense and travel and entertainment expenses. We incurred administrative expenses, payable to Berkshire Capital Securities LLC, an affiliate of one of our officers, of $90,000 and $63,226 for the nine months ended September 30, 2014 and 2013, respectively, and $183,226 for the period from October 5, 2012 (Inception) to September 30, 2014. Until we enter into our initial business combination, we will not have revenues.

For the Year Ended December 31, 2013 and the Period from October 5, 2012 (inception) through December 31, 2013

We incurred net losses of $518,565 for the year ended December 31, 2013 and $519,065 for the period from October 5, 2012 (Inception) through December 31, 2013. During the year ended December 31, 2013 and also for the period from October 5, 2012 (Inception) through December 31, 2013, we earned $99,020 of interest income on the cash and investments held in the Trust Account. Costs incurred for the year ended December 31, 2013 and for the period from October 5, 2012 (Inception) through December 31, 2013 consist primarily of legal and audit fees, Delaware franchise taxes, D&O insurance, administrative expense and travel and entertainment expenses. A summary of these expenses is as follows:

	For the year ended December 31, 2013	For the period from October 5, 2012 (Inception) to December 31, 2012	For the period from October 5, 2012 (Inception) to December 31, 2013
Professional fees	$126,783	$500	$127,283
Franchise taxes	180,603	—	180,603
Insurance	93,226	—	93,226
Administrative expense	93,226	—	93,226
Travel and entertainment	40,123	—	40,123

During the year ended December 31, 2013 and for the period from October 5, 2012 (Inception) through December 31, 2013, we incurred $93,226 of administrative expense payable to Berkshire Capital Securities LLC, an affiliate of one of our officers. Until we enter into our initial business combination, we will not have revenues.

Liquidity and Capital Resources

As of September 30, 2014, we had $127,286 of cash on hand and $184,747,123 of cash and short term U.S. treasury securities in the Trust Account. Funds held in the Trust Account will not be released to us until the earlier of (i) the completion of the Business Combination, or (ii) the redemption of 100% of our outstanding public shares in the event we have not completed the Business Combination in the required time period. Interest earned on the funds held in the Trust Account may be released to us to pay our income or other tax obligations, and any remaining interest earned on the funds in the Trust Account may be used for our working capital requirements.

We raised gross proceeds from our IPO of $153,000,000. After deducting $4,437,000 for the underwriting discount and an additional $800,000 of expenses related to our IPO, we received net proceeds from our IPO of $147,763,000. Simultaneously with the consummation of our IPO, we raised gross proceeds of $14,148,750 through a private placement of Sponsors’ Shares. After deducting $237,811 in underwriting commissions, including $148,000 paid in cash at the closing of the private placement and $89,811 deferred until, and payable upon, the Closing of the Business Combination, we received net proceeds from the private placement of Sponsors’ Shares of $13,910,939. From the proceeds of our IPO and the private placement, we deposited $160,650,000 in the Trust Account, and we retained the remaining $1,113,750.

In connection with our IPO, we granted the underwriters a 45-day option to purchase up to an additional 2,295,000 public shares to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 public shares. We closed the sale of the public shares pursuant to the over-allotment option on April 1, 2013 and raised gross proceeds of $22,950,000. After deducting $665,550 for the underwriting discount, we received net proceeds of $22,284,450. Simultaneously with the closing of the sale of the public shares pursuant to the exercise of the over-allotment option, we raised an additional $1,835,250 of gross proceeds through the sale of an additional 183,525 Sponsors’ Shares to the sponsors in a second private placement. After deducting $33,849 in underwriting commissions, including $22,200 paid in cash at the closing of the private placement and $11,649 deferred until, and payable upon, the closing of our initial business combination, we received net proceeds from the private placement of Sponsors’ Shares of $1,801,401. Following these sales, we deposited an additional $24,097,500 in the Trust Account. As of April 1, 2013, we had deposited a total of $184,747,500 in the Trust Account, or $10.50 per public share.

We intend to use substantially all of the net proceeds of our IPO and the private placement of the Sponsors’ Shares, including the funds held in the Trust Account, to acquire the Acquired Units of ZGP and to pay our expenses relating to the transaction, including a fee payable to EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P. equal to 4% of the gross proceeds of our IPO upon consummation of the Business Combination for acting as our investment bankers on a non-exclusive basis to assist us in structuring and negotiating the Business Combination. After payment of the expenses related to the Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations and growth initiatives of ZGP. Such working capital funds could be used in a variety of ways including continuing or expanding the ZGP’s operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finder’s fees which we incur prior to the completion of the Business Combination if the funds available to us outside of the Trust Account are insufficient to cover such expenses.

Since our initial public offering we have used, and will continue to use, our available funds for identifying and evaluating prospective acquisition candidates, performing business due diligence on prospective target businesses, traveling to and from the offices or other locations of prospective target businesses, reviewing corporate documents and material agreements of prospective target businesses, selecting the target business to acquire and structuring, negotiating and consummating our initial business combination.

During the period from March 21, 2013 through March 21, 2015, we currently anticipate that we will incur approximately:

•	$450,000 of expenses for the search for target businesses and for the legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiating of the Business Combination;
•	$135,000 of expenses for the due diligence and investigation of a target business by our officers, directors, Advisory Board members and sponsors;
•	$280,000 of expenses in legal and accounting fees relating to our SEC reporting obligations;
•	$400,000 of expenses for Delaware franchise taxes;
•	$240,000 for the payment of the administrative fee to Berkshire Capital Securities LLC (of $10,000 per month for up to 24 months); and
•	$470,000 for general working capital that will be used for miscellaneous expenses, liquidation obligations and reserves, including director and officer liability insurance premiums.

From the time of our initial public offering and continuing through July 2014, we expected our funds not held in the Trust Account, plus the interest earned on the Trust Account balance (net of taxes payable) that may be released to us to fund our working capital requirements, would be sufficient to allow us to operate from March 21, 2013 until March 21, 2015, assuming that the Business Combination is not consummated during that time. Since July 2014, the interest earned on the Trust Account has been substantially less than expected because of the persistent, low interest rate environment, and our expenses associated with the due diligence and negotiation of the Business Combination have been higher than expected. As a result, we no longer expect our funds not held in the Trust Account, plus the interest earned on the Trust Account balance (net of taxes payable) that may be released to us to fund our working capital requirements, will be sufficient to allow us to operate from March 21, 2013 until March 21, 2015, assuming that the Business Combination is not consummated during that time.

On October 23, 2014, a Sponsor loaned to us $300,000 pursuant to an interest-free promissory note. The loan will become due and payable upon the earlier of the consummation of the Business Combination and March 21, 2015. On December 2, 2014, one of our officers loaned us $100,000 pursuant to an interest-free promissory note. The loan will become due and payable upon the earlier of the consummation of the Business Combination and March 21, 2015. We also currently anticipate earning a total of approximately $160,000 of interest on the Trust Account between March 21, 2013 and March 21, 2015. If estimates of our expenses are less than the actual amounts of our expenses or the amount of interests released to us from the Trust Account is less than expected, we may need to obtain additional financing to the extent such financing is required prior to or in connection with the consummation of our initial business combination, in which case we may issue additional securities or incur additional debt. We may not be able to obtain additional financing or issue additional securities.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of September 30, 2014.

Contractual Obligations

As of December 31, 2013, our contractual obligations were as set forth in the table below. There has been no change to our contractual obligations since December 31, 2013. The contractual obligations with Berkshire Capital Securities LLC will terminate on the earlier to occur of (i) consummation of the Business Combination and (ii) the redemption of Class A Common Stock and liquidation of the Trust Account as a result of the failure to consummate the Business Combination.

	Payments due by Period
Contractual Obligations	Total	Less than 1 Year	1+ Years
Fee payable to Berkshire Capital Securities LLC for office space and general and administrative services	$146,774	$120,000	$26,774
TOTAL	$146,774	$120,000	$26,774

Quantitative and Qualitative Disclosures About Market Risk

The net proceeds of our IPO and the private placement of the Sponsors’ Shares deposited in the Trust Account have been invested in U.S. government treasury bills with a maturity of 180 days or less. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

INFORMATION ABOUT ZGP AND ZAIS

Overview

ZGP is the sole member of ZAIS. ZAIS is an alternative asset management company with approximately $4.7 billion of AUM as of September 30, 2014, focused on specialized credit investments. As an asset manager, ZAIS uses its investment expertise to make investments on behalf of the entities that ZAIS manages (the “ZAIS Managed Entities”). The ZAIS Managed Entities include two hedge funds that are “open-end” funds, hybrid private equity style funds that are “closed-end” funds and other structured vehicles such as CLOs and CDOs. ZAIS also manages customized managed accounts for its larger institutional clients that are tailored to specified investment parameters and risk preferences. ZAIS’s objective is to achieve above average returns for its clients through investing in primarily corporate and mortgage-related fixed income instruments, CLOs, RMBS that are not issued or guaranteed by a U.S. government agency or federally chartered corporation (“Non-Agency RMBS”), CMBS, and residential whole loans, and derivatives of these instruments, as well as identifying other credit opportunities in the U.S. and Europe. Since its inception in 1997, ZAIS has built long-term relationships with an international investor base, including public and private pension funds, endowments and foundations, insurance companies, family offices, fund of funds, sovereign wealth funds and investment advisors. ZAIS’s AUM is primarily comprised of (i) cash plus aggregate principal balance of investments with respect to certain non-mark-to-market structured vehicles; (ii) cash plus market value of investments with respect to certain structured vehicles; (iii) total assets for mark-to-market funds and separately managed accounts; and (iv) uncalled capital commitments, if any, for funds that are not in liquidation. AUM also includes assets in the warehouse phase for new structured credit vehicles and does not treat leverage and other operating liabilities as a reduction of AUM. ZAIS’s September 30, 2014 AUM uses values for: ZAIS Value-Added Real Estate Fund I, L.P. as of June 30, 2014, Epics I, Ltd. and Co-Epics I, Ltd. as of September 15, 2014, Euro Epics and Galleria CDO V, Ltd. as of September 10, 2014, ZAIS Investment Grade Limited IX as of September 3, 2014 and ZAIS CLO 1, Limited as of September 4, 2014.

ZAIS’s approach to disciplined and opportunistic credit investing focuses on investing in cash flowing assets and structures that offer liquidity-complexity premiums. ZAIS defines the liquidity-complexity premium of a particular instrument as the increased loss-adjusted yield or return relative to a more liquid, less complex instrument of similar risk. ZAIS manages complexity with individual and institutional depth of experience and expertise, combined with proprietary analytics. Based in Red Bank, New Jersey, with offices in London and Shanghai, ZAIS employs over 120 professionals across its investment management, client relations, information technology, analytics, law, compliance, risk management and operations as of September 30, 2014. The investment team at ZAIS, which includes over 50 investment professionals as of September 30, 2014, is led by Christian Zugel, ZAIS’s Founder, Chairman and Chief Investment Officer.

ZAIS has an established track record of investing through multiple market cycles and believes that its performance across these cycles and the credit spectrum in which it invests is largely attributable to several distinguishing elements of its platform:

•	Disciplined Investing: ZAIS’s disciplined approach to credit investing coupled with robust risk mitigation leads to attractive relative returns for its clients.
•	Broad Credit Expertise: ZAIS’s proficiency at evaluating every level of the capital structure, in both mortgage and corporate credit assets and related derivative securities, enables ZAIS to effectively assess relative value and deploy capital opportunistically in what ZAIS views as the most attractive investment opportunities.
•	Flexible Approach: ZAIS’s significant infrastructure and technical experience allow ZAIS to manage various types of investment vehicles, including separate accounts, commingled funds, permanent capital vehicles and structured credit products, depending on the characteristics of the investment opportunity.
•	Proprietary Analytics: ZAIS’s proprietary analytics and technology platform provide significant capability in evaluating, structuring, and executing investments.

•	Experienced and Committed Team: ZAIS attracts, develops and retains highly accomplished investment professionals who not only demonstrate deep and broad investment experience, but also display a strong commitment to ZAIS.

Company History

ZAIS management’s principal operating strategy throughout ZAIS’s 17-year history has been to seek to grow by expanding existing businesses and entering into attractive new businesses. Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those discussed in this proxy statement or will make any profit or will be able to avoid incurring substantial losses. None of the information in this proxy statement constitutes an offer of or solicitation to buy or sell any of ZAIS’s products or services, not is any such information a recommendation for any of ZAIS’s products or services. The following lists various new businesses and initiatives that ZAIS has implemented since its founding in 1997:

1997

•	ZAIS is formed.

1999

•	ZAIS issued the first CDO backed solely by mezzanine CDO tranches.

2000 – 2003

•	ZAIS launched a series of funds primarily focused on distressed CDO securities across the capital structure.

2002 – 2007

•	ZAIS launched a series of CDO offerings to buy cheap credit with term financing.

2003

•	ZAIS launched the first Synthetic Global CDO of ABS.
•	ZAIS launched a hedge fund focused primarily on structured credit employing long/short strategies.

2004

•	ZAIS took over a CDO of ABS.

2006 – 2007

•	ZAIS formed a series of funds focused on CLOs, CDO securities and RMBS assets and predominately subordinate and distressed credit.
•	ZAIS engaged in short RMBS trades through a series of funds.
•	ZAIS served as collateral manager for a CDO focused on non-agency RMBS assets.

2007 – 2008

•	ZAIS launched a series of funds and managed accounts that invested in distressed RMBS.
•	ZAIS formed a series of funds focused on CLO mezzanine and equity tranches.

2008

•	ZAIS launched a private equity style fund focused on residential mortgage loans.

2009

•	ZAIS took over a series of funds from the Lehman bankruptcy estate.

2012 – 2013

•	ZAIS was retained to manage several separately managed accounts to invest in distressed RMBS.

2013

•	ZFC REIT completed its IPO.
•	ZAIS launched a hedge fund investing in a combined rates/credit strategy.

2014

•	ZAIS closed two CLOs including the first CLO managed by ZAIS.

Recent Ownership Changes.  On December 17, 2012, ZAIS and ZGP acquired all of the outstanding Class A membership interests of ZAIS, which constituted approximately 31% of ZAIS’s total outstanding membership interests, from the sole holder of such Class A membership interests for an aggregate purchase price of $17,200,000. In connection with this transaction, the then-existing members of ZAIS received an opinion that the consideration was fair from a financial point of view to the selling members as well as the other members of ZAIS. At the time, both the discounted cash flow analysis and selected comparable transaction analysis performed by the third party valuation firm that rendered the fairness opinion suggested a $51 million enterprise value for ZAIS. On December 31, 2012, ZAIS purchased from certain former employees all of their Class B and Class D membership interests, which constituted approximately 11% of ZAIS’s total outstanding membership interests, for an aggregate purchase price of approximately $3,900,000 paid in cash and promissory notes. The promissory notes have since been paid in full.

On March 31, 2014, a newly formed Delaware limited liability company of which ZGP was the sole managing member merged with and into ZAIS, which was the surviving entity (the “Merger”). In the Merger, all of the Class A membership interests in ZAIS which represented 12% of the aggregate equity interests in ZAIS were converted into all of the limited liability company interests of ZAIS. 16% of the Class B membership interests, which were held by persons other than ZGP and represented 12% of the aggregate equity interests in ZAIS, and all of the Class D non-voting membership interests in ZAIS which represented 14% of the aggregate equity interests in ZAIS, were converted into the right to receive cash in an aggregate amount of approximately $4,600,000. The remaining 84% of the Class B membership interests which were owned by ZGP and represented 62% of the aggregate equity interests in ZAIS were cancelled for no consideration. Collectively, the Class B (voting) and Class D (non-voting) interests that were converted into the right to receive cash in the Merger represented approximately 26% of the aggregate equity interests of ZAIS. The Merger resulted in ZAIS becoming wholly owned by ZGP. In connection with the Merger, the Class B and Class D members of ZAIS received an opinion from a third party valuation firm that the consideration was fair from a financial point of view to them. Such third party valuation firm determined, based on a discounted cash flow value and a liquidation value, a valuation for ZAIS of between $18 million and $25 million.

Competitive Strengths

With ZAIS’s attractive investment track record and established platform poised for continued growth with the availability of new funding to support capital-intensive businesses such as CLO management, ZAIS believes it is well-positioned to capitalize on market opportunities due to the following attributes:

Significant Experience.  ZAIS has been an active investor in structured credit since 1997. Members of ZAIS’s senior team, including those employees on ZAIS’s investment committee and management advisory committee, have, on average, more than 20 years of industry experience, covering investment management, fixed income trading, research, investment banking and financial services. ZAIS believes that its extensive track record and broad experience in managing credit investments through a variety of economic, credit and interest rate environments provides it with a competitive advantage over more recent entrants.

Distinguished Investment Track Record Across Multiple Market Cycles.  Since inception, ZAIS has designed investment portfolios to perform well across a range of macroeconomic scenarios or capitalize on specific market opportunities. The ZAIS Specialized Credit Composite (“ZAIS Composite” or “Composite”), presented below, includes 29 separately managed accounts, funds of one and commingled funds that vary in size and are managed for a broad range of specialized credit mandates. The ZAIS Composite is not a stock performance chart. Rather, it shows how one dollar invested in 2002 would have performed if it had been invested in the vehicles described above, which include accounts that are managed similarly to, and that hold similar targeted assets as, the mix of assets envisioned for recent broad structured credit mandates, including a current mandate managed for an institutional client.

ZAIS Specialized Credit Composite(1)

Growth of a Dollar

Annualized Total Returns				Annual Total Returns
	ZAIS Specialized Credit Composite(1)	J.P. Morgan Domestic High Yield Index	+/-			ZAIS Specialized Credit Composite(1)	J.P. Morgan Domestic High Yield Index	+/-
1-Year	10.26%	7.63%	2.63%	2014 YTD	(3)	6.84%	3.74%	3.10%
3-Year	14.61%	11.32%	3.29%	2013		9.79%	8.24%	1.55%
5-Year	19.52%	11.10%	8.42%	2012		26.72%	15.39%	11.33%
7-Year	4.69%	8.99%	-4.30%	2011		10.50%	6.96%	3.54%
Since Inception(2)	14.71%	9.40%	5.31%	2010		36.70%	14.73%	21.97%

(1)	The ZAIS Specialized Credit Composite (“ZAIS Composite” or “Composite”) includes 29 separately managed accounts, funds of one and commingled funds that are managed for a broad range of specialized credit mandates, varying in size. The ZAIS Composite includes accounts that are managed similarly to, and have similar targeted assets as, the mix of assets envisioned for recent broad structured credit mandates, including an active mandate managed for an institutional client. For potential broad structured credit mandates, ZAIS would opportunistically invest in non-agency RMBS, CLO mezzanine tranches, CLO equity tranches and, selectively, CMBS. As such, ZAIS excluded from the Composite those ZAIS managed funds and accounts that currently invest in other assets (e.g., senior CLO tranches, residential whole loans, agency interest only securities), structured product vehicles managed by ZAIS, ZFC REIT, and funds and managed accounts where ZAIS assumed management of the vehicles from prior managers. Since monthly performance information was not required for Matrix I and Matrix II funds, ZAIS did not include these funds in the ZAIS Composite (Matrix I net IRR was 11.87%; Matrix II-A net IRR was 17.64%; Matrix II-B net IRR was 6.13%). The ZAIS Composite is calculated by asset weighting the individual monthly returns of each component using the aggregated beginning-of-period capital balances and external cash flows as if the composite were one portfolio. The Composite’s Year-to-Date net returns are considered time-weighted since they are the cumulative result of compounding all monthly net return results. The ZAIS Composite return results: (i) are not a guarantee, prediction, or indicator of future returns; future investors could make a lesser profit or could incur substantial losses; (ii) are net of accrued management fees, incentive fees/allocations, if any, and foreign currency translation gains and losses; (iii) are based on capital activity for both fee paying and non-fee paying investors; (iv) reflect a mix of active and liquidated vehicles; (v) reflect the reinvestment of dividends, interest and earnings; (vi) treat client directed intra-month cash flows, if any, in separately managed accounts as if inflows occurred at the start of the month and outflows at the end of the month for purposes of calculating monthly returns; (vii) treat redemption or withdrawal charges of redeeming or withdrawing investors that were retained in the fund for the benefit of remaining investors as profit to the remaining investors (this increase in capital for remaining investors are not treated as profits under GAAP); and (viii) treat capital activity during July 2006 to November 2006 in one vehicle as if all the activity occurred in the month of November 2006 because the vehicle was ramping up during that time period. A structured product industry standard performance benchmark does not exist. As a result, there is no exact data point against which ZAIS can compare its performance. ZAIS does, however, closely monitor several sources of data to assess its performance relative to indices composed of relevant, if not identical, assets, including the J.P. Morgan Domestic High Yield Index (the “JPM HY”), ABX, PrimeX, CMBX and various proprietary dealer constructed indices. These indices each contain strengths and weaknesses. ZAIS has benchmarked the ZAIS Composite against the JPM HY mainly because of the relevance of the asset class and the fact that the index has been in existence for a period predating the inception of the Composite. Over shorter holding periods, tracking error relative to the proposed benchmark could be quite significant.
(2)	From February 2002 to September 2014.
(3)	As of September 30, 2014.

ZAIS Opportunity Fund, ZAIS’s commingled opportunistic structured credit fund, has over a ten-year track record, ranking No. 15 in Barron’s Top 100 Hedge Funds in 2013, after previously holding the No. 1 ranking in 2011 and 2012. The Barron’s ranking is based on three year compounded annual returns, includes funds with at least $300 million in assets, and does not include single sector or country funds.

ZAIS Opportunity Fund Performance(1)

Year	YTD	ITD
2003	18.98%	18.98%
2004	42.25%	69.24%
2005	15.43%	95.35%
2006	16.26%	127.12%
2007	2.31%	132.37%
2008	-73.57%	-38.58%
2009	103.74%	25.13%
2010	111.71%	164.91%
2011	31.75%	249.01%
2012	22.66%	328.08%
2013	8.57%	364.76%
2014 (2)	7.14%	397.96%

(1)	All inception to date (“ITD”) returns and all 2014 return information are unaudited. The year to date (“YTD”) and ITD returns represent the cumulative effect of compounding the monthly returns for the relevant time period. There could be some differences in the YTD returns in this table compared to those reflected in the respective annual reports due to the compounded returns in this table were calculated using a blended calculation of all sub-series if multiple sub-series existed and the annual report reflecting results for only the oldest sub-series. Returns are net of fees including incentive allocation, if any, and expenses. Results reflect the reinvestments of dividends, interest and earnings. Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those above or will make any profit or will be able to avoid incurring substantial losses. Net returns reflect an investment in ZAIS Opportunity Domestic Feeder Fund, LP (“Domestic Feeder”) Series A Interests that are subject to advisory fees and incentive allocation. Returns would differ for an investment in Domestic Feeder Series B, ZAIS Opportunity Fund, Ltd. (“Offshore Feeder”) Series A and Offshore Feeder Series B. An individual investor’s return may vary based on timing of capital transactions. Effective April 1, 2012, management fee rates were reduced from 1.50% to 1.25% for Series A and from 1.00% to 0.75% for Series B. Effective January 1, 2013, incentive fees or allocation rates were reduced from 25% to 20% for Series A and from 20% to 15% for Series B.
(2)	As of September 30, 2014.

The following tables summarize ZAIS’s investment performance in corporate credit funds, mortgage related strategies and multi-strategy funds & accounts.

Corporate Credit Investment Performance

Overview of Corporate Credit Funds (1),(2)

Inception	End Date	Fund(19)		Strategy	Description	Total Capital Drawn (mm)(3)	Total Capital Returned (mm)(3),(4)	NAV (mm)(5)		Net IRR(6)	JPM HY(7)
Sep-00	Dec-06	Matrix I(8)		CBO Mezz	Commingled Fund	$147.8	$226.5	$—	(9)	11.87%	8.68%
Apr-01	Dec-06	Matrix IIA	(8)	CBO Mezz	Commingled Fund	$56.3	$102.0	$—	(9)	17.64%	9.79%
Apr-01	Dec-06	Matrix IIB		CBO Mezz	Commingled Fund	$27.7	$34.2	$—	(9)	6.13%	9.79%
Feb-02	Dec-06	Matrix IIIA	(8)	CLO Mezz/Equity	Commingled Fund	$126.9	$346.5	$—	(9)	49.64%	11.01%
Feb-02	Dec-06	Matrix IIIB	(8)	CLO Mezz/Equity	Commingled Fund	$38.9	$84.7	$—	(9)	31.59%	11.01%
Oct-03	May-05	Matrix IV		CLO Senior	Commingled Fund	$100.0	$133.9	$—	(9)	32.82%	8.92%
Oct-07	May-14	ZAIS Zephyr A-1, LTD		CLO Mezz/Equity	Fund of One	€28.5	€48.5	€—	(9)	12.19%	9.66%
Oct-07	Open	ZAIS Zephyr A-2, LTD	(10)	CLO Mezz/Equity	Commingled Fund	$45.0	$67.4	$0.1		10.52%	8.99%
Oct-07	Jul-11	ZAIS Zephyr A-3, LTD		CLO Mezz/Equity	Fund of One	€10.0	€13.5	€—	(9)	9.10%	9.42%
Oct-07	Open	ZAIS Zephyr A-4, LLC	(10)	CLO Mezz/Equity	Commingled Fund	$25.0	$39.9	$0.1		10.52%	8.99%
Jul-09	Feb-11	Lubeck II-A		CLO Senior	Fund of One	$80.0	$104.9	$—	(9)	24.21%	22.08%
Apr-10	Apr-13	Lubeck II-C		CLO Senior	Fund of One	$70.0	$72.7	$—	(9)	1.65%	11.60%
Apr-10	Jun-13	Empiricus A		CLO Mezz/Equity	Fund of One	$16.0	$18.9	$—	(9)	13.36%	9.86%
Aug-10	Open	Empiricus B-B	(11)	CLO Mezz/Equity	Fund of One	$40.0	$0.2	$53.0		12.45%	9.92%
Jul-09	Open	Zephyr Recovery 2004-1 LP(10),(12)		Structured Corporate Credit	Commingled Fund	$41.3	$149.8	$5.2		78.37%	13.56%
Jul-09	Open	Zephyr Recovery 2004-2 LP(10),(12)		Structured Corporate Credit	Commingled Fund	$35.5	$143.5	$5.2		90.29%	13.56%
Jul-09	Open	Zephyr Recovery 2004-3 LP(10),(12)		Structured Corporate Credit	Commingled Fund	$6.3	$24.4	$0.8		91.40%	13.56%
Jul-09	Open	Zephyr 2004-4 LLC(10),(12)		Structured Corporate Credit	Commingled Fund	$26.5	$94.5	$3.2		77.51%	13.56%
Jul-09	Open	Zephyr Recovery II-A LP(10),(12)		Structured Corporate Credit	Commingled Fund	$49.6	$296.7	$16.5		105.81%	13.56%
Jul-09	Open	Zephyr Recovery II-B LP(10),(12)		Structured Corporate Credit	Commingled Fund	€5.0	€22.1	€1.3		76.77%	13.56%
Jul-09	Open	Zephyr Recovery II-C LP(10),(12)		Structured Corporate Credit	Commingled Fund	$27.8	$43.9	$100.0		47.19%	13.56%
Jul-09	Open	Zephyr Recovery Mezz 2005-1 Unit Trust	(12)	CLO Senior/Mezz	Commingled Fund	$41.4	$21.7	$151.8		34.46%	13.56%
Sep-09	Open	ZAIS Leda Fund	(13)	CLO Senior/Mezz	Fund of One	€433.2	€187.7	€301.1		2.65%	11.73%
Jul-09	Open	ZAIS Tydeus Fund	(13)	CLO Senior/Mezz/Equity	Fund of One	€178.8	€163.1	€87.4		13.76%	13.52%
Nov-11	Open	Corporate Loan Master Fund		Leverage Loans	Fund of One	€99.5	€1.6	€111.7		4.60%	9.73%
Dec-07	Open	Insurance Company #1a		CLO Mezz	Managed Account	$166.5	$137.3	$78.7		5.69%	9.51%

Inception	End Date	Fund(19)		Strategy	Description	Total Capital Drawn (mm)(3)	Total Capital Returned (mm)(3),(4)	NAV (mm)(5)	Net IRR(6)	JPM HY(7)
Nov-11	Open	Insurance Company #1b		Structured Settlements	Managed Account	$99.3	$7.9	$101.6	6.68%	9.75%
Mar-14	Open	Insurance Company #1c		CLO Mezz	Managed Account	$150.0	$—	$149.5	-0.84%	1.48%
Jul-10	Open	German Insurance Company #1		CLO Mezz	Managed Account	€132.9	€60.5	€88.5	4.19%	9.99%
Oct-14	Open	Managed Account #6	(14)	Leverage Loans	Managed Account	$2.7	$—	$2.7	NA	NA

Jun-05	Open	Co-Epics I Ltd		CLO Equity	Passthrough Vehicle	$9.5	$17.7	$0.7	12.62%	8.60%
Jun-05	Open	Epics I Ltd		CLO Equity	Passthrough Vehicle	$173.4	$306.3	$12.8	9.76%	8.60%
Mar-07	Open	ZAIS Investment Grade Limited IX	(16)	CLO/RMBS	Structured Vehicle	$29.0	$6.1	$—	-87.70%	8.46%
Mar-14	Open	ZAIS CLO 1, Limited	(17)	Leverage Loans	Structured Vehicle	$25.7	$—	$25.5	-0.61%	1.16%
Sep-14	Open	ZAIS CLO 2, Limited	(18)	Leverage Loans	Structured Vehicle	$33.5	$—	$33.5	0.00%	0.00%
Aug-14	Open	ZAIS CLO 3 Warehouse(15)		Leverage Loans	Structured Vehicle	$30.0	$—	$30.1	NA	NA

(1)	All amounts are as of September 30, 2014. The funds, managed accounts and structured vehicles included represent vehicles managed by ZAIS that have been predominantly focused on investing in CLOs and corporate credit. Excludes a European Structured Vehicle with approximately $79.5 million of AUM as of September 10, 2014 for which ZAIS acts as servicer. Subsequent to September 10, 2014, this European Structured Vehicle had an in-kind redemption of approximately $29.4 million of notional.
(2)	Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those shown or will make any profit or will be able to avoid incurring substantial losses.
(3)	Amounts reflected herein are from inception through September 30, 2014 for all investors (including those investors that have fully redeemed or withdrawn). The total capital drawn for all the Zephyr Recovery funds represents the net asset value as of the date ZAIS assumed asset management responsibilities from a prior manager on July 10, 2009. For structured vehicles this amount represents the capital contributions and distributions for the equity tranches of each vehicle from inception through September 30, 2014.
(4)	Includes operating distributions, redemptions or withdrawals. Redemptions and withdrawals are net of incentive fees/allocations, if any, and penalties (if applicable) paid by the investor. The total capital returned for the Zephyr Recovery funds represents amounts returned to investors since ZAIS assumed asset management responsibilities from a prior manager. For structured vehicles this amount represents the distributions for the equity tranches of each vehicle through September 30, 2014.
(5)	Reflects the net asset values (after the deduction of accrued management fees and incentive fees/allocations, if any) as of September 30, 2014. For structured vehicles this amount reflects the fair value of the equity tranches of each vehicle as of September 30, 2014.
(6)	IRRs are computed on a net basis and are unaudited. IRRs have been calculated for the period from inception through September 30, 2014, or the liquidation date, for investors remaining in the funds or managed accounts as of September 30, 2014, or the liquidation date, which are subject to management fees and incentive fees/allocations, if any. For structured vehicles the IRR was computed for the equity tranches of each vehicle.
(7)	The JP Morgan Domestic High Yield Index (the “JPM HY”) is referred to only because it represents an index typically used to gauge the general performance of U.S. high yield bond market performance. The

JPM HY returns have been provided for the period from inception of the respective fund through September 30, 2014, or the termination of the respective fund where applicable.
(8)	The functional currency of the funds is United States Dollars (“USD”). Euro denominated notes were issued by the funds to its investors. The Capital Drawn and Capital Returned were converted to USD at the effective spot rates (“USD Equivalent”). The IRR reflects the performance of the fund and was computed based on the USD equivalent of the capital drawn from and returned to the investors.
(9)	Liquidated prior to September 30, 2014.
(10)	Currently in wind down.
(11)	Represents Strategy B of the Empiricus B Fund.
(12)	The Zephyr Recovery Funds were launched by Lehman Brothers Holdings Inc. (“Lehman”) between November 30, 2004 and March 20, 2007. Following Lehman’s bankruptcy, ZAIS assumed the asset management responsibilities for these funds on July 10, 2009 and the names of these funds were changed after ZAIS assumed management responsibilities. The inception date for these Funds is deemed to be July 10, 2009.
(13)	The fund is currently in the process of being liquidated. Substantially all of the assets have been liquidated prior to December 31, 2014.
(14)	Managed Account #6 commenced trading in October 2014 and therefore no performance information is available.
(15)	Entity is in the Warehouse stage.
(16)	The amount listed represents the equity investment in ZAIS Investment Grade Limited IX. The total initial notional of all classes of securities issued in the related transaction was approximately $406 million.
(17)	The amount listed represents the equity investment in ZAIS CLO 1, Limited. The total initial notional of all classes of securities issued in the related transaction was approximately $309.9 million.
(18)	The amount listed represents the equity investment in ZAIS CLO 2, Limited. The total initial notional of all classes of securities issued in the related transaction was approximately $333.75 million.
(19)	The following vehicles included in the performance table are consolidated in the financial statements of ZGP for the periods indicated:

Vehicle	2012	2013	Nine months Ended September 30, 2014
Epics I, Ltd.	|MR	|MR	|MR
Co-Epics I, Ltd.	|MR	|MR	|MR
ZAIS Investment Grade Limited IX	|MR	|MR	|MR
ZAIS CLO I, Limited	—	—	|MR
ZAIS CLO II, Limited	—	—	|MR

Mortgage Related Strategies Investment Performance

Overview of Mortgage Related Strategies(1),(2)

Inception	End Date	Fund(19)		Strategy	Description		Total Capital Drawn (mm)(3)		Total Capital Returned (mm)(3),(4)		NAV (mm)(5)		Net IRR(6)		ABX. HE(13)
															06-1 AAA	07-1 AAA
MATRIX V FUNDS
Jul-06	Dec-12	Matrix V-C		RMBS/CLO/ABS CDOs/Shorts	Fund of One		$182.5		$308.1		$—	(7)	15.63%		-0.46%	NA
Nov-06	Dec-12	Matrix V-A		RMBS/CLO/ABS CDOs	Commingled Fund		$143.6		$120.3		$—	(7)	-5.10%		-0.48%	NA
Nov-06	Dec-12	Matrix V-B		RMBS/CLO/ABS CDOs	Commingled Fund		$103.0		$86.5		$—	(7)	-5.63%		-0.48%	NA
DISTRESSED NON-AGENCY RMBS FOCUSED FUNDS & RELATED ACCOUNTS
Sep-07	Dec-12	Matrix VI-C		RMBS	Fund of One		$276.7		$329.0		$—	(7)	6.45%		-0.16%	-10.63%
Jan-08	Dec-12	Matrix VI-A		RMBS	Commingled Fund		$232.7		$312.8		$—	(7)	9.87%		0.42%	-6.87%
Jan-08	Dec-12	Matrix VI-B		RMBS	Commingled Fund		$111.2		$145.9		$—	(7)	13.51%		0.42%	-6.87%
Jan-08	Sep-10	Matrix VI-D		RMBS	Fund of One		$75.0		$87.9		$—	(7)	8.75%		-3.25%	-17.28%
Jan-08	Dec-12	Matrix VI-F		RMBS	Fund of One	(15)	$108.9		$144.6		$—	(7)	8.45%		0.42%	-6.87%
Mar-08	Sep-10	ZAIS CL		RMBS	Fund of One	(15)	$116.9		$132.4		$—	(7)	7.64%		-0.96%	-8.51%
Apr-08	Dec-12	Matrix VI-I		RMBS	Fund of One		$75.1		$106.6		$—	(7)	10.63%		0.53%	-4.64%
May-09	Nov-12	Managed Account #2		RMBS	Managed Account		$25.0		$38.4		$—	(7)	19.08%		8.96%	17.44%
Sep-09	Feb-11	Managed Account #4		RMBS	Managed Account		$50.0		$61.5		$—	(7)	20.75%		10.39%	31.98%
Mar-10	Jun-12	Managed Account #1		RMBS	Managed Account		$19.5		$23.1		$—	(7)	9.36%		2.01%	-0.63%
Mar-12	Dec-13	ZAIS Mortgage Securities		RMBS	Fund of One	(15)	$172.2		$211.0		$—	(7)	17.24%		4.04%	23.38%
Sep-06	Mar-10	Scepticus I		RMBS Short	Fund of One		$58.9		$554.1		$—	(7)	754.71%		NA	NA
Sep-06	Dec-08	Scepticus II		RMBS Short	Managed Account		$8.4		$114.7		$—	(7)	1,129.42%		NA	NA
Dec-06	Jan-09	Scepticus III		RMBS Short	Managed Account		$12.0		$115.2		$—	(7)	1,116.59%		NA	NA
Mar-07	Jun-08	Hartshorne CDO I, Ltd	(8)(16)	RMBS	Structured Vehicle		$50.0		$9.7		$—	(7)	-96.94%		-6.37%	-42.24%
Aug-02	Open	Galleria CDO V, Ltd	(17)	RMBS	Structured Vehicle		$12.0		$1.8		$—		-87.11%		NA	NA
Jun-09	Open	Managed Account #3		RMBS	Managed Account		$40.0		$15.0		$46.3		16.71%		6.88%	22.16%
Apr-12	Open	2012 Managed Account	(14)	RMBS With Overlay	Managed Account		$71.3		$48.0		$40.2		12.19%		4.15%	32.88%
Jul-12	Open	INARI Fund		RMBS With Overlay	Fund of One		$300.0		$—		$356.9		9.35%		3.09%	28.49%
May-13	Open	Managed Account #5		RMBS With Overlay	Managed Account		$125.0		$—		$133.7		4.93%		-0.09%	19.94%
RESIDENTIAL WHOLE LOANS AND COMMERCIAL REAL ESTATE
Jan-09	Open	ZAIS Value Added Real Estate Fund I, LP	(9)	Commercial Real Estate	Non-fee Paying Investors		$21.7		$3.7		$12.3		-6.13%		NA	NA
Aug-08	Open	SerVertis Master Fund I LP	(10)(11)	Residential Whole Loans	Commingled Fund		$726.9		$1,029.2		$1.1		8.42%		1.59%	12.09%
Jul-11	Open	ZAIS Financial Corp.		Residential Whole Loans	Public REIT		$212.0	(18)	$65.4	(18)	$196.7		23.45	%(12)	2.97%	31.29%

(1)	All amounts are as of September 30, 2014. These entities represent private equity style funds and managed accounts (including certain private equity style funds and managed accounts whose predominant investment thesis was the shorting of residential mortgage backed securities), structured vehicles, and a publicly traded mortgage real estate investment trust that are or have been primarily focused on investing in residential mortgage related assets. The performance table also includes one vehicle which invested in commercial real estate properties.
(2)	Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those shown or will make any profit or will be able to avoid incurring substantial losses.
(3)	Amounts reflected herein are from inception through September 30, 2014 for all investors (including those investors which have fully redeemed or withdrawn). For structured vehicles this amount represents the capital contributions and distributions for the equity tranches of each vehicle from inception through September 30, 2014.
(4)	Includes operating distributions, redemptions or withdrawals. Redemptions and withdrawals are net of incentive fees/allocations, if any, and redemption or withdrawal penalties (if applicable) paid by the investor. For structured vehicles this amount represents the distributions for the equity tranches of each vehicle through September 30, 2014.
(5)	Reflects the net asset values (after the deduction of accrued management fees and incentive fees/allocations, if any) as of September 30, 2014. For structured vehicles this amount reflects the fair value of the equity tranches of each vehicle as of September 30, 2014.
(6)	IRRs are computed on a net basis and are unaudited. IRRs have been calculated for the period from inception through September 30, 2014 or the liquidation date for investors remaining in the fund or account as of September 30, 2014 or the liquidation date which are subject to management fees and incentive fees/allocations, if any. For structured vehicles the IRR was computed for the equity tranches of each vehicle.
(7)	Liquidated prior to September 30, 2014.
(8)	The structured vehicle invested in asset backed securities that primarily referenced the mezzanine tranches of non-agency RMBS. In November 2007, the entity triggered an Event of Default and as a result ZAIS was removed as Collateral Manager and a trustee was retained to liquidate the entity. As a result, ZAIS was not involved in the final liquidation pricing and disposition of the collateral and therefore does not have access to the data relating to the liquidation of the investments of the vehicle.
(9)	The investors in ZAIS Value Added Real Estate Fund I, L.P. (“ZVAREF”) consist of ZAIS and certain current and former ZAIS employees and owners that received their equity interests through a distribution-in-kind. Prior to the aforementioned distribution-in-kind, ZAIS was both the GP and the sole member. ZAIS does not receive any fees from the investors of ZVAREF. The capital drawn, capital returned and net IRR reflect the activity from the date of the distribution-in-kind through September 30, 2014. Capital drawn includes the value of the distribution-in-kind. Additionally, since ZVAREF does not have any fee paying investors, the net IRR reflects the return for all investors in ZVAREF.
(10)	Currently in wind down.
(11)	Both ZAIS and Green Tree Investment Management LLC are jointly responsible for the investment decisions of the fund. Therefore, performance should not be considered solely attributable to ZAIS.
(12)	The amount reflects the share price as of September 30, 2014, plus cumulative dividends per share through September 30, 2014, compared to the exchange price of $20.00 per share.
(13)	The ABX.HE.06-1 AAA Index and ABX.HE. 07-1 AAA (the “ABX index”) is referred to only because it represents an index typically used to gauge the general performance of US subprime residential mortgage backed securities. The use of this index is not meant to be indicative of the asset composition or volatility of the portfolio of securities held by the funds, which may or may not have included securities which comprise the ABX Index, and which may hold considerably fewer than the number of different securities that make up the ABX Index. As such, an investment in the fund should be considered riskier than an investment in the ABX Index. The ABX Index returns have been calculated for the period from inception of the respective fund through September 30, 2014 or the termination of the respective fund where applicable. The ABX Index returns exclude the coupon payment and any applicable principal losses payable.

(14)	This managed account is currently in the process of being liquidated . Substantially all of the assets have been liquidated as of December 31, 2014.
(15)	These funds were established for specific managers and contained various investors for whom the manager maintained discretionary control.
(16)	The amount listed represents the equity investment in Hartshorne CDO I, Ltd. The total initial notional of all classes of securities issued in the related transaction was approximately $1 billion.
(17)	The amount listed represents the equity investment in Galleria CDO V, Ltd. The total initial notional of all classes of securities issued in the related transaction was approximately $300 million.
(18)	Capital drawn includes the initial exchange offer, subsequent issuances of common stock and operating partnership units during the private phase and gross proceeds raised in the initial public offering. Capital returned includes redemptions of stock during the private phase and dividends and distributions paid to investors during the private phase and subsequent to the initial public offering.
(19)	The following vehicles included in the performance table are consolidated in the financial statements of ZGP for the periods indicated:

Vehicle	2012	2013	Nine months Ended September 30, 2014
Matrix V-A	|MR	—	—
Galleria CDO V, Ltd	|MR	|MR	|MR
ZAIS Value Added Real Estate Fund I, LP	|MR	|MR	|MR

Multi-Strategy Funds and Accounts

Overview of Multi-Strategy Funds and Accounts(1),(2)

Inception	End Date	Fund(10)	Strategy	Description	Total Capital Drawn (mm)(3)	Total Capital Returned (mm)(3),(4)	NAV (mm)(5)	Net IRR(6)		JPM HY(7)
Oct-03	Open	Opportunity Fund	CLO/RMBS/CMBS	Commingled Fund	NA	NA	NA	15.70	%(8)	8.85%
Oct-13	Open	ZAIS Atlas Master Fund, LP	RMBS/CLO/CMBS	Commingled Fund	NA	NA	NA	3.73	%(9)	7.65%
Mar-12	Open	Pension Fund	CLO/RMBS/CMBS	Managed Account	$169.0	$—	$183.6	8.67	%(11)	8.65%
Apr-14	Open	Insurance Company #2	RMBS/CLO	Managed Account	$72.9	$—	$73.5	2.86%		-0.47%

(1)	All amounts are as of September 30, 2014. These funds and managed accounts represent private equity style funds, hedge funds and managed accounts that invest in a combination of corporate debt instruments, such as CLOs, leveraged loans and high yield bonds, as well as residential and commercial mortgage related strategies. In addition, some funds invest in various derivative based instruments including, but not limited to swaps, interest only securities, inverse interest only securities and swaptions.
(2)	Past performance is not a guarantee, prediction or indicator of future returns and no representation is made that any investor will or is likely to achieve results comparable to those shown or will make any profit or will be able to avoid incurring substantial losses.
(3)	Amounts reflected herein are from inception through September 30, 2014 for all investors (including those investors which have fully redeemed or withdrawn).
(4)	Includes operating distributions, redemptions or withdrawals. Redemptions and withdrawals are net of incentive fees/allocations, if any, and redemption or withdrawal penalties (if applicable) paid by the investor.
(5)	Reflects the net asset values (after the deduction of accrued management fees and incentive fees/allocations, if any) as of September 30, 2014.
(6)	IRRs are computed on a net basis and are unaudited. For existing funds and managed accounts, IRRs have been calculated for the period from inception through September 30, 2014 for investors remaining in the fund or account as of September 30, 2014 which are subject to management fees and incentive fees/allocations, if any.

(7)	The JP Morgan Domestic High Yield Index (the “JPM HY”) is referred to only because it represents an index typically used to gauge the general performance of U.S. high yield bond market performance. The JPM HY returns have been provided for the period from inception of the respective fund through September 30, 2014, or the termination of the respective fund where applicable.
(8)	Net IRR assumes a $1 investment at inception and assumes no contributions or withdrawals during the investment period for a single investor in ZAIS Opportunity Domestic Feeder Fund, LP (“Opportunity Fund Domestic Feeder”) Series A Interests that is subject to advisory fees and incentive allocation. Net IRR would differ for an investment in Opportunity Fund Domestic Feeder Series B, ZAIS Opportunity Fund, Ltd. Series A and Offshore Feeder Series B, as a result of timing of capital transactions, differences in fund expenses and lower or no management fees. Effective April 1, 2012, management fee rates were reduced from 1.50% to 1.25% for Series A and from 1.00% to 0.75% for Series B. Effective January 1, 2013, incentive fee or allocation rates were reduced from 25% to 20% for Series A and from 20% to 15% for Series B. The Opportunity Fund Domestic Feeder’s returns for January 2009 and February 2011 have been adjusted to account for an increase of capital resulting from redemption penalties retained in the fund for the benefit of the remaining investors.
(9)	Net IRR assumes a $1 investment at inception and assumes no contributions or withdrawals during the investment period for a single investor in ZAIS Atlas Fund, LP (“Atlas Domestic Feeder”) Sub-Class A-1 Interests that is subject to full advisory fees and incentive allocation. This net IRR result is based on pro forma returns based on what the highest fee paying Sub-Class A-1 of Atlas Domestic Feeder would have returned if actual investments had been made in that Sub-Class. These pro forma results do not reflect an actual investment in the full fee paying Sub-Class which was not offered to investors until April 1, 2014 because the Master Feeder fund structure was in its start-up phase and Sub-Class A-3, a reduced fee paying Sub-Class for the Founder’s shares, of the Atlas Domestic Feeder and ZAIS Atlas Offshore Ltd. was offered to investors. Net IRR would differ for an investment in Atlas Domestic Feeder Sub-Class A-2 and A-3, as well as ZAIS Atlas Fund, Ltd. Sub-Class A-1 and A-3, as a result of timing of capital transactions, differences in fund expenses and lower or no management fees.
(10)	The following vehicles included in the performance table are consolidated in the financial statements of ZGP for the periods indicated:

Vehicle	2012	2013	Nine months Ended September 30, 2014
Opportunity Fund	|MR	|MR	|MR
ZAIS Atlas Master Fund LP (*)	—	|MR	|MR

(*)	The on-shore feeder fund in this master/feeder structure is consolidated for the periods indicated. The master fund and the off-shore feeder fund are not required to be consolidated for the periods indicated.
(11)	The returns for this vehicle do not take into account a fee rebate for the investor’s separate interest in a ZAIS-managed fund. If the IRR had included the effect of the rebate, the stated returns would have been higher.

Broad Credit Investment Products Platform.  ZAIS is an active investor across a broad range of product sectors, including structured products and related investments. ZAIS’s current investments include, but are not limited to, non-agency RMBS, residential whole loans, agency MBS derivatives, CRE investments including CMBS, mezzanine loans and commercial properties, corporate CLOs, individual corporate debt securities, leveraged loans, and structured corporate synthetics. Within these products, ZAIS invests in senior, mezzanine and equity investments. ZAIS’s involvement in investing across the structured products market provides ZAIS with context for assessing cross-sector relative value. The depth of ZAIS’s credit insight can then be used to source what ZAIS believes are the most attractive investment opportunities.

Diverse Client Base and Product Mix.  Since its inception in 1997, ZAIS has built long-term relationships with an international investor base, including public and private pension funds, endowments, foundations, insurance companies, family offices, fund of funds, sovereign wealth funds and investment advisors. ZAIS manages assets using a range of strategies and investment vehicles, including “private equity-style” funds, hedge funds, separately managed accounts, structured credit vehicles as well as through the investment management of the ZFC REIT. ZAIS believes this broad client base and diverse suite of investment vehicles provides important diversification for its business. The chart set forth below provides a breakdown of our AUM by investor type.

AUM by Investor Type(1)(2)

(1)	As of September 30, 2014. Percentages are approximate and subject to change.
(2)	This graph is based on a denominator of approximately $3 billion which includes various funds and vehicles. The graph excludes non fee-paying assets, investments in the ZFC REIT, and some structured vehicles in which ZAIS does not know the identity or type of investor, as this information is only available for related ownership interests that are traded in secondary markets. Accordingly, the above investor breakdown does not reflect all clients of and investors in vehicles managed by ZAIS.

ZAIS has also evolved as a customized investment management provider to its clients. By developing strong working relationships with its clients to identify their needs and investment parameters, ZAIS has increased its managed account offerings over the past seven years. In ZAIS’s experience, certain institutional investors demand more transparency, control, and liquidity in the current yield environment, and ZAIS can deliver those attributes through customized solutions. As of September 30, 2014, ZAIS managed over $2 billion in 16 managed accounts/funds of one.

For holdings from January 1, 2014 forward, ZAIS has revised its methodology for calculating AUM. Management believes the new methodology, which now includes assets in the warehouse phase for new structured vehicles and does not treat leverage and other operating liabilities as a reduction of AUM, more clearly reflects the total assets actively managed by ZAIS. In the above chart, AUM for years 2007 through 2010 are presented per the former methodology, AUM for years 2011 through 2013 are presented on a pro forma basis consistent with the revised methodology and AUM for 2014 is presented per the revised methodology.

Robust Proprietary Analytics Platform.  ZAIS has developed a proprietary analytics platform over the past 17 years. ZAIS has built a common loan level model across RMBS and whole loans. ZAIS possesses comprehensive analytics and data infrastructure, which includes credit modeling, loan and securities valuation, loan data management and servicing oversight capabilities. ZAIS supports corporate loan and consumer loan level analytics to generate scenario analysis across the structured credit markets. ZAIS maintains a private database of corporate CDO structures, including covenants, waterfall rules, portfolios, and performance. For RMBS, ZAIS maintains an advanced loan-level collateral performance database, feeding ZAIS’s proprietary loan-level mortgage credit models. ZAIS has built tools to provide transparency into the output of its mortgage credit models, thereby increasing their utilization and effectiveness across the firm. ZAIS’s analytics allow it to compare investments under various assumptions, such as different macroeconomic conditions, credit spread and market volatility observations, and default and recovery rates. Utilizing a common analytics platform for both securities and loans enables ZAIS to make relative value allocations across these sectors. ZAIS supports this platform with technology specialists and a dedicated analytics team.

In the CLO asset class, ZAIS believes that discrete differences among CLO managers and CLO structures are often mispriced by the market, creating a premium for credit selection. Approximately 90% of the tradable CLO universe is modeled internally. ZAIS places emphasis on identifying key structural features from transaction documentation, and incorporating the information into ZAIS’s investment selection process.

In the residential mortgage asset class, ZAIS believes that significant variances in risks and rewards among different classes of Non-Agency RMBS place a premium on prudent sector/security selection. ZAIS’s residential loan-level model incorporates updated credit bureau scores and a proprietary home price database, supporting RMBS and whole loan investment within a single platform.

Institutionalized Operations Infrastructure.  ZAIS has developed a significant operational platform with capacity in areas such as finance and accounting, administration, compliance, investor relations, trade execution, securities valuation, risk management and information technology. ZAIS currently manages the ZFC REIT, which is a publicly traded vehicle which is required to comply with the requirements of the Sarbanes-Oxley Act. ZAIS’s infrastructure provides it with a foundation for future growth.

Alignment of Interests.  ZAIS believes it will be important to align the long-term interests of its senior management team and employees with those of HF2’s public stockholders after the Business Combination. Assuming that the Business Combination generates $175 million in proceeds to ZGP, upon completion of the Business Combination, the ZGP Founder Members will own 7 million Class A Units, or the equivalent of approximately 22%, of HF2’s outstanding Class A Common Stock on an as-converted basis. Following the Business Combination, ZGP expects to issue up to an additional 1.6 million Class B Units, or approximately 5%, of HF2’s outstanding Class A Common Stock on an as-converted basis to its employees, subject to two-year vesting and certain transfer restrictions. Furthermore, in the first five years following the completion of the Business Combination, the ZGP Founder Members and employees of ZAIS will have the opportunity to receive Additional Founder Units and Additional Employee Units, respectively, subject to the Total Per Share Value meeting certain thresholds, which are based on HF2’s stock price after the Business Combination. See “Proposal No. 1 — Approval of the Business Combination — Business Combination Structure” and “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Second Amended and Restated Limited Liability Company Agreements — Units.” ZAIS believes the significant equity ownership of the ZGP Founder Members and the potential equity ownership of the ZAIS employees will align their interests with the interests of the post-Business Combination stockholders and create an incentive to maximize returns while prudently managing risks.

Growth Strategy

ZAIS believes that the following strategies will enable it to continue to grow its business:

Expand Corporate CLO Business.  In 2013, ZAIS hired an experienced team of leveraged finance professionals to supplement its expertise in originating and issuing CLOs. Year to date in 2014, ZAIS has originated, securitized and priced two CLOs — ZAIS CLO 1, Limited and ZAIS CLO 2, Limited — and ZAIS is developing a repeatable process for issuing new CLOs, as market conditions permit. With the constrained lending environment within the traditional banking community, ZAIS sees an opportunity for growth in this business going forward with the availability of new capital to meet new risk retention requirements.

Scale Residential Mortgage Conduit Business.  ZAIS has developed and implemented a web-based platform to purchase newly originated residential mortgage loans from mortgage loan originators. ZAIS anticipates utilizing up to $100 million of the proceeds from this transaction to significantly scale this platform. ZAIS may retain the newly originated loans for investment, arrange for purchase by one of ZAIS’s managed funds or aggregate and securitize them into new RMBS.

Seed Credit Trading Fund.  ZAIS anticipates utilizing up to $100 million of the proceeds from the Business Combination to seed a new commingled investment vehicle focused on the emerging credit trading opportunities arising from ongoing regulatory changes. ZAIS believes the changes in the market will provide attractive risk-adjusted return opportunities for it and that the track record ZAIS creates with its seed capital will be attractive to new and existing clients.

Build CRE CLO Business.  In 2013, ZAIS began expanding its CRE and CMBS analytics platform and infrastructure. With the oncoming wave of commercial real estate mortgage maturities, ZAIS expects to be well positioned to capitalize on opportunities to provide financing at attractive risk-adjusted returns. ZAIS anticipates utilizing up to $60 million of the proceeds from the Business Combination to originate, or purchase, newly originated bridge loans and securitize them into new CRE CLO securities or CMBS.

As a result of recent regulatory changes in the European Union and the United States, CLO managers will be required to retain a portion of the securitization vehicle’s interests. See “Risk Factors — Risk retention requirements in Europe and the United States may make securitization of assets less profitable.” No representation is made that any investor will or is likely to achieve results from the above strategies that are comparable to returns shown elsewhere in this proxy statement, or will make any profit or will be able to avoid incurring substantial losses. For a discussion of the material risks relating to ZAIS’s business and industry, see “Risk Factors — Risks Relating To ZAIS’s Business and Industry.”

ZAIS’s Investment Strategies and Vehicles

As an asset manager, ZAIS uses its investment expertise to make investments on behalf of the ZAIS Managed Entities. As an alternative asset manager, ZAIS focuses on hedge funds, hybrid private equity style funds, separately managed accounts and structured vehicles that generally make investments that are relatively illiquid in nature. ZAIS’s two hedge funds are “open-end” funds where new and existing fund investors can contribute capital on a periodic basis (typically monthly) and can redeem their capital on a periodic basis. These funds have an indefinite life as long as they have investors. ZAIS’s hybrid private equity style funds are “closed-end” funds where fund investors make capital commitments when the fund is formed and these commitments are drawn down as the fund makes investments. Capital is returned to fund investors on distribution dates after the investment period has ended (averaging three years) and there is a set termination date. In general, fund investors may not withdraw or redeem capital during the investment period and additional fund investors are not permitted to join the fund after the fund’s final closing date. ZAIS also manages separately managed accounts that are tailored to the investment objectives of investors. The investors in these managed accounts may generally contribute additional capital or withdraw capital with little or no notice. Structured vehicles such as CDOs or CLOs purchase debt or loans and finance the purchases through the issuance of new debt and equity notes. A series of notes are issued with different risk-return profiles based on their position in the capital structure and payment waterfall. The equity notes typically take the first loss and are entitled to any excess returns in the transaction. Should the credit quality of the portfolio deteriorate, the equity notes will often be cut off from any distributions in order to speed up amortization on the debt tranches. The chart below shows our AUM by strategy and form of investment vehicle.

Mortgage Strategies

ZAIS’s mortgage investment platform combines a skilled team of experienced mortgage investors with analytical and risk management systems focused on the residential and commercial mortgage sectors. ZAIS has organized its internal resources to address opportunities across the mortgage markets as such opportunities evolve. Over time, ZAIS has successfully positioned its platform to capitalize on market dislocations and the subsequent recovery of the mortgage securities and whole loan markets. ZAIS has built a fully integrated investment platform focused on analyzing and managing both securitized and whole loan assets. ZAIS’s mortgage team is actively engaged in asset selection, underwriting, and servicing processes. ZAIS believes these strategies are well suited to the current mortgage environment to capitalize on market conditions including limited mortgage credit availability. As of September 30, 2014, ZAIS has approximately $1.44 billion deployed in mortgage strategies.

Corporate Debt Strategies

ZAIS’s corporate credit expertise and proprietary analytics platform and experienced credit analysts allow ZAIS to provide solutions and insight to optimize portfolios backed by corporate debt. ZAIS believes, regardless of product form or credit ratings, that integrating a breadth of information across corporate credit markets can generate investment ideas and risk management processes capable of generating above average returns. ZAIS has consistently sought to offer its investors opportunities to capitalize on dislocated markets across the corporate credit spectrum. As of September 30, 2014, ZAIS has approximately $2.49 billion deployed in corporate debt strategies.

Multi-Strategy Vehicles

ZAIS also uses its credit expertise and analytics platform to manage four multi strategy funds that focus on various other structured credit investments. Some of these multi strategy funds contain investments in mortgage and corporate debt strategies referred to above. As of September 30, 2014, ZAIS has approximately $853 million deployed in multi-strategy funds.

AUM by Strategy(1)

AUM by Vehicle Type(1)

(1)	As of September 30, 2014. Percentages are approximate and subject to change. AUM primarily is comprised of (i) cash plus aggregate principal balance of investments with respect to certain non-mark-to-market structured vehicles; (ii) cash plus market value of investments with respect to certain structured vehicles; (iii) total assets for mark-to-market funds and separately managed accounts; and (iv) uncalled capital commitments, if any, for funds that are not in liquidation. AUM also includes assets in the warehouse phase for new structured credit vehicles and does not treat leverage and other operating liabilities as a reduction of AUM. ZAIS’s September 30, 2014 AUM uses values for: ZAIS Value-Added Real Estate Fund I, L.P. as of June 30, 2014, Epics I, Ltd. and Co-Epics I, Ltd. as of September 15, 2014, Euro Epics and Galleria CDO V, Ltd. as of September 10, 2014, ZAIS Investment Grade Limited IX as of September 3, 2014 and ZAIS CLO 1, Limited as of September 4, 2014.

Investment Operations and Information Technology

Since inception, ZAIS has developed proprietary, integrated analytics, trading, accounting, and portfolio management applications as a technological foundation for its businesses. These applications are maintained and supported by technology and analytics professionals located in the United States and Shanghai. ZAIS’s technology platform was initially developed at a time when vendor solutions were either unavailable or deemed inadequate to support its requirements. Going forward, for each new business ZAIS considers, the technological requirements and costs to support that business are included in the assessment of the investment opportunity. ZAIS is constantly evaluating whether to build or buy the requisite technology needed by its businesses.

Fee and Income Structure

For the management of its investment products and other vehicles, ZAIS receives fees and other income as follows:

Management Fees

Management fee income is typically based on a fixed annual percentage of assets ZAIS manages for each ZAIS Managed Entity, and it is intended to compensate ZAIS for the time and effort ZAIS expends in researching, and managing investments.

Hedge funds and accounts:  Management fees earned by ZAIS for funds and accounts with hedge fund-style fee arrangements generally range from 0.50% to 1.25%, annually, based on net asset value of these funds and accounts prior to the accrual of incentive fees/allocations.

Private equity funds and accounts:  Management fees earned by ZAIS for funds and accounts with private equity-style fee arrangements generally range from 0.50% to 1.50%, annually, based on either the net asset value of these funds and accounts prior to the accrual of incentive fees/allocations or on the amount of capital committed to these funds and accounts by its investors.

Structured Vehicles (CDOs):  Management fees earned by ZAIS for the CDOs managed by ZAIS generally range from 0.15% to 0.50%, annually, and generally are based on the par value of the collateral and cash held in the CDOs.

Incentive Income

In some cases, ZAIS receives incentive income when certain pre-agreed financial hurdles have been met.

Hedge funds and accounts:  For funds and accounts with hedge fund-style fee arrangements, incentive income earned by ZAIS generally ranges from 10% to 20% of the net realized and unrealized profits attributable to each investor, subject to a hurdle (if any) set forth in each respective entity’s operative agreement. Additionally, all of ZAIS’s funds and accounts with hedge fund-style fee arrangements are subject to a perpetual loss carry forward or perpetual “high-water mark,” meaning that the funds and accounts will not pay incentive fees/allocations to ZAIS with respect to positive investment performance generated for an investor in any year following negative investment performance until that loss is recouped, at which point an investor’s capital balance surpasses the high-water mark. The funds and accounts pay incentive fees/allocations to ZAIS on any net profits in excess of the high-water mark.

Private equity funds and accounts:  For funds and accounts with private equity-style fee arrangements, incentive income earned by ZAIS is generally 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in each fund’s advisory agreement.

Structured Vehicles (CDOs):  For CDOs, incentive income earned by ZAIS generally ranges from 10% to 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in the respective CDO’s collateral management agreements.

Capital Invested In and Through ZAIS’s Products

As further alignment of ZAIS’s interests with those of its investors, ZAIS and various of its eligible professionals have invested capital in the products ZAIS sponsors and manages.

Regulatory and Compliance Matters

ZAIS is subject to extensive regulation by a number of regulators and self-regulatory organizations that have the authority to authorize, and in specific circumstances to limit, restrict or prohibit, regulated entities from carrying out particular activities if they fail to comply with applicable laws and regulations. A significant failure to comply could expose ZAIS to liability or reputational damage. Further, new legislation, heightened regulatory oversight of fundraising activities, changes in rules of self-regulatory organizations or exchanges or changes in the interpretation or enforcement of existing laws and regulations may directly affect ZAIS’s operations and profitability.

Rigorous legal and compliance analysis of ZAIS’s businesses and investments is ingrained in its culture. ZAIS strives to maintain a culture of compliance through the use of carefully tailored policies and procedures, monitoring and oversight, a code of ethics, compliance systems, communication of compliance guidance and employee education and training, including by making clear that doing business in compliance with applicable law and regulations is the responsibility of each of ZAIS’s employees. ZAIS has a compliance group that monitors ZAIS’s compliance with the regulatory requirements to which ZAIS is subject and manages ZAIS’s compliance policies and procedures. ZAIS’s Chief Compliance Officer supervises ZAIS’s compliance group, which is responsible for monitoring all regulatory and compliance matters that affect ZAIS’s activities. ZAIS’s compliance policies and procedures address a wide variety of regulatory and compliance risks that arise under the various bodies of law that apply to ZAIS’s business. Senior management is involved in various aspects of ZAIS’s compliance program, including through active participation on relevant governance committees.

All employees are evaluated each year on a variety of performance criteria, one of which is their compliance record, including their contribution to fostering a culture of ethics and compliance. ZAIS’s Chief Compliance Officer reviews, contributes content as appropriate and approves each employee’s compliance performance review, to maintain the independence of this aspect of the annual performance review process. A failure to conduct business in compliance or to contribute to ZAIS’s culture of ethics and compliance can have a significant impact on incentive compensation.

United States

ZAIS is registered with the SEC as an investment adviser pursuant to the Advisers Act. The Advisers Act, together with the SEC’s regulations and interpretations thereunder, is a highly prescriptive regulatory statute. The SEC is authorized to institute proceedings and impose sanctions for violations of the Advisers Act, ranging from fines and censures to termination of an adviser’s registration.

Under the Advisers Act, an investment adviser (whether or not registered under the Advisers Act) owes fiduciary duties to its clients. These duties impose standards, requirements and limitations on, among other things, trading for proprietary, personal and client accounts; allocations of investment opportunities among clients; use of “soft dollars,” a practice that involves using client brokerage commissions to purchase research or other services that help managers make investment decisions; execution of transactions; and recommendations to clients. On behalf of its investment advisory clients, ZAIS makes decisions to buy and sell securities for each portfolio, selects broker dealers to execute trades and negotiates brokerage commission rates.

The Advisers Act also imposes specific restrictions on an investment adviser’s ability to engage in principal and cross transactions. ZAIS policy permits cross trades so long as no client is disfavored. Generally, cross trades between clients will be permitted if: (1) third party bids are obtained to assess appropriate market values, (2) ZAIS receives any necessary client permissions following disclosure of certain material facts related to any such trade; and (3) complete records are maintained. Any cross trades involving assets for which third party bids are not available will only be executed after obtaining a reasonable, independent indicator of value and approval from the ZAIS Conflicts/Cross Trade Committee. ZAIS does not receive any special compensation for cross trades. While cross trades may create the appearance of a conflict of interest, ZAIS believes its cross trade procedures mitigate the potential conflict and provide all parties to the transaction with a fair and equitable price.

As a registered investment adviser, ZAIS is subject to many additional requirements that cover, among other things, disclosure of information about its business to clients; maintenance of written policies and procedures; maintenance of extensive books and records; restrictions on the types of fees ZAIS may charge; custody of client assets; client privacy; advertising; and solicitation of clients. The SEC has legal authority to inspect any investment adviser and typically inspects a registered adviser periodically to determine whether the adviser is conducting its activities in compliance with (i) applicable laws and regulations, (ii) disclosures made to clients and (iii) adequate systems, policies and procedures reasonably designed to prevent and detect violations.

Under the Advisers Act, ZAIS’s investment management agreements may not be assigned without the client’s consent. The term “assignment” is broadly defined and includes direct assignments as well as assignments that may be deemed to occur upon the transfer, directly or indirectly, of a controlling interest in ZAIS.

Section 28(e) of the Exchange Act provides a “safe harbor” to investment managers who use commission dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the manager in the performance of investment decision-making responsibilities. ZAIS, as a matter of policy, does not use “soft dollars” and so it has no incentive to select or recommend a broker or dealer based on any interest in receiving research or related services. Rather, ZAIS selects brokers based on its clients’ interest in receiving best execution.

With respect to certain investment vehicles, ZAIS is also registered with the CFTC as a CPO or CTA. ZAIS is also a member of the NFA, the commodity and futures industry self-regulatory organization that inspects CPOs and CTAs for compliance with the CFTC’s and its own rules and regulations. As with the Advisers Act, the CEA governs many aspects of ZAIS’s derivatives-related business.

ZAIS is also a member of two SEFs, each of which is a self-regulatory organization with its own rulebook, and with inspection and enforcement authority. The SEFs of which ZAIS is a member have contracted with the NFA to conduct compliance inspections of their members.

ZAIS’s mortgage-related business activities are regulated by the Consumer Financial Protection Bureau and state regulatory bodies in the states in which ZAIS carries out this business. If ZAIS commences securitizing the mortgages it acquires through its conduit business, ZAIS will become subject to a variety of obligations, including new SEC regulations concerning asset-backed securities and interactions with credit rating agencies.

In connection with examinations by the SEC’s Office of Compliance Inspections and Examinations in 2009 and in 2011, ZAIS was made aware of certain issues that ZAIS chose to address voluntarily to allay concerns about certain practices, as well as to enhance its governance structure and compliance policies and procedures. In both instances, ZAIS engaged an independent advisory firm to conduct an internal examination of the issues presented. One of the examinations involved certain trading practices involving the packaging and distribution of certain CDOs. As a result of the independent advisory firm’s review and after considering its advice, ZAIS voluntarily decided to reimburse investors to satisfy itself they had not been even arguably disadvantaged, and ZAIS adopted policies and procedures to strengthen its compliance efforts in a number of respects. ZAIS also adopted a governance committee structure and a variety of other compliance policies and procedures to address related issues that were identified during the review. The second examination resulted from an anonymous allegation relating to the manner in which ZAIS acquired certain investment management agreements (“IMAs”) for certain CDO funds in September 2008. As a result of this review, the independent advisory firm concluded that ZAIS did not have any improper material advantage in bidding for the IMAs and that investors were not harmed, but that certain of ZAIS’s employees should have exhibited greater sensitivity to their fiduciary and other obligations to a prior employer, and been more meticulous in following bidding procedures. These conclusions resulted in a number of recommendations for strengthening certain of ZAIS’s policies and procedures and enhanced supervisions of certain employees. ZAIS also strengthened certain of its supervisory and compliance functions. The employees principally involved in this matter terminated their relationships with ZAIS in 2012.

United Kingdom

ZAIS Group (UK) Limited, a wholly owned subsidiary of ZAIS is authorized and regulated by the Financial Conduct Authority in the United Kingdom. Its regulatory authorizations fall within the framework established by the European Markets in Financial Instruments Directive (as implemented into English law) and encompass, among other things, the ability to advise on investments, manage investments and arrange deals in investments for non-retail clients. ZAIS Group (UK) Limited has exercised its right to provide these services to clients across the European Economic Area by passporting its regulatory authorizations into all other EEA member states.

ZAIS Group (UK) Limited does not hold client money and, on the basis of its size and systemic importance, the Financial Conduct Authority has assigned the firm a “C4” conduct classification and a “P3” prudential classification, which entail the lowest levels of supervision for authorized firms.

Competition

ZAIS competes in all aspects of its business with other investment management companies, including investment funds, hedge funds, private equity funds and traditional financial services companies, such as commercial banks and insurance companies. ZAIS faces competition in the pursuit of outside investors for its funds. ZAIS also pursues investment opportunities for client accounts and for ZAIS alongside many competitors.

ZAIS competes for outside investors based on a variety of factors, including:

•	investment performance;
•	investor perception of investment managers’ drive, focus and alignment of interest;
•	terms of investment, including the level of fees and expenses charged for services;
•	ZAIS’s actual or perceived financial condition, liquidity and stability;
•	the quality and mix of services provided to, and the duration of relationships with, investors; and
•	ZAIS’s business reputation.

In order to grow its business, ZAIS must be able to compete effectively for outside investors. ZAIS must also effectively execute its investment strategies on behalf of its clients and itself. ZAIS’s ability to successfully implement its investment strategies is based on a variety of factors, including:

•	the experience and insights of its management team;
•	the research and recommendations of its portfolio management team;
•	its efficient investment analysis and decision-making processes; and
•	the effective support of its analytics platform and trading personnel.

Many of ZAIS’s competitors are substantially larger and may possess greater financial and technical resources. Several of these competitors have recently raised, or are expected to raise, significant amounts of capital and many of them have similar investment objectives to ZAIS, which may create additional competition for investment opportunities. Some of these competitors may also have a lower cost of capital and access to funding sources that are not available to ZAIS, which may create competitive disadvantages for ZAIS with respect to investment opportunities. Some of these competitors may have higher risk tolerance, make different risk assessments or have lower return thresholds, which could allow them to consider a wider variety of investments, bid more aggressively for investments that ZAIS wants to make or accept legal or regulatory limitations or risks ZAIS would be unable or unwilling to accept. Moreover, an increase in the allocation of capital to alternative investment strategies by institutional and individual investors could lead to a reduction in the size and duration of pricing inefficiencies that many of ZAIS’s investment funds seek to exploit. Alternatively, a decrease in the allocation of capital to alternative investments strategies could intensify competition for that capital and lead to fee reductions and redemptions, as well as difficulty in raising new capital.

Competition is also intense for the attraction and retention of qualified employees. ZAIS’s ability to continue to compete effectively in its businesses will depend upon its ability to attract new employees and retain and motivate existing employees.

For information on the competitive risks ZAIS faces, see “Risk Factors — Risks Related to ZAIS’s Business and Industry — The investment management business is intensely competitive.”

Properties

ZAIS’s principal executive offices are located in leased office space at Two Bridge Avenue, Red Bank, New Jersey. ZAIS also leases the space for its offices in London and Shanghai. ZAIS does not directly own any real property. ZAIS considers these facilities to be suitable and adequate for the management and operation of its business, although it will remain active in evaluating alternative options should the need arise.

Employees

ZAIS believes that one of the strengths and principal reasons for its success is the quality and dedication of its people. As of September 30, 2014, ZAIS employed over 120 individuals, including over 50 investment professionals, located in ZAIS’s Red Bank, London and Shanghai offices.

Legal Proceedings

Although ZAIS may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise, ZAIS is currently not a party to any pending material legal proceedings.

Executive Officers

Set forth below is certain information regarding the current executive officers of ZAIS:

Name	Age	Position
Christian Zugel	54	Chief Investment Officer
Michael F. Szymanski	48	Chief Executive Officer and President
Paul J. McDade III	50	Chief Financial Officer
Marc D. Galligan	60	Chief Risk Officer
Don S. Choe	47	Chief Technology Officer
Howard Steinberg	70	General Counsel

Christian Zugel’s biographical information is set forth in the section entitled “The Director Election Proposal.”

Michael F. Szymanski’s biographical information is set forth in the section entitled “The Director Election Proposal.”

Paul J. McDade is a Managing Director and has served as Chief Financial Officer and Managing Director at ZAIS since 2010. He also serves as Chief Financial Officer of ZFC REIT and co-head of ZAIS’s Valuation Committee. Before joining ZAIS in January of 2010, Mr. McDade was the Chief Financial Officer and Chief Operating Officer for XE Capital Management, LLC, an investment management firm specializing in structured products, from 2004 to 2008. During his 28 year career, Mr. McDade has held various financial roles at Zurich Capital Markets, J.P. Morgan Chase & Co., Reliance Group Holdings, Inc. and PricewaterhouseCoopers LLP. Mr. McDade is a CPA and received a B.S. in Accounting from the University of Scranton.

Marc D. Galligan is a Managing Director and has served as Chief Risk Officer since 2008. He is also Head of Middle Office and co-head of the Valuation Committee. Mr. Galligan has 37 years of experience in the credit markets. Before joining ZAIS in August of 2008, he was a Senior Managing Director responsible for Credit Trading Risk Management at Bear Stearns, which included cash and credit derivative trading risk, as well as Leverage Finance. Before Bear Stearns, Mr. Galligan spent 20 years in a variety of credit and investment banking roles at The First National Bank of Boston and The Chase Manhattan Bank. Mr. Galligan received a B.S. in Finance from Boston College and an M.B.A. from the Thunderbird School of Global Management.

Don S. Choe is a Managing Director and has served as Chief Technology Officer at ZAIS since 2011. Before joining ZAIS in June of 2009, Mr. Choe was a Managing Director at Barclays Capital in their Securitized Products Technology group. Mr. Choe joined Barclays Capital from Lehman Brothers, where he, as Head of Securitized Products Analytics, architected and managed the delivery of the securitized products analytics systems servicing the POINT and LehmanLive applications. In aggregate, Mr. Choe possesses greater than 24 years of experience providing technology and analytics solutions for fixed income businesses. Mr. Choe graduated from the University of Pennsylvania, with a B.S. in Finance and Accounting and a B.A.S. in Management and Technology.

Howard Steinberg has served as General Counsel and a Managing Director at ZAIS since 2011. Before joining ZAIS in February of 2011, Mr. Steinberg was a partner in the international law firm of McDermott Will & Emery LLP. Mr. Steinberg received a B.A. from the University of Pennsylvania and a J.D. from the Georgetown University Law Center.

Executive Compensation

Summary Compensation Table

ZGP’s “named executive officers” consist of Messrs. Zugel, Szymanski and Steinberg. The following table sets forth certain information with respect to the compensation for the years ended December 31, 2013 and December 31, 2012 earned by, awarded to, or paid to ZGP’s named executive officers.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Nonequity incentive plan compensation ($)(2)	All other compensation ($)(3)(4)(5)(6)	Total ($)
Christian Zugel Chief Investment Officer	2013	400,000	1,148,000	—	1,000,934	2,548,934
	2012	400,000	—	—	6,610,451	7,010,451
Michael Szymanski President	2013	250,000	735,000	332,858	348,235	1,666,093
	2012	241,667	595,000	—	269,454	1,106,121
Howard Steinberg General Counsel	2013	291,667	900,000	332,858	3,225	1,527,750

(1)	Reflects current payments of discretionary bonuses.
(2)	Reflects amounts received under the ZAIS Group, LLC Income Unit Plan, which provides participants a designated percentage of ZAIS’s distributable income.
(3)	Reflects a discretionary award with respect to performance that is paid over a three-year period subject to remaining employed on the date of payment. The amount of the discretionary award for Messrs. Zugel, Szymanski and Steinberg for 2013 is $492,000, $315,000 and $0, respectively. The amount of the discretionary award for Messrs. Zugel and Szymanski for 2012 is $0 and $255,000, respectively.
(4)	Reflects waiver of management and incentive fees payable with respect to investments in certain funds that ZAIS manages for Messrs. Zugel and Szymanski and certain trusts and family members related to these named executive officers. The amount of the waived fees with respect to Messrs. Zugel, Szymanski and Steinberg for 2013 was $480,439, $6,996 and $0, respectively. The amount of waived fees with respect to Messrs. Zugel and Szymanski for 2012 was $679,511, and $0, respectively.
(5)	Reflects fees earned by Messrs. Zugel and Szymanski due to service as a director of an entity for which ZAIS serves as an investment advisor. The amount of director fees received by each of them for board service during 2013 and 2012 was $25,114 and $14,359, respectively. These amounts were paid in Euros and have been converted to U.S. dollars based on the average conversion rate on the payment date.
(6)	Reflects incentive compensation awarded to Mr. Zugel, as the managing member of ZAIS, with respect to a percentage of incentive fees received by ZAIS from certain ZAIS Managed Entities. During 2012, Mr. Zugel was paid $5,914,595. See “— Executive Compensation — Information Regarding Summary Compensation Table” for additional information on the agreement between Mr. Zugel and ZAIS.

Information Regarding Summary Compensation Table

ZAIS sponsors the ZAIS Group, LLC Income Unit Plan (“the Income Unit Plan”) for a group of its key employees. The Income Unit Plan was adopted in June 2013. Therefore, no awards were made with respect to the Income Unit Plan in 2012. Under the Income Unit Plan, participants receive income units, which represent a contingent right to receive a portion of ZAIS’s distributable income for a plan year. An employee must generally be employed on the scheduled distribution date to receive payments under the Income Unit Plan. If there is positive distributable income for a year, 85% of the estimated amount of positive distributable income earned with respect to a participant’s income units for that year is payable in December. The remainder, if any, is payable 30 days after the release of ZAIS’s audited financial statements for the applicable year. It is intended that no additional income units will be granted under Income Unit Plan. The Income Unit Plan will be terminated prior to the end of 2014.

Under the terms of an agreement dated February 27, 2012, Mr. Zugel, as managing member of ZAIS received 10% of the net incentive income with respect to the ZAIS Managed Entities, after deducting any payments made with respect to certain employee compensation payments and payments made to external marketers. These payments amounted to $0 for 2013 and $5,914,595 for 2012. As of October 2014, there is only one ZAIS Managed Entity for which Mr. Zugel is entitled to future payments under the aforementioned agreement.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards of ZGP or ZAIS as of December 31, 2013 and December 31, 2012. ZGP’s named executive officers will be eligible to receive Class B Units as described in “Proposal No. 1 — Approval of the Business Combination — Second Amended and Restated Limited Liability Company Agreement — Units.” ZGP’s named executive officers will also be eligible to participate in the 2015 Stock Plan as described in “Proposal No. 4 — Approval and Adoption of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.”

Director Compensation

ZGP has historically been managed by its managing member and thus has not had a board of directors or board of managers. ZGP does not pay its managing member any compensation for its services as managing member.

ZGP MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

ZGP, a Delaware limited liability company, has been the managing member of ZAIS, a Delaware limited liability company, since ZAIS was formed in July 1997. Pursuant to a reorganization on March 31, 2014, ZGP became the sole member of ZAIS. As the managing member of ZAIS prior to the reorganization on March 31, 2014, ZGP consolidated the financial condition and results of operations of ZAIS into its financial statements, and the ownership interests of the other members of ZAIS were reflected as a non-controlling interest in ZGP’s consolidated financial statements. Subsequent to March 31, 2014, ZGP will continue to consolidate the financial condition and results of operations of ZAIS into its consolidated financial statements and will no longer reflect a non-controlling interest in ZGP’s Consolidated Statement of Financial Condition.

This discussion contains forward-looking statements and involves numerous known and unknown risks and uncertainties, including, but not limited to, those described in “Risk Factors” of this proxy statement. Actual results and the timing of events may differ materially from those contained in any forward-looking statements due to a number of factors, including those included in the section entitled “Risk Factors” contained elsewhere in this proxy statement describing key risks associated with ZGP’s and its subsidiaries’ business, operations and industry. Amounts and percentages presented throughout this discussion and analysis of financial condition and results of operations may reflect rounding adjustments and as a result, totals may not appear to sum. The following discussion and analysis should be read in conjunction with the historical consolidated financial statements and related notes of ZGP included elsewhere in this proxy statement.

Overview

A summary of ZGP’s results for the nine months ended September 30, 2014 and year-ended December 31, 2013 are as follows:

•	As of September 30, 2014 and December 31, 2013, ZGP’s AUM was approximately $4.7 billion and $5.1 billion, respectively. The AUM as of December 31, 2013 has been presented on a pro forma basis to present information consistently with the revised methodology used for 2014.
•	Management fee income, before elimination of fees generated from the Consolidated Funds (as described and defined below under “— Understanding ZGP’s Results”), was $23.4 million for the nine months ended September 30, 2014 compared to $36.8 million for the year-ended December 31, 2013. See Footnote 16 “Supplemental Financial Information” in ZGP’s consolidated financial statements for an illustration of the effects of consolidation on ZGP’s results of operations.
•	Incentive income, before elimination of income generated from the Consolidated Funds, was $52.5 million for the nine months ended September 30, 2014, compared to $38.1 million for the year ended December 31, 2013. See Footnote 16 “Supplemental Financial Information” in ZGP’s consolidated financial statements for an illustration of the effects of consolidation on ZGP’s results of operations.
•	Consolidated net income of ZGP was $66.4 million for the nine months ended September 30, 2014, of which, $23.3 million was allocated to members of ZGP with the remaining amount being allocated to non-controlling interests of Consolidated Funds and redeemable non-controlling interests of Consolidated Funds, compared to consolidated net income of $48.7 million for the year ended December 31, 2013, of which, $2.6 million was allocated to members of ZGP with the remaining amount being allocated to non-controlling interests of Consolidated Funds and redeemable non-controlling interests of Consolidated Funds.
•	Distributable Earnings (as described and defined under “— Understanding ZGP’s Results — Distributable Earnings and Adjusted EBITDA”) for ZGP was $24.7 million for the nine months ended September 30, 2014, compared to $12.4 million for the year-ended December 31, 2013.
•	Adjusted EBITDA (as described and defined under “— Understanding ZGP’s Results — Distributable Earnings and Adjusted EBITDA”) for ZGP was $25.1 million for the nine months ended September 30, 2014, compared to $13.2 million for the year-ended December 31, 2013.

A summary of ZGP’s results for the years ended December 31, 2013 and December 31, 2012 are as follows:

•	As of December 31, 2013 and December 31, 2012, ZGP’s AUM was approximately $5.1 billion and $5.9 billion, respectively. The AUM as of December 31, 2013 and December 31, 2012 has been presented on a pro forma basis to present information consistently with the revised methodology used for 2014.
•	Management fee income, before elimination of fees generated from the Consolidated Funds, was $36.8 million for the year ended December 31, 2013, compared to $37.4 million for the year ended December 31, 2012.
•	Incentive income, before elimination of income generated from the Consolidated Funds, was $38.1 million for the year ended December 31, 2013, compared to $127.5 million for the year ended December 31, 2012.
•	Consolidated net income of ZGP was $48.7 million the year ended December 31, 2013, of which, $2.6 million was allocated to members of ZGP with the remaining amount being allocated to non-controlling interests of Consolidated Funds and redeemable non-controlling interests of Consolidated Funds, compared to consolidated net income of $179.4 million for the year ended December 31, 2012, of which, $32.6 million was allocated to members of ZGP with the remaining amount being allocated to non-controlling interests of Consolidated Funds and redeemable non-controlling interests of Consolidated Funds.
•	Distributable Earnings for ZGP was $12.4 million for the year ended December 31, 2013, compared to $62.9 million for the year ended December 31, 2012.
•	Adjusted EBITDA for ZGP was $13.2 million for the year ended December 31, 2013, compared to $63.7 million for the year ended December 31, 2012.

See “Results of Operations” in this section for further discussions about the changes in ZGP’s consolidated revenues, expenses and net income.

For reconciliations of ZGP’s Distributable Earnings and Adjusted EBITDA to the most comparable GAAP measure, please see “— Distributable Earnings and Adjusted EBITDA Reconciliations” at the end of this section.

Understanding ZGP’s Results

GAAP requires that ZGP consolidate ZAIS as well as certain of the ZAIS Managed Entities in which ZGP has a minority ownership interest or no ownership interest, in ZGP’s consolidated financial statements (the “Consolidated Funds”). The majority ownership interests in the Consolidated Funds are held by the investors in the Consolidated Funds, and these interests are included in non-controlling interests of Consolidated Funds in the consolidated statements of financial condition.

When a ZAIS Managed Entity is consolidated, ZGP reflects the assets, liabilities, revenues, expenses and cash flows of that entity on a gross basis, subject to eliminations in consolidation. The consolidation has no effect on ZGP’s net income since its share of the earnings from these Consolidated Funds is included in equity. Conversely, the presentation of incentive income compensation expense and other expenses associated with generating such reclassified revenue is not affected by the consolidation process. The assets, liabilities, revenues and expenses attributable to non-controlling interests are presented as redeemable non-controlling interests of Consolidated Funds and equity attributable to non-controlling interest of Consolidated Funds in ZGP’s consolidated financial statements. ZGP became the sole owner of ZAIS on March 31, 2014. Therefore, for any reporting periods prior to March 31, 2014, any membership interests of ZAIS held by members other than ZGP are reflected as non-controlling interests.

Distributable Earnings and Adjusted EBITDA

ZGP’s management reviews ZGP’s results on a Distributable Earnings and Adjusted EBITDA basis. Distributable Earnings and Adjusted EBITDA are key performance measures used by management when making operating decisions, assessing financial performance and allocating capital resources. Distributable Earnings and Adjusted EBITDA are non-GAAP financial measures that exclude the adjustments described below that are required for presentation of ZGP’s results on a GAAP basis:

•	Consolidating effects of the Consolidated Funds. Amounts related to the Consolidated Funds, including the related eliminations of management fees, incentive income and other revenues, as ZGP management reviews the total amount of management fees, incentive income and other revenues earned in relation to total AUM and fund performance. Management fees from the Consolidated Funds are accrued as earned and are calculated and paid monthly, quarterly or annually, depending on the individual agreements, consistent with the revenue recognition policy for the funds ZGP does not consolidate. ZGP also defers the recognition of incentive income from certain funds that ZGP does not consolidate until it is (i) contractually receivable, (ii) fixed or determinable (“crystallized”), and (iii) all related contingencies have been removed and collection is reasonably assured, consistent with the revenue recognition policy for the Consolidated Funds.
•	Net unrealized gain (loss) on investments. Management does not consider this item to be reflective of operating performance.
•	Compensation expense related to the Income Unit Plan. Employee compensation and benefit amounts attributable to the Income Unit Plan. The Income Unit Plan was initially implemented in 2013 and was designed to deliver equity-like participation in ZAIS’s pre-tax income to key employees. Payments under the Income Unit Plan are recognized as compensation under GAAP. The Income Unit Plan will be terminated with an effective date of December 31, 2014.
•	Compensation expense related to Points awards recorded before related incentive income being recognized. Adjustments to reclassify certain of ZAIS’s legacy incentive compensation programs that were not designed for a GAAP environment. These programs provided incentive compensation payments equal to a fixed percentage of incentive income received by ZAIS and were due and payable in the period ZAIS received the incentive income. Under GAAP, a portion of these incentive compensation payments are required to be recognized in accounting periods prior to the accounting periods in which the related incentive income was received and recognized. These adjustments reclassify certain of these incentive compensation expenses into the accounting period in which the associated incentive income was received and recognized. One of ZAIS’s existing incentive compensation programs with respect to one single separate account may cause a similar timing issue in the future. Otherwise, none of ZAIS’s current or ongoing incentive compensation programs are expected to cause similar timing issues for financial statements prepared in accordance with GAAP.
•	Equity-based compensation. Management does not consider these non-cash expenses to be reflective of its operating performance.
•	Certain other non-cash and non-operating items.
•	Any applicable taxes, interest expense and depreciation and amortization expenses.

Our calculations of Distributable Earnings and Adjusted EBITDA may not be directly comparable to other similar non-GAAP financial measures reported by other asset managers. ZGP believes that Distributable Earnings and Adjusted EBITDA are useful benchmarks for measuring ZGP’s performance. Management also believes that investors should review the same supplemental financial measures that management uses to analyze the business. These measures supplement and should be considered in addition to and not in lieu of the results of operations prepared in accordance with GAAP. Refer to the “Supplemental Financial Information” included in the notes to the consolidated financial statements included elsewhere in this proxy statement for more information on the differences between ZGP’s financial results reported pursuant to GAAP and its financial results reported as supplemental data. For reconciliations of ZGP’s Distributable Earnings and

Adjusted EBITDA to the most comparable GAAP measure, please see “ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations — Distributable Earnings and Adjusted EBITDA Reconciliations.”

Core Business

Revenues

ZGP’s operations have been financed primarily by cash flows generated by its core business. ZGP’s principal sources of revenues are management fees and incentive income for investment advisory services provided to the ZAIS Managed Entities. For any given period, ZGP’s revenues are influenced by the amount of AUM, the investment performance and the timing of when ZGP recognizes incentive income for certain assets of the ZAIS Managed Entities, as discussed below. As noted above, AUM has been trending downward since 2007. This trend results from the wind-up and liquidation of a number of private equity-style and structured vehicles coinciding with challenges ZAIS and other asset managers face in raising new capital in the wake of the 2008 financial crisis and declining interest rates. These challenges stem from structured credit products being disfavored by investors in a low interest rate environment. In this environment, credit-focused managers saw inflows gravitate toward equity and macro managers during 2014 as interest rates remained relatively flat, a trend that will likely continue until interest rates rise to a level presenting more attractive yields.

Management fees and incentive income are calculated under agreements between ZGP and its affiliates and each ZAIS Managed Entity. The ability of investors to contribute capital to and redeem capital from ZAIS Managed Entities is one of the components that causes ZGP’s AUM to fluctuate from quarter to quarter. Fluctuations in AUM also result from the investment performance of the ZAIS Managed Entities. Accordingly, for any given quarter, ZGP’s revenues will be driven by the combination of AUM and the investment performance of the ZAIS Managed Entities.

Management fees.  Management fees earned by ZAIS for funds and accounts with hedge fund-style fee arrangements generally range from 0.50% to 1.25%, annually, based on the net asset value of these funds and accounts prior to the accrual of incentive fees/allocations. Management fees earned by ZAIS for funds and accounts with private equity-style fee arrangements generally range from 0.50% to 1.50%, annually, based on either the net asset value of these funds and accounts prior to the accrual of incentive fees/allocations or on the amount of capital committed to these funds and accounts by its investors. Management fees earned by ZAIS for the CDOs managed by ZAIS generally range from 0.15% to 0.50%, annually, and are generally based on the par value of the collateral and cash held in the CDOs.

In addition to the management fee income mentioned above, ZAIS may earn a subordinated management fee from CDOs for which ZAIS acts as collateral manager. The subordinated management fee is an additional payment for the same service, but has a lower priority in the CDO cash flows. The subordinated management fee is contingent upon the economic performance of the respective CDO assets. If the CDO experiences a certain level of asset defaults, these fees may not be paid. There is no recovery by the CDOs of previously paid subordinated fees. ZGP recognizes the subordinated management fee when collection is reasonably assured. When collection is not reasonably assured, ZGP recognizes the subordinated management fee as payments are received.

Incentive income.  Incentive income is recognized when it is (i) contractually receivable, (ii) fixed or determinable, also referred to as crystallized and (iii) all related contingencies have been removed and collection is reasonably assured, which generally occurs in the quarter of, or the quarter immediately prior to, the distribution of the income by the ZAIS Managed Entities to ZAIS. The criteria for revenue recognition are typically met only after all contributed capital and the preferred return, if any, on that capital have been distributed to the ZAIS Managed Entities’ investors vehicles with private equity style fee arrangements, and is typically met only after any profits exceed a high-water mark for vehicles with hedge fund style fee arrangements.

For funds and accounts with hedge fund-style fee arrangements, incentive income earned by ZAIS generally ranges from 10% to 20% of the net realized and unrealized profits attributable to each investor, subject to a hurdle (if any) set forth in each respective entity’s operative agreement. Additionally, all of ZAIS’s funds and accounts with hedge fund-style fee arrangements are subject to a perpetual loss carry forward, or perpetual “high-water mark,” meaning that the funds and accounts will not pay incentive fees/allocations to ZAIS with respect to positive investment performance generated for an investor in any year following negative investment performance until that loss is recouped, at which point an investor’s capital balance surpasses the high-water mark. The funds and accounts pay incentive fees/allocations to ZAIS on any net profits in excess of the high-water mark.

For funds and accounts with private equity-style fee arrangements, incentive income earned by ZAIS is generally 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in each fund’s advisory agreement.

For CDOs, incentive income earned by ZAIS generally ranges from 10% to 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in the respective CDOs’ collateral management agreements.

The management fees and incentive income from the Consolidated Funds are eliminated in consolidation, and therefore are not reflected as revenue in its consolidated financial statements. ZGP’s share of the earnings from the consolidated ZAIS Managed Entities is increased by the amount of the eliminated management fees and incentive income.

Other revenues.  ZGP also accrues fees for data, funding and analytical services provided to outside parties and affiliated funds as earned.

Expenses

Employee compensation and benefits.  Employee compensation and benefits is comprised of salaries, payroll taxes, employer contributions to welfare plans and discretionary and guaranteed cash bonuses and other contractual compensation programs payable to ZGP’s employees. ZGP generally recognizes employee compensation and benefits over the related service period. On an annual basis, compensation and benefits comprise a significant portion of total expenses, with discretionary cash bonuses and guaranteed cash bonuses and other contractual compensation programs generally comprising a significant portion of total compensation and benefits.

ZAIS’s compensation plans include the following:

ZAIS Group, LLC Income Unit Plan

Under the Income Unit Plan, a portion of ZGP’s net operating income (after making certain adjustments) is due to certain of its employees. These amounts are accrued as compensation expense in the period incurred. This plan will be terminated with an effective date of December 31, 2014.

Cash and Equity Based Awards

Employee compensation and benefits relating to the issuance of cash-based and equity-based awards to certain employees is measured at fair value on the grant date. Compensation expense for awards that vest over a future service period is recognized over the relevant service period on a straight-line basis, adjusted for estimated forfeitures of awards not expected to vest. The compensation expense for awards that do not require future service is recognized immediately. Upon the end of the service period, compensation expense is adjusted to account for actual forfeiture rates. With respect to equity-based retention compensation, cash-settled awards are classified as liabilities and are re-measured at the end of each reporting period.

Compensation Directly Related to Incentive Income (also referred to as “Points”)

ZGP no longer awards Points to employees related to income from any ZAIS Managed Entities. Points were awarded to certain employees associated with the operation and management of certain ZAIS Managed Entities in the form of compensation agreements (“Points Agreements”). Under the Points Agreements, ZGP has an obligation to pay a fixed percentage of the incentive income earned from the referenced entities, including income from the Consolidated Funds that is eliminated in consolidation, to certain employees and former employees. Amounts payable pursuant to these arrangements are recorded as compensation expense when they become probable and reasonably estimable. The determination of when the Points become probable and reasonably estimable so that Points expense should be recorded is based on the assessment of numerous factors, particularly those related to the profitability, realizations, distribution status, investment profile and commitments or contingencies of certain ZAIS Managed Entities for which Points Agreements have been awarded. Points are expensed no later than the period in which the underlying income is recognized. Payment of the Points generally occurs in the same period the related income is received, but no later than thirty days after receipt. An employee’s right to receive payments related to their Points Agreement is generally subject to at least a partial risk of forfeiture if such employees’ employment with ZAIS ends.

General, administrative and other.  General, administrative and other expenses are related to professional services, research services, occupancy and equipment, technology, travel and entertainment, insurance and other miscellaneous expenses.

Net gain (loss) on investments.  Net gain (loss) on investments primarily consists of net gains and losses on ZAIS’s investments in the ZAIS Managed Entities.

Consolidated Funds

Income of Consolidated Funds.  Revenues consist primarily of interest income and dividend income which is recognized on an effective interest rate method.

Expenses of Consolidated Funds.  Expenses consist of interest expense, fund operating expenses and other miscellaneous expenses.

Net gains of Consolidated Funds’ investments.  Net gains consist of net realized and unrealized gains and losses on investments held by the Consolidated Funds.

Results of Operations

Nine Months Ended September 30, 2014 Compared to Year Ended December 31, 2013

Revenues

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Management fee income	$14,739	$26,579	$(11,840)	-45%
Incentive income	41,743	18,835	22,908	122%
Other revenues	454	1,265	(811)	-64%
Income of Consolidated Funds	88,110	108,678	(20,568)	-19%
Total Revenues	$145,046	$155,357	$(10,311)	-7%

Total revenues decreased by $10.3 million primarily due to the following:

•	A $22.9 million increase in incentive income, primarily driven by the recognition of incentive income on the SerVertis private equity style fund. The fund is currently in liquidation. As of September 30, 2014, the fund has made cumulative distributions to investors in excess of their contributed capital and hurdle rate of return which resulted in ZAIS collecting incentive income. For the period from October 1, 2014 through December 31, 2014, the fund has paid incentive fees to ZAIS of approximately $109,000. As of November 30, 2014 the fund has accrued incentive fees payable to ZAIS of approximately $72,000.
•	An $11.8 million decrease in management fees primarily due to the year-over-year reduction in AUM, which was driven by the liquidation of several hybrid private equity style funds during both the nine months ended September 30, 2014 and the year ended December 31, 2013. It should be further noted that a portion of the variance noted above is due to the comparison of the year-to-date third quarter 2014 results to a full year of 2013 results.
•	A $20.6 million decrease in income of Consolidated Funds. Substantially all of this income is allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

The following table details the changes to our AUM for the nine months ended September 30, 2014 and the year ended December 31, 2013.

	Nine Months Ended September 30, 2014
	(dollars in billions)
	Corporate Credit Funds	Mortgage Related Strategies	Multi-Strategy Funds and Accounts	Total
Beginning of Period AUM(1)	$2.820	$1.721	$0.628	$5.169
Contributions(2)	0.798 (8)	0.001	0.156	0.955
Distributions(3)	(1.139)	(0.383)	—	(1.522)
Redemptions(4)	(0.055)	(0.016)	(0.033)	(0.104)
Profit & Loss(5)	(0.023)	0.077	0.039	0.093
Other(6)	0.089	0.043	0.064	0.196
End of Period AUM	$2.490	$1.443	$0.854	$4.787
Average AUM(7)	$2.655	$1.582	$0.741	$4.978

	Year Ended December 31, 2013
	(dollars in billions)
	Corporate Credit Funds	Mortgage Related Strategies	Multi-Strategy Funds and Accounts	Total
Beginning of Period AUM(1)	$3.248	$1.912	$0.776	$5.936
Contributions(2)	0.071 (9)	0.362	0.074	0.507
Distributions(3)	(0.651)	(0.622)	(0.167)	(1.440)
Redemptions(4)	(0.120)	(0.250)	(0.089)	(0.459)
Profit & Loss(5)	0.127	0.176	0.052	0.355
Other(6)	0.145	0.143	(0.018)	0.270
End of Period AUM(1)	$2.820	$1.721	$0.628	$5.169
Average AUM(7)	$3.034	$1.817	$0.702	$5.553

(1)	AUM balance has been presented on a pro forma basis consistent with the revised methodology used for 2014.
(2)	Contributions related to funds, managed accounts and structured vehicles.
(3)	Distributions related to funds, managed accounts and structured vehicles.
(4)	Redemptions related to funds and managed accounts.
(5)	Profit & Loss related to funds and managed accounts.
(6)	Other represents changes primarily related to (i) leverage and other operating liabilities for funds and managed accounts and (ii) leverage, aggregate principal balance and other items for structured vehicles. Change in aggregate principal balance is primarily due to defaults, write downs, pay downs and collateral purchase/sales.
(7)	Average is based on the beginning and ending balance for the period presented.
(8)	Balance includes $65 million of inflows into structured CLO warehouse vehicles that were received from other ZAIS Managed Entities. Total AUM has not been adjusted for these inflows related to the CLO warehouse period.
(9)	Balance includes $30 million of inflows into structured CLO warehouse vehicles that were received from other ZAIS Managed Entities. Total AUM has not been adjusted for these inflows related to the CLO warehouse period.

Expenses

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Employee compensation and benefits	$37,600	$53,139	$(15,539)	(29)%
General, administrative and other	13,086	20,135	(7,049)	(35)%
Depreciation and amortization	358	499	(141)	(28)%
Expenses of Consolidated Funds	99,864	39,982	59,882	150%
Total Expenses	$150,908	$113,755	$37,153	33%

Total expenses increased by $37.2 million primarily due to the following:

•	A $15.5 million decrease in compensation and benefits predominately due to the following: (i) an $11.9 million decrease in accrued bonuses as of September 30, 2014 due to lower budgeted net operating income; (ii) a $6.0 million decrease in base compensation and benefits; (iii) a $2.2 million increase in accrued expenses relating to the Income Unit Plan which was driven by an increase in plan participants; (iv) a $0.2 million increase in Points paid to certain ZAIS employees resulting from an increase in incentive income earned on the SerVertis private equity style fund. It should be further noted that a portion of the variances in (i), (ii) and (iii) noted above are due to the comparison of the year-to-date third quarter 2014 results to a full year of 2013 results.
•	A $7.0 million decrease in general, administrative and other expenses, primarily due to the following: (i) a $6.3 million decrease in professional fees due to the $6.3 million of underwriting fees that ZAIS paid for the 2013 initial public offering of the ZFC REIT, a $0.9 million decrease in legal fees, a $0.6 million decrease in accounting fees, a $0.5 million decrease in marketing fees, a $0.5 million decrease in consulting fees, and a $0.5 million decrease in other professional fees, partially offset by a $3.0 million increase in accounting and legal costs relating to the transaction with HF2; (ii) a $1.1 million increase in solicitation fees related to fees paid to third parties for soliciting investors to invest in the SerVertis fund. It should be further noted that a portion of the variances in (i) and (ii) noted above are due to the comparison of the year-to-date third quarter 2014 results to a full year of 2013 results.
•	A $59.9 million increase in expenses of Consolidated Funds. Substantially all of these expenses are allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

Other Income

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Net gain (loss) on investments	$(41)	$(418)	$377	90%
Other income (expense)	164	13	151	1,162%
Net gain/(loss) on Consolidated Funds’ investments	72,177	7,821	64,356	823%
Total Other Income	$72,300	$7,416	$64,884	875%

Total other income increased by $64.9 million primarily due to a $64.4 million increase in net gains of Consolidated Funds. Substantially all of these net gains are allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

Income Taxes

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Income taxes	$19	$329	$(310)	-94%

Income tax expense decreased by $0.3 million from 2013, primarily due to a decrease in income earned at ZAIS’s Shanghai subsidiary. See Note 11 to the ZGP’s consolidated financial statements included in this proxy statement for information regarding the items affecting ZGP’s effective income tax rate.

As of and for the nine months ended September 30, 2014 and year-ended December 31, 2013, ZGP was not required to establish a liability for uncertain tax positions.

Foreign currency translation adjustment

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Foreign currency translation adjustment	$630	$(131)	$761	581%

Changes in the foreign currency translation adjustment are due to fluctuations in the exchange rates prevailing at the end of each reporting period ZGP uses to translate the assets and liabilities of its foreign subsidiaries.

Net Income (Loss) Allocated to Non-controlling Interests of Consolidated Funds

The following table presents the components of the net income (loss) allocated to non-controlling interests of Consolidated Funds and to redeemable non-controlling interests of Consolidated Funds:

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
Redeemable Non-controlling interests of Consolidated Funds	$41,434	$44,323	$(2,889)	-7%
Non-controlling interests of Consolidated Funds	$1,726	$1,751	$(25)	-1%
•	A $2.9 million decrease in the net income allocated to redeemable non-controlling interests of Consolidated Funds is driven primarily by the decrease in income and net gains allocated to investors that have the right to redeem their interests.
•	A $.025 million decrease in the net income allocated to non-controlling interests is driven primarily by the decrease in income and net gains allocated to investors that do not have the right to redeem their interests.

Net Income (Loss) Allocated to ZAIS Group Parent, LLC Members

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Change
	(unaudited)		$	%
	(dollars in thousands)
ZAIS Group Parent, LLC Members	$23,259	$2,615	$20,644	789%

The increase in net income allocated to ZGP was primarily due to the recognition of incentive income from the SerVertis private equity style fund partially offset by the related Points expense paid to certain ZAIS employees as discussed above.

Year Ended December 31, 2013 Compared to Year Ended December 31, 2012

Revenues

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Management fee income	$26,579	$30,546	$(3,967)	-13%
Incentive income	18,835	99,563	(80,728)	-81%
Other revenues	1,265	1,065	200	19%
Income of Consolidated Funds	108,678	116,118	(7,440)	-6%
Total Revenues	$155,357	$247,292	$(91,935)	-37%

Total revenues decreased by $91.9 million primarily due to the following:

•	An $80.7 million decrease in incentive income, driven by the recognition of incentive income on several hybrid private equity style funds which liquidated in 2012.
•	A $4.0 million decrease in management fees primarily due to the year-over-year reduction in AUM, which was driven by the liquidation of several hybrid private equity style funds in 2012.
•	A $7.4 million decrease in income of Consolidated Funds. Substantially all of this income is allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

The following table details the changes to our AUM for the years ended December 31, 2013 and 2012.

	Year Ended December 31, 2013
	(dollars in billions)
	Corporate Credit Funds	Mortgage Related Strategies	Multi-Strategy Funds and Accounts	Total
Beginning of Period AUM(1)	$3.248	$1.912	$0.776	$5.936
Contributions(2)	0.071 (8)	0.362	0.074	0.507
Distributions(3)	(0.651)	(0.622)	(0.167)	(1.440)
Redemptions(4)	(0.120)	(0.250)	(0.089)	(0.459)
Profit & Loss(5)	0.127	0.176	0.052	0.355
Other(6)	0.145	0.143	(0.018)	0.270
End of Period AUM(1)	$2.820	$1.721	$0.628	$5.169
Average AUM(7)	$3.034	$1.817	$0.702	$5.553

	Year Ended December 31, 2012
	(dollars in billions)
	Corporate Credit Funds	Mortgage Related Strategies	Multi-Strategy Funds and Accounts	Total
Beginning of Period AUM(1)	$3.796	$2.643	$0.690	$7.129
Contributions(2)	0.036	0.509	0.045	0.590
Distributions(3)	(0.810)	(0.850)	(0.064)	(1.724)
Redemptions(4)	(0.045)	(0.178)	(0.059)	(0.282)
Profit & Loss(5)	0.193	0.295	0.108	0.596
Other(6)	0.078	(0.507)	0.056	(0.373)
End of Period AUM(1)	$3.248	$1.912	$0.776	$5.936
Average AUM(7)	$3.522	$2.278	$0.733	$6.533

(1)	AUM balance has been presented on a pro forma basis consistent with the revised methodology used for 2014.
(2)	Contributions related to funds, managed accounts and structured vehicles.
(3)	Distributions related to funds, managed accounts and structured vehicles.
(4)	Redemptions related to funds and managed accounts.
(5)	Profit & Loss related to funds and managed accounts.
(6)	Other represents changes primarily related to (i) leverage and other operating liabilities for funds and managed accounts and (ii) leverage, aggregate principal balance and other items for structured vehicles. Change in aggregate principal balance is primarily due to defaults, write downs, pay downs and collateral purchase/sales.
(7)	Average is based on the beginning and ending balance for the period presented.
(8)	Balance includes $30 million of inflows into structured CLO warehouse vehicles that were received from other ZAIS Managed Entities. Total AUM has not been adjusted for these inflows related to the CLO warehouse period.

Expenses

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Employee compensation and benefits	$53,139	$64,205	$(11,066)	-17%
General, administrative and other	20,135	24,361	(4,226)	-17%
Depreciation and amortization	499	374	125	33%
Expenses of Consolidated Funds	39,982	96,694	(56,712)	-59%
Total Expenses	$113,755	$185,634	$(71,879)	-39%

Total expenses decreased by $71.9 million primarily due to the following:

•	An $11.1 million decrease in compensation and benefits primarily due to the decrease in Points paid to certain ZAIS employees resulting from a decrease in incentive income earned by ZAIS Managed Entities where Points arrangements were awarded.
•	A $4.2 million decrease in general, administrative and other expenses, primarily due to the following: (i) a $7.3 million decrease in solicitation fees related to fees paid to third parties for soliciting investors to invest in certain of ZAIS’s funds; and (ii) a $2.3 million net increase in professional fees due to $6.3 million of underwriting fees that ZAIS paid for the 2013 initial public offering of the ZFC REIT, partially offset by a $2.9 million decrease in consulting fees and a $1.4 million decrease in legal fees.
•	A $56.7 million decrease in expenses of Consolidated Funds. Substantially all of these expenses are allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

Other Income

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Net gain (loss) on investments	$(418)	$(511)	$93	18%
Other income (expense)	13	(89)	102	115%
Net gains of Consolidated Funds’ investments	7,821	120,038	(112,217)	-94%
Total Other Income	$7,416	$119,438	$(112,022)	-94%

Total other income decreased by $112.0 million primarily due to a $112.2 million decrease in net gains of Consolidated Funds. Substantially all of these net gains are allocated to non-controlling interests, as ZGP only has a minimal ownership interest, if any, in each of these funds.

Income Taxes

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Income taxes	$329	$417	$(88)	-21%

Income tax expense decreased by $0.088 million from 2012, primarily due to the dissolution of ZAIS Japan, which was subject to national and local income tax. See Note 11 to ZGP’s consolidated financial statements included in this proxy statement for information regarding the items affecting ZGP’s effective income tax rate.

As of and for the years ended December 31, 2013 and 2012, ZGP was not required to establish a liability for uncertain tax positions.

Foreign currency translation adjustment

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Foreign currency translation adjustment	$(131)	$1,001	$(1,132)	-113%

Changes in the foreign currency translation adjustment are due to fluctuations in the exchange rates prevailing at the end of each reporting period ZGP uses to translate the assets and liabilities of its foreign subsidiaries.

Net Income (Loss) Allocated to Non-controlling Interests

The following table presents the components of the net income (loss) allocated to non-controlling interests and to redeemable non-controlling interests of Consolidated Funds:

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
Redeemable Non-controlling interests of Consolidated Funds	$44,323	$146,377	$(102,054)	-70%
Non-controlling interests of Consolidated Funds	$1,751	$429	$1,322	308%
•	A $102.1 million decrease in the net income allocated to redeemable non-controlling interests of Consolidated Funds is driven primarily by the decrease in income and net gains allocated to investors that have the right to redeem their interests.
•	A $1.3 million increase in the net income allocated to non-controlling interests is driven primarily by the increase in income and net gains allocated to investors that do not have the right to redeem their interests.

Net Income (Loss) Allocated to ZAIS Group Parent, LLC Members

	Year Ended December 31,		Change
	2013	2012	$	%
	(dollars in thousands)
ZAIS Group Parent, LLC Members	$2,615	$32,641	$(30,026)	-92%

The reduction in net income allocated to ZGP was primarily due to a lower incentive income as discussed above.

Liquidity and Capital Resources

Historical Liquidity and Capital Resources

ZGP has managed its historical liquidity and capital requirements by focusing on cash flows before giving effect to consolidation of the Consolidated Funds. ZGP’s primary cash flow activities on an unconsolidated basis involve: (1) generating cash flow from operations, which largely includes management fee income and incentive income; (2) realizations generated from investment activities; (3) funding capital commitments that ZGP has made to its funds; and (4) making distributions to its members. At September 30, 2014 and December 31, 2013, ZGP’s cash and cash equivalents were $22.7 million and $8.4 million, respectively, including investments in money market funds.

ZGP’s material sources of cash from ZAIS’s operations include: (1) management fee income, which is collected monthly or quarterly; (2) incentive income, which can be less predictable as to amount and timing; and (3) fund distributions related to investments in certain ZAIS Managed Entities. ZGP primarily uses cash flow from operations to pay compensation and benefits, general, administrative and other expenses, foreign taxes, and distributions to its members. ZGP’s cash flows are also used to fund investments in limited partnerships, fixed assets and other capital items. If cash flow from operations were insufficient to fund distributions, ZGP expects that it would suspend paying such distributions.

ZGP’s historical consolidated financial statements reflect the cash flows of its operating business as well as the results of its Consolidated Funds. The assets of ZGP’s Consolidated Funds, on a gross basis, are significantly greater than the assets of ZGP’s operating businesses and therefore have a substantial effect on its reported cash flows. The primary cash flow activities of the Consolidated Funds include: (1) raising capital from third party investors, which is reflected as non-controlling interests of the Consolidated Funds when required to be consolidated into ZGP’s consolidated financial statements; (2) purchasing and selling investment securities; (3) collecting interest and dividend income; (4) generating cash through the realization of certain investments; and (5) distributing cash to investors. The Consolidated Funds are treated as investment companies under GAAP; therefore, the character and classification of all Consolidated Fund transactions are presented as cash flows from operations.

Debt Obligations

In December 2012, ZGP issued four notes in the aggregate amount of approximately $1,400,000, to facilitate the repurchase of membership interests of certain former employees. The notes called for two equal payments of principal in both September 2013 and June 2014, and carried an interest rate of one-month LIBOR plus 450 basis points, with interest payable on the maturity date. In September 2013, ZGP made principal payments on the notes totaling approximately $719,000 and the notes were fully paid off on June 30, 2014.

Cash Flows

The significant amounts from ZGP’s consolidated financial statements, which include the effects of the Consolidated Funds in accordance with GAAP, are summarized below. Negative amounts represent a net outflow, or use of cash.

	Nine Months Ended September 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012
	(dollars in thousands)
Statements of cash flows data
Net cash provided by (used in) operating activities	$(123,089)	$530,992	$357,360
Net cash provided by (used in) investing activities	79,726	(64,280)	4,182
Net cash provided by (used in) financing activities	57,606	(466,149)	(363,428)
Change in cash and cash equivalents denominated in foreign currency	—	232	(310)
Net change in cash and cash equivalents	$14,243	$795	$(2,196)

Operating Activities

Net cash provided by (used in) operating activities is primarily driven by ZGP’s earnings in the respective periods after adjusting for non-cash compensation and fee income, net realized (gain) loss on investments and net change in unrealized (appreciation) depreciation on investments that are included in net income. Cash used to purchase investments and the proceeds from the sale of such investments are also reflected in ZGP’s operating activities as investing activities of the Consolidated Funds.

Net cash flow used in operating activities was $123.1 million for the nine months ended September 30, 2014. This amount primarily includes (1) purchases of investments (net of proceeds from sales) by the Consolidated Funds of $126.3 million; and (2) a change in cash and cash equivalents of the Consolidated Funds of $66.2 million.

Net cash flow provided by operating activities was $531.0 million for the year ended December 31, 2013. This amount primarily includes (1) proceeds from the sale of investments (net of purchases) by the Consolidated Funds of $485.1 million; and (2) a change in cash and cash equivalents of the Consolidated Funds of $24.7 million.

Net cash flow provided by operating activities was $357.4 million for the year ended December 31, 2012. This amount primarily includes (1) proceeds from the sale of investments (net of purchases) by the Consolidated Funds of $249.3 million; and (2) a change in cash and cash equivalents of the Consolidated Funds of $50.0 million.

The net cash flow used in and provided by operating activities for the periods discussed above also represent the significant variances between net income and cash flows from operations and are reflected as operating activities pursuant to investment company accounting guidance. The movements within the Consolidated Funds do not adversely impact ZGP’s liquidity or earnings trends. ZGP believes that its ability to generate cash from operations provides it the necessary liquidity to manage short-term fluctuations in working capital as well as to meet its short-term commitments.

Investing Activities

ZGP’s net cash provided by investing activities was $79.7 million for the nine months ended September 30, 2014 which was due to a decrease in restricted cash at the Consolidated Funds of $79.8 million offset by purchases of fixed assets of $104,000.

ZGP’s net cash used in investing activities was $64.3 million for the year ended December 31, 2013 which was due to an increase in restricted cash at the Consolidated Funds of $66.0 million and purchases of fixed assets of $346,000 offset by proceeds from the sale of investments of $2.1 million.

ZGP’s net cash provided by investing activities was $4.2 million for the year ended December 31, 2012 which was due to a decrease in restricted cash at the Consolidated Funds of $5.3 million and sale of investments of $96,000 offset by purchases of fixed assets of $747,000, and purchases of investments of $500,000.

Financing Activities

ZGP’s net cash provided by financing activities was $57.6 million for the nine months ended September 30, 2014 which was due to proceeds from the issuance of notes payable of $637.5 million and contributions from non-controlling of $5.6 million offset by net repayments on notes payable of the Consolidated Funds of $491.6 million, distributions to non-controlling interests of $78.8 million, distributions to its members of $14.3 million and repayments on debt obligations of $781,000.

ZGP’s net cash used in financing activities was $466.1 million for the year ended December 31, 2013 which was due to net payments on notes payable at the Consolidated Funds of $373.4 million, distributions to non-controlling interests of $97.6 million, distributions to ZGP’s members of $19.7 million and repayments on debt obligations of $656,000, offset by contributions from non-controlling interests of $25.2 million.

ZGP’s net cash used in financing activities was $363.4 million for the year ended December 31, 2012 which was due to net payments on notes payable at the Consolidated Funds of $282.3 million, distributions to non-controlling interests of $77.5 million, distributions to ZGP’s members of $10.8 million and repayments of debt obligations of $1.4 million, offset by proceeds from the issuance of notes payable of $5.8 million.

Future Sources and Uses of Liquidity

ZGP’s initial sources of liquidity will be (1) cash on hand, (2) net working capital, (3) cash flows from operations, including incentive income, (4) realizations on ZGP’s investments, (5) net proceeds from the Business Combination and (6) other potential financings. Based on ZGP’s current expectations, ZGP believes that these sources of liquidity will be sufficient to fund its working capital requirements and to meet its commitments in the foreseeable future. ZGP expects that its primary liquidity needs will be comprised of cash to (1) provide capital to facilitate the growth of its existing investment management business, including the expansion of its CLO management business, which will become more capital-intensive and potentially less profitable in light of current European Union and future United States risk retention rules; (2) fund ZGP’s potential commitments to new funds that ZGP may advise; (3) provide capital to facilitate its expansion into businesses that are complementary to its existing investment management business; (4) pay operating expenses, including cash compensation to its employees; (5) fund capital expenditures; (6) pay income taxes; and (7) make distributions to its members.

Contractual Obligations

The following table summarizes our contractual cash obligations as of September 30, 2014, and the effect such obligations are expected to have on our liquidity and cash flows in future periods:

	2014	2015 – 2016	2017 – 2018	2019 – Thereafter	Total
	(dollars in thousands)
Operating leases(1)	$396	$2,940	$627	$—	$3,963
Total contractual obligations excluding consolidated CDOs	396	2,940	627	—	3,963
Notes payable of consolidated CDOs(2)	—	—	—	999,584	999,584
Estimated interest on notes payable of consolidated CDOs(3)	16,954	33,908	33,908	611,012	695,782
Total Contractual Obligations	$17,350	$36,848	$34,535	$1,610,596	$1,699,329

(1)	Presents the minimum rental payments required under operating leases for office space.
(2)	Represents the obligations of our consolidated CDOs, which have no recourse to ZGP.
(3)	Represents the expected future interest payments on the notes payable of our consolidated CDOs, assuming no prepayments will be made and debt will be held until its final stated maturity date. For notes with variable interest rates, the amounts presented are based on the LIBOR rate in effect as of September 30, 2014.

Off-Balance Sheet Arrangements

As of September 30, 2014 and December 31, 2013, ZGP did not have any off-balance sheet arrangements.

Critical Accounting Policies and Estimates

Critical accounting policies are those that require ZGP to make significant judgments, estimates or assumptions that affect amounts reported in its financial statements or the notes thereto. ZGP bases its judgments, estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable and prudent. Actual results may differ materially from these estimates. See Note 2 to ZGP’s consolidated financial statements included elsewhere in this proxy statement for a description of ZGP’s critical accounting policies.

Recent Accounting Pronouncements

See Note 2 to ZGP’s consolidated financial statements included elsewhere in this proxy statement for a description of recent accounting pronouncements and their impact on ZGP.

Distributable Earnings and Adjusted EBITDA Reconciliations

The following table presents the reconciliations of ZGP’s GAAP Comprehensive Income (Loss) to Distributable Earnings and Adjusted EBITDA for the periods presented in this ZGP Management’s Discussion and Analysis of Financial Condition and Results of Operations:

	Nine Months Ended September 30, 2014	Year Ended December 31,
	(unaudited)	2013	2012
	(dollars in thousands)
Total Comprehensive Income, Net of Tax	$67,049	$48,558	$180,448
Addback: Elimination of Management fee income	8,682	10,172	6,840
Addback: Elimination of Incentive income	10,800	19,216	27,979
Addback: Elimination of Other revenues	48	143	263
Less: Income of Consolidated Funds	(88,110)	(108,678)	(116,118)
Addback: Expenses of Consolidated Funds	99,864	39,982	96,694
Net unrealized (gain) loss on investments	(4)	(35)	(122)
Net (gain) loss on Consolidated Funds’ investments	(72,177)	(7,821)	(120,038)
Addback: Compensation attributable to Income Unit Plan	6,225	3,979	—
Reclassification of incentive compensation	(7,664)	6,854	(12,997)
Distributable Earnings – Non-GAAP	$24,713	$12,370	$62,949
Addback: Depreciation and amortization	358	499	374
Addback: Income taxes	19	329	417
Adjusted EBITDA – Non-GAAP	$25,090	$13,198	$63,740

Quantitative and Qualitative Disclosures About Market Risk

Our predominant exposure to market risk is related to our role as general partner or investment manager for the ZAIS Managed Entities, and the sensitivities to movements in the fair value of their investments that may adversely affect our management fees and incentive income.

Fair value of the financial assets and liabilities of the ZAIS Managed Entities may fluctuate in response to changes in the value of investments, foreign currency exchange rates, commodity prices and interest rates. The fair value changes in the assets and liabilities of the ZAIS Managed Entities affect the management fees and incentive income we may earn from the funds.

With regards to the Consolidated Funds, the net effect of these fair value changes primarily impacts the net gains (losses) of Consolidated Funds in our consolidated statements of comprehensive income (loss); however, substantially all of these fair value changes are absorbed by the investors of these funds rather than ZGP, which has little, if any, interest in the funds. We may also be entitled to a portion of these earnings through our incentive income allocation as general partner of these funds.

Market Risk

All of the asset types held within the funds, separately managed accounts and structured vehicles that we manage are exposed to many risks including market risk. Each month, the Risk Management Group at ZAIS conducts stress tests for the asset types held within certain of our funds and separately managed accounts using five scenarios — base, modest upside, strong upside, modest downside and severe downside risk scenarios. At September 30, 2014, the severe downside market stress scenario reveals that the three year annualized downside return would be -6.79%.

A -6.79% decline in the fair market value of the AUM for our funds and separately managed accounts at September 30, 2014 would impact our management fee income by approximately $0.5 million. A decline in the fair market value of the AUM for our structured vehicles at September 30, 2014 would not impact our management fee income because the management fee on these vehicles are based on notional par value, not market value except in the case where assets may be distressed or defaulted in which case the trustee would price these respective assets at the lower of the market value or their expected recovery rate provided by the rating agencies.

Exchange Rate Risk

Certain of our funds and separately managed accounts hold investments denominated in non-U.S. dollar currencies which may be affected by movements in the rate of exchange between the U.S. dollar and foreign currencies. However, our foreign currency exposure is hedged with forward foreign exchange contracts which substantially offset the risk of foreign currency movements against the U.S. dollar. We estimate that as of September 30, 2014, a 10% weakening or strengthening of the U.S. dollar against all or any combination of currencies to which certain of our funds and separately managed accounts have exposure to exchange rates would impact the asset values of these entities in the aggregate plus or minus 0.49%.

Interest Rate Risk

Certain of our funds and separately managed accounts have financing arrangements and hold credit instruments that accrue interest at variable rates linked to LIBOR. Interest rate changes may therefore impact the amount of interest payments, future earnings and cash flows. In the event LIBOR, and rates directly or indirectly tied to LIBOR, were to increase by 10% over LIBOR as of September 30, 2014, we estimate that the net effect on our net asset value of certain funds and separately managed accounts would decline by approximately 1.4 basis points.

Credit Risk

Credit risk is the risk that counterparties or debt issuers may fail to fulfill their obligations or that the collateral value may become inadequate to cover our exposure. We manage credit risk by monitoring the credit exposure to and the creditworthiness of counterparties, requiring additional collateral where appropriate.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

The following persons are anticipated to be the executive officers and directors of the Company, which will be renamed “ZAIS Group Holdings, Inc.” following the Business Combination:

Name	Age	Position
Christian Zugel	54	Chief Investment Officer and Chairman of the Board
Michael F. Szymanski	48	Chief Executive Officer, President and Director
Paul J. McDade III	50	Chief Financial Officer
Marc D. Galligan	60	Chief Risk Officer
Don S. Choe	47	Chief Technology Officer
Howard Steinberg	70	General Counsel
R. Bruce Cameron	58	Director
Paul B. Guenther	74	Director
James Zinn	62	Director

Biographical information for Messrs. Zugel, Szymanski, Guenther and Zinn is set forth in the section entitled “Proposal No.3 — The Election of Directors to the Board.” Biographical information for Mr. Cameron is set forth in the section entitled “Information About HF2 — Management.” Biographical information for Messrs. McDade, Galligan, Choe and Steinberg is set forth in the section entitled “Information About ZGP and ZAIS — Executive Officers.”

Classified Board of Directors

In accordance with our current amended and restated certificate of incorporation, our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.

As discussed above in “Proposal No. 3 — Election of Directors to the Board,” if the Business Combination is consummated and the Amended and Restated Charter Proposal and Director Election Proposal are approved, our board of directors will be reconstituted and each of the five director nominees elected to the board will each serve a one-year term expiring at our 2015 annual meeting of stockholders. If the Director Election Proposal is approved but the Amended and Restated Charter Proposal is not and ZGP and the ZGP Founder Members waive the requirement of approval of the Amended and Restated Charter Proposal, then Christian Zugel and Bruce Cameron shall be the Class A directors who will serve until the third annual meeting of stockholders after this special meeting, Michael Szymanski and James Zinn shall be the Class C directors who will serve until our second annual meeting of stockholders after this special meeting, and Paul Guenther shall be the Class B director who will serve until our next annual meeting of stockholders after this special meeting.

Committees of the Board of Directors

The standing committees of our board of directors currently consist of an audit committee, compensation committee and nominating and governance committee. Each of the committees will report to the board of directors as they deem appropriate and as the board may request. The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The audit committee’s duties, which are specified in our audit committee charter, include, but are not limited to those described in “Information About HF2 — Management — Audit Committee.”

Upon consummation of the Business Combination, our audit committee will consist of Mr. Cameron, Mr. Guenther and Zinn, with Mr. Zinn serving as the chair. We believe that Mr. Cameron, Mr. Guenther and Mr. Zinn qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Zinn qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Upon the consummation of the Business Combination, the audit committee charter will be available on our corporate website at www.zaisgroup.com. The information on our website is not part of this proxy statement.

Compensation Committee

The compensation committee’s duties, which are specified in our compensation committee charter, include, but are not limited to those described in “Information About HF2 — Management — Compensation Committee.”

Upon consummation of the Business Combination, our compensation committee will consist of Mr. Cameron, Mr. Guenther and Mr. Zinn, with Mr. Guenther serving as the Chair. Following the consummation of the Business Combination, we expect our compensation committee to revise its charter, after which a revised compensation committee charter will be available on our corporate website at www.zaisgroup.com. Among other things, the revised compensation committee charter will provide that the Company’s GAAP compensation expense, from all cash and non-cash sources (which would include awards under the 2015 Stock Plan but exclude the issuance of the Class B-0, B-1, B-2, B-3 and B-4 Units) will not exceed 50% of ZAIS’s GAAP revenue (excluding revenue from any investment vehicles required to be consolidated in accordance with GAAP, but including revenue from ZAIS’s co-investments in any such investment vehicle) in any fiscal year period during the first five years after the Business Combination.

Nominating and Governance Committee

The nominating and governance committee’s duties, which are specified in our compensation committee charter, include, but are not limited to those described in “Information About HF2 — Management —  Nominating and Governance Committee.”

Upon consummation of the Business Combination, our nominating and governance committee will consist of Mr. Cameron, Mr. Guenther and Mr. Zinn, with Mr. Cameron serving as the Chair. Our board of directors has adopted a written charter for the nominating and governance committee, which will be available on our corporate website at www.zaisgroup.com upon the completion of the Business Combination.

Compensation Committee Interlocks and Insider Participation

During 2013, we did not have a compensation committee. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics will be available on our website at www.zaisgroup.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Director Compensation

Following the completion of the Business Combination, our compensation committee will determine the annual compensation to be paid to the members of our board of directors. Directors who are employees of the Company will not be compensated for their services on the board. We expect to pay our non-employee directors annually $100,000 in cash and $100,000 in restricted stock awards.

Executive Compensation

Overview

Following the closing of the Business Combination, the combined company intends to develop an executive compensation program that is consistent with the existing compensation policies and philosophies of ZAIS, which are designed to align compensation with ZAIS’s business objectives and the creation of stockholder value, while enabling ZAIS to attract, motivate and retain individuals who contribute to the long-term success of ZAIS.

Decisions on the executive compensation program will be made by the compensation committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the compensation committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive based compensation in the form of stock-based awards.

Base Salary

We expect that the base salaries for our named executive officers will be: $400,000 for Mr. Zugel, $300,000 for Mr. Szymanski and $300,000 for Mr. Steinberg.

Annual Bonuses

We intend to use annual cash bonuses for the named executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. We expect that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual incentives for the named executive officers. Following the end of each year, the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.

We expect that future annual cash incentive bonuses for the named executive officers will be awarded under the 2015 Stock Plan described in “Proposal No. 4 — Approval and Adoption of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.”

Stock-Based Awards

We intend to use stock-based awards to reward long-term performance of the named executive officers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its named executive officers with the interests of its stockholders and serve to motivate and retain the individual named executive officers. Stock-based awards will be awarded under the 2015 Stock Plan, which has been adopted by our board of directors and is being submitted to our stockholders for approval at the special meeting. For a description of the 2015 Stock Plan, please see “Proposal No. 4 —  Approval and Adoption of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.”

Other Compensation

We expect to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the named executive officers will participate.

Deductibility of Executive Compensation

Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than a company’s chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. We expect our policy will be to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the compensation committee may authorize compensation that would not be deductible under Section 162(m) or otherwise if it determines that such compensation is in the best interests of the post-Business Combination company and its stockholders.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our common stock as of the record date (pre-Business Combination) and (ii) expected beneficial ownership of our common stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

•	each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our current executive officers and directors;
•	each person who will become a named executive officer or director of the Company post-Business Combination; and
•	all executive officers and directors of the Company as a group pre-Business Combination and post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Class A Common Stock pre-Business Combination is based on 23,592,150 shares of Class A Common Stock issued and outstanding as of the record date.

The expected beneficial ownership of shares of our common stock post-Business Combination has been determined based upon the following: (i) no HF2 stockholder has exercised its redemption rights to receive cash from the Trust Account in exchange for their shares of HF2 Class A Common Stock and we have not issued any additional shares of our common stock and (ii) there will be an aggregate of 23,592,150 shares of Class A Common Stock issued and outstanding at Closing.

The expected beneficial ownership of shares of Class A Common Stock post-Business Combination assuming 7,142,857 public shares have been redeemed has been determined based on the following: (i) HF2 stockholders (other than the stockholders listed in the table below) have exercised their redemption rights with respect to 7,142,857 shares of our common stock and (ii) there will be an aggregate of 16,449,293 shares of our common stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

			After the Business Combination
	Before the Business Combination		Assuming No Redemption		Assuming Redemption of 7,142,857 Shares
Name and Address of Beneficial Owner(1)	Number of Shares	%	Number of Shares	%	Number of Shares	%
HF2 Class B Trust	20,000,000	100%
ZGH Class B Trust			20,000,000	100%	20,000,000	100%
Officers and Directors
R. Bruce Cameron(2)	721,567	3.1%	721,567	3.1%	721,567	4.4%
R. Bradley Forth	251,253	1.0%	251,253	*	251,253	1.5%
Seymour A. Newman	51,000	*	51,000	*	51,000	*
Joseph C. Canavan	100,529	*	100,529	*	100,529	*
Oscar J. Junquera(3)	83,774	*	83,774	*	83,774	*
Robert H. Zerbst	33,510	*	33,510	*	33,510	—
Christian M. Zugel(11)	—	—	—	—	—	—
Michael F. Szymanski(11)	—	—	—	—	—	—
Paul B. Guenther(11)	—	—	—	—	—	—
James Zinn(11)	—	—	—	—	—	—
Howard E. Steinberg(11)	—	—	—	—	—	—
5% Holders
AQR Capital Management, LLC(4)	1,456,830	6.2%	1,456,830	6.2%	1,456,830	8.9%
Bulldog Investors(5)	1,413,351	6.0%	1,413,351	6.0%	1,413,351	8.6%
Davidson Kempner Partners(6)	1,300,000	5.5%	1,300,000	5.5%	1,300,000	7.9%
Fir Tree Inc.(7)	1,215,000	5.2%	1,215,000	5.2%	1,215,000	7.4%
Polar Securities, Inc.(8)	1,448,857	6.1%	1,448,857	6.1%	1,448,857	8.8%
Randall S. Yanker(9)	2,063,683	8.7%	2,063,683	8.7%	2,063,683	12.5%
TD Asset Management(10)	1,500,000	6.4%	1,500,000	6.4%	1,500,000	9.1%
Weiss Asset Management LP(11)	1,200,000	5.1%	1,200,000	5.1%	1,200,000	7.3%
All Officers and Directors	1,241,633	5.3%	1,241,633	5.3%	1,241,633	7.5%

*	(Less than one percent)

Under the beneficial ownership rules, the ZGP Founder Members are not deemed to hold the shares of Class A Common Stock into which the Class A Units that they hold are exchangeable because the Founder Members are subject to a two-year restriction on such exchanges. Below is a table with the same assumptions as the above beneficial ownership table but that also assumes that the Class A Units retained by the Founder Members immediately after the Closing of the Business Combination are immediately exchangeable into Class A Common Stock.

			After the Business Combination
	Before the Business Combination		Assuming No Redemption		Assuming Redemption of 7,142,857 Shares
Name and Address of Beneficial Owner(1)	Number of Shares	%	Number of Shares	%	Number of Shares	%
HF2 Class B Trust	20,000,000	100%
ZGH Class B Trust			20,000,000	100%	20,000,000	100%
Officers and Directors
R. Bruce Cameron(2)	721,567	3.1%	721,567	2.4%	721,567	3.1%
R. Bradley Forth	251,253	*	251,253	*	251,253	1.1%
Seymour A. Newman	51,000	*	51,000	*	51,000	*
Joseph C. Canavan	100,529	*	100,529	*	100,529	*
Oscar J. Junquera(3)	83,774	*	83,774	*	83,774	*
Robert H. Zerbst	33,510	*	33,510	*	33,510	*
Christian M. Zugel(11)	—	*	4,025,000	13.2%	4,025,000	17.2%
Michael F. Szymanski(11)	—	—	—	—	—	—
Paul B. Guenther(11)	—	—	—	—	—	—
James Zinn(11)	—	—	—	—	—	—
Howard E. Steinberg(11)	—	—	—	—	—	—
5% Holders
AQR Capital Management, LLC(4)	1,456,830	6.2%	1,456,830	4.8%	1,456,830	6.2%
Bulldog Investors(5)	1,413,351	6.0%	1,413,351	4.6%	1,413,351	6.0%
Davidson Kempner Partners(6)	1,300,000	5.5%	1,300,000	4.2%	1,300,000	5.5%
Fir Tree Inc.(7)	1,215,000	5.2%	1,215,000	4.0%	1,215,000	5.2%
Polar Securities, Inc.(8)	1,448,857	6.1%	1,448,857	4.7%	1,448,857	6.2%
Randall S. Yanker(9)	2,063,683	8.7%	2,063,683	6.7%	2,063,683	8.8%
TD Asset Management(10)	1,500,000	6.4%	1,500,000	4.9%	1,500,000	6.4%
Weiss Asset Management LP(11)	1,200,000	5.1%	1,200,000	3.9%	1,200,000	5.1%
Other ZGP Founder Members
Laureen Lim(12)	—	*	1,400,000	4.6%	1,400,000	6.0%
All Officers, Directors, and Other ZGP Founder Members	1,241,633	5.3%	6,666,633	21.8%	6,666,633	28.4%

*	Less than one percent
(1)	Unless otherwise indicated, the business address of each person is c/o HF2 Financial Management Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202.
(2)	Includes 663,442 shares held by Broad Hollow Investors LLC and 28,125 shares held by Broad Hollow LLC. TartanFarm Corp. is the managing member of Broad Hollow LLC and Broad Hollow Investors LLC. Mr. Cameron is the President of TartanFarm Corp. and has voting and dispositive power over these shares.
(3)	Includes 83,774 shares held by PanMar Capital llc. Mr. Junquera is the Managing Partner of PanMar Capital llc and has voting and dispositive power over these shares.
(4)	As reported on Schedule 13G filed with the SEC on February 11, 2014, AQR Capital Management, LLC has shared voting and shared dispositive powers over 1,456,830 shares. The business address of AQR Capital Management LLC is Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(5)	As reported on Schedule 13D/A filed with the SEC on November 4, 2013, Bulldog Investors LLC has sole voting and dispositive power over 1,413,351 shares. Andrew Dakos, Phillip Goldstein and Steven Samuels have sole voting and sole dispositive power over the shares owned by Bulldog Investors LLC. The business address of Andrew Dakos, Phillip Goldstein and Steven Samuels is Park 80 West, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663.
(6)	As reported on Schedule 13G filed with the SEC on March 29, 2013, Davidson Kempner Partners on behalf of Davidson Kempner Partners, Davidson Kempner Institutional Partners L.P., Davidson Kempner International, Ltd., Davidson Kempner Capital Management LLC, Thomas L. Kempner Jr., and Stephen M. Dowicz has shared voting and shared dispositive power over 1,300,000 shares. The business address of Davidson Kempner Partners is 65 E 55th Street, 19th Floor, New York, NY 10022.
(7)	As reported on Schedule 13G filed with the SEC on February 13, 2014, Fir Tree Inc. has sole voting and sole dispositive power over 1,215,000 shares. The business address of Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, NY 10017.
(8)	As reported on Schedule 13G/A filed with the SEC on August 7, 2013, Polar Securities Inc. on behalf of Polar Securities Inc. and North Pole Capital Master Fund has shared voting and shared dispositive power over 1,448,700 shares. The business address of Polar Securities Inc. and North Pole Capital Master Fund is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4 Canada.
(9)	As reported on Schedule 13G filed with the SEC on April 4, 2013, Randall Yanker has sole voting and sole dispositive power over the following shares: 378,656 shares held by Mr. Yanker, 37,866 shares held by Jeffrey J. Hodgman, 1,135,973 shares held by NAR Special Global, LLC, 189,329 shares held by Thomas Maheras, 151,463 shares held by Daniel T. Smythe, 94,664 shares held by Ramnarain Jaigobind, 37,866 shares held by Paul D. Schaeffer, 18,933 shares held by Dickinson Investments LLC and 18,933 shares held by SC-NGU LLC. The business address of Randall Yanker is c/o Alternative Asset Managers L.P., Two Grand Central Tower, 140 E. 45th Street, 16th Floor, New York, NY 10017.
(10)	As reported on Schedule 13G filed with the SEC on February 13, 2014, TD Asset Management Inc. has sole voting and sole dispositive power over 1,500,000 shares. The business address of TD Asset Management Inc. is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario M5J 2T2 Canada.
(11)	As reported on Schedule 13G filed with the SEC on February 12, 2014, Weiss Asset Management LP on behalf of Weiss Asset Management LP, WAM GP LLC, and Andrew M. Weiss PH.D. has shared voting and shared dispositive power over 1,200,000 shares. The business address of Weiss Asset Management LP, WAM GP LLC, and Andrew M. Weiss PH.D. is 222 Berkeley Street, 16th Floor, Boston, MA 02116.
(12)	The contact address of this person or entity is c/o ZAIS Group, LLC, 2 Bridge Avenue, Suite 322, Red Bank, NJ 07701.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

HF2 Related Person Transactions

In connection with the organization of the Company, on December 5, 2012, a total of 4,255,000 Founders’ Shares were sold to certain of our Sponsors at a price of approximately $0.005875 per share for an aggregate of $25,000. On February 26, 2013, the Company repurchased 1,320,707 Founders’ Shares from certain of our Sponsors at the original sale price of approximately $0.005875 per share for an aggregate price of $7,760. On the same date, the Company also sold 1,464,457 Founders’ Shares to certain existing and new Sponsors at the same price of approximately $0.005875 per share for an aggregate price of $8,605.

The Founders’ Shares are identical to the shares of Class A Common Stock sold in our IPO. However, our Sponsors have agreed (A) to vote their Founders’ Shares and any public shares acquired in or after our IPO in favor of the Business Combination, and (B) not to redeem any Founders’ Shares in connection with a stockholder vote to approve the Business Combination. Additionally, our Sponsors have agreed not to transfer, assign or sell any of the Founders’ Shares (except to certain permitted transferees) until one year after the date of the consummation of the Business Combination or earlier if, subsequent to the Business Combination (1) with respect to 50% of the Founders’ Shares, the last sales price of Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Closing of the Business Combination and, with respect to the remaining 50% of the Founders’ Shares, the last sales price of Class A Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Closing of the Business Combination or (2) we consummate liquidation, merger, stock exchange or other similar transaction which results in all of our holders of Class A Common Stock having the right to exchange their shares of Class A Common Stock for cash, securities or other property. In addition, in connection with the Business Combination, Bruce Cameron has agreed not to transfer, assign or sell 116,254 of his Founders’ Shares (except to certain permitted transferees) until two years after the date of the consummation of the Business Combination and after such two year period he may only transfer, assign or sell 25% of such Founders’ Shares in any 12-month period. The Founders’ Shares will not participate in the redemption of our public shares in the event that we do not consummate the Business Combination within the required time period.

On March 22, 2013, our Sponsors purchased an aggregate of 1,414,875 Sponsors’ Shares at a price of $10.00 per share from us. We refer to these shares as the Sponsors’ Shares. These purchases took place on a private placement basis simultaneously with the consummation of our IPO. On April 1, 2013, our Sponsors purchased an additional 183,525 Sponsors’ Shares at a price of $10.00 per share from us. These purchases took place on a private placement basis simultaneously with the consummation of the underwriters’ over-allotment option related to our IPO.

The Sponsors’ Shares are identical to our public shares. However, our Sponsors have agreed (A) to vote their Sponsors’ Shares in favor of any proposed initial business combination, and (B) not to redeem any sponsor of shares in connection with a stockholder vote to approve the Business Combination. Additionally, our Sponsors have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of our initial business combination. The Sponsors’ Shares will not participate in the redemption of our public shares in the event that we do not consummate an initial business combination within the required time period.

In December 2012, Mr. Cameron purchased aggregate of 20,000,000 shares of Class B Common Stock for an aggregate purchase price of $20, or $0.000001 per share, which is the per share par value. Mr. Cameron contributed the shares of Class B Common Stock to the HF2 Class Trust. Wilmington Trust, National Association serves as administrative trustee of the HF2 Class B Trust. Shares of Class B Common Stock are entitled to ten votes per share and will vote with the holders of Class A Common Stock, as a single class, on all matters presented to holders of our common stock for a vote. Shares of Class B Common Stock have no economic rights (other than the right to be redeemed at par value upon a liquidation) and therefore have no rights to any of the proceeds held in the Trust Account.

In order to meet our working capital needs, our Sponsors, officers and directors may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, the notes may be converted into shares of common stock at a price of $10.00 per share. If we do not complete a business combination, the loans will be forgiven. On October 23, 2014, Broad Hollow Investors LLC, one of our Sponsors, loaned us $300,000 pursuant to an interest-free promissory note. The principal amount outstanding under this loan as of the date of this proxy statement is $300,000. No principal or interest has been paid on this loan. The loan will become due and payable upon the earlier of the consummation of the Business Combination and March 21, 2015. On December 2, 2014, R. Bradley Forth, our Executive Vice President and Chief Financial Officer, loaned us $100,000 pursuant to an interest-free promissory note. The principal amount outstanding under this loan as of the date of this proxy statement is $100,000. No principal or interest has been paid on this loan. The loan will become due and payable upon the earlier of the consummation of the Business Combination and March 21, 2015.

The holders of our Founders’ Shares, as well as the holders of the Sponsors’ Shares and any shares our Sponsors, officers, directors or their affiliates may be issued in payment of working capital loans made to us, are entitled to registration rights pursuant to a registration rights agreement entered into on March 21, 2013. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founders’ Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Sponsors’ Shares or shares issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of the Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to our IPO, certain of our sponsors, officers and directors had loaned to us an aggregate of $200,000 to cover expenses related to our IPO. The loans were payable without interest on the earlier of (i) December 5, 2013, (ii) the date on which we consummated our IPO or (iii) the date on which we determined to not proceed with our IPO. We repaid these loans from the proceeds of our IPO that were not placed in the Trust Account.

Commencing on the effective date of our IPO through the Business Combination, we have agreed to pay Berkshire Capital Securities LLC, an affiliate of Mr. Cameron, a fee of $10,000 per month for providing us with general and administrative services including office space, utilities and secretarial support. This arrangement, however, is solely for our benefit and is not intended to provide Mr. Cameron compensation in lieu of a salary. We believe, based on rents and fees for similar services in the Denver metropolitan area, that the fee charged by Berkshire Capital Securities LLC is at least as favorable as we could have obtained from an unaffiliated person.

Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, have been, or will be, paid to any of our Sponsors, officers, directors or their respective affiliates, for services rendered to us prior to, or in connection with the consummation of the Business Combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After the Business Combination, Mr. Cameron will be a member of our board of directors and will be entitled to receive compensation as a non-employee member of our board. See “Management After the Business Combination — Director Compensation.”

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates are and will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

ZAIS Related Person Transactions

ZAIS is a party to a consulting agreement with Tracy Rohan, Mr. Zugel’s sister-in-law, pursuant to which Ms. Rohan provides services to ZAIS relating to event planning, promotion, web and print branding and related services. Pursuant to the consulting agreement, ZAIS paid Ms. Rohan approximately $120,000 in each of 2013 and 2012.

The ZGP Founder Members are parties to the Investment Agreement, and, if the Business Combination is consummated, will be party to the New LLC Agreement, the Tax Receivable Agreement, the Exchange Agreement, Registration Rights Agreement and the ZGH Class B Trust Agreement. See “— The Investment Agreement — Related Agreements” and “— The ZGH Class B Trust Agreement” under “Proposal No. 1 — Approval of the Business Combination.” Mr. Zugel, Mrs. Zugel, certain trusts the beneficiaries of which are immediate family members of Mr. Zugel and Mr. Zugel’s former spouse are the ZGP Founder Members.

Related Party Policy

Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of Class A Common Stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest arises when a person takes actions or has interests that may make it difficult to perform his work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete annually a directors’ and officers’ questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or sponsors including (1) an entity in which any of the foregoing or their affiliates are currently passive investors, (2) an entity in which any of the foregoing or their affiliates are currently officers or directors, or (3) an entity in which any of the foregoing or their affiliates are currently invested through an investment vehicle controlled by them, unless we have obtained (i) an opinion from an independent investment banking firm which is a member of FINRA that the business combination is fair to our unaffiliated stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors. Furthermore, in no event will any of our sponsors, Advisory Board members, members of our management team or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is) other than the $10,000 administrative service fee charged by Berkshire Capital, repayment of the loans from our officers, directors and Advisory Board members in the aggregate amount of $200,000 and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence in connection with our business combinations. The Business Combination complies with the above described restrictions.

PRICE RANGE OF SECURITIES AND DIVIDENDS

HF2

Price Range of HF2 Securities

Our common stock is quoted on NASDAQ under the symbol “HTWO”. Our common stock commenced public trading on March 22, 2013.

The following table includes the high and low bids for our common stock for the period presented.

	Shares
Period	High	Low
2014:
Fourth Quarter	$10.50	$10.20
Third Quarter	$10.40	$10.21
Second Quarter	$10.42	$10.20
First Quarter	$10.23	$10.17
2013:
Fourth Quarter	$10.19	$10.12
Third Quarter	$10.16	$10.10
Second Quarter	$10.20	$10.02
First Quarter(1)	$10.05	$10.02

(1)	Commencing on March 22, 2013.

On September 16, 2014, the trading date before the public announcement of the Business Combination, the Company’s common stock closed at $10.32. As of the record date, there were 27 holders of record of our Class A Common Stock.

Dividend Policy of HF2

We have not historically paid any cash dividends on our common stock. We expect to pay quarterly dividends from distributable earnings beginning after the Closing of the Business Combination. We may also pay special dividends depending on the extent and timing of performance fees that ZAIS receives.

The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements, business strategy and general financial condition. The payment of any dividends will be within the discretion of our board of directors. Our board of directors and our management will continually review our revenues and earnings, if any, capital requirements, business strategy and general financial condition. Changes in these factors and other factors related to market conditions may result in changes to our dividend policy. We are a holding company and, therefore, our ability to pay dividends, service our debt and meet our other obligations depends primarily on the ability of our receipt of distributions from ZGP. See “Risk Factors — Risk Factors Relating Our Organizational Structure after the Business Combination — Following the consummation of the Business Combination, our only significant asset will be ownership of approximately 73.3% of ZGP. We will have no operations of our own and no independent ability to generate revenue, and may not have sufficient funds to pay taxes, pay dividends on the Class A Common Stock, if any, or make payments under the Tax Receivable Agreement.”

ZAIS

Price Range of ZAIS Securities

Historical market price information regarding ZGP is not provided because there is no public market for ZGP’s equity.

Historically, as a private partnership, ZGP has generally distributed substantially all of its earnings to its members on a quarterly basis. From time to time, ZGP has retained earnings for capital expenditures, co-investment in certain ZAIS-managed funds or structured products or other growth initiatives.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Representatives of our independent registered public accounting firm, McGladrey LLP, will be present at the special meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that we deliver single copies of the proxy statement in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at HF2 Financial Management Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202, (303)-498-9737.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If you intend to present a proposal at the 2015 annual meeting of stockholders, or if you want to nominate one or more directors, for inclusion in our proxy statements you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at our principal executive offices no earlier than October 1, 2015 provided that if the date of our 2015 annual meeting has been changed by more than 30 days from the date of this special meeting then the deadline is a reasonable time before we print and send proxy statements for the 2015 annual meeting.

A stockholder who wants to present a proposal at our 2015 annual meeting (but not to include the proposal in our proxy statement) or to nominate a person for election as a director must comply with the requirements set forth in our by-laws. Our by-laws require, among other things, that our Secretary receive written notice at our principal executive offices not later than the close of business on the 90th day and not earlier than the close of business on the 120th day before the date of the one-year anniversary of the special meeting (provided, however, that if the date of the 2015 annual meeting is more than 30 days before or more than 30 days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered, or mailed and received, no earlier than the opening of business on the 120th day before the 2015 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2015 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2015 annual meeting is first made by the Company.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read HF2’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

R. Bradley Forth, Secretary
HF2 Financial Management Inc.
999 18th Street, Suite 3000
Denver, Colorado 80202
Tel: (303) 498-9737
Email: bforth@hf2financial.com

You may also obtain these documents by requesting them in writing or by telephone from HF2’s proxy solicitation agent at the following address and telephone number:

Morrow & Co., LLC
470 West Avenue, 3rd Floor
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage call collect: (203) 658-9400

If you are a stockholder of HF2 and would like to request documents, please do so by 5:00 p.m., Eastern Time, on February 12, 2015, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement relating to HF2 has been supplied by HF2, and all such information relating to ZGP and ZAIS has been supplied by ZGP. Information provided by either HF2 or ZGP does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of HF2 for the special meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or ZGP or ZAIS that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

HF2 Financial Management Inc.
Unaudited Condensed Financial Statements
Unaudited Condensed Balance Sheets	F-2
Unaudited Condensed Statements of Operations	F-3
Unaudited Condensed Statement of Stockholders’ Equity	F-4
Unaudited Condensed Statement of Cash Flows	F-5
Notes to Unaudited Condensed Financial Statements	F-6
Audited Condensed Financial Statements
Report of Independent Registered Public Accounting Firm	F-16
Balance Sheets	F-17
Statements of Operations	F-18
Statements of Changes in Stockholders’ Equity	F-19
Statement of Cash Flows	F-20
Notes to Financial Statements	F-21
ZAIS Group Parent, LLC and Subsidiaries
Independent Auditors’ Report	F-29
Consolidated Financial Statements
Consolidated Statements of Financial Condition at September 30, 2014 (unaudited) and December 31, 2013	F-30
Consolidated Statements of Comprehensive Income for the Nine Months Ended September 30, 2014 (unaudited) and for the Years Ended December 31, 2013 and December 31, 2012	F-31
Consolidated Statements of Changes in Equity, Non-controlling Interests and Redeemable
Non-controlling Interests for the Nine Months Ended September 30, 2014 (unaudited) and for the Years Ended December 31, 2013 and December 31, 2012	F-32
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2014 (unaudited) and for the Years Ended December 31, 2013 and December 31, 2012	F-33
Notes to Consolidated Financial Statements	F-35

HF2 Financial Management Inc.
(A Company in the Development Stage)

UNAUDITED CONDENSED BALANCE SHEETS

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Current assets
Cash	$127,286	$619,440
Prepaid expenses	11,785	90,734
Total current assets	139,071	710,174
Cash and investments held in Trust Account	184,747,123	184,846,520
Total assets	$184,886,194	$185,556,694
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued operating expenses (including amounts due to related parties of $38,848 at September 30, 2014)	369,110	8,644
Accrued franchise taxes	27,000	180,000
Total current liabilities	396,110	188,644
Deferred commissions	101,460	101,460
Total liabilities	497,570	290,104
Commitments and contingencies
Common Stock, subject to possible conversion, 16,414,344 and 16,497,960 shares at conversion value, respectively	172,350,612	173,228,580
Stockholders’ equity
Preferred stock, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 7,177,806 shares (excluding 16,414,344 shares subject to possible conversion) issued and outstanding as of September 30, 2014 and 7,094,190 shares (excluding 16,497,960 shares subject to possible conversion) issued and outstanding as of December 31, 2013	718	709
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding	20	20
Additional paid-in capital	13,434,305	12,556,346
Deficit accumulated during the development stage	(1,397,031)	(519,065)
Total Stockholders’ Equity	12,038,012	12,038,010
Total Liabilities and Stockholders’ Equity	$184,886,194	$185,556,694

The accompanying notes are an integral part of these unaudited condensed financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	For the three months ended		For the nine months ended		For the period from October 5, 2012 (Inception) to September 30, 2014
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operating Expenses
Professional fees	$425,602	49,623	$489,148	$114,824	$616,430
Franchise taxes	45,000	45,000	135,085	135,603	315,687
Insurance	29,729	30,000	89,729	63,226	182,955
Administrative expense	30,000	30,000	90,000	63,226	183,226
Travel and entertainment	23,707	6,102	40,207	35,515	80,330
Other	28,369	31,043	84,399	58,971	168,025
Loss from operations	(582,407)	(191,768)	(928,568)	(471,365)	(1,546,653)
Investment income/(loss)	(822)	38,663	50,602	96,047	149,622
Net loss	$(583,229)	(153,105)	(877,966)	$(375,318)	$(1,397,031)
Weighted average number of shares outstanding	23,592,150	23,592,150	23,592,150	17,541,302	18,615,420
Net loss per share, basic and diluted	$(0.02)	(0.01)	(0.04)	$(0.02)	$(0.08)

The accompanying notes are an integral part of these unaudited condensed financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

UNAUDITED CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

	Class A Common Stock		Class B Common Stock		Additional Paid-In Capital	Deficit Accumulated During the Development Stage	Total
	Shares	Amount	Shares	Amount
Balance at December 31, 2013	23,592,150	709	20,000,000	20	12,556,346	(519,065)	12,038,010
Change in proceeds subject to possible conversion of shares		9			877,959		877,968
Net loss for the period						(877,966)	(877,966)
Balance at September 30, 2014	23,592,150	$718	20,000,000	$20	13,434,305	$(1,397,031)	$12,038,012

The accompanying notes are an integral part of these unaudited condensed financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the nine months ended		For the period from October 5, 2012 (Inception) to September 30, 2014
	September 30, 2014	September 30, 2013
Cash flows from operating activities
Net loss	$(877,966)	$(375,318)	$(1,397,031)
Adjustments to reconcile net loss to net cash used in operating activities
(Increase)/decrease in prepaid expenses	78,948	(135,340)	(11,786)
(Increase)/decrease in fair value of Trust Account	(50,602)	(96,047)	(149,622)
Cash withdrawn from Trust Account	150,000	—	150,000
(Increase)/decrease in other non-current assets	—	—	—
Increase in accrued operating expenses	360,466	16,403	369,110
Increase/(decrease) in accrued franchise taxes	(153,000)	135,000	27,000
Net cash used in operating activities	(492,154)	(455,302)	(1,012,329)
Cash flows from investing activities
Cash deposited in Trust Account	—	(184,747,500)	(184,747,500)
Net cash provided by/(used in) investing activities	—	(184,747,500)	(184,747,500)
Cash flows from financing activities
Proceeds from issuance of Class A Common Stock	—	191,942,605	191,967,605
Cost of repurchases of Class A Common Stock	—	(7,760)	(7,760)
Proceeds from issuance of Class B Common Stock	—	—	20
Proceeds from notes payable	—	50,000	200,000
Repayment of notes payable	—	(200,000)	(200,000)
Payment of commissions	—	(170,200)	(170,200)
Payment of costs of public offering	—	(5,826,520)	(5,902,550)
Net cash provided by financing activities	—	185,788,125	185,887,115
Net increase/(decrease) in cash	$(492,154)	$585,323	$127,286
Balance of cash at beginning of period	$619,440	$98,990	$—
Balance of cash at end of period	$127,286	$684,313	$127,286
Supplemental schedule of non-cash financing activities
Accrual of costs of public offering	$—	$—	$—
Accrual of deferred commissions	$—	$101,460	$101,460

The accompanying notes are an integral part of these unaudited condensed financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations

HF2 Financial Management Inc. (a company in the development stage) (the “Company”) is a Delaware corporation formed on October 5, 2012 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”). On September 16, 2014, the Company entered into a definitive agreement with respect to a proposed Business Combination with ZAIS Group Parent, LLC (“ZGP”). See Note 9 for further information regarding this proposed transaction.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, they do not include all of the information and footnotes required by U.S. GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. Operating results for the three and nine months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ended December 31, 2014.

On February 13, 2013, the Company changed its name from H2 Financial Management Inc. to HF2 Financial Management Inc. to avoid any potential confusion with other entities using similar versions of the “H2” name in their respective businesses.

All activity from October 5, 2012 (inception) through September 30, 2014 relates to the Company’s formation, initial public offering (described below) and the identification and investigation of prospective target businesses with which to consummate a Business Combination.

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering was declared effective on March 21, 2013. On March 27, 2013, the Company consummated its initial public offering (the “Public Offering”) through the sale of 15,300,000 shares (the “Public Shares”) of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) at $10.00 per share and received proceeds, net of the underwriters’ discount and offering expenses, of $147,763,000. Simultaneously with the consummation of the Public Offering, the Company sold 1,414,875 shares of Class A Common Stock (the “Sponsors’ Shares”) to the Company’s initial stockholders (collectively, the “Sponsors”) at $10.00 per share in a private placement (the “Private Placement”) and raised $13,910,939, net of commissions.

In connection with the Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 2,295,000 Public Shares to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 Public Shares. The Company closed the sale of the Public Shares pursuant to the exercise of the over-allotment option on April 1, 2013 and received proceeds, net of the underwriters’ discount, of $22,284,450. Simultaneously with the closing of the sale of the Public Shares pursuant to the exercise of the over-allotment option, the Company raised an additional $1,801,401, net of commissions, through the sale of an additional 183,525 Sponsors’ Shares to the Sponsors in a private placement to maintain in the Trust Account an amount equal to $10.50 per Public Share sold. See Note 3 — Public Offering and Private Placement.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. However, there is no assurance that the Company will be able to effect a Business Combination successfully. Upon the closing of

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in a Trust Account (the “Trust Account”). Substantially all of the proceeds held in the Trust Account have been and will continue to be invested in United States government treasury bills having a maturity of 180 days or less and/or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that invest solely in U.S. treasuries until the earlier of the consummation of its first Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. Two of the Company’s officers and the estate of one of the Company’s former officers have agreed to be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, they may not be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In addition, interest income on the funds held in the Trust Account may be released to the Company to pay its income, franchise and other tax obligations and to pay for its working capital requirements in connection with searching for a Business Combination.

The Company’s shares are listed on the Nasdaq Capital Market (“Nasdaq”). Pursuant to the Nasdaq listing rules, the target business or businesses that the Company acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for its Business Combination, although the Company may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance.

The Company will seek stockholder approval of any Business Combination at a meeting called for such purpose at which Public Stockholders (as defined below) may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable and interest income). The Company will proceed with a Business Combination only if it has net tangible assets of at least $5,000,001 upon consummation of the Business Combination and a majority of the outstanding shares of the Company voted are voted in favor of the Business Combination. Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 20% or more of the Public Shares without the Company’s prior written consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, each Public Stockholder seeking to exercise conversion rights will be required to certify whether such stockholder is acting in concert or as a group with any other stockholder. These certifications, together with any other information relating to stock ownership available at that time, will be the sole basis on which the above-referenced determination is made. If it is determined that a stockholder is acting in concert or as a group with any other stockholder, the stockholder will be notified of the determination and will be offered an opportunity to dispute the finding. The final determination as to whether a stockholder is acting in concert or as a group with any other stockholder will ultimately be made in good faith by the Company’s board of directors. In connection with any stockholder vote required to approve any Business Combination, the Sponsors have agreed (1) to vote any of their respective Founders’ Shares (as defined below), Sponsors Shares and any Public Shares they acquired in the proposed public offering or may acquire in the aftermarket in favor of the Business Combination and (2) not to convert any of their respective Founders’ Shares and Sponsors Shares.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

On September 16, 2014, the Company entered into a definitive agreement with respect to a proposed Business Combination with ZGP. Pursuant to the Company’s amended and restated Certificate of Incorporation, the Company will continue in existence only until March 21, 2015. If the Company has not completed the proposed Business Combination by such date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares held by the public stockholders of the Company (“Public Stockholders”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of franchise taxes and income taxes payable with respect to interest earned on the Trust Account, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account (initially $10.50 per share, plus any pro rata interest earned on the Trust Account not previously released to the Company).

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash deposits with major financial institutions.

Concentration of Credit Risk

The Company maintains its cash with high credit quality financial institutions. At times, the Company’s cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limit.

Fair Value of Financial Instruments

Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

•	Level 1. Quoted prices in active markets for identical assets or liabilities.
•	Level 2. Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable, either directly or indirectly.
•	Level 3. Significant unobservable inputs that cannot be corroborated by market data.

The Company considers its investments in U.S. treasury bills as trading securities and carries them at fair value based on quoted market prices, a Level 1 input. The (decrease)/increase in fair value subsequent to the purchase of these securities, amounting to $(822) and $38,663, for the three months ended September 30, 2014 and 2013 respectively, $50,602 and $96,047 for the nine months ended September 30, 2014 and 2013 respectively, and $149,622 for the period from October 5, 2012 (Inception) to September 30, 2014, is recorded as interest income in the accompanying unaudited condensed statements of operations.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

Net Loss per Share

Net Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The Company does not have any dilutive securities outstanding. As such, basic net loss per share equals dilutive net loss per share for the period. Shares of the Company’s Class B Common Stock have no economic rights, other than the right to be redeemed at par value upon liquidation. As such shares of Class B Common Stock are not considered participating securities and therefore not included in the calculation of net loss per share.

Common Stock, Subject to Possible Conversion

The Company accounts for its shares subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Under such standard, shares subject to mandatory conversion (if any) are classified as liability instruments and are measured at fair value. Under ASC 480, conditionally redeemable common shares (including shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares are classified as shareholders’ equity. The Company’s Public Shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at September 30, 2014, the shares subject to possible conversion are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from October 5, 2012 (inception) through September 30, 2014.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Public Offering and Private Placement

On March 27, 2013, the Company sold 15,300,000 shares of Class A Common Stock at an offering price of $10.00 per share generating gross proceeds of $153,000,000 in the Public Offering. Simultaneously with the consummation of the Public Offering, the Company consummated the Private Placement with the sale of 1,414,875 Sponsors’ Shares to its initial stockholders at a price of $10.00 per share, generating total proceeds of $14,148,750. The Sponsors’ Shares are identical to the shares of Class A Common Stock sold in the Public Offering, except that the Sponsors have agreed to vote the Sponsors’ Shares in favor of any proposed Business

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 3 — Public Offering and Private Placement  – (continued)

Combination, and not to convert any Sponsors’ Shares in connection with a stockholder vote to approve a proposed Business Combination. In the event of a liquidation prior to a Business Combination, the Sponsors have agreed that the Sponsors’ Shares will not participate in liquidating distributions. Additionally, the Sponsors have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination.

In connection with the Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 2,295,000 Public Shares to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 Public Shares. The Company closed the sale of the Public Shares pursuant to the exercise of the over-allotment option on April 1, 2013 generating gross proceeds of $22,950,000 at an offering price of $10.00 per share. Simultaneously with the closing of the sale of the Public Shares pursuant to the exercise of the over-allotment option, the Company raised an additional $1,835,250 of gross proceeds through the sale of an additional 183,525 Sponsors’ Shares to its initial stockholders at a price of $10.00 per share in a private placement.

Upon the closing of the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in the Trust Account.

The Company entered into an agreement with the underwriters of the Public Offering (“Underwriting Agreement”) after the registration statement for the Company’s initial public offering was declared effective on March 21, 2013. Pursuant to the Underwriting Agreement, the Company paid 2.9% of the gross proceeds of the Public Offering, including the over-allotment option, or $5,102,550, as an underwriting discount.

The Company also paid EarlyBirdCapital, Inc. commissions of $170,200 upon the sales of the Sponsors’ Shares and has agreed to pay deferred commissions of $101,460 upon the closing of the Company’s initial Business Combination. At its option, the Company may pay the deferred commissions in cash or in shares of the Company’s Class A Common Stock based on a price of $10.50 per share (“Deferred Commission Shares”).

The Company has also engaged EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P. as advisors and investment bankers in connection with a Business Combination, and will pay such firms an aggregate cash advisory fee of 4.0% of the gross proceeds of the Public Offering if the Company consummates a Business Combination.

The Sponsors are entitled to registration rights with respect to the Founders’ Shares and the Sponsors’ Shares, EarlyBirdCapital, Inc. will be entitled to registration rights with respect to the Deferred Commission Shares and the Sponsors and the Company’s officers, directors and Advisory Board members will be entitled to registration rights with respect to any shares they may be issued in payment of working capital loans made to the Company, pursuant to a registration rights agreement. The holders of the majority of the Founders’ Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Sponsors’ Shares or shares issued in payment of working capital loans made to the Company or holders of Deferred Commission Shares are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Sponsors, the holders of shares issued in payment of working capital loans made to the Company and the holders of Deferred Commission Shares have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 4 — Trust Account

Upon the closing of the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in the Trust Account. Substantially all of the proceeds held in the Trust Account have been and will continue to be invested in United States government treasury bills having a maturity of 180 days or less and/or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that invest solely in U.S. treasuries until the earlier of the consummation of its first Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time.

As of September 30, 2014, cash and investment securities held in the Trust Account consisted of the following:

	Maturity	Fair Value
U.S. Treasury Bill	December 18, 2014	184,744,610
Cash and cash equivalents	NA	2,513
Total		$184,747,123

In the 3rd quarter of 2014, the Company withdrew $150,000 of investment earnings on the Trust Account for use in its ongoing operations. The maturity value of the U.S. Treasury Bill held in the Trust Account is $184,752,000.

Note 5 — Notes Payable to Stockholders and Sponsors — Related Parties

On November 30, 2012, the Company issued unsecured promissory notes to some of its initial stockholders in an aggregate principal amount of $150,000. On March 21, 2013, the Company issued an additional unsecured promissory note to one of its initial stockholders in the principal amount of $50,000. All of the notes were non-interest bearing and payable on the earliest to occur of (i) November 29, 2013, (ii) the consummation of the Public Offering or (iii) the date on which the Company determined not to proceed with the Public Offering. The notes were repaid immediately following the consummation of the Public Offering from the net proceeds of such Public Offering.

Subsequent to the period ending September 30, 2014, on October 23, 2014, one of our Sponsors loaned to us $300,000 pursuant to an interest-free promissory note. The loan will become due and payable upon the earlier of the consummation of our initial Business Combination and March 21, 2015.

Note 6 — Commitments and Contingencies

The Company receives general and administrative services including office space, utilities and secretarial support from Berkshire Capital Securities LLC, an affiliate of the Company’s Chairman and CEO. The Company agreed to pay Berkshire Capital a monthly fee of $10,000 for such services beginning March 21, 2013, the effective date of the registration statement for the Public Offering. This arrangement will terminate upon completion of the Company’s Business Combination or the distribution of the Trust Account to the Public Stockholders.

The Company incurred expenses of $30,000 and $30,000 for the three months ended September 30, 2014 and 2013 respectively, $90,000 and $63,226 for the nine months ended September 30, 2014 and 2013 respectively, and $183,226 for the period from October 5, 2012 (Inception) to September 30, 2014, related to this arrangement. The expense is reflected in the Unaudited Condensed Statements of Operations as Administrative expense.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 6 — Commitments and Contingencies  – (continued)

The Company’s transaction expenses as a result of the proposed Business Combination with ZGP are currently estimated at approximately $9.7 million, which is comprised of (i) a $7.0 million advisory fee split between EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P., and (ii) $2.7 million of other expenses including, but not limited to, legal, accounting and consulting services and costs incurred with the filing, printing and mailing of a proxy statement and the solicitation of the approval of the proposed Business Combination by our stockholders. Through September 30, 2014, the Company has incurred $408,000 of transaction expenses which are included in the accompanying Unaudited Condensed Statements of Operations, principally in the category of professional fees. Certain of the anticipated remaining transaction expenses are contingent upon the closing of the ZAIS Business Combination.

Note 7 — Income Taxes

The Company has recorded deferred tax assets relating to expenses deferred for income tax purposes at September 30, 2014 and December 31, 2013 amounting to $528,690 and $195,756, respectively, as well as offsetting full valuation allowances, as the Company is not currently generating income that will allow this asset to be realized. The table below sets forth the Company’s deferred tax assets. The Company has year to date net operating losses of $85,070 through September 30, 2014, and net operating losses of $83,035 and $500 for tax years 2013 and 2012, respectively, which may be carried forward until 2034, 2033 and 2032, respectively.

	September 30, 2014	December 31, 2013
	(unaudited)
Development stage expenses capitalized	$(464,603)	$(164,007)
Net operating loss carry-forward	(64,087)	(31,749)
Less: valuation allowance	528,690	195,756
Net deferred tax assets	$—	$—

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company was incorporated on October 5, 2012, and the evaluation was performed for the tax years ended December 31, 2012 and 2013, which are the only periods subject to examination.

Note 8 — Stockholder Equity

Preferred Stock

The Company is authorized to issue 2,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of September 30, 2014, there are no shares of preferred stock issued or outstanding.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 8 — Stockholder Equity  – (continued)

Class A Common Stock

The Company is authorized to issue 180,000,000 shares of Class A Common Stock with a par value of $0.0001 per share.

In connection with the organization of the Company, on December 5, 2012, a total of 4,255,000 shares of the Company’s Class A Common Stock were sold to certain of the Sponsors at a price of approximately $0.005875 per share for an aggregate of $25,000 (the “Founders’ Shares”). On February 26, 2013, the Company repurchased 1,320,707 Founders’ Shares from certain of the Sponsors at the original sale price of approximately $0.005875 per share for an aggregate of $7,760. On the same date, the Company also sold 1,464,457 Founders’ Shares to certain existing and new Sponsors at the same price of approximately $0.005875 per share for an aggregate of $8,605.

The Founders’ Shares were placed into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. Such shares will be released from escrow on the first anniversary of the closing date of the Business Combination. Subject to certain limited exceptions, these shares will not be transferable during the escrow period.

As of September 30, 2014, 7,177,806 shares of Class A Common Stock were issued and outstanding, excluding 16,414,344 shares of Class A Common Stock subject to possible conversion.

Class B Common Stock

The Company is authorized to issue 20,000,000 shares of Class B Common Stock with a par value of $0.000001 per share.

In connection with the organization of the Company, on December 3, 2012, a total of 20,000,000 shares of the Company’s Class B Common Stock were sold to R. Bruce Cameron, the Company’s Chairman and Chief Executive Officer at a price of approximately $0.000001 per share for an aggregate of $20. Shares of Class B Common Stock are entitled to ten votes per share and vote with the holders of Class A Common Stock, as a single class, on all matters presented to holders of the Company’s common stock for a vote. Shares of Class B Common Stock have no economic rights (other than the right to be redeemed at par value upon liquidation). Prior to the Company’s Business Combination and in connection with any vote on the Business Combination, the shares of Class B Common Stock will be voted on all matters presented to holders of the Company’s common stock for a vote in proportion to the vote of the holders of the Class A Common Stock. As a result, prior to the consummation of the Business Combination, holders of a majority of the shares of Class A Common Stock will control the vote on any matter submitted to stockholders for a vote. If the shares of Class B Common Stock remain outstanding following the consummation of the Business Combination, the holders of the Class B Common Stock will be entitled to vote the shares of Class B Common Stock in their own discretion.

Note 9 — Proposed Business Combination

On September 16, 2014, the Company entered into an Investment Agreement (the “Investment Agreement”) by and among the Company, ZGP and the members of ZGP (the “ZGP Founder Members”). The principal terms of the agreement are described below.

Pursuant to the Investment Agreement, the Company proposes to acquire a number of Class A Units of ZGP (“Class A Units”) equal to the aggregate number of shares of Class A Common Stock outstanding at the closing of the transactions contemplated by the Investment Agreement (the “Closing”) and after giving effect to any redemption of shares of Class A Common Stock by the Company’s Public Stockholders in connection with the consummation of this investment (each a “Redemption”). The Class A Units that the Company will

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 9 — Proposed Business Combination  – (continued)

acquire are referred to herein as the “Acquired Units.” The transactions contemplated by the Investment Agreement are referred to herein as the “ZAIS Business Combination.”

Pursuant to the Investment Agreement, the contribution amount for the Acquired Units is an amount in cash equal to the assets in the Trust Account, after giving effect to Redemptions and less the Company’s aggregate costs, fees and expenses incurred in connection with or pursuant to the consummation of the ZAIS Business Combination (including deferred commissions) (the “Expense Payments” and the consideration to be paid to ZGP, the “Closing Acquisition Consideration”). The Closing Acquisition Consideration will be funded with the funds in the Trust Account.

Immediately following consummation of the ZAIS Business Combination, the ZGP Founder Members will hold 7,000,000 Class A Units, subject to adjustment in accordance with the Investment Agreement. It is also contemplated that, following the consummation of the ZAIS Business Combination, ZGP will issue up to 1,600,000 Class B Units (“Class B Units,” and together with the Class A Units, the “Units”) to key employees of its subsidiaries.

During the first five years after the Closing, ZGP will release up to an additional 2,800,000 Class A Units (the “Additional Founder Units”) to the ZGP Founder Members if the sum of the average per share closing price over any 20 trading-day period of the Class A Common Stock plus cumulative dividends paid on the Class A Common Stock between the Closing and the day prior to such 20 trading-day period (the “Total Per Share Value”) meets or exceeds specified thresholds, ranging from $12.50 to $21.50. During the first five years after the Closing, ZGP may grant up to an additional 5,200,000 Class B Units (the “Additional Employee Units”) to employees of its subsidiaries, subject to satisfaction of the same Total Per Share Value thresholds as for the Additional Founder Units. All Class B Units are subject to vesting, lock-ups and other restrictive provisions.

The ZGP Founder Members’ Class A Units and vested Class B Units may be exchanged for shares of Class A Common Stock on a one-for-one basis (subject to certain adjustments to the exchange ratio) or, at the Company’s option, cash or a combination of Class A Common Stock and cash, pursuant to an Exchange Agreement that the Company will enter into with ZGP, the ZGP Founder Members and the other parties thereto. Generally, there is a two-year lock-up period before any exchanges of Class A Units or vested Class B Units are permitted.

In addition, at the Closing, all of the outstanding shares of Class B Common Stock will be transferred from the HF2 Class B Trust to the ZGP Founder Members and immediately deposited with to a newly created irrevocable trust of which Mr. Christian Zugel, the founder, Chief Investment Officer and Managing Member of ZAIS Group, LLC, is the sole trustee. Mr. Zugel will be the Chief Investment Officer and Chairman of the Board of Directors of the Company following the consummation of the ZAIS Business Combination.

Unless waived by ZGP and the ZGP Founder Members, it is a condition to the Closing of the ZAIS Business Combination under the Investment Agreement that the amount in the Trust Account to be contributed in exchange for the Acquired Units plus other cash available to us, along with any proceeds from issuances of equity interests by ZGP will be at least $100 million. Each Redemption of shares of Class A Common Stock by our Public Stockholders will decrease the amount in the Trust Account. If Redemptions by our Public Stockholders cause the amount of cash in the Trust Account, after giving effect to the Redemptions and the Expense Payments, when aggregated with other cash available to the Company and proceeds from issuances of equity by ZGP to be less than $100 million, then ZGP and the ZGP Founder Members will not be required to consummate the ZAIS Business Combination. The consummation of the ZAIS Business Combination is also subject to a number of other conditions set forth in the Investment Agreement including, among others, the receipt of the requisite stockholder approval for the ZAIS Business Combination and, effectively, approval of an amended and restated certificate of incorporation for the Company.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 9 — Proposed Business Combination  – (continued)

The Investment Agreement may be terminated at any time prior to the consummation of the ZAIS Business Combination upon agreement of the Company and ZGP, or by the Company or ZGP acting alone, in specified circumstances, including if the ZAIS Business Combination is not consummated on or before March 21, 2015 or if the ZAIS Business Combination is not approved by the Company’s Public Stockholders.

In connection with the Investment Agreement, the Company will also enter into the following agreements: (i) a Second Amended and Restated Limited Liability Company Agreement of ZGP, (ii) an Exchange Agreement relating to the exchange of Class A Units and vested Class B Units into shares of Class A Common Stock, (iii) a Registration Rights Agreement for shares of Class A Common Stock issued upon exchange of Units, and (iv) a Tax Receivable Agreement relating to the payment of a portion of specified tax savings to the ZGP Founder Members.

Anticipated Accounting Treatment

The ZAIS Business Combination will be accounted for as a reorganization and recapitalization in accordance with GAAP for accounting and financial reporting purposes. The accounting for the reorganization and recapitalization follows the rules for a reverse acquisition as enumerated in the Accounting Standards Codification, Section 805. In a reverse acquisition, the buyer for accounting purposes is the target for legal purposes (in this case, ZGP) and the target for accounting purposes is the buyer for legal purposes (in this case, the Company). The accounting buyer in a reverse acquisition measures the consideration transferred using the hypothetical amount of equity interests it would have had to issue to keep the accounting target’s owners in the same ownership position they are in after the reverse acquisition. The accounting buyer adjusts the amount of legal capital in the consolidated financial statements to reflect the legal capital of the accounting target and measures the non-controlling interest using the pre-combination carrying amounts of the accounting buyer’s net assets and the non-controlling interest’s proportionate share in those pre-combination carrying amounts. No goodwill or other intangible will be recorded in the post-closing consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of HF2 Financial Management Inc.

We have audited the accompanying balance sheets of HF2 Financial Management Inc. (a company in the development stage) (the “Company”) as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2013, the period from October 5, 2012 (inception) through December 31, 2012 and the period from October 5, 2012 (inception) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of HF2 Financial Management Inc. (a company in the development stage), as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended December 31, 2013, for the period from October 5, 2012 (inception) through December 31, 2012, and the period from October 5, 2012 (inception) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company may face mandatory liquidation by September 21, 2014 if a business combination is not consummated, which raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McGladrey LLP

McGladrey LLP
New York, NY
March 31, 2014

HF2 Financial Management Inc.
(A Company in the Development Stage)

BALANCE SHEETS

	December 31, 2013	December 31, 2012
ASSETS
Current assets
Cash	$619,440	$98,990
Prepaid expenses	90,734	—
Total current assets	710,174	98,990
Cash and investments held in Trust Account	184,846,520	—
Deferred offering costs	—	324,237
Other non-current assets	—	—
Total assets	$185,556,694	$423,227
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued offering expenses	$—	$248,207
Accrued operating expenses (including amounts due to related parties of $8,219 at December 31, 2013)	8,644	500
Accrued franchise taxes	180,000	—
Notes payable to stockholders	—	150,000
Total current liabilities	188,644	398,707
Deferred commissions	101,460	—
Total liabilities	290,104	398,707
Commitments and contingencies
Common Stock, subject to possible conversion, 16,497,960 and 0 shares at conversion value, respectively	173,228,580	—
Stockholders’ equity
Preferred stock, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 7,094,190 shares (excluding 16,497,960 shares subject to possible conversion) issued and outstanding at December 31, 2013 and 4,255,000 shares issued and outstanding as of December 31, 2012	709	425
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding	20	20
Additional paid-in capital	12,556,346	24,575
Deficit accumulated during the development stage	(519,065)	(500)
Total Stockholders’ Equity	12,038,010	24,520
Total Liabilities and Stockholders’ Equity	$185,556,694	$423,227

The accompanying notes are an integral part of these financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2013	For the period from October 5, 2012 (Inception) to December 31, 2012	For the period from October 5, 2012 (Inception) to December 31, 2013
Operating Expenses
Professional fees	$126,783	$500	$127,283
Franchise taxes	180,603	—	180,603
Insurance	93,226	—	93,226
Administrative expense	93,226	—	93,226
Travel and entertainment	40,123	—	40,123
Other	83,624	—	83,624
Loss from operations	(617,585)	(500)	(618,085)
Interest income	99,020	—	99,020
Net loss	$(518,565)	$(500)	$(519,065)
Weighted average number of shares outstanding	19,066,447	4,255,000	15,616,199
Net loss per share, basic and diluted	$(0.03)	$(0.00)	$(0.03)

The accompanying notes are an integral part of these financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

	Class A Common Stock		Class B Common Stock		Additional Paid-In Capital	Deficit Accumulated During the Development Stage	Total
	Shares	Amount	Shares	Amount
Issuance of Class B Common Stock to initial stockholder on December 3, 2012 at $0.000001 per share	—	$—	20,000,000	$20	$—	$—	$20
Issuance of Class A Common Stock to initial stockholders on December 5, 2012 at $0.005875 per share	4,255,000	425	—	—	24,575	—	25,000
Net loss for the period						(500)	(500)
Balance at December 31, 2012	4,255,000	425	20,000,000	20	24,575	(500)	24,520
Issuance of Class A Common Stock to initial stockholders on February 26, 2013 at $0.005875 per share	1,464,457	147	—	—	8,458	—	8,605
Repurchase of Class A Common Stock from initial stockholders on February 26, 2013 at $0.005875 per share	(1,320,707)	(132)	—	—	(7,628)	—	(7,760)
Issuance of Class A Common Stock to initial stockholders on March 27, 2013 at $10.00 per share, net of commissions	1,414,875	142	—	—	13,910,797	—	13,910,939
Issuance of Class A Common Stock to public stockholders on March 27, 2013 at $10.00 per share, net of underwriting discount and offering expenses	15,300,000	1,530	—	—	147,761,470	—	147,763,000
Issuance of Class A Common Stock to initial stockholders on April 1, 2013 at $10.00 per share, net of commissions	183,525	19	—	—	1,801,382	—	1,801,401
Issuance of Class A Common Stock to public stockholders on April 1, 2013 at $10.00 per share, net of underwriting discount	2,295,000	230	—	—	22,284,220	—	22,284,450
Proceeds subject to possible conversion of 16,497,960 shares		(1,652)	—	—	(173,226,928)	—	(173,228,580)
Net loss for the period						(518,565)	(518,565)
Balance at December 31, 2013	23,592,150	$709	20,000,000	$20	$12,556,346	$(519,065)	$12,038,010

The accompanying notes are an integral part of these financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2013	For the period from October 5, 2012 (Inception) to December 31, 2012	For the period from October 5, 2012 (Inception) to December 31, 2013
Cash flows from operating activities
Net loss	$(518,565)	$(500)	$(519,065)
Adjustments to reconcile net loss to net cash used in operating activities
Increase in prepaid expenses	(90,734)	—	(90,734)
Increase in fair value of Trust Account	(99,020)	—	(99,020)
Increase in accrued operating expenses	8,144	500	8,644
Increase in accrued franchise taxes	180,000	—	180,000
Net cash used in operating activities	(520,175)	—	(520,175)
Cash flows from investing activities
Cash deposited in Trust Account	(184,747,500)	—	(184,747,500)
Net cash used in investing activities	(184,747,500)	—	(184,747,500)
Cash flows from financing activities
Proceeds from issuance of Class A Common Stock	191,942,605	25,000	191,967,605
Cost of repurchases of Class A Common Stock	(7,760)	—	(7,760)
Proceeds from issuance of Class B Common Stock	—	20	20
Proceeds from notes payable	50,000	150,000	200,000
Repayment of notes payable	(200,000)	—	(200,000)
Payment of commissions	(170,200)	—	(170,200)
Payment of costs of public offering	(5,826,520)	(76,030)	(5,902,550)
Net cash provided by financing activities	185,788,125	98,990	185,887,115
Net increase in cash	$520,450	$98,990	$619,440
Balance of cash at beginning of period	$98,990	$—	$—
Balance of cash at end of period	$619,440	$98,990	$619,440
Supplemental schedule of non-cash financing activities
Accrual of costs of public offering	$—	$324,237	$—
Accrual of deferred commissions	$101,460	$—	$101,460

The accompanying notes are an integral part of these financial statements.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations

HF2 Financial Management Inc. (formerly H2 Financial Management Inc.) (a company in the development stage) (the “Company”) is a Delaware corporation formed on October 5, 2012 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

On February 13, 2013, the Company changed its name from H2 Financial Management Inc. to HF2 Financial Management Inc. to avoid any potential confusion with other entities using similar versions of the “H2” name in their respective businesses.

All activity from October 5, 2012 (inception) through December 31, 2013 relates to the Company’s formation, initial public offering (described below) and the identification and investigation of prospective target businesses with which to consummate a Business Combination. The Company has selected December 31 as its fiscal year end.

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering was declared effective on March 21, 2013. On March 27, 2013, the Company consummated its initial public offering (the “Public Offering”) through the sale of 15,300,000 shares (the “Public Shares”) of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) at $10.00 per share and received proceeds, net of the underwriters’ discount and offering expenses, of $147,763,000. Simultaneously with the consummation of the Public Offering, the Company sold 1,414,875 shares of Class A Common Stock (the “Sponsors’ Shares”) to the Company’s initial stockholders (collectively, the “Sponsors”) at $10.00 per share in a private placement (the “Private Placement”) and raised $13,910,939, net of commissions.

In connection with the Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 2,295,000 Public Shares to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 Public Shares. The Company closed the sale of the Public Shares pursuant to the exercise of the over-allotment option on April 1, 2013 and received proceeds, net of the underwriters’ discount, of $22,284,450. Simultaneously with the closing of the sale of the Public Shares pursuant to the exercise of the over-allotment option, the Company raised an additional $1,801,401, net of commissions, through the sale of an additional 183,525 Sponsors’ Shares to the Sponsors in a private placement to maintain in the Trust Account an amount equal to $10.50 per Public Share sold. See Note 3 — Public Offering and Private Placement.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. However, there is no assurance that the Company will be able to effect a Business Combination successfully. Upon the closing of the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in a trust account (the “Trust Account”). Substantially all of the proceeds held in the Trust Account have been and will continue to be invested in United States government treasury bills having a maturity of 180 days or less and/or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

Act of 1940, as amended, that invest solely in U.S. treasuries until the earlier of the consummation of its first Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. Two of the Company’s officers and its Chairman have agreed to be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, they may not be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. In addition, interest income on the funds held in the Trust Account may be released to the Company to pay its income, franchise and other tax obligations and to pay for its working capital requirements in connection with searching for a Business Combination.

The Company’s shares are listed on the Nasdaq Capital Market (“Nasdaq”). Pursuant to the Nasdaq listing rules, the target business or businesses that the Company acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for its Business Combination, although the Company may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance.

The Company will seek stockholder approval of any Business Combination at a meeting called for such purpose at which Public Stockholders (as defined below) may seek to convert their shares into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable and interest income). The Company will proceed with a Business Combination only if it has net tangible assets of at least $5,000,001 upon consummation of the Business Combination and a majority of the outstanding shares of the Company voted are voted in favor of the Business Combination. Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 20% or more of the Public Shares without the Company’s prior written consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, each Public Stockholder seeking to exercise conversion rights will be required to certify whether such stockholder is acting in concert or as a group with any other stockholder. These certifications, together with any other information relating to stock ownership available at that time, will be the sole basis on which the above-referenced determination is made. If it is determined that a stockholder is acting in concert or as a group with any other stockholder, the stockholder will be notified of the determination and will be offered an opportunity to dispute the finding. The final determination as to whether a stockholder is acting in concert or as a group with any other stockholder will ultimately be made in good faith by the Company’s board of directors. In connection with any stockholder vote required to approve any Business Combination, the Sponsors have agreed (1) to vote any of their respective Founders’ Shares (as defined below), Sponsors Shares and any Public Shares they acquired in the proposed public offering or may acquire in the aftermarket in favor of the Business Combination and (2) not to convert any of their respective Founders’ Shares and Sponsors Shares.

The Company’s amended and restated Certificate of Incorporation provides that the Company will continue in existence only until September 21, 2014 (or March 21, 2015 if the Company has executed a letter of intent, agreement in principle or a definitive agreement for a Business Combination before September 21, 2014 but the Business Combination has not been completed by September 21, 2014). If the Company has not completed a Business Combination by such date, the Company will (i) cease all operations except for the

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 1 — Organization and Plan of Business Operations  – (continued)

purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares held by the public stockholders of the Company (“Public Stockholders”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest but net of franchise taxes and income taxes payable with respect to interest earned on the Trust Account, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (except for the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account (initially $10.50 per share, plus any pro rata interest earned on the Trust Account not previously released to the Company).

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash deposits with major financial institutions.

Concentration of Credit Risk

The Company maintains its cash with high credit quality financial institutions. At times, the Company’s cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limit

Fair Value of Financial Instruments

Fair value.  Fair value is defined as an exit price, representing the amount that would be received upon the sale of an asset or payment to transfer a liability in an orderly transaction between market participants. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or liability. A three-tier fair value hierarchy is used to prioritize the inputs in measuring fair value as follows:

•	Level 1. Quoted prices in active markets for identical assets or liabilities.
•	Level 2. Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable, either directly or indirectly.
•	Level 3. Significant unobservable inputs that cannot be corroborated by market data.

The Company considers its investments in U.S. treasury bills as trading securities and carries them at fair value based on quoted market prices, a Level 1 input. The increase in fair value subsequent to the purchase of these securities, amounting to $99,020 for the twelve months ended December 31, 2013, is recorded as interest income in the accompanying statements of operations.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 2 — Significant Accounting Policies  – (continued)

Net Loss per Share

Net Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The Company does not have any dilutive securities outstanding. As such, basic net loss per share equals dilutive net loss per share for the period. Shares of the Company’s Class B Common Stock have no economic rights, other than the right to be redeemed at par value upon liquidation. As such shares of Class B Common Stock are not considered participating securities and therefore not included in the calculation of net loss per share.

Common Stock, Subject to Possible Conversion

The Company accounts for its shares subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Under such standard, shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Under ASC 480, conditionally redeemable common shares (including shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares are classified as shareholders’ equity. The Company’s Public Shares feature certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at December 31, 2013, the shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from October 5, 2012 (inception) through December 31, 2013.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Public Offering and Private Placement

On March 27, 2013, the Company sold 15,300,000 shares of Class A Common Stock at an offering price of $10.00 per share generating gross proceeds of $153,000,000 in the Public Offering. Simultaneously with the consummation of the Public Offering, the Company consummated the Private Placement with the sale of 1,414,875 Sponsors’ Shares to its initial stockholders at a price of $10.00 per share, generating total proceeds of $14,148,750. The Sponsors’ Shares are identical to the shares of Class A Common Stock sold in the Public Offering, except that the Sponsors have agreed to vote the Sponsors’ Shares in favor of any proposed Business

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 3 — Public Offering and Private Placement  – (continued)

Combination, and not to convert any Sponsors’ Shares in connection with a stockholder vote to approve a proposed Business Combination. In the event of a liquidation prior to a Business Combination, the Sponsors have agreed that the Sponsors’ Shares will not participate in liquidating distributions. Additionally, the Sponsors have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination.

In connection with the Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 2,295,000 Public Shares to cover over-allotments. On March 28, 2013, the underwriters elected to exercise the over-allotment option to the full extent of 2,295,000 Public Shares. The Company closed the sale of the Public Shares pursuant to the exercise of the over-allotment option on April 1, 2013 generating gross proceeds of $22,950,000 at an offering price of $10.00 per share. Simultaneously with the closing of the sale of the Public Shares pursuant to the exercise of the over-allotment option, the Company raised an additional $1,835,250 of gross proceeds through the sale of an additional 183,525 Sponsors’ Shares to its initial stockholders at a price of $10.00 per share in a private placement.

Upon the closing of the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in the Trust Account.

The Company entered into an agreement with the underwriters of the Public Offering (“Underwriting Agreement”) after the registration statement for the Company’s initial public offering was declared effective on March 21, 2013. Pursuant to the Underwriting Agreement, the Company paid 2.9% of the gross proceeds of the Public Offering, including the over-allotment option, or $5,102,550, as an underwriting discount.

The Company also paid EarlyBirdCapital, Inc. commissions of $170,200 upon the sales of the Sponsors’ Shares and has agreed to pay deferred commissions of $101,460 upon the closing of the Company’s initial Business Combination. At its option, the Company may pay the deferred commissions in cash or in shares of the Company’s Class A Common Stock based on a price of $10.50 per share (“Deferred Commission Shares”).

The Company has also engaged EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P. as advisors and investment bankers in connection with a Business Combination, and will pay such firms an aggregate cash advisory fee of 4.0% of the gross proceeds of the Public Offering if the Company consummates a Business Combination.

The Sponsors are entitled to registration rights with respect to the Founders’ Shares and the Sponsors’ Shares, EarlyBirdCapital, Inc. will be entitled to registration rights with respect to the Deferred Commission Shares and the Sponsors and the Company’s officers, directors and Advisory Board members will be entitled to registration rights with respect to any shares they may be issued in payment of working capital loans made to the Company, pursuant to a registration rights agreement. The holders of the majority of the Founders’ Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Sponsors’ Shares or shares issued in payment of working capital loans made to the Company or holders of Deferred Commission Shares are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Sponsors, the holders of shares issued in payment of working capital loans made to the Company and the holders of Deferred Commission Shares have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 4 — Trust Account

Upon the closing of the Public Offering, including the over-allotment option, $184,747,500 (representing $10.50 per Public Share sold in the Public Offering), including the proceeds of the Private Placements, was deposited in the Trust Account. Substantially all of the proceeds held in the Trust Account have been and will continue to be invested in United States government treasury bills having a maturity of 180 days or less and/or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that invest solely in U.S. treasuries until the earlier of the consummation of its first Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time.

As of December 31, 2013, cash and investment securities held in the Trust Account consisted of the following:

	Maturity	Fair Value
U.S. Treasury Bill	January 23, 2014	$92,422,076
U.S. Treasury Bill	April 3, 2014	92,421,361
Cash and cash equivalents	NA	3,083
Total		$184,846,520

Note 5 — Notes Payable to Stockholders — Related Party

On November 30, 2012, the Company issued unsecured promissory notes to some of its initial stockholders in an aggregate principal amount of $150,000. On March 21, 2013, the Company issued an additional unsecured promissory note to one of its initial stockholders in the principal amount of $50,000. All of the notes were non-interest bearing and payable on the earliest to occur of (i) November 29, 2013, (ii) the consummation of the Public Offering or (iii) the date on which the Company determined not to proceed with the Public Offering. The notes were repaid immediately following the consummation of the Public Offering from the net proceeds of such Public Offering.

Note 6 — Commitments

The Company receives general and administrative services including office space, utilities and secretarial support from Berkshire Capital Securities LLC, an affiliate of two of the Company’s officers and its Chairman. The Company has agreed to pay Berkshire Capital a monthly fee of $10,000 for such services beginning March 21, 2013, the effective date of the registration statement for the Public Offering. This arrangement will terminate upon completion of the Company’s Business Combination or the distribution of the Trust Account to the Public Stockholders.

For the year ended December 31, 2013, the Company incurred $93,226 of expense related to this arrangement. The expense is reflected in the Statements of Operations as Administrative expense.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 7 — Income Taxes

The Company has recorded deferred tax assets relating to expenses deferred for income tax purposes at December 31, 2013 and 2012 amounting to $195,756 and $190, respectively, as well as offsetting full valuation allowances, as the Company is not currently generating income that will allow this asset to be realized. The table below sets forth the Company’s deferred tax assets. The Company has a net operating loss in 2013 of $83,035 which may be carried forward until 2033 to offset future income.

	December 31, 2013	December 31, 2012
Development stage expenses capitalized	$(164,007)	$(190)
Net operating loss carry-forward	(31,749)	—
Less: valuation allowance	195,756	190
Net deferred tax assets	$—	$—

The Company’s effective tax rate differs from the statutory rate primarily due to the increase in the Company’s valuation allowance. The table set forth below provides a reconciliation of the Company’s statutory tax rate to its effective tax rate.

	For the year ended December 31, 2013	For the period from October 5, 2012 (Inception) to December 31, 2012	For the period from October 5, 2012 (Inception) to December 31, 2013
Statutory federal tax rate	35.0%	35.0%	35.0%
State tax, net of federal benefit	3.0%	3.0%	3.0%
Permanent differences	(0.8)%	0.0%	(0.8)%
Increase in valuation allowance	(37.2)%	(38.0)%	(37.2)%
Effective tax rate	0.0%	0.0%	0.0%

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company was incorporated on October 5, 2012, and the evaluation was performed for the tax years ended December 31, 2013 and December 31, 2012, which are the only periods subject to examination.

HF2 Financial Management Inc.
(A Company in the Development Stage)

Notes to Financial Statements

Note 8 — Stockholder Equity

Preferred Stock

The Company is authorized to issue 2,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of December 31, 2013, there are no shares of preferred stock issued or outstanding.

Class A Common Stock

The Company is authorized to issue 180,000,000 shares of Class A Common Stock with a par value of $0.0001 per share.

In connection with the organization of the Company, on December 5, 2012, a total of 4,255,000 shares of the Company’s Class A Common Stock were sold to certain of the Sponsors at a price of approximately $0.005875 per share for an aggregate of $25,000 (the “Founders’ Shares”). On February 26, 2013, the Company repurchased 1,320,707 Founders’ Shares from certain of the Sponsors at the original sale price of approximately $0.005875 per share for an aggregate of $7,760. On the same date, the Company also sold 1,464,457 Founders’ Shares to certain existing and new Sponsors at the same price of approximately $0.005875 per share for an aggregate of $8,605.

The Founders’ Shares were placed into an escrow account maintained by Continental Stock Transfer & Trust Company, acting as escrow agent. Such shares will be released from escrow on the first anniversary of the closing date of the Business Combination. Subject to certain limited exceptions, these shares will not be transferable during the escrow period.

As of December 31, 2013, 7,094,190 shares of Class A Common Stock were issued and outstanding, excluding 16,497,960 shares of Class A Common Stock subject to possible conversion.

Class B Common Stock

The Company is authorized to issue 20,000,000 shares of Class B Common Stock with a par value of $0.000001 per share.

In connection with the organization of the Company, on December 3, 2012, a total of 20,000,000 shares of the Company’s Class B Common Stock were sold to R. Bruce Cameron, the Company’s Chairman, at a price of approximately $0.000001 per share for an aggregate of $20. Shares of Class B Common Stock are entitled to ten votes per share and vote with the holders of Class A Common Stock, as a single class, on all matters presented to holders of the Company’s common stock for a vote. Shares of Class B Common Stock have no economic rights (other than the right to be redeemed at par value upon liquidation). Prior to the Company’s Business Combination and in connection with any vote on the Business Combination, the shares of Class B Common Stock will be voted on all matters presented to holders of the Company’s common stock for a vote in proportion to the vote of the holders of the Class A Common Stock. As a result, prior to the consummation of the Business Combination, holders of a majority of the shares of Class A Common Stock will control the vote on any matter submitted to stockholders for a vote. If the shares of Class B Common Stock remain outstanding following the consummation of the Business Combination, the holders of the Class B Common Stock will be entitled to vote the shares of Class B Common Stock in their own discretion.

Independent Auditors’ Report

To the Members of
ZAIS Group Parent, LLC:

We have audited the accompanying consolidated statement of financial condition of ZAIS Group Parent, LLC and Subsidiaries as of December 31, 2013, and the related consolidated statements of comprehensive income, changes in equity, non-controlling interests and redeemable non-controlling interests, and cash flows for each of the years in the two-year period then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ZAIS Group Parent, LLC and Subsidiaries as of December 31, 2013, and the results of their operations and their cash flows for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP
Roseland, NJ
October 23, 2014

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands)

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Cash and cash equivalents	$22,675	$8,432
Income and fees receivable	6,219	3,797
Investments in affiliates, at fair value	105	174
Due from related parties	574	515
Fixed assets, net	1,154	1,408
Prepaid expenses	1,683	1,673
Other assets	3,404	3,344
Assets of Consolidated Funds
Cash and cash equivalents	202,420	136,231
Restricted cash	80,174	160,004
Investments, at fair value	1,118,201	899,239
Investments in affiliated securities, at fair value	29,472	49,732
Derivative assets, at fair value	2,930	12,896
Due from affiliates	162	3,869
Other assets	11,588	21,202
Total Assets	$1,480,761	$1,302,516
Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity
Liabilities
Notes payable	$—	$781
Compensation payable	15,702	11,642
Due to related parties	32	32
Other liabilities	2,569	3,133
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	784,940	730,348
Securities sold, not yet purchased	57,118	14,693
Derivative liabilities, at fair value	7,354	22,062
Redemptions payable	2,000	46,029
Other liabilities	128,755	15,274
Total Liabilities	998,470	843,994
Commitments and Contingencies (Note 14)
Redeemable Non-controlling Interests of Consolidated Funds	450,615	443,198
Equity
Equity	19,431	10,454
Equity attributable to non-controlling interests of Consolidated Funds	12,245	4,870
Total Equity	31,676	15,324
Total Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity	$1,480,761	$1,302,516

The accompanying notes are an integral part of these consolidated financial statements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income
(Dollars in thousands)

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues
Management fee income	$14,739	$26,579	$30,546
Incentive income	41,743	18,835	99,563
Other revenues	454	1,265	1,065
Income of Consolidated Funds	88,110	108,678	116,118
Total Revenues	145,046	155,357	247,292
Expenses
Employee compensation and benefits	37,600	53,139	64,205
General, administrative and other	13,086	20,135	24,361
Depreciation and amortization	358	499	374
Expenses of Consolidated Funds	99,864	39,982	96,694
Total Expenses	150,908	113,755	185,634
Other income (loss)
Net loss on investments	(41)	(418)	(511)
Other income (expense)	164	13	(89)
Net gains of Consolidated Funds’ investments	72,177	7,821	120,038
Total Other Income	72,300	7,416	119,438
Income from Continuing Operations before Income Taxes	66,438	49,018	181,096
Income tax expense	19	329	417
Income from Continuing Operations	66,419	48,689	180,679
Discontinued Operations
Income (loss) from operations of discontinued business component	—	—	(1,241)
Income tax benefit	—	—	9
Income (loss) from discontinued operations, net of income taxes	—	—	(1,232)
Consolidated Net Income (Loss)	66,419	48,689	179,447
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	630	(131)	1,001
Total Comprehensive Income (Loss)	$67,049	$48,558	$180,448
Allocation of Consolidated Net Income (Loss)
Redeemable non-controlling interests of Consolidated Funds	$41,434	$44,323	$146,377
Non-controlling interests of Consolidated Funds	1,726	1,751	429
ZAIS Group Parent, LLC Members	23,259	2,615	32,641
	$66,419	$48,689	$179,447
Allocation of Total Comprehensive Income (Loss)
Redeemable non-controlling interests of Consolidated Funds	$41,408	$44,289	$146,961
Non-controlling interests of Consolidated Funds	1,726	1,751	429
ZAIS Group Parent, LLC Members	23,915	2,518	33,058
	$67,049	$48,558	$180,448

The accompanying notes are an integral part of these consolidated financial statements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Consolidated Statements of Changes in Equity,
Non-controlling Interests and Redeemable Non-controlling Interests
(Dollars in thousands)

	Equity	Accumulated Other Comprehensive Income (Loss)	Total Equity	Non-controlling Interests of Consolidated Funds	Total Equity and Non-controlling Interests of Consolidated Funds	Redeemable Non-controlling Interests of Consolidated Funds*
December 31, 2011	$6,674	$462	$7,136	$2,716	$9,852	$427,690
Equity-based compensation charges	79	—	79	—	79	110
Foreign currency translation adjustment	—	417	417	—	417	584
Capital distributions/redemptions	(10,812)	—	(10,812)	(5)	(10,817)	(98,713)
Consolidated net income	32,641	—	32,641	429	33,070	146,377
Purchase of ZAIS membership interest by ZGP	—	—	—	—	—	(4,211)
Repurchase of ZAIS membership interests	(2,077)	—	(2,077)	—	(2,077)	2,077
December 31, 2012	26,505	879	27,384	3,140	30,524	473,914
Capital contributions	—	—	—	—	—	22,950
Equity-based compensation charges	178	—	178	—	178	63
Foreign currency translation adjustment	—	(97)	(97)	—	(97)	(34)
Capital distributions/redemptions	(19,741)	—	(19,741)	(21)	(19,762)	(97,903)
Consolidated net income	2,615	—	2,615	1,751	4,366	44,323
Repurchase of ZAIS membership interests	115	—	115	—	115	(115)
December 31, 2013	9,672	782	10,454	4,870	15,324	443,198
Capital contributions	—	—	—	339	339	5,250
Equity-based compensation charges	(143)	—	(143)	—	(143)	(29)
Foreign currency translation adjustment	—	656	656	—	656	(26)
Capital distributions/redemptions	(14,300)	—	(14,300)	—	(14,300)	(34,727)
Distribution in kind	(5,310)	—	(5,310)	5,310	—	—
Capital transfer	—	—	—	—	—	330
Consolidated net income	23,259	—	23,259	1,726	24,985	41,434
Repurchase of ZAIS membership interests	4,815	—	4,815	—	4,815	(4,815)
September 30, 2014 (unaudited)	$17,993	$1,438	$19,431	$12,245	$31,676	$450,615

*	Includes a portion of accumulated other comprehensive income (loss) allocated to non-controlling interests.

The accompanying notes are an integral part of these consolidated financial statements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Consolidated Statements of Cash Flows
(Dollars in thousands)

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
	(unaudited)
Cash Flows from Operating Activities
Consolidated net income (loss)	$67,049	$48,689	$179,447
Adjustments to reconcile consolidated net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	358	499	374
Net loss on investments	41	418	511
Operating cash flows due to changes in:
Income and fees receivable	(2,422)	3,330	(2,067)
Due from related parties	(59)	(160)	38
Prepaid expenses	(10)	(280)	521
Other assets	(60)	248	(3,203)
Compensation payable	3,888	(899)	(17,097)
Other liabilities	(564)	(3,379)	4,355
Consolidated Funds related items:
Purchases of investments and investments in affiliated securities	(1,077,854)	(480,518)	(203,355)
Proceeds from sale of investments and investments in affiliated securities	951,524	965,612	452,658
Amortization of premium and discount	(47,023)	(17,389)	6,395
Net realized (gains) losses on investments	24,408	(12,521)	(60,496)
Net change in unrealized gain/loss on investments	(109,944)	(74,093)	(336,341)
Net change in unrealized gain/loss on notes payable	44,644	87,752	273,254
Realized gain (loss) on notes payable	(29,923)	—	—
Change in cash and cash equivalents	(66,189)	24,732	50,004
Change in due from affiliates	3,707	984	2,469
Change in other assets	1,859	(3,436)	4,347
Change in other liabilities	113,481	(8,597)	5,546
Net Cash Provided by (Used in) Operating Activities	(123,089)	530,992	357,360
Cash Flows from Investing Activities
Continuing Operations
Purchases of fixed assets, net	(104)	(346)	(747)
Purchases of investments in affiliates	—	—	(500)
Sale of investments in affiliates	—	2,053	96
Change in restricted cash	79,830	(65,987)	5,333
Net Cash Provided by (Used in) Investing Activities	79,726	(64,280)	4,182
Cash Flows from Financing Activities
Contributions from non-controlling interests, including contributions received in advance	5,589	25,210	—
Distributions/redemptions to non-controlling interests, net of change in redemptions payable	(78,756)	(97,608)	(77,469)

The accompanying notes are an integral part of these consolidated financial statements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Consolidated Statements of Cash Flows – (continued)
(Dollars in thousands)

	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
	(unaudited)
Net payments on notes payable of consolidated CDOs	(491,603)	(373,354)	(282,349)
Issuance of notes payable of consolidated CDOs	637,457	—	5,765
Distributions to controlling interests	(14,300)	(19,741)	(10,812)
Repayments of debt obligations	(781)	(656)	1,437
Net Cash Provided by (Used in) Financing Activities	57,606	(466,149)	(363,428)
Change in Cash and Cash Equivalents Denominated in Foreign Currency		232	(310)
Change in Cash and Cash Equivalents	14,243	795	(2,196)
Cash and cash equivalents, beginning of year	8,432	7,637	9,833
Cash and Cash Equivalents, end of year	$22,675	$8,432	$7,637
Supplemental Disclosure of Cash Flow Information
Cash paid during the period:
Interest	$94,673	$56,823	$107,653
Income taxes	$(19)	$329	$417

The accompanying notes are an integral part of these consolidated financial statements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

1. Organization

ZAIS Group Parent, LLC (“ZGP”), a Delaware Limited Liability Company formerly known as River Rain LLC, commenced operations in July 1997. ZGP was formed for the purpose of administering its underlying members’ ownership of ZAIS Group, LLC (“ZAIS”). ZGP is currently the sole owner of ZAIS. ZGP and ZAIS together with its consolidated subsidiaries are collectively referred to as the “Company”. ZAIS, a Delaware Limited Liability Company, commenced operations in July 1997. ZAIS is a registered investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisors Act of 1940, and with respect to certain investment vehicles, is also registered with the Commodity Futures Trading Commission as a Commodity Pool Operator and Commodity Trading Advisor. The Company is a global alternative asset management firm with offices in New Jersey, London and Shanghai. The Company provides investment advisory and asset management services to investment vehicles (the “ZAIS Managed Entities”), as well as other financial services. The ZAIS Managed Entities invest in residential mortgage loans and corporate bank loans, as well as a range of structured credit assets such as collateral loan obligations (“CLOs”), collateral debt obligations (collectively with CLOs referred to as “CDOs”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and other evolving credit opportunities throughout North America and Europe. During 2014, ZAIS established a Leveraged Finance team and became a CLO manager. Its inaugural transaction, ZAIS CLO 1, Limited (“ZAIS CLO 1”), closed on March 27, 2014. Its second transaction, ZAIS CLO 2, Limited (“ZAIS CLO 2”), closed on September 29, 2014. ZAIS executed a note purchase agreement to obtain warehouse financing for its third transaction, ZAIS CLO 3, Limited (“ZAIS CLO 3”), on August 13, 2014. ZAIS CLO 1, ZAIS CLO 2 and ZAIS CLO 3 are included in ZAIS Managed Entities.

ZGP is 80% owned by the managing member of ZAIS and his family (collectively, the “Managing Member”), through both direct ownership and ownership through certain trust vehicles. The remaining 20% is held by a related party to the Managing Member. All members share in the profits and losses based on their respective ownership percentages.

Pursuant to the ZAIS Third Amended and Restated Operating Agreement (the “Operating Agreement”), which was in effect prior to March 31, 2014, ZAIS had four classes of membership interests. Class A and Class B membership interests had voting rights, and Class C and Class D membership interests did not have voting rights. All classes shared in the profits and losses of ZAIS based on their respective ownership percentages. Class A represented a controlling membership interest in ZAIS. Prior to December 17, 2012, the Class A membership interests were held by a strategic founding investor (the “Strategic Investor”), as further described in Note 2. Class B membership interests were held by ZGP and by certain ZAIS current and former employees pursuant to option agreements and the ZAIS Group, LLC Limited Liability Company Interest Purchase Plan (“Interest Purchase Plan”). Class C membership interests were offered to employees as part of the Interest Purchase Plan prior to January 1, 2006. The option agreements and the Interest Purchase Plan are further described in Note 2. Class D membership interests were held by former employees. Repurchases of certain ZAIS membership interests during December 2012 and December 2013 are further described in Note 2.

In January 2014, the Class C membership interests were converted to Class B membership interests. On March 31, 2014, ZAIS Merger LLC, a newly formed Delaware limited liability company (the “Non-Surviving LLC”), of which ZGP was the sole managing member, merged (the “Merger”) with and into ZAIS, with ZAIS continuing as the surviving entity (the “Surviving LLC”) in the Merger. The Merger was effected pursuant to, and in accordance with, an Agreement and Plan of Merger (the “Merger Agreement”), between the Non-Surviving LLC and ZAIS. The Merger Agreement and the Merger were authorized and approved in accordance with the terms of the operating agreement by the requisite members of ZAIS acting by written consent. Pursuant to the Merger Agreement, by virtue of the Merger and without any further action on the part of any member of the Company: i) the Operating Agreement was replaced with the Limited Liability Company Agreement dated March 31, 2014, ii) all of the Class A membership interests were converted into

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

1. Organization  – (continued)

all of the limited liability company interests of ZAIS and iii) each Class B membership interest (other than Class B membership interests held by ZGP), and each Class D membership interest, were converted into the right to receive cash consideration in an amount determined as a result of a valuation of ZAIS performed by an independent third party. The aggregate cash consideration paid was approximately $4,600,000 which was less than the recorded book value. The difference was allocated to ZGP as the sole remaining member of ZAIS and is reflected in the consolidated statements of changes in equity, non-controlling interests and redeemable non-controlling interests as an adjustment to redeemable non-controlling interests and a corresponding adjustment to equity. The remaining 84% of the Class B membership interests which were owned by ZGP were cancelled for no consideration. As a result of the Merger, effective April 1, 2014, ZGP became the sole owner of ZAIS.

As of September 30, 2014, ZAIS is wholly owned by ZGP. As of December 31, 2013, the total ownership percentages for Class A, Class B, Class C, and Class D interests are 12.34%, 74.02%, 0.47% and 13.17%, respectively. As of December 31, 2012, the total ownership percentages for Class A, Class B, Class C and Class D interests are 12.34%, 72.92%, 0.41%, and 14.33%, respectively.

In an effort to simplify the corporate structure of the Company’s operations, ZAIS Group International LLP transferred, as of August 12, 2014, its business assets, liabilities, operations and staff, as well as its FCA authorization, to a new company named ZAIS Group (UK) Limited. ZAIS Group (UK) Limited is a wholly-owned subsidiary of the Company, and carries out the same roles and functions from the same premises, and with the same personnel, as ZAIS Group International LLP had previously carried out.

On September 17, 2014, HF2 Financial Management Inc. (“HF2”) announced that it has entered into a definitive agreement to acquire a majority equity interest in ZGP, subject to shareholder approval. In connection with the transaction, HF2 will be renamed ZAIS Group Holdings, Inc. and will apply to continue its public listing on the Nasdaq Capital Market under the new ticker symbol “ZAIS”. HF2 will invest approximately $100,000,000 to $175,000,000 in ZGP in exchange for newly issued equity interests in ZGP.

The Company’s primary sources of revenues are management fee income, which is based on the amount of ZAIS Managed Entities’ assets under management, and incentive income, which is based on the investment performance of the ZAIS Managed Entities. Accordingly, for any given period, the Company’s revenues will be driven by the combination of assets under management and the investment performance of the ZAIS Managed Entities.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements as of and for the nine months ended September 30, 2014 and as of and for the years ended December 31, 2013 and December 31, 2012 have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) as contained within the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”).

The Company currently operates as one business segment.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. While management believes that the estimates utilized in preparing the consolidated financial statements are reasonable and prudent, actual results may ultimately differ from those estimates.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

Principles of Consolidation

The Company’s consolidated financial statements include the accounts of ZGP and its wholly-owned or majority-owned subsidiaries. The consolidated financial statements also include variable interest entities for which the Company is considered the primary beneficiary, and certain entities that are not considered variable interest entities in which the Company has a controlling financial interest. These entities include ZAIS Opportunity Master Fund, Ltd., ZAIS Opportunity Domestic Feeder Fund, LP, ZAIS Opportunity Fund, Ltd., ZAIS Atlas Fund, LP (which was formed in 2013), ZAIS Matrix V-A Cayman Limited (which liquidated in 2012), ZAIS Value-Added Real Estate Fund I, LP and certain CDO vehicles (collectively, the “Consolidated Funds”). The number of CDO vehicles consolidated in the Company’s financial statements for the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012 and was nine, eight and eight, respectively. All intercompany balances and transactions have been eliminated in consolidation.

The consolidated financial statements reflect the assets, liabilities, investment income, expenses and cash flows of the Consolidated Funds on a gross basis. Except for CDO vehicles, the majority of the economic interests in these funds, which are held by third-party investors, are attributed to the non-controlling interests in the Consolidated Funds. For CDOs, the majority of the economic interests in these vehicles, which are held by outside parties, are reported in notes payable of consolidated CDOs in the accompanying consolidated statements of financial condition. The notes payable issued by the CDOs are backed by diversified collateral asset portfolios consisting primarily of loans or structured debt. In exchange for managing the collateral for the CDOs, the Company earns investment management fees, including, in some cases, subordinated management fees and contingent incentive fees. Substantially all of the management fee income and incentive income earned by the Company from the Consolidated Funds are eliminated in consolidation. However, because the eliminated amounts are earned from and funded by the non-controlling interests, income allocated to the non-controlling interests has been reduced, and the income allocated to the ZAIS members has been increased by the amounts eliminated, of which ZGP is allocated its pro-rata share as a member of ZAIS. The Company does not recognize any incentive income based on appreciation in the ZAIS Managed Entities until the incentive income is (i) contractually receivable, (ii) fixed or determinable (also referred to as “crystallized”) and (iii) all related contingencies have been removed and collection is reasonably assured, (see policy disclosed under Management Fee Income, Incentive Income, and Other Income). Similarly, for any Consolidated Funds, the corresponding potential incentive expense based on appreciation in the Consolidated Funds has not yet been deducted from the investor capital balances until the above criteria have been met. Therefore, the corresponding potential incentive income based on appreciation in the Consolidated Funds that has not yet been recognized by the Company is included in non-controlling interests in the consolidated financial statements.

The Consolidated Funds are deemed to be investment companies under U.S. GAAP, and therefore, ZAIS has retained the specialized investment company accounting of these consolidated entities in its consolidated financial statements.

Variable Interest Entities (“VIE”) Model

For entities in which the Company has a variable interest, the Company determines whether, if by design, (i) the entity has equity investors who lack, as a group, the characteristics of a controlling financial interest, (ii) the entity does not have sufficient equity at risk to finance its expected activities without additional subordinated financial support from other parties, (iii) the entity is structured with non-substantive voting rights or (iv) the equity holders do not have the obligation to bear potential losses or the right to receive potential gains. If an entity has at least one of these characteristics, it is considered a VIE, and is consolidated by its primary beneficiary. For entities managed by the Company that qualify for the deferral under ASU 2010-10, Amendments to Statement 167 for Certain Investment Funds (“ASU 2010-10”), the primary beneficiary of these entities that are determined to be VIEs is the party that absorbs a majority of the VIEs’

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

expected losses or receives a majority of the expected residual returns. For entities managed by the Company that do not qualify for the deferral under ASU 2010-10, the primary beneficiary of these entities is the party that (i) has the power to direct the activities of the entity that most significantly impact the entity’s economic performance; and (ii) has the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. The Company reassesses its initial evaluation of an entity as a VIE upon occurrence of certain reconsideration events.

Voting Interest Entities (“VOE”) Model

For entities where the Company has a variable interest, but are determined not to be a VIE, the Company makes a consolidation determination based on the entity’s legal structure. For corporate structures, including companies domiciled in the Cayman Islands, the Company consolidates those entities in which it has a voting interest of greater than 50% and has control over the significant operating, financial and investing decisions of the entity. For limited partnerships and limited liability companies, the Company consolidates entities in which it is a general partner or managing member, and third-party investors have no substantive rights to participate in the ongoing governance and operating activities or substantive kick-out rights.

The determination of whether an entity is a VIE or a VOE is based on the facts and circumstances for each individual entity.

Non-Controlling Interests

The Company records non-controlling interests of the Consolidated Funds (excluding CDOs) to reflect the economic interests in those funds held by investors other than interests attributable to ZGP. The non-controlling interests within the consolidated statements of financial condition are comprised of: i) redeemable non-controlling interests of Consolidated Funds reported outside of the permanent capital section when investors have the right to redeem their interest and ii) equity attributable to non-controlling interests of Consolidated Funds reported inside the permanent capital section when the investors do not have the right to redeem their interests. Except for CDOs, investors in the Consolidated Funds generally have the right to withdraw their capital after the end of a lock-up period as defined in the respective governing documents. Investors may withdraw their capital prior to the expiration of the lock-up period in certain limited circumstances that are beyond the control of the Company, such as instances in which retaining the equity interest could cause the investor to violate a law, regulation or rule.

In August 2014, the FASB issued ASU 2014-13, Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity (“ASU 2014-13”). The update allows a reporting entity that consolidates a collateralized financing entity (whose financial assets and liabilities are measured at fair value) to measure both the financial assets and the financial liabilities of that collateralized financing entity in its consolidated financial statements using the more observable of the fair value of the financial assets or the fair value of the financial liabilities. Entities are permitted to apply the guidance using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the annual period of adoption. The amendments of ASU 2014-13 are effective for the Company for annual periods and interim periods beginning after December 15, 2015. Early adoption is permitted as of the beginning of an annual period. A reporting entity also may apply the amendments retrospectively to all relevant prior periods beginning with the annual period in which the amendment was initially adopted. The Company has elected to adopt the guidance retrospectively for the annual period beginning January 1, 2012.

Cash and Cash Equivalents

The Company considers highly liquid, short-term interest-bearing instruments of sufficient credit quality with original maturities of three months or less, and other instruments readily convertible into cash, to be cash equivalents. The Company’s deposits with financial institutions may exceed federally insurable limits of $250,000 per institution. The Company mitigates this risk by depositing funds across multiple major financial institutions.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

Cash equivalents consist of excess cash that is either swept daily into a money market fund, or into weekly or monthly term deposit accounts to earn short-term interest, or maintained as a short-term deposit. At September 30, 2014 and December 31, 2013, the Company had approximately $16,799,000 and $3,118,000, respectively, invested in money market funds and short-term deposits.

Investments in Affiliates

U.S. GAAP permits entities to choose to measure certain eligible financial assets, financial liabilities and firm commitments at Fair Value (the “Fair Value Option”), on an instrument-by-instrument basis. The election to use the Fair Value Option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. The Fair Value Option is irrevocable and requires changes in fair value to be recognized in earnings. For the Company’s direct investments in the ZAIS Managed Entities that are not consolidated, and would otherwise be accounted for under the equity method, the Fair Value Option has been elected. In estimating the fair value for financial instruments for which the Fair Value Option has been elected, the Company uses the valuation methodologies as discussed in Note 4.

Investments in operating companies where the Company owns less than 20% and does not have significant influence are carried at cost net of impairment, if any. These operating companies provide data and analytical services, and a boutique special servicing platform for the CMBS market, commercial banks, insurance companies and investment managers. Investments in these operating companies are included in other assets.

Revenue Recognition

The Company has two principal sources of revenues: management fee income and incentive income. These revenues are derived from the Company’s advisory agreements with the ZAIS Managed Entities. Certain investments held by employees, executives and other related parties in the ZAIS Managed Entities are not subject to management fees or incentive fees/allocations.

Management Fee Income, Incentive Income and Other Income

The Company earns management fee income and incentive income for investment advisory services provided to the ZAIS Managed Entities. Such fees are calculated under agreements between the Company and each entity. Management fees are accrued as earned, and are calculated and paid monthly, quarterly or annually, depending on the individual agreements. The Company also accrues revenue as earned for data, funding and analytical services provided to outside parties and affiliated funds.

In addition to the management fee income mentioned above, the Company may earn subordinated management fee income from the CDOs for which the Company acts as collateral manager. The subordinated management fee income is additional revenue earned for the same service, but has a lower priority in the CDO cash flows. The subordinated management fee income is contingent upon the economic performance of the respective CDO’s investments. If the CDO experiences a certain level of investment defaults, these fees may not be paid. There is no recovery by the CDOs of previously paid subordinated fees. The Company recognizes the subordinated management fee income when collection is reasonably assured. When collection is not reasonably assured, the Company recognizes the subordinated management fee income as payments are received.

Incentive income is recognized when it is (i) contractually receivable, (ii) fixed or determinable (also referred to as “crystallized”) and (iii) all related contingencies have been removed and collection is reasonably assured, which generally occurs in the quarter of, or the quarter immediately prior to, the distribution of the income by the ZAIS Managed Entities to ZAIS. The criteria for revenue recognition is typically met only after all contributed capital and the preferred return, if any, on that capital have been

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

distributed to the ZAIS Managed Entities’ investors for vehicles with private equity style fee arrangements, and is typically met only after any profits exceed a high-water mark for vehicles with hedge fund style fee arrangements.

Management fee income and incentive income received by the Company before the above criteria are met are deferred and recorded as deferred revenue, which are included in other liabilities in the consolidated statements of financial condition.

Income and Fees Receivable

Income and fees receivable primarily includes management fee income and incentive income from ZAIS Managed Entities which are accrued as described above, and does not include any allowance for doubtful accounts. The Company did not recognize any bad debt expense for the nine months ended September 30, 2014 and years ended December 31, 2013 and December 31, 2012. The Company believes all income and fee receivable balances are fully collectible.

Employee Compensation and Benefits

Employee compensation and benefits is comprised of salaries, payroll taxes, employer contributions to welfare plans, discretionary and guaranteed cash bonuses and other contractual compensation programs payable to the Company’s employees. The Company generally recognizes employee compensation and benefits over the related service period. On an annual basis, employee compensation and benefits comprise a significant portion of total expenses, with discretionary cash bonuses, guaranteed cash bonuses and other contractual compensation programs generally comprising a significant portion of total employee compensation and benefits.

Under the ZAIS Group, LLC Income Unit Plan (the “Income Unit Plan”), a portion of net operating income of the Company (after making certain adjustments) is due to certain employees of the Company. These amounts are accrued as employee compensation expense in the period incurred. This plan will be terminated with an effective date of December 31, 2014.

Employee compensation and benefits relating to the issuance of cash-based and equity-based awards to certain employees is measured at fair value on the grant date. Equity-based compensation awards to employees that are settled in shares are classified as equity instruments. The fair value of an equity settled award is determined on the date of grant and is not subsequently remeasured. The Company’s option agreements and its 2006 Interest Purchase Plan are classified as equity instruments. Cash settled awards are classified as liabilities and are remeasured to fair value at each balance sheet date as long as the award is outstanding. Changes in fair value are reflected as compensation expense. Compensation expense for awards that vest over a future service period is recognized over the relevant service period on a straight-line basis, adjusted for estimated forfeitures of awards not expected to vest. The compensation expense for awards that do not require future service is recognized immediately. Upon the end of the service period, compensation expense is adjusted to account for actual forfeiture rates. For the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012, no equity-based awards were granted by the Company. All equity-based awards are related to years prior to 2011.

Employee compensation and benefits also includes compensation directly related to incentive income in the form of percentage interests (also referred to as “Points”) that the Company awards to certain employees associated with the operation and management of certain ZAIS Managed Entities in the form of compensation agreements (“Points Agreements”). Under the Points Agreements, the Company has an obligation to pay certain employees and former employees a fixed percentage of the incentive income earned from the referenced entities, including income from the Consolidated Funds that is eliminated in consolidation. Amounts payable pursuant to these arrangements are recorded as compensation expense when they become probable and reasonably estimable. The determination of when the Points become probable and reasonably

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

estimable is based on the assessment of numerous factors, particularly those related to the profitability, realizations, distribution status, investment profile and commitments or contingencies of certain ZAIS Managed Entities for which Points Agreements have been awarded. Points are expensed no later than the period in which the underlying income is recognized. Payment of the Points generally occurs in the same period the related income is received, but no later than thirty days after receipt. An employee’s right to receive payments related to their Points Agreement is generally subject to at least a partial risk of forfeiture if such employee’s employment with ZAIS ends and there are no vesting provisions.

Fixed Assets

Fixed assets consist of furniture and fixtures, office equipment, leasehold improvements and software, and are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are recognized on a straight-line method over the assets’ estimated useful lives, which for leasehold improvements are the lesser of the lease terms or the life of the asset, and three to thirty-nine years for other fixed assets. Fixed assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The costs associated with maintenance and repairs are recorded as other operating expenses when incurred.

Goodwill

Goodwill resulted from the acquisition by ZGP of membership interests in ZAIS from the Strategic Investor in December of 2012. Goodwill is included in other assets in the consolidated statements of financial condition. Goodwill is not amortized but is tested for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that a potential impairment may have occurred. The testing of goodwill for impairment is initially based on a qualitative assessment to determine if it is more likely than not that the fair value of the goodwill is less than the carrying value. If facts indicate that it is more likely than not that an impairment may exist, a two-step quantitative assessment is conducted to (a) calculate the fair value of the goodwill and compare it to the carrying value, and (b) if the carrying value exceeds its fair value, the difference is recognized as an expense in the period in which the impairment occurs.

Foreign Currency Translation Gains/Losses

Assets and liabilities of the foreign subsidiaries of ZAIS having non-U.S. dollar functional currencies are translated at exchange rates prevailing at the end of each reporting period. Results of foreign operations are translated at the weighted-average exchange rate for each reporting period. Translation adjustments are included as a component of accumulated other comprehensive income (loss) until realized. Gains or losses resulting from foreign currency transactions are included in general, administrative and other in the consolidated statements of comprehensive income.

Income Taxes

The Company is a limited liability company treated as a partnership for United States tax purposes and, as such, does not incur any United States income tax liability. Taxable income of the Company is generally allocated among the respective members of the Company pro rata in accordance with their capital accounts and all United States income tax liabilities are incurred directly by the Company’s members. However, the consolidated foreign subsidiaries of the Company are subject to foreign national and local income taxes in their respective jurisdictions.

In accordance with U.S. GAAP, the income taxes of all entities within the group that are subject to income tax are accounted for under the asset and liability method. Deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. DTAs and DTLs are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on DTAs and DTLs of a change in tax rates is recognized in income in the period that includes the enactment date.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on federal, state and foreign income tax returns for all open tax years for respective tax jurisdictions, and has determined that no provision for income tax is required in the Company’s consolidated financial statements. Open tax years are those that are open for exam by the respective taxing authorities. The Company is no longer subject to United States or United Kingdom tax examinations with respect to such returns for tax years before 2010. There is no statute of limitations with respect to the Company’s tax filing in China. The Company is not aware of any tax examinations in China. As of September 30, 2014, December 31, 2013 and December 31, 2012, the Company did not have any unrecognized tax benefits.

Members’ Equity — ZAIS

Prior to December 17, 2012, the Class A interests of ZAIS were held by the Strategic Investor. On December 17, 2012, ZGP directly purchased 40% of the Strategic Investor’s membership interest in ZAIS for a price of $6,880,000. The purchase price was based on a third party valuation of ZAIS. At the time of purchase, the book value of the purchased membership interest amounted to approximately $4,211,000. This direct purchase by ZGP of ZAIS membership interest is reflected in the consolidated statements of changes in equity, non-controlling interests and redeemable non-controlling interests as a transfer out of redeemable non-controlling interests.

As a result of this transaction ZGP recorded goodwill of approximately $2,669,000 that represents the premium paid by ZGP to purchase 40% of the Strategic Investor’s membership interest in ZAIS. The goodwill is carried at cost and included in other assets in the consolidated statements of financial condition. Goodwill is evaluated for impairment annually. No impairment was recorded for the periods presented.

On December 17, 2012, ZAIS repurchased the remaining 60% of the Strategic Investor’s interest in ZAIS based on an independent third party valuation of ZAIS. The purchase price was in excess of the recorded book value. The difference was allocated to the remaining members of ZAIS. ZGP’s share of the reallocation resulting from ZAIS’s repurchase of the membership interests is reflected in the consolidated statements of changes in equity, non-controlling interests and redeemable non-controlling interests as an adjustment to redeemable non-controlling interests of Consolidated Funds and a corresponding adjustment to ZGP equity.

ZAIS repurchased 100% of certain other members’ interests in ZAIS on December 31, 2012 based on a third party valuation of ZAIS. ZAIS also repurchased 100% of a certain members’ interests in ZAIS on December 31, 2013 at an agreed upon purchase price based on an adjustment to an independent third party valuation of ZAIS. These repurchases were at prices that were less than the recorded book value of the respective membership interests. The difference was allocated to the remaining members of ZAIS. ZGP’s share of the reallocations resulting from these repurchases is reflected in the consolidated statements of changes in equity, non-controlling interests and redeemable non-controlling interests as an adjustment to redeemable non-controlling interests and a corresponding adjustment to equity.

Policies of Consolidated Funds

Certain ZAIS Managed Entities, in which the Company has only a minor ownership interest or no ownership interest, are consolidated in the Company’s consolidated financial statements. The majority ownership interests in the Consolidated Funds are held by the investors in the Consolidated Funds, and these interests are included in non-controlling interests in the consolidated statements of financial condition. The management fees and incentive income from the Consolidated Funds are eliminated in consolidation, and the income allocated to the ZAIS members has been increased by the amounts eliminated.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

The Consolidated Funds are considered investment companies for U.S. GAAP purposes. Pursuant to specialized accounting guidance for investment companies, and the retention of that guidance in the Company’s consolidated financial statements, the investments held by the Consolidated Funds are reported at their fair values.

Restricted Cash

Restricted cash represents the Consolidated Funds’ cash held by counterparties as collateral against the Consolidated Funds’ derivatives. Cash held by counterparties as collateral is not available to the Consolidated Funds for general operating purposes, but may be applied against amounts due to derivative or securities repurchase agreement counterparties or returned to the Consolidated Funds when the collateral requirements are exceeded or at the maturity of the derivatives or securities repurchase agreements.

Investments at Fair Value

Investments and investments in affiliated securities are held at fair value. See Note 4 for information regarding the valuation of these assets.

Notes Payable of Consolidated CDOs

The Notes Payable of Consolidated CDOs are measured using the fair value of the financial assets, as further described in Note 4.

The Company’s consolidated net income (loss) reflects the Company’s own economic interests in the CDOs, including (1) changes in the fair value of the beneficial interests retained by the Company and (2) beneficial interests that represent compensation for services.

Securities Sold, Not Yet Purchased

The Consolidated Funds may enter into short sales whereby a security is sold that it does not own in anticipation of a decline in the value of that security. To enter a short sale, the Consolidated Funds may need to borrow the security for delivery to the buyer. On each day the short sale is open, the liability for the obligation to replace the borrowed security is marked to market, and an unrealized gain or loss equal to the difference between the price at which the security was sold and the cost of replacing the security is recorded. The liability in respect to securities sold short traded on an exchange is stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market, and listed securities, for which no sale was reported on that date, are stated at the last quoted ask price. While the transaction is open, the Consolidated Funds will also incur an expense for any accrued interest payable to the lender of that security and for borrowing charges for certain positions. A gain or loss is realized and included within net gains of the Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Redemptions Payable

The Consolidated Funds recognize investor redemptions as liabilities when the amount requested in the redemption notice becomes fixed and determinable. Net assets related to redemption notices received for which the dollar amount is not fixed will remain in the net assets of the Consolidated Funds until the amount is determined. As a result, redemptions paid after the end of a reporting period, but based upon capital balances as of the end of the respective reporting period that the redemption relates to are reflected as redemptions payable. As of September 30, 2014 and December 31, 2013, the redemption payable was $2,000,000 and $46,029,000, respectively.

Income of Consolidated Funds

Investment transactions are recorded on a trade-date basis. Realized gains and losses on investment transactions are determined on the specific-identification basis.

Dividends received on equity tranches of structured products are recorded upon receipt and adjusted for any return of capital using the effective interest rate method over the lives of such securities. Interest income

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

is recorded on the accrual basis. Any discounts and premiums on fixed income securities purchased are accreted or amortized into income or expense using the effective interest rate method over the lives of such securities. The effective interest rates are calculated using projected cash flows, including the impact of paydowns on each of the aforementioned securities.

Derivative Instruments

The Consolidated Funds may, from time to time, acquire assets or liabilities that protect against adverse movements in interest rates or credit performance (each a “Hedge Agreement”) with counterparties. The Consolidated Funds and the counterparty to the Hedge Agreement agree to make periodic payments on a specified notional amount. The payments can be made for a set period of time, or may be triggered by a pre-determined credit event. The periodic payments may be based on a fixed or variable interest rate; the change in fair value of a specified security, basket of securities or index; or the return generated by a security. The consolidated CDOs also have a portfolio of credit default swaps which are utilized to obtain synthetic exposure to credit risk. These swaps are used as trading instruments, and not for hedging purposes.

The Consolidated Funds recognize all derivatives as assets or liabilities in the consolidated statements of financial condition at fair value. Changes in fair value are recognized in the consolidated statements of comprehensive income.

In connection with their derivative activities, the Consolidated Funds have elected not to offset fair value amounts recognized for cash collateral against fair value amounts recognized for net derivative positions executed with the same counterparty under the same master netting arrangement. At September 30, 2014 and December 31, 2013, the Consolidated Funds have cash collateral receivables of approximately $80,174,000 and $160,004,000, respectively with counterparties under the same master netting arrangement and is included in restricted cash in the consolidated statements of financial condition.

Income Taxes

The Consolidated Funds are generally not subject to U.S. federal and state income taxes and, consequently, no income tax provision has been made in the accompanying consolidated financial statements because individual investors are responsible for taxes on their proportionate share of the taxable income.

New Accounting Pronouncements

In December 2011, the FASB issued ASU 2011-11, Disclosures About Offsetting Assets and Liabilities (“ASU 2011-11”), which created new disclosure requirements about the nature of an entity’s rights of setoff and related arrangements associated with its financial instruments and derivative instruments. In January 2013, the FASB issued ASU 2013-01, Clarifying the Scope of Disclosures About Offsetting Assets and Liabilities (“ASU 2013-01”), that provides clarification about which instruments and transactions are subject to ASU 2011-11. The adoption of ASU 2011-11 and ASU 2013-01 on January 1, 2013 did not have a material impact on the Company’s consolidated financial statements.

In June 2013, the FASB issued ASU 2013-08, Financial Services — Investment Companies (Topic 94): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 provides additional guidance on the characteristics necessary to qualify as an investment company. The Company currently consolidates entities that are investment companies and retains the specialized accounting for those investment companies in its consolidated financial statements. The guidance in ASU 2013-08 is effective for the Company beginning on January 1, 2014. The Company does not expect the adoption of this guidance to change the status of the Company’s investment companies, or have a material impact on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014 09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605 — Revenue Recognition

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

2. Basis of Presentation and Summary of Significant Accounting Policies  – (continued)

(“ASC 605”) and most industry-specific guidance throughout the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Entities are permitted to apply the guidance in ASU 2014-09 using one of the following methods: (1) full retrospective application to each prior period presented, or (2) modified retrospective application with a cumulative effect adjustment to opening retained earnings in the annual reporting period that includes that date of initial application. The requirements of ASU 2014-09 are effective for the Company beginning in the first quarter of 2017. The Company is currently evaluating the impact, if any, that these updates will have on its consolidated financial statements.

3. Investments in Affiliates

The Company applied the Fair Value Option to its direct investments in the ZAIS Managed Entities that are not consolidated, and would have otherwise been subject to the equity method of accounting. At September 30, 2014 and December 31, 2013, the fair value of these investments was approximately $105,000 and $174,000, respectively. For the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012, the Company recorded unrealized gains of approximately $4,000, $32,000 and $218,000, respectively, associated with the investments still held at the end of each respective period. Such amounts are included in net loss on investments in the consolidated statements of comprehensive income.

At September 30, 2014 and December 31, 2013, no equity investment, individually or in the aggregate, held by the Company exceeded 10% of the total consolidated assets or income. As such, the Company did not present separate or summarized financial statements for any of its investees.

4. Fair Value of Investments

The Company follows the fair value measurement and disclosure guidance under U.S. GAAP, which establishes a hierarchical disclosure framework. This framework prioritizes and ranks the level of market price observability used in measuring investments at fair value. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). Market price observability is affected by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace including the existence and transparency of transactions between market participants. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in an orderly market generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. In all cases, an instrument’s level within the hierarchy is based upon the market pricing transparency of the instrument and does not necessarily correspond to the Company’s perceived risk or liquidity of the instrument.

Assets and liabilities that are measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Assets and liabilities included in Level 1 include listed securities. As required in the fair value measurement and disclosure guidance under U.S. GAAP, the Company does not adjust the quoted price for these investments. The hierarchy gives highest priority to Level 1.

Level 2 — Fair value is determined based on inputs other than quoted prices that are observable for the asset or liability either directly or indirectly as of the reporting date. This category may include inputs in markets that are not considered to be active. Assets and liabilities which are generally included in this category include corporate bonds and loans, less liquid and restricted equity securities and certain over-the-counter derivatives, including foreign exchange forward contracts.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

Level 3 — Fair value is determined based on inputs that are unobservable for the investment and includes situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value require significant management judgment or estimation and the Company may use models or other valuation methodologies to arrive at fair value. Investments that are included in this category generally include distressed debt, less liquid corporate debt securities, non-investment grade residual interests in securitizations, collateralized debt obligations and certain derivative contracts. The hierarchy gives the lowest priority to Level 3.

The Company measures the fair value of its investments in affiliated funds and securities at the net asset value per share (or its equivalent) (“NAV”). When the Company has the ability to redeem its investment at its NAV at the measurement date, the Company classifies the investment as Level 2. If the Company cannot redeem its investment at its NAV as of the measurement date but the investment may be redeemable at a future date, the Company considers the length of time until the investment will become redeemable in determining whether to classify the investment as Level 2 or Level 3.

The Company considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires significant judgment and considers factors specific to the investment.

Investments where there is an absence or lack of significant observable inputs or that requires significant judgment on the part of the Company are generally classified within Level 3 of the hierarchy. Level 3 investments are fair valued using inputs including contractual terms, market prices, yield curves, credit curves, volatility measure, and recovery rates depending on the instrument.

The Company has established a valuation process that applies for all levels of investments in the valuation hierarchy to ensure that the valuation techniques are consistent and verifiable. The valuation process includes discussions between the valuation team, portfolio management team and the valuation committee (the “Committee”). The Committee consists of senior members of the Company and is co-chaired by the Chief Risk Officer and Chief Financial Officer of the Company. The Committee meets, at least quarterly, to review the results of the valuation process and provides the management committee of the Company with periodic reports. The Committee is responsible for oversight and review of the written valuation policies and procedures and ensuring that they are applied consistently.

The Company determines the fair value of its holdings after giving consideration to one or more of the following inputs: broker quotes (if available), market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets, the financial condition of the issuers, recent trading activity and other information that the Company, in its commercially reasonable business judgment, deems material in determining the fair value. Because of the inherent uncertainty of such valuation, the fair values established for the Company’s holdings may differ from the values that would have been used had a ready market for these securities existed.

The Company utilizes proprietary modeling analysis to support the independent third party broker quotes selected to determine the fair value of investments.

The lack of an established, liquid secondary market for some of the Company’s holdings may have an adverse effect on the market value of those holdings and on the Company’s ability to dispose of them. Additionally, the public markets for the Company’s holdings may experience periods of volatility and periods

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

of reduced liquidity and the Company’s holdings may be subject to certain other transfer restrictions that may further contribute to illiquidity. Such illiquidity may adversely affect the price and timing of liquidations of the Company’s holdings.

The following is a description of the valuation techniques used to measure fair value and the classification of these instruments pursuant to the fair value hierarchy:

Investments

The fair value of investments in CDOs, RMBS and CMBS, corporate bonds and asset-backed securities (“ABS”), are generally determined using broker quotes in combination with observed trading activity and by the use of proprietary valuation models. Generally, the investments are valued monthly. The Company generally receives one to four broker quotes for each security, depending on the type of security being valued. These broker quotes are generally non-binding or indicative in nature. The Company verifies that these broker quotes are reflective of fair value as defined in U.S. GAAP, generally by monitoring trading activity in the markets for the various asset classes traded by the Company and by other market participants during the prior month. The Company utilizes proprietary modeling analysis to support the independent third party broker quotes selected to determine the fair value of investments. The Company then selects the closest broker quote that corresponds to the model output. Historically, the Company has only adjusted a small number of broker quotes when used in determining final valuations for securities as a result of these procedures.

Commercial real estate is valued based on obtaining annual appraisals from leading independent real estate valuation firms, discounted cash flows and or comparable sales.

To the extent broker quotes are not available, or deemed unreliable, the methods and procedures to value these investments may include, but are not limited to: obtaining and using other additional broker quotes deemed reliable; using independent pricing services; performing comparisons with prices of comparable or similar securities; obtaining valuation-related information from the issuers; calculating the present value of future cash flows or by assessing other analytical data and information relating to these investments that is an indication of their value using unobservable inputs.

The significant unobservable inputs used in the fair value measurement of the Company’s investments that are not valued using broker quotes are constant prepayment rates, constant default rates, delinquency rates, security ratings, discount rates, credit spreads, comparability adjustments, and yields. Significant increases (decreases) in these inputs in isolation would be expected to result in a significantly lower (higher) fair value measurement.

Credit Default Swaps

A credit default swap contract is an agreement between a Consolidated Fund and a counterparty where one party to the contract either buys protection (short the underlying credit) or sells protection (long the underlying credit) on an index or subset of an index or a single tranche of an index or a single name entity. The buyer of protection pays a fixed coupon in exchange for receiving one or more payments by the other party upon the occurrence of certain credit triggering events related to the specified instrument. The seller of protection receives a fixed coupon as compensation for making one or more payments upon the occurrence of certain triggering events.

An index or a single name entity trading at a premium (price is above par) is one in which the current spread is tighter (lower) than the stated coupon, and so the buyer of protection will receive upfront the current premium to par and pays the stated coupon going forward. An index or a single name entity trading at a discount (price is below par) is one in which the current spread is wider (higher) than the stated coupon, and so the buyer of protection will pay upfront the current discount to par and pay the stated coupon going forward. On a tranche trade, the buyer may pay upfront points which represent the present value of expected future cash flows of the tranche and/or may pay a running coupon on the tranche. The credit default swap

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

contracts are marked to market based upon the valuation policies previously discussed. Changes in the value of the credit default swap contracts are reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Interest Rate Swaps

An interest rate swap is an agreement between a Consolidated Fund and a counterparty to exchange periodic interest payments where one party to the contract makes a fixed rate payment in exchange for a floating rate payment from the other party. The dollar amount each party pays is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal (notional amount). No principal (notional amount) is exchanged between the two parties at trade initiation date. Only interest payments are exchanged. The contract is marked to market based upon valuation policies previously discussed. Changes in the value of the contract are reported in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Options

The Consolidated Funds are authorized to purchase or write options. When the Consolidated Funds purchase an option, an amount equal to the premium paid is reflected as an asset. The amount of the asset is subsequently marked to market to reflect the current value of the option purchased and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income. When the Consolidated Funds write an option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income. When an option is exercised, the related premium paid (or received) is added to (or subtracted from) the gain or loss recognized on the transaction. When an option expires (or the Consolidated Funds enter into a closing transaction), the Consolidated Fund realizes a gain (loss) on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

Swaptions

The Consolidated Funds may write swaption contracts (“Swaptions”) to manage exposure to fluctuations in interest rates and credit spreads and to enhance portfolio yield. Swaptions written by the Consolidated Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call Swaption is exercised, the writer will enter into a swap and is obligated to pay a fixed rate of interest and receive a floating rate of interest or receive protection payments on a credit index in exchange. If a written put Swaption is exercised, the writer will enter into a swap and is obligated to pay a floating rate of interest or make protection payments on a credit index and receive a fixed rate in exchange. Swaptions are marked to market based upon quotations from market makers, and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income. When the Consolidated Funds write a Swaption, the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the Swaption. A gain or loss is recognized when Swaptions expire or are closed. Premiums received from writing Swaptions that expire are treated by the Consolidated Funds as realized gains from Swaptions written. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. The Consolidated Funds bear the market risk on Swaptions arising from any change in index values or interest rates.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

Total Return Swap

A total return swap contract is an agreement between the Consolidated Funds and a counterparty to exchange the return on a security for a floating rate index plus a spread. The return on the security includes income such as coupons and the change in its value. The total return swap contracts are marked to market based upon quotations from market makers, and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Foreign Exchange Forward Contracts

The Consolidated Funds are authorized to enter into foreign exchange forward contracts as a hedge against specific transactions or portfolio positions. A foreign exchange forward contract is marked to reflect the current value of the contract, based upon quoted market prices, and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Cashflow Swap

A cashflow swap contract is an agreement between the Consolidated Funds and a counterparty, whereby the counterparty will fund a portion of the amounts payable on certain CDO notes payable or certain other derivative contracts if the cash flows from the underlying investments are insufficient to pay such amounts. The cashflow swap contracts are marked to market based upon quotations from market makers, and the change in fair value is reported as net change in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

Notes Payable of Consolidated CDOs

In accordance with ASU 2014-13, the Company can elect to measure both the financial assets and the financial liabilities of the CDOs in its consolidated financial statements using the more observable of the fair value of the financial assets or the fair value of the financial liabilities. The Notes Payable of Consolidated CDOs’ are measured using the fair value of the financial assets.

Upon adoption of ASU 2014-13, the notes are measured as (1) the sum of the fair value of the financial assets and the carrying value of any nonfinancial assets held temporarily, less (2) the sum of the fair value of any beneficial interests retained by the Company (other than those that represent compensation for services) and the Company’s carrying value of any beneficial interests that represent compensation for services.

Investment in Affiliates

Under U.S. GAAP, the Company is permitted, as a practical expedient, to estimate the fair value of its investments in other investment companies using the NAV (or its equivalent) of the investment company. Accordingly, the Company utilizes the practical expedient in valuing its investments in the unconsolidated ZAIS Managed Entities, which is an amount equal to the sum of the Company’s proportionate interest in the capital accounts of the affiliated funds at fair value. The fair value of the assets and liabilities of the ZAIS Managed Entities are determined by the Company in accordance with its valuation policies described above. The resulting net gains or losses on investments are included in net loss on investments in the consolidated statements of comprehensive income.

At September 30, 2014 and December 31, 2013, the Company held investments in three unconsolidated ZAIS Managed Entities. The valuation of the investments in these entities represents the amount the Company would receive at September 30, 2014 and December 31, 2013, respectively, if it were to liquidate its investments in the funds. The Company has the ability to liquidate its investments according to the provisions of the respective funds’ agreements.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis within the fair value hierarchy levels at September 30, 2014:

	September 30, 2014
	(Dollars in thousands)
	Level 1	Level 2	Level 3	Total
Assets, at fair value
Investments in affiliates
Funds	$—	$105	$—	$105
Investments, at fair value
Collateralized debt obligations	—	—	412,158	412,158
Commercial mortgage-backed securities	—	—	4,651	4,651
Corporate bonds	—	1,993	—	1,993
Residential mortgage-backed securities	—	—	76,048	76,048
Asset-backed securities and other	—	—	35,269	35,269
High yield corporate loans	—	—	588,082	588,082
Total investments, at fair value	—	1,993	1,116,208	1,118,201
Investments in affiliated securities
Funds	—	29,472	—	29,472
Derivative assets, at fair value
Forward currency contracts	—	961	—	961
Credit default swaps	—	—	1,969	1,969
Total derivative assets, at fair value	—	961	1,969	2,930
Total assets, at fair value	$—	$32,531	$1,118,177	$1,150,708
Liabilities, at fair value
Notes payable of consolidated CDOs, at fair value
Notes payable of consolidated CDOs	$—	$—	$784,940	$784,940
Securities sold, not yet purchased
Corporate bonds	—	57,118	—	57,118
Derivative liabilities, at fair value
Credit default swaps	—	—	6,600	6,600
Cashflow swaps	—	754	—	754
Total derivative liabilities, at fair value	—	754	6,600	7,354
Total liabilities, at fair value	$—	$57,872	$791,540	$849,412

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

The following table summarizes the Company’s assets and liabilities measured at fair value on a recurring basis within the fair value hierarchy levels at December 31, 2013:

	December 31, 2013
	(Dollars in thousands)
	Level 1	Level 2	Level 3	Total
Assets, at fair value
Investments in affiliates
Funds	$—	$174	$—	$174
Investments, at fair value
Collateralized debt obligations	—	—	707,718	707,718
Commercial mortgage-backed securities	—	—	6,738	6,738
Corporate bonds	—	26,411	—	26,411
Residential mortgage-backed securities	—	—	63,091	63,091
Asset-backed securities and other	—	—	95,281	95,281
Total investments, at fair value	—	26,411	872,828	899,239
Investments in affiliated securities
Funds	—	23,272	—	23,272
Collateralized loan obligations	—	—	26,460	26,460
Total investments in affiliated securities	—	23,272	26,460	49,732
Derivative assets, at fair value
Options	1,167	—	—	1,167
Swaptions	—	6,702	—	6,702
Total return swaps	—	—	2,727	2,727
Credit default swaps	—	—	2,300	2,300
Total derivative assets, at fair value	1,167	6,702	5,027	12,896
Total assets, at fair value	$1,167	$56,559	$904,315	$962,041
Liabilities, at fair value
Notes payable of consolidated CDOs, at fair value
Notes payable of consolidated CDOs	$—	$—	$730,348	$730,348
Securities sold, not yet purchased
Corporate bonds	—	14,693	—	14,693
Derivative liabilities, at fair value
Credit default swaps	—	—	20,187	20,187
Cashflow swaps	—	1,769	—	1,769
Foreign exchange forward contracts	—	106	—	106
Total derivative liabilities, at fair value	—	1,875	20,187	22,062
Total liabilities, at fair value	$—	$16,568	$750,535	$767,103

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

The following table summarizes the changes in the Company’s Level 3 assets and liabilities for the nine months ended September 30, 2014:

	September 30, 2014
	(Dollars in thousands)
	Beginning Balance January 1, 2014	Purchases/ Issuances	Sales/ Redemptions/ Settlements	Total Realized and Unrealized Gains/Losses	Transfers to (from) Level 3	Ending Balance September 30, 2014	Change in Unrealized Gains/Losses Relating to Assets and Liabilities Still Held
Collateralized debt obligations	$707,718	$131,377	$(462,615)	$35,678	$—	$412,158	$3,992
Commercial mortgage-backed securities	6,738	2,862	(5,251)	302	—	4,651	(76)
Residential mortgage-backed securities	63,091	35,097	(26,569)	4,429	—	76,048	3,951
Asset-backed securities and other	95,281	4,268	(82,682)	18,402	—	35,269	(15,155)
High yield corporate loans	—	732,794	(143,014)	(1,698)	—	588,082	293,304
Collateralized loan obligations	26,460	14,500	(39,000)	(1,960)	—	—	—
Total return swaps	2,727	—	—	(2,727)	—	—	—
Credit default swaps	2,300	2,741	(3,546)	474	—	1,969	733
Total assets, at fair value	$904,315	$923,639	$(762,677)	$52,900	$—	$1,118,177	$286,749
Notes payable of consolidated CDOs	$730,348	$635,316	$(491,604)	$(89,120)	$—	$784,940	$(58,120)
Credit default swaps	20,187	22,475	(18,736)	(17,326)	—	6,600	(1,773)
Total liabilities, at fair value	$750,535	$657,791	$(510,340)	$(106,446)	$—	$791,540	$(59,893)

The following table summarizes the changes in the Company’s Level 3 assets and liabilities for the year ended December 31, 2013:

	December 31, 2013
	(Dollars in thousands)
	Beginning Balance January 1, 2013	Purchases/ Issuances	Sales/ Redemptions/ Settlements	Total Realized and Unrealized Gains/Losses	Transfers to (from) Level 3	Ending Balance December 31, 2013	Change in Unrealized Gains (Losses) Relating to Assets and Liabilities Still Held
Collateralized debt obligations	$1,230,546	$108,411	$(650,091)	$18,852	$—	$707,718	$(31,911)
Commercial mortgage-backed securities	5,297	—	(2,535)	3,976	—	6,738	3,434
Residential mortgage-backed securities	23,594	73,731	(39,619)	5,385	—	63,091	6,280
Asset-backed securities and other	108,773	14,551	(45,053)	17,010	—	95,281	26,869
Collateralized loan obligations	—	24,500	—	1,960	—	26,460	—
Total return swaps	2,677	—	—	50	—	2,727	50
Credit default swaps	2,779	2,872	(4,326)	975	—	2,300	2,396
Total assets, at fair value	$1,373,666	$224,065	$(741,624)	$48,208	$—	$904,315	$7,118
Notes payable of consolidated CDOs	$1,043,359	$—	$(373,333)	$60,322	$—	$730,348	$(66,985)
Total return swaps	—	—	(69)	69	—	—	—
Credit default swaps	52,608	9,171	(15,907)	(25,685)	—	20,187	27,136
Total liabilities, at fair value	$1,095,967	$9,171	$(389,309)	$34,706	$—	$750,535	$(39,849)

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

The Company records transfers between Level 1, Level 2 and Level 3, if any, at the beginning of the period.

There were no transfers between Level 1, Level 2 and Level 3 during the nine months ended September 30, 2014 and the year ended December 31, 2013.

The tables below summarize information about the significant unobservable inputs used in determining the fair value of the Level 3 assets and liabilities held by the Consolidated Funds at September 30, 2014 and December 31, 2013:

Investment Type	Fair Value at September 30, 2014	Valuation Techniques		Unobservable Input	Amount/ Percentage	Min	Max	Weighted Average
(Dollars in thousands)
Investments, at fair value
Collateralized debt obligations	$19,805	Discounted cash flow model		Discount margin (bps)		252	853	534
				Constant prepayment rate		35%	35%	N/A	(1)
				Constant default rate		0%	4%	N/A	(1)
				Loss severity		30%	70%	N/A	(1)
				Reinvestment price	100
				Reinvestment spread	3.75%
Collateralized debt obligations	392,353	Broker quoted		Not applicable.
Commercial mortgage-backed securities	4,651	Broker quoted		Not applicable.
Residential mortgage-backed securities	16,561	Discounted cash flow model		Discount margin (bps)		161	2,508	809
				Constant prepayment rate		0%	19%	6%
				Constant default rate		0.76%	10%	4%
				Loss severity		0%	150%	53%
Residential mortgage-backed securities	59,487	Broker quoted		Not applicable.
Asset-backed securities and other	35,269	Broker quoted		Not applicable.
High yield corporate loans	588,082	Broker quoted		Not applicable.
Derivative assets, at fair value
Credit default swaps	1,969	Broker quoted		Not applicable.
Total assets, at fair value	$1,118,177
Notes payable of consolidated CDOs, at fair value
Notes payable of consolidated CDOs	$784,940	ASU 2014-13	(2)	Not applicable.
Derivative liabilities, at fair value
Credit default swaps	6,600	Broker quoted		Not applicable.
Total liabilities, at fair value	$791,540

(1)	Weighted Average Constant Prepayment Rate, Weighted Average Constant Default Rate and Weighted Average Loss Severity are flat percentages applied to the respective assets to project future cash flows.
(2)	Valued per ASU 2014-13 as described in Note 2

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

4. Fair Value of Investments  – (continued)

Investment Type	Fair Value at December 31, 2013	Valuation Techniques		Unobservable Input	Amount/ Percentage	Min	Max	Weighted Average
(Dollars in thousands)
Investments, at fair value
Collateralized debt obligations	$69,112	Discounted cash flow model		Discount margin (bps)		345	1,195	837
				Constant prepayment rate		35%	35%	N/A	(1)
				Constant default rate		0%	4%	N/A	(1)
				Loss severity		35%	70%	N/A	(1)
				Reinvestment price	100
				Reinvestment spread	3.50%
Collateralized debt obligations	638,606	Broker quoted		Not applicable.
Commercial mortgage-backed securities	6,738	Broker quoted		Not applicable.
Residential mortgage-backed securities	5,278	Discounted cash flow model		Discount margin (bps)		324	2,634	624
				Constant prepayment rate		0%	18%	8%
				Constant default rate		0%	12%	5%
				Loss severity		0%	150%	40%
Residential mortgage-backed securities	57,813	Broker quoted		Not applicable.
Asset-backed securities and other	95,281	Broker quoted		Not applicable.
Investments in affiliated securities
Collateralized loan obligations	26,460	Broker quoted		Not applicable.
Derivative assets, at fair value
Total return swaps	2,727	Broker quoted		Not applicable.
Credit default swaps	2,300	Broker quoted		Not applicable.
Total assets, at fair value	$904,315
Notes payable of consolidated CDOs, at fair value
Notes payable of consolidated CDOs	$730,348	ASU 2014-13	(2)	Not applicable.
Derivative liabilities, at fair value
Credit default swaps	20,187	Broker quoted		Not applicable.
Total liabilities, at fair value	$750,535

(1)	Weighted Average Constant Prepayment Rate, Weighted Average Constant Default Rate and Weighted Average Loss Severity are flat percentages applied to the respective assets to project future cash flows.
(2)	Valued per ASU 2014-13 as described in Note 2

5. Derivatives

In the normal course of business, the Consolidated Funds utilize derivative contracts in connection with their proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Consolidated Funds’ derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: interest rate, credit and foreign

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

currency exchange rate and equity price risks. In addition to its primary underlying risks, the Consolidated Funds are also subject to additional counterparty risks due to the inability of their counterparties to meet the terms of their contracts.

The Consolidated Funds may enter into various swap contracts, including currency swaps, interest rate swaps, total return swaps and credit default swaps, as part of their investment strategies, to hedge against unfavorable changes in the value of investments, and to protect against adverse movements in interest rates or credit performance with counterparties. Generally, a swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified notional amount of the underlying assets. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

During the term of the swap contract, changes in fair value are recognized as a net unrealized gain (loss) by marking the contracts at fair value. Additionally, the Consolidated Funds record a realized gain (loss) when a swap contract is terminated, and when periodic payments are received or made at the end of each measurement period.

The fair value of open swaps reported in the consolidated statements of financial condition may differ from what would be realized in the event the Consolidated Funds terminated their positions in the contracts. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the aggregate fair value of swap contracts in an unrealized gain position, as well as any collateral posted with the counterparty. The risk is mitigated by having a master netting arrangement between the Consolidated Funds and the counterparty and by the posting of collateral by the counterparty to the Consolidated Funds to cover the Consolidated Funds’ exposure to the counterparty. As discussed in Note 2 to the consolidated financial statements, the Consolidated Funds have elected not to offset fair value amounts. Therefore, the Consolidated Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the fair value of the underlying investments.

The following tables quantify the volume of the Consolidated Funds’ derivative activity, recorded within assets and liabilities in the consolidated statements of financial condition, at September 30, 2014 and December 31, 2013, through a disclosure of notional amounts, in comparison with the fair value of those derivatives. All notional and fair value amounts are disclosed on a gross basis, prior to counterparty and cash collateral netting:

	September 30, 2014
	(Dollars and notional amounts in thousands)
	Derivative Assets			Derivative Liabilities
Primary Underlying Risk	Financial Statement Location	Notional	Fair Value	Financial Statement Location	Notional	Fair Value
Interest rate contracts	Derivative assets, at fair value	—	$—	Derivative liabilities, at fair value	234,553	$754
Credit contracts	Derivative assets, at fair value	77,070	1,969	Derivative liabilities, at fair value	172,072	6,600
Equity contracts	Derivative assets, at fair value	—	—	Derivative liabilities, at fair value	—	—
Foreign exchange contracts	Derivative assets, at fair value	201,200	961	Derivative liabilities, at fair value	—	—
Gross derivative instruments		278,270	$2,930		406,625	$7,354

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

	December 31, 2013
	(Dollars and notional amounts in thousands)
	Derivative Assets			Derivative Liabilities
Primary Underlying Risk	Financial Statement Location	Notional	Fair Value	Financial Statement Location	Notional	Fair Value
Interest rate contracts	Derivative assets, at fair value	1,310,000	$6,702	Derivative liabilities, at fair value	441,219	$1,769
Credit contracts	Derivative assets, at fair value	203,301	5,027	Derivative liabilities, at fair value	296,995	20,187
Foreign exchange contracts	Derivative assets, at fair value	200,000	1,167	Derivative liabilities, at fair value	3,700	106
Gross derivative instruments		1,713,301	$12,896		741,914	$22,062

The following tables identify the net realized gains (losses) and change in unrealized gains/losses on derivative contracts included within net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012:

	Nine Months Ended September 30, 2014
	(Dollars in thousands)
Primary Underlying Risk	Realized Gains (Losses)	Change in Unrealized Gains/Losses	Total
Interest rate contracts	$—	$402	$402
Credit contracts	(855)	(13,013)	(13,868)
Equity contracts	(4,011)	1,208	(2,803)
Foreign exchange contracts	19	147	166
Total	$(4,847)	$(11,256)	$(16,103)

	Year Ended December 31, 2013
	(Dollars in thousands)
Primary Underlying Risk	Realized Gains (Losses)	Change in Unrealized Gains/Losses	Total
Interest rate contracts	$5,205	$(1,067)	$4,138
Credit contracts	(9,798)	(32,087)	(41,885)
Equity contracts	—	—	—
Foreign exchange contracts	(1,763)	2,722	959
Total	$(6,356)	$(30,432)	$(36,788)

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

	Year Ended December 31, 2012
	(Dollars in thousands)
Primary Underlying Risk	Realized Gains (Losses)	Change in Unrealized Gains/Losses	Total
Interest rate contracts	$(597)	$(7,458)	$(8,055)
Credit contracts	(7,000)	(70,785)	(77,785)
Equity contracts	—	—	—
Foreign exchange contracts	(605)	—	(605)
Total	$(8,202)	$(78,243)	$(86,445)

At September 30, 2014 and December 31, 2013, the Consolidated Funds held financial instruments where it is considered to be a seller of credit derivatives under U.S. GAAP. The Consolidated Funds’ written credit derivatives include credit default swaps. The Company believes credit ratings on issuers of underlying reference obligations, together with the period of expiration, are the best indicators of payment/performance risk on written credit derivative contracts. A reference obligation is considered investment grade if its credit rating is BBB- or higher, as rated by Standard & Poor’s (S&P). The following tables set forth the information related to the Consolidated Funds’ written credit derivatives held at September 30, 2014 and December 31, 2013:

	September 30, 2014
	(Dollars and notional amounts in thousands)
		Notional Amount				Fair Value Asset (Liability)
CDS Type	Credit Rating	Less than 1 year	1 – 5 years	Over 5 years	Total
High Yield Index Tranche	Not rated	—	9,900	—	9,900	$(593)
High Yield Single Name	Not rated	—	6,000	10,000	16,000	(42)
CDS Tranche on ABS	Not rated	—	—	5,583	5,583	—
High Yield CLO	Not rated	—	9,987	—	9,987	174
CDO Tranche on Corporate Debt	Investment Grade	—	25,000	45,500	70,500	(1,310)
CDO Tranche on Corporate Debt	Non-Investment Grade	—	12,000	5,172	17,172	(606)
Total		—	62,887	66,255	129,142	$(2,377)

	December 31, 2013
	(Dollars and notional amounts in thousands)
		Notional Amount				Fair Value Asset (Liability)
CDS Type	Credit Rating	Less than 1 year	1 – 5 years	Over 5 years	Total
RMBS Index Tranche	Not rated	—	—	10	10	$(33)
Bespoke-Mezzanine	Not rated	—	55,000	—	55,000	169
High Yield Index Tranche	Not rated	—	5,000	—	5,000	489
CDO Tranche on Corporate Debt	Investment Grade	—	38,300	148,000	186,300	(8,971)
CDO Tranche on Corporate Debt	Non-Investment Grade	—	16,955	77,801	94,756	(3,827)
CDO Tranche on ABS	Not Rated	—	—	5,857	5,857	—
Total		—	115,255	231,668	346,923	$(12,173)

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

The following tables list the average yearly notional amounts and number of contracts held at September 30, 2014 and December 31, 2013, categorized by primary underlying risk:

	September 30, 2014
	(Notional amounts in thousands)
	Long Exposure		Short Exposure
Primary Underlying Risk	Average Yearly Notional Amounts	Number of Contracts at September 30, 2014	Average Yearly Notional Amounts	Number of Contracts at September 30, 2014
Interest rate contracts	275,000	—	507,035	1
Credit contracts	165,260	35	46,284	10
Equity contracts	—	—	—	—
Foreign exchange contracts	100,000	1	—	—
Total	540,260	36	553,319	11

	December 31, 2013
	(Notional amounts in thousands)
	Long Exposure		Short Exposure
Primary Underlying Risk	Average Yearly Notional Amounts	Number of Contracts at December 31, 2013	Average Yearly Notional Amounts	Number of Contracts at December 31, 2013
Interest rate contracts	1,160,000	8	1,183,399	5
Credit contracts	458,211	80	59,823	7
Equity contracts	—	—	—	—
Foreign exchange contracts	100,000	1	10,950	2
Total	1,718,211	89	1,254,172	14

Offsetting of Derivatives

The Consolidated Funds are required to disclose the impact of offsetting assets and liabilities included in the consolidated statements of financial condition to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on their financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement, or meet the following right of setoff criteria: the amounts owed by the Consolidated Funds to another party are determinable, the Consolidated Funds have the right to set off the amounts owed with the amounts owed by the other party, the Consolidated Funds intend to set off and the Consolidated Funds’ right of setoff is enforceable by law.

At September 30, 2014 and December 31, 2013, the Consolidated Funds hold certain derivative instruments that are eligible for offset in the consolidated statements of financial condition, and are subject to master netting arrangements. A master netting arrangement allows the Consolidated Funds and the counterparty to net derivative assets of the Consolidated Funds or collateral held on behalf of the Consolidated Funds against derivative liabilities or payment obligations of the Consolidated Funds to the counterparty. These arrangements also allow the Consolidated Funds and the counterparty to net any derivative liabilities of the Consolidated Funds or collateral sent to the Consolidated Funds against derivatives assets or counterparty payment obligations to the Consolidated Funds.

Balances are presented on a gross basis in the consolidated statements of financial condition prior to the application of the impact of fair value and collateral netting. The following tables present information about

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

certain assets and liabilities that are subject to master netting arrangements (or similar agreements), and can potentially be offset in the consolidated statements of financial condition at September 30, 2014 and December 31, 2013:

Offsetting Derivative Assets

	September 30, 2014
	(Dollars in thousands)
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statements of Financial Condition	Net Amounts of Assets Presented in the Consolidated Statements of Financial Condition		Gross Amounts Not Offset in the Consolidated Statements of Financial Condition
				Financial Instruments	Cash Collateral Received	Net Amount
Investments in derivatives, at fair value	$2,930	$—	$2,930		$(1,324)	$—	$1,606
Total	$2,930	$—	$2,930		$(1,324)	$—	$1,606

Offsetting Derivative Liabilities

	September 30, 2014
	(Dollars in thousands)
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Financial Condition	Net Amounts of Liabilities Presented in the Consolidated Statements of Financial Condition		Gross Amounts Not Offset in the Consolidated Statements of Financial Condition
				Financial Instruments	Cash Collateral Pledged	Net Amount
Investments in derivatives, at fair value	$7,354	$—	$7,354		$(1,324)	$(2,015)	$4,015
Total	$7,354	$—	$7,354		$(1,324)	$(2,015)	$4,015

Offsetting Derivative Assets

	December 31, 2013
	(Dollars in thousands)
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statements of Financial Condition	Net Amounts of Assets Presented in the Consolidated Statements of Financial Condition		Gross Amounts Not Offset in the Consolidated Statements of Financial Condition
				Financial Instruments	Cash Collateral Received	Net Amount
Investments in derivatives, at fair value	$12,896	$—	$12,896		$(412)	$—	$12,484
Total	$12,896	$—	$12,896		$(412)	$—	$12,484

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

5. Derivatives  – (continued)

Offsetting Derivative Liabilities

	December 31, 2013
	(Dollars in thousands)
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statements of Financial Condition	Net Amounts of Liabilities Presented in the Consolidated Statements of Financial Condition		Gross Amounts Not Offset in the Consolidated Statements of Financial Condition		Net Amount
				Financial Instruments	Cash Collateral Pledged
Investments in derivatives, at fair value	$22,062	$—	$22,062		$(412)	$(16,331)	$5,319
Total	$22,062	$—	$22,062		$(412)	$(16,331)	$5,319

6. Variable Interest Entities

In the ordinary course of business, the Company sponsors the formation of VIEs that can be broadly classified into the following categories: hedge funds, hybrid private equity funds and securitized structures (CDOs). The Company generally serves as the investment advisor or collateral manager with decision-making abilities for these entities. The Company has not recorded any liabilities with respect to VIEs that are not consolidated. Certain ZAIS Managed Entities, including the CDOs, are VIEs.

Funds

Substantially all of the ZAIS Managed Entities qualify for the deferral granted under ASU 2010-10, Amendments to Statement 167 for Certain Investment Funds (“ASU 2010-10”). Accordingly, the Company’s determination of whether it is the primary beneficiary of a fund that is a VIE and qualifies for the deferral is based on whether it is the variable interest holder that absorbs the majority of the expected losses or receives a majority of the expected residual returns (or if the Company is the most closely related party of the related party/de-facto agency group that absorbs a majority of the fund’s expected losses or receives a majority of the entity’s expected residual returns). Fund investors are entitled to substantially all of the economics of these VIEs, with the exception of management fees and incentive income, if any, earned by the Company. Accordingly, the determination of whether the Company is the primary beneficiary of these funds is not impacted by changes in the underlying assumptions made regarding future results or expected cash flows of these VIEs.

Securitized Structures

The Company acts as collateral manager for CDOs that are VIEs. These are entities that issue collateralized notes which offer investors the opportunity for returns that vary commensurately with the risks they assume. The notes issued by the CDOs are generally backed by asset portfolios consisting of loans, other debt or other derivatives. The Company receives collateral management fees (which in some cases are waived in lieu of owning the equity tranche) for acting as the collateral manager for these structures, and, subject to hurdle rates, may earn incentive income based on the performance of the vehicles.

The deferral granted under ASU 2010-10 does not apply to securitized structures. Accordingly, the determination of whether the Company is the primary beneficiary that would consolidate these entities is based on a determination of whether the Company has (i) the power to direct the activities of the entity that most significantly impact its economic performance, and (ii) the obligations to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. The Company determined that it possesses the power to direct the activities of the CDOs (with the exception of CLOs that are still in the warehouse stage) that most significantly impact their economic performance through its role as the collateral manager. In addition, the Company determined that it has the right to receive benefits from the

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

6. Variable Interest Entities  – (continued)

CDOs that could potentially be significant, on a quantitative and qualitative basis. As a result, the Company consolidates certain securitized structures which it manages. CLOs that are still in the warehouse phase are VIEs. The Company does not consider itself to be the primary beneficiary of these entities because it does not have the power to direct the activities that most significantly impact the economic performance of these structures. Therefore, the CLOs that are still in the warehouse phase have not been consolidated by the Company.

The following table presents the assets and liabilities of entities that are VIEs, and consolidated by the Company on a gross basis prior to eliminations due to consolidation at September 30, 2014 and December 31, 2013:

	September 30, 2014			December 31, 2013
	CDOs	Funds	Total	CDOs	Funds	Total
	(Dollars in thousands)
Assets
Assets of Consolidated Funds
Cash and cash equivalents	$157,906	$41,842	$199,748	$59,424	$74,144	$133,568
Restricted cash	—	80,174	80,174	135,317	24,687	160,004
Investments, at fair value	778,627	329,929	1,108,556	565,914	325,347	891,261
Investments in affiliated securities, at fair value	—	36,161	36,161	—	39,104	39,104
Derivative assets, at fair value	559	2,371	2,930	3,404	9,492	12,896
Due from affiliates	—	162	162	—	3,869	3,869
Other assets	8,351	3,305	11,656	12,829	8,222	21,051
Total Assets	$945,443	$493,944	$1,439,387	$776,888	$484,865	$1,261,753
Liabilities
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	$821,102	$—	$821,102	$743,180	$—	$743,180
Derivative liabilities, at fair value	3,229	4,125	7,354	21,101	14,693	35,794
Securities sold, not yet purchased	—	57,118	57,118	—	961	961
Other liabilities	121,112	15,743	136,855	12,607	50,063	62,670
Total Liabilities	$945,443	$76,986	$1,022,429	$776,888	$65,717	$842,605

The assets presented in the table above belong to the investors in those entities, are available for use only by the entity to which they belong and are not available for use by the Company. The Consolidated Funds have no recourse to the general credit of the Company with respect to any liability. The Company also consolidates entities that are not VIEs, the assets and liabilities of which are not included in the table above.

The Company has a minimal direct entity ownership, if any, in the non-consolidated entities that are VIEs and its involvement is generally limited to providing asset management services. The Company’s exposure to loss from these entities is limited to a decrease in the management fees and incentive income that has been earned and accrued, as well as any direct equity ownership in the VIEs. The net assets of these VIEs were approximately $113,526,000 and $524,670,000 at September 30, 2014 and December 31, 2013, respectively. The Company does not provide, nor is it required to provide, any type of financial support to

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

6. Variable Interest Entities  – (continued)

these entities. At September 30, 2014 and December 31, 2013, the Company’s maximum exposure to loss as a result of its involvement with the non-consolidated VIEs was approximately $243,000 and $532,000, respectively.

7. Management Fee Income and Incentive Income

Management fees earned by the Company for funds and accounts with hedge fund-style fee arrangements generally range from 0.50% to 1.25%, annually, based on net asset value of these funds and accounts prior to the accrual of incentive fees/allocations. Management fees earned by the Company for funds and accounts with private equity-style fee arrangements generally range from 0.50% to 1.50%, annually, based on either the net asset value of these funds and accounts prior to the accrual of incentive fees/allocations or on the amount of capital committed to these funds and accounts by its investors. Management fees earned by the Company for the CDOs managed by the Company generally range from 0.15% to 0.50%, annually, and are generally based on the par value of the collateral and cash held in the CDOs.

For funds and accounts with hedge fund-style fee arrangements, incentive income earned by the Company generally ranges from 10% to 20% of the net realized and unrealized profits attributable to each investor, subject to a hurdle (if any) set forth in each respective entity’s operative agreement. Additionally, all of the Company’s funds and accounts with hedge fund-style fee arrangements are subject to a perpetual loss carry forward, or perpetual “high-water mark,” meaning that the funds and accounts will not pay incentive fees/allocations to the Company with respect to positive investment performance generated for an investor in any year following negative investment performance until that loss is recouped, at which point an investor’s capital balance surpasses the high-water mark. The funds and accounts pay incentive fees/allocations to the Company on any net profits in excess of the high-water mark.

For funds and accounts with private equity-style fee arrangements, incentive income earned by the Company is generally 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in each fund’s advisory agreement.

For CDOs, incentive income earned by the Company generally ranges from 10% to 20% of all profits, subject to the return of contributed capital (and subordinate management fees, if any), and a preferred return as specified in the respective CDOs’ collateral management agreements.

The following tables represent the gross amounts of incentive income earned by the Company prior to eliminations due to consolidation of the Consolidated Funds and the net amount reported in the Company’s consolidated statements of comprehensive income for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012:

	Nine Months Ended September 30, 2014
	(Dollars in thousands)
	Gross Amount	Elimination	Net Amount
Management Fee Income
Hedge funds	$3,705	$(1,802)	$1,903
Managed accounts	4,090	—	4,090
Private equity	13,921	(6,880)	7,041
REIT	1,705	—	1,705
Total	$23,421	$(8,682)	$14,739

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

7. Management Fee Income and Incentive Income  – (continued)

	Nine Months Ended September 30, 2014
	(Dollars in thousands)
	Gross Amount	Elimination	Net Amount
Incentive Income
Hedge funds	$2,754	$(94)	$2,660
Managed accounts	827	—	827
Private equity	48,962	(10,706)	38,256
REIT	—	—	—
Total	$52,543	$(10,800)	$41,743

	Year Ended December 31, 2013
	(Dollars in thousands)
	Gross Amount	Elimination	Net Amount
Management Fee Income
Hedge funds	$7,052	$(3,404)	$3,648
Managed accounts	3,751	—	3,751
Private equity	23,844	(6,768)	17,076
REIT	2,104	—	2,104
Total	$36,751	$(10,172)	$26,579
Incentive Income
Hedge funds	$10,068	$(7,596)	$2,472
Managed accounts	885	—	885
Private equity	27,098	(11,620)	15,478
REIT	—	—	—
Total	$38,051	$(19,216)	$18,835

	Year Ended December 31, 2012
	(Dollars in thousands)
	Gross Amount	Elimination	Net Amount
Management Fee Income
Hedge funds	$5,136	$(3,448)	$1,688
Managed accounts	2,474	—	2,474
Private equity	28,898	(3,392)	25,506
REIT	878	—	878
Total	$37,386	$(6,840)	$30,546
Incentive Income
Hedge funds	$26,973	$(23,783)	$3,190
Managed accounts	2,455	—	2,455
Private equity	98,114	(4,196)	93,918
REIT	—	—	—
Total	$127,542	$(27,979)	$99,563

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

7. Management Fee Income and Incentive Income  – (continued)

At September 30, 2014 and December 31, 2013, approximately $6,309,000 and $3,797,000, respectively, were accrued for management fee income and incentive income but not received, and included in income and fees receivable in the consolidated statements of financial condition.

8. Discontinued Operations

ZAIS Japan Limited (“ZAIS Japan”), a wholly-owned subsidiary, ceased operations in April 2012, and began an orderly liquidation at that time. In November 2012, all remaining economic obligations of ZAIS Japan were satisfied, and approximately $15,000 was returned to the Company from the liquidator. A third-party firm was retained to represent the Company’s interests in ZAIS Japan, including providing servicing to the Company’s existing investor clients. The total loss on disposal for the year ended December 31, 2012 amounted to approximately $1,241,000, and is included in income (loss) from operations of discontinued business component in the consolidated statements of comprehensive income.

9. Debt Obligations

Notes Payable

In December 2012, the Company issued four notes in the aggregate amount of approximately $1,400,000, to facilitate the repurchase of Company membership interests of certain former employees. The notes call for two equal payments of principal in both September 2013 and June 2014, and carry an interest rate of one-month LIBOR plus 450 basis points, with interest payable on the maturity date. In September 2013, the Company made principal payments on the notes totaling approximately $719,000. The remaining outstanding principal balance of the notes including accrued interest was approximately $781,000 at December 31, 2013. The notes were fully paid off as of June 30, 2014.

Notes Payable of Consolidated CDOs

The Company consolidates the CDOs it manages. As a result, the senior and subordinated notes issued by the CDOs are included in the Company’s consolidated statements of financial condition. Notes payable of the consolidated CDOs are collateralized by the assets held by the CDOs, and the assets of one CDO may not be used to satisfy the liabilities of another. This collateral generally consists of loans, other debt and other derivatives. The stated maturity dates for the notes issued by the CDOs range from 2019 to 2057.

At September 30, 2014 and December 31, 2013, the fair value of the CDO assets are approximately $784,940,000 and $730,348,000, respectively. The components of the CDO assets and liabilities and the eliminations for the Consolidated Fund’s investments in CDOs, are as follows:

	September 30, 2014	December 31, 2013
	(Dollars in thousands)
Cash and cash equivalents	$157,906	$59,424
Restricted cash	—	135,317
Investments, at fair value:
Collateralized debt obligations	151,928	473,035
Commercial mortgage-backed securities	1,773	6,738
Residential mortgage-backed securities	14,108	14,018
Asset-backed securities and other	22,736	72,123
High yield corporate loans	588,082	—
	778,627	565,914
Derivative assets (liabilities), net, at fair value	(2,670)	(17,697)
Other assets (liabilities), net	(112,761)	222

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

9. Debt Obligations  – (continued)

	September 30, 2014	December 31, 2013
	(Dollars in thousands)
Notes payable of consolidated CDOs, at fair value	821,102	743,180
Elimination of Consolidated Fund’s investments in CDOs	(36,162)	(12,832)
Notes payable of consolidated CDOs, at fair value (net of eliminations)	$784,940	$730,348

As discussed in Note 2, the Company has elected to carry these notes at fair value in its consolidated statements of financial condition. Accordingly, the Company measured the fair value of notes payable (as a group including both the senior and subordinated notes) as (1) the sum of the fair value of the financial assets and the carrying value of any nonfinancial assets held temporarily, less (2) the sum of the fair value of any beneficial interests retained by the Company (other than those that represent compensation for services) and the Company’s carrying value of any beneficial interests that represent compensation for services. The Company allocated the resulting amount to the different classes of notes based on the CDO’s waterfall on an as liquidated basis.

The tables below present information related to the CDO notes outstanding at September 30, 2014 and December 31, 2013. The subordinated notes have no stated interest rate, and are entitled to any excess cash flows after contractual payments are made to the senior notes.

	September 30, 2014
	(Dollars in thousands)
	Borrowings Outstanding	Fair Value	Weighted Average Interest Rate	Weighted Average Maturity in Years
Senior Secured Notes	$940,782	$783,695	1.70%	19.02
Subordinated Notes	58,802	1,245	N/A	22.01
Total	$999,584	$784,940

	December 31, 2013
	(Dollars in thousands)
	Borrowings Outstanding	Fair Value	Weighted Average Interest Rate	Weighted Average Maturity in Years
Senior Secured Notes	$980,056	$614,529	1.48%	32.69
Subordinated Notes	139,840	115,819	N/A	19.80
Total	$1,119,896	$730,348

10. Compensation

Employees are eligible to receive discretionary incentive cash compensation (the “Bonus Award”) on an annual basis. The amount of the Bonus Award is based on, among other factors, both individual performance and the financial results of the Company. For certain employees, as documented in an underlying agreement (the “Bonus Agreement”), the Bonus Award is further subject to a retention-based payout schedule that generally provides for 30% of the Bonus Award to vest and be paid incrementally over a three-year period (the “Performance Years”). The Company expenses all current cash Incentive Compensation Award payments in the first year. All future payments are amortized equally over the required service period over the remaining term of the Bonus Award as defined in the Bonus Award Agreements. In the event an award is forfeited under the terms of the Bonus Agreement, the corresponding accruals will be reversed. For the nine months ended

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

10. Compensation  – (continued)

September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012, the Company recorded compensation expense of approximately $8,336,000 and $20,282,000 and $11,674,000, respectively, related to annual bonuses. At September 30, 2014, the Company also expects to pay approximately $9,742,000 in bonuses that will vest over the next three years.

The Company has entered into Points Agreements with certain of its employees whereby these employees have been granted rights to participate in a portion of the incentive income of certain funds stipulated under the Points Agreements. The Company recorded compensation expense of approximately $7,950,000, $7,752,000 and $35,804,000, related to incentive fee compensation related to the Points Agreements, for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012, respectively.

In 2013, the Company established the ZAIS Group, LLC Income Unit Plan. Under the Income Unit Plan, certain employees are entitled to receive a fixed percentage of the Company’s distributable income, as defined in the Income Unit Plan document. Payout of 85% of the estimated award is made in December of the Performance Year, and the remaining balance is payable within 30 days of the issuance of the Company’s audit report for the year. An employee must be actively employed by the Company on each scheduled payment date to receive the relevant distribution. The Company recorded compensation expense of approximately $6,225,000 and $3,979,000 related to the Income Unit Plan for the nine months ended September 30, 2014 and for the year ended December 31, 2013, respectively. Amounts payable under the Income Unit Plan were approximately $6,210,000 and $843,000 at September 30, 2014 and December 31, 2013, which is included in compensation payable in the consolidated statements of financial condition.

11. Income Taxes

The Company operates in the United States as a limited liability company that is treated as a partnership for United States federal income tax purposes. As such, the Company files a partnership tax return for federal, state and local taxes. The Company also has consolidated subsidiaries that are organized in the United States, United Kingdom, Japan and China. Due to the Company’s legal structure, only a portion of the income earned by the Company is subject to taxes in foreign jurisdictions.

ZAIS London is subject to a United Kingdom. corporate tax, which is assessed at 20.75% on profit on ordinary activities in 2014, 2013 and 2012. ZAIS Japan was subject to a Japanese national and local income tax, which was assessed at 28% and 6%, respectively, until the subsidiary was dissolved in 2012. Solutions Shanghai is subject to a Chinese corporate income tax, which is assessed at 25% on net taxable income calculated under Chinese Corporate Income Tax Law and some local taxes. For the year ended December 31, 2012, the Company had approximately $9,000 in income tax benefit due to discontinued operations from ZAIS Japan.

The Company records DTAs and DTLs for the difference between the tax basis of assets and liabilities and the amounts recorded for financial reporting purposes, using enacted tax rates. Deferred tax expenses and benefits are recognized in the consolidated statements of comprehensive income for changes in DTAs and DTLs.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

11. Income Taxes  – (continued)

The provision for income taxes for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012, consists of the following:

	Nine Months Ended September 30, 2014
	(Dollars in thousands)
	Current Tax Expense (Benefit)	Deferred Tax Expense (Benefit)	Total
China	$17	$—	$17
UK	2	—	2
Total Income Taxes	$19	$—	$19

	Year Ended December 31, 2013
	(Dollars in thousands)
	Current Tax Expense (Benefit)	Deferred Tax Expense (Benefit)	Total
China	$282	$—	$282
UK	47	—	47
Total Income Taxes	$329	$—	$329

	Year Ended December 31, 2012
	(Dollars in thousands)
	Current Tax Expense (Benefit)	Deferred Tax Expense (Benefit)	Total
China	$497	$(148)	$349
UK	68	—	68
Total Income Taxes	$565	$(148)	$417

At September 30, 2014 and December 31, 2013, the Company was not required to establish a liability for uncertain tax positions, as discussed in Note 2.

12. Related Party Transactions

The Company offers a range of alternative and traditional investment strategies through private accounts and pooled investment vehicles. The Company earns substantially all of its management fees and incentive income from the ZAIS Managed Entities, which are considered related parties as the Company manages the operations of, and makes investment decisions for, these funds. Such fees are calculated under agreements between the Company and each of the ZAIS Managed Entities. The Company considers its principals, executives, employees and all ZAIS Managed Entities to be affiliates and related parties.

The Company invests in some of its subsidiaries and some of the ZAIS Managed Entities. Investments in subsidiaries and certain ZAIS Managed Entities that are consolidated are eliminated. Investments in certain ZAIS Managed Entities not consolidated are further described in Note 3.

On September 30, 2014, ZGP made a distribution-in-kind to its members of its full partnership interest in ZAIS Value-Added Real Estate Fund I, LP, a Consolidated Fund. The value of the partnership interest at the time of the distribution was approximately $5,310,000 and is reflected as a distribution-in-kind from members’ equity and a corresponding increase to equity attributable to non-controlling interests of Consolidated Funds in the consolidated statements of changes in equity, non-controlling interests and redeemable non-controlling interests.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

12. Related Party Transactions  – (continued)

The Company did not charge management fee income or earn incentive income on investments made in the ZAIS Managed Entities by the Company’s principals, executives, employees and other related parties. The total amount of investors’ capital balances that are not being charged fees are approximately $32,350,000 and $32,580,000 at September 30, 2014 and December 31, 2013, respectively.

From time to time, ZAIS may pay related research expenses directly to vendors, and subsequently invoices these costs to the respective ZAIS Managed Entities based upon certain criteria. At September 30, 2014 and December 31, 2013, approximately $477,000 and $330,000, respectively, was due to the Company from the ZAIS Managed Entities as a result of this arrangement. These amounts are included in due from related parties in the consolidated statements of financial condition.

Related Party Transactions of Consolidated Funds

During the nine months ended September 30, 2014, ZAIS CLO I sold high yield corporate loans with an aggregate principal amount of $16,500,000 to ZAIS CLO 2 while ZAIS CLO 2 was in the warehouse phase for approximately $18,930,000. For the year ended December 31, 2012, one of the Consolidated Funds sold an RMBS, with a principal balance of $1,000,000, for approximately $800,000 to one of the unconsolidated ZAIS Managed Entities. There were no such transactions for the year ended December 31, 2013.

In February 2011, ZAIS Opportunity Master Fund, Ltd. (the “Opportunity Fund”), a Consolidated Fund, committed approximately $12,000,000 to the acquisition of notes issued by Proprius Capital PLC (“Proprius”), an affiliated entity, in order to generate an unlevered contractual net return to the Opportunity Fund. Proprius used the proceeds of such notes to make short-term secured loans to relatively small U.K. agricultural businesses. ZAIS Group (UK) Limited (formerly ZAIS Group International LLP), a subsidiary of ZAIS, acts as the servicer to originate and service the loan assets, and charges an annual servicing fee of 50 basis points on the drawn amount as an “arm’s-length fee”.

The Opportunity Fund, a Consolidated Fund, held a note that was issued by Proprius (the “Note”) which is presented at net realizable value of approximately $162,000 and $3,869,000 at September 30, 2014 and December 31, 2013, respectively, and is included in due from affiliates in the consolidated statements of financial condition. As of December 18, 2014, all loans issued by Proprius have been discharged and Proprius has made a final repayment of the Note.

The Note paid interest via a discount at 6% per annum, and matures within approximately 90 days. The interest on the Note was approximately $17,000, $242,000 and $419,000 for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012, respectively, and is included in income from Consolidated Funds in the consolidated statements of comprehensive income.

For the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012, Opportunity Fund entered into purchase, sale and short sale transactions with Deutsche Bank, an affiliate entity which employs one of the members of the Board of Directors for the Opportunity Fund. Total purchases at fair value of approximately $0, $36,829,000 and $31,395,000, and total sales at fair value of approximately $4,000, $69,323,000 and $81,000, with net gains (losses) of approximately ($459,000), $1,995,000 and ($70,000) for the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012, respectively, were made with this affiliated party. Total sold short at fair value of approximately $4,012,000, and total buy to cover at fair value of approximately $2,740,000, with a net gain of approximately $173,000, were made in 2013 with this affiliated entity. There were no short sale transactions with Deutsche Bank for the nine months ended September 30, 2014 and the year ended December 31, 2012.

In 2013, Opportunity Fund, a Consolidated Fund, made an investment in ZAIS CLO 1, also managed by the Company, while it was in the warehouse phase. At December 31, 2013, the fair value of this investment is

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

12. Related Party Transactions  – (continued)

approximately $26,460,000 and is included in investments in affiliated securities in the consolidated statements of financial condition. ZAIS CLO 1 closed on March 27, 2014 at which time it was consolidated into the Company’s financial statements.

In 2014 Opportunity Fund made an investment in ZAIS CLO 2 while it was in the warehouse phase. ZAIS CLO 2 closed on September 29, 2014 at which time it was consolidated into the Company’s financial statements.

ZAIS Atlas Fund, LP (“Atlas Fund”), a Consolidated Fund, is a feeder fund that commenced operations in October 2013 and invests solely in ZAIS Atlas Master Fund, LP, a ZAIS managed entity that is not consolidated. At September 30, 2014 and December 31, 2013, the fair value of this investment is approximately $29,472,000 and $23,272,000, respectively, and is included in investments in affiliated securities in the consolidated statements of financial condition. Atlas Fund recorded a gain of approximately $950,000 and $132,000 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively and is included in net gains of Consolidated Funds’ investments in the consolidated statements of comprehensive income.

13. Fixed Assets

Fixed assets consist of the following:

	September 30, 2014	December 31, 2013
	(Dollars in thousands)
Office equipment	$3,044	$2,951
Leasehold improvements	942	1,136
Furniture and fixtures	413	666
Software	402	444
	4,801	5,197
Less accumulated depreciation and amortization	(3,647)	(3,789)
Total	$1,154	$1,408

For the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012, depreciation and amortization expense from continuing operations amounted to approximately $358,000, $499,000 and $374,000, respectively. The change in accumulated depreciation and amortization also includes the change in foreign currency spot rates for each respective periods presented. Fixed asset balances of discontinued operations were written off during 2012, and are included along with the related depreciation and amortization expense in loss from discontinued operations in the consolidated statements of comprehensive income.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

14. Commitments and Contingencies

Lease Obligations

The Company is obligated under operating lease agreements for office space expiring through October 2017. The Company recognizes expense related to its operating leases on a straight-line basis over the lease term. Aggregate future minimum annual rental payments for the periods subsequent to September 30, 2014 are approximately as follows:

Period	Amount
(Dollars in thousands)
Three Months Ending December 31, 2014	$396
Year Ending December 31, 2015	1,537
Year Ending December 31, 2016	1,403
Year Ending December 31, 2017	627
$3,963

For the nine months ended September 30, 2014 and the years ended December 31, 2013 and December 31, 2012, rent expense, which is amortized on a straight-line basis, amounted to approximately $1,275,000, $1,419,000 and $1,313,000, respectively, and is included in general, administrative and other in the consolidated statements of comprehensive income.

Litigation

From time to time, the Company may become involved in various claims and legal actions arising in the ordinary course of business. Management is not aware of any contingencies that would require accrual or disclosure in the financial statements at September 30, 2014 or December 31, 2013.

Other Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

15. Segment Reporting

The ZAIS Managed Entities segment is currently the Company’s only reportable segment, and represents the Company’s core business, as substantially all of the Company’s operations are conducted through this segment. The ZAIS Managed Entities segment provides asset management services to the Company’s credit funds, CDOs and other separately managed accounts.

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds on the Company’s financial position at September 30, 2014 and December 31, 2013, and results of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013 and December 31, 2012:

	September 30, 2014
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in thousands)
Assets
Cash and cash equivalents	$57	$22,618	$—	$—	$22,675
Income and fees receivable	—	6,309	—	(90)	6,219
Investments in affiliates, at fair value	16,754	1,796	—	(18,445)	105
Due from related parties	—	714	—	(140)	574
Fixed assets, net	—	1,154	—	—	1,154
Prepaid expenses	—	1,683	—	—	1,683
Other assets	2,655	749	—	—	3,404
Assets of Consolidated Funds
Cash and cash equivalents	—	—	202,420	—	202,420
Restricted cash	—	—	80,174	—	80,174
Investments, at fair value	—	—	1,118,201	—	1,118,201
Investments in affiliated securities, at fair value	—	—	65,633	(36,161)	29,472
Derivative assets, at fair value	—	—	2,930	—	2,930
Due from affiliates	—	—	162	—	162
Other assets	—	—	11,657	(69)	11,588
Total Assets	$19,466	$35,023	$1,481,177	$(54,905)	$1,480,761
Liabilities and Equity
Liabilities
Notes payable	$—	$—	$—	$—	$—
Compensation payable	—	15,702	—	—	15,702
Due to related parties	32	—	—	—	32
Other liabilities	—	2,569	—	—	2,569
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	—	821,102	(36,162)	784,940
Securities sold, not yet purchased	—	—	57,118	—	57,118
Derivative liabilities, at fair value	—	—	7,354	—	7,354
Redemptions payable	—	—	2,000	—	2,000
Other liabilities	—	—	134,855	(6,100)	128,755
Total Liabilities	32	18,271	1,022,429	(42,262)	998,470

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information  – (continued)

	September 30, 2014
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in thousands)
Commitments and Contingencies (Note 14)
Redeemable Non-controlling Interests of Consolidated Funds	—	—	444,803	5,812	450,615
Equity
Equity	19,434	16,752	1,700	(18,455)	19,431
Equity attributable to non-controlling interests of Consolidated Fund	—	—	12,245	—	12,245
Total Equity	19,434	16,752	13,945	(18,455)	31,676
Total Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity	$19,466	$35,023	$1,481,177	$(54,905)	$1,480,761

	December 31, 2013
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in thousands)
Assets
Cash and cash equivalents	$117	$8,315	$—	$—	$8,432
Income and fees receivable	—	12,099	—	(8,302)	3,797
Investments in affiliates, at fair value	7,714	2,051	—	(9,591)	174
Due from related parties	—	814	—	(299)	515
Fixed assets, net	—	1,408	—	—	1,408
Prepaid expenses	—	1,673	—	—	1,673
Other assets	2,655	689	—	—	3,344
Assets of Consolidated Funds
Cash and cash equivalents	—	—	136,231	—	136,231
Restricted cash	—	—	160,004	—	160,004
Investments, at fair value	—	—	899,427	(188)	899,239
Investments in affiliated securities, at fair value	—	—	62,375	(12,643)	49,732
Derivative assets, at fair value	—	—	12,896	—	12,896
Due from affiliates	—	—	3,869	—	3,869
Other assets	—	—	21,053	149	21,202
Total Assets	$10,486	$27,049	$1,295,855	$(30,874)	$1,302,516
Liabilities and Equity
Liabilities
Notes payable	$—	$781	$—	$—	$781
Compensation payable	—	11,642	—	—	11,642
Due to related parties	32	—	—	—	32
Other liabilities	—	3,923	—	(790)	3,133

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information  – (continued)

	December 31, 2013
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in thousands)
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	—	743,180	(12,832)	730,348
Securities sold, not yet purchased	—	—	14,693	—	14,693
Derivative liabilities, at fair value	—	—	22,062	—	22,062
Redemptions payable	—	—	46,029	—	46,029
Other liabilities	—	—	22,935	(7,661)	15,274
Total Liabilities	32	16,346	848,899	(21,283)	843,994
Commitments and Contingencies (Note 14)
Redeemable Non-controlling Interests of Consolidated Funds	—	6,686	436,512	—	443,198
Equity
Equity	10,454	4,017	5,574	(9,591)	10,454
Equity attributable to non-controlling interests of Consolidated Fund	—	—	4,870	—	4,870
Total Equity	10,454	4,017	10,444	(9,591)	15,324
Total Liabilities, Redeemable Non-controlling Interests of Consolidated Funds and Equity	$10,486	$27,049	$1,295,855	$(30,874)	$1,302,516

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information  – (continued)

	Nine Months Ended September 30, 2014
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in Thousands)
Revenues
Management fee income	$—	$23,421	$—	$(8,682)	$14,739
Incentive income	—	52,543	—	(10,800)	41,743
Other revenues	—	502	—	(48)	454
Income of Consolidated Funds	—	—	77,355	10,755	88,110
Total Revenues	—	76,466	77,355	(8,775)	145,046
Expenses
Employee compensation and benefits	—	37,600	—	—	37,600
General, administrative and other	93	12,993	—	—	13,086
Depreciation and amortization	—	358	—	—	358
Expenses of Consolidated Funds	—	—	134,466	(34,602)	99,864
Total Expenses	93	50,951	134,466	(34,602)	150,908
Other Income (loss)
Net gain (loss) on investments	24,252	86	—	(24,379)	(41)
Other income (expense)	—	164	—	—	164
Net gains of Consolidated Funds’ investments	—	—	92,504	(20,327)	72,177
Total Other Income	24,252	250	92,504	(44,706)	72,300
Income from Continuing Operations before Income Taxes	24,159	25,765	35,393	(18,879)	66,438
Income taxes	—	19	—	—	19
Income from Continuing Operations	24,159	25,746	35,393	(18,879)	66,419
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	—	630	—	—	630
Total Comprehensive Income (Loss)	$24,159	$26,376	$35,393	$(18,879)	$67,049

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information  – (continued)

	Year Ended December 31, 2013
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in Thousands)
Revenues
Management fee income	$—	$36,751	$—	$(10,172)	$26,579
Incentive income	—	38,051	—	(19,216)	18,835
Other revenues	—	1,408	—	(143)	1,265
Income of Consolidated Funds	—	—	109,833	(1,155)	108,678
Total Revenues	—	76,210	109,833	(30,686)	155,357
Expenses
Employee compensation and benefits	—	53,139	—	—	53,139
General, administrative and other	92	20,043	—	—	20,135
Depreciation and amortization	—	499	—	—	499
Expenses of Consolidated Funds	—	—	73,464	(33,482)	39,982
Total Expenses	92	73,681	73,464	(33,482)	113,755
Other Income (loss)
Net gain (loss) on investments	2,747	(340)	—	(2,825)	(418)
Other income (expense)	42	(29)	—	—	13
Net gains of Consolidated Funds’ investments	—	—	7,821	—	7,821
Total Other Income	2,789	(369)	7,821	(2,825)	7,416
Income from Continuing Operations before Income Taxes	2,697	2,160	44,190	(29)	49,018
Income taxes	—	329	—	—	329
Income from Continuing Operations	2,697	1,831	44,190	(29)	48,689
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	—	(131)	—	—	(131)
Total Comprehensive Income (Loss)	$2,697	$1,700	$44,190	$(29)	$48,558

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

16. Supplemental Financial Information  – (continued)

	Year Ended December 31, 2012
	ZGP	ZAIS	Consolidated Funds	Eliminations	Consolidated
	(Dollars in Thousands)
Revenues
Management fee income	$—	$37,386	$—	$(6,840)	$30,546
Incentive income	—	127,542	—	(27,979)	99,563
Other revenues	—	1,328	—	(263)	1,065
Income of Consolidated Funds	—	—	116,971	(853)	116,118
Total Revenues	—	166,256	116,971	(35,935)	247,292
Expenses
Employee compensation and benefits	—	64,205	—	—	64,205
General, administrative and other	103	24,258	—	—	24,361
Depreciation and amortization	—	374	—	—	374
Expenses of Consolidated Funds	—	—	135,553	(38,859)	96,694
Total Expenses	103	88,837	135,553	(38,859)	185,634
Other Income (loss)
Net gain (loss) on investments	33,236	2,077	—	(35,824)	(511)
Other income (expense)	3	(92)	—	—	(89)
Net gains of Consolidated Funds’ investments	—	—	120,038	—	120,038
Total Other Income	33,239	1,985	120,038	(35,824)	119,438
Income from Continuing Operations before Income Taxes	33,136	79,404	101,456	(32,900)	181,096
Income taxes	—	417	—	—	417
Income from Continuing Operations	33,136	78,987	101,456	(32,900)	180,679
Discontinued Operations
Income (loss) from operations of discontinued business component	—	(1,241)	—	—	(1,241)
Income tax (expense) benefit	—	9	—	—	9
Income (loss) from discontinued operations, net of income taxes	—	(1,232)	—	—	(1,232)
Consolidated Net Income (Loss)	$33,136	$77,755	$101,456	$(32,900)	$179,447
Other Comprehensive Income, Net of Tax
Foreign currency translation adjustment	—	1,001	—	—	1,001
Total Comprehensive Income (Loss)	$33,136	$78,756	$101,456	$(32,900)	$180,448

ZAIS GROUP PARENT, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements
(All information as of and for the nine months ended 9/30/14 is unaudited.)

17. Subsequent Events

The Company made approximately $7,900,000 in distributions to members from October 1, 2014, through December 30, 2014.

From October 1, 2014 through December 30, 2014, the Company paid out incentive compensation to employees in the amount of approximately $46,000. Through December 30, 2014, the Company guaranteed the payment of approximately $980,000 in incentive compensation to be paid in December 2014.

On December 12, 2014, the Company received approximately $22,046,000 of incentive income from one of the unconsolidated ZAIS Managed Entities (the “Fund”) as a result of a distribution to the Fund’s sole investor. The Fund is expected to be fully liquidated by December 31, 2014.

Annex A

INVESTMENT AGREEMENT

AMONG

ZAIS GROUP PARENT, LLC,

HF2 FINANCIAL MANAGEMENT INC.

AND

MEMBERS OF ZAIS GROUP PARENT, LLC

DATED AS OF SEPTEMBER 16, 2014

*	This copy of the Investment Agreement has been conformed to include Amendment No. 1 to the Investment Agreement, executed by the parties on October 31, 2014. The exhibits to the investment Agreement are attached as separate annexes to this proxy statement.

A-i

(continued)

A-ii

(continued)

A-iii

This INVESTMENT AGREEMENT, is made and entered into as of September 16, 2014 (this Agreement), by and among (a) ZAIS Group Parent, LLC, a Delaware limited liability company (the “Company”), (b) HF2 Financial Management Inc., a Delaware corporation (“Investor”) and (c) the current members of the Company (collectively, the “Founder Members”).

RECITALS

WHEREAS, on the date hereof, the Founder Members are the sole members, and own all the outstanding limited liability company interests, of the Company;

WHEREAS, the Company, through its Subsidiaries and Affiliates (each as defined below), is principally engaged in the business of providing Investment Services (as defined below) (the “Business”), including (a) acting as an investment manager, investment adviser or sub-adviser directly to institutional clients (including insurance companies, pension funds and endowments), on a managed account basis or otherwise (collectively, the “Direct Clients”), (b) acting as a trustee, general partner, manager, or managing member of, or acting as an investment manager, investment adviser, or sub-adviser to, hedge funds, fund of funds, and other pooled investment vehicles excepted from the definition of “investment company” under the Investment Company Act pursuant to Section 3(c) of the Investment Company Act (or similar provisions of Applicable Law of any jurisdiction other than the United States), the shares of or interests in which are privately offered and not registered under the Securities Act (or similar provisions of Applicable Law of any jurisdiction other than the United States) (collectively, the “Private Fund Clients”), (c) acting as an investment adviser to a ZAIS REIT Entity (as defined below) and (d) acting as an investment sub-adviser to BDC (as defined below); and

WHEREAS, in accordance with and subject to the terms and conditions set forth herein, at the Closing (as defined below), (a) the Company desires to issue to Investor, and Investor desires to accept from the Company in exchange for Investor’s contribution of the Closing Acquisition Consideration (as defined below) to the Company and its undertakings hereunder, a number of Class A Units of the Company (each, a “Unit”) as set forth herein; and (b) the Company, Investor and the Founder Members desire to enter into a Second Amended and Restated Limited Liability Company Agreement of the Company in the form of Exhibit A hereto (the “New Operating Agreement”), which sets out the rights, obligations and interest of the members with regard to the Company and the operation of the Company.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, representations and agreements contained herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.01. Definitions.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth below, including for purposes of the Preamble and the Recitals hereof:

“1st Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $12.50 per share of Class A Common Stock during the Additional Unit Period, which Total Class A Share Value shall be subject to adjustment pursuant to Section 3.2(c)(ii) of the New Operating Agreement.

“2nd Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $15.00 per share of Class A Common Stock during the Additional Unit Period, which Total Class A Share Value shall be subject to adjustment pursuant to Section 3.2(c)(ii) of the New Operating Agreement.

“3rd Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $18.00 per share of Class A Common Stock during the Additional Unit Period, which Total Class A Share Value shall be subject to adjustment pursuant to Section 3.2(c)(ii) of the New Operating Agreement.

“4th Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $21.50 per share of Class A Common Stock during the Additional Unit Period, which Total Class A Share Value shall be subject to adjustment pursuant to Section 3.2(c)(ii) of the New Operating Agreement.

“Accounting Firm” has the meaning set forth in Section 2.03(d).

“Acquisition Proposal” has the meaning set forth in Section 6.11(a).

“Acquired Units” has the meaning set forth in Section 2.01(a).

“Additional Investor SEC Documents” has the meaning set forth in Section 5.10.

“Advisory Contract” means each Contract pursuant to which any Company Entity renders Investment Services, management, administration or any other services to any Client, including Direct Client Advisory Contracts, Private Fund Client Advisory Contracts, REIT Advisory Contracts and BDC Advisory Contracts.

“Affiliate” of any Person means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Affiliated Group” means any affiliated group within the meaning of Code §1504(a) or any similar group defined under a similar provision of Applicable Law.

“Agreement” has the meaning set forth in the Preamble.

“Amended and Restated Certificate of Incorporation” means the Second Amended and Restated Certificate of Incorporation of Investor, substantially in the form attached hereto as Exhibit B.

“Applicable Law” means any constitution, statute, law (including the common law and equity), ordinance, rule, regulation or administrative interpretation of any Governmental Authority or Self-Regulatory Organization or any Order, policy, guideline or other requirement, Permit, certificate of authority or approval of any Governmental Authority or Self-Regulatory Organization to which a Person or any of its assets, properties or business is subject at such time.

“Additional Founder Units” has the meaning set forth in Section 2.05(a).

“Additional Unit Period” has the meaning set forth in Section 2.05(a)(1).

“Audited Financial Statements” has the meaning set forth in Section 4.05(a).

“BDC” means Triton Pacific Investment Corporation.

“BDC Advisory Contracts” means each Contract pursuant to which any Company Entity renders Investment Services or management, administration or any other services to BDC.

“Bingham” has the meaning set forth in Section 10.14.

“Board of Directors” or “Board” means, with respect to any Person, the board of directors or trustees or such other similar governing body or group established pursuant to the Constituent Documents of such Person.

“Business” has the meaning set forth in the Recitals.

“Business Combination” has the meaning set forth in the Investor Charter.

“Business Day” means any day other than a Saturday or Sunday or a day in which banking institutions in New York, New York are authorized or required by law to close.

“CEA” means the Commodity Exchange Act of 1936, as amended.

“Certifications” has the meaning set forth in Section 5.10.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Claims” has the meaning set forth in Section 6.09.

“Class A Common Stock” means the Class A common stock of Investor, par value $0.0001 per share.

“Class B Common Stock” means the Class B common stock of Investor, par value $0.000001 per share.

“Client” or “Clients” means Persons to whom any Company Entity provides Investment Services, including Direct Clients, Private Fund Clients, BDC and ZAIS REIT Entities.

“CLO Issuer” means each issuer or co-issuer of each CLO Transaction.

“CLO Transaction” means each collateralized loan obligation or collateralized debt obligation offering of an issuer or co-issuer where any Company Entity is the collateral manager, portfolio manager or performs a similar role for such issuer or co-issuer.

“CLO Transaction Documents” means the indenture, management agreement and other transaction documents for each CLO Transaction.

“Closing” has the meaning set forth in Section 2.02(a).

“Closing Acquisition Consideration” has the meaning set forth in Section 2.01(a).

“Closing Adjustment Amount” means an amount equal to “X” plus “Y” where “X” equals (1) the sum of (A) the excess, if any, of the Minimum Net Working Capital over the Net Working Capital as of the close of business on the Closing Date, plus (B) the Indebtedness of the Company Entities as of the close of business on the Closing Date plus (C) the amount of any unpaid Transaction Expenses that are not accrued as a liability in the Net Working Capital set forth in the Closing Adjustment Statement divided by (2) $10.50 (expressed as a number of Units) and “Y” equals the Modified Cash Basis Earnings Adjustment calculated using the data and calculations set forth in the Closing Adjustment Statement, in each case as finally determined pursuant to Section 2.03. An illustrative calculation of Closing Adjustment Amount is set forth on Schedule 1.01 of the Company Disclosure Schedule.

“Closing Adjustment Statement” has the meaning set forth in Section 2.03(b).

“Closing Date” has the meaning set forth in Section 2.02(a).

“Closing Price” as of any particular date: (a) the closing sales price of the Class A Common Stock for such day on NASDAQ, or it the Class A Common Stock is not listed on NASDAQ, the principal national securities exchange on which the Class A Common Stock may at the time be listed; (b) if there have been no sales of the Class A Common Stock on such exchange on any such day, the average of the highest bid and lowest asked prices for the Class A Common Stock on such exchange at the end of such day; (c) if on any such day the Class A Common Stock is not listed on a domestic securities exchange, the closing sales price of the Class A Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Class A Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Class A Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day. If at any time the Class A Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Closing Price” of the Class A Common Stock shall be the fair market value per share as determined jointly by Investor, the Founder Member Representative (as defined in the New Operating Agreement) and the Required Independent Directors.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

“Company” has the meaning set forth in the Recitals.

“Company Disclosure Schedule” has the meaning set forth in Article III.

“Company Employees” means any current employees, directors or officers of any Company Entity as of the date hereof.

“Company Entity” means each of the Company and each Subsidiary of the Company.

“Company Fundamental Representations” means Section 4.01, Section 4.02, Section 4.03, Section 4.04 and Section 4.28.

“Company Material Adverse Effect” means, with respect to the Company Entities, any fact, event, change, condition, occurrence, development, circumstance or effect that, individually or in the aggregate with other facts, events, changes, conditions, occurrences, developments, circumstances or effects:

(a) is, or would reasonably be expected to be, material and adverse to the business, assets, properties, liabilities, financial condition or results of operations of the Company Entities and the Business, taken as a whole, or

(b) would materially impair the ability of the Company or the Founder Members to perform their respective obligations under this Agreement or otherwise materially impede or delay the consummation of the Transactions;

provided that, in determining whether a Company Material Adverse Effect has occurred, there shall be excluded any effect to the extent attributable to or resulting from (1) changes in general economic or in equity or debt market conditions, (2) changes in Applicable Laws or accounting requirements or principles which are utilized by the Company Entities, (3) changes generally affecting the investment advisory industry, (4) changes in national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories, possessions or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (5) actions, or effects of actions, taken by any of the Company Entities that are required under the terms of this Agreement or at the written direction of Investor or its Affiliates, (6) natural disasters or “acts of God”, (7) any reduction in the level of Modified Cash Basis Earnings of the Company and its Subsidiaries to the extent reflected in the Modified Cash Basis Earnings Adjustment (provided that the underlying cause of any such reduction in item (7) may be considered in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein), (8) any failure by the Company Entities to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying cause of any such reduction in item (8) may be considered in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein) or (9) any event, circumstance, change or effect set forth in Section 4.06 of the Company Disclosure Schedule; excluding in the case of clauses (1), (2), (3), (4) and (6), any such changes or effects that disproportionately affects or would reasonably be expected to disproportionately affect any of the Company Entities or the Business compared to other Persons engaged principally in the business of providing Investment Services in the United States.

“Confidentiality Agreement” means the letter agreement between ZAIS Group, LLC and Investor dated June 7, 2014.

“Consent” means any consent (including any implied or negative consent), approval, authorization, waiver, Permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Governmental Authority, Self-Regulatory Organization, beneficial owner of an interest in any account or Fund to which any Company Entity provides Investment Services.

“Constituent Documents” means the certificate of incorporation and bylaws of a corporation, the certificate of formation and the operating agreement of a limited liability company, the certificate of partnership and limited partnership agreement of any limited partnership, the trust agreement of any trust and the comparable documents of other entities in their relevant jurisdiction of organization.

“Contract” means, with respect to any Person, any oral or written agreement, indenture, debt instrument, contract, lease or other legally binding obligation to which such Person is a party or by which it is bound or to which any of its assets or properties are subject.

“Control Shares” means the twenty million (20,000,000) shares of Class B Common Stock, having no economic value but entitling the holder thereof to ten (10) votes per share.

“Control Shares Trust” means a trust to be established solely to hold Control Shares pursuant to a trust agreement substantially in the form attached hereto as Exhibit C and of which Christian Zugel shall be the initial sole trustee (the “New Trust Agreement”).

“Covered Person” has the meaning set forth in Section 4.22(c).

“CSSF” has the meaning set forth in Section 4.15(c)(1).

“Cut-Off Date” means the close of business on June 30, 2014.

“Damages” means all demands, claims, actions or causes of action, assessments, losses, damages, costs, expenses, liabilities, Orders, awards, fines, sanctions, penalties, charges and amounts paid in settlement, including reasonable costs, fees and expenses of attorneys, experts, accountants, investigators and witnesses, incurred with any of the foregoing (including pursuing a claim of indemnification). Damages shall not include punitive, special, indirect, consequential or exemplary damages (unless such damages are actually paid to a third party by an Indemnified Party), including loss of future revenue or future income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement or any damages based on any type of multiple. Damages shall also be determined net of any Tax Benefits realized by the Indemnified Party arising from the incurrence or payment of any such Damages or the events giving rise thereto. For purposes hereof, “Tax Benefits” means any refund of Taxes paid (including via credit or offset in lieu of a refund) and any reduction in Taxes otherwise due and payable that, in either case, is actually received or realized or reasonably expected to be received or realized by the Indemnified Party, and that arises from the incurrence or payment of any Damages or the events giving rise thereto, calculated by taking into account, as to any applicable taxable period, all items of the Indemnified Party’s income, gain, loss, credit and deduction prior to taking into account the items associated with the payment or incurrence of Damages or the events giving rise thereto.

“Data Room” means the electronic data room established for purposes of the Transactions and maintained by the Company.

“Deductible Amount” has the meaning set forth in Section 9.03(a).

“Direct Clients” has the meaning set forth in the Recitals.

“Direct Client Advisory Contract” means each Contract pursuant to which any Company Entity renders Investment Services or management, administration or any other services to any Direct Client.

“Disputed Item” has the meaning set forth in Section 2.03(c).

“Dispute Notice” has the meaning set forth in Section 2.03(c).

“Eligible Accounts” has the meaning set forth in Section 6.14(a)(2).

“Employee Benefit Plan” or “Plan” has the meaning set forth in Section 4.16(a).

“Equivalent Units” has the meaning set forth in Section 9.08(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” has the meaning set forth in Section 4.16(a).

“Estimated Closing Adjustment Amount” means the sum of (i) the quotient (which shall be expressed as a number of Units) of (x) the sum of (A) the amount, if any, by which the Minimum Net Working Capital exceeds the Estimated Net Working Capital, plus (B) the Estimated Indebtedness plus (C) the Estimated Transaction Expenses divided by (y) $10.50 plus (ii) the Modified Cash Basis Earnings Adjustment calculated using the data and calculations set forth in the Estimated Closing Adjustment Statement. An illustrative calculation of Estimated Closing Adjustment Amount is set forth on Schedule 1.02 of the Company Disclosure Schedule.

“Estimated Closing Adjustment Statement” has the meaning set forth in Section 2.03(a).

“Estimated Expense Payments” has the meaning set forth in Section 2.04(a).

“Estimated Expense Payments Adjustment” means an amount (which shall be expressed as a number of Units) equal to (x) the amount, if any, by which the Expense Payments exceed $10,000,000 divided by (y) $10.50, calculated using the data and calculations set forth in the Estimated Expense Payments Statement. An illustrative calculation of Estimated Expense Payments Adjustment is set forth on Schedule 1.01 of the Investor Disclosure Schedule.

“Estimated Expense Payments Statement” has the meaning set forth in Section 2.04(a).

“Estimated Indebtedness” has the meaning set forth in Section 2.03(a).

“Estimated Net Working Capital” has the meaning set forth in Section 2.03(a).

“Estimated Transaction Expenses” has the meaning set forth in Section 2.03(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, among Investor, the Company and the Founder Members, substantially in the form attached hereto as Exhibit D.

“Excluded Affiliate” has the meaning set forth in the definition of “Subsidiary”.

“Expense Payments” has the meaning set forth in Section 2.01(a).

“Expense Payments Adjustment” means the sum of the quotient (which shall be expressed as a number of Units) of (x) the amount, if any, by which the Expense Payments as finally determined pursuant to Section 2.04 exceed $10,000,000 divided by (y) $10.50, calculated using the data and calculations set forth in the Expense Payments Statement. An illustrative calculation of Expense Payments Adjustment is set forth on Schedule 1.02 of the Investor Disclosure Schedule.

“Expense Payments Disputed Item” has the meaning set forth in Section 2.04(c).

“Expense Payments Dispute Notice” has the meaning set forth in Section 2.04(c).

“Expense Payments Statement” has the meaning set forth in Section 2.04(b).

“FATCA” has the meaning set forth in Section 4.14(c)(4).

“Financial Statements” has the meaning set forth in Section 4.05(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Founder Members” has the meaning set forth in the Preamble.

“Founder Members Designee” means Christian Zugel.

“Founder Members Fundamental Representations” means Section 3.01, Section 3.02, Section 3.03 and Section 3.04.

“Fund” means any investment company, mutual fund, business development company, partnership, fund, closed-end fund, unit investment trust, offshore fund, common or collective fund or collective trust, special purpose vehicle, hedge fund or other pooled investment vehicle, including any pooled investment vehicle that invests in real estate or interests in real estate, whether or not registered, or, as applicable, whether or not its shares are registered, under the Investment Company Act, Exchange Act or Securities Act (or similar provisions of Applicable Law of any jurisdiction other than the United States).

“GAAP” means U.S. generally accepted accounting principles.

“Governmental Authority” means any supra national, national, state, municipal or local government (including any subdivision, court, administrative agency or commission or other federal, state or local governmental authority, entity or instrumentality thereof) or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority.

“IFRS” means International Financial Reporting Standards, as adopted by the European Union.

“Immediate Family” means, with respect to any individual Person, (a) such Person’s spouse, parent, grandparent, children, grandchildren and siblings (in each case, whether by marriage or adoption), (b) such Person’s former spouses and current spouses of the individuals described in clause (a), and (c) estates, trusts, partnerships and other entities of which a material portion of the interest are held directly or indirectly by any of the foregoing individuals described in clause (a) or (b).

“Indebtedness” of any Person means (a) all liabilities for borrowed money (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection therewith), whether current or funded, secured or unsecured, (b) all obligations evidenced by bonds, debentures, notes, letters of credit or similar instruments, (c) all liabilities in respect of mandatorily redeemable or purchasable equity securities or securities convertible into equity securities, (d) commitments or obligations by which such Person assures a creditor against loss (including contingent reimbursement obligations with respect to letters of credit), (e) obligations or commitments to repay deposits or other amounts advanced by and owing to third parties, (f) obligations under any interest rate, currency or other hedging agreement, (g) any obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, solely to the extent such obligation is required to be treated as a capitalized lease under GAAP, or (h) guarantees, indemnities or other contingent liabilities or credit support obligations (including so called take-or-pay or keep-well agreements) with respect to any indebtedness, obligation, claim or liability of any other Person of a type described in clauses (a) through (g) above.

“Indemnified Party” has the meaning set forth in Section 9.04.

“Indemnifying Party” has the meaning set forth in Section 9.04.

“Information Technology” means Software and any tangible or digital computer systems (including computers, servers, workstations, routers, hubs, switches, networks, data communications lines, firmware, middleware and hardware), data or information subscription or access agreements and telecommunications systems, and all other information technology equipment, and all related documentation.

“Initial Retained Units” means a number of Units equal to: (a) 7,000,000 minus (b) the Estimated Closing Adjustment Amount plus (c) the Estimated Expense Payments Adjustment.

“Intellectual Property” means all patents, designs, art work, designs-in-progress, formulations, know-how, prototypes, inventions, trademarks, trade names, trade styles, service marks, domain names and copyrights; all registrations of and applications for any of the foregoing; all trade secrets and processes; all Software (including documentation and related object and, if applicable, source codes); and all goodwill associated therewith and all rights to sue for and remedies against past, present and future infringements of any of the above and rights of priority and protection of interests in any of the above under Applicable Law and all licenses for any of the aforementioned.

“Interests” means limited partnership interests, general partnership interests, limited liability company interests, shares of capital stock or other equity interests or proprietary interests.

“Interim Balance Sheet” has the meaning set forth in Section 4.05(a).

“Interim Financials” has the meaning set forth in Section 4.05(a).

“International Plan” has the meaning set forth in Section 4.16(h).

“Investigation Representations” means a breach of Section 4.09 with respect to Securities Laws that results in (whether prior to or after the Closing) an investigation, charge, Order, or Litigation by any Governmental Entity or Self-Regulatory Organization that results, or would reasonably be likely to result, in a material restriction on the Business or a material fine or penalty.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Investment Company” has the meaning set forth in Section 3 of the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“Investment Services” means any investment advisory or subadvisory, investment and fund administration, and other related services, including (a) the management of an investment account or Fund (or portions thereof or a group of investment accounts or Funds); (b) the giving of advice with respect to the investment or reinvestment of assets or funds (or any group of assets or funds); (c) otherwise acting as an “investment adviser” within the meaning of the Investment Advisers Act; (d) rendering investment advice for a fee or other compensation, directly or indirectly, within the meaning of Section 3(21)(A)(ii) of ERISA or Section 4975 of the Code; or (e) acting as a trustee, general partner, manager, or managing member of any Person that is an Affiliate, including any affiliate as defined by the Investment Company Act, of the provider of the services described in items (a) through (d), including any Direct Client, Private Fund Client, ZAIS REIT Entity or BDC.

“Investor” has the meaning set forth in the Preamble.

“Investor Charter” means the Amended and Restated Certificate of Incorporation of Investor.

“Investor Disclosure Schedule” has the meaning set forth in Article V.

“Investor Financials” has the meaning set forth in Section 5.11.

“Investor Fundamental Representations” means Section 5.01, Section 5.02, Section 5.03, Section 5.04 and Section 5.15.

“Investor SEC Documents” has the meaning set forth in Section 5.10.

“Investor Stockholder Approval” has the meaning set forth in Section 5.02(b).

“Investor Stockholder Meeting” has the meaning set forth in Section 5.02(b).

“IRS” means the Internal Revenue Service.

“Knowledge” means the actual knowledge, after reasonable inquiry: (a) in the case of the Company and the Founder Members, of Christian Zugel, Michael Szymanski, Paul McDade, Ann O’Dowd and Karen Shapiro and (b) in the case of Investor, of R. Bruce Cameron, R. Bradley Forth and Seymour A. Newman.

“Leased Real Property” has the meaning set forth in Section 4.25.

“Liabilities” has the meaning set forth in Section 4.05(d).

“Liens” means any charge, mortgage, pledge, security interest, hypothecation, restriction, claim, lien, option, right of first refusal, right of first refusal, option, transfer restriction, conditional sale or title retention agreement, claim, easement, encroachments or other encumbrance or restriction or limitation of any kind.

“Litigation” has the meaning set forth in Section 4.15(a).

“Material Contract” has the meaning set forth in Section 4.07(a).

“Maximum Amount” has the meaning set forth in Section 9.03(a).

“Measurement Period” has the meaning set forth in the definition of Total Class A Share Value.

“Minimum Net Working Capital” means $3,000,000.

“Modified Cash Basis Earnings” means, for the 2014 calendar year, utilizing a cash method of accounting, the excess of revenue over expenses attributable to ZAIS Group, LLC and its Subsidiaries before depreciation and amortization, Transaction Expenses and employee compensation expenses related to the existing ZAIS Income Unit Plan as explained in footnote (a) to the Revised Forecast set forth in the illustrative calculation of Modified Cash Basis Earnings on Schedule 1.03 of the Company Disclosure Schedule.

“Modified Cash Basis Earnings Adjustment” means (x) the amount, if any, by which the Target Modified Cash Basis Earnings exceeds the Modified Cash Basis Earnings as of the close of business on the Closing Date divided by (y) $10.50, and shall be expressed as a number of Units. An illustrative calculation of Modified Cash Basis Earnings Adjustment is set forth on Schedule 1.04 of the Company Disclosure Schedule.

“Most Recent Audited Balance Sheet” has the meaning set forth in Section 4.05(b).

“Multiemployer Plan” has the meaning set forth in Section 4.16(g).

“Multiple Employer Plan” has the meaning set forth in Section 4.16(g).

“Nasdaq” means The Nasdaq Stock Market.

“Net Working Capital” means (a) the aggregate amount of all consolidated current assets of the Company Entities minus (b) the aggregate amount of all consolidated current liabilities of the Company Entities, in each case determined in accordance with GAAP consistently applied and using the accounting policies and principles employed in the preparation of the Most Recent Audited Balance Sheet, but in each case without giving effect to the payment of the Closing Acquisition Consideration and any actions taken on the Closing Date at the direction or for the benefit of Investor and excluding the current assets and current liabilities of any Excluded Affiliate. Notwithstanding the foregoing, the total amount of employee incentive compensation payments, pursuant to written agreements entered into prior to the date of this Agreement between a Company Entity and its employees and providing for payment of such incentive compensation over a three-year period, that would otherwise be taken into account as a current liability of the Company Entities for purposes of this definition of Net Working Capital shall be limited to fifty-five percent (55%) of such amount. An illustrative calculation of Net Working Capital is set forth on Schedule 1.05 of the Company Disclosure Schedule.

“New Equity Proceeds” means any proceeds or anticipated proceeds from the issuance of Interests in the Company to occur on the Closing Date or promptly thereafter, in each case on terms mutually agreed by the Company and Investor.

“New Operating Agreement” has the meaning set forth in the Recitals.

“New Trust Agreement” has the meaning set forth in the definition of “Control Shares Trust”.

“NFA” means the National Futures Association.

“Order” means any settlement, stipulation, order, directive, writ, judgment, injunction, decree, ruling, decision, verdict, determination, censure, consent agreement or award of any court or of any Governmental Authority, Self-Regulatory Organization, mediator or arbitrator.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Performance Fees” means performance fees, performance allocations, incentive fees, incentive allocations or allocations or payments attributable to carried interests or similar payments.

“Permits” has the meaning set forth in Section 4.08.

“Permitted Liens” means, with respect to the Company Entities, (a) mechanics’, materialmen’s, warehousemen’s, carriers’, workers’, landlord’s or repairmen’s liens or other similar common law or statutory Liens arising or incurred in the ordinary course of business that are not yet delinquent or are being contested in good faith and for which collection is stayed and which amount is fully reserved on the Interim Balance Sheet, (b) liens for current Taxes, assessments and other governmental charges not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings and which amount is fully reserved on the Interim Balance Sheet, and (c) irregularities and defects of title which individually or in the aggregate do not interfere in any material respect with the conduct, operation or value of the Business or any of the Company Entities.

“Person” means any individual, bank, savings association, corporation, partnership (limited, general, exempted or otherwise), limited liability company, limited company, company, exempted company, société anonyme, unit trust, joint-stock company, trust or unincorporated organization.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Pre-Closing Tax Period” means all taxable periods ended on or before the Closing Date.

“Private Fund Clients” has the meaning set forth in the Recitals, which shall include, for the avoidance of doubt, SICAV.

“Private Fund Client Advisory Contract” means each Contract pursuant to which any Company Entity renders Investment Services or management, administration or any other services to any Private Fund Client.

“Private Fund Financial Statement” has the meaning set forth in Section 4.11(d).

“Proxy Documents” has the meaning set forth in Section 6.05(b).

“Proxy Statement” has the meaning set forth in Section 6.05(a).

“Qualified Plan” has the meaning set forth in Section 4.16(c).

“Redemption” means the redemption of shares of Class A Common Stock by holders thereof in exchange for cash from the Trust Account in connection with the solicitation of proxies for the Investor Stockholder Meeting and in accordance with Section C of Article Fifth of the Investor Charter.

“Registered Intellectual Property” means Intellectual Property issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or internet domain name registrar.

“Registration Rights Agreement” means the Registration Rights Agreement, between Investor and the Founder Members, substantially in the form attached hereto as Exhibit E.

“REIT” means a real estate investment trust.

“REIT Advisory Contract” means each Contract pursuant to which any Company Entity renders Investment Services or management, administration or any other services to a ZAIS REIT Entity.

“REIT Reports” has the meaning set forth in Section 4.14(a)(8).

“Required Approval Matters” has the meaning set forth in Section 6.05(a).

“Required Independent Directors” has the meaning set forth in Section 10.13.

“Restated Audited Financial Statements” has the meaning set forth in Section 4.05(b).

“Restated Financial Statements” has the meaning set forth in Section 4.05(b).

“Restated Unaudited Financial Statements” has the meaning set forth in Section 4.05(b).

“Restricted Period” means the period starting from the Closing Date and ending on the later of (x) the fifth anniversary of the Closing Date or (y) two years after Christian Zugel’s employment with the Company Entities is terminated for any reason.

“Representatives” has the meaning set forth in Section 6.03(a).

“Restricted Party” has the meaning set forth in Section 6.08(a).

“Retained Units” means the Initial Retained Units plus (i) the number of Units issued or transferred to the Founder Members pursuant to Section 2.03(f) and Section 2.04(f), if any, and minus (ii) the number of Units of Founder Members cancelled or transferred to Investor pursuant to Section 2.03(f) and Section 2.04(f), if any.

“Rights” means, with respect to any Person, securities or obligations directly or indirectly convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, or any options, calls or commitments relating to, or any stock or equity appreciation right or other instrument the value of which is determined in whole or in part by reference to the market price, book or other value of, Interests of such Person, including phantom equity or profit participation rights.

“Risk Management Instrument” has the meaning set forth in Section 4.23(a).

“Schedule of Members” has the meaning set forth in the New Operating Agreement.

“Scheduled Intellectual Property” has the meaning set forth in Section 4.20(a).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means, collectively, the Securities Act, the Exchange Act, the Investment Advisers Act, the Investment Company Act, and any state, foreign, provincial or other securities laws of any Governmental Authority.

“Self-Regulatory Organization” means any commission, board, agency or body that is not a Governmental Authority but is charged with the supervision or regulation of securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or, with respect to the Company Entities, to the jurisdiction of which the Company Entities or an Investment Company is otherwise subject and, with respect to Investor, to the jurisdiction of which Investor or its Subsidiaries is otherwise subject.

“SICAV” means the Specialized Investment Management SICV — SIF, a “société anonyme” under the laws of the Grand Duchy of Luxembourg.

“Similar Law” has the meaning set forth in Section 4.11(l).

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (d) all documentation including user manuals and other training documentation related to any of the foregoing.

“Straddle Period” means a taxable period beginning on or before the Closing Date, and ending after the Closing Date.

“Subsidiary” means, with respect to any Person, another Person in which such first Person owns, directly or indirectly, an amount of voting securities, other voting ownership or voting partnership interests which is sufficient to elect at least a majority of its board of directors or other governing body (or if there are no such voting interests, 50% or more of the equity interests of such Person); provided that no Private Fund Client, Direct Client, BDC, CLO Issuer or ZAIS REIT Entity or any Subsidiaries of such Persons shall be considered a Subsidiary of the Company unless a majority of the economic interests of such Private Fund Client, Direct Client, BDC, CLO Issuer or ZAIS REIT Entity are owned by a Company Entity (each, an “Excluded Affiliate”).

“Supplemental Payments” means, as applicable, (a) any “adviser pay”, “fee for services” or supplemental payments paid to financial intermediaries or other third-parties for (1) the performance of subadvisory services, the sale of investment management or advisory services, or the sale of shares or interests, to Clients or potential clients, or investors or potential investors, or (2) the ongoing maintenance of relationships with Clients or investors (including the performance of services with respect to such Clients or investors) whether as revenue sharing, or for shareholder services, recordkeeping services or other services (other than fees paid directly from the accounts of such Clients or investors or initially paid by the Subsidiaries of the Company and reimbursed by such Clients or investors), and (b) any amounts paid to finders or solicitors for finder, referral or solicitation services relating to Clients or potential clients, or investors or potential investors, including payments made by investment advisers or their Affiliates, including affiliates as defined by the Investment Company Act, in compliance with Rule 206(4)-3 under the Investment Advisers Act.

“Target” has the meaning set forth in Section 5.21.

“Target Modified Cash Basis Earnings” means $28,000,000.

“Tax” and “Taxes” means all United States federal, state, local or foreign taxes, assessments, charges, duties, fees, levies and other governmental charges, including gross or net income, franchise, capital stock, real property, personal property, profits, estimated, severance, occupation, production, capital gains, goods and services, environmental (including taxes under section 59A of the Code), stamp, alternative or add-on minimum, transfer, license, withholding, employment, payroll, social security (or similar), social contribution, unemployment compensation, disability, transfer, sales, use, registration, escheat, excise, gross receipts, value-added and any other similar taxes that may be imposed by the United States, or any state, county, local or foreign government or political subdivision or agency thereof and any charges, fines, interest or additions to such taxes or penalties imposed with respect thereto.

“Tax Benefits” has the meaning set forth in the definition of “Damages”.

“Tax Receivable Agreement” means the Tax Receivable Agreement, between Investor and the Founder Members, substantially in the form attached hereto as Exhibit F.

“Tax Returns” means any return, amended return or other report (including elections, declarations, disclosures, schedules, estimates, claims for refund and information returns) required to be filed with a Governmental Authority with respect to any Tax or foreign financial account, including any attachment thereto, and including any amendment thereof.

“Third Party Claims” has the meaning set forth in Section 9.04.

“Total Class A Share Value” means the sum of (i) the average Closing Price of one share of Class A Common Stock during any period of twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which the Total Class A Share Value is being determined (provided, that if the Class A Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading) (such period, a “Measurement Period”), and (ii) the cumulative amount of dividends paid on each share of Class A Common Stock during the period beginning on the Effective Date and ending on the day prior to such Measurement Period.

“Transactions” means the transactions contemplated by the Transaction Documents, as applicable.

“Transaction Documents” means this Agreement, the New Operating Agreement, Registration Rights Agreement, the Tax Receivable Agreement, the Exchange Agreement and the New Trust Agreement.

“Transfer Taxes” has the meaning set forth in Section 6.07(b).

“Transaction Expenses” means all costs, fees and expenses incurred by or on behalf of any Company Entity or, to the extent payable by any Company Entity, of any Founder Member in connection with negotiating or implementing the Transaction Documents or the other documents to be executed and delivered in connection herewith and the Transactions or providing financial or other information required for, or drafting, reviewing or commenting on, the Proxy Documents or otherwise pursuant to the terms of this Agreement, including all legal, accounting, financial, tax, advisory and other consulting fees, and any applicable Taxes thereon that are the obligation of any Company Entity.

“Treasury Regulations” means regulations promulgated under the Code.

“Trust Account” means the segregated trust account at UBS Financial Services Inc. with the Trustee acting as trustee into which a portion of the proceeds received by Investor from its initial public offering have been deposited for the benefit of holders of Class A Common Stock (other than the sponsors and the founders of Investor).

“Trust Agreement” means the Investment Management Trust Agreement, dated as of March 21, 2013 between Investor and the Trustee, governing the funds held in the Trust Account, as amended from time to time in accordance with its terms.

“Trust Amount” has the meaning set forth in Section 5.14.

“Trustee” means Continental Stock Transfer & Trust Company.

“Uncollected Accounts” has the meaning set forth in Section 6.14(a)(2).

“Undistributed Eligible Account” has the meaning set forth in Section 6.14(b).

“Unit” has the meaning set forth in the Recitals.

“Value Determination Event” means each of the 1st Value Determination Event, the 2nd Value Determination Event, the 3rd Value Determination Event and the 4th Value Determination Event.

“Value Determination Notice” has the meaning set forth in Section 2.05(b).

“Volcker Rule” means Section 13 of the Bank Holding Company Act, adopted pursuant to Section 619 of the Dodd-Frank Act, and the final regulations related thereto.

“WARN Act” has the meaning set forth in Section 4.17(f).

“Wrap Program” means a separately managed account/wrap fee program or other investment program intended to satisfy the safe harbor provided in Rule 3(a)-4 under the Investment Company Act.

“ZAIS REIT Entity” means each of ZAIS Financial Corp., a Maryland corporation, ZAIS Financial Partners, L.P., a Delaware limited partnership, and any other of their respective consolidated Subsidiaries.

1.02. Interpretation; Effect.

(a) In this Agreement, except as the context may otherwise require, references to:

(1) the Preamble, Recitals, Sections, Exhibits or Schedules are to the Preamble to, a Recital or Section of, or Exhibit or Schedule to, this Agreement;

(2) this Agreement, and the Exhibits and Schedules to it, are to be taken as a whole;

(3) any Contract (including this Agreement and any Transaction Document) or Constituent Document are to the Contract or Constituent Document as amended, modified, supplemented or replaced from time to time;

(4) any statute or regulation are to the statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and any section of any statute or regulation includes any successor to the section; and

(5) any Governmental Authority or Self-Regulatory Organization includes any successor to that Governmental Authority or Self-Regulatory Organization.

(b) The words “hereby”, “herein”, “hereof”, “hereunder” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section. The words “include”, “includes” or “including” are to be deemed followed by the words “without limitation”. The term “ordinary course of business” means in the ordinary course of business consistent with the historical practices of the Company Entities. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require. The term “or” is not exclusive.

(c) References to “Dollars” and “$” mean United States Dollars.

(d) The table of contents and Article and Section headings are for reference purposes only and do not limit or otherwise affect any of the substance of this Agreement.

(e) It is the intention of the parties that every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party, it being understood and agreed that the parties to this Agreement are sophisticated and have had adequate opportunity and means to retain counsel to represent their respective interests and to otherwise negotiate the terms and provisions of this Agreement. Accordingly, the parties hereby waive, to the fullest extent permitted by Applicable Law, the benefit of any Applicable Law that would require that in cases of uncertainty, the language of a contract should be strictly construed against, or most strongly construed against, the party who drafted such language.

ARTICLE II.

CONTRIBUTION AND ISSUANCE

2.01. Contribution and Issuance of Units.  Pursuant to the terms and subject to the conditions set forth herein, at the Closing:

(a) The Company shall issue to Investor, and Investor shall accept from the Company, free and clear of any Liens (other than restrictions arising under applicable Securities Laws or under the New Operating Agreement), a number of Units equal to the aggregate number of shares of Class A Common Stock outstanding immediately after giving effect to the Redemption (collectively, the “Acquired Units”) in exchange for a contribution of an amount in cash equal to the assets in the Trust Account immediately after giving effect to the Redemption less Investor’s aggregate costs, fees and expenses incurred in good faith in connection with or pursuant to the consummation of a Business Combination (including any deferred commissions payable to investment advisors) (the “Expense Payments”) (such net payment, the “Closing Acquisition Consideration”);

(b) The Company, Investor and the Founder Members shall execute and deliver the New Operating Agreement, which Schedule of Members shall reflect that (1) the only members of the Company are Investor and the Founder Members and (2) Investor holds the Acquired Units and the Founder Members hold the Initial Retained Units; and

(c) Concurrently and in connection with the foregoing, Investor shall cause to be transferred to the Founder Members, which shall, in turn, deliver to the Control Shares Trust, a stock certificate representing the Control Shares issued and outstanding as of the Closing Date.

2.02. Closing; Deliverables.

(a) Closing.  Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Article VII, the closing of the issuance of the Acquired Units (the “Closing”) shall take place at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY 10022, at such time as Investor, the Company and the Founder Members Designee shall mutually agree, on the third Business Day following the later to occur of January 1, 2015 and the satisfaction or, if permissible, waiver, of the conditions set forth in Article VII, or at such other time and place as the parties hereto may otherwise agree in writing (the date on which the Closing occurs, the “Closing Date”).

(b) Closing Deliveries and Actions.  Subject to the terms and conditions in this Agreement, at the Closing (1) the Company shall deliver all documents and certificates to be delivered pursuant to Section 7.02 and (2) Investor shall (A) pay, by wire transfer of immediately available funds to the account specified by the Company to Investor at least three Business Days before the scheduled Closing Date, an amount equal to the Closing Acquisition Consideration; and (B) deliver all documents and certificates to be delivered pursuant to Section 7.03.

2.03. Net Working Capital and Modified Cash Basis Earnings Adjustment; Estimated Closing Adjustment Amount.

(a) At least five Business Days prior to the scheduled Closing Date, the Company shall prepare in good faith and deliver to Investor a statement (the “Estimated Closing Adjustment Statement”) setting forth the Company’s reasonable, good-faith estimate of the Net Working Capital as of the close of business as of the Closing Date (the “Estimated Net Working Capital”), the Indebtedness of the

Company Entities as of the close of business as of the Closing Date (the “Estimated Indebtedness”), the amount of any unpaid Transaction Expenses that are not accrued as a liability in the Estimated Net Working Capital in the Estimated Closing Adjustment Statement (the “Estimated Transaction Expenses”) and the Estimated Closing Adjustment Amount, which shall include a calculation of the estimated Modified Cash Basis Earnings in form substantially similar to the calculation of the Modified Cash Basis Earnings set forth on Schedule 1.03 of the Company Disclosure Schedule. The Estimated Closing Adjustment Statement shall be prepared in accordance with the applicable definitions set forth herein, together with supporting calculations in reasonable detail. Investor shall have the opportunity to review and comment on the Estimated Closing Adjustment Statement, including the calculations set forth therein, provided that such opportunity to review and comment shall not delay the scheduled Closing Date.

(b) Within 90 days after the Closing Date, Investor shall prepare or cause to be prepared and delivered to the Founder Members Designee a statement (the “Closing Adjustment Statement”) setting forth the Net Working Capital and the Indebtedness of the Company Entities as of the close of business on the Closing Date, the amount of any unpaid Transaction Expenses that are not accrued as a liability in the Net Working Capital in the Closing Adjustment Statement and the Closing Adjustment Amount, which shall include a calculation of the Modified Cash Basis Earnings in such form set forth in the calculation of estimated Modified Cash Basis Earnings set forth in the Estimated Closing Adjustment Statement. The Closing Adjustment Statement shall be prepared in accordance with the applicable definitions set forth herein, together with supporting calculations in reasonable detail. Investor shall provide the Founder Members Designee and its Representatives reasonable access to all work papers and other information and documentation used in the calculations thereof and books and records of the Company as may be reasonably requested by the Founder Members Designee for purposes of assisting the Founder Members Designee and its Representatives in their review of the Closing Adjustment Statement.

(c) The Founder Members Designee shall have 30 days after the delivery of the Closing Adjustment Statement to notify Investor of any objections to the calculation of the Closing Adjustment Amount. Any such notice (the “Dispute Notice”) delivered pursuant to this Section 2.03(c) shall specify each item or amount in dispute (a “Disputed Item”), together with a detailed written explanation of the reasons for disagreement with each such Disputed Item and shall set forth the Founder Members Designee’s alternative calculation of the Disputed Item based on such objections. To the extent not set forth in any such Dispute Notice, the Founder Members Designee shall be deemed to have agreed with the calculation of all other items and amounts contained in the Closing Adjustment Statement. Any Disputed Item shall be resolved in the manner set forth in Section 2.03(d).

(d) If the Founder Members Designee and Investor shall be unable in good faith to resolve any Disputed Item within 45 days after delivery of a Dispute Notice pursuant to Section 2.03(c), Investor, on the one hand, and the Founder Members Designee, on the other, will jointly retain a mutually agreed upon, independent, qualified accounting firm of recognized national standing (an “Accounting Firm”) to resolve any remaining Disputed Items. The Accounting Firm’s services and authority to make a determination shall be limited in scope to the Disputed Items that have not been resolved and shall be based solely on presentations by the Founder Members Designee and Investor, and not independent review and made strictly in accordance with the terms of this Agreement and, in the case of a Disputed Item relating to Net Working Capital, GAAP consistently applied and using the accounting policies and principles employed in the preparation of the Most Recent Audited Balance Sheet. The Accounting Firm shall, within 60 days following its engagement, deliver to the Founder Members Designee and Investor a written report determining such Disputed Items (and only such Disputed Items), and its determinations will be conclusive and binding upon the parties thereto for the purposes of the Closing Adjustment Amount. The fees and disbursements of the Accounting Firm shall be borne by the Company.

(e) If either (1) the Founder Members Designee does not notify Investor of its objections in accordance with the terms of Section 2.03(c) or (2) the Founder Members Designee acknowledges in writing that the Closing Adjustment Statement is accurate, the Closing Adjustment Statement shall be final and binding on all parties.

(f) Upon the determination of Closing Adjustment Amount:

(1) if the Closing Adjustment Amount is greater than the Estimated Closing Adjustment Amount, a number of Units equal to such difference that are held by the Founder Members shall be automatically transferred to Investor; and

(2) if the Closing Adjustment Amount is less than the Estimated Closing Adjustment Amount, a number of Units equal to the lesser of (A) the absolute value of such difference or (B) the amount of the Estimated Closing Adjustment Amount shall be automatically transferred from Investor to the Founder Members.

The Schedule of Members shall be revised to reflect such reduction or addition (which shall be allocated among the Founder Members on a pro rata basis based on the number of Initial Retained Units held), as applicable, and the capital account associated with the transferred or added Units will be reallocated among the remaining Units or added Units held by the Founder Members, as applicable.

(g) Notwithstanding anything herein to the contrary, the dispute resolution mechanism contained in this Section 2.03 will be the exclusive mechanism for resolving any disputes regarding the Closing Adjustment Amount.

2.04. Expense Payments Adjustment.

(a) At least five Business Days prior to the scheduled Closing Date, Investor shall prepare in good faith and deliver to the Founder Members Designee a statement (the “Estimated Expense Payments Statement”) setting forth Investor’s reasonable, good-faith estimate of the Expense Payments as of the Closing Date (the “Estimated Expense Payments”) and the Estimated Expense Payments Adjustment. The Estimated Expense Payments Statement shall be prepared in accordance with the applicable definitions set forth herein, together with supporting calculations in reasonable detail. The Founder Members Designee shall have the opportunity to review and comment on the Estimated Expense Payments Statement including the calculations set forth therein, provided that such opportunity to review and comment shall not delay the scheduled Closing Date.

(b) Within 90 days after the Closing Date, Investor shall prepare or cause to be prepared and delivered to Founder Members Designee a statement (the “Expense Payments Statement”) setting forth the Expense Payments as of the close of business on the Closing Date and the Expense Payments Adjustment. The Expense Payments Statement shall be prepared in accordance with the applicable definitions set forth herein, together with supporting calculations in reasonable detail. Investor shall provide the Founder Members Designee and its Representatives reasonable access to all work papers and other information and documentation used in the calculations of the Expense Payments Statement and books and records of Investor as may be reasonably requested by the Founder Members Designee for purposes of assisting the Founder Members Designee and its Representatives in their review of the Expense Payments Statement.

(c) Founder Members Designee shall have 30 days after the delivery of the Expense Payments Statement to notify Investor of any objections to the calculation of the Expense Payments Adjustment. Any such notice (the “Expense Payments Dispute Notice”) delivered pursuant to this Section 2.04(c) shall specify each item or amount in dispute (a “Expense Payments Disputed Item”), together with a detailed written explanation of the reasons for disagreement with each such Expense Payments Disputed Item and shall set forth Founder Members Designee’s alternative calculation of the Expense Payments Disputed Item based on such objections. To the extent not set forth in any such Expense Payments Dispute Notice, Founder Members Designee shall be deemed to have agreed with the calculation of all other items and amounts contained in the Expense Payments Statement. Any Expense Payments Disputed Item shall be resolved in the manner set forth in Section 2.04(d).

(d) If the Founder Members Designee and Investor shall be unable in good faith to resolve any Expense Payments Disputed Item within 45 days after delivery of a Expense Payments Dispute Notice pursuant to Section 2.04(c), Investor, on the one hand, and the Founder Members Designee, on the other, will jointly retain the Accounting Firm to resolve any remaining Expense Payments Disputed Items. The

Accounting Firm’s services and authority to make a determination shall be limited in scope to the Expense Payments Disputed Items that have not been resolved and shall be based solely on presentations by the Founder Members Designee and Investor, and not independent review and made strictly in accordance with the terms of this Agreement. The Accounting Firm shall, within 60 days following its engagement, deliver to the Founder Members Designee and Investor a written report determining such Expense Payments Disputed Items (and only such Expense Payments Disputed Items), and its determinations will be conclusive and binding upon the parties thereto for the purposes of the Expense Payments Adjustment. The fees and disbursements of the Accounting Firm shall be borne by the Company.

(e) If either (1) Founder Members Designee does not notify Investor of its objections in accordance with the terms of Section 2.04(c) or (2) Founder Members Designee acknowledges in writing that the Expense Payments Statement is accurate, the Expense Payments Statement shall be final and binding on all parties.

(f) Upon the determination of Expense Payments Adjustment:

(1) if the Expense Payments Adjustment is greater than the Estimated Expense Payments Adjustment, a number of Units equal to such difference shall be automatically issued to the Founder Members; and

(2) if the Expense Payments Adjustment is less than the Estimated Expense Payments Adjustment, a number of Units held by the Founder Members equal to the lesser of (A) the absolute value of such difference or (B) the amount of the Estimated Expense Payments Adjustment shall be automatically cancelled.

The Schedule of Members shall be revised to reflect such reduction or addition (which shall be allocated among the Founder Members on a pro rata basis based on the number of Initial Retained Units held), as applicable, and the capital account associated with the cancelled or added Units will be reallocated among the remaining Units or added Units held by Investor, as applicable.

(g) Notwithstanding anything herein to the contrary, the dispute resolution mechanism contained in this Section 2.04 will be the exclusive mechanism for resolving any disputes regarding the Expense Payments Adjustment.

2.05. Release of Additional Founder Units.

(a) The parties hereto agree and acknowledge that, in connection with Investor’s contribution of the Closing Acquisition Consideration to the Company on the Closing Date, the number of Units issued to, and the relative percentage interests of, Investor and the Founder Members in the Company is based on a preliminary determination of the fair market value of the Company’s assets as of the Closing Date. The parties also hereby agree that such number of Units issued to, and the relative percentage interests of, Investor and the Founder Members determined in connection with Investor’s contribution of the Closing Acquisition Consideration made on the Closing Date by reference to the preliminary determination of the fair market value of the Company’s assets may be subsequently adjusted and shall be finally determined during the period commencing on the Closing Date and ending on the fifth (5th) anniversary of the Closing Date by the Company’s release to the Founder Members up to an additional 2,800,000 Units (the “Additional Founder Units”), subject to the conditions set forth below:

(1) After the occurrence of the 1st Value Determination Event during the period commencing on the Closing Date and ending on the fifth anniversary of the Closing Date (the “Additional Unit Period”), the Company shall release to the Founder Members 800,000 Additional Founder Units, to be distributed among the Founder Members as set forth on Exhibit A of the New Operating Agreement.

(2) After the occurrence of the 2nd Value Determination Event during the Additional Unit Period, the Company shall release to the Founder Members 800,000 Additional Founder Units, to be distributed among the Founder Members as set forth on Exhibit A of the New Operating Agreement.

(3) After the occurrence of the 3rd Value Determination Event during the Additional Unit Period, the Company shall release to the Founder Members 600,000 Additional Founder Units, to be distributed among the Founder Members as set forth on Exhibit A of the New Operating Agreement.

(4) After the occurrence of the 4th Value Determination Event during the Additional Unit Period, the Company shall release to the Founder Members 600,000 Additional Founder Units, to be distributed among the Founder Members as set forth on Exhibit A of the New Operating Agreement.

(b) The Founder Members Designee shall provide the Company written notice (a “Value Determination Notice”) within 30 days of a Value Determination Event, which notice shall include a calculation of the Total Class A Share Value. The Company shall review such calculation and use its commercially reasonable efforts to either confirm or dispute such calculation within ten Business Days of receipt of the Value Determination Notice; provided that any such confirmation or dispute shall require the approval of the Required Independent Directors. Within five Business Days of the confirmation or resolution of any dispute of such calculation, Investor shall cause the Company to issue the applicable number of Additional Founder Units (if any) to the Founder Members.

(c) The Total Class A Share Value in the definition of each Value Determination Event and number of Additional Founder Units shall be subject to adjustment pursuant to Section 3.3 of the New Operating Agreement.

(d) After the termination of the Additional Unit Period, no Additional Founder Units shall be released to the Founder Members; provided that the right to receive Additional Founder Units that are subject to an Value Determination Notice delivered in accordance with Section 2.05(b) shall survive until any disputes with respect to such Value Determination Notice are resolved in accordance with Section 2.05(b).

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF FOUNDER MEMBERS

Except as specifically disclosed in the disclosure schedules delivered to Investor concurrently with the execution and delivery of this Agreement on the date hereof (the “Company Disclosure Schedule”) (it being agreed that any matter disclosed in any section or subsection of the Company Disclosure Schedule shall be deemed to apply both to the corresponding Section or subsection of this Agreement and any other Section or subsection of this Agreement to the extent such information is reasonably apparent on its face to be so applicable to such other Section or subsection), each Founder Member hereby represents and warrants as to itself to Investor, as of the date hereof and as of the Closing Date, as follows:

3.01. Organization, Standing and Authority.  Such Founder Member is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization. Such Founder Member has all requisite power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Such Founder Member is not in default under or in violation of any provision of its Constituent Documents, each as amended to date, and all such documents are in full force and effect.

3.02. Authorization and Binding Effect.

(a) Such Founder Member has full legal power and authority to enter into this Agreement and each other Transaction Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to carry out the Transactions. The execution and delivery of this Agreement and each other Transaction Document to which it is or will be a party and the consummation of the Transactions by it have been duly and validly authorized by such Founder Member, and no corporate, limited liability, limited partnership or similar action or proceeding on the part of such Founder Member or its stockholders, members, partners, trustees or beneficiaries are necessary to authorize this Agreement or such other Transaction Documents or to consummate the Transactions. This Agreement has been duly executed and delivered by such Founder Member, and each of the other Transaction Documents to which such Founder Member will be a party will be duly executed and delivered by such Founder Member. Assuming due authorization, execution and delivery thereof by Investor, this Agreement is, and the other Transaction Documents will be, a valid and legally binding agreement and obligation of such Founder

Member, enforceable against it in accordance with its terms, except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

3.03. Consents; Regulatory Filings; No Defaults.

(a) Other than as set forth on Schedule 3.03(a) of the Company Disclosure Schedule, no Consents of any Governmental Authority or Self-Regulatory Organization are required to be made or obtained by such Founder Member in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions.

(b) The execution, delivery and performance by such Founder Member of this Agreement and the other Transaction Documents to which it is or will be a party and the consummation by it of the Transactions will not (with or without the giving of notice, the passage of time or both):

(1) violate, conflict with, or result in a breach or default under such Founder Member’s Constituent Documents;

(2) materially violate any Applicable Law;

(3) materially conflict with, require Consent under, or constitute a material violation or breach of or default under, or terminate, cancel or accelerate, or give rise to (or give rise after the giving of notice, the passage of time or both) a right of termination, cancellation or acceleration of, or create any material obligation of such Founder Member under, any material Contract or material Permit to which such Founder Member is bound; or

(4) result in the creation or imposition of any Lien on any material assets or properties of such Founder Member;

except in the case of clauses (3) and (4), as may result from any facts or circumstances relating solely to Investor or any of its Affiliates.

3.04. Title.  Such Founder Member is the record and beneficial owner of the Interests of the Company set forth opposite its name on Schedule 4.04(a) of the Company Disclosure Schedule, and such Founder Member has good and marketable title to such Interests, free and clear of all Liens (other than Liens imposed by applicable Securities Laws and the Constituent Documents of the Company).

3.05. Litigation.  There is no material Litigation pending or, to such Founder Member’s knowledge, threatened against it, its properties or any rights, including any Litigation against such Founder Member that challenges any Transaction Document or the Transactions. Founder Member is not subject to any Order that may prevent or delay the Transactions.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically disclosed in the Company Disclosure Schedule, the Company hereby represents and warrants to Investor, as of the date hereof and as of the Closing Date, as follows:

4.01. Organization, Standing and Authority.  The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Each other Company Entity is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization. Each Company Entity has all requisite power and authority to own, lease and operate its material properties and to carry on the Business as now conducted and is duly qualified to do business as a foreign entity in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for where the failure to be so licensed or qualified in a foreign jurisdiction, individually or in the aggregate, would not have a Company Material Adverse Effect. True and complete copies of the Constituent Documents of each Company Entity, each as currently in effect, have been made available to Investor in the Data Room prior to the date hereof. None of the Company Entities is in default under or in violation of any provision of its Constituent Documents, each as amended to date, and all such documents are in full force and effect.

4.02. Authorization and Binding Effect.  The Company has full limited liability company power and authority to enter into this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder, and to carry out the Transactions. The execution and delivery of this Agreement and each other Transaction Document to which it is a party and the consummation of the Transactions by it have been duly and validly authorized by the Company and no other limited liability company, manager, member or other action or proceeding on the part of the Company, its members or any Company Entity is necessary to authorize this Agreement or such other Transaction Documents or to consummate the Transactions. This Agreement has been duly executed and delivered by Company, and each of the other Transaction Documents to which the Company will be a party will be duly executed and delivered by the Company. Assuming due authorization, execution and delivery thereof by the other parties thereto, this Agreement is, and the other Transaction Documents will be, a valid and legally binding agreement and obligation of the Company, enforceable against it in accordance with its terms, except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

4.03. Consents; Regulatory Filings; No Defaults.

(a) No Consents of any Governmental Authority or Self-Regulatory Organization are required to be made or obtained by any Company Entity in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions.

(b) The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the Transactions will not (with or without the giving of notice, the passage of time or both):

(1) violate or conflict with, or result in a breach of or default under or give rise to (or give rise after the giving of notice, the passage of time or both) a right of termination, cancellation or acceleration of or create any obligation of a Company Entity or a loss of any benefits to which a Company Entity is entitled under, any provision of the Constituent Documents of any Company Entity;

(2) materially violate any Applicable Law;

(3) materially conflict with, require Consent under, or constitute a material violation or breach of or default under, or terminate, cancel or accelerate, or give rise to (or give rise to, after the giving of notice, the passage of time or both) a right of termination, cancellation or acceleration of, or create any material obligation of a Company Entity or give rise to a loss of any material benefits to which a Company Entity is entitled under, any Material Contract, material Permit or material Advisory Contract; or

(4) result in the creation or imposition of any Lien on any material assets or properties of any Company Entity or the Business except in the case of clauses (3) and (4), as may result from any facts or circumstances relating solely to Investor or any of its Affiliates.

4.04. Capitalization and Subsidiaries.

(a) Schedule 4.04(a) of the Company Disclosure Schedule sets forth the Interests of the Company and the owner (record or otherwise) of each Interest of the Company. All of the outstanding Interests of the Company have been validly issued, were not issued in violation of Applicable Law and are free of any preemptive or similar rights. None of the Interests of the Company are certificated. The Acquired Units will be duly authorized and validly issued when delivered to Investor, and Investor shall have good title to all of the Acquired Units free and clear of all Liens (except to the extent arising under applicable Securities Laws or under the New Operating Agreement).

(b) Schedule 4.04(b) of the Company Disclosure Schedule sets forth each Subsidiary of the Company. Except as set forth on Schedule 4.04(b) of the Company Disclosure Schedule, ZAIS Group, LLC is wholly-owned by the Company and each of the other Subsidiaries is wholly-owned either directly or indirectly by ZAIS Group, LLC. All of the outstanding Interests of each Subsidiary of the Company have been validly issued, were not issued in violation of Applicable Law and are free of any preemptive or similar rights. Each applicable Company Entity has good title to all Interests of each Subsidiary of the Company free and clear of all Liens (except to the extent arising under applicable Securities Laws or the Constituent Documents of such Subsidiary of the Company).

(c) Except as set forth on Schedule 4.04(a) or Schedule 4.04(b) of the Company Disclosure Schedule or pursuant to the Transaction Documents, (1) there are no Interests or Rights of any Company Entity, (2) there are no preemptive, repurchase rights, rights of first refusal, agreements, arrangements or commitments to issue or to sell any Interests of any Company Entity, (3) the Company Entities do not have any bonds, debentures, notes or other Indebtedness or obligations to holders which have the right to vote (or are convertible into, exercisable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equity holders of a Company Entity on any matter, and (4) there are no outstanding options to purchase or rights to receive in the future any Interests of any Company Entity, whether vested or unvested. Except as set forth on Schedule 4.04(c) of the Company Disclosure Schedule, there are no declared but unpaid dividends or distributions with respect to the Units or any Company Entity that is not wholly-owned directly or indirectly by the Company. Other than the Transaction Documents, there are no proxies, voting agreements, shareholder agreements, registration rights agreements or Contracts establishing any Liens with respect to any Interests in any Company Entity.

(d) Except for another Company Entity or such Private Fund Client for which a Company Entity serves as the investment manager, no Company Entity: (1) owns, directly or indirectly, any Interests or Rights in any Person; (2) serves as a general partner or limited partner of any partnership, as a managing member or member of any limited liability company or as a trustee of any trust; (3) except as set forth on Schedule 4.04(d) of the Company Disclosure Schedule, is a party to any joint venture, profit-sharing, or similar arrangement; or (4) except as set forth on Schedule 4.04(d) of the Company Disclosure Schedule, is obligated to make any contributions, make any investments, purchase Interests or Rights, effect any redemptions or repurchases, make any distributions or dividends or make any loans with respect to any Company Entity or Fund sponsored or serviced by any Company Entity.

4.05. Financial Statements.

(a) The Company has delivered or will deliver the following financial statements (the “Financial Statements”) to Investor: (1) the Company has delivered the audited consolidated statements of assets, liabilities and members’ equity of ZAIS Group, LLC and its Subsidiaries as of December 31, 2013, 2012, 2011, 2010 and 2009, and the related audited consolidated statements of revenues and expenses, changes in members’ equity and cash flows of the Company Entities for each of the fiscal years then ended, together with the auditor’s report and notes thereto (the “Audited Financial Statements”) and (2) the Company will deliver the unaudited statements of assets, liabilities and members’ equity of the Company Entities as of June 30, 2014 (the “Interim Balance Sheet”) and the related unaudited consolidated statements of revenues and expenses, changes in members’ equity and cash flows of the Company Entities for the six-month period then ended (together with the Interim Balance Sheet, the “Interim Financials”). The Financial Statements have been or will be prepared in accordance with the books, records and financial accounts of the Company Entities. The Audited Financial Statements have been prepared on a modified cash basis accounting method consistently applied during the periods involved (except as may be indicated therein or in the notes thereto). The Interim Financials will be prepared in accordance with GAAP consistently applied during the periods involved (except as may be indicated therein or in the notes thereto and subject to normal recurring year-end adjustments). Each statement of assets, liabilities and members’ equity in the Financial Statements presents or will present fairly, in all material respects, the financial position of the Company Entities as of its respective date; and each statement of revenues and expenses, changes in members’ equity and cash flows presents or will present fairly, in all material respects, the results of operations, changes in members’ equity and cash flows of the Company Entities for the period covered thereby.

(b) The Company will deliver to Investor (i) the restated audited consolidated statements of assets, liabilities and members’ equity of the Company Entities as of December 31, 2013 and 2012 and the end of any other fiscal year where audited financial statements for such fiscal year are required to be provided in the Proxy Statement pursuant to the applicable requirements of the Exchange Act, Regulation S-X and the rules and regulations of the SEC (the December 31, 2013 balance sheet being referred to herein as the “Most Recent Audited Balance Sheet”), and the related audited consolidated statements of revenues and expenses, changes in members’ equity and cash flows of the Company Entities for each of the fiscal years then ended, together with the auditor’s report and notes thereto (the “Restated Audited Financial Statements”) and (ii) the restated unaudited consolidated statements of assets, liabilities and members’ equity of the Company Entities as of the end of any fiscal year where financial information from the unaudited financial statements for such fiscal year are required to be provided in the Proxy Statement pursuant to the applicable requirements of the Exchange Act, Regulation S-X and the rules and regulations of the SEC, and the related unaudited consolidated statements of revenues and expenses, changes in members’ equity and cash flows of the Company Entities for each of the fiscal years then ended (the “Restated Unaudited Financial Statements”, collectively, with the Restated Audited Financial Statements, the “Restated Financial Statements”). At the time of delivery to Investor, the Restated Financial Statements will have been (i) prepared in accordance with GAAP consistently applied during the periods involved (except as may be indicated therein or in the notes thereto) and (ii) prepared in accordance with the books, records and financial accounts of the Company Entities. Each statement of assets, liabilities and members’ equity in the Restated Financial Statements will present fairly, in all material respects, the financial position of the Company Entities as of its respective date; and each statement of revenues and expenses, changes in members’ equity and cash flows will present fairly, in all material respects, the results of operations, changes in members’ equity and cash flows of the Company Entities for the period covered thereby. The Restated Financial Statements required to be included in the Proxy Statement by Investor shall, when filed, mailed or distributed, as applicable, comply in all material respects with the applicable requirements of the Exchange Act, Regulation S-X and the rules and regulations of the SEC. No financial statements of any Person other than the Company Entities are required by GAAP to be included in the consolidated financial statements of the Company.

(c) The Company Entities have designed and maintained systems of internal controls over financial reporting sufficient to provide reasonable assurances that (1) all transactions are executed in accordance with management’s general or specific authorization, (2) all transactions are recorded as necessary to permit the preparation of financial statements in accordance with GAAP and to maintain proper accountability for items, (3) access to the property and assets of a Company Entity is permitted only in accordance with management’s general or specific authorization, and (4) recorded accountability for items is compared with actual levels at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2012, no complaints from any source regarding material accounting, internal accounting controls or auditing matters, and no concerns from any of the Company Employees regarding material questionable accounting or auditing matters, have been received from any Person by any of the Company Entities’ outside auditors, actuaries or attorneys, or on the hotline maintained by any of the Company Entities for such purposes.

(d) None of the Company Entities has any debt, obligation, or liability, absolute, fixed, contingent, or otherwise, of any nature whatsoever, whether due or to become due, including any unasserted claim or any off-balance sheet financial obligation, whether incurred directly or by any predecessor thereto, and whether arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts, or other condition (“Liabilities”), except (1) those specifically reflected or reserved against on the Interim Balance Sheet (only to the extent so reflected or reserved against), (2) Liabilities of a type that are not required by GAAP to be accrued on a balance sheet, (3) Liabilities incurred in the ordinary course of business since the date of the Interim Balance Sheet (none of which have, individually or in the aggregate, a material and adverse impact on the Business), or (4) Liabilities set forth on Schedule 4.05(d) of the Company Disclosure Schedule.

(e) All accounts receivable (net of any allowances for doubtful accounts) of the Company Entities (including those accounts receivable reflected on the Interim Balance Sheet that have not yet been collected and those accounts receivable that have arisen since the date of the Interim Balance Sheet and have not yet been collected) represent valid obligations to the Company Entities arising from bona fide transactions entered into in the ordinary course of business. There are no Liens on such account receivables.

4.06. Absence of Changes.  Between December 31, 2013 and the date hereof, the Company Entities have conducted the Business in all material respects in the ordinary course of business consistent with past practice (excluding the incurrence of expenses related to this Agreement and the Transactions) and there has not been, individually or in the aggregate, any Company Material Adverse Effect. Between December 31, 2013 and the date hereof, no Company Entity has taken any action that would have required the prior written consent of Investor under Section 6.01 if such action had been taken after the date hereof but prior to the Closing.

4.07. Contracts.

(a) Schedule 4.07 of the Company Disclosure Schedule sets forth a list of each of the following Contracts to which a Company Entity is a party as of the date hereof (each, a “Material Contract”):

(1) any lease of real property;

(2) any Contract that provides for payments by a Company Entity, or with respect to which any Company Entity makes or expects to make, either (A) annual payments of $100,000 or more, or (B) aggregate payments of $250,000 or more;

(3) any employment, consulting, independent contractor, registered representative, retention, change in control, severance, agency and other compensation agreement and arrangement that provides for cash consideration in excess of $100,000, excluding at-will employment agreements that are terminable without penalty or payment by a Company Entity;

(4) any partnership, limited liability company, joint venture or other similar agreement or arrangement, excluding Constituent Documents of wholly-owned Subsidiaries of the Company;

(5) any executory Contract relating to the acquisition or disposition of any business, whether by merger, sale of equity, sale of assets or otherwise (including any asset purchase agreement, stock purchase agreement, merger agreement or other acquisition or divestiture agreement);

(6) any indenture, mortgage, promissory note, loan agreement or other Contract relating to Indebtedness, the deferred purchase price of property or interest rate, derivative, hedging or similar transactions;

(7) any license or other Contract pursuant to which any Company Entity licenses (as licensor or licensee) Intellectual Property or Information Technology, excluding (A) licenses for off-the-shelf, commercially available Software or (B) licenses for immaterial Intellectual Property or Information Technology;

(8) any Contract with a Governmental Authority or a Self-Regulatory Organization;

(9) any Contract containing any exclusive dealing, non-competition, non-solicitation or similar covenants (other than non-disclosure or confidentiality agreements containing any exclusive dealing, non-competition, non-solicitation or similar covenants) that (i) limit the freedom of a Company Entity to compete in any line of business, (ii) restrict the geographical operations of a Company Entity, (iii) restrict hiring or engaging any Person, (iv) restrict soliciting any existing or potential clients or (v) grant “most favored nations” or similar status to any Person;

(10) any Contract providing for Supplemental Payments;

(11) any finder’s agreement or arrangement for soliciting, distributing, selling or promoting Investment Services or investments in Funds or Private Fund Clients or any agreement pursuant to which a Company Entity is obligated to make payments based on profits or revenues or any underwriting, placement agent or selling agreement;

(12) any custody or sub-custody arrangement, transfer agent agreement, sub-advisory agreement, administrative and accounting agreement, shareholder services agreement, distribution agreement, securities lending agreement, prime brokerage or other brokerage-related agreement or similar agreement;

(13) any soft dollar arrangement or agreement;

(14) any material Contracts with pricing agencies, market data providers or record retention companies;

(15) any Contract imposing a Lien (other than Permitted Liens) on any material assets or line of business of a Company Entity;

(16) any Contract in which any Company Entity has directly or indirectly guaranteed any material Liabilities of any other Person;

(17) any power of attorney given by a Company Entity; and

(18) any other Contract, the termination of which would be material to the Company Entities, taken as a whole.

(b) A true and complete copy of each such written Material Contract (and all schedules, exhibits and amendments thereto) and a summary of the material provisions of any oral Material Contract have been delivered or otherwise made available to Investor in the Data Room prior to the date hereof.

(c) Each Company Entity has performed in all material respects all of the obligations set forth in, and is not in breach or violation of, or default under, any Material Contract, and (1) to the Company’s Knowledge, no event exists that with notice, the passage of time or both would result in a violation or breach by a Company Entity of any of the terms or provisions of, constitute (with or without notice, lapse time, or both) a default under, give rise to any material penalty, right of amendment, termination, cancellation, diminution, payment or acceleration under, require the consent of a counterparty or third party under or give any Person a right to declare a default under, any Material Contract, (2) to the Company’s Knowledge, no other party to any Material Contract is in material default thereunder, (3) no Company Entity has received any repudiation, claim of default under or cancellation of any Material Contract or notice of an intent not to renew such Material Contract, and (4) each Material Contract is in full force and effect in all material respects, and (assuming due authorization, execution and delivery thereof by the counterparties thereto) constitutes the valid and legally binding obligation of each party thereto, except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

4.08. Permits.  ZAIS Group, LLC is and has, since its inception, been duly registered as an investment adviser under the Investment Advisers Act. Only those Company Entities listed on Schedule 4.08 of the Company Disclosure Schedule currently rely on the investment adviser registration of ZAIS Group, LLC with the intent to conduct a single advisory business, and each such Company Entity satisfies the conditions necessary to so rely as specified by relevant SEC staff no-action relief and related guidance. Other than ZAIS Group, LLC and the Company Entities listed on Schedule 4.08 of the Company Disclosure Schedule, no other Company Entity is required to be registered as an investment adviser under the Investment Advisers Act or to file reports with the SEC as an Exempt Reporting Adviser. Each Company Entity has all material permits, licenses, authorizations, orders and approvals of, and has made all material filings, applications and registrations with, all Governmental Authorities and Self-Regulatory Organizations that are required in order to permit them to own or lease their properties and to conduct their businesses as presently conducted (including any requirement to be duly registered as an investment adviser under the Investment Advisers Act or otherwise be duly approved or authorized by any Governmental Authority and/or Self-Regulatory Organization to perform regulated financial activities) (collectively, “Permits”) and the Company has no Knowledge of any proceeding to terminate, suspend, limit or adversely modify any such registration or Permit. Schedule 4.08 of the Company Disclosure Schedule sets forth a list of each material Permit. Each of the Subsidiaries of the Company is and has, since its inception, been engaged solely in the business of providing Investment Services. Each Person employed by a Company Entity who is required to be registered as an investment adviser representative, registered representative or salesperson with the SEC, the securities commission of any state or any Self-Regulatory Organization, or is otherwise required to be approved or licensed by or registered with any Governmental Authority, is so registered or approved as such and, to the Company’s Knowledge, such registration or approval is in full force and effect and there are no proceedings to terminate, suspend, limit or adversely modify any such registration or approval. A list of all such registrations and approvals is set forth on Schedule 4.08 of the Company Disclosure Schedule. None of the Subsidiaries of the Company is, or upon completion of the Transactions will be, required to be registered as (a) a broker-dealer under Section 15 of the Exchange Act, (b) a transfer agent under Section 3(a)(25) of the Exchange Act, or (c) a public company under Section 12 of the Exchange Act.

4.09. Compliance with Laws.

(a) The Company Entities are, and since January 1, 2012 have been, in compliance with all Applicable Laws in all material respects. Each Company Entity has not been charged with or received, at any time since January 1, 2012, any written notice from any Governmental Authority or Self-Regulatory Organization alleging any material violation of, or failure to comply with, any Applicable Law and, to the Company’s Knowledge, no Company Entity is under investigation with respect to the material violation of any Applicable Law.

(b) No Company Entity or any officer or director, or to the Company’s Knowledge, any employee of a Company Entity is subject to any pending or, to the Company’s Knowledge, threatened investigation or disciplinary or administrative proceedings by any Governmental Authority or Self-Regulatory Organization. No Company Entity is a party to any commitment letter or similar undertaking to or a recipient of any supervisory letter from, or has adopted any resolutions at the request of, any Governmental Authority or Self-Regulatory Organization, or been advised in writing since January 1, 2012 by any Governmental Authority or Self-Regulatory Organization that it is considering issuing or requesting (or is considering the appropriateness of issuing or requesting) any such letter or undertaking.

(c) Since January 1, 2011, each Company Entity has filed, and delivered to its clients and investors (as necessary), on a timely basis and in a proper manner, and paid the associated fees and assessments for, all registration statements and disclosure documents on Form ADV and comparable other filings and deliverables required under Applicable Law. The Company has delivered to Investor in the Data Room prior to the date hereof, true and complete copies of the currently effective Form ADV for ZAIS Group, LLC, as amended to date, and all foreign registration forms for each Company Entity, each likewise as amended to date. The information contained in such forms was true and complete in all material respects at the time of filing, and, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Company Entities have made all amendments to such forms (and deliveries of any such amendments) as they are required to make under Applicable Law.

4.10. Investment Advisory Activities.

(a) No Company Entity is subject to any limitation imposed by any of its Permits that materially restricts the provision of Investment Services currently provided or conducted by such Company Entity or by any Persons rendering Investment Services on behalf of such Company Entity, except to the extent provided by Applicable Law.

(b) Except as set forth on Schedule 4.10(b) of the Company Disclosure Schedule, no Person other than properly licensed and registered full-time employees of a Company Entity (i) renders Investment Services to or on behalf of the Company Entities (other than administrative, custodial and similar services provided by third parties with respect to certain Private Fund Clients) or (ii) solicits Clients or potential clients with respect to the provision of Investment Services by the Company Entities and no Founder Member nor any Affiliate or Immediate Family of a Founder Member provides Investment Services other than through the Company Entities.

(c) Each of the Company Entities has adopted and implemented written policies and procedures reasonably designed to prevent violation, by it and its supervised persons, of the Securities Laws as required under Applicable Law, including Rule 206(4)-7 under the Investment Advisers Act or, in the case of a Subsidiary domiciled in a country other than the United States, as required by any Applicable Laws. The Company has reviewed, no less frequently than annually, the adequacy of such policies and procedures of itself and each Company Entity and the effectiveness of their implementation.

(d) ZAIS Group, LLC has designated a chief compliance officer responsible for, inter alia, administering the policies and procedures required under the Securities Laws, or, in the case of a Subsidiary domiciled in a country other than the United States, as required by any Applicable Laws. Each Company Employee has executed an acknowledgement that he or she is bound by the terms of the code of ethics and insider trading policies of such entity. Set forth on Schedule 4.10(d) of the Company Disclosure Schedule is a list of all material violations of such policies and procedures since January 1, 2011.

(e) Each of the Company Entities has, in the conduct of the Business, at all times, rendered Investment Services in material compliance with all applicable requirements as to portfolio composition and portfolio management, including the terms of any and all Advisory Contracts, any written instructions from its Clients, any policies and procedures adopted by its Clients, the organizational and offering documents of its Clients, any applicable filings (including the Form ADV of ZAIS Group, LLC), Board directives and Applicable Law.

(f) None of the Company, a Company Entity listed on Schedule 4.08 of the Company Disclosure Schedule or, to the Knowledge of the Company, a Person “associated” (as defined under the Investment Advisers Act) with the Company or a Company Entity listed on Schedule 4.08 of the Company Disclosure Schedule has been convicted of any crime or is or has engaged in any conduct of the type described in Section 9(a) of the Investment Company Act or that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act, and there is no proceeding or investigation pending or, to the Knowledge of the Company, threatened by a Governmental Authority or Self-Regulatory Organization that is reasonably likely to become the basis for any such disqualification, denial, suspension or revocation.

(g) For purposes of this Section 4.10 only, any use of the term “Affiliate” shall also include any affiliate as defined by the Investment Company Act.

4.11. Private Fund Clients.

(a) Schedule 4.11(a) of the Company Disclosure Schedule sets forth a true and complete list of each Private Fund Client. Except with respect to such Private Fund Clients and except as described in Schedule 4.11(a) of the Company Disclosure Schedule, no Company Entity currently acts as investment adviser, investment sub-adviser, commodity pool operator, commodity trading advisor, general partner, managing member, manager or sponsor or in any similar capacity to any Fund that is exempt from registration as an investment company under the Investment Company Act and any other comparable Applicable Law. As to each Private Fund Client, there has at all times been in full force and effect an Advisory Contract pursuant to which a Company Entity has performed investment management, advisory or sub-advisory services for such Private Fund Client, and each Contract pursuant to which a Company Entity has received compensation or allocations of gain or income respecting their activities in connection with any of the Private Fund Clients has been duly approved and performed in accordance with the applicable Constituent Documents and Applicable Law. There are no existing material defaults under or violations of the Constituent Documents of any Private Fund Client. Each such Constituent Document is in full force and effect. The Company has provided to Investor in the Data Room prior to the date hereof true and complete copies of (1) the Constituent Documents for each Private Fund Client, (2) each form of subscription agreement and private placement memorandum, information memorandum, prospectus or other offering document (as applicable) of each Private Fund Client, including any amendments or supplements thereto, (3) all side letters with any investor in a Private Fund Client, including every letter or other written communication that provides specific benefits or other treatment to such investor, and (4) all material information and documents related to the Funds that are required to be reported to and filed with, or received from, any Governmental Authority and Self-Regulatory Organization.

(b) Each Private Fund Client that is a juridical entity has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership, limited liability company, or similar power and authority to own, lease and operate its properties and to carry on its business as now conducted. Each Private Fund Client that is a trust has been duly organized and is validly existing and has all requisite power and authority to own, lease and operate its material properties and to carry on its business as now conducted. Each Private Fund Client is duly qualified, licensed or registered to do business in each jurisdiction where it is required to do so under Applicable Law, except for any failure to be so qualified, licensed or registered that, individually and in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All outstanding Interests of each Private Fund Client (1) have been issued, offered and sold in compliance with Applicable Law in all material respects and (2) have been duly authorized and validly issued and are fully paid and (if applicable) non-assessable.

(c) The private placement memorandum, information memorandum, prospectus or other offering document (as applicable) of each Private Fund Client has at all times since the original offering of Interests in such Private Fund Client complied with, and been provided to potential investors in accordance with, all Applicable Laws, and has not contained any untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not materially misleading, in each such case at all such times as any such applicable offering document was delivered to investors or potential investors in such Private Fund Client. Each investor or potential investor in a Private Fund Client has been delivered an applicable offering document relating to such Private Fund Client as required by Applicable Law (and in any event prior to subscribing for, or otherwise making an investment decision with respect to, Interests in such Private Fund Client).

(d) For each Private Fund Client, the Company has provided to Investor in the Data Room prior to the date hereof true and complete copies of the (1) audited balance sheet of such Private Fund Client and the related statements of income, equity and cash flows for such Private Fund Client’s 2013 fiscal year and (2) audited balance sheet of such Private Fund Client and the related statements of income, equity and cash flows for such Private Fund Client’s 2012 fiscal year (each hereinafter referred to as a “Private Fund Financial Statement”). Such Private Fund Financial Statements present fairly the financial position, results of operations and cash flows of the Private Fund Clients as at and for the respective periods then ended, and have been prepared in accordance with GAAP or IFRS, as applicable.

(e) No Company Entity is liable in connection with, on behalf of, or for, any obligation of any of the Private Fund Clients (except as set forth in the applicable Constituent Document or Private Fund Client Advisory Contract or in the case of a general partner of a Private Fund Client, with respect to general partner liability to the extent imposed by Applicable Law), and no Company Entity is in a position in which it may become so liable, including on any insolvency, liquidation, transformation, amalgamation, merger or split-up of any Private Fund Client. Each Private Fund Client has sufficient collateral to support its borrowing.

(f) Each Private Fund Client has (as applicable) a separate prime broker, custodian or trustee which is a third-party entity independent of the Company Entities, which provider and service is identified on Schedule 4.11(f) of the Company Disclosure Schedule for each Private Fund Client, together with the relevant agreement related thereto. The Company has provided to Investor in the Data Room prior to the date hereof true and complete copies of all such agreements and any amendments or supplements thereto.

(g) There are no unfunded capital commitments or outstanding capital contributions with respect to any Private Fund Client.

(h) Each Private Fund Client has obtained all Permits and made all filings, applications and registrations with all Governmental Authorities and Self-Regulatory Organizations that are required in order to permit such Private Fund Client to carry on its respective business as presently conducted and offer its Interests for investment, and all such Permits, filings, applications and registrations are in full force and effect, as applicable.

(i) Each Private Fund Client has operated, and its Interests have at all times been offered, in compliance in all material respects with its offering documents and all Applicable Law, and consummation of the Transactions will not result in any violation of Applicable Law.

(j) No Private Fund Client, Company Entity or, to the Knowledge of the Company, Person “associated” (as defined under the Investment Advisers Act) with the Company or a Company Entity is subject to any cease-and-desist or other order issued by, or a party to any consent agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or subject to any order or directive by, a recipient of any supervisory letter from or has adopted any resolutions at the request of any Governmental Authority or Self-Regulatory Organization and the Company is not on notice of the pendency of any such order. No Private Fund Client or Company Entity is in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any Governmental Authority or any Self-Regulatory Organization relating to any aspect of the business, properties or assets of such Private Fund Client, including those which could give rise to an affirmative answer to any of the questions in Item 11, Part 1A, Item 9 of Part 2A or Item 3 of Part 2B of the Form ADV of ZAIS Group, LLC, except as disclosed in response to such Items.

(k) No Private Fund Client, Company Entity or, to the Knowledge of the Company, Person “associated” (as defined under the Investment Advisers Act) with the Company or a Company Entity has been charged or, to the Company’s Knowledge, threatened with or under investigation with respect to, any material violation of any provision of any Applicable Law, including any Securities Law or regulation applicable to the business, properties or assets of such Private Fund Client or Company Entity, affecting such Private Fund Client, or the Transactions, or which could give rise to an affirmative answer to any of the questions in Item 11, Part 1A, Item 9 of Part 2A or Item 3 of Part 2B of the Form ADV of ZAIS Group, LLC, except as disclosed in response to such Items.

(l) Each Private Fund Client: (1) offers its securities on a basis exempt from registration of its securities under the Securities Act, the Exchange Act and applicable Securities Laws, (2) is exempt from the registration requirements of the Investment Company Act, (3) is not treated as holding “plan assets” as described in Section 3(42) of ERISA and U.S. Department of Labor Regulations Section 2510.3-101, as modified by Section 3(42) of ERISA, (4) is not subject to any law similar to the fiduciary provisions of ERISA or the prohibited transaction provisions of the Code (“Similar Law”), and (5) is otherwise in compliance in all material respects with its Constituent Documents and Applicable Law.

4.12. Advisory Contracts and Clients.

(a) Schedule 4.12(a) of the Company Disclosure Schedule sets forth a true and complete listing of (1) each Client as of the date hereof, indicating (A) which Company Entity it is a Client of, (B) whether such Client is a Private Fund Client, REIT, business development company as defined in the Investment Company Act, or Direct Client, and (C) any arrangement between a Company Entity and another Person (other than the Client) by which a Company Entity pays or receives a fee in connection with the solicitation or provision of Investment Services or placement of interests in a Private Fund Client to such Client; (2) each Advisory Contract, and all amendments thereto, in effect on the date hereof between a Company Entity and any Client or any other Person; (3) the amount of assets under management of each Client as of the Cut-Off Date, both with and without regard to the elimination of duplication, (4) the applicable fee rates, including investment management fees and any Performance Fees (along with the basis for the calculation of such Performance Fees), attributable to each Client as of the Cut-Off Date and any fee adjustments implemented since such date or proposed to be instituted, and (5) any Supplemental Payments to be made in connection with any Advisory Contracts or by any of the Company Entities. Except as set forth on Schedule 4.12(a) of the Company Disclosure Schedule, to the Company’s Knowledge, no Client has expressed an intention to terminate or reduce in any material respect its investment relationship with the Company Entities, or adjust the fee schedule with respect to any Advisory Contract in a manner which would materially reduce the fee to the Company Entities either directly or by any material increase in Supplemental Payments. No such termination, reduction or adjustment, or suspension of the investment relationship between the Client and the Company Entities will result from the execution of the Transaction Documents, Constituent Documents of the Company Entities or the consummation of the Transactions. Each Client that is a “restricted person” as determined in accordance with FINRA Rule 5130 or a “covered person” as determined in accordance with FINRA Rule 5131 is designated as such on Schedule 4.12(a) of the Company Disclosure Schedule. None of the Company Entities provides Investment Services to any 529 Plans or Wrap Programs.

(b) Each Advisory Contract is in full force and effect, and each Advisory Contract and any subsequent renewal has been duly authorized, executed and delivered by the applicable Company Entity and, to the Company’s Knowledge, each other party thereto, in compliance with any Applicable Law, and, is, and will continue to be following the consummation of the Transactions, (assuming due authorization, execution and delivery thereof by the counterparties thereto) a legal, valid and binding agreement of such Company Entity and, to the Company’s Knowledge, each other party thereto, enforceable in accordance with its terms except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) There does not exist under any Advisory Contract any event of default or event or condition that, after notice or lapse of time or both, would (1) constitute an event of default thereunder on the part of a Company Entity or, to the Company’s Knowledge, on the part of any other party thereto or (2) permit termination, modification, suspension or acceleration by a Company Entity or such other party to the Advisory Contract prior to the date hereof. True and complete copies of each Advisory Contract for each Client, including the fee schedule of any such Advisory Contracts, have been made available to Investor in the Data Room prior to the date hereof. There are no material disputes pending with or, to the Company’s Knowledge, threatened by any Client under the terms of any Advisory Contract.

(d) Each of the Company Entities has reviewed each of its respective Clients and any investors in Interests of its Clients, as applicable, in accordance with applicable anti-money laundering laws and regulations.

(e) No Company Entity serves as investment adviser, pursuant to an investment advisory contract or otherwise, to an affiliated Fund which is registered or required to be registered as an Investment Company, and except for BDC, no Company Entity provides investment sub-advisory or other Investment Services, pursuant to an investment sub-advisory contract or otherwise, to any Fund which is registered or required to be registered as an Investment Company and no Company Entity will so serve prior to the Closing.

4.13. ERISA Matters.  No Company Entity provides or has provided Investment Services or other services, including those with respect to which any Company Entity has acted as a fiduciary (within the meaning of Title I of ERISA, Section 4975 of the Code or any Similar Law) to any Client which is: (1) an employee benefit plan which is subject to Title I of ERISA; (2) a plan subject to Section 4975 of the Code; (3) a plan subject to Similar Law or (4) an entity deemed to hold the “plan assets” of plans described in (1), (2) or (3) above pursuant to Section 3(42) of ERISA and applicable regulations of the Department of Labor, Similar Law or otherwise.

4.14. Specialized Entities and Transactions.

(a) REIT.

(1) Each ZAIS REIT Entity is duly organized and existing in good standing under the laws of the state of its incorporation or formation, as applicable, and has in all material respects the requisite corporate power and authority to carry on its business as it is now being conducted and to own all its material properties and assets and the Company has no Knowledge of any proceeding to terminate, suspend, limit or adversely modify any such powers. Each ZAIS REIT Entity is duly qualified to do business and is in good standing in the states of the United States and any foreign jurisdictions where its ownership or leasing of property or assets or the conduct of its business requires it to be so qualified, except for any failure to be so qualified that, individually and in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

(2) Neither the ZAIS REIT Entities nor ZAIS REIT Management, LLC is in material default in the performance, observation and fulfillment of any of the terms or conditions of its Constituent Documents. None of the ZAIS REIT Entities or the Company Entities has received written notice, nor, to the Company’s Knowledge, has any service provider received written notice, of any written complaint from a holder of an Interest in a ZAIS REIT Entity, Governmental Authority, Self-Regulatory Organization or other Person related to noncompliance by the ZAIS REIT Entities with Applicable Law, in each case since January 1, 2012.

(3) ZAIS Financial Corp. is and at all times since its commencement of operations has been organized and operated in conformity with the requirements for qualification as a REIT under the Code. All Tax Returns required to be filed by the ZAIS REIT Entities have been duly and timely filed under Applicable Laws and regulations. All Taxes owed by the ZAIS REIT Entities have been duly and timely paid and no tax liens are currently in existence other than liens for taxes not yet due and payable.

(4) To the Company’s Knowledge, there is no pending or threatened Litigation that could materially and adversely affect the business, operations and activities of any of the ZAIS REIT Entities.

(5) The ZAIS REIT Entities are, and at all times since January 1, 2012 have been, in compliance in all material respects with all Applicable Laws.

(6) Except as set forth on Schedule 4.14(a)(6) of the Company Disclosure Schedule, all Interests issued by a ZAIS REIT Entity were and continue to be properly registered under the Securities Laws, the offering and sale of any such interests complies with all Applicable Law in all material respects, and all outstanding shares of ZAIS Financial Corp. have been duly authorized and are fully paid and non-assessable.

(7) Each ZAIS REIT Entity holds, and at all times since January 1, 2012 has held, all material Permits necessary to conduct its current operations, business, and activities. To the Company’s Knowledge, each Person engaged by, a ZAIS REIT Entity and any agent thereof who is required to be registered with, or licensed or otherwise approved by a Governmental Authority or Self-Regulatory Organization to conduct the Person’s business on behalf of a ZAIS REIT Entity, is so registered, licensed or approved as such and such registration, license or approval is in full force and effect. The Company has no Knowledge of any proceeding or other action to terminate, suspend, limit or adversely modify any such Permit of a ZAIS REIT Entity or registration, license or approval of its employees and agents that would restrict, limit or impair in any material way the ability of a ZAIS REIT Entity to conduct its business, operations and activities.

(8) Since their formation, the ZAIS REIT Entities have (i) timely filed all required regulatory filings, including periodic reports and other filings required under the Exchange Act or any other Securities Law, and (ii) timely filed, in all material respects, any other material forms, reports, and documents required to be filed under Applicable Law with any applicable Governmental Authority or any Self-Regulatory Organization (the “REIT Reports”). As of their respective dates, the REIT Reports were prepared in accordance with the requirements of all Applicable Law in all material respects.

(9) Each REIT Advisory Contract and other Contract that is material to the operations of the ZAIS REIT Entities to which a ZAIS REIT Entity is a party or beneficiary has been duly authorized, executed and delivered by such ZAIS REIT Entity in compliance with any Applicable Law in all material respects and, assuming the due authorization, execution and delivery thereof by the other parties thereto, is a valid and binding agreement of such ZAIS REIT Entity, is in full force and effect and is enforceable against such ZAIS REIT Entity and, to the Company’s Knowledge, each counterparty thereto in accordance with its terms, except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(b) Collateralized Loan Obligations.

(1) Schedule 4.14(b)(1) of the Company Disclosure Schedule sets forth a true and complete listing of each CLO Transaction. Each CLO Transaction set forth on Schedule 4.14(b)(1) of the Company Disclosure Schedule is in compliance in all material respects with all laws and regulations that are or will be governing such transactions, and no CLO Issuer is a “banking entity” as defined by the Volcker Rule.

(2) Schedule 4.14(b)(2) of the Company Disclosure Schedule sets forth a description of the fees payable to any of the Company Entities with respect to each CLO Transaction, including any Performance Fees and indicating the amount of Performance Fees that are payable as of the date of this Agreement.

(3) The Company’s execution and performance of this Agreement and any other Transaction Document will not affect in any material respect any Company Entity’s role as manager under each CLO Transaction or the fees payable thereunder.

(4) Each CLO Issuer (A) offers its securities on a basis exempt from registration of its securities under the Securities Act, the Exchange Act and applicable Securities Laws, (B) is exempt from the registration requirements of the Investment Company Act, (C) is not treated as holding “plan assets” as described in Section 3(42) of ERISA and U.S. Department of Labor Regulations Section 2510.3-101, as modified by Section 3(42) of ERISA, (D) is not a benefit plan or subject to any Similar Law, and (E) is otherwise in compliance in all material respects with its Constituent Documents and Applicable Law.

(c) Specialized Investment Management SICV SIF.

(1) All authorizations for the operation of the business of the SICAV and for the holding of any relevant assets have been obtained, are in full force and effect and have been and are being complied with in all material respects, including compliance with the relevant authorizations from the Commission de Surveillance du Secteur Financier (the “CSSF”) to be authorized, and listed as such on the official list of the CSSF, as a specialized investment fund under the Luxembourg law of 13 February 2007, as amended, and the activities of the SICAV are carried out in compliance with such authorization;

(2) the SICAV has the capacity and authority to own its assets, to appoint investment advisers (as further described under the SICAV Prospectus dated October 2013) and to carry on its business and the SICAV holds all relevant Permits to perform its activities from the CSSF;

(3) the SICAV does not qualify as an “alternative investment fund” or “AIF” within the meaning of article 1 (39) of the Luxembourg Law of 12 July 2013 on Alternative Investment Fund Managers; and

(4) each of the SICAV’s sub-funds is classified under the U.S. Foreign Account Tax Compliant Act (“FATCA”) as a “registered deemed compliant foreign financial institution” and as a reporting financial institution under the subsequent agreement that has been signed between the Government of the United States of America and the Government of the Grand Duchy of Luxembourg to Improve International Tax Compliance and to Implement FATCA.

4.15. Litigation.

(a) Except as set forth on Schedule 4.15 of the Company Disclosure Schedule and any Litigation brought by stockholders of Investor, there is, and since January 1, 2012 has been, no material litigation, proceeding, investigation or controversy, including administrative proceedings by a Governmental Authority or Self-Regulatory Organization, relating to any Fund or Direct Client account and involving the Company or its Affiliates (“Litigation”) pending or, to the Company’s Knowledge, threatened against (1) any Company Entity or any properties or rights of any Company Entity or (2) to the Company’s Knowledge, any present or former officer, director or employee of any Company Entity acting in his or her capacity as such who has a right to seek indemnification from the applicable Company Entity.

(b) There are, and since January 1, 2012, have been, no Orders in favor of or naming any of the Company Entities or, to the Company’s Knowledge, any of their respective Affiliates, directors, managers, officers or employees, as applicable, relating to the performance of their duties in such capacities or against or affecting their properties. No Company Entity is in default with respect to any Order.

4.16. Employee Benefit Plans.

(a) Except for the arrangements set forth on Schedule 4.16(a) of the Company Disclosure Schedule, the Company Entities do not now maintain or contribute to, and do not have any liability, actual or contingent, to or in respect of, or any obligation under, any plan, program, policy or arrangement providing pension, profit-sharing, change in control, deferred compensation, bonus or incentive compensation, stock option or other equity-based compensation, phantom equity, severance, group or individual health, dental, medical, disability, life insurance, tuition, paid time off, survivor or other pension, welfare, equity compensation or fringe benefits, whether formal or informal, written or oral, for the benefit of any director, officer, consultant or employee, whether active or terminated, including but not limited to by reason of any Company Entity being or having been treated as a single employer with any other Person (any such Person, an “ERISA Affiliate”) under Section 414 of the Code or Section 4001(b) of ERISA. Each of the arrangements set forth on Schedule 4.16(a) of the Company Disclosure Schedule is herein referred to as an “Employee Benefit Plan” or “Plan”.

(b) The Company has heretofore made available in the Data Room (or otherwise in electronic form) true and complete copies of each Employee Benefit Plan (or if any Plan is not written, an accurate description of the material terms thereof), and with respect to each Plan, true and complete copies of (1) any associated trust, funding, custodial, insurance and service agreements, (2) any annual report, actuarial report, or disclosure materials (including specifically any summary plan descriptions and any summaries of material modifications thereto) submitted to any governmental agency or distributed to participants or beneficiaries thereunder in the current or any of the three (3) preceding calendar years, (3) the most recently received IRS determination or opinion letters and any governmental advisory opinions, rulings, compliance statements, closing agreements, or similar materials specific to such Plan, and pending requests relating to any of the foregoing, (4) any material written policies or procedures used in the administration of such Plan, and (5) any material communications with the Department of Labor or the Internal Revenue Service or any other Governmental Authority in the current or any of the three (3) preceding calendar years.

(c) Each Employee Benefit Plan is and has heretofore been maintained and operated in compliance in all material respects with the terms of such Plan and with the requirements prescribed (in connection with a Plan that is a tax-qualified pension plan or welfare benefit plan as a matter of substantive law or as necessary to secure favorable tax treatment) by any and all statutes, governmental or court orders, or governmental rules or regulations in effect from time to time, including but not limited to ERISA and the Code, and applicable to such Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code (a “Qualified Plan”) and each trust or other entity intended to qualify as a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code and associated with any Employee Benefit Plan is expressly identified as such on Schedule 4.16(a) of the Company Disclosure Schedule and has been determined to be so qualified by the Internal Revenue Service (or, where there is no determination letter but the Qualified Plan is based upon a master or prototype or volume submitter form, the sponsor of such form has received a current opinion or advisory letter as to the form upon which the Qualified Plan sponsor is entitled rely under applicable Internal Revenue Service procedures) and nothing has occurred as to each which has resulted or is likely to result in the revocation of such qualification or which requires or could require action under the compliance resolution programs of the Internal Revenue Service to preserve such qualification.

(d) Except as set forth on Schedule 4.16(d) of the Company Disclosure Schedule,

(1) there are no pending or threatened legal actions, proceedings or investigations, other than routine claims for benefits, concerning any Employee Benefit Plan, or to the Company’s Knowledge, any fiduciary or service provider thereof and, to the Company’s Knowledge, there is no basis for any such legal action, proceeding or investigation;

(2) no Employee Benefit Plan is or has at any time been subject to Section 302 or Title IV of ERISA or Section 412 of the Code;

(3) no Employee Benefit Plan nor any Person who is a party in interest in respect of an Employee Benefit Plan within the meaning of Section 3(14) of ERISA with respect thereof has engaged in a prohibited transaction which could subject any Company Entity directly or indirectly to liability under Section 409 or 502(i) of ERISA or Section 4975 of the Code;

(4) to the Company’s Knowledge, no communication, report or disclosure has been made which, at the time made, did not accurately reflect the material terms and operations of any Employee Benefit Plan; provided, however, that in no event shall an Employee Benefit Plan be considered a communication or disclosure;

(5) no Employee Benefit Plan provides welfare benefits subsequent to termination of employment to employees or their beneficiaries except to the extent required by applicable state insurance laws and Title I, Subtitle B, Part 6 of ERISA;

(6) each Employee Benefit Plan that is a “welfare plan,” as defined in Section 3(1) of ERISA, whether or not subject to ERISA, is fully insured;

(7) no Company Entity has announced its intention, or undertaken (whether or not legally bound) to modify or terminate any Employee Benefit Plan or adopt any arrangement or program which, once established, would come within the definition of an Employee Benefit Plan;

(8) no Company Entity has undertaken to maintain any Employee Benefit Plan for any period of time and each such Plan is terminable at the sole discretion of the sponsor thereof, subject only to such constraints as may imposed by applicable law, and without penalty or cost (other than routine administrative costs); and

(9) no Company Entity has any liability, including under any Employee Benefit Plan, arising out of the treatment of any service provider as a consultant or independent contractor and not as an employee, or vice-versa.

(e) With respect to each Employee Benefit Plan for which a separate fund of assets is or is required to be maintained, full and timely payment has been made of all amounts required of the Company Entities, under the terms of each such Plan or applicable law (determined without regard to any waiver of legally applicable funding requirements), as applied through the Closing Date. The fair market value of the assets of each such Employee Benefit Plan, as of the end of the most recently ended plan year of that Plan, equals or exceeded the present value of all benefits liabilities under that Plan. None of the assets of any Employee Benefit Plan include any capital stock or other securities issued by any Company Entity or any ERISA Affiliate.

(f) The execution of this Agreement and the consummation of the Transactions will not, by itself or in combination with any other event (regardless of whether that other event has or will occur), (1) result in any payment (whether of severance pay or otherwise) or benefit becoming due from or under any Employee Benefit Plan to any current or former director, officer, consultant or employee of any Company Entity, (2) result in the vesting, acceleration of payment or increases in the amount of any benefit payable to or in respect of any such current or former director, officer, consultant or employee (including any bonus, golden parachute, retirement, severance, change of control payment, or other benefit or enhanced benefit), or (3) result in the payment of any “excess parachute payment” (within the meaning of Code Section 280G.

(g) No Employee Benefit Plan is a multiemployer plan within the meaning of Section 4001 of ERISA (a “Multiemployer Plan”) or is a plan described in Sections 4063 or 4064 of ERISA (a “Multiple Employer Plan”), and neither the Company Entities nor any ERISA Affiliate has in the past contributed to or had any obligation to contribute to any Multiemployer Plan or any Multiple Employer Plan.

(h) Each Employee Benefit Plan subject to the laws of any jurisdiction outside of the United States (an “International Plan”) is separately identified on Schedule 4.16(h) of the Company Disclosure Schedule. Each International Plan (1) if intended to qualify for special tax treatment, meets all requirements for such treatment; (2) is fully funded and has been fully accrued for on the Financial Statements; and (3) if required to be registered, has been registered with the appropriate authorities and has been maintained in good standing with the appropriate regulatory authorities.

4.17. Labor and Employment Matters.

(a) Schedule 4.17(a) of the Company Disclosure Schedule sets forth with respect to each Company Employee (including any Company Employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, including disability, family, maternity, parental or other leave, sick leave or on layoff status subject to recall) (1) the name of such Company Employee, the date as of which such Company Employee was originally hired by the applicable Company Entity and whether the Company Employee is on an active or inactive status; (2) such Company Employee’s title or position; (3) whether such Company Employee is classified as exempt or non-exempt under the Fair Labor Standards Act of 1938 and other Applicable Law; (4) such Company Employee’s annualized compensation as of the date hereof including 2014 base salary, 2013 total incentive compensation award (which includes cash paid to such Company Employee and any retention or bonus accruals payable to him or her in the future); and (5) the Company Entity or other Person at which such Company Employee is employed and such employee’s regular work location.

(b) Except as set forth in Schedule 4.17(b) of the Company Disclosure Schedule, the Company Entities do not retain the services of individuals who are classified as consultants, contract labor or independent contractors, and have not done so since January 1, 2012. None of the Company Entities has any material liability under Applicable Law arising out of improperly classifying any service provider as a consultant, contract laborer or independent contractor, and no such service provider is entitled to any material compensation or benefits that he or she has not been afforded under any Applicable Law or Employee Benefit Plan due to such classification.

(c) Except as set forth on Schedule 4.17(c) of the Company Disclosure Schedule, the employment of each of the Company Employees is terminable by the Company at will, and none of the Company Entities has any obligation to provide any particular form or period of notice prior to terminating the employment of any of the Company Employees or pay severance upon termination. None of the Company Entities has, and to the Company’s Knowledge, no other Person has, promised or otherwise provided any assurances (contingent or other), to any Company Employee, consultant or contractor of any of the Company Entities, of any terms or conditions of employment following the Closing.

(d) Except as set forth in Schedule 4.17(d) of the Company Disclosure Schedule, (1) none of the Company Employees has given any of the Company Entities written notice terminating his or her employment with any of the Company Entities, or terminating his or her employment in connection with the Closing; (2) none of the Company Entities has a present intention to terminate the employment of any Company Employee; (3) to the Company’s Knowledge, no Company Employee, consultant or contractor is a party to or is bound by any employment agreement, patent disclosure agreement, non-competition agreement or other restrictive covenant with any Person, or subject to any court order, any of which would reasonably be expected to have a material adverse effect in any way on (A) the performance by such Person of any of his or her duties or responsibilities for any of the Company Entities, or (B) any of the Company Entities’ business or operations; and (4) to the Company’s

Knowledge, no Company Employee, contractor or consultant is in violation of any term of any employment agreement, patent disclosure agreement, non-competition agreement, or any other restrictive covenant with any Person relating to the right of any such Company Employee, contractor or consultant to be employed or retained by any of the Company Entities.

(e) (1) There are no collective bargaining agreements to which any of the Company Entities are parties with respect to any Company Employees, and (2) (A) no labor union, labor organization, or any other type of employee representative body represents or, to the Company’s Knowledge, claims to represent any Company Employees or group of Company Employees, none of the Company Entities has received any demand for recognition or any other request or demand from a labor organization for representative status with respect to any Company Employees, and none of the Company Entities has any duty to bargain with any labor organization, (B) there are no, and since January 1, 2012, there have been no organizational campaigns or petitions seeking recognition of a bargaining unit in the Company Entities or other unionization activities, (C) there are no strikes, walk outs or work stoppages, lockouts, unfair labor practice charges or other labor dispute pending or, to the Company’s Knowledge, threatened with respect to any Company Employees, and (D) no strikes, walk outs, work stoppages, lockouts, unfair labor practice charges or other labor dispute has occurred with respect to any Company Employees or former employees of any of the Company Entities since January 1, 2012.

(f) Each of the Company Entities is and has since January 1, 2012 been in compliance in all material respects with all Applicable Law respecting employment and employment practices, including wage and hour, immigration, civil rights, equal employment opportunity, privacy, safety and health, workers’ compensation, the classification of employees as exempt from overtime, leased or temporary, the classification of consultants and independent contractors, the Worker Adjustment and Retraining Notification Act of 1988 and similar state and local Laws (collectively, the “WARN Act”), and the collection and payment of withholding, social security and any other applicable Taxes relating to Company Employees and former employees of any of the Company Entities. Since January 1, 2012, there has not been any, and currently there is no, complaint, charge, claim, investigation, audit or agency proceeding pending before any Governmental Entity, or, to the Company’s Knowledge, threatened against any of the Company Entities, with respect to the employment practices of the Company Entities or involving any Person who has provided services to any of the Company Entities as an employee or contractor. There is no claim for workers’ compensation benefits or similar benefits in connection with any work-related illness or injury, pending or, to the Company’s Knowledge, threatened against, or in connection with work performed for, any of the Company Entities. There is no disputed claim for unemployment compensation pending or, to the Company’s Knowledge, threatened against, or in connection with work performed for, any of the Company Entities.

(g) None of the Company Entities is delinquent with respect to, or has it failed to pay, any of the Company Employees for any wages (including overtime, meal breaks or waiting time penalties), salaries, commissions, accrued and unused vacation, on-call payments, equal pay, or collective bargaining payments to which they would be entitled under Applicable Law, if any, bonuses, benefits, advantage in kind, profit sharing, stock options or other compensation for any services performed by them or amounts required to be reimbursed or damages or interest paid to such individuals. None of the Company Entities is liable for any material payment to any trust or other fund or to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for any Company Employees or any other Person (other than Company Employees) for any of the Company Entities (other than routine payments to be made in the normal course of business and consistent with past practice). None of the Company Entities is delinquent with respect to, or has failed to pay in any material respects, any of the consultants, contractors or any other Person (other than Company Employees) who performed services for any of the Company Entities, for any wages (including overtime, meal breaks or waiting time penalties), salaries, commissions, accrued and unused vacation, on-call payments, equal pay, or collective bargaining payments to which they would be entitled under Applicable Law, if any, bonuses, benefits, advantage in kind, profit sharing, stock options or other compensation for any services performed by them or amounts required to be reimbursed or damages or interest paid to such individuals, if any.

(h) Schedule 4.17(h) of the Company Disclosure Schedule sets forth all of the Company Employees that require a visa, work permit or other authorization to work in the United States. Each of the Company Entities and, to the Company’s Knowledge, each Company Employee, is in compliance with all applicable visa and work permit requirements. No visa or work permit held by a Company Employee will expire during the six (6) month period beginning on the date of this Agreement.

(i) None of the Company Entities has implemented any plant or office closing, transfer, mass layoff or other event triggering any duty under the WARN Act with respect to any Company Employees or former employees of any of the Company Entities, and none of the Company Entities has taken any action or failed to take any action in connection with the transactions contemplated by this Agreement that could give rise to any liability or other obligation under the WARN Act.

4.18. Taxes.  Except as set forth in Schedule 4.18 of the Company Disclosure Schedule:

(a) The Company has properly been treated as a partnership (and not as a publicly-traded partnership) for U.S. federal and New Jersey income Tax purposes for all taxable periods of its existence, and ZAIS Group, LLC has properly been treated as either a partnership (and not as a publicly-traded partnership) or as an entity disregarded as separate from its owner for such purposes for all taxable periods of its existence.

(b) All income Tax Returns and all material other Tax Returns required to be filed by each Company Entity have been duly and timely filed in accordance with Applicable Laws and regulations. All material Taxes owed by each Company Entity (whether or not shown on such Tax Returns) have been duly and timely paid in accordance with Applicable Law.

(c) None of the Tax Returns described in subsection (b) above has been audited by the IRS or any other Governmental Authority. None of the Company Entities has received any written notice of assessment or proposed assessment or adjustment in connection with any such Tax Returns that has not been settled or satisfied, and there are no current or pending Tax audits, investigations, claims, examinations or proceedings in respect of Taxes asserted against any of the Company Entities. No taxing authority in a jurisdiction in which any Company Entity does not file Tax Returns has asserted in writing that such Company Entity is or may be required to pay Taxes or file Tax Returns with that jurisdiction.

(d) There are no currently effective extensions or waivers regarding the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes from any Company Entity. The Company has delivered to Investor in the Data Room prior to the date hereof true and complete copies of all federal, state and local income Tax Returns filed with respect to each of the Company Entities for 2013.

(e) There are no Tax Liens on any assets or properties of any of the Company Entities, other than Permitted Liens.

(f) All material Taxes required to be withheld, collected or deposited by any Company Entity have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority.

(g) None of the Company Entities (1) is or has ever been a member of an Affiliated Group filing a consolidated federal income Tax Return, or of any similar group filing any consolidated, combined, unitary or other group return under any corresponding or similar provision of state, local or foreign income Tax law or (2) has any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of Applicable Law), as a transferee or successor, or, except in connection with ordinary course commercial dealings, by contract.

(h) No power of attorney granted by or with respect to any of the Company Entities relating to Taxes is currently in force. None of the Company Entities is a party to, or bound by, or has any obligation under, any tax allocation or sharing agreement or similar contract or arrangement.

(i) None of the Company Entities will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the

Closing Date as a result of any (1) change in method of accounting for a taxable period ending on or prior to the Closing Date, (2) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state or local income Tax law) executed on or prior to the Closing Date, (3) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state or local income Tax law), (4) installment sale or open transaction disposition made on or prior to the Closing Date, or (5) prepaid amount received on or prior to the Closing Date.

(j) Since the date of the Interim Balance Sheet, no Company Entity has incurred any liability for Taxes outside the ordinary course of business consistent with past custom and practice.

(k) None of the Company Entities has been either a “distributing corporation” or a “controlled corporation” in a distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

(l) None of the Company Entities has engaged in any transaction that it has determined would give rise to (1) a reporting obligation under Section 6111 of the Code or the regulations thereunder, (2) a list maintenance obligation under Section 6112 of the Code or the regulations thereunder, (3) a disclosure obligation of a “reportable transaction” under Section 6011 of the Code and the regulations thereunder, or (4) any similar obligation under any predecessor or successor law or regulation or comparable provision of state or local law.

4.19. Insurance.  Schedule 4.19 of the Company Disclosure Schedule sets forth all of the insurance policies, binders or bonds maintained by a Company Entity. With respect to the Business, the Company Entities are insured with reputable insurers against such risks and in such amounts as is consistent with industry practices. All of the policies, binders and bonds are in full force and effect, all premiums thereon have been paid, no Company Entity is in default thereunder or, to the Company’s Knowledge, has taken any action or failed to take any action that would constitute a breach or default (with or without notice or lapse of time or both) thereunder, and no Company Entity has received any written or oral notice of cancellation or termination with respect to any such policy, binder or bond. There is no material claim by or with respect to a Company Entity pending under any of such insurance policies, binders or bonds as to which coverage has been denied or disputed by the underwriters of such policy, binder or bond or in respect of which such underwriters have reserved their rights.

4.20. Intellectual Property.

(a) Schedule 4.20(a) of the Company Disclosure Schedule sets forth all Registered Intellectual Property owned or licensed by a Company Entity, indicating for each Registered item the registration or application number and the applicable filing jurisdiction (the “Scheduled Intellectual Property”). The Scheduled Intellectual Property constitutes all Registered Intellectual Property used or held for use by each of the Company Entities in connection with or otherwise material to the Business. The Scheduled Intellectual Property has been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office and United States Copyright Office or other filing offices, domestic or foreign, to the extent necessary to ensure full protection under Applicable Law. Such registrations, filings or issuances remain in full force and effect.

(b) As applicable, the Company Entities own or have a valid license to use, the Scheduled Intellectual Property, free from Liens (except for Permitted Liens).

(c) The use of the Scheduled Intellectual Property in the Business as it is currently conducted does not infringe any third party’s right, and no claim or demand has been made or, to the Company’s Knowledge, threatened to that effect. To the Knowledge of the Company, no third party is infringing, misappropriating or otherwise violating the rights of the Company Entities with respect to the Scheduled Intellectual Property. The consummation of the Transactions will not impair the Company Entities’ rights to use the Scheduled Intellectual Property on the same terms and conditions as in effect before the Closing.

(d) The Company Entities have established and maintained a commercially reasonable security program, including the use of technology, practices, procedures and processes meeting or exceeding industry standards that are designed to protect the integrity of the transactions executed through its systems, including using encryption or other security protocols and techniques when appropriate.

(e) The Company Entities have established adequate and reasonable measures and, to the Company’s Knowledge, currently meet all material legal requirements, regarding data security, privacy and the use of data and information. The Company Entities have established adequate and reasonable measures pertaining to: (1) the protection of trade secret information in its possession, custody or control; (2) the protection of the confidentiality, integrity and security of their computer systems, databases, and websites (and all information, transactions and content stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption in conformance with financial industry generally accepted good data processing and security practices; and (3) the collection, use, importation, or exportation of personally identifiable information. To the Company’s Knowledge, there have been no security breaches relating to, violations of any security policy regarding or any unauthorized access or unauthorized use of any data or information of the Company Entities since January 1, 2012.

(f) The Company Entities have used their reasonable best efforts to protect the integrity and confidentiality of all trade secrets and other confidential information material to the Company Entities. To the Company’s Knowledge, there have been no unauthorized disclosures of any trade secrets of the Company Entities and all disclosures of trade secrets have been made pursuant to confidentiality agreements commercially reasonable in form and substance and effective to protect the proprietary nature of such trade secrets. To the Company’s Knowledge, there have been no breaches of any such confidentiality agreements.

(g) All copyrights comprising the Intellectual Property consist exclusively of (1) “works made for hire” as that term is used in Title 17 of the United States Code, (2) works developed by independent contractors or consultants engaged by the Company Entities who have assigned to the Company Entities their entire right, title and interest in and to the copyrights in such works (other than copyrights owned by the independent contractor or consultant or obtained by the independent contractor or consultant from other Persons, in each case prior to the development of the work for the Company Entities pursuant to valid and enforceable written contracts) or (3) copyrights acquired from other Persons who have assigned such copyrights to the Company Entities.

(h) The Company Entities are in possession of the source code and object code for all Software owned by the Company, and copies of all other materials related thereto where available, including documentation, engineering specifications, flow charts, and know-how reasonably necessary for the use, maintenance, enhancement, development and other exploitation of such Software as currently used in, or currently under development for, the Business.

4.21. Books and Records.  The books and records of the Company Entities have been maintained in all material respects in accordance with Applicable Law, including Securities Laws, and accurately present and reflect, in all material respects, the Business and all transactions and actions related thereto, including all actions taken by the manager, board of directors, trustee or other governing body.

4.22. Affiliate Transactions; Indemnification.

(a) Schedule 4.22(a) of the Company Disclosure Schedule lists the Contracts, transfers of assets or liabilities or other transactions (including Indebtedness, guarantees, keep-well arrangements, credit support arrangements or other similar arrangements), whether or not entered into in the ordinary course of business, that are pending or in effect or involve continuing liabilities or obligations of any Company Entity (1) for the benefit of any director, officer or Affiliate of a Company Entity or any Affiliate (or any Person that is an affiliate as defined by the Investment Company Act) or Immediate Family of a Founder Member or (2) with respect to which any director, officer or Affiliate of a Company Entity or any Affiliate (or any Person that is an affiliate as defined by the Investment Company Act) or Immediate Family of a Founder Member is a party or whose assets or properties are otherwise bound or affected, excluding in each case Contracts and transactions solely between Company Entities and any transactions contemplated by the terms of this Agreement.

(b) Except as disclosed in Schedule 4.22(b) of the Company Disclosure Schedule, no officer or director of a Company Entity or an Affiliate, including any Person that is an affiliate as defined by the Investment Company Act, or Immediate Family of a Founder Member that is not a Company Entity serves as a director, officer, employee, agent or representative of a Person that is a supplier, or competitor of, or has a Material Contract with, a Company Entity.

(c) Other than pursuant to the provisions of their Constituent Documents and except as set forth on Schedule 4.22(c) of the Company Disclosure Schedule, none of the Company Entities is a party to any indemnification agreement with any of its managers, members, officers, directors, employees, agents or other Persons who serve or served in any other capacity with any other enterprise at the request of any Company Entity (a “Covered Person”), and there are no claims for which any Covered Person would be entitled to indemnification by any of the Company Entities if such provisions were deemed in effect.

4.23. Risk Management Instruments.

(a) Schedule 4.23(a) of the Company Disclosure Schedule describes all interest rate swaps, caps, floors, collars, option agreements, futures and forward contracts and other similar risk management arrangements in effect that were entered into by a Company Entity for its own account, or for the account of one or more Clients with respect to which a Company Entity has any rights or obligations (each, “Risk Management Instrument”).

(b) Each Risk Management Instrument:

(1) was entered into in accordance with Applicable Law and with counterparties believed to be financially responsible and creditworthy at the time; and

(2) is (assuming due authorization, execution and delivery thereof by the counterparties thereto) in full force and effect and constitutes the valid and legally binding obligation of each Company Entity and, to the Company’s Knowledge, each other party to it, and is enforceable against such Company Entity and, to the Company’s Knowledge, each other party to it in accordance with its terms (except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) There is no event of default or, to the Company’s Knowledge, event or condition that, after notice or lapse of time or both, would constitute an event of default, under a Risk Management Instrument on the part of a Company Entity or, to the Company’s Knowledge, on the part of any other party to such Risk Management Instrument.

4.24. Corrupt Practices.

(a) No Company Entity or, to the Company’s Knowledge, any director, officer, member, manager or employee of a Company Entity has been convicted of any criminal offense or found guilty of any civil offense in either case involving fraud, misrepresentation, dishonesty, breach of fiduciary duty, substantive violation of banking or corporate tax laws, embezzlement or other fraudulent conversion or misappropriation of property that would require disclosure on Item 11 of Part I of its Form ADV.

(b) No Company Entity or, to the Company’s Knowledge, any director, officer, member, manager or employee of a Company Entity has made any contribution or expenditure, whether in the form of money, products, services or facilities, in connection with any election for political office or to any public official except to the extent permitted by Applicable Law. No Company Entity (or political action committee controlled by a Company Entity) has offered or provided any unlawful remuneration, entertainment or gifts to any Person, including any official of a Governmental Authority or any fiduciary of a Client.

4.25. Real Property.  Except as set forth on Schedule 4.25 of the Company Disclosure Schedule, no Company Entity owns any real property. Schedule 4.25 of the Company Disclosure Schedule sets forth a list of all real property leased by a Company Entity (the “Leased Real Property”). No Company Entity (1) is in material breach or default under any of the real property leases to which it is a party or (2) has subleased, licensed or otherwise granted any Person the right to use or occupy any of the Leased Real Property or any portion thereof. Each lease set forth on Schedule 4.25 is not subject to any Liens other than Permitted Liens. The Company Entities have not received any notice that either the whole or any material portion of any Leased Real Property is to be condemned, requisitioned or otherwise taken by any public authority.

4.26. Assets.

(a) The Company Entities have good and marketable title to, or in the case of leased property and assets have valid and enforceable leasehold interests in, all material property and assets (whether real or personal) reflected on the Interim Balance Sheet (other than assets of any Excluded Affiliate consolidated on the Balance Sheet) or acquired after the date of the Interim Balance Sheet, free and clear of all Liens (other than Permitted Liens).

(b) The tangible assets of the Company Entities (other than assets of any Excluded Affiliate consolidated on the Balance Sheet), taken as a whole are in working condition for their current uses by the Company Entities. There are no developments affecting any such property or assets pending or, to the Company’s Knowledge threatened, which might materially detract from the value, materially interfere with any present or intended use or materially adversely affect the marketability of any such property or assets. Without consideration of the assets of any Excluded Affiliate consolidated on the Balance Sheet, the property and assets owned or leased by the Company Entities or which they otherwise have the right to use, constitute all of the property and assets used or held for use in connection with the Businesses and are adequate to conduct such businesses as currently conducted.

4.27. Safe Deposit Boxes and Bank Accounts.  Schedule 4.27 of the Company Disclosure Schedule lists the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which a Company Entity maintains safe deposit boxes or lock boxes or bank accounts and the names of all Persons authorized to have access to such boxes and accounts.

4.28. No Brokers.  There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Founder Members, any Company Entity or any of their Affiliates who might be entitled to any fee or commission in connection with the Transactions.

4.29. No Other Representations and Warranties.  Except for the representations and warranties contained in Article III and Article IV and in any certificate or agreement delivered pursuant hereto (upon which Investor shall be entitled to rely regardless of any knowledge or investigation by or on behalf of Investor), neither the Company, the Company Entities, the Founder Members nor any other Person on behalf of the Company or any of its Affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company or any Company Entity or with respect to any other information provided to Investor or its Affiliates or Representatives, and the Company disclaims any such representation or warranty. Except for the specific representations and warranties contained in Article III and this Article IV (as modified by the Company Disclosure Schedule) and in any certificate or agreement delivered pursuant hereto, the Company hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Investor or its Affiliates or Representatives (including any opinion, information, projection, or advice that may have been or may be provided to Investor by any director, officer, employee, agent, consultant, or other Representative of the Company, the Company Entities, the Founder Members or any of their respective Affiliates, and whether or not included in the Data Room), and neither the Company nor any other Person will have or be subject to any liability or obligation to Investor or any other Person (other than liability for fraud) resulting from the distribution to Investor or any such party’s use of, or reliance upon, any such information.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF INVESTOR

Except as specifically disclosed in the disclosure schedules delivered to the Company concurrently with the execution and delivery of this Agreement on the date hereof (the “Investor Disclosure Schedule”) (it being agreed that any matter disclosed in any section or subsection of the Investor Disclosure Schedule shall be deemed to apply both to the corresponding Section or subsection of this Agreement and any other Section or subsection of this Agreement to the extent such information is reasonably apparent on its face to be so applicable to such other Section or subsection), Investor hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

5.01. Organization, Standing and Authority.  Investor is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware. Investor has all requisite power and authority to own, lease and operate its material properties and to carry on its Business as now conducted and is duly qualified to do business as a foreign entity in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for where the failure to be so licensed or qualified in a foreign jurisdiction would not prevent or materially delay the consummation of the Transactions. True and complete copies of the Constituent Documents of Investor have been delivered to the Company. Investor is not in default under or in violation of any provision of its Constituent Documents, each as amended to date, and all such documents are in full force and effect.

5.02. Authorization and Binding Effect.

(a) Subject to receipt of the Investor Stockholder Approval, Investor has full corporate power and authority to enter into this Agreement and each other Transaction Document to which it is or will be a party, to perform its obligations hereunder and thereunder, and to carry out the Transactions. The execution and delivery of this Agreement and each other Transaction Document to which it is or will be a party and the consummation of the Transactions by it have been duly and validly authorized by the Board of Directors; and other than the Investor Stockholder Approval, no other corporate action or proceeding on the part of Investor or its stockholders are necessary to authorize this Agreement or such other Transaction Documents or to consummate the Transactions. This Agreement has been duly executed and delivered by Investor, and each of the other Transaction Documents to which Investor will be a party will be duly executed and delivered by Investor. Assuming due authorization, execution and delivery thereof by the counterparties thereto, this Agreement is, and the other Transaction Documents will be, a valid and legally binding agreement and obligation of Investor, enforceable against it in accordance with its terms, except as enforcement may be limited by or subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(b) The affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock that are voted at a duly held stockholders meeting (the “Investor Stockholder Meeting”) to approve the Business Combination contemplated by this Agreement and any other document or actions related to the Transactions is the only vote of any of Investor’s capital stock necessary in connection with the Closing (the “Investor Stockholder Approval”).

(c) At a meeting duly called and held, Investor’s board of directors (including a majority of Investor’s independent directors) has: (1) determined that this Agreement, each Transaction Document to which Investor is a party and the Transactions are fair to and in the best interests of Investor’s stockholders; (2) approved and adopted this Agreement, each Transaction Document to which it is a party and the Transactions; (3) determined that the fair market value of the Company is equal to at least 80% of the amount held in the Trust Account; and (4) resolved to recommend to stockholders adoption of this Agreement.

5.03. Consents; Regulatory Filings; No Defaults.

(a) Except as set forth on Schedule 5.03(a) of the Investor Disclosure Schedules, no Consents of any Governmental Authority or Self-Regulatory Organization are required to be made or obtained by Investor in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents or the consummation of the Transactions.

(b) Subject to obtaining Investor Stockholder Approval and the Consents referred to in Section 5.03(a), the execution, delivery and performance by Investor of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the Transactions will not (with or without the giving of notice, the passage of time or both):

(1) violate or conflict with, or result in a breach of or default under or give rise to (or give rise after the giving of notice, the passage of time or both) a right of termination, cancellation or acceleration of or create any obligation of Investor or a loss of any benefits to which Investor is entitled under, any provision of the Constituent Documents of Investor;

(2) materially violate any Applicable Law;

(3) materially conflict with, require Consent under, or constitute a material violation or breach of or default under, or terminate, cancel or accelerate, or give rise to (or give rise after the giving of notice, the passage of time or both) a right of termination, cancellation or acceleration of, or create any material obligation under or give rise to a loss of any material benefits to which Investor is entitled under, any material Contract or Permit; or

(4) result in the creation or imposition of any Lien on any material assets or properties of Investor;

except in the case of clauses (3) and (4), as may result from any facts or circumstances relating solely to the Founder Members, Company Entities or their respective Affiliates.

5.04. Capitalization and Subsidiaries.

(a) The authorized capital stock of Investor consists of (1) 180,000,000 shares of Class A Common Stock, (2) 20,000,000 shares of Class B Common Stock and (3) 2,000,000 shares of preferred stock, par value $0.0001 per share. As of the date of this Agreement, there were outstanding 23,592,150 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock and no shares of preferred stock. All outstanding shares of Class A Common Stock and Class B Common Stock have been validly issued and are fully paid and nonassessable, were not issued in violation of Applicable Law and are free of any preemptive or similar rights.

(b) Except as set forth in Section 5.04(a) or the Investor Charter or as contemplated by the Transaction Documents, (1) there are no Interests or Rights of Investor, (2) there are no preemptive, repurchase rights, rights of first refusal, agreements, arrangements or commitments to issue or to sell any Interests of Investor, (3) Investor does not have any bonds, debentures, notes or other Indebtedness or obligations to holders which have the right to vote (or are convertible into, exercisable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the stockholders of Investor on any matter and (4) there are no outstanding options to purchase or rights to receive in the future any Interests of any Investor, whether vested or unvested. Investor has no Subsidiaries. At Closing, Investor shall have reserved for issuance a sufficient number of shares of Class A Common Stock to satisfy the exchange rights granted under the Exchange Agreement with respect to the Initial Retained Units.

(c) Except for the Redemption (if any), Investor has never declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of its capital stock, nor has Investor redeemed, repurchased or otherwise reacquired any shares of its capital stock or other security other than repurchases at the lower of cost or the current fair market value thereof from former employees in accordance with the terms of such employees’ purchase agreements.

(d) Except for a stock incentive plan on terms mutually agreed by Investor and the Company that will be subject to Investor Stockholder Approval or as set forth in the Investor SEC Documents, Investor has no stock plan, stock purchase agreement, stock option agreement, employment agreement or other Contract between Investor and any holder of any equity securities or rights to purchase equity securities that provides for acceleration or other changes in the vesting provisions, Investor’s repurchase rights or other terms of such Contract as the result of: (i) termination of employment (whether actual or constructive); (ii) any merger, consolidation, business combination, reorganization or similar transaction involving Investor; or (iii) the occurrence of any other event or combination of events.

(e) No issued and outstanding shares of any of the capital stock of Investor are held by Investor in its treasury.

5.05. Litigation.

(a) There is, and since its inception has been, no Litigation pending or, to Investor’s Knowledge, threatened against (1) Investor or any properties or rights of Investor or (2) to Investor’s Knowledge, any present or former officer, director or employee of Investor acting in his or her capacity as such who has a right to seek indemnification from Investor, which in either case (x) if adversely determined, would have a material adverse effect on the operations or business of Investor or (y) would affect the legality, validity or enforceability of this Agreement or the other Transaction Agreement or the consummation of the transactions contemplated hereby or thereby or otherwise prevent or materially delay consummation of the transactions contemplated by this Agreement or the other Transaction Agreements.

(b) There are, and since its inception have been, no Orders in favor of or naming Investor or, to Investor’s Knowledge, any of its Affiliates, directors, managers, officers or employees, as applicable, relating to the performance of their duties in such capacities or against or affecting Investor’s properties. Investor is not in default with respect to any Order.

5.06. Compliance with Laws.

(a) Investor is, and since its inception has been, in compliance with all Applicable Laws (including Securities Laws) in all material respects. Except as set forth in Schedule 5.06 of the Investor Disclosure Schedule, Investor has not been charged with or received, at any time since its inception, any written notice from any Governmental Authority or Self-Regulatory Organization alleging any material violation of, or failure to comply with, any Applicable Law and, to Investor’s Knowledge, Investor is not under investigation with respect to the material violation of any Applicable Law.

(b) Neither Investor nor, to Investor’s Knowledge, any officer, director or employee of Investor is subject to any pending or, to Investor’s Knowledge, threatened investigation or disciplinary or administrative proceedings by any Governmental Authority or Self-Regulatory Organization. Investor is not a party to any commitment letter or similar undertaking to or a recipient of any supervisory letter from, or has adopted any resolutions at the request of, any Governmental Authority or Self-Regulatory Organization, or been advised in writing since its inception by any Governmental Authority or Self-Regulatory Organization that it is considering issuing or requesting (or is considering the appropriateness of issuing or requesting) any such letter or undertaking.

5.07. Corrupt Practices.

(a) Neither Investor or, to Investor’s Knowledge, any director, officer, member, manager or employee of Investor has been convicted of any criminal offense or found guilty of any civil offense in either case involving fraud, misrepresentation, dishonesty, breach of fiduciary duty, substantive violation of banking or corporate tax laws, embezzlement or other fraudulent conversion or misappropriation of property that would require disclosure on Item 11 of Part 1 of Form ADV.

(b) Neither Investor nor, to Investor’s Knowledge, any director, officer, member, manager or employee of Investor has made any contribution or expenditure, whether in the form of money, products, services or facilities, in connection with any election for political office or to any public official except to the extent permitted by Applicable Law. Investor has not (and no political action committee controlled by Investor has) offered or provided any unlawful remuneration, entertainment or gifts to any Person, including any official of a Governmental Authority.

5.08. Affiliate Transactions.  Except as otherwise disclosed in Investor SEC Documents filed prior to the date hereof, Schedule 5.08 of the Investor Disclosure Schedule lists the Contracts, transfers of assets or liabilities or other transactions (including Indebtedness, guarantees, keep-well arrangements, credit support arrangements or other similar arrangements), whether or not entered into in the ordinary course of business, that are pending or in effect or involve continuing liabilities or obligations of Investor (a) for the benefit of any director, officer or Affiliate of Investor or (b) with respect to which any director, officer or Affiliate of Investor is a party or whose assets or properties are otherwise bound or affected.

5.09. Books and Records; Conduct of Business.  The books and records of Investor accurately present and reflect, in all material respects, Investor’s operations and all transactions and actions related thereto, including all actions taken by the board of directors and stockholders of Investor. Investor does not now conduct and has not ever conducted any business or operations and has not engaged in any other material transaction other than valuation and pursuit of a Business Combination.

5.10. SEC Documents.  Investor has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Investor with the SEC since Investor’s registration under the Exchange Act or the Securities Act to the date of this Agreement, together with any amendments, restatements or supplements thereto (collectively, the “Investor SEC Documents”). As of its filing date, each Investor SEC Document complied, and the forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement through the Closing Date (collectively, the “Additional Investor SEC Documents”) will comply, as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002. Assuming all applicable information relating to the Company Entities, the Founder Members or their Affiliates is provided to Investor in a timely manner, all Additional Investor SEC Documents will be timely filed. All Investor SEC Documents, Additional Investor SEC Documents, any material correspondence from or to the SEC or Nasdaq relating to the registration or listing of the Class A Common Stock and all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. §1350 (Section 906) of the Sarbanes-Oxley Act of 2002 with respect to any of the foregoing after March 27, 2013 (collectively, the “Certifications”) have been delivered to the Company in the form filed with the SEC or are available on EDGAR. The Investor SEC Documents at the time filed did not contain, and the Additional Investor SEC Documents will not contain, as of the date of such filing, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made. Investor has not filed any confidential material change report with any Governmental Authorities that remains confidential. The Certifications are each true and correct. Investor maintains disclosure controls and procedures required by Rule 13a-15(e) or 15d-15(e) under the Exchange Act. To the Knowledge of Investor, except as set forth in Schedule 5.10 of the Investor Disclosure Schedule, each director and executive officer of Investor has filed with the SEC on a timely basis all statements required with respect to Investor by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 5.10, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC. No representation or warranty is being given with respect to any information relating to the Company Entities or the Founder Members or their Affiliates contained in the Additional Investor SEC Documents.

5.11. Financial Statements.  The financial statements and notes contained or incorporated by reference in the Investor SEC Documents (“Investor Financials”) fairly present the financial condition and the results of operations, changes in stockholders’ equity, and cash flows of Investor as at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable.

5.12. Investment Representation.  Investor acknowledges that the Acquired Units are not registered or qualified under the Securities Laws of any jurisdiction and that it is acquiring the Acquired Units for its own account, not as a nominee or agent, for investment, and not with a view to distribution thereof. Investor (a) is a sophisticated investor with knowledge and experience in financial and business matters, (b) is capable of evaluating the risks and merits of the acquisition of the Acquired Units and (c) has the capacity to protect its own interests and to bear the risk of loss of its entire investment in the Acquired Units.

5.13. Resale Restrictions.  Investor acknowledges that the Acquired Units have not been, and the Acquired Units will not be, upon the Company’s issuance and Investor’s acceptance of the Acquired Units, registered or qualified under any Securities Laws of any jurisdiction, and the Acquired Units must be held indefinitely unless a subsequent disposition thereof is registered or qualified under applicable Securities Law or is exempt from such registration or qualification.

5.14. Trust Account.  As of the date hereof, Investor has approximately $184,747,500 (the “Trust Amount”) in the Trust Account, with such monies being invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and being held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. Except as set forth on Schedule 5.14 of the Investor Disclosure Schedule, there are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) with respect to the Trust Agreement. Prior to the Closing, except as otherwise provided in the Trust Agreement or Investor Charter, none of the funds held in the Trust Account may be released except (x) to pay income, franchise and other Tax obligations owed by Investor and to pay expenses related to investigating and selecting a target business and other working capital requirements and (y) to purchase shares of Class A Common Stock in accordance with the provisions of the Investor Charter, as set forth in the Investor SEC Documents. Except as set forth on Schedule 5.14 of the Investor Disclosure Schedule, following the Closing and notice thereof to the Trustee in accordance with the procedures set forth in the Trust Agreement, the Trustee shall be obligated to release as promptly as practicable all funds held in the Trust Account to Investor, and, thereafter, the Trust Account shall terminate in accordance with the terms of the Trust Agreement.

5.15. No Brokers.  Except for any fees which may be due and owing to Early Bird Capital Inc. and Sandler O’Neill & Partners, L.P., which will be paid by Investor from the Trust Account, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Investor or any of its Affiliates who might be entitled to any fee or commission in connection with the Transactions.

5.16. Employee Matters.  Investor has never had any employees. Other than reimbursement of any out-of-pocket expenses incurred by Investor’s officers and directors in connection with activities on Investor’s behalf in an aggregate amount not in excess of the amount of cash held by Investor outside of the Trust Account, Investor does not have any unsatisfied liability with respect to any employee, officer or director. Investor does not maintain, sponsor or have any liability or potential liability with respect to any Employee Benefit Plan.

5.17. Indebtedness.  Investor does not have any Indebtedness.

5.18. Listing.  The Class A Common Stock is listed on Nasdaq. There is no action or proceeding pending or, to Investor’s Knowledge, threatened against Investor by Nasdaq with respect to any intention by such entity to prohibit or terminate the listing of the Class A Common Stock on Nasdaq.

5.19. Investor Contracts.  Except as set forth on Schedule 5.19 of the Investor Disclosure Schedule or in the Investor SEC Documents, Investor is not a party to any material Contract (other than nondisclosure agreements to which Investor is a party that were entered into in the ordinary course of its business).

5.20. Taxes.  Investor has filed all material Tax Returns required to be filed by it and timely paid all Taxes required to be paid by it (whether or not shown on such Tax Returns). At no time has Investor incurred any material liability for Taxes other than in respect of earnings on investment of the Trust Amount (whether directly, as successor or transferee, by contract or otherwise) and Delaware franchise taxes or been audited by any taxing authority or otherwise contacted by any taxing authority in respect of any Tax Return or liability for Taxes.

5.21. No Discussions.  Other than discussions and negotiations relating to the Transactions, Investor is not actively pursuing with any other Person (each, a “Target”) (a) a sale or exclusive license of all or substantially all of any Target’s assets to Investor or any of its Affiliates, (ii) any merger, consolidation or other business combination transaction with respect to any Target, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by Investor or any of its Affiliates of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of any Target.

5.22. No Other Representations and Warranties.  Except for the representations and warranties contained in Article V and in any certificate or agreement delivered pursuant hereto (upon which the Founder Members shall be entitled to rely regardless of any knowledge or investigation by or on behalf of the Founder Members or the Company), none of Investor nor any other Person on behalf of Investor or any of their respective Affiliates has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to Investor or with respect to any other information provided to the Company, the Company Entities or the Founder Members, and Investor disclaims any such representation or warranty. Except for the specific representations and warranties contained in this Article V (as modified by the Investor Disclosure Schedule) and in any certificate or agreement delivered pursuant hereto, Investor hereby disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to the Company, the Company Entities, the Founder Members or their respective Affiliates or Representatives (including any opinion, information, projection, or advice that may have been or may be provided to the Company by any director, officer, employee, agent, consultant, or other Representative of Investor or any of their respective Affiliates), and neither Investor nor any other Person will have or be subject to any liability or obligation to the Company, the Company Entities, the Founder Members or any other Person (other than liability for fraud) resulting from the distribution to the Company or any such party’s use of, or reliance upon any such information.

ARTICLE VI.

COVENANTS

6.01. Operations of the Company.

(a) The Company agrees that, between the date of this Agreement and the Closing, it shall, and shall cause each of its Subsidiaries to, (1) conduct the Business only in the ordinary course of business, except as required pursuant to this Agreement, (2) maintain in effect all material Permits and other approvals of Governmental Authorities and Self-Regulatory Organizations necessary to carry on the Business in the ordinary course of business, (3) manage its Net Working Capital (including the timing of collection of accounts receivables and management fees and payment of accounts payable) in the ordinary course of business, (4) continue to make capital expenditures in the ordinary course of business and (5) use commercially reasonable efforts to preserve intact its present business organizations and relationships, preserve its rights, franchises, goodwill and relations with its employees and its material Clients, vendors and service providers.

(b) Except as set forth in Schedule 6.01(b) of the Company Disclosure Schedule or as otherwise consented to by Investor in writing (which consent shall not be unreasonably withheld or delayed), from the date of this Agreement to the Closing, the Company shall not, and shall not permit its Subsidiaries, to:

(1) amend its Constituent Documents;

(2) (A) issue, deliver or sell, or authorize the issuance, delivery or sale of any Interests or Rights of any Company Entity (other than the issuance of Interests to Investor pursuant to this Agreement or the sale of Interests between or among the Founder Member), (B) amend the terms of any Interests or Rights of any Company Entity (whether by merger, consolidation or otherwise) or (C) split, combine or reclassify any Interests or Rights of any Company Entity;

(3) purchase, redeem or otherwise acquire (or offer to do so) any Interests or Rights, excluding a redemption of Interests by a Private Fund Client in accordance with the terms of its Constituent Documents;

(4) commit to expend funds for capital expenditures that would be made after the Closing of more than $1,000,000 in the aggregate;

(5) (A) acquire any Person or business by merger or consolidation or purchase any Interests or Rights in a transaction or series of related transactions, (B) purchase any material assets outside of the ordinary course of business, or (C) make any loans, advances or capital contributions to, or investments in, any other Person;

(6) sell, license, transfer or otherwise dispose of, or create, suffer the imposition of, or assume a Lien (other than Permitted Liens) on, any material asset (including any material Intellectual Property owned or licensed by a Company Entity), other than obsolete assets;

(7) (A) other than amendments, waivers, modifications, cancellations or terminations occurring in the ordinary course of business, undertake any amendment, modification, waiver, cancellation or termination of any Material Contract or Advisory Contract (other than in connection with a liquidation of a Fund set forth on Schedule 6.01(b) of the Company Disclosure Schedule) or (B) enter into any Contract that would have been considered a Material Contract if entered into prior to the date of this Agreement (except for entry into Contracts in the ordinary course of business (excluding Contracts described in Section 4.07(a)(3), which shall be subject to Section 6.01(b)(12)));

(8) incur long-term Indebtedness in excess of $1,000,000 in the aggregate;

(9) settle, compromise or cancel any Indebtedness owing to it;

(10) settle, compromise or cancel any Litigation or other claim against any Company Entity, excluding settlements for monetary damages only in an amount not to exceed $50,000 net of insurance proceeds to the Company Entities;

(11) change any material accounting principles, policies, practices or related methodologies;

(12) except as required by or to better conform with Applicable Law (including as necessary or appropriate to secure or maintain favorable Tax treatment) or the terms of an Employee Benefit Plan as in effect on the date hereof, (A) grant any severance, retention or termination pay to, or enter into or amend any severance, retention, termination, employment, consulting, bonus or change in control agreement resulting in payments (or, with respect to such amendments, increase in payments) by the Company Entities to, Company Employees, in excess of $1,000,000 in the aggregate, (B) materially increase the compensation or benefits provided to any Company Employee, (C) grant any Interests-based or phantom equity awards to any Company Employee, (D) establish, adopt, enter into or amend any Employee Benefit Plan (other than in connection with the Company’s ordinary open enrollment process with respect to the Company’s medical and dental plans) or enter into any collective bargaining or other labor agreement, (E) hire any employees with a starting base compensation of $200,000 or more, (F) terminate the employment of any Company Employee with base compensation of $200,000 or more other than for cause or (G) terminate the employment of any key personnel which may result in the suspension of any investment period or Advisory Contract;

(13) adopt or change any material accounting method in respect of Taxes except as may be required by Applicable Law, make or change any material Tax election, prepare any material Tax Returns in a manner which is inconsistent with the past practices of the Company or the applicable Subsidiary with respect to the treatment of items on such Tax Returns, incur any material liability for Taxes other than in the ordinary course of business, enter into any closing agreement, settle any material Tax Claim or assessment, file any amendment to any federal, state or other material Tax Return, surrender any right to claim a Tax refund, offset or other reduction in a Tax liability or consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(14) permit any existing property and casualty, errors and omissions, liability or any other insurance policies to expire or terminate without obtaining replacement policies with substantially similar coverage;

(15) permit an employee of a Company Entity, any Founder Member or any Affiliate (including any affiliate defined by the Investment Company Act) or Immediate Family of a Founder Member to provide Investment Services except (A) as part of his employment with a Company Entity; or (B) managing his own investments or the investments of his Immediate Family;

(16) adopt a plan or agreement of complete or partial liquidation or dissolution;

(17) with the exception of distributions to members of the Company in respect of Taxes permitted under the existing operating agreement of the Company, make any payments, or accrue any Liability, with respect to or under any Tax sharing, Tax indemnity, Tax allocation of similar contract (whether or not written) with, or for the benefit of, any Company Entity or any of its Affiliates;

(18) enter into any transaction that would be required to be disclosed under Section 4.22;

(19) make or declare any dividends or distributions payable to members of the Company after giving effect to which the Net Working Capital would be less than the Minimum Net Working Capital;

(20) liquidate a Fund;

(21) undertake any other action that would be reasonably likely to materially adversely impede consummation of the Transactions; or

(22) agree or commit to take any of the actions described in this Section 6.01.

6.02. Conduct of Investor.  Investor agrees that, between the date of this Agreement and the Closing, except as set forth in Schedule 6.02 of the Investor Disclosure Schedule, it shall (a) conduct its business and operations only in the ordinary course of business except as necessary to perform its obligations under the Transaction Documents and to effectuate the Transactions, (b) maintain in effect all of its material Permits and other approvals of Governmental Authorities, (c) except as required pursuant to this Agreement, not amend its Constituent Documents or the Trust Agreement, (d) not issue any shares of capital stock or any other Interests or Rights (other than in connection with New Equity Proceeds), (e) not create any Subsidiary or acquire any capital stock, membership interest, partnership interest, joint venture interest or other Interest in any Person, or merge or consolidate with, or purchase any assets of, any Person, (f) not incur any Indebtedness (excluding the Redemption), (g) not declare, set aside or pay any dividend or make any other distribution (whether in cash, stock or other assets) or payment with respect to any shares of capital stock or other securities (or set any record date therefor) (excluding the Redemption), (h) as applicable, not split, combine, divide, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock or any of its other securities out of the ordinary course of business (excluding the Redemption), (i) not engage in any transactions with Investor’s Affiliates or its or its Affiliates’ officers, directors, managers or employees outside the ordinary course of business, (j) not enter into, or permit any of the assets owned or used by it to become bound by, any Contract requiring the Consent of any other party to such Contract in connection with the Transactions, (l) not change any of its methods of accounting or accounting practices in any material respect, (m) not undertake any other action that would be reasonably likely to materially adversely impede consummation of the Transactions, (n) not enter into any agreement, understanding or arrangement with respect to the voting of the Class A Common Stock or (o) not agree or commit to take any of the actions described in this Section 6.02.

6.03. Access.

(a) From the date hereof to the Closing Date (or termination of this Agreement), and to the extent reasonably necessary in connection with the consummation of the Transactions, the Company shall, and shall cause each Company Entity to, provide to Investor (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, “Representatives”) (1) reasonable access, during normal business hours upon prior notice and in a manner so as to not interfere with the business of the Company Entities, to all properties, offices and other facilities, information, books, records, documents and Contracts which Investor may reasonably request regarding the business, properties, contracts, assets, liabilities, Company Employees or other aspects of the Business and (2) reasonable access, during normal business hours upon prior notice and in a manner so as to not interfere with the Business, to employees of the Company Entities.

(b) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to provide access to or disclose information to Investor or its Representatives where such access or disclosure would jeopardize the attorney-client privilege in favor of any Company Entity (provided that the Company Entity shall enter into a joint-defense agreement with Investor) or violate in any material respect any Applicable Law (including any Applicable Law regarding the privacy of customers). In any such event the parties will make appropriate substitute disclosure arrangements to the extent possible in the circumstances.

6.04. Consents.

(a) The parties shall cooperate with each other and use commercially reasonable efforts to prepare and file promptly all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as reasonably practicable all Permits and all Consents of any Governmental Authority, Self-Regulatory Organization or third party that are necessary to consummate the Transactions, including furnishing any information with respect to itself or its Affiliates, including affiliates as defined by the Investment Company Act, that may be reasonably necessary in connection with any statement, filing, notice or application with respect to a Consent.

(b) To the extent permitted by Applicable Law, Investor and the Company shall, to the extent related to the Business, deliver to the other promptly after the filing or receipt thereof a true and complete copy of each document related to the Transactions filed by it or any of its Subsidiaries or Affiliates with any Governmental Authority or Self-Regulatory Organization.

(c) The Company shall use commercially reasonable efforts to notify the Clients (including Private Fund Clients) of the Transactions, and to obtain any required Client approvals prior to the Closing. Investor agrees to use commercially reasonable efforts to assist the Company in obtaining such approvals.

(d) Notwithstanding anything to the contrary in this Agreement, in no event shall the obligations of the parties hereto set forth in this Section 6.04 be deemed to include (1) entering into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Authority or Self-Regulatory Organization imposing any material restrictions or obligations on any party, (2) agreeing to hold, divest, discontinue or limit any assets, businesses or interests of Investor, the Company Entities or any of their Affiliates; or (3) any requirement that Investor, the Company or any of their respective Affiliates undertake a financial commitment or obligation of any kind, excluding de minimis payments.

6.05. Proxy Statement.

(a) As promptly as practicable after the date hereof, Investor shall prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) for the purpose of soliciting proxies from Investor’s stockholders to obtain the Investor Stockholder Approval at the Investor Stockholder Meeting and providing holders of Class A Common Stock the opportunity to have their shares of Class A Common Stock redeemed in connection with the stockholder vote on the Required Approval Matters in accordance with Investor Charter, Applicable Law, and any applicable rules and regulations of the SEC and Nasdaq. In the Proxy Statement, Investor shall seek approval of the following matters (the “Required Approval Matters”): (1) approval of this Agreement and the Transactions, (2) approval of the Amended and Restated Certificate of Incorporation, (3) such other matters as the Company and Investor mutually determine to be necessary or appropriate to effect the Transactions and (4) the adjournment of the Investor Stockholder Meeting, if necessary or desirable in the reasonable determination of Investor. As promptly as practicable after approval of the Proxy Statement by the SEC (but in any event, within three (3) Business Days), Investor shall commence mailing the Proxy Statement to its stockholders and, as promptly as practicable thereafter, Investor shall use commercially reasonable efforts to hold the Investor Stockholder Meeting and to solicit from each of Investor’s stockholders a proxy or vote in favor of proposals to approve the Required Approval Matters.

(b) The Company and the Founder Members shall promptly provide to Investor all information concerning the Company Entities and the Founder Members that may be required by Applicable Law or Nasdaq or reasonably requested by Investor for inclusion in the Proxy Statement or in response to any comments of the SEC or its staff with respect to the Proxy Statement or any other supplements, amendments or proxy soliciting materials (collectively, the “Proxy Documents”). Investor shall provide drafts of the Proxy Statement to the Company within a reasonable time prior to filing for review and comment by the Company, and Investor shall consider in good faith any comments of the Company. All information provided by the Company, the Founder Members or Investor for inclusion in the Proxy Statement or Proxy Documents shall not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, a party hereto discovers that any such information contains a misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such party shall promptly notify the other parties hereto and, to the extent required by Applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC by Investor and disseminated to the stockholders of Investor; provided, however, that no information received by any party hereto pursuant to this Section 6.05(b) shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Company Disclosure Schedule or Investor Disclosure Schedule.

(c) No amendment or supplement to the Proxy Statement will be made by Investor without the approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) (provided that such approval shall not be required for any amendment or supplement that is required by the SEC or Applicable Law), and Investor shall promptly transmit any such amendment or supplement to its stockholders, if at any time prior to the Investor Stockholder Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement. Investor will advise the Company promptly after the Proxy Statement has been approved by the SEC or any supplement or amendment has been filed, or the issuance of any stop order, or of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

(d) When filed, the Proxy Statement and Proxy Documents shall comply in all material respects with the requirements of the Exchange Act and Nasdaq.

6.06. Press Releases.  Each party hereto agrees that it will not (nor will any of their respective Affiliates), without the prior approval of the other parties hereto which shall not be unreasonably withheld or delayed, issue any press release or written statement for general circulation relating to this Agreement or the Transactions, except as otherwise required by Applicable Law or by any rule or regulation of any Governmental Authority or Self-Regulatory Organization. This Section 6.06 shall not apply to the Proxy Statement or any Proxy Documents.

6.07. Tax Matters.

(a) Tax Treatment; Apportionment of Tax Items.  The parties hereto acknowledge and agree that (1) Investor’s contribution of the Closing Acquisition Consideration to the Company shall be treated as a tax-free contribution of property to a partnership under Section 721(a) of the Code and (2) all items of income, gain, loss, expense and deduction of the Company for the taxable year that includes the Closing Date shall be apportioned using the interim closing of the books method described in the Treasury Regulations under Section 706 of the Code and, with respect to items required to be allocated pursuant to Section 481 of the Code, as set forth in the New Operating Agreement. Investor (in its capacity as Managing Member) shall cause the Company and each direct and (to the extent owned through pass-through or disregarded entities) indirect Subsidiary treated as a partnership to make the election under Section 754 of the Code and Treasury Regulations thereunder (or comparable provisions of state, local or foreign Law).

(b) Transfer Taxes.  The Company shall pay all sales, use, transfer, real property transfer, recording, gains, stock transfer, and other similar taxes and fees (“Transfer Taxes”) if any, arising out of or in connection with the transactions contemplated hereby. The Founder Members and Investor shall cooperate in connection with the preparation and filing of all necessary documentation and Tax Returns with respect to such Transfer Taxes. The Founder Members and Investor will make available to each other, and to any Taxing authority, and Investor (in its capacity as Managing Member) will cause each of the Company Entities to make available as reasonably requested, all information, records or documents relating to the liability or potential liability for such Transfer Taxes and will preserve such information, records or documents until the expiration of any applicable statute of limitations or extensions thereof.

(c) Cooperation.  The Company, Investor and the Founder Members shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns and the conduct of any Tax proceedings related to the Company Entities. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax matters and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(d) Tax Refunds.  The Founder Members shall be entitled to any refunds of Taxes received by the Company Entities (along with any interest paid with respect thereto by the relevant taxing authority) in respect of any Pre-Closing Tax Period and, in the case of any taxable period that begins before the Closing Date and ends after the Closing Date, any refunds of Taxes (along with any interest paid with respect thereto by the relevant taxing authority) that are properly attributable to a Pre-Closing Tax Period or the portion of a Straddle Period ending on the Closing Date. The Company shall cause an amount equal to any such refunds (including interest) received by or otherwise used by any Company Entity as a credit against Tax otherwise due and payable after the Closing Date to be paid promptly to the Founder Members Designee on behalf of the Founder Members.

6.08. Restrictive Covenants.

(a) Acknowledgements.  Each of Christian Zugel and, to the extent that Sonia Zugel becomes trustee of the Control Shares Trust, Sonia Zugel (each, a “Restricted Party”) acknowledges that: (1) he or she has Knowledge of confidential information, proprietary information and trade secrets relating to the Company Entities, the Business and the Clients; (2) the products and services comprising the Business are, or may be, marketed throughout the United States and internationally; (3) the Business competes with other businesses that are or could be located in any part of the United States or internationally; (4) Investor has required the covenants set forth in this Section 6.08 as a condition to

Investor entering into this Agreement; (5) the covenants set forth in this Section 6.08 are reasonable and necessary to protect and preserve the Business and to protect the goodwill of the Company Entities that is being acquired by Investor; and (6) Investor will be irreparably harmed and damaged if the covenants in this Section 6.08 are breached.

(b) Restrictive Covenants.  During the Restricted Period, each Restricted Party shall not, and shall cause his or her Affiliates to not, directly or indirectly:

(1) invest in, own, manage, operate, finance, control, be employed by, or participate in the ownership, management, operations, financing or control of, lend its name or a similar name to, lend its credit to, render services or advice to, or otherwise assist, any Person (other than a Company Entity) that that engages in, owns, invests in, operates, manages or controls, any venture, business, or enterprise engaged in the providing Investment Services with respect to mortgage, government, corporate or other credit products, including residential whole loans, residential mortgage-based securities, asset-based securities, commercial real estate, commercial whole loans, commercial mortgage-based securities, investment grade government or corporate credit, high yield government or corporate credit or structured government or corporate credit vehicles or with respect to other products that compete with the Business in the United States, Asia or Europe; provided that a Restricted Party may (A) own no more than 3% of any class of securities of any Person traded on any national securities exchange and no more than 5% of any class of securities of any Person whose securities are not traded on any national securities exchange (so long as such securities do not constitute more than 5% of the overall equity or voting power of such Person) and (B) may provide investment advice for managing the assets of itself or members of its Immediate Family; and provided further that, notwithstanding any terms to the contrary in this Section 6.08, Christian Zugel may continue to (i) own the securities of ZAIS Investments 2006, LLC that Christian Zugel owns as of the date hereof and (ii) manage the investments of and provide other services to ZAIS Investments 2006, LLC in the ordinary course of business.

(2) solicit, hire or employ, or otherwise engage (or assist any other Person in soliciting, hiring, employing or otherwise engaging) as an employee, independent contractor or otherwise, any employee of a Company Entity who was employed or engaged by a Company Entity within one year of the Closing Date, or in any way interferes with any such Person’s contractual arrangements or relationship with any of the Company Entities;

(3) solicit or accept (or assist any other Person in soliciting) the business of, or provide (or assist any other Person (except the Company Entities) in providing) Investment Services to, any current, former or prospective Client of any of the Company Entities;

(4) otherwise induce or attempt to induce (or assist any other Person in inducing) any current, former or prospective Client to cease doing business with a Company Entity, or in any way interfere with the relationship between any current, former or prospective Client and a Company Entity;

(5) accept employment, as an employee, independent contractor or otherwise, at a Person other than the Company Entities where a current or former member of the management team of a Company Entity is already employed or expected to be employed, as an employee, independent contractor or otherwise; or

(6) publish or communicate to any Person any remarks, comments or statements that disparage, impugn the character, honesty, integrity, reputation, morality or business acumen or abilities of any Company Entity, any management employee, Investor or Affiliates of any Company Entity or Investor, provided that the foregoing does not preclude the making of truthful statements in connection with any Litigation; or

(7) disclose, reveal, communicate, divulge or convey to any third party, any non-public, confidential or proprietary information of a Company Entity; provided that such information may be disclosed to the extent required under legal process or requested by a Governmental Authority or Self-Regulatory Organization; provided further that such Restricted Party shall notify Investor and shall cooperate with Investor to limit or prevent such disclosure.

(c) Severability of Covenants.  If any of the covenants set forth in this Section 6.08 is held to be unreasonable, unenforceable, arbitrary or against public policy, such covenants will be interpreted or deemed to be reformed to provide for the maximum activity, duration, geographical area or other limitations permitted by Applicable Law. The covenants set forth in this Section 6.08 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other.

(d) Remedies.  Each Restricted Party acknowledges that in the event of a breach of Section 6.08 by such party, money damages would be inadequate and Investor would have no adequate remedy at law. Accordingly, each Restricted Party agrees that Investor shall have the right, in addition to any other rights and remedies existing in its favor with respect to any such breach, to enforce its rights and such Restricted Party’s obligations under this Agreement not only by a claim for any Damages under Article IX but also by an action or actions for specific performance, injunction or other equitable relief, without posting any bond or security. Without limiting the foregoing, in the case of a breach or threatened breach of Section 6.08, in addition to a claim for any Damages under Article IX, Investor shall have the right to obtain injunctive or other equitable relief to restrain any breach or threatened breach, or otherwise to enforce specifically the provisions, of this Section 6.08.

6.09. No Claim Against Trust Account.  Each Founder Member and the Company acknowledges that the Trust Account was established in connection with Investor’s initial public offering and is held for the sole benefit of Investor’s stockholders. Each Founder Member and the Company acknowledges that Investor has made certain assurances to Investor’s stockholders regarding the security of the Trust Account against claims of creditors. Each Founder Member and the Company on behalf of themselves and their respective stockholders, members, Representatives, associates, Affiliates, heirs, successors and assigns hereby waives all rights, title, interest or claim of any kind (“Claims”) in or to any assets in the Trust Account it has or may have in the future, including any and all rights to seek access to the Trust Account, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction against the Trust Account or any funds distributed therefrom in connection with the Redemption for any Claim it may have against Investor or any of its Affiliates, stockholders or Representatives for any reason whatsoever, including a breach of this Agreement, the other Transaction Documents, the Confidentiality Agreement or any other Contract entered into with any of the parties hereto or their Affiliates or any negotiations, agreements or understandings with any of the parties hereto (whether in the past, present or future). This waiver is intended and shall be deemed and construed to be irrevocable and absolute on the part of each Founder Member and the Company, and shall be binding on each Founder Member and the Company and their respective stockholders, members, Representatives, associates, Affiliates, heirs, successors and assigns. Each Founder Member and the Company acknowledges that it benefits from this Agreement and that Investor is entering into this Agreement in reliance upon this Section 6.09. In the event that a Founder Member or the Company commences any claim or Litigation in violation of this Section 6.09, Investor shall be entitled to recover from the Founder Members or the Company, as the case may be, the associated legal fees and costs in connection with any such action, excluding in the case of any successful Litigation with a judgment that Investor committed fraud, it being expressly understood that the Founder Members have no obligation whatsoever to advance legal fees and costs of Investor in defending any Litigation alleging that Investor committed fraud. This Section 6.09 shall survive the termination of this Agreement.

6.10. Further Assurances.  From the date hereof until the Closing (or termination of this Agreement), consistent with the terms and conditions hereof, each Founder Member, the Company and Investor shall and shall cause each of their respective Subsidiaries to, and shall use reasonable best efforts to cause their Affiliates to, promptly execute, acknowledge and deliver such instruments, certificates and other documents and take such other actions as a party may reasonably require in order to carry out any of the Transactions. Following the Closing, the parties hereto shall cooperate with one another to prepare and file all documents and forms and amendments thereto as may be required by Applicable Law with respect to the Transactions.

6.11. Exclusivity.

(a) Each Founder Member and the Company, on behalf of itself and its Affiliates, agrees that between the date of this Agreement and the Closing (or the termination of this Agreement), that neither it nor any of their respective Representatives or Affiliates shall directly or indirectly solicit, encourage or initiate the submission of proposals or offers from, provide any confidential information to, or participate in discussions or negotiations or enter into any agreement with, any Person (other than Investor and its Representatives) in connection with an acquisition of all or any material portion of the assets of, an acquisition of an equity interest in, or a merger or business combination or similar transaction involving any Company Entity or the Business or the sale of any Interests of the Company held by such Founder Member (an “Acquisition Proposal”). The Founder Members and the Company shall promptly inform Investor of the receipt of any Acquisition Proposal or any inquiry regarding an Acquisition Proposal, including providing copies of all documents with respect thereto.

(b) Each of the Company and the Founder Members shall (and will ensure that its Representatives and Affiliates) immediately end any activities (including discussions or negotiations with any Persons) conducted before the date of this Agreement with respect to an Acquisition Proposal and use commercially reasonable efforts to have these Persons promptly return or destroy materials that were provided to them on behalf of a Founder Member or the Company. Each of the Company and the Founder Members shall not (and will ensure that its Representatives and Affiliates do not) amend, waive or terminate, or otherwise release a Person from, a confidentiality or similar agreement relating to the Business in effect on the date hereof.

(c) Investor, on behalf of itself and its Affiliates, agrees that between the date of this Agreement and the Closing (or the termination of this Agreement), that neither it nor any of their respective Representatives or Affiliates shall directly or indirectly solicit, encourage or initiate the submission of proposals or offers from, provide any confidential information to, or participate in discussions or negotiations or enter into any agreement with, any Person (other than the Company and Founder Members and their respective Representatives) in connection with a potential Business Combination. Investor shall promptly inform the Company of the occurrence of any of the foregoing events, including providing copies of all documents with respect thereto, if permitted under Applicable Law. Investor shall (and will ensure that its Representatives and Affiliates) immediately end any activities (including discussions or negotiations with any Persons) conducted before the date of this Agreement with respect to a Business Combination.

6.12. Change of Name; Listing.  Prior to the Closing, Investor shall apply for a new ticker symbol with Nasdaq that reflects the name “ZAIS Group Holdings, Inc.” contingent on obtaining Investor Stockholder Approval and shall undertake commercially reasonable efforts to adopt the new name. From the date of this Agreement through the Closing, Investor shall use reasonable best efforts to remain listed as a public company on Nasdaq.

6.13. Indemnification; Directors’ and Officers’ Insurance.  Investor hereby agrees and covenants as to the following, from and after the Closing:

(a) Investor shall provide, or shall cause to be provided, to each individual who is now or has been at any time prior to the date hereof or who becomes prior to the Closing an officer or director of Investor or any Company Entity or any of their respective Subsidiaries rights to indemnification, advancement of expenses and exculpation from liability which are at least as favorable to such individuals as the rights to advancement of expenses and exculpation from liability set forth in the Constituent Documents of such Person.

(b) Prior to the Closing, the Founder Members shall purchase a tail policy for the Company’s then-current directors’ and officers’ liability insurance, and the cost of such premium shall be a Transaction Expense. Prior to the Closing, Investor shall purchase a tail policy for Investor’s then-current directors’ and officers’ liability insurance, and the cost of such premium shall be part of the Expense Payments.

(c) If Investor or the Company or any of their successors or assigns (1) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger or (2) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Investor or the Company, as the case may be, assume the obligations set forth in this Section 6.13.

6.14. Permitted Distributions.  Notwithstanding anything herein to the contrary:

(a) Prior to the Closing, the Company shall be permitted to make a distribution to the Founder Members of:

(1) all assets and properties of the Company other than the Company’s equity interest in ZAIS Group, LLC, including the Company’s interest in ZAIS Value-Added Real Estate Fund, the Company’s limited partnership interest in The ZAIS Atlas Fund and any cash or cash equivalents held by the Company (including any cash and cash equivalents the Company shall have caused ZAIS Group, LLC to have distributed to the Company at any time on or prior to the Closing Date); and

(2) via assignment, the right to any accrued but uncollected fees and accounts receivable of ZAIS Group, LLC existing as of the Closing Date (“Uncollected Accounts”) equal in amount to the excess, if any, of Net Working Capital over Minimum Net Working Capital as of the Closing Date (“Eligible Accounts”).

(b) If the Company fails to distribute an Eligible Account to the Founder Members as permitted by clause (a)(2) above prior to the Closing, whether because doing so was not possible or practical or for any other reason (any such Eligible Account, an “Undistributed Eligible Account”):

(1) the amount of such Undistributed Eligible Account shall be credited to the Founder Members’ Capital Accounts (as such term is defined in the New Operating Agreement) pro rata in accordance with each Founder Members’ relative Founder Member Percentage (as such term is defined in the New Operating Agreement) as of the Closing Date;

(2) items of taxable income or gain attributable to and in the amount of such Undistributed Eligible Account shall be allocated pursuant to Section 5.2 of the New Operating Agreement (to the extent not otherwise or previously includible in the income of the Founder Members); and

(3) the Company shall make a special distribution of such amount to the Founder Members pursuant to Section 5.18 of the New Operating Agreement.

6.15. Income Unit Plan.  The ZAIS Group, LLC Income Unit Plan (including all income units issued thereunder) shall be cancelled and terminated effective immediately prior to the Closing in a manner and on terms acceptable to Investor. In connection with such cancellation and termination, the Company shall obtain a waiver and release from each participant of the ZAIS Group, LLC Income Unit Plan in a form acceptable to Investor.

6.16. Litigation.  Between the date hereof and the Closing Date, Investor shall not initiate, compromise or settle any Litigation without making reasonable efforts to first consult with the Company with respect to such matter.

6.17. Delivery of Restated Audited Financial Statements.  The Restated Audited Financial Statements for 2012 and 2013 and the Interim Financials will be delivered to Investor no later than October 15, 2014.

ARTICLE VII.

CONDITIONS TO CLOSING

7.01. Conditions to Obligations of Parties.  Unless waived in writing by the parties hereto, the obligation of each party hereto to consummate the Transactions to be consummated at the Closing is conditioned upon fulfillment, on or before the Closing, of each of the following conditions:

(a) No Injunction.  There shall be no Applicable Law or Order issued or promulgated by any court or Governmental Authority of competent jurisdiction that is in effect that restrains or prohibits, whether on a temporary, preliminary or permanent basis, the consummation of the Transactions contemplated by this Agreement or any Litigation commenced by a Governmental Authority against any party hereto that would reasonably be expected to have the same effect.

(b) Regulatory Authorizations.  All Consents of a Governmental Authority necessary to consummate the Transactions shall have been obtained.

(c) Stockholder Approvals.  Investor Stockholder Approval shall have been obtained.

(d) Net Tangible Assets.  Investor shall have at least $5,000,001 of net tangible assets after giving effect to the Redemption and payment of the Expense Payments.

7.02. Conditions to Obligations of Investor.  Unless waived in writing by Investor, the obligation of Investor to consummate the Transactions to be consummated at the Closing is conditioned upon fulfillment, on or before the Closing, of each of the following conditions:

(a) Accuracy of Founder Members Representations and Warranties.  (1) Each of the Founder Member Fundamental Representations shall be true and complete as of the date of this Agreement and as of the Closing Date as if made on the Closing Date; and (2) each of the other representations and warranties of the Founder Members shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date as if made on the Closing Date (except, in each case, those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Accuracy of Representations and Warranties.  (1) Each of the Company Fundamental Representations shall be true and complete as of the date of this Agreement and as of the Closing Date as if made on the Closing Date; and (2) each of the other representations and warranties of the Company set forth in this Agreement shall be (A) true and complete as of the date of this Agreement and (B) true and complete as of the Closing Date as if made on the Closing Date (in each case without giving effect to any limitation or qualification as to “materiality”, “Company Material Adverse Effect” or other materiality qualifier set forth in such representations and warranties), except to the extent that the failure of such representations and warranties referred to in each of (A) and (B) to be true and complete would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (provided that, in the case of each of (1) and (2), if any representations and warranties address matters only as of a specified date, the accuracy shall be determined as of that specified date).

(c) Compliance with Covenants.  Each of the Company and the Founder Members shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings and covenants required under this Agreement to be performed by it at or prior to the Closing.

(d) Certificate.  The Company and the Founder Members shall have delivered to Investor a certificate in form and substance reasonably satisfactory to Investor dated the Closing Date and signed by a duly authorized officer of the Company and each of the Founder Members certifying that the conditions set forth in Section 7.02(a), (b), (c) and (e) have been satisfied.

(e) Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred, individually or in the aggregate, a Company Material Adverse Effect, unless cured prior to Closing.

(f) Consents.  The Company shall have delivered to Investor the Consents, each in a form reasonably satisfactory to Investor, listed on Schedule 7.02(f) of the Company Disclosure Schedule.

(g) Agreements.  The Company and the Founder Members shall have delivered executed versions of the following Transaction Documents

(1) Exchange Agreement;

(2) New Operating Agreement;

(3) Tax Receivable Agreement; and

(4) Registration Rights Agreement.

(h) Affiliated Transactions.  The transactions set forth on Schedule 7.02(h) of the Company Disclosure Schedule shall have been terminated.

7.03. Conditions to Obligations of the Company and the Founder Members.  Unless waived in writing by the Company, the obligation of the Company and the Founder Members to consummate the Transactions to be consummated at the Closing is conditioned upon fulfillment, on or before the Closing, of each of the following conditions:

(a) Accuracy of Investor Representations and Warranties.  (1) Each of the Investor Fundamental Representations shall be true and complete as of the date of this Agreement and as of the Closing Date as if made on the Closing Date; and (2) each of the other representations and warranties of Investor set forth in this Agreement shall be true and complete (in each case without giving effect to any limitation or qualification as to “materiality”, “material adverse effect” or other materiality qualifier set forth in such representations and warranties) as of the date of this Agreement and as of the Closing Date as if made on the Closing Date, except to the extent that the failure of such representations and warranties to be true and complete would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Investor’s ability to consummate the Transactions (provided that, in the case of each of (1) and (2), if any representations and warranties address matters only as of a specified date, the accuracy shall be determined as of that specified date).

(b) Compliance with Covenants.  Investor shall have performed in all material respects all obligations and complied in all material respects with all agreements, undertakings and covenants required under this Agreement to be performed by it at or prior to the Closing.

(c) Certificate.  Investor shall have delivered to the Company a certificate in form and substance reasonably satisfactory to the Company dated the Closing Date and signed by a duly authorized officer of Investor certifying that the conditions set forth in Section 7.03(a) and (b) have been satisfied.

(d) Resignation of Directors and Officers.  Investor shall have delivered resignations of the executive officers of Investor and resignations of the members of Investor’s Board, in each case whom the Company has specified in a written notice to Investor at least three Business Days prior to the Closing Date (provided that at least one member of Investor’s Board shall not be required to resign).

(e) Cash Amount.  After giving effect to the Redemption and the Expense Payments, the sum of the (1) amount of cash in the Trust Account, (2) any other available cash of Investor and (3) any New Equity Proceeds shall equal at least $100,000,000.

(f) Listing.  The Class A Common Stock shall be listed on Nasdaq at and upon Closing.

(g) Restated Investor Constituent Documents.  The Investor Charter shall be amended and restated substantially in the form attached hereto as Exhibit B and the Bylaws of Investor shall be amended and restated in the form to be agreed by Investor and the Founder Members Designee.

(h) Trust Account.  Investor shall have made appropriate arrangements to have all Trust Account funds available, subject to the terms of this Agreement, disbursed to Investor as promptly as practical following the Closing.

(i) Agreements.  Investor shall have delivered to the Company and the Founder Members executed versions of the following Transaction Documents:

(1) Exchange Agreement;

(2) New Operating Agreement;

(3) Tax Receivable Agreement; and

(4) Registration Rights Agreement.

ARTICLE VIII.

TERMINATION.

8.01. Termination.  This Agreement may be terminated at any time prior to the Closing Date:

(a) By the mutual consent of Investor, on the one hand, and the Company, on the other hand, in a written instrument;

(b) By Investor (provided, that Investor is not then in material breach of any this Agreement), in the event of a breach by the Company or the Founder Members of any representation, warranty, covenant or agreement contained herein which, individually or in the aggregate with all other such breaches, would cause the failure of the conditions set forth in Section 7.02(a), (b) or (c) to be satisfied, which, in each case is either incurable or in the case of a breach that is curable is not cured within 15 days after written notice of such breach has been furnished to the Company;

(c) By the Company (provided, that the Company and the Founder Members are not then in material breach of any this Agreement), in the event of a breach by Investor of any representation, warranty, covenant or agreement contained herein which, individually or in the aggregate with all other such breaches, would cause the failure of the conditions set forth in Section 7.03(a) or (b) to be satisfied, which, in each case is either incurable or in the case of a breach that is curable is not cured within 15 days after written notice of such breach has been furnished to Investor;

(d) By either Investor or the Company, in the event that the Closing has not occurred on or before March 21, 2015 unless the failure to so consummate by such time is due to a material breach of this Agreement by the party seeking to terminate;

(e) By either Investor or the Company, if any Applicable Law or Order has been issued or promulgated by any court or Governmental Authority of competent jurisdiction that restrains or prohibits the consummation of the Transactions, which Applicable Law or Order has become final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 8.01(e) shall have used its reasonable best efforts to have such Applicable Law or Order vacated or denied; or

(f) By either Investor or the Company if this Agreement shall fail to receive the Investor Stockholder Approval at the Investor Stockholder Meeting (subject to any adjournment or recess of the meeting).

8.02. Effect of Termination.  If this Agreement is terminated pursuant to this Article VIII, this Agreement shall forthwith become wholly void and of no further force and effect and all further obligations of the parties hereto or of their respective officers, directors or employees with respect to any obligation under this Agreement shall terminate without further liability except (a) for the obligations under Section 6.06, Section 6.09 and Article X, which shall survive in its entirety any termination of this Agreement and shall remain in full force and effect, and (b) that such termination shall not constitute a waiver or bar by any party hereto of any rights or remedies at law or in equity it may have for damages caused by reason of a knowing or willful breach of this Agreement by the other party hereto.

ARTICLE IX.

SURVIVAL AND INDEMNIFICATION

9.01. Indemnity by the Founder Members.  From and after the Closing, subject to the limitations set forth in this Article IX, each Founder Member shall (subject to Section 9.08) severally and not jointly indemnify and hold harmless Investor and the Company Entities (collectively, the “Investor Indemnitees”) from and against any and all Damages related to or arising directly or indirectly out of:

(a) any breach or violation of any representation or warranty made by the Company or such Founder Member in this Agreement or any certificate delivered pursuant to this Agreement;

(b) (1) any breach or violation of any agreement or covenant of such Founder Member contained in this Agreement or (2) any breach or violation of any agreement or covenant of the Company contained in this Agreement required to be performed at or prior to the Closing;

(c) any Indebtedness of a Company Entity as of the Closing;

(d) any unpaid Transaction Expenses that are not accrued as a current liability on the Closing Adjustment Statement (as finally determined pursuant to Section 2.03); and

(e) without duplication of Sections 9.01(a) to (d), any Taxes owed by any of the Company Entities in respect of any Tax period ended on or prior to the Closing Date and the portion of any Straddle Period through the Closing Date; provided, that for purposes of applying this Section 9.01(e), the parties shall use appropriate methods to allocate liability in respect of any Taxes of each of the Company Entities attributable to any Straddle Period, which appropriate methods shall include the following: (A) for any income Taxes or any transactional Taxes, including Taxes based on sales or revenue, the allocation of Taxes to pre- and post-Closing portions of a Straddle Period shall be determined using a closing of the books method assuming that the applicable Straddle Period consists of two Taxable periods, one ending at the close of the Closing Date and one beginning at the opening of the day after the Closing Date, and (B) for any Taxes based on net worth, capital, intangibles, or similar items, and for any real estate Taxes or other property or tangible asset based Taxes, the allocation of Taxes to pre- and post-Closing portions of a Straddle Period shall be determined on a per-diem basis taking into account the number of days in the Straddle Period through and including the Closing Date and the number of days in the entire Straddle Period; and provided further, that indemnification with respect to Taxes shall be required only to the extent that the relevant Taxes exceed the amount taken into account in determining Net Working Capital or taken into account as a Founder Member Payable under the New Operating Agreement, as the case may be.

For purposes of this Section 9.01, severally means that each Founder Member shall be liable for a portion of the indemnification obligations equal to the number of Retained Units held by such Founder Member divided by the aggregate number of Retained Units.

9.02. Indemnity by Investor.  From and after the Closing, subject to the limitations set forth in this Article IX, Investor agrees to indemnify and hold harmless the Founder Members from and against any and all Damages related to or arising directly or indirectly out of:

(a) any breach or violation of any representation or warranty made by Investor in this Agreement or any certificate delivered pursuant to this Agreement; or

(b) any breach or violation of any agreement or covenant of Investor contained in this Agreement.

9.03. Limitations of Liability.

(a) Except in the case of fraud or intentional misrepresentation, with respect to matters governed by Sections 9.01(a) and 9.02(a), (1) the Investor Indemnitees’ or Founder Members, as the case may be, right to indemnification shall not exceed $15,000,000 (the “Maximum Amount”) and (2) the Investor Indemnitees or Founder Members, as the case may be, shall not be entitled to seek indemnification until the aggregate amount of all Damages for which indemnification is sought from the Founder Members (in the aggregate) or Investor Indemnitees, as applicable, exceeds $750,000 (the “Deductible Amount ”), and then only to the extent of any such excess); provided that the obligation to indemnify the Investor Indemnitees or the Founder Members, as applicable, in respect of any Damages resulting from a breach of any Company Fundamental Representations, Founder Members Fundamental Representations, any Investor Fundamental Representations, the Investigation Representations or Section 4.18 shall not be subject to the Maximum Amount or the Deductible Amount.

9.04. Third Party Claims.  In the event that any Investor Indemnitee or any Founder Member (such Person making a claim, the “Indemnified Party”) desires to make a claim against a Founder Member or Investor, respectively (the “Indemnifying Party”) under this Article IX in connection with any proceeding or demand at any time instituted against or made upon the Indemnified Party by any third party for which the Indemnified Party may seek indemnification hereunder (a “Third Party Claim”), the Indemnified Party shall promptly notify the Indemnifying Party of such Third Party Claim and of the Indemnified Party’s claim of indemnification with respect thereto. The Indemnifying Party shall have fifteen (15) Business Days after receipt of such notice to notify the Indemnified Party if the Indemnifying Party has elected to assume the defense of such Third Party Claim. If the Indemnifying Party elects to assume the defense of such Third Party Claim, the Indemnifying Party shall be entitled at its own expense to conduct and control the defense and settlement of such Third Party Claim through counsel of its own choosing; provided, however, that (a) the Indemnified Party may participate in the defense of such Third Party Claim with its own counsel at its own expense, (b) it will be conclusively established for purposes of this Agreement that the claims made in that proceeding are within the scope of and subject to indemnification, (c) no compromise or settlement of such claims may be effected by the Indemnifying Party without the Indemnified Party’s consent (such consent not be unreasonably withheld, conditioned or delayed) unless (1) there is no finding or admission of any violation of laws or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Party, and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, and (d) the Indemnified Party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Notwithstanding the foregoing, in no event shall the Indemnifying Party be entitled to assume the defense of any such Third Party Claim if (a) the Indemnified Party shall have given the Indemnifying Party written notice that its counsel has determined that a bona fide conflict of interest makes separate representation by the Indemnified Party’s own counsel advisable or (b) such Third Party Claim if adversely determined, could reasonably be expected to result in Damages (along with claims for any other related or unrelated Damages), in excess of the Maximum Amount or a Company Material Adverse Effect; (it being understood and agreed that in any such case the Indemnifying Party may participate in the defense of such Third Party Claim with its own counsel at its own expense). To the extent that the Indemnified Party assumes the defense of a Third Party Claim pursuant to the immediately preceding sentence, the Indemnifying Party shall have no obligation to pay the expenses of more than one law firm representing the Indemnified Party in such Third Party Claim and, to the extent reasonably necessary, one firm per applicable local jurisdiction. If the Indemnifying Party fails to notify the Indemnified Party within 15 Business Days after receipt from the Indemnified Party of notice of a Third Party Claim, the Indemnified Party shall be entitled to assume the defense of such Third Party Claim at the expense of the Indemnifying Party. In no event may an Indemnified Party settle any Third Party Claim without the consent of the Indemnifying Party (such consent not be unreasonably withheld, conditioned or delayed).

9.05. Expiration of Representations and Warranties; Scope of the Founder Members’ Liability; Investor’s Remedies.  Except in the case of fraud or intentional misrepresentation, all representations and warranties and related indemnification obligations in respect of any breach thereof of the parties contained in this Agreement or in any Schedule hereto, or any certificate, document, or other instrument delivered in connection herewith, shall survive the Closing until the eighteen month anniversary of the Closing Date; except that (a) the Company Fundamental Representations, Founder Members Fundamental Representations and the Investor Fundamental Representations shall survive until the sixth anniversary of the Closing Date and (b) Section 4.18 and Section 5.10 shall survive 90 days after the termination of the applicable statute of limitations; provided that with respect to any claims of a breach of a representation or warranty made prior to the expiration of the survival period shall survive until such claim is resolved. The covenants and agreements contained in this Agreement to be performed or complied with will survive until performed in accordance with the terms herein.

9.06. Procedure for Indemnification — Direct Claims.  In the event of any claims for indemnification under this Article IX other than Third Party Claims, the Indemnified Party shall advise the Indemnifying Party in writing of the amount and circumstances surrounding such claim. If within thirty (30) days of receipt of such notice, the Indemnifying Party has not contested such claim in writing, the Indemnifying Party will pay the full amount thereof within ten (10) days after the expiration of such period.

9.07. Materiality Qualifiers.  For purposes of this Article IX, any inaccuracy in or breach of any representation or warranty shall be determined without giving effect (for the sole purpose of determining the amount of Damages attributable thereto) to any qualifications as to materiality or Material Adverse Effect (or any similar qualification) set forth therein.

9.08. Indemnification Payments.

(a) All indemnification payments hereunder by Investor in favor of the Founder Members shall be payable by Investor as the Indemnifying Party to such Indemnified Parties in immediately available funds; and

(b) All indemnification payments hereunder by the Founder Members in favor of the Investor Indemnitees as the Indemnified Parties shall be payable to such Indemnified Parties by the Founder Members as the Indemnifying Parties solely in the form of, and via a transfer, of Equivalent Units as follows:

(1) up to $7,500,000 in Damages shall be paid by the Indemnifying Parties (severally and not jointly) utilizing Retained Units as Equivalent Units, proportionate to their interests in Retained Units as of the Closing Date; and

(2) all other indemnification payments shall be paid by the Indemnifying Parties (severally and not jointly) solely utilizing Additional Founder Units as Equivalent Units, proportionate to their interests in Retained Units as of the Closing Date.

(c) Upon payment by an Indemnifying Party of its indemnification obligations under clause (b) above through the transfer of Equivalent Units, the Schedule of Members shall be automatically revised to reflect a reduction of the number of Units held by the Indemnifying Party equal to such Equivalent Units and an increase of the number of Units held by the Indemnified Party equal to the Equivalent Units. For the avoidance of doubt, under no circumstance will any Investor Indemnitee have recourse pursuant to any claims made under this Article IX to any assets of any Founder Member other than Equivalent Units of such Founder Member as and to the extent set forth above, provided that, solely at the option of a Founder Member, such Founder Member may make a payment of cash in substitution for a transfer of Equivalent Units. “Equivalent Units” means a number of Units (whether held by a Founder Member as of the time of a Claim hereunder, or by a transferee of such Founder Member that is an Affiliate or Immediate Family) equal to (a) the amount of Damages divided by the Closing Price as of the date of the determination of Damages multiplied by (b) the Exchange Ratio (as defined in the New Operating Agreement).

9.09. No Circular Recovery.  Each Founder Member hereby agrees that it will not make, and hereby waives (and shall cause its Affiliates not to make and waive), any claim for indemnification, subrogation, contribution, advancement, or other claim against Investor or any Company Entity by reason of the fact that such Founder Member or Affiliate was a controlling person, director, employee, shareholder, member or Representative of a Company Entity or was serving as such for another Person at the request of a Company Entity (whether such claim is for Damages of any kind or otherwise and whether such claim is pursuant to Applicable Law, Governing Document, Contract or otherwise) with respect to any claim brought by Investor under this Agreement, the Transaction Documents or the Transactions.

9.10. Mitigation; Insurance Proceeds.  Each Indemnified Party will take and will cause their respective controlled Affiliates to take all commercially reasonable steps to mitigate to the extent such Indemnified Party knows that the failure to so mitigate will result in additional, material Damage. Payments by an Indemnifying Party pursuant to this Article IX in respect of any Damages shall be limited to the amount of any Damages that remain after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party in respect of any such claim (net of any costs associated to recover such proceeds, including increases in premiums and chargebacks). The Indemnified Party shall use its commercially reasonable efforts to recover under insurance policies. Any such recovered insurance proceeds received by an Indemnified Party or any Affiliate thereof with respect to any indemnity claim after it has received an indemnity payment hereunder shall be promptly paid over to the Indemnifying Party;

provided, that the Indemnified Party shall not be obligated to pay over any such recovered insurance proceeds in excess of the amount paid by the Indemnifying Party to the Indemnified Party with respect to such claim.

9.11. Treatment of Indemnity Payments.  The parties agree that, for Tax purposes, unless otherwise required by Applicable Law, any indemnification payments made pursuant to this Article IX shall be treated as adjustments to the amount of the Closing Date Acquisition Consideration contributed by Investor and such agreed treatment shall govern for purposes of this Agreement.

9.12. Exclusive Remedies.  Subject to Sections 2.03, 2.04 and 10.11, the parties hereto acknowledge and agree that their sole and exclusive remedy after the Closing with respect to any and all claims (other than claims arising from fraud or intentional misrepresentation on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article IX. Nothing in this Section 9.12 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 10.11 or to seek any remedy on account of any fraud by any party hereto.

ARTICLE X.

MISCELLANEOUS

10.01. Waiver; Amendment.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Investor, the Founder Members and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

10.02. Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), each of which shall be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

10.03. Governing Law.  This Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, without giving effect to any conflicts of laws provisions.

10.04. Forum.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the Transactions shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any of the Transactions, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by Applicable Law.

10.05. WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY AND ALL RIGHTS THE PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR IN CONNECTION WITH IT.

10.06. Assignment.  No party to this Agreement may assign any of its rights or obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties hereto; provided that Investor may assign its interests in this Agreement and its rights hereunder to the purchaser of Investor or the Company or substantially all of the assets of the Company or Investor. Any purported assignment in contravention of this provision shall be null and void ab initio.

10.07. Expenses.  Except as otherwise expressly provided in this Agreement, Investor, on the one hand, and the Company and the Founder Members, on the other hand, shall each bear its own direct and indirect costs associated with the Transactions.

10.08. Notices.  All notices or other communications hereunder to a party shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery against proper receipt shall be effective upon delivery, (ii) if delivered by registered or certified mail (return receipt requested) or by a national courier service shall be effective upon receipt or (iii) if sent by facsimile or email shall be effective on (x) the date of dispatch if such communication was dispatched during business hours (9 a.m. to 5 p.m. in the Eastern Time Zone) or (y) the next business day if such communication was dispatched during non-business hours; provided that the facsimile is promptly confirmed by written confirmation by registered mail thereof, to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

If to the Company or a Founder Member, to:

ZAIS Group, LLC
Two Bridge Avenue, Suite 322
Red Bank, NJ 07701
Attention:  Christian Zugel and Howard Steinberg
Facsimile: (732) 747-7619
Email:    christian.zugel@zaisgroup.com and
howard.steinberg@zaisgroup.com

With a copy to:

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173
Attention:  Thomas Giegerich
Facsimile: (212) 547-5444
Email:    tgiegerich@mwe.com

and

McDermott Will & Emery LLP
The McDermott Building
500 North Capitol Street, N.W.
Washington, DC 20001
Attention:  Thomas Conaghan
Facsimile: (202) 756-8087
Email:    tconaghan@mwe.com

If to Investor, to:

HF2 Financial Management Inc.
999 18th Street, Suite 3000
Denver, Colorado 80202
Attention:  R. Bradley Forth
Facsimile: (646) 224-8222
Email:    bforth@hf2financial.com

With a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, New York 10022
Attention:  Floyd I. Wittlin
Facsimile:  (212) 702-3624
Email:    Floyd.wittlin@bingham.com

and

Bingham McCutchen LLP
355 South Grand Avenue
Suite 4400
Los Angeles, California 90071
Attention: Janice Liu
Facsimile: (213) 830-8770
Email:    Janice.liu@bingham.com

10.09. Entire Understanding.  This Agreement, the Transaction Documents, and the Confidentiality Agreement represent the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede any and all other oral or written agreements heretofore made, including the Term Sheet, dated July 24, 2014 between Investor and ZAIS Group, LLC.

10.10. Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is found by a court or other Governmental Authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability, of such provision, or the application thereof, in any other jurisdiction.

10.11. Specific Performance.  The parties hereto agree that if any of the provisions of this Agreement were not to be performed as required by their specific terms or were to be otherwise breached, irreparable damage will occur, no adequate remedy at law would exist and damages would be difficult to determine, and that such parties shall be entitled to an injunction or injunctions to prevent breaches, and to specific performance of the terms, of this Agreement, in addition to any other remedy at law or equity.

10.12. Parties in Interest.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Except for the rights and remedies of the Investor Indemnitees set forth in Article IX and Section 10.13, nothing in this Agreement, express or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any Person other than the parties hereto and their successors or permitted assigns.

10.13. Enforcement Post-Closing.  From and after the Closing, prior approval by the Required Independent Directors shall be required to approve the taking of any action by Investor under this Agreement (or the failure to enforce the rights of Investor under this Agreement), including the exercise of the power to: (i) prepare the Closing Adjustment Statement and the Expense Payments Statement and calculate the Closing Adjustment Amount and the Expense Payments Adjustments and pursue any indemnification claims by Investor Indemnitees pursuant to Article IX; (ii) pursue any remedy for a breach of this Agreement by a Founder Member under this Agreement (or waive a breach of this Agreement by any such party); (iii) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to, such indemnification claims; or (iv) approve or waive any provision of this Agreement. Without limiting the foregoing, the Required Independent Directors shall have the authority and power to act on behalf of Investor to take any action to enforce the rights and remedies of Investor under this Agreement including the matters referred to in clauses (i) through (iii) of the preceding sentence. Any action taken in accordance with the provisions of this Section 10.13 by the Required Independent Directors shall be at the cost and expense of the Company (including the hiring of legal counsel and the incurring of legal fees and costs) and the Required Independent Directors shall be indemnified and held harmless by the Company from and against any Damages incurred or suffered on the part of the Required Independent Directors arising out of, relating to or in connection with the actions taken pursuant to this Section 10.13, other than in the case of fraud or willful misconduct. The “Required Independent Directors” means (i) R. Bruce Cameron, but only for so long as he remains a director of Investor, and only during the period from the Closing Date until the date eighteen (18) months thereafter, and (ii) thereafter, a majority of the directors that are independent in accordance with Nasdaq standards and who are also not an Affiliate or Immediate Family of any Founder Member (other than any Person who serves as trustee of any Founder Member, who shall qualify as a Required Independent Director so long as he is a director that is independent in accordance with Nasdaq standards), any holder of Class B Units of the Company, Christian Zugel, Laureen Lim, Sonia Zugel or any of their respective Affiliates.

10.14. Representation.

(a) The Parties acknowledge and agree that Bingham McCutchen LLP (“Bingham”) has acted as legal counsel only to Investor in connection with the negotiation of this Agreement and the matters contemplated herein. Bingham has not represented or advised any other Party with respect to such matters, including the Founder Members or the Company.

(b) In any dispute or proceeding arising under or in connection with this Agreement following the Closing (other than any adversarial proceedings in court, arbitration or otherwise, which are expressly excluded from this waiver), the Founder Members, the Company and Investor agree that Bingham may represent any of Investor’s Affiliates, directors, officers or stockholders in such matter against any of the Founder Members or the Company, and each Founder Member, the Company and Investor on behalf of itself and for its Affiliates, successors and assigns, hereby irrevocably waives any purported conflicts and consents to any such representation in any such matter.

[Next page is a signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ZAIS GROUP PARENT, LLC

By:	/s/ Christian Zugel Name: Title:

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

HF2 FINANCIAL MANAGEMENT INC.

By:	/s/ R. Bruce Cameron Name: R. Bruce Cameron Title: Chairman & CEO

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

ZUGEL FAMILY TRUST

By: Fiduciary Trust International of Delaware, as Trustee

By:	/s/ Christian Zugel Name: Christian Zugel Title: President

/s/ Mark Mahoney

Mark Mahoney, as Trustee

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

FAMILY TRUST U/A CHRISTIAN M. ZUGEL 2005 GRAT

By: Fiduciary Trust International of Delaware, as Trustee

By:	/s/ Dorothy K. Scarlett Name: Dorothy K. Scarlett Title: President

/s/ Mark Mahoney, Trustee

Mark Mahoney, as Trustee

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

/s/ Christian Zugel

Christian Zugel

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

/s/ Sonia Zugel

Sonia Zugel

[Signature pages continue on the next page]

[Signature Page to Investment Agreement]

/s/ Laureen Lim

Laureen Lim

[Signature Page to Investment Agreement]

Annex B

FORM OF

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ZAIS GROUP PARENT, LLC

Effective [        , 20  ]

THE LIMITED LIABILITY COMPANY INTERESTS IN ZAIS GROUP PARENT, LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED (EACH, A “TRANSFER”) AT ANY TIME EXCEPT IN COMPLIANCE WITH: (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (AS AMENDED FROM TIME TO TIME, THE “LLC AGREEMENT”); AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE MANAGING MEMBER AND THE APPLICABLE MEMBER. SUCH LIMITED LIABILITY COMPANY INTERESTS MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS LLC AGREEMENT AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE MANAGING MEMBER AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH LIMITED LIABILITY COMPANY INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

B-i

(continued)

B-ii

(continued)

B-iii

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

ZAIS GROUP PARENT, LLC

This SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (including the Schedules and Exhibits attached hereto, and as it may be amended, restated or otherwise modified from time to time, this “Agreement”) of ZAIS Group Parent, LLC, a Delaware limited liability company (the “Company”), is entered into as of [          , 20  ] (the “Effective Date”), by and among each of the Members, and such other Persons as may become parties to this Agreement and be admitted as Members in accordance with the provisions hereof from time to time (each, a “Member,” and collectively, the “Members”). Certain capitalized terms used in this Agreement are defined in Article I.

RECITALS

WHEREAS, the Company was formed as a limited liability company under the Act pursuant to the filing of the Certificate of Formation with the Secretary of State on July 8, 1997;

WHEREAS, the then-members of the Company entered into a Limited Liability Company Agreement of the Company, dated as of October 28, 1997 to reflect and set forth their respective rights and obligations with respect to the Company, which was amended and restated on June 18, 2004 (as so amended and restated, the “Prior Operating Agreement”); and

WHEREAS, the Company and the Members have entered into that certain Investment Agreement, dated as of [        ], 2014 (the “Investment Agreement”) with ZAIS Group Holdings, Inc., a Delaware corporation formerly known as HF2 Financial Management Inc. (“Holdings”), and in connection with the transactions contemplated thereby, among other things, the parties hereto desire to amend and restate the Prior Operating Agreement in its entirety as set forth herein, including to convert all outstanding limited liability company interests in the Company into Class A Units and to admit Holdings as the sole Managing Member of the Company;

WHEREAS, prior to the Effective Date, Christian Zugel was the managing member of the Company; and

WHEREAS, the Members desire to continue Christian Zugel’s managing control of the Company on and after the Effective Date and, accordingly, in connection with the admission of Holdings as the sole Managing Member of the Company, the Managing Member caused the Control Shares to be Transferred to the Founder Members, and the Founder Members in turn deposited the Control Shares into the Control Shares Trust.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Prior Operating Agreement as follows:

ARTICLE I
DEFINED TERMS

1.1. Defined Terms.  The following capitalized terms shall have the meanings specified in this Section 1.1. Other terms are defined in the text of this Agreement, and such terms shall have the respective meanings ascribed to them herein.

“1st Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $12.50 per share of Class A Common Stock during the Additional Unit Period.

“2nd Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $15.00 per share of Class A Common Stock during the Additional Unit Period.

“3rd Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $18.00 per share of Class A Common Stock during the Additional Unit Period.

“4th Value Determination Event” means the first time the Total Class A Share Value is equal to or exceeds $21.50 per share of Class A Common Stock during the Additional Unit Period.

“Act” means the Delaware Limited Liability Company Act, as amended from time to time.

“Additional Founder Units” means the Class A Units set forth opposite the name of each Founder Member on Exhibit A attached hereto with respect to each Value Determination Event.

“Additional Unit Period” means the period commencing on the Effective Date and ending on the fifth (5th) anniversary thereof.

“Adjusted Capital Account” means, with respect to any Member, the balance, if any, in such Member’s Capital Account as of the end of the relevant taxable year or other relevant period, after (i) crediting to such Capital Account any amounts that such Member is obligated to restore pursuant to Section 1.704-1(b)(2)(ii)(c) of the Regulations (or is deemed to be obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations) and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i)	Credit to such Capital Account any amounts that such Member is deemed to be obligated to restore pursuant to the penultimate sentences in Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), and
(ii)	Debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or, with respect to any Person that is an individual, such Person’s Family Member. For purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing. For purposes of the definition of “control,” a general partner, managing member or trustee of a Person shall always be considered to control such Person. Notwithstanding the foregoing, for purposes of this Agreement, none of the Members or their Affiliates, solely by virtue of being Members of the Company, shall be considered Affiliates of any other Members or the Company; provided that the Managing Member shall be deemed to be an Affiliate of the Company.

“Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:

(i)	the initial Asset Value of any asset contributed by a Member to the Company shall be the Fair Market Value of such asset, as agreed to by the contributing Member and the Managing Member;
(ii)	the Asset Value of all Company assets shall be adjusted to equal their respective Fair Market Values, as determined in good faith by the Managing Member in connection with: (a) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for all or a portion of such Member’s Interest; (b) the acquisition of any additional Interest (or increase in its Interest) by any new or existing Member in exchange for more than a de minimis Capital Contribution; (c) the grant of an Interest in the Company as consideration for the provision of services to or for the benefit of the Company by an existing Member acting in a Member capacity, or by a new Member acting in a Member capacity or in anticipation of being a Member; and (d) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, that, except as otherwise provided herein, adjustments pursuant to subparagraphs (a), (b) and (c) hereof shall be made solely if and to the extent the Managing Member determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members; and

(iii)	the Asset Value of any Company asset distributed to any Member shall be the Fair Market Value of such asset on the date of distribution, as determined in good faith by the Managing Member;

If the Asset Value of an asset has been determined or adjusted pursuant to clause (i) or clause (ii) of this definition, such Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Loss.

“Assumed Tax Rate” means the applicable highest effective marginal combined federal, state and local income tax rate for an individual resident (or corporate resident, if greater) in New York City, taking into account the character of the income as ordinary income or (long-term or short-term) capital gains, as appropriate, and the year in which the taxable net income is recognized by the Company, and the deductibility of state and local income taxes as applicable at the time for federal income tax purposes and any limitations thereon.

“Business” means the business of providing Investment Services.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by Law or executive order to close.

“Capital Account” means the account maintained by the Company with respect to a Member in accordance with Section 4.6.

“Capital Contribution” means any contribution of cash or other assets to the Company by a Member.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire or that are convertible into any of the foregoing.

“Certificate of Formation” means the certificate of formation of the Company as in effect on the Effective Date, as the same may be amended or restated from time to time.

“Change of Control” has the meaning set forth in the Exchange Agreement.

“Change of Control Event” means any transaction or series of related transactions that: (i) if and when consummated, would result in a Change of Control (excluding a Change of Control described in clause (ii) of the definition of Change of Control that was not approved by the Board prior to the occurrence of such Change of Control); or (ii) involves (A) the Transfer of all or substantially all of the property, rights or assets of the Company (including a transfer of ZAIS Group, LLC or substantially all of its Operating Subsidiaries), excluding any such Transfer to an Affiliate of the Managing Member or any Founder Member; (B) a transfer of all or substantially all of the Units; (C) a recapitalization of the Company; (D) a merger, consolidation or other form of reorganization of the Company; or (E) any combination of any of the foregoing events described in clauses (A) through (D), and solely in the case of each of clauses (B) through (E), after which the Company is no longer an Affiliate (without giving effect to the proviso of the last sentence of the definition Affiliate) of the Managing Member or any Founder Member.

“Class A Common Stock” means Class A Common Stock, par value $0.0001 per share, of the Managing Member.

“Class A Unit” means a Class A Unit of the Company.

“Class B Common Stock” means Class B Common Stock, par value $0.000001 per share, of the Managing Member.

“Class B Member” means a Person who holds Class B Units.

“Class B Unit” means a Class B Unit of the Company.

“Client” means Persons to whom the Company or any of its Subsidiaries provides Investment Services, including any institutional clients (including insurance companies, pension funds and endowments, but expressly excluding any collateralized loan obligation transaction purchasers), on a managed account basis or otherwise, hedge funds, fund of funds, and other pooled investment vehicles, real estate investment trust or business development company.

“Closing Price” means, as of any particular date: (a) the closing price of the Class A Common Stock for such day on NASDAQ, or if the Class A Common Stock is not listed on NASDAQ, the principal national securities exchange on which the Class A Common Stock may at the time be listed; (b) if there have been no sales of the Class A Common Stock on such exchange on any such day, the average of the highest bid and lowest asked prices for the Class A Common Stock on such exchange at the end of such day; (c) if on any such day the Class A Common Stock is not listed on a domestic securities exchange, the closing sales price of the Class A Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Class A Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Class A Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day. If at any time the Class A Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Closing Price” of the Class A Common Stock shall be the fair market value per share as determined jointly by Managing Member, the Founder Member Representative (so long as the Founder Member Ownership Threshold is met) and the Required Independent Directors.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any corresponding provision of any succeeding Law.

“Company Minimum Gain” has the same meaning as “partnership minimum gain” set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Company Property” means all interests in properties, whether real or personal, and rights of any type owned thereon or held by the Company or any Subsidiary.

“Competitive Investment Services” means Investment Services with respect to mortgage, government, corporate or other credit products, including residential whole loans, residential mortgage-based securities, asset-based securities, commercial real estate, commercial whole loans, commercial mortgage-based securities, investment grade government or corporate credit, high yield government or corporate credit or structured government or corporate credit vehicles or with respect to other products that compete with the Business in the United States, Asia or Europe.

“Confidential Information” means any confidential, non-public or proprietary information (whether received before or after the Effective Date and whether transmitted orally or in writing or stored electronically) relating to the business or the affairs of the Managing Member, the Company, the Subsidiaries or its or their respective clients, officers, directors, Members or Principals of Members and identified (orally or in writing), or otherwise known by (or should reasonably be known by) the recipient, as being confidential. The following information (which list is not intended to be exhaustive) shall be considered “Confidential Information” without the need for identification as such: the information provided to a Member pursuant to Article XI, future transactions (regardless of whether such transactions are consummated), customer lists, employee lists, salary and other compensation or benefits of employees, financial data, financial or strategic plans, forecasts, records and other business information, plans, reports or data, client lists, information encompassed in drawings, designs, plans, proposals, reports, research, marketing and sales plans, costs, quotations, specification sheets, recording media, information which relates, directly or indirectly, to the computer systems and computer technology, including source codes, object codes, reports, flow charts, screens, algorithms, use manuals, installation or operation manuals, computer software, spreadsheets, data computations, formulas, techniques, databases, and any other form or compilation of computer-related information and other confidential, non-public or proprietary information relating to the business or the affairs of the Managing Member, the Company, the Subsidiaries or its or their respective clients, directors, officers, Members or Principals of Members. Confidential Information shall not, however, include any information that: (i) is or becomes generally available to the public other than as a result of a disclosure by any Member or officer in breach of this Agreement; (ii) was or becomes available on a non-confidential basis from a source other than the Company or any Member, officer or director; provided that such source is not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Managing Member, the Company or any other Person with respect to such information; (iii) is or was developed by the receiving Person independently of, or was known by the receiving Person prior to, any disclosure of such information made by the disclosing Person, other than disclosures by any Member or any Affiliate of a Member in connection with its employment by or provision of services to the Managing Member, the Company or any of the Company’s Subsidiaries; (iv) to the extent it is required to be disclosed by order of a court of competent jurisdiction, administrative agency or governmental body, or by any Law, or by subpoena, summons or any other administrative or legal process, or by applicable regulatory standards, after notice of such requirement has been given to the Company or the disclosing Person (except as prohibited by Law) and the Company or the disclosing Person has had a reasonable opportunity to oppose such disclosure; or (v) is disclosed with the written consent of the Person for which such Confidential Information relates or, with respect to any Confidential Information concerning the Company or any Subsidiary, the consent of the Managing Member.

“Control Shares” means the twenty million (20,000,000) shares of Class B Common Stock, having no economic value but entitling the holder thereof to ten (10) votes per share.

“Control Shares Trust” means The ZGH Class B Voting Trust that was established solely to hold the Control Shares.

“Covered Person” means: (i) a current or former Member (excluding the Class B Members); or (ii) if so determined by the Managing Member, any employee, advisor, representative or agent of the Company or Managing Member.

“Depreciation” means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided, further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Asset Value using any reasonable method selected by the Managing Member.

“DGCL” means the General Corporation Law of the State of Delaware.

“Exchange” has the meaning set forth in the Exchange Agreement.

“Exchange Agreement” means the Exchange Agreement, dated on or about the Effective Date, among the Company, Managing Member and the Company Unitholders (as defined therein) from time to time party thereto, as the same may be further amended or restated from time to time.

“Exchange Rate” shall have the meaning set forth for such term in the Exchange Agreement.

“Exchange Ratio” means the quotient of (x) one (1) divided by (y) the Exchange Rate, as defined in the Exchange Agreement.

“Fair Market Value” means, except as otherwise provided for herein, as of any given date of determination, the cash price, as determined in good faith by the Managing Member using any reasonable method of valuation and taking into account any relevant facts and circumstances then prevailing and in accordance with this Agreement at which a willing seller would sell, and a willing buyer would buy, each being apprised of all relevant facts and neither acting under compulsion, such assets or properties in an arm’s-length negotiated transaction with an unaffiliated third party without time constraints.

“Family Member” means, with respect to an individual: (i) such individual; (ii) such individual’s spouse, parent, sibling, grandparent or descendant (whether by marriage or adoption, if adopted under age 21); (iii) former and current spouses of the individuals described in clause (i) or (ii), (iv) any estate, trust, guardianship, custodianship or other fiduciary arrangement for the primary benefit of any one or more individuals described in (i), (ii) or (iii) above; and (v) any corporation, partnership, limited liability company or other business or investment organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more persons and entities named or described in (i), (ii), (iii), or (iv) above.

“Fiscal Year” means the taxable year of the Company, which shall be the twelve (12) month period commencing on January 1 and ending on December 31, or such other period as may be required by the Code or the Regulations.

“Founder Member Majority-in-Interest” means Founder Members holding more than fifty percent (50%) of all Percentage Interests held by all Founder Members.

“Founder Member Ownership Threshold” means any time when the Founder Members, collectively, hold at least ten percent (10%) of the Capital Stock of the Managing Member (excluding Class B Common Stock), whether directly through ownership of Capital Stock of the Managing Member (excluding Class B Common Stock) or indirectly through ownership of Units exchangeable or convertible into Capital Stock of the Managing Member (excluding Class B Common Stock).

“Founder Members” means Christian M. Zugel, Laureen Lim, Family Trust u/Christian M Zugel 2005 GRAT, Sonia Zugel and Zugel Family Trust and any transferee of a permitted Transfer by any of the foregoing pursuant to Section 9.1, in each case that beneficially owns one or more Class A Units.

“Founder Member Percentage” means, with respect to a Founder Member, such Founder Member’s Percentage Interest divided by the aggregate Percentage Interest of all Founder Members.

“Fund” means any investment company, mutual fund, business development company, partnership, fund, closed-end fund, unit investment trust, offshore fund, common or collective fund or collective trust, special purpose vehicle, hedge fund or other pooled investment vehicle, including any pooled investment vehicle that invests in real estate or interests in real estate, whether or not registered, or, as applicable, whether or not its shares are registered, under the Investment Company Act of 1940, as amended, the Securities Exchange Act of 1934, as amended or the Securities Act (or similar provisions of applicable Law of any jurisdiction other than the United States).

“GAAP” means generally accepted accounting principles in the United States.

“Immediate Family” means, with respect to any individual Person, (a) such Person’s spouse, parent, grandparent, children, grandchildren and siblings (in each case, whether by marriage or adoption), (b) such Person’s former spouses and current spouses of the individuals described in clause (a), and (c) estates, trusts, partnerships and other entities of which a material portion of the interest are held directly or indirectly by any of the foregoing individuals described in clause (a) or (b).

“Incentive Plan” means that certain [name of Equity Incentive Plan of Managing Member approved by stockholders of Managing Member to be inserted].

“Interest” means a limited liability interest in the Company, represented by the ownership of Units, which represents, to the extent applicable, such Member’s rights in and to Net Income, Net Losses, and other items of Company income, gain, loss, expense or deduction, distributions of Company assets, voting rights and such other rights to which a Member is entitled under the Act and that are not inconsistent with the provisions of this Agreement.

“Investment Services” means any investment advisory or subadvisory services, including (a) the management of an investment account or Fund (or portions thereof or a group of investment accounts or Funds); (b) the giving of advice with respect to the investment or reinvestment of assets or funds (or any group of assets or funds); (c) otherwise acting as an “investment adviser” within the meaning of the Investment Advisers Act of 1940, as amended; (d) rendering investment advice for a fee or other compensation, directly or indirectly, within the meaning of Section 3(21)(A)(ii) of ERISA or Section 4975 of the Code; or (e) acting as a trustee, general partner, manager, or managing member of any Person that is an Affiliate of the provider of the services described in items (a) through (d), including any institutional clients

(including insurance companies, pension funds and endowments), on a managed account basis or otherwise, hedge funds, fund of funds, and other pooled investment vehicles, real estate investment trust or business development company.

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory body, agency or other political subdivision thereof.

“Managing Member” means Holdings and any permitted assignee to which such entity Transfers a majority of the Units and other Capital Stock in the Company it then holds, which assignee shall be automatically admitted to the Company as the “Managing Member” thereof.

“Member” has the meaning set forth in the introduction to this Agreement and shall include any additional Person admitted as a Member of the Company pursuant to the terms of this Agreement and who holds Units.

“Member Nonrecourse Debt” has the same meaning as the term “partner nonrecourse debt” set forth in Regulations Section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the meaning ascribed to “partner nonrecourse debt minimum gain” under Section 1.704-2(i)(2) and 1.704-2(i)(3) of the Regulations.

“Net Income” or “Net Loss” means, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

(i)	any income of the Company exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such taxable income or loss;
(ii)	any expenditures of the Company described in Section 705(a)(2)(B) of the Code (or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Regulations Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be subtracted from such taxable income or loss;
(iii)	in the event the Asset Value of any Company asset is adjusted in accordance with Paragraph (ii) or Paragraph (iii) of the definition of “Asset Value” above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;
(iv)	gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Asset Value;
(v)	in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of “Depreciation” above; and
(vi)	notwithstanding any other provision of this definition, any items or amounts that are specially allocated pursuant to Sections 5.3 through 5.7, Sections 5.9 and 5.10, and Section 5.18 hereof shall not be taken into account in computing Net Income or Net Loss. Nevertheless, such items shall be taken into account in adjusting Capital Accounts pursuant to Section 4.6.

“Nonrecourse Liability” has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

“Operating Subsidiary” means each Subsidiary of the Company excluding hedge funds, fund of funds, and other pooled investment vehicles or any Subsidiaries of such Person unless a majority of the economic interests of such Person are owned by the Company or any of its Subsidiaries.

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Percentage Interest” means, with respect to any Member, as of a given date of determination, a fraction (expressed as a percentage), (x) the numerator of which is the number of Units held by such Member and (y) the denominator of which is the total number of Units held by all Members, excluding in each case of (x) and (y): (i) all unreleased Additional Founder Units; and (ii) all Unvested Class B Units.

“Person” means and includes any individual, bank, savings association, corporation, partnership (limited, general, exempted or otherwise), limited liability company, limited company, company, exempted company, société anonyme, unit trust, joint-stock company, trust or unincorporated organization.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Principal” means, with respect to a specified Person that is not an entity whose securities are publicly traded, any manager, officer, partner or trustee of such Person or any other Person that owns directly more than twenty percent (20%) of the Capital Stock of such specified Person.

“Quarterly Estimated Tax Periods” means the two, three, and four calendar month periods with respect to which federal quarterly estimated tax payments are made. The first such period begins on January 1 and ends on March 31. The second such period begins on April 1 and ends on May 31. The third such period begins on June 1 and ends on August 31. The fourth such period begins on September 1 and ends on December 31.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the Effective Date, among the Managing Member and the Holders (as defined therein) party thereto from time to time, as the same may be further amended or restated from time to time.

“Regulations” means the income tax regulations, including any temporary regulations, from time to time promulgated under the Code.

“Required Independent Directors” means (i) R. Bruce Cameron, but only for so long as he remains a director of the Managing Member, and only during the period from the Effective Date until the date eighteen (18) months thereafter, and (ii) thereafter, a majority of the directors that are independent in accordance with Nasdaq standards and who are also not an Affiliate or Immediate Family of any Founder Member (other than a Person who serves as trustee of any Founder Member, who shall qualify as a Required Independent Director so long as he is a director that is independent in accordance with Nasdaq standards), any holder of Class B Units of the Company, Christian Zugel, Laureen Lim, Sonia Zugel or any of their respective Affiliates.

“Restricted Period” means with respect to any Class B Member, the period starting from the date such Class B Member becomes Member and ending one year after such Class B Member’s or such Class B Member’s Principal’s employment with the Company and its Subsidiaries is terminated for any reason.

“Restricted Unit Agreement” means an agreement executed by the Company and a holder of Class B Units upon the issuance of Class B Units to such Person, providing for any vesting and forfeiture of such Class B Units, and other terms and conditions relating to such Class B Units, in each case in such form approved by the Managing Member and, so long as the Founder Member Ownership Threshold is met, the Founder Member Representative.

“Secretary of State” means the Secretary of State of the State of Delaware.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means (a) any corporation, partnership, limited liability company or other entity a majority of the Capital Stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company, (b) a partnership in which the Company or any direct or indirect Subsidiary is a general partner or (c) a limited liability company in which the Company or any director or indirect Subsidiary is a managing member or manager.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated on or about the Effective Date, among the Company, Managing Member and the Non-Holdings Members (as defined therein) from time to time party thereto, as the same may be further amended or restated from time to time.

“Total Class A Share Value” means the sum of (i) the average Closing Price of one share of Class A Common Stock during any period of twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which the Total Class A Share Value is being determined (provided, that if the Class A Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading) (such period, a “Measurement Period”), and (ii) the cumulative amount of dividends paid by Managing Member on each share of Class A Common Stock during the period beginning on the Effective Date and ending on the day prior to such Measurement Period. References to any particular Total Class A Share Value herein are subject to adjustment pursuant to Section 3.3, as applicable.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, hypothecation, mortgage, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest) and, when used as a verb, voluntarily or involuntarily to sell, hypothecate, mortgage, gift, pledge, assign, attach or otherwise transfer, in any case, whether by operation of law or otherwise.

“Undistributed Eligible Account” has the meaning set forth for such term in the Investment Agreement.

“Unit” means a Class A Unit, Class B Unit (including each sub-class of Class B Unit) or a Unit of any other class or series of Interests authorized by the Managing Member pursuant to the terms of this Agreement.

“Unvested Class B Unit” means any Class B Units (whether granted or available to be granted hereunder) which are not Vested Class B Units.

“Value Determination Event” means each of the 1st Value Determination Event, the 2nd Value Determination Event, the 3rd Value Determination Event and the 4th Value Determination Event.

“Vested Class B Unit” means the Class B Units which have vested in accordance with the terms set forth in Section 3.1(c), or to the extent such vesting terms are different, the applicable Restricted Unit Agreement.

“Vested Units” means, collectively, the Class A Units and the Vested Class B Units.

1.2. Terms Defined Elsewhere.  The following terms have been defined in the locations set forth below:

Defined Term	Section
Additional Member	8.7(a)
Agreement	Preamble
Budget	11.2
Company	Preamble
Co-Sale Exercise Notice	9.5(b)
Effective Date	Preamble
ERISA	9.3(b)(iii)
Founder Member Representative	13.17
HSR Act	10.3
Indemnifiable Losses	6.1(d)
Investment Agreement	Recitals
Liquidator	13.6(a)
Managing Member Transfer Notice	9.5(a)
Measurement Period	1.1 (definition of Total Class A Share Value)
Notice	13.3
Prior Operating Agreement	Recitals
Rule 144	8.5(e)
Schedule of Members	3.1(g)
Tax Advances	5.14(c)

Defined Term	Section
Tax Audit	11.5(e)
Tax Distribution	5.10(b)(i)
Tax Matters Person	11.5(c)

ARTICLE II
FORMATION AND NAME; OFFICE; PURPOSE; TERM

2.1. Organization.  The Company was organized as a limited liability company pursuant to the Act and the provisions of the Prior Operating Agreement, and the Certificate of Formation was executed and filed by a designated “authorized person” within the meaning of the Act with the Secretary of State on July 8, 1997, such filing being hereby ratified and approved in all respects. This Agreement supersedes and replaces in its entirety the Prior Operating Agreement. The Members agree to continue the Company as a limited liability company under the Act, upon the terms and subject to the conditions set forth in this Agreement. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control. Upon their execution of counterpart signature pages to this Agreement, each of the Founder Members hereby continues as a Member of the Company. Upon its execution of a counterpart signature page to this Agreement, Holdings is hereby admitted as a Member of the Company and as the Managing Member.

2.2. Name of the Company.  The name of the Company shall be “ZAIS Group Parent, LLC.” The Company may do business under that name and under any other name or names which the Managing Member may select from time to time. If the Company does business under a name other than that set forth in the Certificate of Formation, the Company shall comply with any requirements of the Act or applicable Law.

2.3. Purpose.  The business and purpose of the Company will be to (a) either directly or indirectly through its Subsidiaries, serve as an investment advisor to or manager of accounts, investment funds and pooled investment vehicles established from time to time that invest in or pursue credit strategies with respect to mortgage, government, corporate or other credit products, including residential whole loans, residential mortgage-based securities, asset-based securities, commercial real estate, commercial whole loans, commercial mortgage-based securities, investment grade government or corporate credit, high yield government or corporate credit or structured government or corporate credit vehicles, (b) conduct such other businesses as determined by the Managing Member from time to time, and (c) engage in any and all lawful acts or activities for which a limited liability company may be organized under the Act and engage in all acts or activities as the Company deems necessary, advisable or incidental to the furtherance of the foregoing.

2.4. Term.  The term of the Company began upon the acceptance of the Certificate of Formation by the Secretary of State and shall continue in existence until terminated pursuant to Article X.

2.5. Registered Office; Principal Place of Business; Other Offices.

(a) The registered office of the Company is as set forth in the Certificate of Formation or at any other place within the State of Delaware that the Managing Member selects. The principal office and principal place of business of the Company shall be located at 2 Bridge Avenue, Red Bank, NJ 07701 or at such other place as the Managing Member may determine.

(b) The Company shall establish and maintain such offices from time to time as the Managing Member may determine.

(c) Any authorized Person of the Company may execute, deliver and file any certificates (and any amendments or restatements thereto) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business.

2.6. Registered Agent.  The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person as the Managing Member may designate from time to time in the manner provided by Law.

ARTICLE III
UNITS

3.1. Units; Capitalization; Schedule of Members.

(a) Interests in the Company shall be represented by Units, such other Capital Stock of the Company, or such other securities of the Company, in each case as the Managing Member may establish in its discretion in accordance with the terms and subject to the restrictions hereof. As of the Effective Date, the Units are comprised of two classes: Class A Units and Class B Units. The total number of Class A Units that are authorized for issuance is 180,000,000, and the Managing Member may increase the number of Class A Units authorized for issuance.

(b) The Membership Interests (as defined in the Prior Operating Agreement) issued and outstanding immediately prior to the Effective Date are hereby converted into Class A Units as set forth with respect to each Member on the Schedule of Members, and substantially concurrently with such conversion and in connection therewith, the Managing Member has caused to be Transferred to the Founder Members the Control Shares issued and outstanding as of the Effective Date, which Control Shares the Founder Members have deposited into the Control Shares Trust. Notwithstanding anything contained herein or in any document, agreement or instrument to the contrary, no Member (other than the Managing Member) shall be entitled to any information concerning any other Member, including the number of Units held by such Member, the Capital Account of such Member or other information concerning such Member.

(c) The total number of Class B Units that are authorized for issuance is 6,800,000, which shall be divided into the following sub-classes:

(i) 1,600,000 of the Class B Units shall be designated as “Class B-0 Units”;

(ii) 1,200,000 of the Class B Units shall be designated as “Class B-1 Units,” and the Value Determination Event associated with the Class B-1 Units shall be the 1st Value Determination Event;

(iii) 1,200,000 of the Class B Units shall be designated as “Class B-2 Units,” and the Value Determination Event associated with the Class B-2 Units shall be the 2nd Value Determination Event;

(iv) 1,400,000 of the Class B Units shall be designated as “Class B-3 Units,” and the Valuation Determination Event associated with the Class B-3 Units shall be the 3rd Value Determination Event; and

(v) 1,400,000 of the Class B Units shall be designated as “Class B-4 Units,” and the Value Determination Event associated with the Class B-4 Units shall be the 4th Value Determination Event.

Except as otherwise provided in the Restricted Unit Agreement granting the Class B Unit, (i) each grant of Class B-0 Units pursuant to Section 3.1(d) shall vest upon the later of the date of grant of such Units and the second anniversary of the Effective Date and (ii) each grant of Class B-1 Units, Class B-2 Units, Class B-3 Units and Class B-4 Units pursuant to Section 3.1(d) shall vest one-third upon the occurrence of the Value Determination Event associated with such Unit, one-third upon the first anniversary of the occurrence of such Value Determination Event and one-third upon the second anniversary of the occurrence of such Value Determination Event. After the termination of the Additional Unit Period, if one or more Value Determination Events has not occurred during such period, the sub-class of Class B Units associated with such Value Determination Event shall be automatically cancelled and any holder of such Class B Units shall have no rights or benefits with respect thereto. The determination of whether a Valuation Determination Event has occurred shall be made in accordance with Section 2.05(b) of the Investment Agreement.

(d) (i) So long as the Founder Member Ownership Threshold is met, the Founder Member Representative or its designee (which may be an officer of ZAIS Group, LLC) may, and (ii) after the Founder Member Ownership Threshold is not met, the Managing Member may, from time to time, cause the Company to make grants of Class B Units to such employees of the Company or its Subsidiaries as it determines, in its sole discretion, up to the maximum authorized number of Class B-0 Units, Class B-1 Units, Class B-2 Units, Class B-3 Units and Class B-4 Units set forth in Section 3.1(c). Each such recipient of Class B Units shall, as a condition to receiving such Class B Units, enter into a Restricted Unit Agreement with respect to such Class B Units and any other documents required by Managing Member in connection therewith, including, without limitation, a joinder agreement required pursuant to Section 8.7(b). Any Class B Units cancelled or forfeited pursuant to the terms of the applicable Restricted Unit Agreement or Section 9.7 of this Agreement shall be available for reissuance on such terms and conditions as the Founder Member Representative or Managing Member, as applicable, determines. The Schedule of Members shall be automatically revised from time to time to reflect the grant, cancellation or forfeiture of Class B Units in accordance with this Section 3.1(d).

(e) During the Additional Unit Period, the number of Unvested Class B Units shall be subject to adjustment in the same manner as the unreleased Additional Founder Units are pursuant to Section 3.3.

(f) In the event of a dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of all or any class of Units or other Capital Stock of the Company, liquidation, spin-off, or other change in organizational structure affecting the Units (including any conversion of the Company to a corporation, whether by merger, filing of a certificate of conversion or otherwise), the number and class of Units shall be proportionately increased or decreased, as the case may be, by the Managing Member. In the event of a dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of the Capital Stock of the Managing Member, liquidation, spin-off, or other change in organizational structure affecting the Class A Common Stock, the Managing Member may, in lieu of an adjustment to the Exchange Rate pursuant to Section 2.2 of the Exchange Agreement, proportionately increase or decrease, as the case may be, such number and class of Units. Notwithstanding the foregoing, during the Additional Unit Period, Section 3.3 instead of this Section 3.1(f) shall govern the adjustment of the number of Unvested Class B Units and unreleased Additional Founder Units.

(g) The aggregate number of outstanding Units and the aggregate amount of cash Capital Contributions that have been made by the Members and the Fair Market Value of any property other than cash contributed by the Members with respect to the Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) shall be set forth on a schedule maintained by the Company. The Company shall also maintain a schedule setting forth the name and address of each Member, the number and class of Units owned by such Member and the aggregate Capital Contributions that have been made by such Member with respect to such Member’s Units (such schedule, the “Schedule of Members”). The Schedule of Members shall be the definitive record of ownership of each Unit or other Capital Stock of the Company and all relevant information with respect to each Member. The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Capital Stock of the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Capital Stock of the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(h) The Schedule of Members and the Capital Accounts of the Members shall be automatically revised from time to time upon the occurrence of events described in Sections 2.03, 2.04 and 9.08 of the Investment Agreement.

3.2. Release of Additional Founder Units.  The Members hereby agree and acknowledge that pursuant to Section 2.05 of the Investment Agreement, during the Additional Unit Period, the Company will issue to the Founder Members up to 2,800,000 Additional Founder Units, subject to the conditions set forth in Section 2.05 of the Investment Agreement.

3.3. Certain Adjustments to Unreleased Additional Founder Units.  During the Additional Unit Period, the following shall apply with respect to any unreleased Additional Founder Units:

(a) Adjustments to Unreleased Additional Founder Units upon Dividend, Subdivision or Combination.  If the Company shall, at any time or from time to time after the Effective Date, (i) make any distribution upon any Units or any other Capital Stock of the Company payable in Units or in any other Capital Stock of the Company, or (ii) subdivide (by any stock split, recapitalization or otherwise)

its outstanding Units into a greater number of Units, then the number of unreleased Additional Founder Units available to be released pursuant to Section 2.05 of the Investment Agreement as of immediately prior to any such distribution or subdivision shall be proportionately increased. If the Company combines (by combination, reverse stock split or otherwise) an outstanding class of Units into a smaller number of Units, then the number of unreleased Additional Founder Units available to be released pursuant to Section 2.05 of the Investment Agreement as of immediately prior to any such combination shall be proportionately decreased. Any adjustment under this Section 3.3(a) shall become effective at the close of business on the date such dividend, subdivision or combination becomes effective.

(b) Adjustments to Total Class A Share Value upon Dividend, Subdivision or Combination of Class A Common Stock.  If the Managing Member shall, at any time or from time to time after the Effective Date, (A) make any distribution upon the Class A Common Stock or any other Capital Stock of the Managing Member payable in Class A Common Stock or in any other Capital Stock of the Company, or (B) subdivide (by any stock split, recapitalization or otherwise) its outstanding Class A Common Stock into a greater number of shares of Capital Stock of the Managing Member, then the stated amount of the Total Class A Share Value in the definition of each Value Determination Event shall be proportionately decreased. If the Managing Member combines (by combination, reverse stock split or otherwise) the outstanding Class A Common Stock into a smaller number of shares of Capital Stock of the Managing Member, then the stated amount of the Total Class A Share Value in the definition of each Value Determination Event shall be proportionately increased. Any adjustment under this Section 3.3(b) shall become effective at the close of business on the date such dividend, subdivision or combination becomes effective.

(c) Adjustments upon Reorganization or Reclassification.  In the event of any (i) capital reorganization of the Company, (ii) reclassification of the Capital Stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or (iii) other similar transaction, in each case which entitles the holders of any Units to receive (either directly or upon subsequent liquidation) stock or securities or assets with respect to or in exchange for such Class A Units, each Founder Member entitled to unreleased Additional Founder Units shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, be entitled to receive thereafter upon the occurrence of a Value Determination Event, in lieu of the number of unreleased Additional Founder Units to be released with respect to such Value Determination Event, securities exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which such Founder Member would have been entitled had such Additional Founder Units been released immediately prior to such reorganization, reclassification, or similar transaction; and, in such case, appropriate adjustment (in form and substance reasonably satisfactory to the Founder Member Representative) shall be made with respect to the Founder Members’ rights to receive the unreleased Additional Founder Units to ensure that the provisions of this Section 3.3(c) hereof shall thereafter be applicable, as nearly as possible, in relation to any shares of stock, securities or assets thereafter available to be released pursuant to Section 2.05 of the Investment Agreement.

(d) Adjustments upon Merger or Sale.  In the event of any (i) consolidation or merger of the Company with or into another Person, (ii) sale of all or substantially all of the assets of the Company to another Person or (iii) other similar transaction, in each case which entitles the holders of Class A Units to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such Class A Units, the Total Class A Share Value shall be deemed to be equal to the Fair Market Value of the consideration per share of Class A Common Stock that is being paid with respect to such transaction. Each Member entitled to unreleased Additional Founder Units shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, be entitled to receive thereafter, in lieu of the number of unreleased Additional Founder Units then available to be released where the Value Determination Event has been satisfied by such Total Class A Share Value, the same per share consideration multiplied by the Exchange Rate and any Additional Founder Units issuable with respect to Value Determination Events with thresholds in excess of such per share consideration amount, shall be cancelled and not issuable upon the occurrence of such event.

(e) No Double Counting.  For each particular event requiring any adjustment pursuant to this Section 3.3 for the benefit of any Member, there shall only be one adjustment made pursuant to this Section 3.3; provided, that nothing in this Section 3.3(e) shall limit or prevent any adjustments hereunder with respect to any other particular event.

3.4. Authorization and Issuance of Additional Units.

(a) The Managing Member is authorized to (i) issue and create additional classes of Units or issue and create any Capital Stock, (ii) subdivide the Units or Capital Stock of any such class into one or more series, (iii) fix the designations, powers, preferences and rights of the Units or Capital Stock of each such class or series and any qualifications, limitations or restrictions thereof, (iv) admit new Members and (v) subject to Article XII, amend this Agreement to reflect such actions and the resulting designations, powers, and relative preferences and rights of all the classes and series thereafter authorized under this Agreement; provided, however, that so long as the Founder Member Ownership Threshold is met, the Managing Member shall not issue additional Units or any other Capital Stock of the Company to any Person (other than to the Managing Member pursuant to Section 3.4(c), Section 3.4(f), the Exchange Agreement or the Investment Agreement) without the prior written consent of the Founder Member Representative.

(b) The authority of the Managing Member with respect to each such class and series created in accordance with this Section 3.3 shall include establishing the following: (i) the number of Units or securities constituting that class or series and the distinctive designation thereof; (ii) whether or not that class or series shall have voting rights and, if so, the terms of such voting rights; (iii) whether or not the Units or securities of such class or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per Unit or security payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (iv) the rights and preferences of the Units or securities of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company; (v) the relative rights of priority, if any, of allocations of income or loss or of payment with respect to Units or securities of that class or series; and (vi) any other relative rights, preferences and limitation of that class or series.

(c) At any time that the Managing Member issues a share of Class A Common Stock or a share of other Capital Stock of the Managing Member (other than Class B Common Stock and other than Class A Common Stock issued in connection with an Exchange (as defined in the Exchange Agreement)) for cash or other consideration (including Capital Stock or assets of another Person), the net proceeds received by the Managing Member with respect to such share, if any, shall be concurrently transferred to the Company, and (i) with respect to issuances of Class A Common Stock, the Company shall issue to the Managing Member, for each share of Class A Common Stock issued, a number of Class A Units registered in the name of the Managing Member that is equal to the Exchange Ratio, or (ii) with respect to issuances of Capital Stock of the Managing Member (other than Class A Common Stock or Class B Common Stock), the Company shall issue to the Managing Member, for each such share of such Capital Stock issued by the Managing Member, one (1) unit of Capital Stock of the Company registered in the name of the Managing Member on substantially equivalent terms.

(d) Any issuance of Units to the Managing Member after the Effective Date (other than pursuant to Section 3.1(f), Section 3.4(c) or Section 3.4(f) or transfers of Units to the Managing Member pursuant to the Exchange Agreement or the Investment Agreement) (each, a “Dilutive Issuance”) shall be at a purchase price equal to the Fair Market Value of such Unit; provided, however, that with respect to any Dilutive Issuance of Class A Units, such Fair Market Value shall be equal to (i) the average Closing Price of the Class A Common Stock for each of the consecutive ten (10) trading days ended on the second Business Day prior to such issuance of Units, multiplied by (ii) the then-applicable Exchange Ratio.

(e) Concurrently with each Dilutive Issuance, so long as the Founder Member Ownership Threshold is met, each Founder Member shall have the right to purchase, at the same price and on the same terms on which the Managing Member is purchasing Units in such Dilutive Issuance, up to (at the discretion of such Member) such number of the same type of Units as would be necessary for such Founder Member to own the same percentage of all such Units outstanding immediately after such Dilutive Issuance as such Member owned immediately prior to such Dilutive Issuance.

(f) At any time the Managing Member issues a share of Class A Common Stock pursuant to the Incentive Plan (whether pursuant to the exercise of a stock option or otherwise), the following shall be deemed to occur in accordance with Regulations Sections 1.83-6(d)(1) and 1.1032-3: (i) the Managing Member shall be deemed to contribute to the capital of the Company as a Capital Contribution an amount of cash equal to the Closing Price on the date such share is issued (or, if earlier, the date the related option is exercised) in exchange for a Class A Unit (and such Class A Unit in fact shall be issued); (ii) the Company shall be deemed to purchase such share of Class A Common Stock from the Managing Member for the amount of such deemed cash Capital Contribution; and (iii) the Company shall be deemed to Transfer such share of Class A Common Stock to the recipient of such Class A Common Stock pursuant to the Incentive Plan.

3.5. Member’s Interest.  A Member’s Units shall for all purposes be personal property. A Member has no interest in specific Company Property.

3.6. Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a) Units shall not be certificated unless otherwise determined by the Managing Member. If the Managing Member determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Company, by the Chief Executive Officer and any other officer designated by the Managing Member, and shall represent the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the Managing Member may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law.

(b) If Units are certificated, the Managing Member may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon delivery to the Managing Member of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Managing Member may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

(c) Upon surrender to the Company or the transfer agent of the Company, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Company shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the Managing Member may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

3.7. Transfer Agent, Exchange Agent and Registrar.  The Managing Member may appoint one or more transfer agents, one or more exchange agents and one or more registrars, and may require all certificates representing one or more Units, if any to bear the signature of any such transfer agents, exchange agents or registrars.

3.8. Interest as a Security.  An Interest in the Company shall constitute a security for all purposes of Article 8 of the Uniform Commercial Code promulgated by the National Conference of Commissioners on Uniform State Laws, as in effect in Delaware or any other applicable jurisdiction. Delaware law shall constitute the local law of the Company’s jurisdiction in its capacity as the issuer of Interests.

3.9. Spousal Consent.  Notwithstanding anything contained herein to the contrary, except as otherwise determined by the Managing Member, it shall be a condition precedent for admittance (and continued admittance) of any natural person as a Member of the Company that the spouse of such natural person, if any, execute and deliver to the Company a spousal consent in the form provided by the Managing Member.

ARTICLE IV
CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

4.1. Capital Accounts.  The Schedule of Members sets forth the Capital Accounts, as determined on the Effective Date, of the Managing Member and Founder Members. Subject to Section 3.4(c) and Section 3.4(f), no Member shall be required to make any additional Capital Contributions without such Member’s consent.

4.2. No Interest on Capital Contributions.  Members shall not be paid interest on their Capital Contributions or amounts attributable to their respective Capital Accounts.

4.3. Return of Capital Contributions.  Except as otherwise provided in this Agreement, no Member shall have the right to receive the return of any Capital Contribution until the Company has been dissolved or terminated, and then only in accordance with Section 10.2.

4.4. Redemption of Class A Common Stock.  If, at any time, any shares of Class A Common Stock are redeemed (whether by exercise of a put or call, automatically, through a repurchase or by means of another arrangement) by the Managing Member for cash, the Company shall, unless the Managing Member elects to instead allow such redemption to result in an adjustment of the Exchange Rate (as defined in the Exchange Agreement) pursuant to Section 2.2(b) of the Exchange Agreement, immediately prior to or concurrently with such redemption of Class A Common Stock, redeem a number of Class A Units held by the Managing Member equal to the number of shares of Class A Common Stock so redeemed multiplied by the Exchange Ratio, upon the same terms and for the same aggregate price, as such shares of Class A Common Stock are redeemed.

4.5. Withdrawal of Funds or Loans.

(a) No Member shall be permitted to make a loan to the Company without the prior approval of the Managing Member. Any loan made by a Member to the Company shall not be considered a Capital Contribution, shall not result in any increase in the amount of the Capital Account of such Member and the amounts of any such loan shall be returned to the Member in accordance with the terms of such loan.

(b) Without the prior approval of the Managing Member, no Member shall be entitled to borrow or withdraw any amount from the Company.

4.6. Capital Accounts.

(a) A separate Capital Account shall be maintained for each Member on the books of the Company, and adjustments to such Capital Accounts shall be made as follows:

(i) A Member’s Capital Account shall be credited with any amounts of money contributed by the Member to the Company, the Asset Value of any other property contributed to the Company (net of liabilities secured by the property that the Company is considered to assume or take subject to under Section 752 of the Code), the amount of any Company liabilities assumed by the Member (other than liabilities that are secured by any Company assets distributed to such Member), and the Member’s allocable share of any Net Income and items of income or gain specially allocated to such Member;

(ii) A Member’s Capital Account shall be debited with the amount of money distributed to the Member, the Asset Value of other Company assets distributed to the Member (net of liabilities secured by such property that the Member is considered to assume or take subject to under Section 752 of the Code), the amount of any liabilities of the Member assumed by the Company (other than liabilities that are secured by property contributed by such Members), and the Member’s allocable share of Net Losses and items of loss, expense, or deduction specially allocated to that Member;

(iii) Upon the occurrence of a Value Determination Event resulting in the release of Additional Founder Units, such release shall be deemed to result in a revaluation of the Company’s assets pursuant to the definition of “Asset Value”, and any appreciation in Asset Value since the Effective Date or the most recent Value Determination Event, as applicable, shall be allocated among the Members so as to cause, as closely as possible, the Capital Accounts of the Members to be equal, on a proportional basis, to their relative Percentage Interests (determined prior to any issuance of Class B Units occurring on such Value Determination Event) multiplied by the aggregate Asset Value of the Company’s assets. The Company and the Members intend that the release of any Additional Founder Units shall reflect an adjustment to the Percentage Interests of the Members and the Asset Values of the Company’s assets, which were preliminarily determined on the Effective Date in connection with the Managing Member’s Capital Contribution, and a determination as to how such aggregate Asset Value should be shared by the Members. The Company and the Members agree that the release of any Additional Founder Units are not intended to give rise to any taxable income or gain for the Founder Members or deduction or capital expense of the Company or any Member for applicable income tax purposes, and neither the Company nor the Members shall take any contrary position for income tax purposes unless required pursuant to a final determination within the meaning of Section 1313 of the Code; and

(iv) Following the earlier of the date of the 4th Value Determination Event or the end of the Additional Unit Period, upon the vesting of a previously Unvested Class B Unit, there shall be a revaluation of the Company’s assets pursuant to the definition of Asset Value, and the Capital Accounts associated with all Class A Units and previously Vested Class B Units (if any) shall be reduced, pro rata in proportion to their then Percentage Interests, and the Capital Accounts of the newly-vested Class B Units shall be increased so that, as nearly as possible, the Capital Accounts of the Members (including Members holding released Additional Founder Units and Vested Class B Units) will equal, on a proportional basis, their relative Percentage Interests multiplied by the aggregate Asset Value of the Company’s assets. No revaluations of the Company’s assets shall occur with respect to the issuance or vesting of a Class B Unit other than as specifically set forth in this Section 4.6(a); and

(v) The parties intend that any deduction or expense generated in connection with the vesting of Class B Units (including Class B Units which vest immediately upon issuance) shall be specially allocated to the Members holding Class A Units and Vested Class B Units prior to the vesting (or issuance, in the case of Class B Units which vest immediately upon issuance) of such Class B Units, pro-rata in proportion to their respective Percentage Interests immediately prior to such vesting (or issuance, in the case of Class B Units which vest immediately upon issuance).

(b) Upon the Transfer of Units after the Effective Date, so much of the Capital Account of the Member Transferring its Units as is attributable to the Transferred Interest will be carried over to the Member to whom such Transfer is made.

(c) The foregoing provisions of this Section 4.6 and Sections 5.1 through 5.7 are intended to comply with Section 1.704-1(b)(2)(iv) of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations. If the Managing Member, with the advice of the Company’s tax advisors and in consultation with the Founder Member Representative, shall determine that it is necessary to modify the manner in which the Capital Accounts are computed in order to comply with Section 1.704-1(b)(2)(iv) of the Regulations, the Managing Member may make such modification; provided that the Members are notified in writing of such modification prior to its effective date; provided, further, that the Managing Member shall have no liability to any Member for any exercise of or failure to exercise any such discretion to make any modifications permitted under this Section 4.6.

ARTICLE V
ALLOCATIONS AND DISTRIBUTIONS

5.1. Allocations of Net Income and Net Losses.  Except as otherwise provided in Sections 5.2 through 5.7, Net Income and Net Losses for any Fiscal Year (or other applicable period) shall be allocated among the Members in a manner such that the Adjusted Capital Account of each Member, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the distributions that would be made to such Member during such Fiscal Year (or other applicable period) pursuant to Section 5.14(a) and Section 5.18, based on the assumptions that (i) the Company is dissolved, (ii) its affairs are wound-up and each asset of the Company is sold for cash equal to its Asset Value, (iii) all Company liabilities are satisfied (limited with respect to each nonrecourse liability to the Asset Value of the asset(s)

securing such liability) and (iv) the net assets of the Company are distributed in accordance with Section 5.14(a) and Section 5.18 to the Members immediately after giving effect to such allocation (taking into account distributions made during such Fiscal Year or other applicable period).

5.2. Book/Tax Disparities.  For federal income tax purposes and Section 1.704-3 of the Regulations, items of income, gain, loss, deduction and credit shall be allocated in a manner consistent with the requirements of Section 704(c) of the Code to take into account the difference between the “book value” of such property and its adjusted tax basis. Subject to Section 11.5(a), the method under Section 704(c) of the Code and the Regulations thereunder shall be determined by the Managing Member; provided, however, that the Managing Member shall not select a method other than the “traditional method” of Section 1.704-3(b) of the Regulations. Items of taxable income or gain attributable to and in the amount of any Undistributed Eligible Accounts shall be allocated to the Members entitled to receive special distributions in an amount equal to such Undistributed Eligible Accounts pursuant to Section 5.18 hereof in accordance with applicable Law (to the extent not otherwise or previously includible in the income of such Members for income tax purposes). Allocations pursuant to this Section 5.2 are solely for income tax purposes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Net Income, Net Losses, other items, or (other than as set forth in Section 5.18 hereof) distributions pursuant to any provision of this Agreement.

5.3. Allocation of Nonrecourse Deductions.  Nonrecourse deductions, within the meaning of Section 1.704-2(b)(1) of the Regulations and as determined under Section 1.704-2(d) of the Regulations, shall be allocated to the Members in accordance with their respective Percentage Interests.

5.4. Allocation of Partner Nonrecourse Deductions.  Any “partner nonrecourse deductions,” within the meaning of Section 1.704-2(i) of the Regulations, shall be allocated to the Members as provided in Section 1.704-2(i) of the Regulations in accordance with the ratios in which they bear the economic risk of loss under Section 1.752-2 of the Regulations for the Member Nonrecourse Debt to which such partner nonrecourse deductions relate.

5.5. Minimum Gain Chargeback.  If there is a net decrease in the Company’s Minimum Gain during a taxable year of the Company, the minimum gain chargeback described in Sections 1.704-2(f) and (g) of the Regulations shall apply.

5.6. Member Minimum Gain Chargeback.  Except as otherwise required by Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Member Nonrecourse Debt Minimum Gain, any Member with a share of that Member Nonrecourse Debt Minimum Gain (determined under Section 1.704-2(i)(5) of the Regulations) as of the beginning of the year must be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal to that Member’s share of such net decrease in accordance with Section 1.704-2(i) of the Regulations.

5.7. Qualified Income Offset.  In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of the Member as quickly as possible, provided that an allocation pursuant to this Section 5.7 shall be made only if and to the extent that the Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this Section 5.7 were not in the Agreement

5.8. Excess Nonrecourse Liabilities.  Pursuant to, and to the extent relevant under, Section 1.752-3(a)(3) of the Regulations, Members’ interests in the Company profits for purposes of determining the Members’ proportionate shares of the excess nonrecourse liabilities (as defined in Section 1.752-3(a)(3) of the Regulations) of the Company shall be determined in accordance with their respective Percentage Interests.

5.9. Gross Income Allocation.  In the event any Member has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704 2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible;

provided that an allocation pursuant to this Section 5.9 shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article V have been made as if Section 5.7 and this Section 5.9 were not in the Agreement.

5.10. Section 754 Elections.  To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member's Interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their Interests in the Company in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

5.11. Regulatory Allocations.  The allocations set forth in Sections 5.3 through 5.10 (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss, or deduction pursuant to this Section 5.11. Therefore, notwithstanding any other provision of this Article V (other than the Regulatory Allocations), the Managing Member shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 5.1. In exercising its discretion under this Section 5.11, the Managing Member shall take into account future Regulatory Allocations that, although not yet made, are likely to offset other Regulatory Allocations previously made.

5.12. Loss Limitation.  Losses allocated pursuant to Section 5.1 shall not exceed the maximum amount of Net Losses that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to Section 5.1, the limitation set forth in Section 5.12 shall be applied on a Member by Member basis and Losses not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Member's Capital Accounts so as to allocate the maximum permissible Losses to each Member under Regulations Section 1.704-1(b)(2)(ii)(d).

5.13. Allocations and Distributions to Transferred Units and Class B Units.

(a) If any Vested Units in the Company are Transferred, increased or decreased during a Fiscal Year, all items of income, gain, loss, deduction and credit recognized by the Company for such Fiscal Year shall be allocated among the Members to take into account their varying interests during the Fiscal Year in any manner approved by the Managing Member, as then permitted by the Code.

(b) Distributions under Sections 5.14, 5.18 and 10.2 shall be made only to Members and assignees that, according to the books and records of the Company, are Members or assignees on the actual date of distribution. Neither the Company nor the Managing Member shall incur any liability for making distributions in accordance with this Section 5.13(b).

(c) In the event that any Class B Units are issued to employees of the Company or any of its Subsidiaries, any deduction generated in respect of the issuance or vesting of such Units shall be allocated among the Members holding Units immediately prior to such issuance or vesting, pro-rata in proportion to their respective Percentage Interests as of such time.

5.14. Distributions.

(a) Distributions shall be made to the Members, after distributions are made pursuant to Sections 5.14(b) and 5.18, as and when determined by the Managing Member in its sole discretion, in accordance with their respective then-outstanding Percentage Interests.

(b) Tax Distributions.

(i) Subject to Section 5.12 and the terms of any credit, financing and warehousing or similar agreement entered into in compliance with the terms of this Agreement, and subject to Section 5.18, no later than the tenth (10th) day following the end of each Quarterly Estimated Tax Period of each calendar year, the Company shall make a distribution in cash (each, a “Tax Distribution”), pro rata in accordance with the Percentage Interests in effect with respect to such Quarterly Estimated Tax Period, in an amount equal to the excess of (i) the product of (x) the cumulative positive taxable income of the Company measured from the Effective Date through such Quarterly Estimated Tax Period (for the avoidance of doubt, after taking into account any losses recognized in prior Quarterly Estimated Tax Periods and prior Fiscal Years, if any), based upon (I) the information returns filed by the Company, as amended or adjusted to date, and (II) estimated amounts, in the case of periods for which the Company has not yet filed information returns, multiplied by (y) the Assumed Tax Rate, over (ii) cumulative prior distributions made by the Company pursuant to this Section 5.14(b). The Managing Member shall use conventions similar to those adopted pursuant to Section 5.9(a) to determine the Percentage Interests of the Members with respect to a Quarterly Estimated Tax Period for purposes of applying this Section 5.14(b). For purposes of the computations required by clause (i)(x) above, the taxable income of the Company shall be determined by disregarding (A) any adjustment to the taxable income of any Member that arises under Section 743(b) of the Code and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Section 743(a) of the Code and (B) any taxable income or gain attributable to any Undistributed Eligible Accounts that is allocated pursuant to Section 5.2 hereof.

(ii) Tax Distributions pursuant to this Section 5.14(b), if any, shall be made in respect of a Quarterly Estimated Tax Period only to the extent that all previous distributions from the Company in respect of the applicable Fiscal Year and prior Fiscal Years (as determined by the Managing Member) to such Member pursuant to this Section 5.14(b) are less than the Tax Distributions that such Member would otherwise be entitled to receive for such Quarterly Estimated Tax Period and all prior Quarterly Estimated Tax Periods and Fiscal Years pursuant to Section 5.14(b)(i).

(iii) For the avoidance of doubt, all Tax Distributions shall be made to the Members pro rata in accordance with each Member’s Percentage Interest as determined on the date of such distribution.

(c) Tax Withholding.  To the extent the Company is required by applicable Law to withhold or to make tax payments on behalf of or with respect to any Member (“Tax Advances”), the Managing Member is hereby authorized to withhold such amounts and make such tax payments as so required. All amounts withheld pursuant to applicable Law with respect to any Member (and not paid to the Company by such Member pursuant to the immediately following sentence) shall be treated as distributed to such Member pursuant to Section 5.14(a), Section 5.14(b) or Section 5.18, as reasonably determined by the Managing Member, for all purposes of this Agreement and shall reduce amounts such Member would otherwise be entitled to receive under Section 5.14(a), Section 5.14(b), Section 5.18 or Section 10.2, as applicable. To the extent that at any time any such withheld amounts exceeds the distributions that such Member would have received but for such withholding, such Member shall, upon demand by the Company, as determined by the Managing Member, promptly pay to the Company the amount of such excess. Each Member hereby agrees, severally and not jointly, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to any income attributable to or distributions or other payments to such Member and in the case of a Class B Member, the issuance of Class B Units to such Member (or the vesting of such Units).

(d) Conventions and Special Rules.  For purposes of calculating allocations for GAAP book purposes and amounts to be distributed under Section 5.14, all Vested Units shall participate in allocations for GAAP book purposes and distributions of such income only for each interim fiscal period that during which such Vested Units were outstanding at the end of such interim fiscal period (it being understood that the forfeiture of any Vested Units to or buy back of any Vested Units by the Company shall mark the beginning of a new fiscal period and amounts payable with respect to Vested Units redeemed by the Company shall be determined as the amount payable if such Vested Units were redeemed by the Company as of the last day of the month immediately prior to the date of the redemption), and such obligation shall continue as to a Person who ceases to be a Member. No Class B Member shall be entitled to receive any distributions pursuant to this Section 5.14 with respect to any Unvested Class B Units.

5.15. Distributions In-Kind.  If any distribution of the Company’s assets is to be made in-kind, as determined by the Managing Member, such assets shall be valued on the basis of their Fair Market Value. No Member shall be entitled to the distribution of any specific Company Property, and the Managing Member may liquidate any Company Property, within its sole discretion, for the purpose of making a cash distribution in lieu of an in-kind distribution.

5.16. Restricted Distributions.  Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of such Member’s Interest in the Company if such distribution would violate Section 18-607 of the Act or other applicable Law.

5.17. No Recourse.  Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and shall have no recourse, upon dissolution or otherwise, against any Member or the Managing Member, except to the extent provided in this Agreement.

5.18. Special Distribution to Founder Members.  The Company shall make one or more special distributions to the Founder Members, pro rata in accordance with each Founder Member’s Founder Member Percentage, in an aggregate amount equal to the Undistributed Eligible Accounts as amounts attributable to such Undistributed Eligible Accounts are received by the Company.

ARTICLE VI
EXCULPATION; INDEMNIFICATION

6.1. Exculpation and Indemnification.

(a) Liability.  Except as otherwise provided by the non-waivable provisions of the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

(b) Exculpation.  To the fullest extent permitted by applicable Law, no Covered Person shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement; provided that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of (i) acts or omissions by such Covered Person not in good faith or that involve intentional misconduct or a knowing violation of Law, or (ii) any transaction from which such Covered Person derived an improper personal benefit. For the avoidance of doubt, this Section 6.1 shall not exculpate a Member from a breach of this Agreement or the Investment Agreement by such Member or any other agreement between such Member and the Company or any Affiliates of the Company.

(c) Advancement of Expenses.  To the fullest extent permitted by applicable Law, expenses (including reasonable attorneys’ fees, disbursements, fines and amounts paid in settlement) incurred by a Covered Person defending any claim, demand, action, suit or proceeding for which the indemnification provisions under this Section 6.1 are applicable shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized by this Article VI.

(d) Indemnification.  In addition to the advancement of expenses pursuant to Section 6.1(c), to the fullest extent permitted by applicable Law, the Company agrees to indemnify, pay and hold each Covered Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including any interest and penalties, out-of-pocket expenses and the reasonable fees and disbursements of counsel for such Covered Person in connection with any investigative, administrative or judicial proceedings, whether or not such Covered Person shall be designated a party thereto), whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims (collectively, “Indemnifiable Losses”), which may be imposed on, incurred by, or asserted against any such Covered Person, in any manner relating to or arising out of any act or omission performed or omitted by such Covered Person on behalf of the Company in its capacity as a Member or in such other capacity, as approved by the Managing Member; provided that no Covered Person shall be entitled to be indemnified in respect of any Indemnifiable Losses incurred by such Covered Person by reason of (i) acts or omissions by such Covered Person not in good faith or that involve intentional misconduct or a knowing violation of Law, or (ii) any transaction from which such Covered Person derived an improper personal benefit; provided, further, that any indemnity payment under this Section 6.1(d) shall be provided out of and to the extent of Company assets only (including available insurance), and no Member shall have any personal liability on account thereof. For the avoidance of doubt, this Section 6.1(d) shall not provide indemnification to a Member resulting from a breach of this Agreement or the Investment Agreement by such Member or any other agreement between such Member and the Company or any Affiliates of the Company or with respect to any action or proceeding brought by such Covered Person against the Company, its Members, Affiliates or officers without the consent of the Managing Member (other than a proceeding to enforce the rights of such Covered Person under Section 6.1).

(e) Good Faith Reliance.  A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Members might properly be paid.

(f) Severability.  To the fullest extent permitted by applicable Law, if any portion of this Section 6.1 shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Covered Person and may indemnify each employee or agent of the Company as to costs, charges and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, in each case to the fullest extent permitted by applicable Law.

(g) Survival.  The provisions of this Section 6.1 shall survive any termination of this Agreement and shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of such Covered Person.

(h) Indemnification Not Exclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 6.1 shall not be deemed exclusive of any other rights to which a Covered Person may be entitled at Law or in equity, including common law rights to indemnification or contribution (if any). Nothing in this Section 6.1 shall affect the rights or obligations of any Covered Person (or the limitations on those rights or obligations) under any other agreement or instrument to which such Covered Person is a party. Notwithstanding anything in this Article VI to the contrary (including this Section 6.1(h)), to the extent a Covered Person is indemnified by the Managing Member in his capacity as a director, officer, employee, representative or agent of the Managing Member or any of its Affiliates pursuant to the Managing Member’s certificate of incorporation, bylaws or any other agreement to which the Managing Member is a party, the indemnification and exculpation provisions of the Managing Member’s certificate of incorporation, bylaws or other agreement shall apply to such Covered Person in such capacity and the Covered Person shall not be entitled to exculpation or indemnification under this Article VI in such capacity.

(i) Payment of Certain Indemnification Obligations of Managing Member.  Notwithstanding anything in this Article VI to the contrary, to the extent the Managing Member is required to indemnify its directors, officers, employees, advisors, representatives or agents pursuant to its certificate of incorporation, bylaws or any other agreement to which the Managing Member is a party, all such costs, fees, expenses or other amounts shall be paid by the Company or, if advanced by Managing Member prior to the Company’s payment thereof, reimbursed to Managing Member.

6.2. Duties.  Notwithstanding any other provision of this Agreement or any duty otherwise existing at law, in equity or otherwise, the parties hereby agree that the Members, shall, to the maximum extent permitted by law, including Section 18-1101(c) of the Act, owe no duties (including fiduciary duties) in its capacity as a Member to the Company, the other Members or any other Person who is a party to or otherwise bound by this Agreement; provided that nothing contained in this Section 6.2 shall eliminate the implied contractual covenant of good faith and fair dealing. To the extent that, at law or in equity, any Member has duties (including fiduciary duties) in its capacity as Member and liabilities relating thereto to the Company, to another Member or to another Person who is a party to or otherwise bound by this Agreement, the Members acting under this Agreement will not be liable to the Company, to any such other Member or to any such other Person who is a party to or otherwise bound by this Agreement, for their good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities relating thereto of any Member otherwise existing at law, in equity or otherwise, are agreed by the parties hereto to replace to that extent such other duties and liabilities of the Members relating thereto. For the avoidance of doubt, this Section 6.2 does not waive any fiduciary duties a Member may have to the Company, the Managing Member or any of their Affiliates in his capacity as a director, officer, employee, agent or representative.

6.3. D&O Insurance.  The Company shall at all times maintain or cause to be maintained a customary “directors’ and officers’ insurance” policy in respect of the Covered Persons who are directors, officers or managers of the Company or the Managing Member in a face amount determined by the Managing Member.

ARTICLE VII
MANAGEMENT AND OFFICERS

7.1. Management of the Company.

(a) Subject to the provisions of this Agreement (including Section 7.1(c)), the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member, which may from time to time delegate authority to officers or to others to act on behalf of the Company. Subject to the provisions of this Agreement, in all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company. The Managing Member shall conduct all of its business activities through the Company and the Subsidiaries.

(b) The Managing Member is an agent of the Company for the purpose of its business, and any act of the Managing Member, or any officer or employee to whom the Managing Member has delegated such authority, taken in its or his capacity as such, including the execution in the name and on behalf of the Company of any contract, agreement or instrument or the making in the name and on behalf of the Company of any expenditures or the incurrence in the name and on behalf of the Company of any indebtedness shall bind the Company unless such act is in contravention of the Certificate of Formation or this Agreement or unless the Managing Member or such other Person otherwise lacks the authority to act for the Company in respect of such matter and the Person with whom the Managing Member or such other Person is dealing has knowledge of the fact that it or he does not have such authority.

(c) Notwithstanding any provision contained in this Agreement, so long as the Founder Member Ownership Threshold is met, the Company shall not take, and the Managing Member shall not cause or permit the Company to take, any of the following actions without the consent of the Founder Member Representative:

(i) entering into any transaction with the Managing Member which is not on arm’s-length terms, unless such transaction is otherwise expressly contemplated by this Agreement, the Investment Agreement, the Exchange Agreement, the Registration Rights Agreement or the Tax Receivable Agreement;

(ii) converting the legal form of the Company into a corporation or take any other action that would cause the Company to be treated as a corporation for tax purposes;

(iii) dissolving, liquidating or otherwise winding up the Company pursuant to Article X (other than in connection with a Change of Control Event); or

(iv) entering into any agreement or otherwise committing to take any of the actions set forth in clauses (i) through (iii) above.

(d) Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not, and the Managing Member shall not cause or permit the Company or its Subsidiaries to enter into any transaction with Christian Zugel, any Family Member of Christian Zugel or any of their Affiliates which is not on arm’s-length terms, or enter into any agreement or otherwise commit to do so, without the prior consent of the individuals described in clause (ii) of the definition of “Required Independent Directors”; provided, that compliance with the terms of this Agreement and compliance with any employment, consulting or retention agreement with Christian Zugel existing as of the Effective Date shall not require consent.

7.2. Officers.

(a) Designation and Appointment.  The Managing Member may, from time to time, employ and retain Persons as the Managing Member deems necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as officers of the Company, with such titles as and to the extent authorized by the Managing Member. Any number of offices may be held by the same Person. In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable. Officers need not be residents of the State of Delaware or Members. Any officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them. Unless otherwise determined by the Managing Member, officers shall have such authority and perform such duties customarily held by a person holding the comparable office in a Delaware corporation. Each officer shall hold office until his successor shall be duly designated and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the officers of the Company shall be fixed from time to time by the Managing Member. Designation of an officer shall not of itself create any right of employment.

(b) Resignation and Removal.  Any officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. All employees, agents and officers shall be subject to the supervision and direction of the Managing Member and may be removed, with or without cause, from such office by the Managing Member and the authority, duties or responsibilities of any employee, agent or officer may be suspended by or altered the Managing Member from time to time, in each case in the discretion of the Managing Member.

(c) Duties of Officers.  The officers, in the performance of their duties as such, shall owe to the Company and the Members fiduciary duties of the type owed by officers of a Delaware corporation pursuant to the laws of the State of Delaware.

7.3. Certain Costs and Expenses.  The Company shall (a) pay or cause to be paid (i) all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company, (ii) all costs, fees or expenses incurred by the Managing Member in connection with the transactions contemplated by the Investment Agreement and the related purchase of Class A Units by the Managing Member in connection therewith, (iii) all costs, fees or expenses incurred by the Managing Member in connection with the Registration Rights Agreement, (iv) all costs, fees, expenses or transfer taxes incurred by the Managing Member in connection with the Exchange Agreement and (v) all costs, fees or expenses incurred by the Managing Member in connection with the Tax Receivable Agreement other than the payment obligations of the Managing Member under Articles 3, 4 and 5 and Section 7.9 of the Tax Receivable Agreement, and (b) bear or reimburse the Managing Member for any costs, fees or expenses incurred by it in connection with serving as the Managing Member. The Managing Member shall cause the Company to pay or bear all expenses of the Managing Member, including costs of securities offerings not borne directly by Members, board of directors compensation and meeting costs, cost of periodic reports to its stockholders, proxy statements, costs and expenses related to satisfying the Managing Member’s obligations under federal securities laws, litigation costs and damages arising from litigation, accounting and legal costs and the Delaware franchise tax, costs of proxy solicitors and costs of transfer agents, provided that the Company shall not pay or bear any obligations of the Managing Member for any gross or net income tax or non-Delaware franchise tax or other tax in the nature of, or imposed in lieu of, an income tax.

7.4. Affiliate Loans.  Notwithstanding anything herein to the contrary, following the Effective Date, neither any Member nor any Affiliate or related Person of any Member (i) shall be a lender to the Company or any subsidiary of the Company or (ii) shall enter into any undertaking causing such Person to have any liability (as guarantor, indemnitor, surety, pledgor or otherwise) in respect of debt or any other obligation of the Company or any subsidiary of the Company constituting indebtedness for federal income tax purposes without the prior written consent of the Managing Member and, so long as the Founder Member Ownership Threshold is met, the Founder Member Representative.

ARTICLE VIII
MEMBERS

8.1. Limitations.  Subject to the terms of this Agreement, no Member who is not also the Managing Member, in its capacity as such, shall participate in or have any control over the business of the Company. Except as required by law or by separate agreement with the Company, no Member who is not also the Managing Member (and acting in such capacity) shall have any right, authority or power to act for or on behalf of or bind the Company in its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

8.2. No Voting Rights.  Except as expressly provided in this Agreement, no Member who is not also the Managing Member shall have any right to vote on any matter involving the Company. In no manner limiting the foregoing, the Members acknowledge that no Member shall be permitted to vote on the removal or replacement of the Managing Member.

8.3. Liability.  Subject to the provisions of the Act, and except as set forth herein, no Member shall be personally liable for any obligations or liabilities of the Company or any other Member solely by reason of being a Member. Prior to the dissolution and winding up of the Company, no Member may resign or withdraw from the Company without the consent of the Managing Member except pursuant to a Transfer in accordance with Article IX or a redemption by the Company of all of such Member’s Units.

8.4. Return of Distributions.  In accordance with the Act and the laws of the State of Delaware, a Member may, under certain circumstances, be required to return amounts previously distributed to such Member. It is the intent of the Members that no distribution to any Member pursuant to Article V shall be deemed a return of money or other property paid or distributed in violation of the Act. The payment of any such money or distribution of any such property to a Member shall be deemed to be a compromise within the meaning of Section 18-502(b) of the Act, and, to the fullest extent permitted by law, any Member receiving any such money or property shall not be required to return any such money or property to the Company or any other Person. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Member is obligated to make any such payment, such obligation shall be the obligation of such Member and not of any other Member.

8.5. Representations and Warranties.  Each Member (as to itself only) upon its execution of this Agreement and upon becoming a Member, represents and warrants to the Company and each other Member, individually (on a several and not joint basis), as follows:

(a) such Member has full power and authority to execute and deliver this Agreement, to become a Member of the Company as provided in this Agreement and to perform its obligations hereunder as a

Member, and the execution, delivery and performance by such Member of this Agreement has been duly authorized by all necessary action (including all necessary notices, consents, approvals and filings);

(b) this Agreement has been duly and validly executed and delivered by such Member and constitutes the binding obligation of such Member, enforceable against such Member in accordance with its terms;

(c) the execution, delivery and performance by such Member of this Agreement will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of Law to which such Member is subject, (ii) violate any order, judgment, or decree applicable to such Member, (iii) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws, certificate of limited partnership or partnership agreement, certificate of formation, limited liability company agreement or trust agreement, as applicable, or (iv) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Member is a party, which conflict, breach or default would have a material adverse change in, or effect upon, the financial condition or results of operation on the Member or the Company;

(d) such Member: (i) is acquiring its Interests solely for such Member’s own account for investment and not with a view to resale in connection with any distribution thereof; (ii) agrees not to, directly or indirectly, Transfer any of the Interests (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Interests) or any interest therein or any rights relating thereto or offer to Transfer, except in compliance with the Securities Act, all applicable state securities or “blue sky” laws and this Agreement; and (iii) acknowledges that any attempt, directly or indirectly, to Transfer, or offer to Transfer, any Interests or any interest therein or any rights relating thereto without complying with the provisions of this Agreement shall be void and of no effect;

(e) such Member acknowledges that: (i) the Interests have not been registered under the Securities Act or qualified under any state securities or “blue sky” laws; (ii) it is not anticipated that there will be any public market for the Interests; (iii) the Interests must be held indefinitely and such Member must continue to bear the economic risk of the investment in the Interests unless the Interests are subsequently registered under the Securities Act and such state laws or an exemption from registration is available; (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to sales of any securities of the Company and the Company has made no covenant to make Rule 144 available and Rule 144 is not anticipated to be available in the foreseeable future; (v) when and if the Interests may be disposed of without registration in reliance upon Rule 144, such disposition can be made, if at all, only in accordance with the terms and conditions of Rule 144 (which may include limitations in the amount of Interests that may be Transferred) and the provisions of this Agreement; (vi) if the exemption afforded by Rule 144 is not available, public sale of the Interests without registration will require the availability of an exemption under the Securities Act; (vii) restrictive legends shall be placed on any certificate representing the Interests; and (viii) a notation shall be made in the appropriate records of the Company indicating that the Interests are subject to restrictions on transfer and, if the Company should in the future engage the services of a transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Interests;

(f) such Member’s financial situation is such that such Member can afford to: (i) bear the economic risk of holding the Interests for an indefinite period; and (ii) suffer the complete loss of such Member’s investment in the Interests;

(g) such Member: (i) is familiar with the business and financial condition, properties, operations and prospects of the Company and has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the terms and conditions of the acquisition of the Interests and to obtain any additional information that such Member deems necessary to evaluate whether or not to make an investment in the Company; (ii) has the knowledge and experience in financial and business matters (or has relied upon the advice of an advisor who qualifies as a “Purchaser Representative” pursuant to Regulation D of the Securities Act who is not an Affiliate of the Company) to be able to evaluate the merits and risk of the investment in the Interests; and (iii) has carefully reviewed the terms and provisions of this Agreement and has evaluated the restrictions and obligations contained herein and therein; provided that this Section 8.5(g) shall not limit the Managing Member’s rights and remedies under the Investment Agreement, or the representations of the other Members thereunder;

(h) such Member: (i) has relied upon such Member’s own independent appraisal and investigation, and the advice of such Member’s own counsel, tax advisors and other advisors, regarding the risks of an investment in the Company; and (ii) will continue to bear sole responsibility for making its own independent evaluation and monitoring of the risks of its investment in the Company; provided that this Section 8.5(h) shall not limit the Managing Member’s rights and remedies under the Investment Agreement, or the representations of the other Members thereunder;

(i) such Member is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and, in connection with the execution of this Agreement, agrees to deliver such certificates to that effect as the Managing Member may request; and

(j) such Member’s principal place of business or principal residence is as set forth on such Member’s signature page hereto.

8.6. No State Law Partnership.

(a) The Members intend that the Company shall not be a partnership (including a limited partnership) or joint venture, and that no Member shall be a partner or joint venturer of any other Member, for any purpose other than federal and state tax purposes, and this Agreement shall not be construed to the contrary. The Members intend that the Company shall be treated as a partnership for federal and, if applicable, state and local income tax purposes, and each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

(b) Each of the Managing Member and the Company covenants and agrees that neither shall take or cause or permit to be taken any action that would cause interests in the Company to not meet the requirements of Regulations Section 1.7704-1(h). Notwithstanding anything to the contrary herein or in the Exchange Agreement, if the Managing Member, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that, despite adherence by the Managing Member and the Company to the foregoing, additional restrictions must be imposed on Exchanges (as such term is defined in the Exchange Agreement) in order for the Company not to be treated as a “publicly traded partnership” under Section 7704 of the Code, the Managing Member may impose such restrictions on Exchanges, as the Managing Member may reasonably determine to be necessary or advisable.

8.7. Additional Members.

(a) Except as otherwise provided herein (including Article IX), the Company, if approved by the Managing Member, may admit one or more additional Members (each an “Additional Member”) to be treated as a “Member” for all purposes under this Agreement.

(b) Each Person shall be admitted as an Additional Member at the time such Person (i) executes a joinder agreement to this Agreement in a form provided by the Managing Member, (ii) except with respect to any Transfer pursuant to Section 9.1, complies with any requirements imposed by the Managing Member with respect to such admission and (iii) complies with any other provision of this Agreement applicable to the admittance of a Person as a Member.

(c) Each Additional Member shall have the rights and obligations hereunder as apply generally to holders of the type or types of Units or other Interests issued to such Member.

(d) The Managing Member is authorized (without the consent of any Member) to amend the Schedule of Members and any other relevant provision of this Agreement to reflect any such admission and the Transfer of any such rights.

8.8. Class B Member Restrictive Covenants.

(a) Acknowledgements.  As a condition to admission as a Member of the Company, each Person becoming a Class B Member acknowledges that: (1) he has knowledge of confidential information, proprietary information and trade secrets relating to the Company, its Subsidiaries, the Business and the Clients; (2) the products and services comprising the Business are, or may be, marketed throughout the United States and internationally; (3) the Business competes with other businesses that are or could be located in any part of the United States or internationally; (4) Managing Member has required the covenants set forth in this Section 8.8 as a condition to Managing Member entering into the Investment Agreement and this Agreement and the issuance of Units to the Member pursuant to this Agreement; (5) the covenants set forth in this Section 8.8 are reasonable and necessary to protect and preserve the Business and to protect the goodwill of the Company and its Subsidiaries that are being acquired by Managing Member; and (6) the Company and the Managing Member will be irreparably harmed and damaged if the covenants in this Section 8.8 are breached.

(b) Restrictive Covenants.  During the Restricted Period, each Class B Member shall not, and shall cause its Principals and Affiliates to not, directly or indirectly, without in each instance the prior written consent of the Managing Member:

(i) invest in, own, manage, operate, finance, control, be employed by, or participate in the ownership, management, operations, financing or control of, lend its name or a similar name to, lend its credit to, render services or advice to, or otherwise assist, any Person (other than to the Company or a Subsidiary of the Company) that engages in, owns, invests in, operates, manages or controls, any venture, business, or enterprise engaged in providing Competitive Investment Services in North America, Europe or Asia; provided, however, that a Class B Member may (A) own no more than 3% of any class of securities of any Person traded on any national securities exchange and no more than 5% of any class of securities of any Person whose securities are not traded on any national securities exchange (so long as such securities do not constitute more than 5% of the overall equity or voting power of such Person) and (B) may provide investment advice for managing the assets of himself or members of his Immediate Family; provided, further, that in the event a Class B Member’s employment is terminated by the Company or any of its Subsidiaries thereof other than a termination For Cause (as such term is defined in the Amended and Restated Operating Agreement of ZAIS Group, LLC, as such is in effect from time to time), the provisions of this Section 8.8(b)(i) shall automatically terminate with respect to, and no longer be applicable to, such Class B Member;

(ii) solicit, hire or employ, or otherwise engage (or assist any other Person in soliciting, hiring, employing or otherwise engaging) as an employee, independent contractor or otherwise, any employee of the Company or any of its Subsidiaries who was employed or engaged by the Company or any of its Subsidiaries, or in any way interferes with any such person’s contractual arrangements or relationship with any of the Company or its Subsidiaries;

(iii) solicit (or assist any other Person in soliciting) the business of any current, former or prospective Client of any of the Company or any of its Subsidiaries (excluding any Person that has not been a Client or prospective Client of the Company or any of its Subsidiaries within one year prior to such solicitation); provided, however, that a Class B Member shall not be deemed to be in violation of this Section 8.8(b)(iii) solely by virtue of such Class B Member’s employment by or association with a Person that such Class B Member does not control (even if such Person solicits any such current former, or prospective Client of the Company or any of its Subsidiaries), so long as the Class B Member is not engaged in, does not participate in or encourage and is not directly or indirectly in any way responsible for such solicitation or persuasion efforts;

(iv) otherwise induce or attempt to induce (or assist any other Person in inducing) any current, former or prospective Client to cease doing business with a the Company or any of its Subsidiaries, or in any way interfere with the relationship between any current, former or prospective Client and the Company or any of its Subsidiaries;

(v) issue, disseminate or otherwise make public any written or oral statements likely to disparage or harm the business or reputation of the Company or any of its Subsidiaries or the reputation of any executive or employee of the Company or its Subsidiaries; or

(vi) breach its covenants under Section 13.1.

(c) Severability of Covenants.  If any of the covenants set forth in this Section 8.8 is held by a court of competent jurisdiction to be unreasonable, unenforceable, arbitrary or against public policy, such covenants will be interpreted or deemed to be reformed to provide for the maximum activity, duration, geographical area or other limitations permitted by applicable Law. The covenants set forth in this Section 8.8 and each provision hereof are severable and distinct covenants and provisions. The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other.

(d) Remedies.  Each Class B Member acknowledges that in the event of a breach of Section 8.8 by such party, money damages would be inadequate and Investor would have no adequate remedy at law. Accordingly, each such Class B Member agrees that the Company shall have the right, in addition to any other rights and remedies existing in its favor with respect to any such breach, to enforce its rights and such Member’s obligations under this Agreement not only by a claim for damages but also by an action or actions for specific performance, injunction or other equitable relief, without posting any bond or security. Without limiting the foregoing, in the case of a breach or threatened breach of this Section 8.8, in addition to a claim for damages, the Company shall have the right to obtain injunctive or other equitable relief to restrain any breach or threatened breach, or otherwise to enforce specifically the provisions, of this Section 8.8.

(e) Survival.  The covenants set forth in this Section 8.8 shall survive the termination of this Agreement and shall continue to be binding on a Class B Member in its, his or her personal capacity after such Class B Member ceases to hold any Interests. The provisions of this Section 8.8 shall be subject to, and not in any way affect the enforceability of, any separate agreement entered into by any Class B Member or officer or employee of the Company or its Subsidiaries restricting or prohibiting certain business activities of such Person. With respect to each Class B Member that is not an individual, such Member shall cause each Principal of such Member to execute and deliver an agreement in favor of the Company pursuant to which such Principal agrees to the restrictions set forth in this Section 8.8.

ARTICLE IX
TRANSFER OF INTERESTS

9.1. Restrictions on Transfers of Interests.

(a) Except pursuant to Section 9.6, so long as the Founder Member Ownership Threshold is met, the Managing Member shall not Transfer, directly or indirectly, all or any portion of its Interests (economic or otherwise) to any other Person without the prior written consent of the Founder Member Representative, excluding Transfers to a controlled Affiliate of the Managing Member; provided that any change of ownership or beneficial ownership of Managing Member, a Change of Control or a pledge or providing a security interest in the Interests in connection with incurrence of indebtedness by the Company or the Managing Member shall not be considered a Transfer.

(b) Except pursuant to Sections 9.5 or 9.6 or the terms of the Exchange Agreement, no Member (other than the Managing Member) shall Transfer, directly or indirectly, all or any portion of its Interests or any rights therein (economic or otherwise) to any other Person without the prior written consent of the Managing Member and, in the case of a Transfer by a Founder Member, the Required Independent Directors. Notwithstanding the foregoing, the prior written consent of the Managing Member (and, if so required, the Required Independent Directors) shall not be required in connection a Transfer by a Member to any Affiliate or to any Family Member (including for estate planning purposes) or a Transfer pursuant to Section 9.5 or Section 9.6.

9.2. Effect of Assignment.  The Company shall, from the effective date of any permitted Transfer of an Interest (or part thereof), thereafter pay all further distributions on account of the Interest (or part thereof) so Transferred to the assignee of such Interest (or part thereof).

9.3. Overriding Transfer Provisions.

(a) Any Transfer in violation of this Article IX shall be null and void ab initio, and the provisions of Section 9.2 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of Article IX shall not become a Member, and any Person to whom a Transfer is made or attempted in violation of Section 9.1(b) shall not be entitled to vote on any matters coming before the Members and shall not have any other rights in or with respect to any rights of a Member of the Company. In addition, at the Managing Member’s option, the Company may redeem any Unit that was invalidly Transferred by a Member (excluding the Managing Member) at a price of $0.01 per Unit. Upon the Company providing notice of such redemption to the Member, the Member shall deliver within 30 days of such notice the Units being redeemed to the Company free and clear of any lien or encumbrance by delivering any certificates representing such Units and any transfer documents requested by the Company, and the Company shall pay the redemption price; provided that regardless of whether such Member delivers such Units, once the Company has delivered payment of such price for such Units to such Member in accordance with any of the delivery methods set forth in Section 13.3, the Units shall be deemed automatically redeemed and cancelled and such Member shall have no rights with respect thereto. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The Managing Member shall promptly amend the Schedule of Members to reflect any permitted Transfer of Interests pursuant to this Article IX.

(b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 9.1), in no event shall any Member Transfer any Interests to the extent such Transfer would:

(i) result in the violation of the Securities Act, or any other applicable federal, state or foreign laws;

(ii) be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any note, mortgage, loan agreement or similar instrument or document to which the Company or the Managing Member is a party;

(iii) result in or create a “prohibited transaction” or cause the Company or a Member to be or become a “party in interest”, as such terms are defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any successor law (“ERISA”), or a “disqualified person”, as defined in Section 4975 of the Code, with respect to any “plan,” as defined in Section 3(14) of ERISA or Section 4975 of the Code; or result in or cause the Company or any Member to be liable for tax under Chapter 42 of the Code;

(iv) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority under applicable Law (excluding trusts for the benefit of minors);

(v) cause the Company or any Member (other than the transferee) to be subject to any excise tax pursuant to Chapter 42A of Subtitle D of the Code;

(vi) cause the Company to be taxed as a corporation pursuant to Section 7704 of the Code; or

(vii) result in the Company having more than one hundred (100) partners, within the meaning of Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Regulations Section 1.7704-1(h)(3)).

Subject to Section 2.1(f) of the Exchange Agreement, the Managing Member may, in its sole discretion, waive any of the conditions set forth in clauses (i) through (vii) above or otherwise require that the

Member Transferring its Interests deliver evidence in form and substance satisfactory to the Managing Member (which may include an opinion of counsel), that Transfer does not violate any of the provisions in clauses (i) through (vii) above.

(c) In connection with any Transfer hereunder, the Member Transferring its Interests shall provide any information reasonably requested by the Managing Member in connection with, or related to, an election made (or to be made) by the Company pursuant to Section 754 of the Code.

9.4. Substitute Members.  If a Member Transfers any Interests in compliance with the other provisions of this Agreement, the transferee shall have the right to become a substitute Member, but only upon satisfaction of the following: (a) execution of such instruments as the Managing Member deems reasonably necessary or desirable to effect such substitution; and (b) acceptance and agreement in writing by the transferee of the Member’s Interest to be bound by all of the terms and provisions of this Agreement and assumption of all obligations under this Agreement (including any breaches hereof) applicable to the transferor; provided that such transferee shall not be deemed to assume the obligations of the transferor relating to the period prior to such assignment if such obligations are agreed in writing between the transferor and the transferee to remain the obligations of the transferor and the Managing Member consents in writing to such allocation of obligations.

9.5. Co-Sale Right.

(a) If at any time the Managing Member determines to Transfer some or all of its Interest in a Change of Control Event (other than in a Transfer to an Affiliate of the Managing Member and excluding, for the avoidance of doubt, any Transfer of Capital Stock of the Managing Member) and does not exercise its rights under Section 9.6, the Managing Member shall provide the Founder Members with at least thirty (30) days’ prior written notice of such Transfer, together with a reasonable description of the terms of the offer to Transfer such Interest, including the price thereof (the “Managing Member Transfer Notice”).

(b) Each Founder Member shall have the right, by delivering to the Managing Member a written notice within ten (10) days after receipt of the Managing Member Transfer Notice (each, a “Co-Sale Exercise Notice”), to Transfer on the same terms and conditions as the Transfer by the Managing Member, a percentage of such Founder Member’s Interest equal to proportion of the Managing Member’s Units (relative to the number of Units held by the Managing Member) being transferred by the Managing Member. Notwithstanding the foregoing, the obligations of the Founder Members under this Section 9.5 are subject to the following conditions: (i) the consideration payable upon consummation of such Transfer to the Founder Members participating in such Transfer in respect of their Units shall be allocated with respect to each Unit being Transferred in accordance with Section 10.2 (provided that for purposes of Section 5.14(a), the reference to then-outstanding Percentage Interests shall be deemed to refer to the Percentage Interests sold by the Members); (ii) the expenses incurred by the Managing Member or any additional escrow for post-closing expenses established by the Managing Member shall be borne by the Members participating in such Transfer in accordance with the Percentage Interest being sold by such Founder Member relative to the Percentage Interests being sold by all of the Members, and (iii) no Founder Member participating in such Transfer shall be obligated to execute and deliver any document that would require such Founder Member to (1) make any representations or warranties about the Company (other than, for the avoidance of doubt, representations or warranties with respect to such Founder Member’s title to and ownership of such Founder Member’s Interest (the “Permitted Representations”)), or (2) assume any indemnification obligation or liability of any kind, other than (i) an obligation to indemnify for any breach of such Founder Member’s representations, warranties and covenants and (ii) an obligation to indemnify on a several (and not joint) basis for the breach of any other representations, warranties and covenants relating to the Company (whether made by the Company or the Managing Member on behalf of the Company), which liability shall not in any event exceed the value of the consideration received by such Founder Member in such sale (other than liability resulting from such Founder Member’s fraud or intentional misconduct).

(c) In the event that a Founder Member does not deliver to the Managing Member a Co-Sale Exercise Notice within ten (10) days after delivery of the Managing Member Transfer Notice, such Founder Member shall be deemed to have waived its rights under this Section 9.5 with respect to such Transfer by the Managing Member, and the Managing Member may thereafter consummate the transaction without such Founder Member’s participation therein within ninety (90) days after expiration of the foregoing ten day period. In the event Managing Member does not consummate such transaction during such ninety (90) day period, it shall be required to give the Founder Members a new Managing Member Transfer Notice, and the provisions of this Section 9.5 shall again apply.

9.6. Approved Sale.  Upon the approval of a Change of Control Event by (x) the Managing Member and (y) so long as the Founder Member Ownership Threshold is met, the Founder Member Representative (an “Approved Sale”), the Company shall provide each Member at such time other than the Managing Member (each, an “Other Member”) with prompt written notice of the material terms of the Approved Sale. Each Other Member agrees to consent to and raise no objections to the Approved Sale and take all other actions reasonably necessary or desirable to effect the Approved Sale, including, without limitation:

(a) if the Approved Sale is structured as a sale of Units or shares of Capital Stock of the Managing Member, each Other Member shall agree to sell all Units and Capital Stock of the Managing Member held by such Other Member on the terms and conditions approved by the Managing Member and, so long as the Founder Member Ownership Threshold is met, the Founder Member Representative, and shall execute all agreements, instruments, certificates and other documents reasonably required in connection with such Approved Sale; and

(b) to the extent that the Other Member has any appraisal or dissenters’ rights under applicable laws with respect to the Units held by such Other Member or any shares of Capital Stock of the Managing Member held by such Other Member in connection with such Approved Sale, each Other Member shall waive, and shall not exercise or perfect, such appraisal or dissenters’ rights with respect to such Approved Sale.

Notwithstanding the foregoing, the obligations of the Other Members under this Section 9.6 are subject to the following conditions: (i) the consideration payable upon consummation of such Approved Sale to all of the Members in respect of their Units shall be allocated among the Members in accordance with Section 10.2; (ii) the expenses incurred by the Managing Member or the Company or any additional escrow for post-closing expenses established by the Managing Member shall be borne by the Members in accordance with each Member’s Percentage Interest, and (iii) no Other Member participating in an Approved Sale shall be obligated to execute and deliver any document which would require such Other Member to (1) make any representations or warranties about the Company (other than, for the avoidance of doubt, Permitted Representations with respect to such Other Member’s Units or shares of Capital Stock of the Managing Member, as applicable), or (2) assume any indemnification obligation or liability of any kind, other than (i) an obligation to indemnify for any breach of such Other Member’s representations, warranties and covenants and (ii) an obligation to indemnify on a several (and not joint) basis for the breach of any other representations, warranties and covenants relating to the Company (whether made by the Company or the Managing Member on behalf of the Company), which liability shall not in any event exceed the value of the consideration received by such Other Member in such sale (other than liability resulting from such Other Member’s fraud or intentional misconduct).

9.7. Class B Unit Forfeiture.

(a) Unvested Class B Units.  Except as the Company may otherwise agree in the Restricted Unit Agreement granting such Class B Units, upon (x) any termination of the employment of a Class B Member (or former Class B Member) by the Company or any of its Subsidiaries or any resignation thereof of a Class B Member (or former Class B Member) or (y) such Class B Member’s (or former Class B Member’s breach) of Section 8.8 or any other non-competition, non-solicitation (including of Clients or employees), non-hire, confidentiality or non-disparagement covenant of a Class B Member (or former Class B Member), the Unvested Class B Units held by such Class B Member or originally issued to such former Class B Member but held by one or more Transferees of such former Class B Member shall automatically be forfeited, terminated and cancelled.

(b) Vested Class B Units.  Upon the breach of Section 8.8 or any other non-competition, non-solicitation (including of Clients or employees), non-hire, confidentiality or non-disparagement covenant of a Class B Member (or former Class B Member), (i) such Class B Member (or the Transferees of such former Class B Member) shall cease to have any rights or benefits (including any tag-along rights or rights under Article XII) under this Agreement other than the right to receive distributions and allocations pursuant to Section Article V (subject to the following clause (ii)), and (ii) the Company may redeem all or any portion of such Class B Member’s (or former Class B Member’s) Class B Units at a price per Unit of $0.01 per Class B Unit. The Company may exercise such redemption right by providing written notice to such Class B Member stating the number of Class B Units it is electing to redeem and the aggregate redemption price for such Class B Units. Within 30 days of the Company’s delivery of the redemption notice, the holder of the Class B Units shall deliver the Class B Units being redeemed to the Company free and clear of any lien or encumbrance by delivering any certificates representing such Class B Units and any transfer documents requested by the Company, and the Company shall pay the redemption price; provided that regardless of whether the Class B Member delivers such Class B Units, if the Company delivers payment of such redemption price for such Class B Units to such Member in accordance with any of the delivery methods set forth in Section 13.3, the Units shall be deemed automatically redeemed and cancelled and such Member shall have no rights with respect thereto.

(c) Capital Account Matters.  Upon the forfeiture or repurchase of a Vested Unit, the Capital Account associated with such Unit shall be apportioned among the Members, pro-rata in proportion to their then-Percentage Interests.

ARTICLE X
DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

10.1. Events of Dissolution.  The Company shall be dissolved and its affairs wound up upon earliest to occur of: (a) subject to Section 7.1(c)(iii), the determination of the Managing Member; or (b) any other event which under applicable Law would cause the dissolution of the Company, unless the Company is continued in accordance with the Act and this Agreement. The bankruptcy, death, dissolution, expulsion, incapacity or resignation of any Member, or the occurrence of any other event that terminates the continued membership of any Member in the Company, shall not, in and of itself, cause a dissolution of the Company, and the Company thereafter shall continue in existence subject to the terms and conditions of this Agreement.

10.2. Procedure for Winding Up and Dissolution.  If the Company is dissolved, the Managing Member shall direct the winding up of the Company’s affairs. On winding up of the Company, the assets of the Company shall be distributed in the following order of priority: (a) first, to pay the costs and expenses of the winding up, liquidation and termination of the Company, including to creditors of the Company, including Members who are creditors, to the extent otherwise permitted by applicable Law, in satisfaction of the liabilities of the Company, and to establish reserves reasonably adequate to meet any and all other obligations of the Company imposed pursuant to this Agreement and contingent, conditional, unmatured or unforeseen liabilities or obligations of the Company (including to purchase customary tail coverage on customary terms for any officers or errors and omissions coverage maintained by the Company as of immediately prior to such dissolution and other obligations of the Company imposed pursuant to this Agreement); and (d) second, the balance to the Members in accordance with the provisions of Sections 5.14(a) and 5.18.

10.3. Hart Scott Rodino.  Notwithstanding anything to the contrary in this Agreement, in the event the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), is applicable to any Member by reason of the fact that any assets of the Company will be distributed to such Member in connection with the dissolution of the Company, the distribution of any assets of the Company shall not be consummated until such time as the applicable waiting periods (and extensions thereof) under the HSR Act have expired or otherwise been terminated with respect to each such Member.

10.4. Deficit Capital Accounts.  Notwithstanding anything to the contrary in this Agreement, and notwithstanding any custom or rule of law to the contrary, to the extent that there exists a deficit in the Capital Account of any Member, upon dissolution of the Company such deficit shall not be an asset of the

Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member’s Capital Account to zero.

10.5. Termination.  The Company shall terminate when all (i) assets of the Company have been sold or distributed and all affairs of the Company have been wound up, and (ii) the Certificate of Formation shall have been cancelled in the manner required by the Act.

10.6. Filing of Certificate of Cancellation.  Upon the completion of the winding up of the Company, an officer appointed by the Managing Member to act as attorney-in-fact shall promptly file a certificate of cancellation as provided in Section 18-203 of the Act with the Secretary of State. If there is no such officer, then a certificate of cancellation shall be filed by the Managing Member; if there is no Managing Member, the certificate of cancellation shall be filed by the last Person to be a Member; if there are no officers, Managing Member or a Person who last was a Member and is willing to sign, a certificate of cancellation shall be filed by the legal successor or personal representative of the Person who last was a Member.

ARTICLE XI
BOOKS, RECORDS, INFORMATION RIGHTS, ACCOUNTING AND TAX MATTERS

11.1. Books and Records.

(a) An officer of the Company, at the direction of the Managing Member, shall keep or cause to be kept separate, complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the Company’s business. The records shall include, but not be limited to, (i) true and correct information regarding the state of the business and financial condition of the Company and in compliance with past custom and practice, (ii) a copy of the Certificate of Formation and this Agreement and all applicable amendments to the Certificates of Formation and this Agreement, (iii) a current list of the names and last known business, residence or mailing addresses of all Members, (iv) copies of all Member consents and approvals of the Members and (v) the Company’s federal, state and local tax returns.

(b) In addition to any other method that the Managing Member may deem appropriate, the books and records shall be maintained in accordance with, and for such length of time as is required by, applicable state and federal tax laws and regulations (including the Regulations under Section 704(b) of the Code). The books and records shall be available at the Company’s principal office for examination by any Member, or any Member’s duly authorized representative, at all reasonable times during normal business hours.

(c) Each Member (other than the Managing Member) shall reimburse the Company for all reasonable costs and expenses incurred by the Company in connection with the Member’s inspection and copying of the Company’s books and records.

11.2. Budget.  The Company shall prepare a draft budget for the Company’s upcoming Fiscal Year (the “Budget”), including projected income statements, cash flows and balance sheets, on a quarterly basis for the ensuing Fiscal Year, together with underlying assumptions and a qualitative description of the Company’s business plan by the Managing Member in support of the Budget. The Budget will also include the aggregate amount of employee and member compensation. Each Founder Member shall be entitled to receive, upon written request to the Company, a copy of the Budget.

11.3. Financial Reports.

(a) Each Founder Member shall be entitled to receive, after written request to the Company specifying the information they wish to receive, within ninety (90) days after the end of each Fiscal Year (or such longer period of time approved by the Managing Member and Founder Member Representative, but not in excess of one hundred eighty (180) days after the end of the Fiscal Year), an audited balance sheet as of the end of such Fiscal Year and the related income statement, statement of members’ equity, and statement of cash flows for such fiscal year prepared in accordance with GAAP, consistently applied and a signed audit letter from the Company’s auditors who shall be selected by the Audit Committee from among the “Big 4” nationally recognized accounting firms, or another firm approved by the

Managing Member. In lieu of providing audited financial statements of the Company, the Company may provide audited consolidated financial statements of the Managing Member.

(b) Notwithstanding Section 18-305 of the Act and subject to Section 13.1, no Member (other than the Managing Member) shall have any rights to obtain information from the Company, including any right to access, review or copy the books or records of the Company, other than pursuant to Section 11.1, Section 11.2 and Section 11.3; provided that the Company shall provide the Members with information relating to the Company that is reasonably necessary to enable each Member to prepare its federal, state and local income tax returns.

(c) The rights of the Founder Members under this Section 11.3 and under Section 11.2 shall terminate at such time as the Founder Member Ownership Threshold is no longer met.

11.4. Annual Accounting Period; Accounting Method.  The annual accounting period of the Company shall be its Fiscal Year. The Company shall use the accrual method of accounting applied in a consistent manner using GAAP.

11.5. Tax Matters.

(a) If no such election otherwise already is in effect, the Company shall make, and thereafter keep in effect, a valid election under Section 754 of the Code beginning in the taxable year of the Company that includes any Exchange or Transfer of an Interest constituting a sale or exchange for federal income tax purposes hereafter occurring, and shall cause any direct or (to the extent held through one or more entities treated as a partnership or disregarded entity for federal income tax purposes) indirect Operating Subsidiary that is a partnership for federal income tax purposes, to make, and keep in effect, a valid election under Section 754 of the Code beginning with such taxable year. If the Company acquires an interest in an entity that is treated as a partnership for federal income tax purposes, either directly or indirectly through one or more entities treated as a partnership or disregarded entity for federal income tax purposes, the Company shall use its best efforts to cause such entity to file a valid election under Section 754 of the Code effective for such entity’s taxable year in which such acquisition occurs, unless such entity already has an election under Section 754 of the Code in effect, and shall not cause such entity to revoke such election.

(b) Subject to paragraph (a) and Section 11.5(d), the Managing Member shall have the authority to make any and all tax elections and other decisions relating to tax matters for federal, state and local purposes, provided that the Managing Member shall make no such tax elections or such other decisions having a potentially material and adverse bearing on any of the Founder Members without the prior written consent of the Founder Member Representative.

(c) The Managing Member shall act as the “tax matters partner” of the Company under the Code (the “Tax Matters Person”) and in any similar capacity under state or local law. The Tax Matters Person shall have the power and authority to perform in such capacity those duties as may be required to be performed by a “tax matters partner” under the Code. The Tax Matters Person shall take such reasonable steps as are necessary to make the Founder Members “notice partners” within the meaning of Section 6231(a)(8) of the Code. Except as otherwise provided in or as would otherwise be inconsistent with other provisions of this Section 11.5, each Member agrees to execute, certify, deliver, file and record at appropriate public offices or deliver to the Tax Matters Person such documents as may be requested by the Tax Matters Person to facilitate the handling of any tax matter as the Tax Matters Person deems necessary. The Tax Matters Person shall be indemnified by the Company with respect to any action taken by him in his capacity as Tax Matters Person by applying, mutatis mutandis, the provisions of Section 6.1.

(d) The Company shall prepare or cause to be prepared all federal, state and local income and other tax returns that the Company is required to file. The Company shall use commercially reasonable efforts to send or deliver to each Person who was a Member at any time during a taxable year of the Company such tax information (including Schedule K-1’s) within ninety (90) days after the end of such taxable year as shall be reasonably necessary for the preparation by such Person of such Person’s federal income tax return and state income and other tax returns. Notwithstanding the foregoing, the Founder Member

Representative shall, on behalf of the Company and at the Company’s expense, prepare or cause to be prepared all federal, state and local income and other tax returns that the Company is required to file for the Fiscal Year of the Company that includes the Effective Date and all prior periods. The Company shall provide the Founder Member Representative its full cooperation in connection therewith. For all other Fiscal Years of the Company, the Tax Matters Person shall, in consultation with the Founder Member Representative and giving effect to all reasonable comments of the Founder Member Representative, prepare or cause to be prepared all federal, state and local income and other tax returns that the Company is required to file.

(e) If the Company becomes the subject of any audit, assessment or other examination relating to taxes by any tax authority or any judicial or administrative proceedings relating to taxes (a “Tax Audit”), the Managing Member shall promptly notify the Members of the existence of, and the issues involved in, such Tax Audit, and, if requested by the Managing Member, the Members shall cooperate in good faith to resolve any issues that arise during the course of such Tax Audit. The Members shall keep each other reasonably informed of all material matters arising in connection with such Tax Audit and each Member may participate in such Tax Audit at its own expense. In the case of any Tax Audit with respect to a Fiscal Year of the Company that includes the Effective Date, if the Founder Member Representative shall so request, to the fullest extent legally permissible, the Managing Member shall relinquish to the Founder Member Representative control of the nature and content of all actions to be taken by the Company in response to, and the defense of, such Tax Audit and shall reasonably cooperate with the Founder Member Representative in connection with the defense of such Tax Audit; in such event the Company shall reimburse the Founder Member Representative for all expenses incurred by the Founder Member Representative in connection with the response to, and the defense of, such Tax Audit. In the case of any Tax Audit with respect to a Fiscal Year of the Company prior to the Fiscal Year of the Company that includes the Effective Date, the Founder Member Representative shall control the nature and content of all actions to be taken by the Company in response to, and the defense of, such Tax Audit in such Founder Member Representative’s capacity as Tax Matters Person for such Fiscal Year and the Company shall reimburse the Founder Member Representative for all expenses incurred by the Founder Member Representative in connection with the response to, and the defense of, such Tax Audit. In the case of a Fiscal Year of the Company subsequent to the Fiscal Year that includes the Effective Date, the Managing Member shall control the nature and content of all actions to be taken by the Company in response to, and the defense of, such Tax Audit for such Fiscal Year, in consultation with the Founder Member Representative. In no event shall the Founder Member Representative settle any Tax Audit with respect to the Fiscal Year of the Company that includes the Effective Date without the consent of the Managing Member, which consent shall not be unreasonably conditioned, withheld or delayed. In no event shall the Managing Member settle any Tax Audit with respect to a Fiscal Year of the Company subsequent to the Fiscal Year that includes the Effective Date without the prior written consent of the Founder Member Representative, which consent shall not be unreasonably conditioned, withheld or delayed. The Founder Member Representative shall have the right to settle any Tax Audit with respect to any Fiscal Year of the Company ended prior to the Fiscal Year of the Company that includes the Effective Date, provided, that if the settlement of such Tax Audit would materially adversely impact the Managing Member for any Fiscal Year including, or ending after, the Effective Date, the Founder Member Representative shall have obtained the prior written consent of the Managing Member, such consent not to be unreasonably conditioned, withheld or delayed.

ARTICLE XII
AMENDMENTS

12.1. Approval of Amendments.  Except as otherwise provided in this Agreement or as otherwise required by Law, any amendment to this Agreement hereto may be made only pursuant to an agreement in writing signed by (x) the Company and (y) the Managing Member (after obtaining approval of the Required Independent Directors); provided, however, that, notwithstanding the foregoing:

(a) as long as the Founder Member Ownership Threshold is met, any amendments to this Agreement shall require the approval of the Founder Member Representative; provided that the foregoing clause (a) shall not apply with respect to (x) any issuance of new Interests made in compliance with the terms of this Agreement or (y) any amendments to the Schedule of Members to reflect any change in the Members, Interests or the Capital Accounts of the Members in accordance with the terms of this Agreement.

(b) any amendment which would materially and adversely affect the rights or duties of a Member on a discriminatory and non-pro rata basis shall require the consent of such Member; provided that the foregoing clause (b) shall not apply with respect to (x) any disproportionate effect on a Member of any issuance of new Interests made in compliance with the terms of this Agreement resulting solely from the number or type of Units held by such Member compared to the number or type of Units held by other Members or (y) any amendments to the Schedule of Members to reflect any change in the Members, Interests or the Capital Accounts of the Members in accordance with the terms of this Agreement.

12.2. Amendment of Certificate of Formation.  If this Agreement shall be amended pursuant to this Article XII, an officer approved by the Managing Member shall, to the extent necessary, cause the Certificate of Formation to be amended to reflect such change.

ARTICLE XIII
GENERAL PROVISIONS

13.1. Confidentiality.

(a) Confidential Information of the Company.  Each Member (excluding the Managing Member) agrees (as to itself only) that such Member will, and will cause its Affiliates and Principals to, at all times:

(i) hold in the strictest confidence and shall neither use in any manner detrimental to the Managing Member, Company or any Subsidiary, or disclose, publish, divulge or make accessible, directly or indirectly, to any Person, any Confidential Information of the Managing Member, the Company or any Subsidiary, without the prior written consent of the Managing Member;

(ii) exercise all reasonable efforts to prevent third parties from gaining access to such Confidential Information of the Managing Member, the Company or any Subsidiary;

(iii) inform all other employees and agents, to whom such Member discloses Confidential Information of the Managing Member, the Company or any Subsidiary, of the proprietary interest and nature of such Confidential Information and of the recipient’s obligations under Company policy to keep such information confidential; and

(iv) take such other protective measures as may be or become reasonably necessary to preserve the confidentiality of such Confidential Information of the Managing Member, the Company or any Subsidiary.

(b) Confidential Information of Members.  Each Member (excluding the Managing Member) and each Principal of a Member (excluding the Managing Member) agrees at all times not to disclose, publish, divulge or make accessible, directly or indirectly, to any Person, any Confidential Information of any Member or any Affiliate of such Member to any Person without the prior written consent of such Member.

(c) Exceptions to Disclosure of Confidential Information.  Notwithstanding subsections (a) and (b) of this Section 13.1, each Member (and each Principal or Affiliate of a Member) may divulge or communicate Confidential Information: (i) to officers, directors, stockholders, partners, members, interest holders or employees of the Managing Member or the Company or such Member or Principals (or their respective Affiliates), and to auditors, counsel and other professional advisors to such Persons and the Company or the Managing Member; provided, however, that such Persons have a need to know and have been informed of the confidential nature of the information, and, in any event, the Person disclosing such information shall be liable for any failure by such Persons to abide by the provisions of this Section 13.1; or (ii) to the extent the disclosure of Confidential Information is required to be disclosed by order of a court of competent jurisdiction, administrative agency or governmental body, or by any Law, or by subpoena, summons or any other administrative or legal process, or by applicable regulatory standards, in which case the disclosing party will (except as prohibited by Law) provide the Company or the Person whose Confidential Information is required to be disclosed, as applicable, with prompt, prior written notice of such compelled disclosure and the opportunity to prevent or limit such disclosure; provided, however, that such Person either (x) agrees to keep such Confidential Information confidential in accordance with this Section 13.1 and such transferring Member shall be liable for such Person’s compliance with the provisions of this Section 13.1, or (y) signs a confidentiality agreement with the Company with respect to any such Confidential Information.

(d) Performance Records.  Each Member (other than the Managing Member) agrees that the performance records and financial results of the Company and its Subsidiaries are the exclusive property of the Company and its Subsidiaries, and each such Member shall have no ownership, attribution or other rights with respect thereto. Each Member (other than the Managing Member) hereby assigns to the Company the performance and financial results generated in connection with such Member’s (or such Member’s Principal’s) employment by the Managing Member, the Company or their Affiliates.

(e) Survival.  The covenants set forth in this Section 13.1 shall survive the termination of this Agreement and shall continue to be binding on a Member in its, his or her personal capacity after such Member ceases to hold any Interests.

13.2. Further Assurances.  Each Member shall execute all such certificates and other documents and shall do all such filing, recording, publishing and other acts as the Managing Member or an officer of the Company reasonably deems appropriate to comply with the requirements of Law for the formation and operation of the Company and to comply with any Laws relating to the acquisition, operation or holding of the Company Property, including (a) any documents that the Managing Member deems necessary or appropriate to continue the Company as a limited liability company in all jurisdictions in which the Company or any Subsidiary conducts or plans to conduct business and (b) all such agreements, certificates, tax statements and other documents as may be required to be filed in respect of the Company.

13.3. Notifications.  Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested or sent by recognized overnight delivery service, electronic mail (e-mail) or by facsimile transmittal. Any notice sent by confirmed e-mail or facsimile must be sent simultaneously by another method described in the prior sentence. A notice must be addressed: (a) if to a Member, to such Member’s last known address as set forth on such Member’s signature page hereto or at such other address as such party may designate from time to time by written notice to the Company; and (b) if to the Company, to the Managing Member. A notice delivered personally will be deemed given only when accepted or refused by the Person to whom it is delivered. A notice that is sent by mail will be deemed given: (i) three (3) Business Days after such notice is mailed to an address within the United States of America or (ii) seven (7) Business Days after such notice is mailed to an address outside of the United States of America. A notice sent by recognized overnight delivery service will be deemed given when received or refused. A notice sent by e-mail or facsimile shall be deemed given upon receipt of a confirmation of such transmission, unless such receipt occurs after normal business hours, in which case such notice shall be deemed given as of the next Business Day. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; thereafter, notices are to be directed to those substitute addresses or addressees.

13.4. Specific Performance.  The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party which may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders (a) restraining and enjoining any act which would constitute a breach or (b) compelling the performance of any obligation which, if not performed, would constitute a breach.

13.5. Complete Agreement.  This Agreement, together with the Investment Agreement, the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement, constitutes the entire agreement and understanding among the Members with respect to the subject matter hereof and thereof, and supersedes all prior agreements or arrangements (written and oral), including any prior representation, statement, condition or warranty among the Company and the Members relating to the subject matter hereof and thereof, including, without limitation, the Prior Operating Agreement.

13.6. Power of Attorney.

(a) Each Member other than the Managing Member hereby irrevocably constitutes and appoints the Managing Member or any Person elected by the Managing Member to oversee the winding up and dissolution of the Company (such Person, a “Liquidator”), and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful representative and attorney-in-fact, with full power and authority in its name, place and stead to make, sign, file, swear to, seal, acknowledge, deliver and record: (a) all instruments, documents and certificates which, from time to time, may be required to set forth any amendment to this Agreement or which may be required by this Agreement or by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof; (b) all instruments, documents and certificates to execute, implement and continue the valid and subsisting existence of the Company or to qualify and continue the Company as a foreign limited liability company in all jurisdictions in which the Company may conduct business; (c) all conveyances and other instruments or documents that the Managing Member or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; (d) all conveyances and other instruments or documents that the Managing Member deems appropriate or necessary to reflect the distribution or exchange of assets of the Company pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, resignation, removal or substitution of any Member pursuant to the terms of this Agreement; (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Units; and (g) all agreements, instruments, certificates and other documents reasonably required in connection with an Approved Sale.

(b) The foregoing power of attorney is a special power coupled with an interest and shall survive and continue in full force and effect notwithstanding the subsequent resignation from the Company of any Member for any reason and shall not be affected by the disability or incapacity of such Member or the Transfer of such Member’s Interest and shall extend to such Member’s heirs, successors, assigns and personal representatives. Each such Member hereby agrees to be bound by any representation made by the Managing Member or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Member hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Managing Member or the Liquidator, taken in good faith under such power of attorney. Each such Member shall execute and deliver to the Managing Member or the Liquidator, within fifteen (15) days after receipt of the Managing Member’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the Managing Member or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Company.

13.7. Applicable Law; Venue; Waiver of Jury Trial.

(a) The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the Laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

(b) Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party hereto with respect thereto. The parties hereto each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.7(c).

13.8. References to this Agreement; Headings.  Unless otherwise indicated, “Articles,” “Sections,” “subsections”, “clauses”, “Exhibits” and “Schedules” mean and refer to designated Articles, Sections, subsections, clauses, Exhibits and Schedules of or to this Agreement. Words such as “herein,” “hereby,” “hereinafter,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole, unless the context indicates otherwise. All headings in this Agreement are for convenience of reference only and are not intended to define or limit the scope or intent of this Agreement. All exhibits and schedules referred to herein, and as the same may be amended from time to time, are by this reference made a part hereof as though fully set forth herein.

13.9. Binding Provisions.  This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective personal and legal representatives, heirs, executors, successors and permitted assigns.

13.10. Construction.  Common nouns and pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person, Persons or other reference in the context requires. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Member. Any reference to the Act, Code or other statutes, laws, or regulations (including the Regulations), forms or schedules shall include any amendments, modifications, or replacements thereof. Any reference to any agreement, contract, certificate of incorporation, document or schedule, unless otherwise stated, shall include any amendments, modifications, or replacements thereof. Whenever used herein, “or” shall include both the conjunctive and disjunctive unless the context requires otherwise, “any” shall mean “one or more,” and “including” shall mean “including without limitation.” “Member” or “members” and “limited liability company” or “limited liability companies” shall be substituted in and for references to “partner” or “partners” and “partnership” or “partnerships,” respectively, in the Code, Regulations and any pronouncements by the Internal Revenue Service.

13.11. Severability.  It is expressly understood and agreed that although the parties consider the restrictions contained in this Agreement to be reasonable and necessary for the purpose of, among other things, preserving the goodwill, proprietary rights and going concern value of the Company, if any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by Law so long as the economic or legal substance of the matters contemplated hereby is not affected in any manner materially adverse to any party. If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. If such court of competent jurisdiction does not so replace an invalid or unenforceable term or provision, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the matters contemplated hereby are fulfilled to the fullest extent possible.

13.12. Counterparts.  This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

13.13. No Third Party Beneficiaries.  Except for Covered Persons, who shall be intended third party beneficiaries of Section 6.1 with the right to directly enforce the provisions thereof as if signatories hereto, this Agreement is not intended to, and does not, provide or create any rights or benefits of any Person other than the parties hereto and their successors and permitted assigns. Without limiting the foregoing, this Agreement shall not be construed as conferring any benefit upon any creditor of the Company or any creditor of a Member (and no such creditor shall be a third party beneficiary of this Agreement).

13.14. Mutual Drafting.  The parties hereto are sophisticated and have been represented by attorneys throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof. As a consequence, the parties do not intend that the presumptions of Laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any agreement or instrument executed in connection herewith, and therefore waive their effects.

13.15. Waiver of Partition.  No Member or any successor-in-interest to any Member shall have the right while this Agreement remains in effect to have any Company assets partitioned or to seek judicial dissolution pursuant to Section 18-802 of the Act, and each Member, on behalf of itself, its successors, representatives, heirs and assigns, hereby waives any such rights. It is the intention of the Members that during the term of this Agreement the rights of the Members and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the rights of any Member or successor-in-interest to Transfer of any interest in the Company shall be subject to the limitations and restrictions of this Agreement.

13.16. Rights and Remedies Cumulative.  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by Law, statute, ordinance or otherwise. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

13.17. Founder Member Representative

(a) Each Founder Member and each Class B Member hereby irrevocably constitutes and appoints Christian M. Zugel as “Founder Member Representative” for all purposes of this Agreement, and in such capacity to act as such Member’s agent and attorney for and on behalf of each such Member, with full power of substitution, in the name, place and stead of such Member with respect to all matters under this Agreement, and to do (or refrain from doing) all such acts and things, and to execute all such documents, as the Member Representative shall deem necessary or appropriate hereunder. So long as Christian M. Zugel is alive and not incapacitated, he shall be the Founder Member Representative. In the event of Christian M. Zugel’s death or incapacity, a successor Founder Member Representative may be appointed by the consent of a Founder Member Majority-in-Interest. The Founder Member Representative may, on behalf of all of the Founder Members or any Class B Member, waive any rights of the Founder Members or a Class B Member under this Agreement.

(b) Notwithstanding anything herein to the contrary, upon the material breach by Christian Zugel of any non-competition, non-solicitation (including of Clients or employees), non-hire, confidentiality or non-disparagement agreement, which material breach is not cured within thirty (30) days of Christian Zugel’s receipt of notice thereof from the Managing Member (or the Required Independent Directors, as the case may be), the Founder Member Representative shall have no further consent or approval rights under this Agreement; provided, however, that no other rights or privileges of the Founder Members shall be limited or restricted hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

THE COMPANY:

ZAIS GROUP PARENT, LLC

By: ZAIS Group Holdings, Inc., its Managing Member

By:	Name: Title:

PARENT MEMBER:

ZAIS GROUP HOLDINGS, Inc.

By:	Name: Title:

[Signature pages continue on the next page]

[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
ZAIS Group Parent, LLC]

FOUNDER MEMBERS:

ZUGEL FAMILY TRUST

By: Fiduciary Trust International of Delaware, as Trustee

By:	Name: Title:

Mark Mahoney, as Trustee

FAMILY TRUST U/A CHRISTIAN M. ZUGEL 2005 GRAT

By: Fiduciary Trust International of Delaware, as Trustee

By:	Name: Title:

Mark Mahoney, as Trustee

[Signature pages continue on the next page]

[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
ZAIS Group Parent, LLC]

Christian Zugel

Sonia Zugel

Laureen Lim

[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
ZAIS Group Parent, LLC]

Annex C

FORM OF
EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”), dated as of [           ], 2014, is entered into by and among ZAIS Group Holdings, Inc. a Delaware corporation (the “Corporation”), ZAIS Group Parent, LLC, a Delaware limited liability company (the “Company”), the Company Unitholders (as defined herein) and Christian M. Zugel, as trustee (solely in his capacity as the trustee, the “Trustee”) of the ZGH Class B Voting Trust (the “Control Shares Trust”) that is established solely to hold the Control Shares (as defined below).

WHEREAS, the parties hereto desire to provide for the exchange of Company Units (as defined herein) for, at the Corporation’s option, shares of Class A Common Stock (as defined herein), cash or a combination of both, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The following capitalized terms shall have the meanings specified in this Section 1.1. Other terms are defined in the text of this Agreement, and those terms shall have the meanings respectively ascribed to them therein.

“Affiliate” has the meaning set forth in the LLC Agreement.

“Board” means the board of directors of the Corporation.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close.

“Capital Stock” has the meaning set forth in the LLC Agreement.

“Change of Control” means the occurrence of any of the following events after the date hereof:

(i)	there is consummated, in accordance with the Corporation’s certificate of incorporation and applicable law, the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis), including a sale of all Class A Units held by the Corporation, to any Person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act, or any successor provisions thereto), excluding a group of Persons which includes Christian M. Zugel or his Affiliates or the Control Shares Trust;
(ii)	any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d)(3) of the Exchange Act, or any successor provisions thereto, is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the combined voting power of the Corporation’s then outstanding Voting Securities, excluding a group of Persons which includes Christian M. Zugel or his Affiliates or the Control Shares Trust;
(iii)	there is consummated a merger or consolidation of the Corporation with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the Person surviving the merger or, if the surviving Person is a Subsidiary, the ultimate parent thereof, or (y) the Voting Securities immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving Person is a Subsidiary, the ultimate parent thereof; or

(iv)	the stockholders of the Corporation and the Board approve a plan of complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, except with respect to clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which (A) the record holders of the shares of Capital Stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions or (B) the Corporation is the surviving entity and its shares of Class A Common Stock continue to be registered under Section 12(b) or 12(g) of the Exchange Act and continue to be publicly traded.

“Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Corporation.

“Class A Unit” has the meaning set forth in the LLC Agreement.

“Class B Common Stock” means the Class B Common Stock, par value $0.000001 per share, of the Corporation.

“Class B Member Tax Obligation” means the sum of (i) an amount equal to the product of the amount of compensation income includible in the income of a Class B Member arising as a result of the issuance or vesting of Class B Units, multiplied by the highest effective marginal federal, state and local (and non-U.S., if any) income tax rates applicable to such Class B Member, for the applicable taxable year, taking into account the deductibility of state and local (and non U.S., if any) income taxes as applicable for federal income tax purposes and any limitations thereon, plus (ii) applicable employment taxes attributable to the issuance or vesting of such Class B Units borne by such Class B Member.

“Class B Member” has the meaning set for in the LLC Agreement.

“Class B Unit” has the meaning set forth in the LLC Agreement.

“Closing Price” has the meaning set forth in the LLC Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Unit” means (i) each Class A Unit issued as of the date hereof, (ii) each Class A Unit, Vested Class B Unit or other vested interest in the Company issued or released by the Company in the future or for which any such interest has been converted or exchanged; or (iii) any other Unit (as defined in the LLC Agreement) as shall otherwise be specified by the Managing Member.

“Company Unitholder” means each holder of one or more Company Units that is a party hereto as of the date hereof or which becomes a party to this Agreement pursuant to Section 4.1 other than, in any such case, the Corporation.

“Control Shares” means the 20 million shares of Class B Common Stock having no economic value but entitled to ten (10) votes per share.

“Control Shares Trust” has the meaning set forth in the Preamble.

“Exception Units” means, with respect to a Company Unitholder, the number of Company Units exchanged by such Company Unitholder pursuant to Section 2.1(a)(iii).

“Exchange” means a Quarterly Exchange or Change of Control Exchange, as the case may be.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which 1 Company Unit is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1, subject to adjustment pursuant to Section 2.2.

“Fair Market Value” means the average of the Closing Price of one (1) share of Class A Common Stock during the period of ten (10) consecutive Business Days ending on the measurement date; provided, that if the

Class A Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading.

“Founder Member Five Percent Ownership Threshold” means the Founder Member Ownership Percentage is at least five (5%).

“Founder Member Ownership Percentage” means, as of any time, the percentage ownership of the Founder Members of Capital Stock in the Corporation (excluding the Class B Common Stock), whether directly through ownership of Capital Stock in the Corporation (excluding the Class B Common Stock) or indirectly through ownership of Units exchangeable or convertible into Capital Stock of the Corporation (excluding the Class B Common Stock).

“Founder Member Representative” has the meaning set forth in the LLC Agreement.

“Founder Member Twenty Percent Ownership Threshold” means the Founder Member Ownership Percentage is at least twenty percent (20%).

“Founder Members” has the meaning set forth in the LLC Agreement.

“Investment Agreement” means the Investment Agreement, dated [           ], 2014, by and among the Company, the Corporation and the Founder Members.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, as the same may be further amended or restated from time to time.

“Member” has the meaning set forth in the LLC Agreement.

“Person” means and includes any individual and any legal entity, including a corporation, partnership, association, limited liability company, trust, joint stock company or estate.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.

“Quarterly Exchange Date” means the date that is the first Business Day of any Quarter.

“Subsidiary” has the meaning given to such term in the LLC Agreement.

“Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated on or about the date hereof, among the Corporation, the Company and the Non-Holdings Members (as defined therein).

“Trustee” has the meaning set forth in the Preamble.

“Vested Class B Unit” has the meaning set forth in the LLC Agreement.

“Voting Securities” shall mean any securities of the Corporation which are entitled to vote generally in matters submitted for a vote of the Corporation’s stockholders or generally in the election of the Corporation’s board of directors.

ARTICLE II

EXCHANGES

Section 2.1 Exchange of Company Units for Class A Common Stock.

(a) Quarterly Elective Exchanges.

(i) Beginning with the first Quarter following the date that is two years after the date of this Agreement, and subject to adjustment as provided in this Agreement, each Company Unitholder shall be entitled on any Quarterly Exchange Date to surrender all or a portion of the Company Units held by such Company Unitholder to the Company (or, at the option of the Corporation, directly to the Corporation) in exchange for either (at the option of the Corporation) (A) the delivery by the Corporation to the exchanging Company Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of Company Units surrendered multiplied by the Exchange Rate (the “Class A Exchange Shares”); (B) cash in an amount equal to the Fair Market Value of the Class A Exchange Shares; or (C) a combination of (x) Class A Common Stock not to exceed the Class A Exchange Shares and (y) cash in an amount equal to the Fair Market Value of a number of shares of Class A Common Stock equal to the Class A Exchange Shares minus the number of shares the Corporation elects to provide pursuant to clause (x) (any such exchange, a “Quarterly Exchange”). Notwithstanding the foregoing, subject to Sections 2.1(a)(ii) and 2.1(a)(iii), during any twelve (12) month period commencing on or following the second anniversary of the date of this Agreement:

(1) a Founder Member may only exchange a number of Class A Units in an amount not to exceed twenty-five percent (25%) of the aggregate number of Class A Units held by such Founder Member as of the first day of such twelve (12) month period in which the applicable Quarterly Exchange occurs, which twenty-five percent (25%) annual limit shall expire immediately after the first Quarterly Exchange Date at which time a Founder Member’s current holdings of Class A Units no longer exceeds ten percent (10%) of the maximum number of Class A Units previously held by such Founder Member; and

(2) a Class B Member may only exchange a number of Vested Class B Units in an amount not to exceed an amount equal to (u) twenty-five percent (25%) multiplied by (v) an amount equal to (A) the aggregate number of Vested Class B Units held by such Class B Member as of the first day of such twelve (12) month period in which the applicable Quarterly Exchange occurs minus (B) the cumulative number of Exception Units exchanged by such Class B Member; such twenty-five percent (25%) annual limit shall expire immediately after the first Quarterly Exchange Date at which time a Class B Member’s current holdings of Class B Units no longer exceeds (w) ten percent (10%) multiplied by (x) an amount equal to (C) the maximum number of Class B Units previously held by such Class B Member minus (D) the cumulative number of Exception Units previously exchanged by such Class M Member.

(ii) Notwithstanding Section 2.1(a)(i), commencing on the two-year anniversary of the date of this Agreement, the Chairman of the Board or the Compensation Committee of the Board may permit any Company Unitholder to exchange Company Units in an amount exceeding that described in Section 2.1(a)(i), which permission may be withheld, delayed, or granted on such terms and conditions as the Chairman of the Board or the Compensation Committee of the Board may determine in his or its sole discretion; provided that with respect to any exchanges in an amount exceeding that described in Section 2.1(a)(i)(1), such exchanges may be approved only by the Compensation Committee of the Board.

(iii) Notwithstanding Section 2.1(a)(i), commencing on the date hereof, upon the vesting of any Class B Units or upon the issuance of any Class B Units which are immediately vested upon issuance (the “Subject Class B Units”) granted to such Class B Member, within twelve (12) months of such vesting date, in the event that the Class B Member Tax Obligation of such Class B Member exceeds the net proceeds such Class B Member could receive upon a sale of the shares of Class A Common Stock issuable to such Class B Member in exchange for Vested Class B Units to the extent permitted pursuant to Section 2.1(a)(i)(2), the limitation set forth in Section 2.1(a)(i)(2) shall not apply and such Class B Member shall instead be entitled to immediately Exchange a number of Vested Class B Units such that the net proceeds from the sale of such Class A Common Stock into which such Vested Class B Units are exchangeable would be sufficient to enable such Class B Member to satisfy the Class B Member Tax Obligation with respect to such Subject Class B Units.

(iv) A Company Unitholder shall exercise its right to exchange Company Units pursuant to this Section 2.1(a) by delivering to the Company, with a contemporaneous copy delivered to the Corporation, in each case during normal business hours at the principal executive offices of the Company and the Corporation, respectively, (A) a written election of exchange in respect of the Company Units to be exchanged substantially in the form of Exhibit A hereto (an “Exchange Notice”), at least thirty (30) days prior to the Quarterly Exchange Date for the applicable Quarter or within such shorter period of time as may be agreed upon by the Corporation and the exchanging Company Unitholder, duly executed by such holder, (B) any certificates representing such Company Units on the Quarterly Exchange Date, together with a written assignment and acceptance agreement with respect to such Company Units, in a form reasonably acceptable to the Corporation, and (C) if the Corporation or the Company requires the delivery of the certification contemplated by Section 2.4(b), such certification or written notice from such Company Unitholder that it is unable to provide such certification on the Quarterly Exchange Date. At least five (5) Business Days prior to the Quarterly Exchange Date, the Corporation shall give written notice (the “Option Notice”) to the exchanging Company Unitholder of its intended settlement method; provided that, if the Corporation does not timely deliver an Option Notice, the Corporation shall be deemed to have elected to pay the consideration entirely in Class A Common Stock.

(v) Upon a Company Unitholder exercising its right to a Quarterly Exchange, the Corporation and the Company shall take such actions as may be required to ensure that such Company Unitholder receives the shares of Class A Common Stock and/or cash that such exchanging Company Unitholder is entitled to receive in connection with such Quarterly Exchange pursuant to this Section 2.1(a). Unless the Corporation elects to directly acquire the Company Units such Company Unitholder is requesting to be exchanged in connection with a Quarterly Exchange, (i) the Corporation shall be deemed to have transferred the Class A Common Stock and/or cash to be delivered to the exchanging Company Unitholder to the Company and the Company shall issue to the Corporation a number of Company Units in the Company equal to the number of Company Units exchanged by the Company Unitholder and (ii) the Company shall be deemed to have transferred such Class A Common Stock and/or cash received from the Corporation to the exchanging Company Unitholder in exchange for the Company Units surrendered by such Company Unitholder in the Quarterly Exchange. If an exchanging Company Unitholder receives the shares of Class A Common Stock and/or cash that it is entitled to receive in connection with a Quarterly Exchange pursuant to this Section 2.1(a) directly from the Corporation, the Company Unitholder shall have no further right to receive shares of Class A Common Stock and/or cash from the Company in connection with that Quarterly Exchange, and the Corporation and the Company shall be deemed to have satisfied their obligations under the first sentence of this Section 2.1(a)(v). On the Quarterly Exchange Date, all rights of the exchanging Company Unitholder as a holder of the Company Units that are subject to the Quarterly Exchange shall cease, and such Company Unitholder shall be treated for all purposes as having become the record holder of any shares of Class A Common Stock to be received by the exchanging Company Unitholder in respect of such Quarterly Exchange.

(vi) The parties hereto acknowledge and agree that the Corporation’s determination under this Agreement of the settlement method (i.e., stock, cash or a combination thereof) and whether to elect to acquire the Company Units directly from a Company Unitholder for any Quarterly Exchange shall be made by the Audit Committee of the Corporation (or another committee of the Corporation consisting solely of independent directors).

(b) Exchanges upon a Change of Control.

(i) Notwithstanding anything in Section 2.1(a) to the contrary, immediately prior to the occurrence of any Change of Control, each Company Unitholder shall be entitled to surrender all or a portion of the Company Units held by it to the Company (or, at the option of the Corporation, directly to the Corporation) in exchange for the delivery by the Corporation to the exchanging Company Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of Company Units surrendered multiplied by the Exchange Rate (any such exchange, a “Change of Control Exchange”).

(ii) To the extent practicable, the Corporation shall deliver to each Company Unitholder at least fifteen (15) Business Days’ prior written notice of any event resulting in a Change of Control, and the expected date on which such Change of Control shall be deemed to occur (the “Change of Control Exchange Date”). A Company Unitholder shall exercise its right to exchange Company Units pursuant to this Section 2.1(b) by delivering to the Company, with a contemporaneous copy delivered to the Corporation, in each case during normal business hours at the principal executive offices of the Company and the Corporation, respectively, (A) an Exchange Notice at least five (5) Business Days prior to the Change of Control Exchange Date duly executed by such holder, (B) any certificates representing such Company Units on the Change of Control Exchange Date, together with a written assignment and acceptance agreement with respect to such Company Units, in a form reasonably acceptable to the Corporation, and (C) if the Corporation or the Company requires the delivery of the certification contemplated by Section 2.4(b), such certification or written notice from such Company Unitholder that it is unable to provide such certification on the Change of Control Exchange Date.

(iii) Upon a Company Unitholder exercising its right to a Change of Control Exchange, the Corporation and the Company shall take such actions as may be required to ensure that such Company Unitholder receives the shares of Class A Common Stock that such exchanging Company Unitholder is entitled to receive in connection with such Change of Control Exchange pursuant to this Section 2.1(b). Unless the Corporation elects to directly acquire the Company Units such Company Unitholder is requesting to be exchanged in connection with a Change of Control Exchange, (i) the Corporation shall be deemed to have transferred the Class A Common Stock to be delivered to the exchanging Company Unitholder to the Company and the Company shall issue to the Corporation a number of Company Units in the Company equal to the number of Company Units exchanged by the Company Unitholder and (ii) the Company shall be deemed to have transferred such Class A Common Stock received from the Corporation to the exchanging Company Unitholder in exchange for the Company Units surrendered by such Company Unitholder in the Change of Control Exchange. If an exchanging Company Unitholder receives the shares of Class A Common Stock that it is entitled to receive in connection with a Change of Control Exchange pursuant to this Section 2.1(b) from the Corporation, the Company Unitholder shall have no further right to receive shares of Class A Common Stock from the Company in connection with that Change of Control Exchange, and the Corporation and the Company shall be deemed to have satisfied their obligations under the first sentence of this Section 2.1(b)(iii). Immediately prior to the occurrence of the Change of Control, all rights of the exchanging Company Unitholder as a holder of the Company Units that are subject to the Change of Control Exchange shall cease, and such Company Unitholder shall be treated for all purposes as having become the record holder of any shares of Class A Common Stock to be received by the exchanging Company Unitholder in respect of such Change of Control Exchange.

(c) Issuance of Class A Common Stock.  As promptly as practicable following satisfaction of such Company Unitholder’s obligations under Section 2.1(a)(iv) or Section 2.1(b)(ii), as applicable, and in any event no later than three (3) Business Days after such obligations are satisfied, the Corporation or the Company, as applicable, shall deliver or cause to be delivered to such Company Unitholder, at the address set forth on such Unitholder’s signature page to the LLC Agreement (or at such other address as such party may designate to the Corporation), the number of shares of Class A Common Stock deliverable to such Company Unitholder upon such Exchange, if any, registered in the name of the relevant exchanging Company Unitholder, subject to the Company Unitholder’s execution of any letter of transmittal or other document required to be executed by the holders of Class A Common Stock. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Corporation or the Company, as applicable, will upon the written instruction of an exchanging Company Unitholder, deliver the shares of Class A Common Stock deliverable to such exchanging Company Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Company Unitholder in the Exchange Notice. Notwithstanding anything to the contrary in this Agreement, no fractional shares of Class A Common Stock shall be issued as a result of any Exchange. In lieu of any fractional share of Class A Common Stock to which a Company Unitholder would otherwise be entitled in any Exchange, the Company or the Corporation, as applicable, shall pay to such Company Unitholder cash equal to such fraction multiplied by the Fair Market Value.

(d) Expenses.  The Corporation, the Company, and each exchanging Company Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes as well as any other expenses incurred by the Corporation in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Company Unitholder that requested the Exchange, then such Company Unitholder or the Person in whose name such shares are to be delivered shall pay to the Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

(e) Publicly Traded Partnership.  Each of the Corporation and the Company covenants and agrees that neither shall take or cause or permit to be taken any action that would cause interests in the Company to not meet the requirements of Treasury Regulation Section 1.7704-1(h). Notwithstanding anything to the contrary herein, if the Board or the board of managers of the Company, as applicable, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that, despite adherence by the Corporation and the Company to the foregoing, additional restrictions must be imposed on Exchanges in order for the Company not to be treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or the Company, as applicable, may impose such restrictions on Exchanges, as the Corporation or the Company, as applicable, may reasonably determine to be necessary or advisable.

(f) Other Prohibitions on Exchange.  For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Company Unitholder shall not be entitled to exchange Company Units to the extent that the Corporation or the Company reasonably determines in good faith that the Exchange (i) would be prohibited by law or regulation or would violate any injunction, order or decree of any nature or (ii) would not be permitted under any other agreement with the Corporation, its subsidiaries, the Company or the Subsidiaries to which such Company Unitholder is then subject (including the LLC Agreement). For the avoidance of doubt, no Exchange shall be deemed to be prohibited by any law or regulation pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available, and the parties hereto believe that there is currently no law, regulation, injunction, order or decree of any nature and acknowledge that there is no agreement of the type referred to in clause (ii) of the preceding sentence, that would, in either case, restrict the ability of a Company Unitholder to exchange Company Units.

(g) Surrender of Control Shares.  If the Founder Member Twenty Percent Ownership Threshold is no longer satisfied, then the Control Shares shall, immediately after the date the Founder Member Twenty Percent Ownership Threshold is no longer satisfied and at any time thereafter that a Founder Member ceases to own Class A Common Stock or Class A Units previously owned by such Founder Member or the Corporation provides notice to the Trustee that the Founder Member Ownership Percentage has been reduced, be deemed released from the Control Shares Trust and surrendered to the Corporation in an amount equal to (x) (i) twenty percent (20%) minus the Founder Member Ownership Percentage (where the first time the Founder Member Twenty Percent Ownership Threshold is no longer satisfied) or (ii) for each subsequent transfer or reduction in ownership, the reduction in the Founder Member Ownership Percentage due to such transfer or reduction in ownership divided by (y) twenty percent (20%) multiplied by (z) the number of Control Shares held by the Control Shares Trust as of the date of this Agreement. If the Founder Member Five Percent Ownership Threshold is no longer satisfied or Section 6.08 of the Investment Agreement is breached, all of the Control Shares then held by the Control Shares Trust shall, immediately after the date the Founder Member Five Percent Ownership Threshold is no longer satisfied or Section 6.08 of the Investment Agreement is breached, as applicable, be deemed released from the Control Shares Trust and surrendered to the Corporation. To effect such surrenders, the Trustee shall instruct the Corporation on the applicable Control Shares surrender date to cancel the Control Shares and to update the Corporation’s Class B Stock ledger to reflect such cancellation. Once so surrendered, such Control Shares shall automatically be deemed cancelled without any action on the part of any Person. Any such cancelled Control Shares shall no longer be outstanding, and all rights with respect to such shares shall automatically cease and terminate.

Section 2.2 Adjustments.

(a) The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Company Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Company Units. For example, if there is a 2 for 1 stock split of Class A Common Stock and no corresponding split with respect to the Company Units, the Exchange Rate would be adjusted to be 2. To the extent not reflected in an adjustment to the Exchange Rate, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Company Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Company Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.

(b) Each time that the Corporation (i) acquires Company Units other than in connection with a corresponding issuance by the Corporation of the same number of shares of Class A Common Stock (whether as a result of an Exchange or otherwise) or a concurrent recapitalization of the Company that causes the number of Company Units held by the Corporation to equal the number of shares of Class A Common Stock outstanding immediately following such purchase of Company Units (subject, in any such case, to prior applications of this Section 2.2(b)), or (ii) repurchases shares of Class A Common Stock without a corresponding redemption by the Company of Class A Units held by the Corporation pursuant to Section 4.4 of the LLC Agreement, the Exchange Rate shall be adjusted immediately following such transaction, without any further action by the Corporation or any Company Unitholder, as follows: the Exchange Rate shall first be set at a ratio, the numerator of which shall be the number of shares of Class A Common Stock of the Corporation then-outstanding and the denominator of which shall be the number of Company Units then-owned by the Corporation, in each case after giving effect to the transaction that gave rise to such Exchange Rate adjustment and prior to giving effect to any event that has occurred which would give rise to an adjustment to the Exchange Rate pursuant to Section 2.2(a), and then that ratio shall be adjusted as set forth in Section 2.2(a) for each event (if any) giving rise to such Section 2.2(a) adjustment assuming that such event had occurred after the transaction that gave rise to the Exchange Ratio adjustment being made hereby.

(c) The Corporation shall not pay a dividend or otherwise make a distribution of cash or other property in respect of shares of Class A Common Stock if such cash or other property was not received by the Corporation as a distribution from the Company.

Section 2.3 Class A Common Stock to be Issued.

(a) In the case of any Exchange, to the extent settled in the form of Class A Common Stock, the Corporation and the Company, as applicable, covenant and agree to deliver shares of Class A Common Stock that have been registered under the Securities Act with respect to any Exchange to the extent that a registration statement is effective and available for such shares. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any such registration has not become effective or otherwise is unavailable, the Corporation shall use its commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. When and if the Class A Common Stock is registered under the Securities Act of 1933, as amended (the “Securities Act”), the Corporation shall use its commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery on each national securities exchange or inter-dealer quotation system on which the outstanding Class A Common Stock may be listed or traded at the time of such delivery. Nothing contained herein shall be construed to preclude the Corporation or the Company from satisfying their obligations in respect of the exchange of the Company Units by delivery of Class A Common Stock which are unregistered under the Securities Act or held in the treasury of the Corporation or the Company or any of their subsidiaries. Nothing herein shall be construed as a requirement for the Corporation or the Company to settle the exchange for cash. The Corporation shall not be required to comply with this Section 2.3(a) in an Exchange in connection with a Change of Control.

(b) The Corporation reserves the right to cause certificates evidencing such Class A Common Stock to be imprinted with legends as to restrictions on transfer that it may deem necessary or appropriate, including legends as to applicable U.S. federal or state securities laws or other legal or contractual restrictions, and may require any Company Unitholder to which Class A Common Stock are to be issued to agree in writing (A) that such shares of Class A Common Stock will not be transferred except in compliance with such restrictions and (B) to such other matters as the Corporation may deem reasonably necessary or appropriate in light of applicable law and existing agreements.

(c) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Exchange by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof).

(d) Prior to the date of this Agreement, the Corporation has taken all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of the Corporation (including derivative securities with respect thereto) and any securities which may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of the Corporation who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Corporation upon the registration of any class of equity security of the Corporation pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such officer or director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement).

(e) The Corporation covenants that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable and not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any Person.

Section 2.4 Withholding; Certification of Non-Foreign Status.

(a) If the Corporation or the Company shall be required to withhold any amounts by reason of any federal, state, local or foreign tax rules or regulations in respect of any Exchange, the Corporation or the Company, as the case may be, shall be entitled to take such action as it deems appropriate in order to ensure compliance with such withholding requirements, including at its option withholding shares of Class A Common Stock with a fair market value equal to the minimum amount of any taxes which the Corporation or the Company, as the case may be, may be required to withhold with respect to such Exchange, or requiring as a condition of any Exchange that the exchanging Unit holder tender to the Company an amount equal to the minimum amount of any taxes which the Corporation or the Company, as the case may be, may be required to withhold with respect to such Exchange. To the extent that amounts are (or property is) so withheld by the Company or Corporation and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to the applicable Company Unitholder. The parties anticipate that, on the basis of current law, no federal income tax withholding would be required with respect to an Exchange by any Company Unitholder who is a “United States person” within the meaning of Section 7701(a)(30) of the Code and who, if required, has properly certified that such holder is not subject to federal backup withholding.

(b) Notwithstanding anything to the contrary herein, each of the Corporation and the Company may, in the reasonable exercise of its discretion, require as a condition to the effectiveness of an Exchange that an exchanging Company Unitholder deliver to the Corporation or the Company, as the case may be, a certification of non-foreign status in accordance with Treasury Regulation Section 1.1445-2(b). In the event the Corporation or the Company has required delivery of such certification but an exchanging Company Unitholder is unable to comply, the Corporation or the Company, as the case may be, shall nevertheless deliver or cause to be delivered to the exchanging Company Unitholder the Class A Common Stock in accordance with Section 2.1, but subject to withholding as provided in Section 2.4(a).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Company Unitholders.  Each Company Unitholder, severally and not jointly, represents and warrants that, as of the date hereof and as of each Quarterly Exchange Date or Change of Control Exchange Date, as the case may be, upon which a Member is issued Class A Common Stock, (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Company Unitholder, (iv) this Agreement constitutes a legal, valid and binding obligation of such Company Unitholder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, (v) the execution, delivery and performance of this Agreement by such Company Unitholder and the consummation by such Company Unitholder of the transactions contemplated hereby will not (A) if it is not a natural person, result in a violation of the certificate of incorporation, bylaws, trust agreement or other organizational documents of such Company Unitholder or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Company Unitholder is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable such Company Unitholder, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such Company Unitholder of this Agreement, (vi) it is acquiring the Class A Common Stock issued in accordance with this Agreement for its own account with the present intention of holding such Class A Common Stock for purposes of investment, and that it has no intention of selling Class A Common Stock in a public distribution in violation of any federal or state securities laws, (vii) it is a sophisticated party for purposes of applicable federal and state securities laws and regulations, (viii) such Company Unitholder has knowledge and experience in financial and business matters such that such Company Unitholder is capable of evaluating the merits and risks of an investment in the Corporation, (ix) it is able to bear the economic risks of an investment in the Class A Common Stock and could afford a complete loss of such investment and (x) if the Company Unitholder is a partnership, “S corporation”, “grantor trust” or other flow-through entity, the interest of such Company Unitholder in the Company does not represent “substantially all” of the value of its assets, and it was not a “principal purpose” of such Company Unitholder to avoid the “100 partner” limitation applicable under section 7704 of the Code.

Section 3.2 Representations and Warranties of the Corporation and the Company.  Each of the Corporation and the Company, severally and not jointly, represents and warrants that, as of the date hereof (i) it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such party, (iv) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, (v) the execution, delivery and performance of this Agreement by such party and the consummation by such party of the transactions contemplated hereby will not (A) result in a violation of the certificate of incorporation, bylaws, trust agreement or other organizational documents of such party or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such party is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such party, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such party of this Agreement.

Section 3.3 Representations and Warranties of Christian M. Zugel, as Trustee.  Christian M. Zugel, solely in his capacity as Trustee, represents and warrants that (i) this Agreement constitutes a legal, valid and binding obligation of the Trustee enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, (ii) the execution, delivery and performance of this Agreement by the Trustee and the consummation by the Trustee of the transactions contemplated hereby will not (A) result in a violation voting trust agreement to which it is a party or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Trustee is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Trustee, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such party of this Agreement.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Additional Company Unitholders.  To the extent a Company Unitholder validly transfers any or all of such holder’s Company Units to another Person in a transaction in accordance with, and not in contravention of, the LLC Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement in a form provided by the Corporation, whereupon such Permitted Transferee shall become a Company Unitholder hereunder. If the Company issues any Class B Units following the date hereof, in accordance with, and not in contravention of, the LLC Agreement, then any holder of Class B Units (each, a “Class B Holder”) shall have the right to execute and deliver a joinder to this Agreement in a form provided by the Corporation, whereupon such Class B Holder shall become a Company Unitholder hereunder, but solely with respect to such Class B Holder’s Class B Units which constitute Company Units hereunder, if any. If the Company issues any other Units (as defined in the LLC Agreement) in the future, then the Corporation shall have the right to permit the holder of such Units to execute and deliver a joinder to this Agreement in a form provided by the Corporation, whereupon such holder shall become a Company Unitholder hereunder, but solely with respect to such holder’s Units which constitute Company Units hereunder, if any. Except as set forth in this Section 4.1, a Company Unitholder may not assign or transfer any of its rights or obligations under this Agreement.

Section 4.2 Notifications.  Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested or sent by recognized overnight delivery service, electronic mail (e-mail) or by facsimile transmittal. Any notice sent by confirmed e-mail or facsimile must be sent simultaneously by another method described in the prior sentence. A notice must be addressed:

(a)	If to the Corporation, the Company or the Trustee at:

ZAIS Group Parent, LLC
2 Bridge Avenue
Red Bank, NJ 07701
Fax: (732) 747-7619
E-mail: Christian.Zugel@zaisgroup.com
Attention: Christian Zugel

with copies to:

ZAIS Group Parent, LLC
2 Bridge Avenue
Red Bank, NJ 07701
Fax: (732) 747-7619
E-mail: Howard.Steinberg@zaisgroup.com
Attention: Howard Steinberg, Esq.

and

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173
Fax: (646) 390-3386
E-mail: tgiegerich@mwe.com
Attention: Thomas Giegerich

and

McDermott Will & Emery LLP
500 North Capitol Street, N.W.
Washington, DC 20001
Fax: (212) 756-8087
E-mail: tconaghan@mwe.com
Attention: Thomas Conaghan

(b) If to any Company Unitholder, to the address and other contact information set forth in the records of the Company from time to time.

A notice delivered personally will be deemed given only when accepted or refused by the Person to whom it is delivered. A notice that is sent by mail will be deemed given: (i) three (3) Business Days after such notice is mailed to an address within the United States of America or (ii) seven (7) Business Days after such notice is mailed to an address outside of the United States of America. A notice sent by recognized overnight delivery service will be deemed given when received or refused. A notice sent by e-mail or facsimile shall be deemed given upon receipt of a confirmation of such transmission, unless such receipt occurs after normal business hours, in which case such notice shall be deemed given as of the next Business Day. Any party may designate, by written notice to all of the others, substitute addresses or addressees for notices; thereafter, notices are to be directed to those substitute addresses or addressees.

Section 4.3 Complete Agreement.  This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements or arrangements (written and oral), including any prior representation, statement, condition or warranty between the parties relating to the subject matter hereof and thereof.

Section 4.4 Applicable Law; Venue; Waiver of Jury Trial.

(a) The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

(b) Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party hereto with respect thereto. The parties hereto each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.4.

Section 4.5 References to this Agreement; Headings.  Unless otherwise indicated, “Articles,” “Sections,” “Subsections”, “Clauses”, “Exhibits” and “Schedules” mean and refer to designated Articles, Sections, Subsections, Clauses, Exhibits and Schedules of this Agreement. Words such as “herein,” “hereby,” “hereinafter,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole, unless the context indicates otherwise. All headings in this Agreement are for convenience of reference only and are not intended to define or limit the scope or intent of this Agreement. All exhibits and schedules referred to herein, and as the same may be amended from time to time, are by this reference made a part hereof as though fully set forth herein.

Section 4.6 Binding Provisions.  This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective personal and legal representatives, heirs, executors, successors and permitted assigns.

Section 4.7 Construction.  Common nouns and pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person, Persons or other reference in the context requires. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto. Any reference to any statute, law, or regulation, form or schedule shall include any amendments, modifications, or replacements thereof. Any reference to any agreement, contract or schedule, unless otherwise stated, shall include any amendments, modifications, or replacements thereof. Whenever used herein, “or” shall include both the conjunctive and disjunctive unless the context requires otherwise, “any” shall mean “one or more,” and “including” shall mean “including without limitation.”

Section 4.8 Severability.  It is expressly understood and agreed that if any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law so long as the economic or legal substance of the matters contemplated by this Agreement is not affected in any manner materially adverse to any party. If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. If such court of competent jurisdiction does not so replace an invalid or unenforceable term or provision, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the matters contemplated hereby are fulfilled to the fullest extent possible.

Section 4.9 Counterparts.  This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 4.10 No Third Party Beneficiaries.  This Agreement is not intended to, and does not, provide or create any rights or benefits of any Person other than the parties hereto and their successors and permitted assigns.

Section 4.11 Mutual Drafting.  The parties hereto are sophisticated and have been represented by attorneys throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof. As a consequence, the parties do not intend that the presumptions of laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any agreement or instrument executed in connection herewith, and therefore waive their effects.

Section 4.12 Rights and Remedies Cumulative.  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 4.13 Amendment.  The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation (as approved by, in the case of any material amendment, the Required Independent Directors (as defined in the LLC Agreement)), (ii) the Company and (iii) as long as the Company Unitholders collectively hold any Class A Units, the Founder Member Representative; provided that, without the consent of any Person, a Person who becomes a Company Unitholder after the date hereof pursuant to Section 4.1 shall execute and deliver a joinder to this Agreement to become a party to this Agreement.

Section 4.14 Tax Treatment.  This Agreement shall be treated as part of the partnership agreement of Company as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Notwithstanding anything to the contrary in this Agreement, for federal, state and local tax purposes, the Corporation, the Company and the Company Unitholders shall report each Exchange consummated pursuant to this Agreement, whether directly to the Corporation or to the Company, as a taxable transfer of an interest in the Company to the Corporation eligible to give rise to a Basis Adjustment (as such term is defined in the Tax Receivable Agreement) and none of the Corporation, the Company or any Company Unitholder shall take a contrary position on any tax return or otherwise unless otherwise required pursuant to a determination within the meaning of Section 1313 of the Code.

Section 4.15 Further Action.  Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

Section 4.16 Specific Performance.  The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party which may be injured (in addition to any other remedies which may be available to that party) shall be entitled (without the need to post any bond, surety, or other security) to one or more preliminary or permanent orders (a) restraining and enjoining any act which would constitute a breach or (b) compelling the performance of any obligation which, if not performed, would constitute a breach. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 4.17 Independent Nature of Company Unitholders’ Rights and Obligations.  The obligations of each Company Unitholder hereunder are several and not joint with the obligations of any other Company Unitholder, and no Company Unitholder shall be responsible in any way for the performance of the obligations of any other Company Unitholder under hereunder. The decision of each Company Unitholder to enter into to this Agreement has been made by such Company Unitholder independently of any other Company Unitholder. Nothing contained herein, and no action taken by any Company Unitholder pursuant hereto, shall be deemed to constitute the Company Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Company Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Company Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

ZAIS GROUP HOLDINGS, INC.

By:	Name: Title:

ZAIS GROUP PARENT, LLC

By:	Name: Title:

COMPANY UNITHOLDERS:

[INSERT SIGNATURE BLOCKS]

ZGH CLASS B VOTING TRUST

By: CHRISTIAN M. ZUGEL, as Trustee

Exhibit A

FORM OF ELECTION OF EXCHANGE

ZAIS Group Holdings, Inc.
[     ]
[     ]
Attention: [     ]

Reference is hereby made to the Exchange Agreement, dated as of [          ], 2014 (the “Exchange Agreement”), among ZAIS Group Holdings, Inc., a Delaware corporation, ZAIS Group Parent, LLC, a Delaware limited liability company, and the holders of Company Units (as defined herein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Company Unitholder hereby transfers to the Corporation or the Company, as applicable, the number of Company Units set forth below in Exchange for shares of Class A Common Stock to be issued in its name as set forth below and/or cash, as set forth in the Exchange Agreement.

Legal Name of Company Unitholder:
Address:
Number of Company Units to be Exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Company Units subject to this Election of Exchange are being transferred to the Company free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Company Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Company Units to the Company.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation or the Company, as applicable, the Company Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:
Dated:

Annex D

FORM OF

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [           ], 2014, is entered into by and among ZAIS Group Holdings, Inc., a Delaware corporation (the “Corporation”), and the Holders (as defined herein).

WHEREAS, the Holders are holders of Company Units (as defined herein), which are exchangeable pursuant to terms and conditions of the Exchange Agreement, dated as of the date hereof, among the Corporation, the Company (as defined herein) and the Holders that are a party thereto (the “Exchange Agreement”), for shares of Class A Common Stock, par value $0.0001 per share, of the Corporation (the “Class A Common Stock”); and

WHEREAS, the Corporation desires to provide the Holders with registration rights with respect to the shares of Class A Common Stock that are issued upon such exchange of Company Units pursuant to the Exchange Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1 Definitions.  The following capitalized terms shall have the meanings specified or otherwise referenced in this Section 1.1.

“Adverse Effect” has the meaning set forth in Section 2.1(e).

“Affiliate” means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing. For purposes of the definition of “control,” a general partner or managing member of a Person shall always be considered to control such Person. Notwithstanding the foregoing, for purposes of this Agreement, none of the Holders or their Affiliates, solely by virtue of being members of the Company, shall be considered Affiliates of any other member of the Company, the Company or the Corporation; provided that the Corporation shall be deemed to be an Affiliate of the Company and vice versa.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the board of directors of the Corporation.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire or that are convertible into any of the foregoing.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Corporation” has the meaning set forth in in the Preamble.

“Company” means ZAIS Group Parent, LLC,1 a Delaware limited liability company.

“Company Unit” has the meaning given to such term in the Exchange Agreement.

“Corporation Indemnified Persons” has the meaning set forth in Section 2.6(b).

“Corporation Registrable Securities” has the meaning set forth in Section 2.1(c).

“Covered Company Units” means, with respect to a Holder, such Holder’s Company Units.

“Custody Agreement and Power of Attorney” has the meaning set forth in Section 2.2(g).

“Demanding Holders” has the meaning set forth in Section 2.1(c).

“Demand Registrable Securities” has the meaning set forth in Section 2.1(c).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Notice” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” has the meaning set forth in the Recitals.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Holder” means each holder of one or more Company Units that is a party hereto as of the date hereof or which becomes a party to this Agreement pursuant to Section 3.1(b).

“indemnified party” has the meaning set forth in Section 2.7(c)(i).

“indemnifying party” has the meaning set forth in Section 2.7(c)(i).

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“Law” means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country and each state, commonwealth, city, county, municipality, regulatory body, agency or other political subdivision thereof.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Company, dated as of the date hereof, as the same may be further amended or restated from time to time.

“Losses” has the meaning set forth in Section 2.7(a).

“Member Registrable Securities” has the meaning set forth in Section 2.1(c).

“notice” has the meaning set forth in Section 3.2.

“Other Holders” has the meaning set forth in Section 2.1(c).

“Other Holder Registrable Securities” has the meaning set forth in Section 2.1(c).

“Partner Distribution” has the meaning set forth in Section 2.1(j).

“Permitted Transferee” means any transferee of a Company Unit, the transfer of which was permitted by the LLC Agreement, or share of Class A Common Stock after the date hereof.

“Person” means and includes any individual, corporation, partnership, association, limited liability company, trust, estate or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.2(a).

[1]	Note to draft: ZAIS Group Parent, LLC is former River Rain, LLC.

“Piggyback Registration” has the meaning set forth in Section 2.2(b).

“Prospectus” mean the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form.

“Registrable Securities” means shares of Class A Common Stock that may be delivered in exchange for Company Units pursuant to the Exchange Agreement or any securities issued or issuable with respect to such shares because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, consolidations, or similar events. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144, (iii) they cease to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights hereunder are not assigned to the transferee of the securities in accordance with the terms herein or (v) with respect to any Holder, they first become eligible for resale pursuant to Rule 144 (or any similar rule then in effect under the Securities Act) without regard to volume or manner of sale limitations or current public information requirement set forth therein or are otherwise saleable under an effective registration statement. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Notice” has the meaning set forth in Section 2.1(c).

“Registration Statement” means any registration statement of the Corporation under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions herein, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” has the meaning set forth in Section 2.1(b).

“Stockholder Indemnified Persons” has the meaning set forth in Section 2.7(a).

“Third Party Holder” has the meaning set forth in Section 2.2(a).

“Underwritten Offering” means a registered, public offering in which securities of the Corporation are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“WKSI” shall mean a well-known seasoned issuer, as defined in Rule 405 under the Securities Act.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Demand Registrations.

(a) Subject to the provisions and limitations of this Section 2.1, if the Corporation shall receive a written request (a “Demand Registration Notice”) from any Holder (an “Initiating Holder”) that the Corporation effect a Registration Statement under the Securities Act of the Registrable Securities held by such Initiating Holder on the date thereof (a “Demand Registration”), then the Corporation shall, subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that such Initiating Holder requests to be registered.

(b) A Demand Registration Notice shall specify (i) the number of Registrable Securities requested to be registered, (ii) the anticipated per share price range for such offering (which range may be revised from time to time by the Initiating Holder by written notice to the Corporation to that effect), (iii) the intended methods of disposition and the name of the lead underwriter, if available, and (iv) subject to Section 2.1(f), whether such registration shall be a “shelf” registration pursuant to Rule 415 under the Securities Act (a “Shelf Registration”).

(c) Within 10 days after receipt of a Demand Registration Notice, the Corporation shall give written notice (a “Registration Notice”) of the requested registration to all other Holders that are holders of Registrable Securities (the “Other Holders” and, together with the Initiating Holder, the “Demanding Holders”) and shall include in such registration all Registrable Securities with respect to which the Corporation has received written requests from Other Holders (each of which requests shall specify the Other Holder, the number of Registrable Securities that such Other Holder elects to include in such registration and the intended method of disposition of such Registrable Securities) within 10 days after the receipt of the Registration Notice. The Corporation shall, as promptly as practicable, and in any event within 90 days after the date of the Demand Registration Notice, file a Registration Statement under the Securities Act covering (i) all Registrable Securities that the Initiating Holder requested to be registered (the “Demand Registrable Securities”), (ii) any additional Registrable Securities requested to be included in such registration by any Other Holders, as specified by notice given timely by each such Other Holders to the Corporation (the “Member Registrable Securities”), (iii) any newly issued or treasury securities of the Corporation which the Corporation seeks to have included in such registration (the “Corporation Registrable Securities”), and (iv) any securities of the Corporation proposed to be included in such registration by holders of registration rights granted other than pursuant to this Agreement (the “Other Holder Registrable Securities”).

(d) A Demand Registration Notice (other than a Demand Registration Notice with respect to a Demand Registration that constitutes a Shelf Registration on Form S-3) shall only be binding on the Corporation if the sale of all Registrable Securities requested to be registered (pursuant to such Demand Registration Notice and in response to the Demand Registration Notice) is reasonably expected to result in aggregate gross proceeds in excess of $20,000,000.

(e) If registration pursuant to this Section 2.1 involves an Underwritten Offering and the managing underwriter or underwriters advise the Corporation, in writing, that in its or their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the Corporation or the marketability of the offering (an “Adverse Effect”), the Corporation shall include in such registration (i) first, subject to the following paragraph, all Demand Registrable Securities, (ii) second, subject to the following paragraph, all Member Registrable Securities, (iii) third, subject to the following paragraph, all Company Registrable Securities, and (iv) fourth, subject to the following paragraph, all Other Holder Registrable Securities. If such managing underwriter or underwriters advise the Corporation that only a portion of the Registrable Securities or shares of Class A Common Stock in any of clauses (a) through (d) above may be included in such registration without such Adverse Effect, the Corporation shall include the Registrable Securities and shares of Class A Common Stock from the holders of Registrable Securities in such clause on a pro rata basis based on the relative number of Registrable Securities requested to be so included in a registration (provided that any such amount thereby allocated to any such holder that exceeds such holder’s request shall be reallocated among the remaining requesting holders in a like manner). Any Person (other than Holders of Registrable Securities) that participates in Demand Registrations which are not at the Corporation’s expense must pay their share of any Registration Expenses.

Notwithstanding anything herein to the contrary, if the managing underwriter or managing underwriters (if any) determine that the inclusion of the number of Registrable Securities proposed to be included in any such offering would have an Adverse Effect, the Corporation may exclude such number of Registrable Securities as necessary or desirable to negate such Adverse Effect.

(f) Notwithstanding any other provisions of this Section 2.1, in no event shall any Holder be permitted to (i) request more than one (1) Demand Registration in any twelve (12)-month period; provided that in no event shall the Corporation be obligated to file a Registration Statement relating to any registration request under this Section 2.1 within a period of 180 days after the effective date of any other Registration Statement relating to any registration request under this Section 2.1 or to any registration effected under Section 2.2; or (ii) request a Demand Registration if, at the time such request is made, a Shelf Registration is effective and both includes all of the Registrable Securities of such Holder and permits an Underwritten Offering of such Registrable Securities.

(g) The Corporation shall be entitled to postpone (but not more than once in any twelve-month period), for a reasonable period of time not in excess of 75 days, the filing of a Registration Statement (including a Shelf Registration) if the Corporation delivers to the Holders requesting registration a resolution of the Board that, in the good faith judgment of the Board, such registration and offering would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time that would reasonably be expected to materially adversely affect the Corporation. Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The Holders receiving such resolution shall keep the information contained in such resolution confidential. If the Corporation shall so postpone the filing of a Registration Statement, the Initiating Holder shall have the right to withdraw the request for registration by giving written notice to the Corporation within 20 days of the anticipated termination date of the postponement period, as provided in such resolution delivered to the Holders, and in the event of such withdrawal, such request shall not be counted for purposes of the number of Demand Registrations to which such Holder is entitled pursuant to the terms herein. In addition, a Holder of Registrable Securities may not use a Shelf Registration Statement to effect the sale of any such securities unless such Holder has given the Corporation at least two (2) Business Days advance written notice of the date or dates of a proposed sale of such securities by such Holder pursuant to such Registration Statement (which notice may be given as often as such Holder desires), and upon receipt of such a notice, the Corporation agrees to provide prompt written notice to such Holder if such Shelf Registration Statement is not then usable (whether for reasons described above or otherwise).

(h) If the Corporation has filed a Shelf Registration Statement and has included Registrable Securities therein, the Corporation shall be entitled to suspend (but not more than an aggregate of 90 days in any twelve-month period), for a reasonable period of time not in excess of 90 days, the offer or sale of Registrable Securities pursuant to such Registration Statement by any Holder of Registrable Securities if (i) a “road show” is not then in progress with respect to a proposed offering of Registrable Securities by such Holder pursuant to such Registration Statement and such Holder has not executed an underwriting agreement with respect to a pending sale of Registrable Securities pursuant to such Registration Statement and (ii) the Corporation delivers to the Holders included in such Registration Statement a resolution of the Board that, in the good faith judgment of the Board, such offer or sale would reasonably be expected to materially adversely affect any bona fide material financing of the Corporation or any material transaction under consideration by the Corporation or would require disclosure of information that has not been disclosed to the public and is not otherwise required to be disclosed at that time that would reasonably be expected to materially adversely affect the Corporation.

Such Board resolution shall contain a statement of the reasons for such postponement and an approximation of the anticipated delay. The Holders receiving such resolution shall keep the information contained in such certificate confidential.

(i) The Corporation shall be required to maintain the effectiveness of a Registration Statement (except in the case of a Shelf Registration) with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holder of Registrable Securities refrains from selling any securities included in such registration at the request of (x) an underwriter or (y) the Corporation pursuant to the provisions herein. The Corporation shall be required to maintain the effectiveness of a Registration Statement that is a Shelf Registration with respect to any Demand Registration at all times after the effective date thereof until all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Holder of Registrable Securities whose shares have been included in such Shelf Registration may request that such Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement if the shares of Class A Common Stock of such Holder are the only shares of Class A Common Stock still covered by such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(j) Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that (i) each Demand Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities to allow for a distribution to, and resale by, the direct and indirect partners, members or stockholders of a Holder of Registrable Securities (a “Partner Distribution”) and (ii) the Corporation shall, at the reasonable request of any Holder of Registrable Securities seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution.

(k) At the election of the Initiating Holder, a requested registration pursuant to this Section 2.1 may involve an Underwritten Offering and, in such case, the Initiating Holder, in consultation with the Other Holders, shall have the right to select the investment banker and manager to administer the offering relating to such Demand Registration, subject to the approval of the Board, which shall not be unreasonably withheld, delayed or conditioned.

(l) For purposes of this Section 2.1, a registration shall not be counted as “effected” and shall not be considered a Demand Registration:

(i) unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such Registration Statement or (y) 120 days after the effective date of such Registration Statement; provided, however, that if the failure of any such Registration Statement to become or remain effective in compliance with this Section 2.1(l) is due solely to acts or omissions of the applicable Initiating Holder, such registration requested pursuant to this Section 2.1 will be deemed to have been effected;

(ii) if, after it has become effective, the Registration Statement is subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority prohibiting the sale of Demand Registrable Securities pursuant to such Registration Statement, other than by reason of an act or omission on the part of the Initiating Holder; or

(iii) if, as a result of an exercise of any cutback, a majority of the total number of Registrable Securities that the Initiating Holder has requested to be included in such Registration Statement are not included.

Section 2.2 Piggyback Registration.

(a) If the Corporation proposes to file a registration statement under the Securities Act (i) with respect to an offering of shares of Capital Stock by and for the account of the Corporation (other than a registration statement filed on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan or filed pursuant to Section 2.1 hereof), or (ii) pursuant to registration rights of another stockholder of the Corporation (a “Third Party Holder”), then, each such time, the Corporation shall give prompt written notice of such proposed filing at least 15 Business Days before the anticipated filing date (the “Piggyback Notice”) to all of the Holders holding Registrable Securities.

(b) The Piggyback Notice shall offer such Holders the opportunity to include in such registration statement the number of Registrable Securities as each such Holder may request (a “Piggyback Registration”). Subject to Section 2.2(d), the Corporation shall include in each such Piggyback Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after notice has been given to the applicable Holder. The Holders exercising their rights under Section 2.2(b) shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Corporation shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration beyond the earlier to occur of (i) 180 days after the effective date therefore and (ii) the date on which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that any Holder of Registrable Securities that has been included in such Shelf Registration may request that such Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement if the shares of Class A Common Stock of such Holder are the only shares of Class A Common Stock still covered by such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(c) The Corporation shall use its reasonable best efforts to cause the managing underwriter of a proposed Underwritten Offering to permit Holders of Registrable Securities requested to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any other shares of Capital Stock, if any, of the Corporation included therein.

(d) Notwithstanding Sections 2.2(b) and (c), if registration pursuant to this Section 2.2 involves an Underwritten Offering and if the managing underwriter or underwriters of such Underwritten Offering have informed the Corporation, in writing, that in its or their view the total number or dollar amount of shares of Capital Stock that the Holders, the Corporation and any other Persons having rights to participate in such registration, intend to include in such offering is such as to have an Adverse Effect on such offering, then the number of shares of Capital Stock that in the opinion of such managing underwriter or underwriters can be sold without adversely affecting such offering shall be included in the following order:

(i) first, shares of Capital Stock for the account of the Corporation if the Corporation initiated the filing of the Registration Statement with respect to an offering for its own account as referenced under Section 2.2(a)(i) or a Third Party Holder;

(ii) second, Registrable Securities requested hereunder by the Holders to be included in such Piggyback Registration, in each case pro rata based on the amount of all such shares of Registrable Securities requested to be included by such Holders;

(iii) third, shares of Capital Stock for the account of the Corporation if the Corporation did not initiate the filing of the Registration Statement as referenced under Section 2.2(a)(i); and

(iv) fourth, shares of Capital Stock for the account of any other Persons, pro rata based on the number of shares of Capital Stock requested to be included by the holders thereof;

provided, however, that with respect to any Piggyback Registration pursuant to the registration rights of a stockholder of the Corporation that is not a Holder, such order shall be determined in accordance with the terms of the registration rights agreement between such stockholder and the Corporation; and provided, further, that for so long as a Holder holds at least five percent (5%) of the Class A Units (as defined in the LLC Agreement) outstanding immediately following the closing of the Investment Transaction (as defined in the LLC Agreement) or shares of Class A Common Stock into which such Class A Units have been exchanged pursuant to the Exchange Agreement, the Corporation shall not grant registration rights to another stockholder of the Corporation on terms more favorable than this Agreement (and any such registration rights shall not conflict with this Agreement) without the consent of such Holder.

(e) Notwithstanding anything contained herein to the contrary, if the Corporation has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2.1 or pursuant to this Section 2.2, and if such previous registration has not been withdrawn or abandoned, the Corporation shall not be obligated to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the date such previous registration became effective.

(f) Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that (i) any Piggyback Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities to allow for a Partner Distribution and (ii) the Corporation shall, at the reasonable request of any Holder of Registrable Securities seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Holder to effect such Partner Distribution. Notwithstanding anything herein to the contrary, if the managing underwriter or managing underwriters (if any) determine that the inclusion of the number of Registrable Securities proposed to be included in any such offering would have an Adverse Effect, the Corporation may exclude such number of Registrable Securities as necessary or desirable to negate such Adverse Effect.

(g) Upon delivering a request under this Section 2.2, a Holder will, if requested by the Corporation, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Corporation with respect to such Holder’s Registrable Securities to be registered pursuant to this Section 2.2 (a “Custody Agreement and Power of Attorney”). The Custody Agreement and Power of Attorney will provide, among other things, that the Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Holder’s behalf with respect to the matters specified therein. Such Holder also agrees to execute such other agreements as the Corporation may reasonably request to further evidence the provisions of this Section 2.2.

(h) The Corporation shall have the right to terminate or withdraw any registration initiated by it as referenced under Section 2.2(a)(i).

Section 2.3 Form S-3 Registration.

(a) Notwithstanding the provisions of Sections 2.1 and 2.2, at such time as the Corporation shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, in case the Corporation shall receive from any Holder a written request or requests that the Corporation effect a registration on Form S-3 with respect to all or a part of the Registrable Securities held by such Holder, which request shall (a) specify the number of Registrable Securities intended to be sold or disposed of and the holders thereof and (b) the intended method of distribution, including the name of the lead underwriter, if available, the Corporation will use its commercially reasonable efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

(i) if the requesting Holder proposes to sell Registrable Securities and such other securities (if any) that would result in aggregate gross proceeds of less than $10,000,000;

(ii) if within 30 days of receipt of a written request from the Holder pursuant to this Section 2.3, the Corporation gives notice to such Holder of the Corporation’s intention to make a public offering within 90 days, other than pursuant to a Registration Statement relating to any employee benefit plan or with respect to any reorganization or other transaction under Rule 145 of the Securities Act (or successor rule thereto);

(iii) if a Shelf Registration is then effective and includes all of the Registrable Securities of such Holder and permits an Underwritten Offering of such Registrable Securities;

(iv) if the Corporation has already effected 3 registrations on Form S-3 for the requesting Holders in the immediately preceding 12-month period; or

(v) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b) To the extent the Corporation is a WKSI at the time that the Shelf Registration Statement is to be filed, the Corporation shall file an automatic Shelf Registration Statement which covers such Registrable Securities.

(c) Registrations effected pursuant to this Section 2.3 shall not be counted as demands for registrations effected pursuant to Section 2.1.

Section 2.4 Holdback Agreements; Notice Requirements.  Each Holder agrees that if requested in writing in connection with an Underwritten Offering made pursuant to a Registration Statement for which such Holder has registration rights pursuant to this Article II by the managing underwriter or underwriters of such Underwritten Offering, such Holder will not effect any public sale or distribution, including any sale pursuant to Rule 144, of any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except as part of such Underwritten Offering) or give any Demand Notice during the period beginning 30 days prior to, and ending 90 days after, the effective date of any such underwritten registration, except as part of any such underwritten registration (or for such shorter period as to which the managing underwriter or underwriters may agree, provided that such shorter period or longer period as required by applicable Law applies equally to all Holders).

Section 2.5 Registration Procedures.  If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Corporation shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a) Prepare and file with the SEC a Registration Statement on any form which shall be available for the sale of the Registrable Securities by the Holders thereof or the Corporation in accordance with the intended method or methods of distribution thereof (including a Partner Distribution), and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided that no later than 10 days before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Corporation shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of such Holders, counsel and managing underwriters. With respect to a Demand Registration that covers the Registrable Securities of a Holder, such Holder and its counsel shall have the opportunity to object to any information pertaining to such

Holder that is contained in such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) before it is filed with the SEC, and the Corporation will make the corrections reasonably requested by such Holder prior to such filing with the SEC.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided that any Holder of Registrable Securities that has been included on a Shelf Registration may request that such Holder’s Registrable Securities be removed from such Registration Statement, in which event the Corporation shall promptly either withdraw such Registration Statement or file a post-effective amendment to such Registration Statement removing such Registrable Securities.

(c) Notify each selling Holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing:

(i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(ii) of any notice from the SEC that there will be a review of a Registration Statement and, to the extent requested by a Holder, promptly provide such Holders, their counsel and the managing underwriters, if any, with a copy of any SEC comments received by the Corporation in connection therewith;

(iii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information;

(iv) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(v) if at any time the representations and warranties of the Corporation contained in any agreement (including any underwriting agreement) contemplated by Section 2.5(o) cease to be true and correct;

(vi) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

(vii) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e) If requested by the managing underwriters, if any, or any Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received such request.

(f) Furnish or make available to each selling Holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least five conformed copies of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested by such Holder, counsel or underwriter).

(g) Deliver to each selling Holder of Registrable Securities, its counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with the distribution of the Registrable Securities; and the Corporation, subject to the last paragraph of this Section 2.5, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto.

(h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(i) Unless the Registrable Securities to be sold are uncertificated, cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within ten Business Days prior to having to issue the securities.

(j) Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Corporation will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

(k) Upon the occurrence of any event contemplated by Section 2.5(c)(vii), prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(l) Prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities.

(m) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(n) Use its commercially reasonable efforts to cause all shares of Registrable Securities covered by such Registration Statement to be authorized to be listed on a national securities exchange if shares of that particular class of Registrable Securities are at that time listed on such exchange.

(o) In connection with an Underwritten Offering, enter into such customary agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection:

(i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested;

(ii) use its commercially reasonable efforts to furnish to the selling Holders of such Registrable Securities opinions of counsel and a negative assurance letter from counsel to the Corporation and updates thereof (which counsel, opinions and letter (in form, scope and substance, in the case of such opinions and such letter) shall be reasonably satisfactory to the selling Holders of such Registrable Securities, the managing underwriters, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions and negative assurance letters requested in Underwritten Offerings and such other matters as may be reasonably requested by such Holders, counsel and underwriters;

(iii) use commercially reasonable efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Corporation (and, if necessary, any other independent certified public accountants of any subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, which form and substance shall be acceptable to the selling Holders of the Registrable Securities;

(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 2.7 with respect to all parties to be indemnified pursuant to Section 2.7; and

(v) deliver such documents and certificates as may be reasonably requested by any Holder of Registrable Securities being sold, such Holder’s counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 2.5(o)(i) and to evidence compliance with the conditions contained in the underwriting agreement or other agreement entered into by the Corporation. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

(p) To the extent not prohibited by applicable Law, make available for inspection by the selling Holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and cause the officers, directors and employees of the Corporation and its subsidiaries to supply all information in each case reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement; provided that if (1) the Corporation believes after consultation with counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information or (2) either (x) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (y) the Corporation reasonably determines in good faith that such records are confidential and so notifies the Persons requesting the records in writing, the Corporation shall not be required to provide such information unless prior to furnishing any such information with respect to (1) or (2) such Person requesting the records in writing agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that any information that is not publicly available at the time of delivery of such information shall be kept confidential by such Persons (other than disclosure by such Persons to such Persons’ respective affiliates) unless:

(i) disclosure of such records is necessary to avoid or correct a misstatement or omission in the Registration Statement;

(ii) disclosure of such information is required by court or administrative order or other legal process;

(iii) disclosure of such information is required by Law; or

(iv) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person.

In the case of a proposed disclosure pursuant to (ii) or (iii) above, such Person shall be required to give the Corporation written notice of the proposed disclosure prior to such disclosure and, if requested by the Corporation, assist the Corporation in seeking to prevent or limit the proposed disclosure.

(q) Comply with all applicable rules and regulations of the SEC and make available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, or any similar rule promulgated under the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Corporation after the effective date of a Registration Statement, which statements shall cover one of said 12-month periods.

(r) Cause its officers to be reasonably available to provide customary due diligence sessions in connection with any offering and to participate in customary “road show” presentations in connection with any Underwritten Offerings.

Notwithstanding anything contained herein to the contrary, the Corporation hereby agrees that any Demand Registration that is a Shelf Registration shall contain all language (including on the Prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by a Holder of Registrable Securities.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 2.5(c)(iii), 2.5(c)(iv), 2.5(c)(v), 2.4(c)(vi) or 2.5(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder is advised in writing by the Corporation that the disposition may be resumed and, if applicable, has received copies of the supplemented or amended Prospectus contemplated by Section 2.5(k), together with any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided that the Corporation shall extend the time periods under Section 2.1 with respect to the length of time that the effectiveness of a Registration Statement must be maintained by the amount of time the Holder is required to discontinue disposition of such securities.

Section 2.6 Registration Expenses.

(a) All reasonable fees and expenses incident to the performance of or compliance with the provisions of this Agreement by the Corporation, including:

(i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Financial Industry Regulatory Authority and the SEC, (B) of compliance with securities or “blue sky” laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 2.5(h) and (C) of listing and registration with a national securities exchange or national market interdealer quotation system);

(ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Corporation and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in any Registration Statement);

(iii) messenger, telephone and delivery expenses of the Corporation;

(iv) fees and disbursements of counsel for the Corporation;

(v) expenses of the Corporation incurred in connection with any road show;

(vi) reasonable fees and disbursements of all independent certified public accountants referred to in Section 2.5(o)(iii) (including the expenses of any “cold comfort” letters required herein) and any other Persons, including special experts retained by the Corporation;

(vii) rating agency fees; and

(viii) reasonable fees and disbursements of one counsel for the Holders of Registrable Securities whose shares are included in a Registration Statement (which counsel shall be selected by the Holders of a majority of the Registrable Securities included in such Registration Statement);

shall be borne by the Corporation whether or not any Registration Statement is filed or becomes effective. In addition, the Corporation shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.

(b) The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder of Registrable Securities or by any underwriter (except as set forth in Sections 2.7(a)(i)(B) and 2.7(a)(viii)), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation) or (iii) any other expenses of the Holders of Registrable Securities not specifically required to be paid by the Corporation pursuant to Section 2.7(a). Notwithstanding anything in this Agreement to the contrary, all costs, expenses and indemnification obligations of the Corporation under this Agreement shall be reimbursed by (or borne by) ZAIS Group Parent, LLC.

Section 2.7 Indemnification.

(a) Indemnification by the Corporation.  The Corporation shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by Law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the affiliates, officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, accountants, attorneys, agents and employees of each such controlling person (collectively, the “Stockholder Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, costs (including reasonable out-of-pocket costs of preparation and reasonable attorneys’ fees and any legal or other reasonable out-of-pocket fees or expenses incurred by such party in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon:

(i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance;

(ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(iii) any violation by the Corporation of the Securities Act or state securities or “blue sky” laws or, in each case, any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification, or compliance, and will reimburse each such Stockholder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action;

provided that the Corporation will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) in reliance upon and in conformity with written information furnished to the Corporation by such Holder or underwriter specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular, or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like).

It is agreed that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld). The Corporation also agrees to indemnify any underwriter of Registrable Securities and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Stockholder Indemnified Persons in this Section 2.7(a).

(b) Indemnification by Holders of Registrable Securities.  In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Corporation in writing such information as the Corporation reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by

Law, severally and not jointly, the Corporation, its directors, officers, managers, accountants, attorneys, agents and employees, each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, stockholders, accountants, attorneys, agents or employees of such controlling persons (collectively, the “Corporation Indemnified Persons”), from and against all Losses arising out of or based upon: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like) incident to any such registration, qualification, or compliance; or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such Corporation Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by such Holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, offering circular or other document (including any related Registration Statement, “issuer free writing Prospectus” (as defined in Rule 433 under the Securities Act), “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, notification or the like); provided that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that the liability of each selling Holder of Registrable Securities hereunder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement. Each such Holder also agrees to indemnify any underwriter of Registrable Securities and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter, on substantially the same basis as that provided to the Corporation Indemnified Persons in this Section 2.7(b).

(c) Conduct of Indemnification Proceedings.

(i) If any Person shall be entitled to indemnity under this Section 2.7 (an “indemnified party”), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the “indemnifying party”) of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure.

(ii) The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to, unless in the indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume, at the indemnifying party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided that an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:

(A) the indemnifying party agrees to pay such fees and expenses;

(B) the indemnifying party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party (in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding);

(C) the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party; or

(D) the named parties to any such claim or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (which may include that the indemnified party shall have reasonably concluded that there may be one or more legal or equitable defense available to such indemnified party which conflict with those available to the indemnifying party); provided, further, that the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.

(iii) Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

(d) Contribution.

(i) If the indemnification provided for in this Section 2.7 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(iii) Notwithstanding the provisions of this Section 2.7(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Registrable Securities sold by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iv) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(v) The obligation of each selling Holder of Registrable Securities to contribute pursuant to this Section 2.7(d) is several, and not joint, in proportion to the net proceeds of the offering received by such selling Holder in relation to the total net proceeds of the offering received by all of the selling Holders.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 2.8 Participation in Public Offering.  No Holder may participate in any Public Offering hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 2.9 Other Indemnification.  Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Corporation and the registering Holder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.10 Rule 144.  At all times after the Corporation has filed a Registration Statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Corporation will timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time, to enable such Holder to sell, without registration, Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the SEC, including furnishing to any Holder of Registrable Securities, so long as such Holder owns any Registrable Securities, forthwith upon request:

(a) a written statement by the Corporation that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time after the Corporation has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Corporation so qualifies);

(b) a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation; and

(c) such other information as may be reasonably requested in availing any such Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Corporation has become subject to the reporting requirements under the Exchange Act) or pursuant to such Form S-3 (at any time after the Corporation so qualifies to use such form).

Section 2.11 Parties in Interest.  Each Holder shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Holder’s election to participate in a registration under this Article II. To the extent Company Units are effectively transferred in accordance with the terms of the LLC Agreement, the Permitted Transferee of such Company Units shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(b).

ARTICLE III

MISCELLANEOUS

Section 3.1 Term of this Agreement; Termination of Certain Provisions.

(a) The term of this Agreement shall continue until such time as no Holder holds any Covered Company Units or Registrable Securities. This Agreement may be amended only with the consent of the Corporation and the Holders of all Covered Company Units.

(b) Any Permitted Transferee of a Holder or any holder of one or more Class B Units (as defined in the Exchange Agreement) following the date hereof (an “Additional Holder”) shall be entitled to become a party to this Agreement as a Holder; provided that such Permitted Transferee or Additional Holder, as applicable, shall first sign an agreement in the form reasonably approved by the Corporation acknowledging that such Permitted Transferee or Additional Holder is bound by the terms and provisions of this Agreement. Except as set forth in this Section 3.1(b), a Holder may not assign or transfer any of its rights or obligations under this Agreement.

Section 3.2 Notifications.  Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested or sent by recognized overnight delivery service, electronic mail (e-mail) or by facsimile transmittal. Any notice sent by confirmed e-mail or facsimile must be sent simultaneously by another method described in the prior sentence. A notice must be addressed:

(a)	If to the Corporation at:

ZAIS Group Parent, LLC
2 Bridge Avenue
Red Bank, NJ 07701
Fax: (732) 747-7619
E-mail: Christian.Zugel@zaisgroup.com
Attention: Christian Zugel

with copies to:

ZAIS Group Parent, LLC
2 Bridge Avenue
Red Bank, NJ 07701
Fax: (732) 747-7619
E-mail: Howard.Steinberg@zaisgroup.com
Attention: Howard Steinberg, Esq.

and

McDermott Will & Emery LLP
340 Madison Avenue
New York, NY 10173
Fax: (646) 390-3386
E-mail: tgiegerich@mwe.com
Attention: Thomas Giegerich

and

McDermott Will & Emery LLP
500 North Capitol Street, N.W.
Washington, DC 20001
Fax: (202) 756-8087
E-mail: tconaghan@mwe.com
Attention: Thomas Conaghan

and

Bingham McCutchen LLP
355 Grand Street, Suite 4400
Los Angeles, CA 90071-3106
Fax: (213) 830-8770
E-mail: Janice.liu@bingham.com
Attention: Janice Liu

and

Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022
Fax: (212) 702-3625
E-mail: Floyd.wittlin@bingham.com
Attention: Floyd Wittlin

(b) If to any Holder, to the address and other contact information set forth in the records of the Corporation from time to time.

A notice delivered personally will be deemed given only when accepted or refused by the Person to whom it is delivered. A notice that is sent by mail will be deemed given: (i) three (3) Business Days after such notice is mailed to an address within the United States of America or (ii) seven (7) Business Days after such notice is mailed to an address outside of the United States of America. A notice sent by recognized overnight delivery service will be deemed given when received or refused. A notice sent by e-mail or facsimile shall be deemed given upon receipt of a confirmation of such transmission, unless such receipt occurs after normal business hours, in which case such notice shall be deemed given as of the next Business Day. Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; thereafter, notices are to be directed to those substitute addresses or addressees.

Section 3.3 Complete Agreement.  This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements or arrangements (written and oral), including any prior representation, statement, condition or warranty between the parties relating to the subject matter hereof and thereof. Notwithstanding anything in this Agreement to the contrary, the Holders shall be subject to limitations on exchange of Company Units for Class A Common Stock pursuant to the Exchange Agreement.

Section 3.4 Applicable Law; Venue; Waiver of Jury Trial.

(a) The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

(b) Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party hereto with respect thereto. The parties hereto each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

(c) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.4.

Section 3.5 References to this Agreement; Headings.  Unless otherwise indicated, “Articles,” “Sections,” “Subsections”, “Clauses”, “Exhibits” and “Schedules” mean and refer to designated Articles, Sections, Subsections, Clauses, Exhibits and Schedules of this Agreement. Words such as “herein,” “hereby,” “hereinafter,” “hereof,” “hereto,” and “hereunder” refer to this Agreement as a whole, unless the context indicates otherwise. All headings in this Agreement are for convenience of reference only and are not intended to define or limit the scope or intent of this Agreement. All exhibits and schedules referred to herein, and as the same may be amended from time to time, are by this reference made a part hereof as though fully set forth herein.

Section 3.6 Binding Provisions.  This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective personal and legal representatives, heirs, executors, successors and permitted assigns.

Section 3.7 Construction.  Common nouns and pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person, Persons or other reference in the context requires. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto. Any reference to any statute, law, or regulation, form or schedule shall include any amendments, modifications, or replacements thereof. Any reference to any agreement, contract or schedule, unless otherwise stated, shall include any amendments, modifications, or replacements thereof. Whenever used herein, “or” shall include both the conjunctive and disjunctive unless the context requires otherwise, “any” shall mean “one or more,” and “including” shall mean “including without limitation.”

Section 3.8 Severability.  It is expressly understood and agreed that if any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law so long as the economic or legal substance of the matters contemplated by this Agreement is not affected in any manner materially adverse to any party. If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. If such court of competent jurisdiction does not so replace an invalid or unenforceable term or provision, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the matters contemplated hereby are fulfilled to the fullest extent possible.

Section 3.9 Counterparts.  This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 3.10 No Third Party Beneficiaries.  Except as provided in Section 2.6, this Agreement is not intended to, and does not, provide or create any rights or benefits of any Person other than the parties hereto and their successors and permitted assigns.

Section 3.11 Mutual Drafting.  The parties hereto are sophisticated and have been represented by attorneys throughout the transactions contemplated hereby who have carefully negotiated the provisions hereof. As a consequence, the parties do not intend that the presumptions of laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any agreement or instrument executed in connection herewith, and therefore waive their effects.

Section 3.12 Rights and Remedies Cumulative.  The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.13 Amendments.  The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation and (ii) Holders collectively holding more than fifty percent (50%) of all issued and outstanding (A) Registrable Securities and (B) other securities which are exchangeable into Registrable Securities, including, without limitation, the Class A Units, in each case taken together on an as-exchanged basis.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the date indicated.

ZAIS GROUP HOLDINGS, INC.

By:	Name: Title:

HOLDERS:
[INSERT SIGNATURE BLOCKS]

Annex E

FORM OF

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (the “Agreement”) dated as of [           ], 2014 (the “Effective Date”) is hereby entered into by and among ZAIS Group Holdings, Inc., a Delaware corporation (“Holdings”), and each of the undersigned parties hereto or hereafter identified as Non-Holdings Members (as such term is defined below), and each of their respective successors and assigns.

RECITALS

WHEREAS, prior to the Effective Date, the Founder Members (as such term is defined below) owned 100% of the membership interests in ZAIS Group Parent, LLC, a Delaware limited liability company (“ZGP”), which is treated as a partnership for United States federal income tax purposes;

WHEREAS, on the Effective Date, pursuant to that certain Investment Agreement by and between Holdings and the Founder Members, concurrently with the recapitalization of ZGP into membership interests denominated as “Units,” pursuant to which Units were issued to the Founder Members, Holdings contributed cash to ZGP in exchange for Units and became the sole managing member of ZGP (the “Investment Transaction”);

WHEREAS on the Effective Date, Holdings and the Founder Members entered into that certain Second Amended and Restated Limited Liability Company Agreement of ZGP, dated as of the Effective Date (the “LLC Agreement”);

WHEREAS, pursuant to the Investment Agreement, additional Units may be released to the Founder Members through the period ending five years after the Effective Date (“Additional Founder Units”);

WHEREAS, ZGP, Holdings and the Founder Members have entered into that certain Exchange Agreement, dated as of the Effective Date (the “Exchange Agreement”);

WHEREAS, under the LLC Agreement, additional Units (denominated as Class B Units in the LLC Agreement) hereafter may be issued to certain key employees of ZGP or its Subsidiaries (the “Employee Members”) in consideration for their services and the holders of Class B Units hereafter may become parties to the Exchange Agreement;

WHEREAS, pursuant to the Exchange Agreement and the LLC Agreement and as and to the extent specified therein, the Units held by Non-Holdings Members (including, for the avoidance of doubt, any Additional Founder Units and Vested Class B Units) may be exchanged with Holdings for (i) shares of Class A common stock of Holdings, par value $0.0001 per share (“Class A Shares”), or (ii) at the option of Holdings, (A) cash or (B) a combination of Class A Shares and cash, and, in each case, the right to certain payments under this Agreement (each, an “Exchange”);

WHEREAS, ZGP and each of its direct and (to the extent owned through a chain of pass-through entities) indirect subsidiaries (if any) which is treated as a partnership for United States federal income tax purposes (ZGP, such subsidiaries, and any direct or (to the extent owned through a chain of pass-through entities) indirect subsidiary that is disregarded as an entity separate from its owner, together, the “ZGP Group”) have, or will have, in effect an election under Section 754 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for each Taxable Year (as such term is defined below) in which an Exchange occurs, which election is intended to result in an adjustment to the tax basis of the assets owned by the ZGP Group (solely with respect to Holdings) at the time of an Exchange (such time, the “Exchange Date”);

WHEREAS, the income, gain, loss, deduction and other Tax (as such term is defined below) items of Holdings may be affected by (i) the Basis Adjustments (as such term is defined below) and (ii) the Imputed Interest (as such term is defined below); and

WHEREAS, the parties to this Agreement desire to make certain arrangements with respect to the effect of the Basis Adjustments and Imputed Interest on the liability for Taxes of Holdings and certain other matters.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions.  As used in this Agreement, the terms set forth in this Article 1 shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Additional Founder Units” is defined in the Recitals.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means LIBOR plus 100 basis points.

“Agreement” is defined in the introductory paragraph.

“Amended Schedule” is defined in Section 2.4(b).

“Basis Adjustment” means the adjustment to the tax basis of a Reference Asset, whether as reported on a Tax Return or as a result of a Determination, under sections 732, 734(b), 743(b) and 1012 of the Code, as applicable, and any other similar or successor provisions of the Code (both in situations where, as a result of one or more Exchanges, ZGP becomes an entity that is disregarded as separate from its owner for tax purposes and in situations where, following an Exchange, ZGP remains in existence as an entity for United States federal income tax purposes) and, in each case, comparable sections of foreign, state and local income and franchise tax laws, arising by reason of the Investment Transaction or the Exchange Agreement (or any Exchange thereunder) and all payments under this Agreement. For the avoidance of doubt, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred.

“Beneficial Owner” of a security means a Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Board” means the Board of Directors of Holdings.

“Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close.

“Change of Control” means the occurrence of any of the following events after the date hereof:

(i)	there is consummated, in accordance with the Holdings’ certificate of incorporation and applicable law, the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Holdings’ assets (determined on a consolidated basis), including a sale of all Class A Units (as defined in the LLC Agreement) held by Holdings, to any Person or “group” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or any successor provisions thereto), excluding a group of Persons which includes Christian M. Zugel or his Affiliates or the Control Shares Trust;
(ii)	any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d)(3) of the Exchange Act, or any successor provisions thereto, is or becomes the beneficial owner, directly or indirectly, of securities of Holdings representing more than fifty percent (50%) of the combined voting power of the Holdings’ then outstanding Voting Securities (as defined in the Exchange Agreement), excluding a group of Persons which includes Christian M. Zugel or his Affiliates or the Control Shares Trust;
(iii)	there is consummated a merger or consolidation of Holdings with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the Person surviving the merger or, if the surviving Person is a Subsidiary, the ultimate parent thereof, or (y) the Voting Securities immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving Person is a Subsidiary, the ultimate parent thereof; or
(iv)	the stockholders of Holdings and the Board approve a plan of complete liquidation or dissolution of Holdings.

Notwithstanding the foregoing, except with respect to clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which (A) the record holders of the shares of Capital Stock (as defined in the LLC Agreement) of Holdings immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of Holdings immediately following such transaction or series of transactions or (B) Holdings is the surviving entity and its Class A Shares continue to be registered under Section 12(b) or 12(g) of the Exchange Act and continue to be publicly traded.

“Change of Control Termination Date” means the date of a Change of Control Termination Notice for purposes of determining the Change of Control Termination Payment.

“Change of Control Termination Effective Date” is defined in Section 4.2.

“Change of Control Termination Notice” is defined in Section 4.2.

“Change of Control Termination Payment” is defined in Section 4.3(b).

“Change of Control Termination Schedule” is defined in Section 4.2.

“Class A Shares” is defined in the Recitals.

“Code” is defined in the Recitals.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Control Shares Trust” means the ZGH Class B Voting Trust.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means, with respect to each Non-Holdings Member, the cumulative amount of Realized Tax Benefits for all Taxable Years of Holdings, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment with respect to each Non-Holdings Member for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination, or, if applicable, the Early Termination Schedule, Change of Control Termination Schedule, or amendments thereto.

“Default Rate” means LIBOR plus 500 basis points.

“Determination” shall have the meaning ascribed to such term in section 1313(a) of the Code or similar provision of foreign, state and local tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax. A Determination shall include the expiration of all periods of limitations relating to the assessment of Tax for a Taxable Year.

“Dispute” has the meaning set forth in Section 7.8(a).

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Effective Date” is defined in Section 4.2.

“Early Termination Notice” is defined in Section 4.2.

“Early Termination Payment” is defined in Section 4.3(b).

“Early Termination Rate” means LIBOR plus 100 basis points.

“Early Termination Schedule” is defined in Section 4.2.

“Exchange” is defined in the Recitals.

“Exchange Agreement” is defined in the Recitals.

“Exchange Basis Schedule” is defined in Section 2.2.

“Exchange Date” is defined in the Recitals.

“Expert” is defined in Section 7.9.

“Founder Member” means each holder of Units of ZGP who is a party to this Agreement as of the Effective Date, other than Holdings.

“Founder Member Representative” has the meaning set forth in the LLC Agreement.

“Holdings” is defined in the opening paragraph.

“Holdings Return” means the United States federal, and/or foreign, and/or state and/or local Tax Return, as applicable, of Holdings filed with respect to Taxes for any Taxable Year.

“Hypothetical Tax Liability” means, for purposes of determining a payment hereunder by Holdings to a Non-Holdings Member in respect of a Taxable Year, the amount that would constitute the liability for Taxes of Holdings and, without duplication, the ZGP Group Members (but only with respect to Taxes imposed on the ZGP Group Members and allocable to Holdings, or to the other members of the consolidated group of which Holdings is the parent, for the Taxable Year), in each case using the same methods, elections, conventions and similar practices as are used on the relevant Holdings Return, if there were excluded, in making such determination, (1) any aggregate increase or decrease in Tax liability for the Taxable Year attributable to Basis Adjustments arising as a result of Exchanges by or otherwise relating to such Non-Holdings Member, including by reason of any payments under this Agreement to such Non-Holdings Member (other than payments of Imputed Interest); and (2) any deductions attributable to Imputed Interest with respect to payment obligations under this Agreement to such Non-Holdings Member for the Taxable Year. For the avoidance of doubt, Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to such Basis Adjustment or Imputed Interest.

“Imputed Interest” shall mean any interest imputed under section 1272, 1274 or 483 or any other provision of the Code and any similar provision of foreign, state, and local tax law, as applicable, with respect to Holdings’ payment obligations under this Agreement.

“Interest Amount” is defined in Section 3.1(b).

“Investment Transaction” is defined in the Recitals.

“IRS” means the United States Internal Revenue Service.

“LIBOR” means during any period, an interest rate per annum equal to the one-year LIBOR reported, on the date two (2) days prior to the first day of such period, on the Telerate Page 3750 (or if such screen shall cease to be publicly available, as reported on Reuters Screen page “LIBOR01” or by any other publicly available source of such market rate) for London interbank offered rates for United States dollar deposits for such period.

“LLC Agreement” is defined in the Recitals.

“Market Value” means the average of the Closing Price (as defined in the LLC agreement) of one Class A Share during the period of ten (10) consecutive Business Days ending on the measurement date; provided, that if the Class A Shares are listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading.

“Material Objection Notice” has the meaning set forth in Section 4.2.

“Net Tax Benefit” is defined in Section 3.1(b).

“Non-Holdings Members” means each Founder Member, each Employee Member that executes a Joinder Agreement in the form attached hereto as Exhibit A and any other Person that is issued Units from time to time and, with the consent of Holdings and the Founder Member Representative, becomes entitled to the benefits of this Agreement.

“Non-Stepped Up Tax Basis” means, with respect to any Reference Asset at any time, the tax basis that such asset would have had at such time if no Basis Adjustments had been made.

“Objection Notice” has the meaning set forth in Section 2.4(a).

“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.

“Person” means and includes any individual, bank, savings association, corporation, partnership (limited, general, exempted or otherwise), limited liability company, limited company, company, exempted company, société anonyme, unit trust, joint-stock company, trust, estate or unincorporated organization.

“Pre-Exchange Transfer” means any transfer (including upon the death of a Non-Holdings Member) or distribution in respect of one or more Units (i) that occurs prior to an Exchange of such Units, and (ii) to which section 743(b) or 734(b) of the Code applies.

“Qualified Tax Advisor” means KPMG LLP, or any other law or accounting firm that is internationally recognized as being expert in Tax matters and that is reasonably acceptable to Holdings.

“Realized Tax Benefit” means, for purposes of determining a payment hereunder by Holdings to a Non-Holdings Member in respect of a Taxable Year, the excess, if any, of (a) the Hypothetical Tax Liability determined with reference to such Non-Holdings Member in respect of the Taxable Year over (b) the “actual” liability for Taxes of (i) Holdings and (ii) without duplication, the ZGP Group Members (but only with respect to Taxes imposed on the ZGP Group Members that are allocable to Holdings or to the other members of the consolidated group of which Holdings is the parent for such Taxable Year), in each case using the same methods, elections, conventions and similar practices used on the relevant Holdings Return, such “actual” liability to be computed with the adjustments described in this Agreement (including, for the avoidance of doubt, the application of the Valuation Assumptions when provided for in this Agreement). If all or a portion of the actual tax liability of Holdings (or the ZGP Group Members, as described above) for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

“Realized Tax Detriment” means, for purposes of determining a payment hereunder by Holdings to a Non-Holdings Member in respect of a Taxable Year, the excess, if any, of (a) the “actual” liability for Taxes of (i) Holdings and (ii) without duplication, the ZGP Group Members (but only with respect to Taxes imposed on the ZGP Group Members that are allocable to Holdings or to the other members of the consolidated group of which Holdings is the parent for such Taxable Year), in each case using the same methods, elections, conventions and similar practices used on the relevant Holdings Return, over (b) the Hypothetical Tax Liability determined with reference to such Non-Holdings Member in respect of the Taxable Year, such “actual” liability to be computed with the adjustments described in this Agreement (including, for the avoidance of doubt, the application of the Valuation Assumptions when provided for in this Agreement). If all or a portion of the actual tax liability of Holdings (or the ZGP Group Members, as described above) for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

“Reconciliation Dispute” has the meaning set forth in Section 7.9.

“Reconciliation Procedures” has the meaning set forth in Section 2.4(a).

“Reference Asset” means an asset that is held by any member of ZGP Group at the time of an Exchange. A Reference Asset also includes any asset that is “substituted basis property” under section 7701(a)(42) of the Code with respect to a Reference Asset.

“Required Independent Directors” has the meaning set forth for such term in the LLC Agreement.

“Schedule” means any of the following: (a) an Exchange Basis Schedule, (b) a Tax Benefit Schedule, (c) the Early Termination Schedule, or (d) the Change of Control Termination Schedule.

“Senior Obligations” is defined in Section 5.1.

“Subsidiaries” means, with respect to any Person, another Person in which such first Person owns, directly or indirectly, an amount of voting securities, other voting ownership or voting partnership interests which is sufficient to elect at least a majority of its board of directors or other governing body (or if there are no such voting interests, 50% or more of the equity interests of such Person); provided that no hedge fund, fund of fund, or other pooled investment vehicle or any Subsidiaries of such Person shall be deemed to be a Subsidiary of Holdings unless a majority of the economic interests of such Person are owned by Holdings or any of its Subsidiaries.

“Tax Benefit Payment” is defined in Section 3.1(b).

“Tax Benefit Schedule” is defined in Section 2.3(a).

“Tax Return” means any return, declaration, report or similar statement required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

“Taxable Year” means a taxable year of Holdings as defined in Section 441(b) of the Code or comparable section of foreign, state or local tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the Effective Date.

“Taxes” means any and all taxes, assessments or similar charges that are based on or measured with respect to any income or profits, or that are imposed in lieu of or are in the nature of an income tax, including any franchise taxes, imposed by any federal, foreign, state or local Taxing Authority, and any interest related to such Tax (but excluding, for the avoidance of doubt, any Interest Amount).

“Taxing Authority” shall mean any domestic, federal, national, foreign, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“Treasury Regulations” means the final and temporary regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Valuation Assumptions” shall mean, subject to Section 4.1(b), as of an Early Termination Date or Change of Control Termination Date, the assumptions that:

(a) in each Taxable Year ending on or after such Early Termination Date, Holdings will have taxable income sufficient to fully utilize the deductions arising from the Basis Adjustments and the Imputed Interest during such Taxable Year (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available;

(b) the United States federal income tax rates, and any foreign, state and local income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on such date;

(c) all taxable income of Holdings will be subject to the maximum applicable Tax rates throughout the relevant period;

(d) any loss carryovers generated by any Basis Adjustment or Imputed Interest and available as of the date of the Early Termination Schedule will be utilized by Holdings on a pro rata basis from the date of such schedule through the scheduled expiration date of such loss carryovers;

(e) any non-amortizable assets will be disposed of on the fifteenth anniversary of the applicable Basis Adjustment; provided, that in the event of a Change of Control, such non-amortizable assets shall be deemed disposed of at the time of sale of the relevant asset (if earlier than such fifteenth anniversary); and

(f) if, as of the Early Termination Date, there are Units that have not been Exchanged, then each such Unit shall be deemed to be Exchanged for the Market Value of the Class A Shares payable in respect thereof under the Exchange Agreement and the amount of cash that would be transferred to the applicable Non-Holdings Member under this Agreement if the Exchange occurred on the Early Termination Date. For the avoidance of doubt, the term “Exchange” as used herein shall include any Exchange deemed to have occurred under this subsection.

“ZGP” is defined in the Recitals.

“ZGP Group” is defined in the Recitals.

“ZGP Group Members” means any entity included in the ZGP Group.

Section 1.2 Other Definitional and Interpretative Provisions.  The words “hereof’, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE 2

DETERMINATION OF CERTAIN REALIZED TAX BENEFITS

Section 2.1 Basis Adjustment.  The parties hereto acknowledge that an Exchange constitutes a transfer of an interest in ZGP giving rise to a Basis Adjustment. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest.

Section 2.2 Basis Schedule.  Within forty-five (45) calendar days after the filing of the United States federal income tax return of Holdings for each Taxable Year in which any Exchange has been effected, Holdings shall deliver to each Non-Holdings Member a schedule (the “Exchange Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, including with respect to each such Non-Holdings Member, for purposes of Taxes, (i) the Non-Stepped Up Tax Basis of the Reference Assets as of each Exchange Date, (ii) the Basis Adjustment with respect to the Reference Assets as a result of any Exchanges effected in such Taxable Year, calculated in the aggregate, (iii) the period (or periods) over which the Reference Assets are amortizable and/or depreciable and (iv) the period (or periods)

over which each Basis Adjustment is amortizable and/or depreciable. The Exchange Basis Schedule will become final as provided in Section 2.4(a) and may be amended as provided in Section 2.4(b) (subject to the procedures set forth in Section 2.4(b)).

Section 2.3 Tax Benefit Schedule.

(a) Tax Benefit Schedule.  Within sixty (60) calendar days after the filing of the United States federal income tax return of Holdings for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, Holdings shall provide to each Non-Holdings Member a schedule showing, in reasonable detail and, at the request of a Non-Holdings Member, with respect to each separate Exchange by such Non-Holdings Member, the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year with respect to such Member (each a “Tax Benefit Schedule”). The Tax Benefit Schedule will become final as provided in Section 2.4(a) and may be amended as provided in Section 2.4(b) (subject to the procedures set forth in Section 2.4(b)).

(b) Applicable Principles.  Subject to Sections 3.3 and 3.4, the Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the actual liability for Taxes of Holdings for such Taxable Year attributable to the Basis Adjustments and Imputed Interest, determined using a “with and without” methodology. For the avoidance of doubt, the actual liability for Taxes will take into account the deduction of the portion of each Tax Benefit Payment that must be accounted for as interest under the Code based upon the characterization of Tax Benefit Payments as additional consideration payable by Holdings for the Units acquired in an Exchange. Carryovers or carrybacks of any Tax item attributable to the Basis Adjustment and Imputed Interest shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of foreign, state and local income and franchise tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to the Basis Adjustment or Imputed Interest and another portion that is not, such portions shall be considered to be used in accordance with the “with and without” methodology. The parties agree that (i) all Tax Benefit Payments (other than amounts accounted for as interest under the Code) will (A) be treated as subsequent upward purchase price adjustments that give rise to further Basis Adjustments to Reference Assets for Holdings and (B) have the effect of creating additional Basis Adjustments to Reference Assets for Holdings in the year of payment, and (ii) as a result, such additional Basis Adjustments will be incorporated into the current year calculation and into future year calculations, as appropriate.

Section 2.4 Procedures, Amendments.

(a) Procedure.  Every time Holdings delivers to a Non-Holdings Member an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.4(b), but excluding any Early Termination Schedule, Change of Control Termination Schedule, amended Early Termination Schedule or amended Change of Control Termination Schedule, Holdings shall also (i) deliver to the Non-Holdings Member schedules and work papers, as reasonably determined by Holdings or reasonably requested by such Non-Holdings Member, providing reasonable detail regarding the preparation of the Schedule and (ii) allow such Non-Holdings Member reasonable access at no cost to the appropriate representatives at Holdings, as determined by Holdings or requested by the Non-Holdings Member in connection with a review of such Schedule. An applicable Schedule or amendment thereto shall become final and binding on Holdings and a Non-Holdings Member thirty (30) calendar days from the first date on which the Non-Holdings Member received the applicable Schedule or amendment thereto unless the Non-Holdings Member (i) within thirty (30) calendar days after receiving an applicable Schedule or amendment thereto, provides Holdings with notice of a material objection to such Schedule (“Objection Notice”) made in good faith or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the waiver is received by Holdings. If the parties, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by Holdings of an Objection Notice, Holdings and the Non-Holdings Member shall employ the reconciliation procedures as described in Section 7.9 (the “Reconciliation Procedures”).

(b) Amended Schedule.  The applicable Schedule for any Taxable Year shall be amended from time to time by Holdings (i) in connection with a Determination affecting such Schedule, (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to any Taxable Year after the date the Schedule was provided to the Non-Holdings Member, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year, or (vi) to adjust an Exchange Basis Schedule to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). For the avoidance of doubt, no Non-Holdings Member shall have any obligation to make any payment to Holdings, or to reimburse Holdings for amounts previously paid pursuant to this Agreement.

ARTICLE 3

TAX BENEFIT PAYMENTS

Section 3.1 Payments.

(a) Payments.  Within five (5) Business Days after a Tax Benefit Schedule delivered to a Non-Holdings Member becomes final in accordance with Section 2.4, Holdings shall pay to such Non-Holdings Member for the applicable Taxable Year the Tax Benefit Payment with respect to such Non-Holdings Member for such Taxable Year, as determined pursuant to Section 3.1(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by the Non-Holdings Member to Holdings or as otherwise agreed by Holdings and the Non-Holdings Member. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated tax payments, including, without limitation, federal estimated income tax payments.

(b) A “Tax Benefit Payment” for a Taxable Year means, with respect to each Non-Holdings Member, an amount, not less than zero, equal to the sum of the Non-Holdings Member’s Net Tax Benefit and the Interest Amount for such Taxable Year. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest, but instead shall be treated as additional consideration for the acquisition of Units in Exchanges, unless otherwise required by law. Subject to Sections 3.3 and 3.4, the “Net Tax Benefit” with respect to each Non-Holdings Member for a Taxable Year shall be an amount equal to the excess, if any, of eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit with respect to such Non-Holdings Member for such Taxable Year over the total amount of payments previously made to such Non-Holdings Member under this Section 3.1 (excluding payments attributable to Interest Amounts). The “Interest Amount” with respect to each Non-Holdings Member for a Taxable Year shall equal the interest on the Net Tax Benefit with respect to such Non-Holdings Member for such Taxable Year calculated at the Agreed Rate from the due date (without extensions) for filing Holdings’ Return with respect to Taxes for such Taxable Year until the Payment Date of the portion of the Net Tax Benefit to which such Interest Amount relates.

(c) Additional Payment.  Pursuant to the LLC Agreement, as Additional Founder Units (if any) are released to the Founder Members, Holdings and the Founder Members have agreed to report the release of such Additional Founder Units to the Founder Members as a non-taxable adjustment to the relative Percentage Interests of Holdings and the Founder Members. In the event that a release of Additional Founder Units is characterized as resulting in a recognition of taxable income or gain to any Founder Member for applicable income Tax purposes, Holdings shall pay to such Founder Member, if and as received or realized by Holdings, as applicable, and in all events within five (5) days of such receipt or realization, an amount equal to one-hundred percent (100%) of any refund of Taxes received by Holdings (including in the form of a credit or offset in lieu of a refund and together with any interest thereon or received with respect thereto) and of any reduction in Taxes otherwise due and payable by Holdings, in either case due to such characterization (any such Tax refund or reduction in Taxes, a “Tax Savings”), taking into account, without limitation, any Holdings or ZGP Group level Taxes payable as a result of, or in respect of, the relevant release of Additional Founder Units. The provisions of this Section 3.1(c) shall be given effect before application of Sections 3.1(a) and (b) for purposes of determining amounts payable under this Agreement. To the extent that a Basis Adjustment or other Tax item arises concomitant to such recognition of income or gain by such Founder Member, such Basis Adjustment or other Tax item shall not be taken into account for purposes of calculating the amount of a Tax Benefit Payment to such Founder Member. For audit and verification purposes, Holdings shall provide the Founder Members the details of its calculations of amounts payable hereunder and, upon request with reasonable advance notice, access to its books and records (including Tax returns, schedules and workpapers). Disputes under this Section 3.1(c), including as to the occurrence of a Tax Savings as well as Holdings’ calculations of any amount payable hereunder shall generally be governed by principles similar to those set forth in Section 2.4 hereof, and, if not resolved by the Parties within thirty (30) days of provision of notice of a dispute by a Founder Member to Holdings shall be subject to the provisions of Section 7.9.

Section 3.2 No Duplicative Payments.  It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. It is also intended that the provisions of this Agreement, apart from Section 3.1(c), provide that eighty-five percent (85%) of the Cumulative Net Realized Tax Benefit with respect each Non-Holdings Member will be paid to such Non-Holdings Member pursuant to this Agreement. The provisions shall be construed in the appropriate manner to ensure such intentions are realized.

Section 3.3 Pro Rata Payments.  Notwithstanding anything in Section 3.1(a) or (b) to the contrary, and subject to Section 3.4 hereof, to the extent that the aggregate tax benefit of Holdings’ deduction with respect to the Basis Adjustments or Imputed Interest under this Agreement is limited in a particular Taxable Year because Holdings does not have sufficient taxable income or to the extent that Holdings lacks sufficient funds to satisfy its obligations to make all Tax Benefit Payments due with respect to a particular Taxable Year, the limitation on the tax benefit for Holdings, or the payments under this Agreement that may be made, as the case may be, shall be taken into account or made for each Person entitled to receive a payment pursuant to Section 3.1(a) on a pro rata basis by comparing the amount of such Person’s share of the tax benefits or amounts payable (as the case may be) with respect to the applicable Taxable Year to the aggregate amount of the tax benefits or amounts payable to all Persons entitled to receive a payment pursuant to Section 3.1(a) with respect to the applicable Taxable Year.

Section 3.4 Coordination.  If for any reason Holdings does not fully satisfy its obligations to make all payments due under this Agreement in respect of a particular Taxable Year, then no payments under Section 3.1(a) shall be made under this Agreement in respect of any Taxable Year until all payments in respect of prior Taxable Years have been made in full, including any additional amounts due under Section 5.2.

ARTICLE 4

TERMINATION

Section 4.1 Termination and Breach of Agreement.

(a) With the written approval of the Required Independent Directors, Holdings may terminate this Agreement with respect to all amounts payable to the Non-Holdings Members at any time by paying to them the Early Termination Payments in cash; provided, however, that this Agreement shall only terminate under this Section 4.1(a) effective upon the receipt of the Early Termination Payments by the Non-Holdings Members; and provided, further, that Holdings may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which all or any portion of any Early Termination Payment has been paid. Upon payment in full of the Early Termination Payments by Holdings, Holdings shall not have any further payment obligations under this Agreement, other than for any (i) Tax Benefit Payments due and payable but unpaid as of the Early Termination Notice; (ii) Tax Benefit Payments due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (ii) is included in Early Termination Payments); and (iii) any payments required pursuant to Section 3.1(c). If an Exchange occurs after Holdings has made all Tax Benefit Payments to the Non-Holdings Members in full as specified above, Holdings shall have no obligations under this Agreement with respect to such Exchange.

(b) Upon the occurrence of a Change of Control, Holdings shall be obligated to terminate this Agreement effective as of the Change of Control Termination Date by paying to the Non-Holdings Members the Change of Control Termination Payments, substituting Change of Control Termination Date for Early Termination Date each time Early Termination Date appears in the definition of Valuation Assumptions and substituting Change of Control Termination Schedule for Early Termination Schedule each time Early Termination Schedule appears in the definition of Valuation Assumptions, and following the procedures set forth in Sections 4.2 and 4.3, as applicable to a Change of Control; provided, however, that this Agreement shall only terminate under this Section 4.1(b) effective upon the receipt of all of the Change of Control Termination Payments by the Non-Holdings Members. Upon payment in full of the Change of Control Termination Payments by Holdings, Holdings shall have no further payment obligations under this Agreement, other than for any (i) Tax Benefit Payments due and payable but unpaid as of the Change of Control Termination Notice; (ii) Tax Benefit Payments due for the Taxable Year ending with or including the date of the Change of Control Termination Notice (except to the extent that the amount described in clause (ii) is included in Change of Control Termination Payments); and (iii) any payments required pursuant to Section 3.1(c). If an Exchange occurs by a Non-Holdings Member after Holdings has made all Tax Benefit Payments to the Non-Holdings Members in full as specified above, Holdings shall have no obligations under this Agreement with respect to such Exchange.

(c) In the event that Holdings breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder or by operation of law as a result of the rejection in a case commenced under the Bankruptcy Code or otherwise, then all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include, but not be limited to: (i) Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of a breach; (ii) any Tax Benefit Payments due and payable but unpaid as of the date of a breach; (iii) any Tax Benefit Payments due for the Taxable Year ending with or including the date of a breach; and (iv) any payments required pursuant to Section 3.1(c). Notwithstanding the foregoing, in the event that Holdings breaches this Agreement, the Non-Holdings Members shall each separately be entitled to elect to receive the amounts set forth in clauses (i), (ii), (iii) and (iv) above or to seek specific performance of the terms hereof. The parties agree that the failure to make any payment due pursuant to this Agreement within thirty (30) days after the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes hereof, and that it will not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement thirty (30) days after the date such payment is due.

Section 4.2 Termination Notice.  If Holdings chooses to exercise its right of early termination under Section 4.1 above, or within thirty (30) days of a Change of Control, Holdings shall deliver to each of the Non-Holdings Members notice of such intention to exercise such right or of such occurrence (“Early Termination Notice” or “Change of Control Termination Notice”, as applicable) and a schedule (the “Early Termination Schedule” or “Change of Control Termination Schedule”, as applicable) specifying Holdings’ intention to exercise such right or of such occurrence and showing in reasonable detail the calculation of the Early Termination Payments or the Change of Control Termination Payments, as applicable, for the Non-Holdings Members. Holdings shall, along with such notice and schedule, (i) deliver to the Non-Holdings Members schedules and work papers, as reasonably determined by Holdings or reasonably requested by a Non-Holdings Member providing reasonable detail regarding the preparation of the Schedule and (ii) allow the Non-Holdings Members reasonable access, at no cost, to the appropriate representatives at Holdings, as reasonably determined by Holdings or reasonably requested by a Non-Holdings Member, in connection with a review of such schedule. The Early Termination Schedule or Change of Control Termination Schedule, as applicable, shall become final and binding on Holdings and a Non-Holdings Member thirty (30) calendar days from the first date on which such Non-Holdings Member received such schedule or amendment thereto unless such Non-Holdings Member (i) within thirty (30) calendar days after receiving such schedule, provides Holdings with notice of a material objection to such schedule made in good faith (“Material Objection Notice”) or (ii) provides a written waiver of such right of a Material Objection Notice within the period described in clause (i) above, in which case such schedule becomes binding on the date the waiver is received by Holdings (the “Early Termination Effective Date” or “Change of Control Termination Effective

Date”). If for any reason the parties are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by Holdings of the Material Objection Notice, Holdings and such Non-Holdings Member shall engage in the Reconciliation Procedures.

Section 4.3 Payment upon Termination.

(a) Within three (3) Business Days after the Early Termination Effective Date, Holdings shall pay to each Non-Holdings Member an amount equal to the Early Termination Payment with respect to such Non-Holdings Member. Within three (3) Business Days after the Change of Control Termination Effective Date, Holdings shall pay to each Non-Holdings Member an amount equal to the Change of Control Termination Payment with respect to such Non-Holdings Member. Such payments shall be made by wire transfer of immediately available funds to a bank account or accounts designated by each of the Non-Holdings Members or as otherwise agreed by Holdings and each of the Non-Holdings Members.

(b) “Early Termination Payment” for a Non-Holdings Member shall equal the present value, discounted at the Early Termination Rate as of the Early Termination Effective Date, of all Tax Benefit Payments that would be required to be paid by Holdings to the Non-Holdings Member hereunder beginning from the Early Termination Date and assuming that the Valuation Assumptions are applied. “Change of Control Termination Payment” for a Non-Holdings Member shall equal the present value, discounted at the Early Termination Rate as of the Change of Control Termination Effective Date, of all Tax Benefit Payments that would be required to be paid by Holdings to the Non-Holdings Member hereunder beginning as of the Change of Control Termination Date and assuming that the Valuation Assumptions are applied, as amended by Section 4.1(b).

Section 4.4 Scheduled Termination. No Tax Benefit Payment shall accrue, or shall become due or payable with respect to any Exchange after the sixtieth (60th) anniversary (the “Scheduled Termination Date”) of the effective date of such Exchange. For avoidance of doubt, this Agreement shall continue to be in effect in periods after the Scheduled Termination Date with respect to Tax Benefit Payments that arise on or before such date, or any adjustment thereto, and shall terminate upon such time as when all Tax Benefit Payments due and payable hereunder have been paid and the Determinations have been made with respect to all such payments.

ARTICLE 5

SUBORDINATION AND LATE PAYMENTS

Section 5.1 Subordination.  Notwithstanding any other provision to the contrary, any payment required to be made by Holdings under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of Holdings and its Subsidiaries (“Senior Obligations”) and shall rank pari passu with all current or future unsecured obligations of Holdings that are not Senior Obligations.

Section 5.2 Late Payments by Holdings.  The amount of all or any portion of any payment not made by Holdings when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such payment was due.

ARTICLE 6

NO DISPUTES; CONSISTENCY; COOPERATION

Section 6.1 Election to be Filed.  As the sole managing member of ZGP, Holdings shall cause ZGP and each ZGP Group member that is treated as a partnership for United States federal income tax purposes to file an election under Section 754 of the Code commencing no later than with its first Taxable Year which includes an Exchange, unless such entity already has a Section 754 election in effect, and shall not cause any such entity to revoke such election until this Agreement is no longer in effect for any Non-Holdings Member. If ZGP acquires an interest in an entity that is treated as a partnership for United States federal income tax purposes, either directly or indirectly through one or more entities treated as a partnership or disregarded entity for Federal Tax purposes, Holdings shall use its best efforts to cause such entity to file an election under Section 754 of the Code effective for each such entity’s Taxable Year in which such acquisition occurs, unless such entity already has an election under Section 754 of the Code in effect, and shall not cause such entity to revoke such election until this Agreement is no longer in effect.

Section 6.2 Participation in Holdings’ and ZGP’s Tax Matters.

(a) Except as otherwise provided herein, Holdings shall have full responsibility for, and sole discretion over, all Tax matters concerning Holdings. Notwithstanding the foregoing, Holdings shall notify each applicable Non-Holdings Member of, and keep each applicable Non-Holdings Member reasonably informed with respect to, the portion of any audit of Holdings by a Taxing Authority the outcome of which is reasonably expected to materially affect the rights and obligations of such Non-Holdings Member under this Agreement, and shall provide to such Non-Holdings Member reasonable opportunity to provide information and other input to Holdings and its advisors concerning the conduct of any such portion of such audit; provided, however, that Holdings shall not be required to take any action that is inconsistent with any provision of the LLC Agreement.

(b) The rights and responsibilities of Holdings and the Non-Holdings Members with respect to Tax matters concerning ZGP and its Subsidiaries shall be as set forth in the LLC Agreement.

Section 6.3 Consistency.  Holdings and the Non-Holdings Members agree to report and cause to be reported for all purposes, including federal, foreign, state and local Tax purposes and financial reporting purposes, all Tax-related items (including, without limitation, the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that specified by Holdings in any Schedule required to be provided by or on behalf of Holdings under this Agreement, provided Holdings prepares each such Schedule in accordance with the terms hereof, unless otherwise required by a Determination.

Section 6.4 Cooperation.  Each applicable Non-Holdings Member shall (a) furnish to Holdings in a timely manner such information, documents and other materials as Holdings may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to Holdings and its representatives to provide explanations of documents and materials and such other information as Holdings or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and Holdings shall reimburse any such Non-Holdings Member for any reasonable third-party costs and expenses incurred pursuant to this Section 6.4.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Notices.  Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a “notice”) required or permitted under this Agreement must be in writing and either delivered personally, sent by certified or registered mail, postage prepaid, return receipt requested or sent by recognized overnight delivery service, electronic mail (e-mail) or by facsimile transmittal. Any notice sent by confirmed e-mail or facsimile must be sent simultaneously by another method described in the prior sentence. A notice must be addressed:

If to Holdings, to:	ZAIS Group Holdings, Inc.
c/o ZAIS Group, LLC
Two Bridge Avenue, Suite 322
Red Bank, NJ 07701
Attention: Christian Zugel and Howard Steinberg
Facsimile: (732) 747-7619
Email: christian.zugel@zaisgroup.com and
howard.steinberg@zaisgroup.com
If to any Non-Holdings Member:	The address set forth on the books and records of ZGP.

A notice delivered personally will be deemed given only when accepted or refused by the Person to whom it is delivered. A notice that is sent by mail will be deemed given: (i) three (3) Business Days after such notice is mailed to an address within the United States of America or (ii) seven (7) Business Days after such notice is mailed to an address outside of the United States of America. A notice sent by recognized overnight delivery service will be deemed given when received or refused. A notice sent by e-mail or facsimile shall be deemed given upon receipt of a confirmation of such transmission, unless such receipt occurs after normal business hours, in which case such notice shall be deemed given as of the next Business Day. Any party may designate, by written notice to all of the others, substitute addresses or addressees for notices; thereafter, notices are to be directed to those substitute addresses or addressees.

Section 7.2 Counterparts.  This Agreement and any amendments may be executed simultaneously in two or more counterparts and delivered via facsimile or .pdf, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 7.3 Entire Agreement; No Third Party Beneficiaries.  This Agreement, together with the Investment Agreement, the LLC Agreement, the Exchange Agreement and the Registration Rights Agreement, constitute the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements or arrangements (written and oral), including any prior representation, statement, condition or warranty between the parties relating to the subject matter hereof and thereof. This Agreement is not intended to, and does not, provide or create any rights or benefits of any Person other than the parties hereto and their successors and permitted assigns.

Section 7.4 Governing Law.  The parties hereto hereby agree that all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule, notwithstanding that public policy in Delaware or any other forum jurisdiction might indicate that the laws of that or any other jurisdiction should otherwise apply based on contacts with such state or otherwise.

Section 7.5 Severability.  It is expressly understood and agreed that if any provision of this Agreement or the application of any such provision to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to any party or circumstance other than those to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be enforced to the fullest extent permitted by law so long as the economic or legal substance of the matters contemplated by this Agreement is not affected in any manner materially adverse to any party. If the final judgment of a court of competent jurisdiction declares or finds that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, or to delete specific words or phrases, and to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. If such court of competent jurisdiction does not so replace an invalid or unenforceable term or provision, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the matters contemplated hereby are fulfilled to the fullest extent possible.

Section 7.6 Successors; Assignment; Amendments; Waivers.

(a) No Non-Holdings Member may assign any of its rights under this Agreement to any person without the prior written consent of Holdings; provided, however, that (i) to the extent Units are transferred in accordance with the terms of the LLC Agreement, the transferring Non-Holdings Member shall have the option to assign to the transferee of such Units the transferring Non-Holdings Member’s rights under this Agreement with respect to such transferred Units, as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement, agreeing to become a “Non-Holdings Member” for all purposes of this Agreement, except as otherwise provided in such joinder, and (ii) once an Exchange has occurred, any and all payments that may become payable to a Non-Holdings Member pursuant to this Agreement with respect to the Exchanged Units may be assigned to any Person or Persons as long as any such Person has executed and delivered, or, in connection with such assignment, executes and delivers, a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement, and acknowledging specifically the terms of Section 7.6(b). For the avoidance of doubt, if a Non-Holdings Member transfers Units but does not assign to the transferee of such Units such Non-Holdings Member’s rights under this Agreement with respect to such transferred Units, such Non-Holdings Member shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units.

(b) No provision of this Agreement may be amended unless such amendment is approved in writing by Holdings and the Non-Holdings Members; provided, that, the definition of Change of Control cannot be amended and no material amendment of this Agreement may be made without the written approval of the Required Independent Directors, Holdings and the Non-Holdings Members. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

(c) All of the terms and provisions shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. Holdings shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Holdings, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Holdings would be required to perform if no such succession had taken place.

Section 7.7 Titles and Subtitles.  The titles of the sections and subsections are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.8 Resolution of Disputes.

(a) Each of the parties hereto submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party hereto also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party hereto with respect thereto. The parties hereto each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.8.

Section 7.9 Reconciliation.  In the event that Holdings and a Non-Holdings Member are unable to resolve a disagreement with respect to the matters governed by Section 2.4, Section 3.1(c) or Section 4.2 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless Holdings and the Non-Holdings Member agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with Holdings or the Non-Holdings Member or other actual or potential conflict of interest. If the parties are unable to agree on an Expert within fifteen (15) days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the Expert shall be appointed by the Qualified Tax Advisor. The Expert shall resolve any matter relating to an Exchange Basis Schedule, or an amendment thereto, the Early Termination Schedule, or an amendment thereto, the Change of Control Termination Schedule, or an amendment thereto or Section 3.1(c), within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by Holdings, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert, amending any Tax Return and the proceeding shall be borne by Holdings except as provided in the next sentence. Holdings and the Non-Holdings Member shall bear their own costs and expenses of such proceeding, unless the Non-Holdings Member has a prevailing position that is more than 10% of the payment at issue, in which case Holdings shall reimburse the Non-Holdings Member for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on Holdings and the Non-Holdings Member which is a party to such Dispute and may be entered and enforced in any court having jurisdiction.

Section 7.10 Withholding.  Holdings shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as Holdings is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Holdings, such withheld amounts shall be treated for all purposes as having been paid to the applicable Non-Holdings Member. The parties anticipate that, on the basis of current law, no federal income tax withholding would be required with respect to any holder of Units who is a “United States person” within the meaning of Section 7701(a)(30) of the Code and who properly certified that such holder is not subject to federal backup withholding.

Section 7.11 Admission of Holdings into a Consolidated Group; Transfers of Corporate Assets.

(a) If Holdings is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income tax return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments, Change of Control Termination Payments, and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.

(b) If Holdings transfers one or more assets to a corporation (or a Person classified as a corporation for United States federal income tax purposes) with which it does not file a consolidated tax return pursuant to Section 1501 of the Code, then, for purposes of calculating the amount of any Tax Benefit Payment, Early Termination Payment, or Change of Control Termination Payment due hereunder, Holdings shall be treated as having disposed of such asset in a fully taxable transaction on the date of such transfer. The consideration deemed to be received by Holdings shall be equal to the fair market value of the transferred asset. For purposes of this Section 7.11, a transfer of a partnership or limited liability company interest shall be treated as a transfer of the transferring partner’s or member’s share of each of the assets and liabilities of that partnership or limited liability company

Section 7.12 Confidentiality.

(a) Each Non-Holdings Member and assignee acknowledges and agrees that the information of Holdings and of its Affiliates is confidential and, except in the course of performing any duties as necessary for Holdings and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of Holdings and its Affiliates and successors, concerning ZGP and its Affiliates and successors or the other Non-Holdings Members, learned by the Non-Holdings Member heretofore or hereafter. This Section 7.12(a) shall not apply to (i) any information that has been made publicly available by Holdings or any of its Affiliates, becomes public knowledge (except as a result of an act of such Non-Holdings Member in violation of this Agreement) or is generally known to the business community and (ii) the disclosure of information to the extent necessary for a Non-Holdings Member to prepare and file his or her Tax returns, to respond to any inquiries regarding the same from any Taxing authority or to prosecute or defend any action, proceeding or audit by any Taxing authority with respect to such returns.

(b) If a Non-Holdings Member or assignee commits a breach, or threatens to commit a breach, of any of the provisions of Section 7.12(a), Holdings shall have the right and remedy to have the provisions of Section 7.12(a) specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Holdings or any of its Subsidiaries or the other Non-Holdings Members and the accounts and funds managed by Holdings and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

[Signature page follows]

IN WITNESS WHEREOF, Holdings and the Non-Holdings Members have duly executed this Agreement as of the date first written above.

HOLDINGS:

ZAIS GROUP HOLDINGS, INC.

By:	Name: Title:

NON-HOLDINGS MEMBERS:

CHRISTIAN M. ZUGEL

SONIA ZUGEL

LAUREEN LIM

FAMILY TRUST U/A CHRISTIAN M. ZUGEL
    2005 GRAT

By:	Fiduciary Trust International of Delaware, as Trustee
By:	Name: Title:

Mark Mahoney, as Trustee

ZUGEL FAMILY TRUST

By:	Fiduciary Trust International of Delaware, as Trustee
By:	Name: Title:

Mark Mahoney, as Trustee

Exhibit A

Form of Joinder Agreement

[          ] does hereby agree to the terms and conditions of the Tax Receivable Agreement, dated as of [           ], 2014 (the “Agreement”), a copy of which is attached hereto, and for all purposes thereunder shall be and hereby is a Non-Holdings Member, as defined in the Agreement, and is bound by all terms and conditions thereof.

Non-Holdings Member

By:

Date:             , 20

Agreed and acknowledged as of the
     day of            , 20   by:

ZAIS GROUP HOLDINGS, INC.

By: Name: Title:

ANNEX F

ZAIS Group Holdings, Inc.

2015 STOCK INCENTIVE PLAN

1. Purpose.  The purpose of the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby current and prospective directors, officers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions.  The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” “means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Plan, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, Dividend Equivalent, and Performance Compensation Award granted under the Plan.

(c) “Award Agreement” means any agreement or other instrument (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) setting forth the terms of an Award that has been duly authorized and approved by the Committee.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or one of its Affiliates having “cause” to terminate a Participant’s employment or service, as defined in (x) any employment or consulting agreement between the Participant and the Company or one of its Affiliates or (y) any organizational or governing document with respect to the Company or any Affiliate by whom Participant is employed or to whom service is being rendered, in either case in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “cause” contained therein or in the organizational or governing document with respect to the Company or any Affiliate by whom Participant is employed or to whom service is being rendered), (A) the Participant’s engagement in misconduct that is materially injurious to the Company or its Affiliates, (B) the Participant’s continued failure to substantially perform duties as reasonably directed by the Company or the Participant’s material violation of any material rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business, (C) Participant’s repeated dishonesty in the performance of his duties to the Company or its Affiliates, or (D) the Participant’s commission of any act or acts constituting any (x) fraud against, or misappropriation or embezzlement from the Company or any of its Affiliates, (y) felony or any other crime involving moral turpitude, or (z) offense that could result in jail sentence of at least 30 days. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the sale or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than to Zais Group Parent LLC, any members of Zais Group Parent LLC as of the Effective Date or any of their respective Affiliates; or

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(ii) any person or group, excluding Zais Group Parent LLC, any members of Zais Group Parent LLC as the Effective Date, the ZGH Class B Voting Trust or their respective Affiliates, is or becomes the “beneficial owner” (as such term is used for purposes of Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting securities, including by way of merger, consolidation or otherwise; provided, however that a Change in Control shall not be deemed to occur by reason of an acquisition of the Company’s voting securities by the Company or by an employee benefit plan (or a trust forming a part thereof) maintained by the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), or (iii) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(g) “Committee” means the Compensation Committee of the Board or subcommittee thereof as may be appointed pursuant to Section 4(a), or such other committee of the Board consisting of at least two people as the Board may appoint to administer the Plan, or, if no such committee has been appointed by the Board, the Board.

(h) “Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such Class A common stock may be converted or into which it may be exchanged).

(i) “Company” means ZAIS Group Holdings, Inc., a Delaware corporation, and any successor thereto.

(j) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(k) “Disability” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or one of its Affiliates having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any employment or consulting agreement between the Participant and the Company or one of its Affiliates in effect at the time of such termination, or (ii) in the absence of any such employment or consulting agreement, the complete and permanent inability by reason of illness or accident to perform in all material respects his or her duties and responsibilities to the Company and its Affiliates as defined in a long-term disability plan or policy, as amended from time to time, covering the Participant. Any determination of whether Disability exists shall be made by the Committee in its sole discretion.

(l) “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 10(b) of the Plan.

(o) “Effective Date” means the date on which the Plan is first approved by the stockholders of the Company.

(m) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(n) “Eligible Person” means any (i) individual employed by the Company or any of its Affiliates; (ii) director of the Company or any of its Affiliates; (iii) consultant or advisor to the Company or any of its Affiliates who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to Rule 701 of the Securities Act, or any other available exemption, as applicable; or (iv) prospective employees,

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directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once such person begins employment with or providing services to the Company or its Affiliates).

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(p) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(q) “Fair Market Value” means, as of any date, the value of a share of Common Stock as determined by the Committee, in its discretion, subject to the following:

(i) If, on such date, Common Stock is listed on one or more established U.S. national or regional securities exchanges, the Fair Market Value of a share shall be the closing price of a share of Common Stock as quoted on such exchange constituting the primary market for the shares, as reported in a source as the Company deems reliable (or, if no such closing price is reported, the closing price on the last preceding date on which such price of Common Stock is so reported).

(ii) Notwithstanding clause (i) above, the Committee may, in its discretion, determine the Fair Market Value of a share of Common Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Common Stock on such date or the preceding trading day, the actual sale price of a Share, any other reasonable basis using actual transactions involving shares of Common Stock as reported on an established U.S. national or regional securities exchange, or on any other basis consistent with the requirements of Section 409A of the Code.

(iii) The Committee may vary its method of determining Fair Market Value as provided in this Section for purposes of different provisions under the Plan. The Committee may delegate its authority to establish Fair Market Value for purposes of determining whether sufficient consideration has been paid to exercise Options or SARs or for purposes of any other transactions involving outstanding Awards.

(r) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of the Plan.

(s) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(t) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(u) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(v) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(w) “Option” means an Award granted under Section 7 of the Plan.

(x) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(y) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(z) “Performance Compensation Award” shall mean any Award designated by the Committee in writing as a Performance Compensation Award pursuant to Section 11 of the Plan.

(aa) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

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(bb) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(cc) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(dd) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(ee) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of the Plan.

(ff) “Person” means a “person” as such term is used for purposes of 13(d) or 14(d) of the Exchange Act, or any successor section thereto.

(gg) “Plan” means the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.

(hh) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ii) “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(jj) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(kk) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(ll) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(mm) “SEC” means the Securities and Exchange Commission.

(nn) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(oo) “Stock Bonus Award” means an Award granted under Section 10(a) of the Plan.

(pp) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(qq) “Substitute Award” has the meaning given such term in Section 5(e).

3. Effective Date; Duration.  The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code with respect to a Performance Compensation Award, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an

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Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award and any amendments thereto; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any of its Affiliates the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any officer, employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final

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judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud, gross negligence or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws or as a matter of law or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards, Dividend Equivalents and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan [insert: number of shares equal to 15% of outstanding number on closing date] shares of Common Stock; provided, however, no more than [insert: same amount as overall share reserve] shares of Common Stock may be issued upon the exercise of Incentive Stock Options; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 300,000 shares of Common Stock may be made to any single Participant during any calendar year; (iii) subject to Section 12 of the Plan, no more than 200,000 shares of Common Stock may be earned in respect of Performance Compensation Awards granted pursuant to Section 11 of the Plan to any single Participant for a single calendar year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 200,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (iv) the maximum amount that can be paid to any single Participant pursuant to a cash bonus Award described in Section 11(a) of the Plan with respect to a Performance Period that is 12 months or less shall be $3,000,000 and with respect to a Performance Period that is more than 12 months shall be $6,000,000.

(c) Shares of Common Stock used to pay the required Exercise Price or tax obligations, or shares not issued in connection with the settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash will be available again for Awards under the Plan.

(d) Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or its Affiliates or with which the Company or its Affiliates combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan and the individual grant limitations. The terms of the Plan shall be applied and interpreted consistent with the intention that each Substitute Award will not be treated as the grant of a new stock right or a change in the form of payment for purposes of Treasury Regulation Section 1.409A-1(b)(5)(v)(D) regarding substitutions and assumptions of stock rights by reason of a restructuring or other corporate transaction.

6. Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

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7. Options.

(a) Generally.  Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price.  Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and provided, further, that a Nonqualified Stock Option may be granted with an Exercise Price lower than that set forth herein if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

(c) Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition; provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its Affiliates; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option.

(d) Method of Exercise and Form of Payment.  No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the

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Exercise Price, (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash. Notwithstanding the foregoing, the Committee may, in its sole discretion, implement a provision with respect to Options providing that if, on the last day of an Option Period, the Participant has not then exercised such Option and such Option meets certain criteria as may be established by the Committee, such Option shall be deemed to have been exercised by the Participant on the last day of the Option Period by virtue of a net exercise and the Company shall make the appropriate payment to such Participant after applying minimum required tax withholding.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.

(f) Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the SEC or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally.  Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR.

(c) Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, the Committee may, in its sole discretion, implement a provision with respect to SARs providing that if, on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment to such Participant after applying minimum required tax withholding.

(d) Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal

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to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee at the Date of Grant. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Book Entry and Stock Certificates; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued, or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions, and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting.  The Restricted Period shall lapse in such manner and on such date or dates determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Units.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, allow Participants to elect to defer the delivery of Common Stock beyond the expiration of the Restricted Period in compliance with Section 409A of the Code.

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(e) Legends on Restricted Stock.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE ZAIS GROUP HOLDINGS, INC. 2015 STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN ZAIS GROUP HOLDINGS, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ZAIS GROUP HOLDINGS, INC.

10. Stock Bonus Awards; Dividend Equivalents.

(a) Stock Bonus Awards.  The Committee may issue unrestricted Common Stock, or other Awards denominated in Common Stock, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Dividend Equivalents.  Dividend Equivalents may be granted by the Committee based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. No Dividend Equivalent shall be payable with respect to any Award unless specified by the Committee in the Award Agreement.

11. Performance Compensation Awards.

(a) Generally.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash incentive or bonus Award to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary in the Plan, the Committee shall have no obligation to grant any Award, whether settled in Common Stock or cash, in the form of “performance-based compensation” under Section 162(m) of the Code. For avoidance of doubt, the Committee may grant in its sole discretion an Award based on one or more of the Performance Criteria set forth in Section 11(c) below and not designate it to be a Performance Compensation Award, and any such Award shall not be subject to the terms, conditions and restrictions set forth in this Section 11. Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code may only be granted by the Committee (or a subcommittee thereof) to the extent the Committee or subcommittee is comprised entirely of “outside directors” within the meaning of Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, if any, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or

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more of its Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and may include any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth; (v) gross profit or gross profit growth; (vi) or revenue growth; (vii) net interest margin; (viii) operating profit (before or after taxes); (ix) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity or sales); (x) cash flow measures (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per-share basis; (xi) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (xii) share price (including, but not limited to, growth measures or total stockholder return); (xiii) expense targets, cost reduction goals or general and administrative expense savings; (xiv) gross or net operating margins; (xv) productivity ratios; (xvi) operating efficiency; (xvii) measures of economic value added or other “value creation” metrics; (xviii) asset quality; (xix) inventory control; (xx) enterprise value; (xxi) sales; (xxii) stockholder return; (xxiii) client retention; (xxiv) employee retention; (xxv) competitive market metrics; (xxvi) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations or meeting divisional or project budgets); (xxvii) objective measures of customer satisfaction; (xxviii) working capital targets; (xxix) asset growth; (xxx) dividend yield; (xxxi) system-wide revenues; (xxxii) comparisons of continuing operations to other operations; (xxxiii) market share; (xxxiv) cost of capital, debt leverage year-end cash position or book value; (xxxv) strategic objectives; (xxxvi) new client assets under management or additional client assets placed under management, (xxxvii) objective measures of “deal sourcing”, (xxxviii) objective measures relating to dispositions of portfolio companies, (xxxix) increases in the value of assets under management, and (xl) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more of its Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more of its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s).  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria for Performance Compensation Awards without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

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(vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period with respect to a Performance Compensation Award have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period that is payable in cash, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12. Changes in Capital Structure and Similar Events.  In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding

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Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of any outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of any outstanding Restricted Stock, Restricted Stock Unit, Stock Bonus Award, or other Award denominated in Common Stock, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award or the underlying shares of Common Stock subject thereto.

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control.  Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a) the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and

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(d) cause Awards previously deferred to be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (d) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

14. Amendments and Termination.

(a) Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 4(e) shall apply with respect to any action or omitted to be taken by an Indemnifiable Person under the Plan or any Award Agreement prior to such amendment; (ii) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (iii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, and (ii) the Committee may not cancel any outstanding Option or SAR in order to replace it with a new Option, SAR or other Award, and the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

(c) Extension of Termination Date.  If the exercise of the Option following the termination of the Participant’s employment or service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, or any other requirements of applicable law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(c) and (ii) the expiration of a period of 30 days after the termination of the Participant’s employment or service during which the exercise of the Option would not be in violation of such registration requirements or other applicable requirements.

(d) Restriction on Grant of Awards.  No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

15. General.

(a) Award Agreements.  Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The terms of any Award issued hereunder shall be binding upon the executors, administrators, beneficiaries, successors and assigns of the Participant.

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(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the satisfaction of any applicable vesting conditions and consequences of the termination of the Participant’s employment by, or services to, the Company or one of its Affiliates under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option or SAR shall be exercisable by the Permitted Transferee only if such Option or SAR has vested due to the Participant’s satisfaction of the applicable vesting criteria and only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock

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otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or any of its Affiliates, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants.  The Committee may grant Awards to individuals who are eligible to participate in the Plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such sub-plans or procedures as may be necessary or advisable to comply with such legal or regulatory provisions. The Committee may also in its sole discretion amend or modify the terms of the Plan or outstanding Awards with respect to such individuals in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates; provided, however, that any such amendment or modification with respect to an Award that is intended to be Performance Compensation Award shall be made in a manner consistent with the requirements of Section 162(m) of the Code.

(f) Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment/Service.  Unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with any of its Affiliates (or vice-versa) shall be considered a termination of employment or service with the Company or such Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company and its Affiliates.

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(h) No Rights as a Stockholder.  Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person or registered in the name of that person in book-entry form.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any of its Affiliates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal or impractical after the Company has used commercially reasonable efforts to comply with applicable law. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

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(k) Nonexclusivity of the Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law.  Except to the extent that provisions of the Plan are governed by applicable provisions of the Code, the Exchange Act or other substantive provisions of federal law, the Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(p) Severability.  If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(s) Payments.  Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

(t) Non-Qualified Deferred Compensation.

(i) To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of

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the Code prior to the payment and/or delivery to such Participant of such amount, the Company may (i) adopt such amendments to the Plan and related Award Agreement, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code. No action shall be taken under this Plan which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. However, in no event shall any member of the Board, the Company or any of its Affiliates (including their respective employees, officers, directors or agents) have any liability to any Participant (or any other person) with respect to this Section 15(u).

(ii) With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan are designated as separate payments.

(iii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum, without interest, on the earliest date permitted under Section 409A of the Code that is also a business day.

(u) Market Stand-off Provisions.  If requested by the Company for a reasonable period of time after the Effective Date, the Participant shall not, directly or indirectly, offer, sell, transfer, pledge, contract to sell (including any short sale), grant any option to purchase, or otherwise dispose of, or enter into any hedging or similar transaction with the same economic effect as a sale relating to, any shares of the Common Stock acquired by the Participant pursuant to an Award or any other securities of the Company held by the Participant, and shall execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company my impose stop transfer instructions with respect to such shares or other securities until the end of such period.

(v) Claw-back Provisions.  All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. The Company shall delay the exercise of its rights under this Section for such period as may be required to preserve equity accounting treatment.

(w) No Liability with Respect to Any Corporate Action.  Subject to Section 15(u), nothing contained in the Plan or in any Award Agreement will be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or any of its Affiliates to be appropriate or in its best interest, and no Participant or beneficiary of a Participant will have any claim against the Company or any of its Affiliates as a result of any such corporate action.

(x) Affiliate Employees.  In the case of a grant of an Award to an employee or consultant of any Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares of Common Stock to the

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employee or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled shall revert to the Company.

(y) Expenses; Gender; Titles and Headings.  The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

As adopted and approved by the Board of Directors on October 31, 2014, and the Company’s stockholders on [        ], 2015.

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Annex G

FORM OF
SECOND AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION
OF
HF2 FINANCIAL MANAGEMENT INC.

HF2 FINANCIAL MANAGEMENT INC., a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “HF2 Financial Management Inc.”
2.	The Corporation was originally incorporated under the name “H2 Financial Acquisition Corp.” The original Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on October 8, 2012, and was amended by the Company by the filing of Certificates of Amendment on October 10, 2012, November 9, 2012 and February 13, 2013, and an Amended and Restated Certificate of Incorporation on March 21, 2013 in the office of the Secretary of State of the State of Delaware (collectively, the “Original Certificate”).
3.	This Second Amended and Restated Certificate of Incorporation (this “Amended and Restated Certificate”) amends, restates and integrates the provisions of the Original Certificate.
4.	This Amended and Restated Certificate was duly approved and adopted by the [written consent] of the board of directors of the Corporation (the “Board”) and stockholders of the Corporation in accordance with the applicable provisions of Sections [141(f)], 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).
5.	The text of the Original Certificate is hereby amended and restated to read in its entirety as follows:

FIRST:  The name of the corporation is ZAIS Group Holdings, Inc. (the “Corporation”).

SECOND:  The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, County of New Castle, Wilmington, Delaware 19808. The name of the Corporation’s registered agent at that address is Corporation Service Company.

THIRD:  The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH:  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 202,000,000 of which 180,000,000 shares shall be Class A common stock of the par value of $.0001 per share (“Class A Common Stock”), 20,000,000 shares shall be Class B common stock of the par value of $.000001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), and 2,000,000 shares shall be preferred stock of the par value of $.0001 per share (“Preferred Stock ”).

A. Preferred Stock.  The Board is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock.  The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Class A Common Stock and the Class B Common Stock are as follows:

(i) Voting.  Except as otherwise expressly required by law or provided in this Amended and Restated Certificate, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of any outstanding shares of Class A Common Stock and the holders of any outstanding shares of Class B Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Amended and Restated Certificate or the bylaws of the Corporation, or upon which a vote of stockholders is otherwise duly called for by the Corporation. At each annual or special meeting of stockholders, each holder of record of shares of Class A Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of the Class A Common Stock standing in such holder’s name on the stock transfer records of the Corporation. At each annual or special meeting of stockholders, each holder of record of shares of Class B Common Stock on the relevant record date shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in such holder’s name on the stock transfer records of the Corporation. Neither the holders of shares of Class A Common Stock nor the holders of shares of Class B Common Stock shall have cumulative voting rights.

(ii) Dividends.  Subject to any other provisions of this Amended and Restated Certificate, holders of shares of Class A Common Stock shall be entitled to receive ratably, in proportion to the number of shares held by them, such dividends and other distributions in cash, stock, or property of the Corporation when, as, and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor. Dividends consisting of shares of Class A Common Stock may be paid only to holders of shares of Class A Common Stock and only proportionally with respect to each outstanding share of Class A Common Stock. Except as otherwise provided in this Amended and Restated Certificate, holders of shares of Class B Common Stock shall not be entitled to receive any dividends or distributions.

(iii) Liquidation, Dissolution, etc.  In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, after payments to creditors and to the holders of any Preferred Stock that may at the time be outstanding, the holders of shares of Class B Common Stock shall be entitled to receive an amount per share of Class B Common Stock equal to the par value thereof, following which the holders of shares of Class A Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution in proportion to the number of shares held by them.

(iv) Amendments.  Any amendment or modification to or waiver of this Amended and Restated Certificate that would alter or change the powers, preferences or special rights of the holders of shares of Class A Common Stock or the Class B Common Stock so as to affect them adversely must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class. Any amendment to this Amended and Restated Certificate to increase or decrease the authorized shares of Class A Common Stock or Class B Common Stock must be approved by a majority of the votes entitled to be cast by the holders of shares of the class affected by the amendment, voting as a separate class.

(v) No Preemptive Rights.  No holder of shares of Class A Common Stock or Class B Common Stock shall be entitled to preemptive rights.

(vi) Transfer Restrictions.  The shares of Class B Common Stock are subject to the transfer restrictions set forth in the agreement, dated as of [           ], by and between Christian M. Zugel, as trustee, the Corporation and the other parties thereto, and a copy of such agreement is available for inspect at the offices of the Corporation.

FIFTH:  The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The number of directors of the Corporation (exclusive of directors who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed from time to time solely by resolution of the Board, acting by not less than a majority of the directors then in office.

B. Directors shall be elected on an annual basis. Directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal.

C. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, shall be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as provided in the Corporation’s bylaws), or by the sole remaining director.

D. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

E. The Board shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

F. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereon (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

G. In addition to the powers and authorities hereinbefore stated or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Amended and Restated Certificate, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

H. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Corporation or the Board pursuant to a resolution adopted by the Board.

SIXTH:  The following paragraphs shall apply with respect to liability and indemnification of the Corporation’s officers and directors and certain other persons:

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph (A) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

C. The indemnification rights provided in this Article SIXTH (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by the Board, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article SIXTH.

D. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, trustee, general partner, managing member, fiduciary, board of directors’ committee member, employee, or agent of the Corporation or, if serving at the request of the Corporation, another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan, or other enterprise (including any employee benefit plan) against any expense, liability, or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

E. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article SIXTH with respect to any action, suit, proceeding, or investigation arising out of or relating to any actions, transactions, or facts occurring prior to the date of such merger or consolidation.

F. Any person serving as a director, officer, partner, member, trustee, administrator, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at least 50% of whose equity interests are owned by the Corporation shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

SEVENTH:  Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, or employee of the Corporation arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Corporation’s bylaws (as each may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director, officer, or employee of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article SEVENTH.

EIGHTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

NINTH:  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be duly executed by the undersigned as of this the [  ] day of [        ], 2014.

[        ]
[        ]

Signature Page to Second Amended and Restated Certificate of Incorporation

Annex H

LETTERHEAD OF CASSEL SALPETER & CO., LLC

September 13, 2014

HF2 Financial Management Inc.
999 18th Street
Suite 3000
Denver, CO 80202

Attn: The Board of Directors

Members of the Board of Directors:

We have been advised that HF2 Financial Management Inc. (the “Company”) intends to enter into an Investment Agreement (the “Agreement”), by and among the Company, ZAIS Group Parent, LLC (“ZAIS”) and the current members of ZAIS (the “ZAIS Members”). We have been further advised that pursuant to the Agreement, among other things, the Company will acquire (the “Transaction”) a number of Class A Units of ZAIS (the “Class A Units”) equal to the aggregate number of shares of the Company’s Class A Common Stock par value $0.0001 per share (the “Company Common Stock”), outstanding immediately after giving effect to the Redemption (collectively, the “Acquired Units”) such that the Company is expected to own 73.3% of ZAIS at closing in exchange for a contribution of an amount in cash equal to the assets in the Trust Account immediately after giving effect to the Redemption less the Company’s Expense Payments (such net payment, the “Closing Acquisition Consideration”), subject to adjustments as provided for in the Agreement (with respect to any such adjustment, we express no opinion). With your consent, we have further assumed that any adjustments to the Closing Acquisition Consideration in accordance with the Agreement or otherwise would not be material to our analysis or this Opinion. Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Agreement.

You have requested that Cassel Salpeter & Co., LLC (“CS”) render an opinion (this “Opinion”) to the Board of Directors of the Company (the “Board”) as to whether, as of the date of this Opinion, (i) the Closing Acquisition Consideration to be paid by the Company for the Acquired Units in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) based upon the Transaction, the Company’s expected ownership interest in ZAIS at closing has a fair market value equal to at least 80% of the balance in the trust account (the “Trust Account”) established by the Company at the consummation of its initial public offering and into which a certain amount of the net proceeds thereof were deposited.

In arriving at this Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

•	Reviewed a draft, dated September 12, 2014, of the Agreement.
•	Reviewed certain publicly available financial information and other data with respect to the Company that we deemed relevant.
•	Reviewed certain other information and data with respect to the Company and ZAIS made available to us by the Company and ZAIS, including ZAIS’ draft financial statements for the six months ended June 30, 2014 prepared under accounting principles generally accepted in the United States (“GAAP”) and draft financial statements for the years ended December 31, 2013 and December 31, 2012 prepared under GAAP (together, the “Draft Financial Statements”), financial projections with respect to the future financial performance of ZAIS for the four years ending December 31, 2017, prepared by management of ZAIS under modified cash basis (the “Projections”) and other internal financial information furnished to us by or on behalf of the Company and ZAIS.
•	Considered and compared the financial and operating performance of ZAIS with that of companies with publicly traded equity securities that we deemed relevant.
•	Considered a discounted cash flow analysis of ZAIS based upon the Projections.

The Board of Directors
HF2 Financial Managment Inc.
September 13, 2014

•	Reviewed a certificate addressed to us from senior management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company;
•	Discussed the business, operations, and prospects of the ZAIS and the proposed Transaction with the Company’s and ZAIS’ management and certain of the Company’s and ZAIS’ representatives.
•	Conducted such other analyses and inquiries, and considered such other information and factors as we deemed appropriate.

In addition, for purposes of our analysis and this Opinion we have, with your consent, evaluated whether, as of the date of this Opinion, the Company’s expected ownership interest in ZAIS at closing has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account solely upon the basis of a comparison of the Company’s implied equity value reference ranges in ZAIS indicated by our financial analysis with the balance of the funds remaining in the Company’s Trust Account, which you have advised us and we, for purposes of our analysis and this Opinion, have assumed, without independent verification, does not and shall not exceed $184,748,000.

This Opinion only addresses whether, as of the date hereof, (i) the Closing Acquisition Consideration to be paid by the Company for the Acquired Units in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) based on the Transaction, the Company’s expected ownership interest in ZAIS at closing has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account. It does not address any other terms, aspects, or implications of the Transaction or the Agreement, including, without limitation, any term or aspect of the Transaction that is not susceptible to financial analyses, the appropriate capital structure of the Company or ZAIS, the fairness of the Transaction or all or any portion of the Closing Acquisition Consideration, to any other security holders of the Company, ZAIS or any other person or any creditors or other constituencies of the Company, ZAIS or any other person, nor the fairness of the amount or nature, or any other aspect, of any compensation or consideration payable to or received by any officers, directors, or employees of any parties to the Transaction, or any class of such persons, relative to the Closing Acquisition Consideration to be paid by the Company in the Transaction pursuant to the Agreement, or otherwise. We are not expressing any opinion as to what the value of shares of the Company’s common stock may trade, be purchased or sold at any time.

This Opinion does not address the relative merits of the Transaction as compared to any alternative transaction or business strategy that might exist for the Company, or the merits of the underlying decision by the Board or the Company to engage in or consummate the Transaction. The financial and other terms of the Transaction were determined pursuant to negotiations between the parties to the Agreement and were not determined by or pursuant to any recommendation from us. In addition, we were not authorized to, and we did not, solicit indications of interest from third parties regarding a potential transaction involving the Company.

In arriving at this Opinion, we have, with your consent, relied upon and assumed, without independently verifying, the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us or available from public sources, and we have further relied upon the assurances of the Company’s and ZAIS’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. We have been advised by ZAIS that the Draft Financial Statements have not been audited and the Projections have not been prepared in accordance with GAAP and the Company has directed us to rely upon and assume, without independent verification, that if the Draft Financial Statements were audited and if the Projections were prepared in accordance with GAAP, such financial statements and projections, respectively, would not be different in any way material to our financial analysis or this Opinion. We are not legal, tax, accounting, environmental, or regulatory advisors and, we do not express any views or opinions as to any legal, tax, accounting, environmental, or regulatory matters relating to the Company, ZAIS, the Transaction, or otherwise. We understand and have relied upon the fact that the Company has obtained or will obtain such advice as it deems necessary or appropriate from qualified

The Board of Directors
HF2 Financial Managment Inc.
September 13, 2014

legal, tax, accounting, environmental, regulatory, and other professionals, and have assumed, with your consent, that all such advice was accurate and complete. You have also advised us and we have assumed that the Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management of the Company and ZAIS with respect to the future financial performance of the

Company and ZAIS, respectively and that such information provides a reasonable basis upon which to analyze and evaluate the Company and ZAIS and form an opinion. We express no view with respect to the Projections or the assumptions on which they are based. We have not evaluated the solvency or creditworthiness of the Company, ZAIS or any other party to the Transaction, the fair value of the Company, ZAIS or any of their respective assets or liabilities, or whether the Company or ZAIS or any other party to the Transaction is paying or receiving reasonably equivalent value in the Transaction under any applicable foreign, state, or federal laws relating to bankruptcy, insolvency, fraudulent transfer, or similar matters, nor have we evaluated, in any way, the ability of the Company, ZAIS or any other party to the Transaction to pay its obligations when they come due. We have not physically inspected the Company’s, ZAIS’ properties or facilities and have not made or obtained any evaluations or appraisals of the Company’s or ZAIS’ assets or liabilities (including any contingent, derivative, or off-balance-sheet assets and liabilities). We have not attempted to confirm whether the Company and ZAIS have good title to their respective assets. CS’s role in reviewing any information was limited solely to performing such reviews as CS deemed necessary to support its own advice and analysis and was not on behalf of the Board, the Company, or any other party.

We have assumed, with your consent, that the Transaction will be consummated in a manner that complies in all respects with applicable foreign, federal, state, and local laws, rules, and regulations and that, in the course of obtaining any regulatory or third party consents, approvals, or agreements in connection with the Transaction, no delay, limitation, restriction, or condition will be imposed that would have an adverse effect on the Company, ZAIS or the Transaction. We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respect from the draft we have reviewed and that the Transaction will be consummated on the terms set forth in the Agreement, without waiver, modification, or amendment of any term, condition, or agreement thereof that is material to our analyses or this Opinion. We have also assumed that the representations and warranties of the parties to the Agreement contained therein are true and correct and that each such party will perform all of the covenants and agreements to be performed by it under the Agreement. We offer no opinion as to the contractual terms of the Agreement or the likelihood that the conditions to the consummation of the Transaction set forth in the Agreement will be satisfied.

Our analysis and this Opinion are necessarily based upon market, economic, and other conditions as they exist on, and could be evaluated as of, the date hereof. Accordingly, although subsequent developments may arise that would otherwise affect this Opinion, we do not assume any obligation to update, review, or reaffirm this Opinion to you or any other person or otherwise to comment on or consider events occurring or coming to our attention after the date hereof.

This Opinion is addressed to the Board for the use and benefit of the members of the Board (in their capacities as such) in connection with the Board’s evaluation of the Transaction. This Opinion may not be used for any other purpose without our prior written consent. This Opinion is not intended to and does not constitute advice or a recommendation to any of the Company’s stockholders or any other security holders as to how such holder should vote or act with respect to any matter relating to the Transaction or otherwise. This Opinion should not be construed as creating any fiduciary duty on our part to the Company or any other party to the Agreement, any security holder of the Company or such other party, any creditor of the Company or such other party, or any other person.

We will receive a fee for rendering this Opinion, no portion of which is contingent upon the completion of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities that may arise out of our engagement or the rendering of this Opinion. In accordance with our policies and procedures, a fairness committee was not required to, and did not, approve the issuance of this Opinion.

The Board of Directors
HF2 Financial Managment Inc.
September 13, 2014

Based upon and subject to the foregoing, it is our opinion that, as of the date of this Opinion, (i) the Closing Acquisition Consideration to be paid by the Company in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) based on the Transaction, the Company’s expected ownership interest in ZAIS at closing has a fair market value equal to at least 80% of the balance of funds in the Company’s Trust Account.

Very truly yours,

/s/ Cassel Salpeter & Co., LLC

ANNEX I

FORM OF

VOTING TRUST AGREEMENT

This AGREEMENT (the “Agreement”) is made this ___ day of ________, 2014, by and between (i) Christian M. Zugel, (ii) Laureen Lim, (iii) Sonia Zugel, (iv) Family Trust u/ Christian M. Zugel 2005 GRAT, (v) Zugel Family Trust (collectively, the “Depositors”), (vi) Christian M. Zugel, as trustee (the “Trustee”) and (vii) ZAIS Group Holdings, Inc. (“Holdings”).

The Depositors, together with any subsequent Holders (as defined below), the Trustee and Holdings are referred to collectively as the “Parties”.

RECITALS

A. Christian M. Zugel was the owner and holder of 47.5% of the membership interests of ZAIS Group Parent, LLC prior to the Investment Transaction (as defined below).

B. Laureen Lim was the owner and holder of 20% of the membership interests of ZAIS Group Parent, LLC prior to the Investment Transaction.

C. Mark Mahoney and Fiduciary Trust International of Delaware, as trustees of the Family Trust u/ Christian M. Zugel 2005 GRAT, were the owners and holders of 15% of the membership interests of ZAIS Group Parent, LLC prior to the Investment Transaction.

D. Sonia Zugel was the owner and holder of 10% of the membership interests of ZAIS Group Parent, LLC prior to the Investment Transaction.

E. Mark Mahoney and Fiduciary Trust International of Delaware, as trustees of the Zugel Family Trust, were the owners and holders of 7.5% of the membership interests of ZAIS Group Parent, LLC prior to the Investment Transaction.

F. The Depositors entered into a Limited Liability Company Agreement of ZAIS Group Parent, LLC (formerly known as River Rain, LLC), dated as of October 28, 1997, as amended, to reflect and set forth their respective rights and obligations with respect to ZAIS Group Parent, LLC.

G. The Depositors and ZAIS Group Parent, LLC have entered into an Investment Agreement, dated as of [          ], 2014 (the “Investment Agreement”) with Holdings wherein Holdings has made an investment in ZAIS Group Parent, LLC and has become the managing member of ZAIS Group Parent, LLC (the “Investment Transaction”).

H. In connection with the Investment Transaction, Holdings caused 20,000,000 shares of Class B common stock, par value $0.000001 per share, of Holdings (the “Stock”) to be transferred to the Depositors.

I. Notwithstanding the appointment of Holdings as managing member of ZAIS Group Parent, LLC as required under the Investment Agreement, the Depositors desire that Christian M. Zugel indirectly continue to have significant influence over ZAIS Group Parent, LLC on and after the effective date of the Investment Transaction, both directly and indirectly through Holdings, by controlling the Stock through a voting trust.

J. The Depositors desire to enter into this Agreement to, among other things, create a voting trust pursuant to Section 218 of the Delaware General Corporation Law and to deposit the Stock into such voting trust and to grant the Trustee the power to transfer and surrender the stock to Holdings in accordance with the terms of this Agreement and the Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), by and between Holdings, ZAIS Group Parent, LLC and the Depositors.

K. The Trustee has consented to act as Trustee hereunder upon the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, promises and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Creation of Voting Trust.  Subject to the terms and conditions of this Agreement, a voting trust (this “Trust”) is hereby created and established in accordance with Section 218 of the Delaware General Corporation Law. The Depositors and the Trustee agree and acknowledge that this Trust is not limited to the voting of the Stock and also governs the transfer of the Stock. The Trustee accepts the trust created by this Agreement and agrees to the Trustee’s appointment as Trustee with all attendant rights and duties hereunder.

2. Name of Trust.  The Trust created by this Agreement and any amendments hereto may be referred to as the “ZGH Class B Voting Trust”.

3. Voting Trust Agreement.  Upon the execution of this Agreement by all the Parties hereto, the Trustee shall file an executed counterpart of this Agreement (and of every supplemental or amendatory agreement) at Holdings’ principal office in Two Bridge Avenue, Suite 322, Red Bank, NJ 07701. The copy of this Agreement so filed shall be open to inspection daily during business hours by any stockholder of Holdings and by any Holder, in person or by agent or attorney, as provided in Section 218 of the Delaware General Corporation Law.

4. Transfers of Stock to the Trustee.  Upon the execution of this Agreement by the Parties hereto, the Depositors shall deposit the Stock, representing all of the Class B Common Stock of Holdings then owned directly or beneficially by the Depositors and all of the Class B Common Stock of Holdings authorized, issued and outstanding, with the Trustee. The certificates evidencing such shares of Stock shall be accompanied by such instruments of transfer, duly endorsed in blank or to the Trustee, sufficient to enable the Trustee to cause such certificates to be transferred into the Trustee’s name, as Trustee under this Agreement. Upon receipt by the Trustee of the certificates for such shares of Stock and the transfer of the same into the name of the Trustee, the Trustee shall hold such Stock subject to the terms of this Agreement.

5. Uncertificated Shares.  Because Holdings’ [Amended and Restated Bylaws] provide that all ownership of Class B Common Stock of Holdings shall hereinafter be uncertificated, the Trustee shall surrender the certificates evidencing the Stock to Holdings and no certificate representing the Stock shall be issued to the Trustee, but the Trustee’s record ownership of the Stock shall be recorded on Holdings’ books and records. The interest of the Depositors in the Stock deposited by them shall also be uncertificated. The Trustee hereby agrees with the Depositors that such interest shall be recorded in an ownership ledger maintained by the Trustee. The Depositors and any other owner of the Stock permitted pursuant to this Agreement and that becomes a party to this Agreement is referred to herein individually as a “Holder” and collectively the “Holders.”

6. Transfer or Exchange of Shares of Stock.  Interests in shares of Stock are transferable on the ownership ledger of the Trustee by a Holder in person or by authorized attorney only with the written consent of the Trustee (according to the rules, if any, established for that purpose by the Trustee). Any transfer by any Holder of any interest in the shares of Stock in violation of this Agreement shall be null and void ab initio. Without prejudice to the foregoing, this Agreement shall continue in full force and effect notwithstanding any attempted transfer in violation of this Agreement or operation by any statute of distribution or descent by reason of the death of a Holder. Every permitted transferee of shares of Stock hereunder shall be required to become a party to this Agreement by executing a joinder agreement in the form of Exhibit A hereto, with the same force and effect as if such transferee had signed this Agreement, and such transferee shall for all purposes be considered a Holder hereunder.

7. Trustee to Vote Stock.  During the term of this Agreement, the Trustee shall have full power and authority, and the Trustee is hereby fully empowered and authorized, to represent, and act in the name and stead of, the Holders of the Stock, including, but not limited to, such Trustee having the right to vote in person or proxy or to act by written consent or waiver with respect to said Stock in the sole discretion of the Trustee, at all meetings of the shareholders of Holdings, in the election of directors and upon any and all matters in question of any character whatsoever which may be brought before such meetings or require the consent of the shareholders of Holdings, as fully as any Holder might do if personally present, including but not limited to, the removal of any director or the entire Board of Directors and the approval of a merger or consolidation, the sale, lease or exchange of all or substantially all of the assets of Holdings, the mortgage or pledge of Holdings’ assets and the dissolution of Holdings, or any other major corporate transaction and such Trustee having the right to surrender or transfer the Stock in accordance with Section 10 and the Exchange Agreement. The Trustee shall not be required to poll any Holder or otherwise to act in accordance with any Holder’s instructions before voting such Stock.

8. Distributions.  If applicable, it is agreed that all cash or property distributions, the value of which per share shall not exceed the Stock’s par value ($0.000001) per share, shall be the property of the registered holders of interests of the Stock upon which such distributions are made; and the Trustee for itself and its successors in the Trust, covenants and agrees that it will promptly pay or cause to be paid to or upon the written order of the registered holders from time to time of interests of the Stock, their proportionate amounts of any such cash or property distributions collected by the Trustee or its successor upon the Stock with respect to which such interests of the Stock are held.

If applicable, all distributions to be made by the Trustee hereunder shall be distributed to those persons who shall be registered holders of interests of the Stock on the date which determines as to shareholders the ownership of such distributions. From time to time the Trustee shall execute and deliver or cause to be delivered to Holdings, and/or its disbursing agent, if any, proper orders authorizing and directing Holdings to pay as aforesaid any and all distributions that may from time to time become due and payable upon the Stock, to or upon the order of the registered holders respectively of such interests of the Stock entitled to receive the same. Upon the delivery by the Trustee to Holdings of any order as aforesaid, all further obligation or duty of the Trustee with respect to distributions referred to in such order shall terminate.

9. Admission of Additional Holder.  A prospective Holder may only be added if (i) the prospective Holder is a permissible transferee of shares of Stock pursuant to this Agreement, (ii) the prospective Holder shall have first executed a copy of this Agreement, agreeing to be bound by all of the terms hereof, with such execution occurring by signing and delivering to the Trustee an executed joinder agreement as set forth in Exhibit A to this Agreement and (iii) the Trustee agrees and accepts such joinder agreement as provided therein. Following the execution of such joinder agreement and acceptance by the Trustee, the prospective Holder shall be deemed to be a Holder within the meaning of this Agreement, shall be added to the books and records of Holdings and shall be entitled to all of the rights and benefits and subject to all of the duties and liabilities arising pursuant thereto.

10. Surrender of Stock; Transfer of Stock.  Pursuant to the Exchange Agreement, if the Trustee is required to surrender to Holdings any or all shares of Stock, the Holders and the Trustee hereby agree that the Trustee shall surrender to Holdings such shares of Stock without any action or consent of the Holders and such Stock shall be deemed released from the Trust. Upon surrendering any shares of Stock, the Trustee shall instruct Holdings to cancel the Stock and to update Holdings’ Class B Common Stock ledger to reflect such cancellation and the Trustee shall update the ownership ledger maintained by the Trustee to reflect the reduction in the interest of the Stock still held by such Holders on a proportional basis among the Holders based on each Holder’s ownership of Class A Units of ZAIS Group Parent, LLC immediately after such surrender and release of the Stock. Trustee agrees that it shall not directly or indirectly transfer, sell, assign, hypothecate, pledge or grant a proxy (other than a revocable proxy in connection with a meeting of the stockholders of Holdings) with respect to the Stock (or any interest therein), whether by operation of law or otherwise (each, a “Stock Transfer”), other than a surrender of the Stock to Holdings in accordance with this Section 10 and the Exchange Agreement. Any Stock Transfer in violation of the prior sentence shall be null and void ab initio.

11. Successor Trustees.

(a) Designation of Successor Trustees.  If Christian M. Zugel by reason of his death or legal incompetency fails or ceases to act as trustee on or before such date that is eighteen months from the date of this Agreement, Bruce Cameron shall be trustee. If Christian M. Zugel for any reason fails or ceases to act as trustee after such date that is eighteen months from the date of this Agreement, or if Bruce Cameron for any reason fails or ceases to act as trustee at any time, Sonia Zugel shall be trustee.

In the event that Sonia Zugel is unable or unwilling to act as trustee pursuant to this Agreement or for any reason fails or ceases to act as a trustee, a successor trustee shall be appointed by consent of at least two of the following individuals: Michael Szymanski, Mark Mahoney and Howard Steinberg; provided that if any such individual dies or becomes incompetent, then the successor trustee shall be appointed by agreement of such remaining individual(s) that are alive and not incompetent.

12. Trustee’s Liability.  The Trustee shall vote the Stock transferred to the Trust in the Trustee’s sole and absolute discretion and shall not be liable for any vote cast or not cast, or consent given or not given by the Trustee.

13. Trustee’s Indemnity.  Except to the extent prohibited by law, the Trustee shall be held harmless and indemnified fully by the Holders against all costs, charges, expenses and other liabilities, including reasonable attorney’s fees, incurred by the Trustee in the exercise of any power conferred upon the Trustee by this Agreement or arising or relating to this Agreement (excluding actions or omissions of the Trustee in bad faith).

14. Term of Trust.  The Trust created by this Agreement is expressly declared to be irrevocable and shall commence upon the date of this Agreement and shall terminate upon the date on which the Trust no longer holds any Stock. At any time within 20 days after the termination of this Agreement, the Trustee shall instruct Holdings to cancel any remaining shares of Stock listed as outstanding on Holdings’ Class B Common Stock ledger. Upon such cancellation all further liability of the Trustee shall cease, and the Trustee shall not be required to take any further action hereunder.

15. Information.  The Trustee shall deliver to the Holders all notices, reports, statements, and other communications received by the Trustee from Holdings which are intended for Holdings’ shareholders.

16. Compensation and Reimbursement of Trustee.  The Trustee shall serve without compensation.

17. Books and Records.  The Trustee shall maintain, or cause to be maintained, such books and records as are necessary or appropriate to enable the Trustee to carry out the terms and provisions of this Agreement.

18. Other Interests in Holdings.  Nothing herein shall disqualify or incapacitate a Trustee or a Trustee’s employees or agents from serving Holdings or any of its subsidiaries or affiliates as an officer or director, or in any other capacity, and receiving compensation in any such capacity or voting for himself or herself in any such capacity. A Trustee, a Trustee’s employees and agents and any company or other entity of which any of the foregoing individuals may be a member, agent, employee, trustee, depositor, director, or officer may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which Holdings, any subsidiary or affiliate may be a party or in which it may be concerned, as fully and freely as though such Trustee were not a Trustee hereunder. Any Trustee may as an individual or as trustee for another or others, be interested in the purchase or sale of the capital stock of Holdings or any of its subsidiaries, or of interests in the Stock or of any property owned by Holdings or any of its subsidiaries. The Trustee may appoint and employ agents and attorneys as in its discretion may be convenient and advisable in the administration of any of its powers and duties hereunder and may remove them at pleasure. The Trustee may delegate to a proxy or proxies the right to vote and act for it at any meeting of stockholders of Holdings; provided that such proxy shall be revocable and terminate immediately after such stockholder meeting.

19. Deliveries to Parties.  Unless otherwise provided herein, any notices, requests, demands, consents, instructions, or other communications required or contemplated by this Agreement to be given to the Trustee, Holdings, or any Holder shall be in writing and shall be sufficiently given if sent by United States mail, postage prepaid, by certified or registered mail, or by facsimile, or if delivered by Federal Express, UPS, or other commercial delivery service, to such party at such party’s address as set forth in the registration and transfer books maintained by the Trustee, and shall be deemed delivered on the date delivered to such address. All distributions of cash, shares of Stock, or other property by the Trustee to the Holders may be made, in the discretion of the Trustee, by mail (regular or registered mail, as the Trustee deems advisable), in the same manner as provided for the giving of notices to the Holders.

20. Severability.  In the event that any portion or portions of this Agreement shall be held, ruled, or deemed to be void or unenforceable, all parties consent and agree that such portion or provision shall be thereby deemed stricken from this Agreement or amended to the extent necessary so as to be valid and enforceable, and that the remainder of this Agreement shall continue in full force and effect.

21. Merger; Amendment.  This Agreement and the Exchange Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein. This Agreement shall not be amended, altered, or modified except by a written instrument that expressly refers to this Agreement, is signed by each Party and is filed with Holdings’ principal office in Two Bridge Avenue, Suite 322, Red Bank, NJ 07701 and registered office within the State of Delaware.

22. Specific Enforcement.  Each Party shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in their favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each Party may in his, her, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief, without posting a bond or other security, in order to enforce or prevent any violation of the provisions of this Agreement.

23. Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

24. Miscellaneous Provisions.

(a) Incorporation.  The foregoing recitals are incorporated into this Agreement.

(b) Binding Effect.  This Agreement shall inure to the benefit of and shall be binding upon the parties hereto, their respective heirs, executors, administrators, successors and assigns.

(c) Gender. Where the context so requires, the singular shall include the plural, and the masculine gender shall be deemed to include the feminine and the neuter and vice versa.

(d) Headings.  The headings of the sections are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

(e) Counterparts.  This document may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery by one party of a facsimile or a .pdf file of this document to the other party with a facsimile or a .pdf file of such party’s signature hereon shall be deemed a delivery of an originally executed agreement for all purposes, and be fully binding.

(f) Representations.  Each Party severally and not jointly, represents and warrants that, as of the date hereof (i) if it is not a natural person, it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Party, (iv) this Agreement constitutes a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, (v) the execution, delivery and performance of this Agreement by such Party and the consummation by such party of the transactions contemplated hereby will not (A) if it is not a natural person, result in a violation of the certificate of incorporation, bylaws, trust agreement or other organizational documents of such Party or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Party is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable such Party, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such Party of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

Depositors	Trustee

Christian M. Zugel
Christian M. Zugel, Member
Laureen Lim, Member
Mark Mahoney, as trustee of the Family Trust u/ Christian M. Zugel 2005 GRAT and as trustee of the Zugel Family Trust, Members
Fiduciary Trust International of Delaware, as trustee of the Family Trust u/ Christian M. Zugel 2005 GRAT and as trustee of the Zugel Family Trust, Members
Sonia Zugel, Member

THE UNDERSIGNED ALSO HEREBY ACKNOWLEDGES RECEIPT OF A COUNTERPART OF THE WITHIN AGREEMENT, WHICH HAS BEEN DEPOSITED WITH HOLDINGS, THIS ___ DAY OF _________, 2014.

ZAIS Group Holdings, Inc.

By:

Its:

EXHIBIT A

The undersigned having read the ZGH Class B Voting Trust Agreement dated _____________, 2014, as amended and attached hereto, by and between the Depositors and the Trustee (each as defined therein), hereby agrees to be bound by all of the terms of that Voting Trust Agreement, as from time to time amended.

Dated _______________, 20___.

SAMPLE

Agreed to and Accepted
on _______________, 20__.

By:

Its:

Annex J

ZAIS Group Holdings, Inc.

AMENDED AND RESTATED
B Y L A W S

ARTICLE I

OFFICES

Section 1. Offices.  The registered office of the Corporation shall be in the State of Delaware. The Corporation may have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or as may be necessary or convenient to the business of the Corporation.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Annual Meeting.  The annual meeting of the stockholders of the Corporation shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the Corporation’s notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.

Section 2. Special Meetings.  Special meetings of the stockholders of the Corporation may be called only by or at the direction of the Board of Directors, pursuant to a resolution approved by a majority of the entire Board of Directors. Special meetings shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware as shall be designated by the Board of Directors and stated in the Corporation’s notice of the meeting. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication.

Section 3. Notice of Meetings.  (a) The Corporation shall give notice of any annual or special meeting of stockholders. Notices of meetings of the stockholders shall state the place, if any, date, and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. In the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called. No business other than that specified in the notice thereof shall be transacted at any special meeting. Unless otherwise provided by applicable law or the Second Amended and Restated Certificate of Incorporation of the Corporation dated [    , 2014] (as amended from time to time, the “Certificate of Incorporation”), notice shall be given to each stockholder entitled to receive notice of such meeting not fewer than ten (10) days or more than sixty (60) days before the date of the meeting.

(b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the Corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (i) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Section 4. Quorum and Adjournment.  Except as otherwise required by law, by the Certificate of Incorporation, or by these Bylaws, the presence, in person or represented by proxy, of the holders of a majority of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such majority shall not be present or represented at any meeting of the stockholders, a majority of the stockholders present, although less than a quorum, or the presiding officer of such meeting shall have the power to adjourn the meeting to another time and place.

Section 5. Adjourned Meetings.  When a meeting is adjourned to another time and place, if any, unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting. If an adjournment is for more than thirty (30) days or, if after an adjournment, a new record date is fixed for determining the stockholders entitled to vote at the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

Section 6. Vote Required.  Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws:

(a) Directors shall be elected by a plurality in voting power of the shares present in person or represented by proxy at a meeting of the stockholders and entitled to vote in the election of directors; and

(b) Whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote on the subject matter.

Section 7. Manner of Voting; Proxies.  (a) At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy. Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the Corporation on the record date fixed for determination of stockholders entitled to vote at such meeting.

(b) Each person entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee, or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; and

(2) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person or persons who will be the holder of the proxy or to an agent of the proxyholder(s) duly authorized by such proxyholder(s) to receive such transmission; provided, however, that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that any such telegram, cablegram, or other electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination, shall specify the information upon which they relied.

Any copy, facsimile telecommunication, or other reliable reproduction of a writing or electronic transmission authorizing a person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission.

Section 8. Remote Communication.  For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 9. Stockholder Action Without a Meeting.  Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted.

Section 10. Presiding Officer and Secretary.   (a) The Chairperson of the Board shall preside at meetings of the stockholders. In the absence of the Chairperson of the Board, the Vice Chairperson of the Board and, in his or her absence, the President of the Corporation shall preside at meetings of the stockholders. In the absence of each of the Chairperson of the Board, the Vice Chairperson of the Board, and the President of the Corporation, any director or officer designated by the Board of Directors shall preside at meetings of the stockholders.

(b) The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but, in the absence of the Secretary of the Corporation, the Assistant Secretary of the Corporation designated in accordance with Section 11(b) of Article IV of these Bylaws shall act as secretary of meetings of the stockholders. In the absence of the Secretary of the Corporation and any designated Assistant Secretary of the Corporation, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

Section 11. Conduct of Meetings.  At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure. The Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety. Without limiting the foregoing, he or she may:

(a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(b) place restrictions on entry to the meeting after the time fixed for the commencement thereof;

(c) restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(d) adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e) make rules governing speeches and debate, including time limits and access to microphones.

The presiding officer of the meeting shall act in his or her absolute discretion, and his or her rulings shall not be subject to appeal.

Section 12. Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 13. Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors (or a duly authorized committee thereof), or (c) by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraphs (A)(2) and (A)(3) of this Section 13 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting, (ii) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be, and (iii) who complies with the notice procedures set forth in Paragraphs (A)(2) and (A)(3) of this Section 13. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders. In addition, for business (other than the nomination of persons for election to the

Board of Directors) to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law.

(2) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (c) of Paragraph (A)(1) of this Section 13, the stockholder (a) must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 13. To be timely, a stockholder’s notice relating to an annual meeting shall be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred twentieth (120th) day before the date of the one-year anniversary of the immediately preceding year’s annual meeting (provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day before such annual meeting and not later than the close of business on the later of the ninetieth (90th) day before such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form for purposes of this Section 13, a stockholder’s notice to the Secretary of the Corporation (whether pursuant to this Paragraph (A) or Paragraph (B) of this Section 13) must set forth:

(a) as to each Proposing Person (as defined below), (i) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (ii) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person (provided that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future);

(b) as to each Proposing Person, (i) any derivative, swap, or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the Corporation, including due to the fact that the value of such derivative, swap, or other transactions are determined by reference to the price, value, or volatility of any shares of any class or series of capital stock of the Corporation, or which derivative, swap, or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of capital stock of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap, or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap, or other transactions are required to be, or are capable of being, settled through delivery of such shares, or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap, or other transactions; (ii) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding, or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of capital stock of the Corporation (including the number of shares and class or series of capital stock of the Corporation that are subject to such proxy, agreement, arrangement, understanding, or relationship); (iii) any agreement, arrangement, understanding, or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of capital stock of the

Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of capital stock of the Corporation, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”); (iv) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation; (v) any performance related fees (other than an asset based fee) to which such Proposing Person is entitled based on any increase or decrease in the price or value of shares of any class or series of the capital stock of the Corporation, or any Synthetic Equity Interests or Short Interests, if any; and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the nominations or business proposed to be brought before the meeting pursuant to Regulation 14A under the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (i) through (vi) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company, or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;

(c) if such notice pertains to the nomination by the stockholder of a person or persons for election to the Board of Directors (each, a “nominee”), as to each nominee, (i) the name, age, business and residence address, and principal occupation or employment of the nominee; (ii) all other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director in an election contest (whether or not such proxies are or will be solicited), or that is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; (iii) such nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected; and (iv) all information with respect to such nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 13 if such nominee were a Proposing Person;

(d) if the notice relates to any business (other than the nomination of persons for election to the Board of Directors) that the stockholder proposes to bring before the meeting, (i) a reasonably brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest in such business of each Proposing Person;

(e) a representation that the stockholder giving the notice is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(f) a representation whether any Proposing Person intends or is part of a group that intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (i) the eligibility of such proposed nominee to serve as a director of the Corporation, and (ii) whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation.

(4) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 13 to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the Board of Directors’ nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days before the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(5) Only such persons who are nominated in accordance with the procedures set forth in Paragraph (A) of this Section 13 (including those persons nominated by or at the direction of the Board of Directors) shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Paragraph (A) of this Section 13. Except as otherwise provided by law, the presiding officer of an annual meeting of stockholders shall have the power and duty (a) if the facts warrant, to determine that a nomination or any business proposed to be brought before the annual meeting was not made or was not proposed, as the case may be, in accordance with the procedures set forth in Paragraph (A) of this Section 13, and (b) if any proposed nomination or business was not made or was not proposed in compliance with Paragraph (A) of this Section 13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

(B) Special Meetings of Stockholders.

(1) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 3 of this Article II. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (a) by or at the direction of the Board of Directors or (b) if a purpose for such meeting as stated in the Corporation’s notice for such meeting is the election of one or more directors, by any stockholder of the Corporation (i) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Paragraph (B)(2) of this Section 13 is delivered to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting, (ii) who is entitled to vote at the meeting and upon such election, and (iii) who complies with the notice procedures set forth in Paragraph (B)(2) of this Section 13; provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of the meeting.

(2) If a special meeting has been called in accordance with Section 2 of this Article II for the purpose of electing one or more directors to the Board of Directors, then for nominations of persons for election to the Board of Directors to be properly brought before such special meeting by a stockholder pursuant to clause (b) of Paragraph (B)(1) of this Section 13, the stockholder (a) must have given timely notice thereof in writing and in the proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, and (b) must provide any updates or supplements to such notice at such times and in the forms required by this Section 13. To be timely, a stockholder’s notice relating to a special meeting shall be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day before such special meeting and not later than the close of business on the later of the ninetieth (90th) day before such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be in proper form for purposes of this Paragraph (B) of this Section 13, such notice shall set forth the information required by clauses (a), (b), (c), (e), and (f) of Paragraph (A)(3) of this Section 13.

(3) Only such persons who are nominated in accordance with the procedures set forth in Paragraph (B) of this Section 13 (including those persons nominated by or at the direction of the Board of Directors) shall be eligible to be elected at a special meeting of stockholders of the Corporation to serve as directors. Except as otherwise provided by law, the presiding officer of a special meeting of stockholders shall have the power and duty (a) if the facts warrant, to determine that a nomination proposed to be made at the special meeting was not made in accordance with the procedures set forth in Paragraph (B) of this Section 13, and (b) if any proposed nomination was not made in compliance with Paragraph (B) of this Section 13, to declare that such nomination shall be disregarded.

(C) General.

(1) A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to Paragraph (A)(3)(a) through Paragraph (A)(3)(f) of this Section 13 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement).

(2) Notwithstanding the foregoing provisions of this Section 13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 13, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3) For purposes of this Section 13, (a) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act; (b) “Proposing Person” shall mean (i) the stockholder giving the notice required by Paragraph (A) or Paragraph (B) of this Section 13, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such notice is given, and (iii) any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner.

(4) Paragraph (A) of this Section 13 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 13 shall be deemed to (a) affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act, (b) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, or (c) affect any rights of the holders of any class or series of preferred stock of the Corporation to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Certificate of Incorporation.

Section 14. Record Dates.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) or fewer than ten (10) days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to receive notice of such adjourned meeting the same or an earlier date as that fixed for determining the stockholders entitled to vote at such adjourned meeting in accordance with the foregoing provisions of this subsection (a) of this Section 14.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution, or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock, or for the purpose of any other lawful action, except as may otherwise be provided in these Bylaws, the Board of Directors may fix a record date. Such record date shall not precede the date upon which the resolution fixing such record date is adopted, and shall not be more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE III

DIRECTORS

Section 1. Number.  The number of directors that shall constitute the whole Board of Directors shall be as set forth in the Certificate of Incorporation.

Section 2. Powers.  Subject to any limitations set forth in the Certificate of Incorporation and to any provision of the DGCL relating to powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the Corporation’s issued and outstanding stock, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors.

Section 3. Resignations and Removal. (a) Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the Secretary of the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective.

(b) Except as otherwise may be provided in the Certificate of Incorporation, any director, or the entire Board of Directors, may be removed from office at any time.

Section 4. Annual Meetings.  The Board of Directors shall meet each year as soon as practicable following the annual meeting of stockholders, at the place where such meeting of stockholders has been held, or at such other place as shall be fixed by the Board of Directors (or if not previously fixed by the Board of Directors, by the person presiding over the meeting of the stockholders), for the purpose of election of officers and consideration of such other business as the Board of Directors considers relevant to the management of the Corporation.

Section 5. Regular Meetings.  Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meetings shall be held, upon notice to each director in accordance with Section 7 of this Article III, at such times and places, within or without the State of Delaware, as shall be designated by the Chairperson of the Board.

Section 6. Special Meetings.  Special meetings of the Board of Directors shall be held at the call of the Chairperson of the Board at such times and places, within or without the State of Delaware, as he or she shall designate, upon notice to each director in accordance with Section 7 of this Article III. Special meetings shall be called by the President or Secretary of the Corporation on like notice at the written request of a majority of the directors then in office.

Section 7. Notice.  Notice of any regular (if required) or special meeting of the Board of Directors may be given by personal delivery, mail, telegram, courier service (including, without limitation, Federal Express), facsimile transmission (directed to the facsimile transmission number at which the director has consented to receive notice), electronic mail (directed to the electronic mail address at which the director has consented to receive notice), or other form of electronic transmission pursuant to which the director has consented to receive notice. If notice is given by personal delivery, by facsimile transmission, by telegram, by electronic mail, or by other form of electronic transmission pursuant to which the director has consented to receive notice, then such notice shall be given on not less than twenty-four hours’ notice to each director. If written notice is delivered by mail, then it shall be given on not less than five (5) calendar days’ notice to each director. If written notice is delivered by courier service, then it shall be given on not less than three (3) calendar days’ notice to each director.

Section 8. Waiver of Notice.  Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing or by electronic transmission, whether before or after such meeting is held, or if he or she shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting. If waiver of notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.

Section 9. Quorum and Powers of a Majority.  At all meetings of the Board of Directors, a majority of the total number of directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business. At all meetings of each committee of the Board of Directors, a majority of the total number of members of such committee then in office shall be necessary and sufficient to constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting of the Board of Directors or a committee thereof at which a quorum is present shall be the act of the Board of Directors or such committee, unless by express provision of applicable law, the Certificate of Incorporation, or these Bylaws, a different vote is required, in which case such express provision shall govern and control. In the absence of a quorum, a majority of the members present at any meeting may, without notice other than announcement at the meeting, adjourn such meeting from time to time until a quorum is present.

Section 10. Manner of Acting.  (a) Members of the Board of Directors, or any committee thereof, may participate in any meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating therein can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(b) Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 11. Organization.  Meetings of the Board of Directors shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in his or her absence by a presiding person chosen at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the presiding person at the meeting may appoint any person to act as secretary of the meeting.

Section 12. Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more directors, which to the extent provided in said resolution or resolutions shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation (including the power and authority to designate other committees of the Board of Directors); provided, however, that no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval (other than recommending the election or removal of directors) or (ii) adopting, amending, or repealing any Bylaw of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting of such committee and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified director.

Section 13. Committee Procedure.  (a) Except as otherwise determined by the Board of Directors or provided by these Bylaws, each committee shall adopt its own rules governing the time, place, and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Unless otherwise provided by these Bylaws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in Section 7 of this Article III with respect to notices of meetings of the Board of Directors.

(b) Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

(c) Any member of any committee may be removed from such committee either with or without cause, at any time, by the Board of Directors at any meeting thereof. Any vacancy in any committee may be filled by the Board of Directors in the manner prescribed by the Certificate of Incorporation or these Bylaws for the original appointment of the members of such committee.

Section 14. Vacancies and Newly-Created Directorships.  Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office (and not by stockholders), although less than a quorum, or by a sole remaining director, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office to which they have been elected expires and until such directors’ successors have been duly elected and qualified. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of directors then in office, including those who have resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Section 15. Director Compensation.  (a) The Board of Directors, by a resolution or resolutions, may fix, and from time to time change, the compensation of Directors.

(b) Each director shall be entitled to reimbursement from the Corporation for his or her reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof.

(c) Nothing contained in these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for service rendered to it in such other capacity.

ARTICLE IV

OFFICERS

Section 1. Number.  The officers of the Corporation shall include a President, a Secretary, and a Treasurer. The Board of Directors also shall elect a Chairperson of the Board and may elect a Vice Chairperson of the Board. The Board of Directors also may elect one or more Vice Presidents (including one or more Executive Vice Presidents and one or more Senior Vice Presidents if deemed appropriate by the Board of Directors), one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as the Board of Directors may from time to time deem appropriate or necessary.

Section 2. Election of Officers, Term, and Qualifications.  The officers of the Corporation shall be elected from time to time by the Board of Directors and shall hold office at the pleasure of the Board of Directors. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in this Section 2 for the regular election to such office. Except for the Chairperson of the Board and the Vice Chairperson of the Board, none of the officers of the Corporation needs to be a director of the Corporation. Any two or more offices may be held by the same person to the extent permitted by the DGCL and other applicable law.

Section 3. Removal.  Any officer may be removed, either with or without cause, by the Board of Directors at any meeting thereof, or to the extent delegated to the Chairperson of the Board, by the Chairperson of the Board.

Section 4. Resignations.  Any officer of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Chairperson of the Board; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 5. Compensation of Officers.  The salaries and other compensation of all officers of the Corporation shall be fixed by or in the manner directed by the Board of Directors from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he or she also is a director of the Corporation.

Section 6. The Chairperson of the Board.  The Chairperson of the Board shall have the powers and duties customarily and usually associated with the office of the Chairperson of the Board, as well as such additional powers and duties as may be from time to time assigned to him or her by the Board of Directors. The Chairperson of the Board shall preside at meetings of the stockholders and of the Board of Directors.

Section 7. Vice Chairperson of the Board.  The Vice Chairperson of the Board shall have the powers and duties customarily and usually associated with the office of the Vice Chairperson of the Board, as well as such additional powers and duties as may be from time to time assigned to him or her by the Board of Directors. In the case of absence or disability of the Chairperson of the Board, the Vice-Chairperson of the Board shall perform the duties and exercise the powers of the Chairperson of the Board.

Section 8. The President.  The President shall be the chief executive officer of the Corporation. The President shall have, subject to the supervision, direction, and control of the Board of Directors, the general powers and duties of supervision, direction, and management of the affairs and business of the Corporation customarily and usually associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. The President shall have such additional powers and duties as may be from time to time assigned to him or her by the Board of Directors. If at any time the office of the Chairperson of the Board and the Vice Chairperson of the Board shall not be filled, or in the event of the temporary absence or disability of the Chairperson of the Board and the Vice Chairperson of the Board, the President shall perform the duties and exercise the powers of the Chairperson of the Board unless otherwise determined by the Board of Directors.

Section 9. The Vice Presidents.  Each Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, or the President.

Section 10. The Secretary and Assistant Secretaries.  (a) The Secretary shall attend meetings of the Board of Directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The Secretary shall have all such further powers and duties as are customarily and usually associated with the position of Secretary or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, or the President.

(b) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, the President, or the Secretary. In the case of absence or disability of the Secretary, the Assistant Secretary designated by the President (or, in the absence of such designation, by the Secretary) shall perform the duties and exercise the powers of the Secretary.

Section 11. The Treasurer and Assistant Treasurers.  (a) The Treasurer shall have custody of the Corporation’s funds and securities, shall be responsible for maintaining the Corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer also shall maintain adequate records of all assets, liabilities, and transactions of the Corporation and shall assure that adequate audits thereof are currently and regularly made. The Treasurer shall have all such further powers and duties as are customarily and usually associated with the position of Treasurer or as may from time to time be assigned to him or her by the Board of Directors, the Chairperson of the Board, or the President.

(b) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the President, or the Treasurer. In the case of absence or disability of the Treasurer, the Assistant Treasurer designated by the President (or, in the absence of such designation, by the Treasurer) shall perform the duties and exercise the powers of the Treasurer.

ARTICLE V

STOCK

Section 1. Certificates.  The shares of capital stock of the Corporation shall be represented by certificates, unless the Certificate of Incorporation otherwise provides or unless the Board of Directors provides by resolution or resolutions that some or all of the shares of any class or classes, or series thereof, of the Corporation’s capital stock shall be uncertificated. Every holder of capital stock of the Corporation represented by certificates shall be entitled to a certificate representing such shares. Certificates for shares of stock of the Corporation shall be issued under the seal of the Corporation, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall bear a serial number, shall exhibit the holder’s name and the number of shares evidenced thereby, and shall be signed by the Chairperson of the Board or a Vice Chairperson, if any, or the President or any Vice President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation. Any or all of the signatures on the certificate may be a facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such person or entity were such officer, transfer agent, or registrar at the date of issue.

Section 2. Transfers.  Transfers of stock of the Corporation shall be made on the books of the Corporation only upon surrender to the Corporation (or a transfer agent designed to transfer shares of stock of the Corporation) of a certificate (if any) for the shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer; provided, however, that such succession, assignment, or transfer is not prohibited by the Certificate of Incorporation, these Bylaws, applicable law, or contract.

Thereupon, the Corporation shall issue a new certificate (if requested) to the person entitled thereto, cancel the old certificate (if any), and record the transaction upon its books.

Section 3. Lost, Stolen, or Destroyed Certificates.  Any person claiming a certificate of stock to be lost, stolen, or destroyed shall make an affidavit or an affirmation of that fact, and shall give the Corporation a bond of indemnity in satisfactory form and with one or more satisfactory sureties, whereupon a new certificate (if requested) may be issued of the same tenor and for the same number of shares as the one alleged to be lost, stolen, or destroyed.

Section 4. Registered Stockholders.  The names and addresses of the holders of record of the shares of each class and series of the Corporation’s capital stock, together with the number of shares of each class and series held by each record holder and the date of issue of such shares, shall be entered on the books of the Corporation. Except as otherwise required by the DGCL or other applicable law, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of capital stock of the Corporation as the person entitled to exercise the rights of a stockholder, including, without limitation, the right to vote in person or by proxy at any meeting of the stockholders of the Corporation. The Corporation shall not be bound to recognize any equitable or other claim to or interest in any such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly required by the DGCL or other applicable law.

Section 5. Fractional Shares.  The Corporation may, but shall not be required to, issue fractional shares of its capital stock if necessary or appropriate to effect authorized transactions. If the Corporation does not issue fractional shares, it shall (i) arrange for the disposition of fractional interests on behalf of those that otherwise would be entitled thereto, (ii) pay in cash the fair value of fractions of a share as of the time when those who otherwise would be entitled to receive such fractions are determined, or (iii) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or in bearer form (represented by a certificate), which scrip or warrants shall entitle the holder to receive a full share upon surrender of such scrip or warrants aggregating a full share. Fractional shares shall, but scrip or warrants for fractional shares shall not (unless otherwise expressly provided therein), entitle the holder to exercise voting rights, to receive dividends thereon, to participate in the distribution of any assets in the event of liquidation, and otherwise to exercise rights as a holder of capital stock of the class or series to which such fractional shares belong.

Section 6. Additional Powers of the Board.  (a) In addition to, and without limiting, those powers set forth in Section 2 of Article III of these Bylaws, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the Corporation, including the use of uncertificated shares of stock, subject to the provisions of the DGCL, other applicable law, the Certificate of Incorporation, and these Bylaws.

(b) The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

ARTICLE VI

INDEMNIFICATION

Section 1. Indemnification.  (a) Subject to Section 3 of this Article VI, the Corporation shall indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter, a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, “Another Enterprise”), against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b) Pursuant to a resolution approved by the Board of Directors, the Corporation may indemnify, to the full extent that it shall have power under applicable law to do so and in a manner permitted by such law, any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(c) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any threatened, pending, or completed Proceeding referred to in Section 145(a) or (b) of the DGCL, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

(d) The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 2. Advancement of Expenses.  (a) Subject to Section 3 of this Article VI, with respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that any advancement of expenses shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b) With respect to any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or while not serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

Section 3. Actions Initiated Against The Corporation.  Anything in Section 1(a) or Section 2(a) of this Article VI to the contrary notwithstanding, except as provided in Section 5(b) of this Article VI, with respect to a Proceeding initiated against the Corporation by a person who is or was a director or officer of the Corporation (whether initiated by such person in or by reason of such capacity or in or by reason of any other capacity, including as a director, officer, employee, or agent of Another Enterprise), the Corporation shall not be required to indemnify or to advance expenses (including attorneys’ fees) to such person in connection with prosecuting such Proceeding (or part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof) unless such Proceeding was authorized by the Board of Directors of the Corporation.

Section 4. Contract Rights.  The rights to indemnification and advancement of expenses conferred upon any current or former director or officer of the Corporation pursuant to this Article VI (whether by reason of the fact that such person is or was a director or officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise) shall be contract rights, shall vest when such person becomes a director or officer of the Corporation, and shall continue as vested contract rights even if such person ceases to be a director or officer of the Corporation. Any amendment, repeal, or modification of, or adoption of any provision inconsistent with, this Article VI (or any provision hereof) shall not adversely affect any right to indemnification or advancement of expenses granted to any person pursuant hereto with respect to any act or omission of such person occurring prior to the time of such amendment, repeal, modification, or adoption (regardless of whether the Proceeding relating to such acts or omissions, or any proceeding relating to such person’s rights to indemnification or to advancement of expenses, is commenced before or after the time of such amendment, repeal, modification, or adoption), and any such amendment, repeal, modification, or adoption that would adversely affect such person’s rights to indemnification or advancement of expenses hereunder shall be ineffective as to such person, except with respect to any threatened, pending, or completed Proceeding that relates to or arises from (and only to the extent such Proceeding relates to or arises from) any act or omission of such person occurring after the effective time of such amendment, repeal, modification, or adoption.

Section 5. Claims.  (a) If (X) a claim under Section 1(a) of this Article VI with respect to any right to indemnification is not paid in full by the Corporation within sixty (60) days after a written demand has been received by the Corporation or (Y) a claim under Section 2(a) of this Article VI with respect to any right to the advancement of expenses is not paid in full by the Corporation within twenty (20) days after a written demand has been received by the Corporation, then the person seeking to enforce a right to indemnification or to an advancement of expenses, as the case may be, may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.

(b) If successful in whole or in part in any suit brought pursuant to Section 5(a) of this Article VI, or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys’ fees) of prosecuting or defending such suit.

(c) In any suit brought by a person seeking to enforce a right to indemnification hereunder (but not a suit brought by a person seeking to enforce a right to an advancement of expenses hereunder), it shall be a defense that the person seeking to enforce a right to indemnification has not met any applicable standard for indemnification under applicable law. With respect to any suit brought by a person seeking to enforce a right to indemnification or right to advancement of expenses hereunder or any suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), neither (i) the failure of the Corporation to have made a determination prior to commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standards of conduct under applicable law, nor (ii) an actual determination by the Corporation that such person has not met such applicable standards of conduct, shall create a presumption that such person has not met the applicable standards of conduct or, in a case brought by such person seeking to enforce a right to indemnification, be a defense to such suit.

(d) In any suit brought by a person seeking to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the burden shall be on the Corporation to prove that the person seeking to enforce a right to indemnification or to an advancement of expenses or the person from whom the Corporation seeks to recover an advancement of expenses is not entitled to be indemnified, or to such an advancement of expenses, under this Article VI or otherwise.

Section 6. Determination of Entitlement to Indemnification.  Any indemnification required or permitted under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he or she has met all applicable standards of conduct set forth in this Article VI and Section 145 of the DGCL. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer of the Corporation at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

Section 7. Non-Exclusive Rights.  The indemnification and advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be such director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 8. Insurance.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of Another Enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VI or otherwise.

Section 9. Severability.  If any provision or provisions of this Article VI shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (1) the validity, legality, and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable, that is not itself held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

Section 10. Miscellaneous.  For purposes of this Article VI: (a) references to serving at the request of the Corporation as a director or officer of Another Enterprise shall include any service as a director or officer of the Corporation that imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan; (b) references to serving at the request of the Corporation as a employee or agent of Another Enterprise shall include any service as an employee or agent of the Corporation that imposes duties on, or involves services by, such employee or agent with respect to an employee benefit plan; (c) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation; and (d) references to a director of Another Enterprise shall include, in the case of any entity that is not managed by a board of directors, such other position, such as manager or trustee or member of the governing body of such entity, that entails responsibility for the management and direction of such entity’s affairs, including, without limitation, general partner of any partnership (general or limited) and manager or managing member of any limited liability company.

ARTICLE VII

MISCELLANEOUS

Section 1. Books and Records.  (a) Any books or records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method; provided, however, that the books and records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any books or records so kept upon the request of any person entitled to inspect such records pursuant to the Certificate of Incorporation, these Bylaws, or the provisions of the DGCL.

(b) It shall be the duty of the Secretary of the Corporation or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder’s name; provided, however, if the record date for determining the stockholders entitled to vote at the meeting is fewer than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Nothing contained in this subsection (b) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

(c) Except to the extent otherwise required by law, or by the Certificate of Incorporation, or by these Bylaws, the Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the stock ledger, books, records, and accounts of the Corporation, or any of them, shall be open to inspection by the stockholders and the stockholders’ rights, if any, in respect thereof. Except as otherwise provided by law, the stock ledger shall be the only evidence of the identity of the stockholders entitled to examine the stock ledger, the books, records, or accounts of the Corporation.

Section 2. Voting Shares in Other Business Entities.  The President, any Vice President, or any other officer or officers of the Corporation designated by the Board of Directors or the President of the Corporation may vote, and otherwise exercise on behalf of the Corporation any and all rights and powers incident to the ownership of, any and all shares of stock or other equity interest held by the Corporation in any other corporation or other business entity. The authority herein granted may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by any such officer.

Section 3. Execution of Corporate Instruments.

(a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute, sign, or endorse any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation.

(b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the Corporation, promissory notes, deeds of trust, mortgages, and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, shall be executed, signed, or endorsed by the Chairperson of the Board, the President, any Vice President, the

Secretary, the Treasurer, or any Assistant Secretary or Assistant Treasurer of the Corporation. All other instruments and documents requiring a corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner and by such other person or persons as may be determined from time to time by the Board of Directors or the President of the Corporation.

(c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be executed, signed, or endorsed by the Treasurer, any Assistant Treasurer, of the Corporation or in such other manner and by such other person or persons as may be determined from time to time by the Board of Directors.

(d) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, the execution, signing, or endorsement of any corporate instrument or document may be effected manually, by facsimile, or (to the extent permitted by applicable law and subject to such policies and procedures as the Corporation may have in effect from time to time) by electronic signature.

Section 4. Fiscal Year.  The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.

Section 5. Gender/Number.  As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall each include the other whenever the context so indicates.

Section 6. Section Titles.  The titles of the sections and subsections have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.

Section 7. Electronic Transmission.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8. Amendment.  These Bylaws, or any of them, may be altered, amended, or repealed, and new Bylaws may be made, (a) at any annual or regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of the proposed alteration, amendment, or repeal be contained in written notice of such special meeting; or (b) at any annual meeting of the stockholders (subject to Section 13 of Article II of these Bylaws) or at any special meeting of the stockholders of the Corporation if noticed of the proposed alteration, amendment, or repeal is contained in the Corporation’s notice of such special meeting of stockholders (and subject to Section 2 of Article II of these Bylaws). Anything herein to the contrary notwithstanding, any alteration, amendment, or repeal of these Bylaws, or the making of any new Bylaw, by the stockholders shall require the affirmative vote of the holders of not less than a majority of the voting power represented by the issued and outstanding shares of the Corporation entitled to vote thereon. Any Bylaws altered, amended, or made by the stockholders may be altered, amended, or repealed by either the Board of Directors or the stockholders, in the manner set forth in this Section 8, except a Bylaw amendment adopted by the stockholders that specifies the votes that shall be necessary for the election of directors shall not be amended or repealed by the Board of Directors.

Section 9. Certificate of Incorporation.  Anything herein to the contrary notwithstanding, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

END OF BYLAWS

Please mark vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

1.	A proposal to approve and adopt the Investment Agreement, dated as of September 16, 2014, by and among HF2 Financial Management Inc. (the “Company”), ZAIS Group Parent, LLC (“ZGP”), and the members of ZGP, and the transactions contemplated thereby (the “Business Combination”).	AGAINST ☐	ABSTAIN ☐	FOR ☐
2.	A proposal to approve the Company’s second amended and restated certificate of incorporation, which includes the following amendments:	AGAINST ☐	ABSTAIN ☐	FOR ☐
• Change the Company’s name to “ZAIS Group Holdings, Inc.”

•

Provide that the number of directors of the Company (exclusive of directors who may be elected by the holders of any one or more series of preferred stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed from time to time solely by resolution of the board of directors, acting by not less than a majority of the directors then in office.

• Eliminate the Company’s staggered board of directors and provide that all directors will have one-year terms.
• Allow for stockholder action by written consent.
• Provide for the perpetual existence for the Company.

•

Delete Article FIFTH in its entirety because, upon consummation of the Business Combination, the Company will cease to be a blank check company and the provisions of Article Fifth relating to the proceeds held in the Company’s trust account and the terms governing the Company’s consummation of a proposed business combination will not be applicable following consummation of the Business Combination.

•

Provide that the shares of Class B Common Stock of the Company are subject to transfer restrictions set forth in the trust agreement governing the trust to be established to hold all of the outstanding shares of Class B Common Stock, of which Christian Zugel will be the initial sole trustee.

•

Except as otherwise required by law and subject to the rights of holders of our preferred stock, special meetings of the stockholders may only be called by or at the direction of the Chairman of the board of directors, the Chief Executive Officer of the Company or by resolution of the board of directors.

•

To provide that, unless the Company’s board of directors or one of its committees consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.

•

To provide that (i) the indemnification rights in Article Sixth are not exclusive, (ii) the Company may maintain insurance to cover claims against directors, officers and others, (iii) if the Company is merged into or consolidated with another corporation and is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under Article SIXTH and (iv) any person serving as a director, officer, partner, member, trustee, administrator, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at least 50% of whose equity interests are owned by the Company shall be conclusively presumed to be serving in such capacity at the request of the Company.

3.	A proposal to elect Christian Zugel, Michael Szymanski, Paul B. Guenther, James Zinn and R. Bruce Cameron to the board of directors, effective upon the closing of the Business Combination, to serve as directors on our board of directors until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified.
Christian Zugel For Withhold ☐ ☐
Michael Szymanski For Withhold ☐ ☐
Paul B. Guenther For Withhold ☐ ☐
James Zinn For Withhold ☐ ☐
R. Bruce Cameron For Withhold ☐ ☐

4.	A proposal to approve and adopt the ZAIS Group Holdings, Inc. 2015 Stock Incentive Plan.	AGAINST ☐	ABSTAIN ☐	FOR ☐
5.	A proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies, if based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to the stockholders for vote at the special meeting.	AGAINST ☐	ABSTAIN ☐	FOR ☐
6.	To consider and transact such other matters as may properly come before the special meeting or any adjournment or postponement thereof.	AGAINST ☐	ABSTAIN ☐	FOR ☐

☐ Intention to Exercise Redemption Rights If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under “Special Meeting in Lieu of 2014 Annual Meeting of HF2 Stockholders — Redemption Rights.”

☐ Shareholder Certification I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder with respect to the redemption of 20% or more of the outstanding shares of Class A common stock of the Company sold in the Company’s initial public offering in connection with the Business Combination.

Date:
(Signature)
(Signature, if held jointly)
(Title)
NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

☐ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND
RETURN IN THE POSTAGE — PAID ENVELOPE PROVIDED ☐

PRELIMINARY COPY — SUBJECT TO COMPLETION

HF2 FINANCIAL MANAGEMENT INC.

The undersigned, a holder of record of shares of Class A common stock, par value $0.0001 per share, or Class B common stock, par value $0.000001 per share (together the “Shares”), of HF2 Financial Management Inc. (the “Company”) acknowledges receipt of the Proxy Statement of HF2 Financial Management, Inc. dated January 29, 2015, and the undersigned revokes all prior proxies delivered in connection with the Special Meeting of Stockholders of the Company to adopt the Investment Agreement, dated as of September 16, 2014, by and among the Company, ZAIS Group Parent, LLC and Members of ZAIS Group Parent, LLC (as the same may be amended, the “Investment Agreement”) and all other matters related to the Business Combination including those set forth below and appoints R. Bradley Forth and R. Bruce Cameron, or each of them, with full power of substitution, proxies for the undersigned to vote all Shares of the Company which the undersigned would be entitled to vote at the Special Meeting and any adjournments, postponements or reschedulings thereof, and instructs said proxies to vote as follows.

EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED AND DATED THIS PROXY CARD, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION. THIS PROXY WILL REVOKE (OR BE USED BY THE PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH ALL MATTERS RELATED TO AND SET FORTH IN THE INVESTMENT AGREEMENT.

BY EXECUTING THIS PROXY CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.

(Continued and to be signed on reverse side)